UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-22201

Direxion Shares ETF Trust
(Exact name of registrant as specified in charter)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York, NY			10019
(Address of principal executive offices)			(Zip code)

1301 Avenue of the Americas (6th Ave.), 28th Floor New York, NY 10019
(Name and address of agent for service)

Registrant’s telephone number, including area code:		1-800-851-0511

Date of fiscal year end:	October 31, 2019

Date of reporting period:	October 31, 2019

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Report to Stockholders.

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2019

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

    www.portfolioplusetfs.com

STRATEGIC WEIGHT ETFS

Direxion All Cap Insider Sentiment Shares

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Direxion NASDAQ-100® Equal Weighted Index Shares

Direxion Zacks MLP High Income Index Shares

RELATIVE WEIGHT ETFS

Direxion FTSE Russell International Over US ETF

Direxion FTSE Russell US Over International ETF

Direxion MSCI Developed Over Emerging Markets ETF

Direxion MSCI Emerging Over Developed Markets ETF

Direxion MSCI USA Cyclicals Over Defensives ETF

Direxion MSCI USA Defensives Over Cyclicals ETF

Direxion Russell 1000® Growth Over Value ETF

Direxion Russell 1000® Value Over Growth ETF

Direxion Russell Large Over Small Cap ETF

Direxion Russell Small Over Large Cap ETF

PORTFOLIOPLUS ETFS

PortfolioPlus Developed Markets ETF

PortfolioPlus Emerging Markets ETF

PortfolioPlus S&P 500® ETF

PortfolioPlus S&P® Mid Cap ETF

PortfolioPlus S&P® Small Cap ETF

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	15
Expense Example (Unaudited)	34
Allocation of Portfolio Holdings (Unaudited)	36
Schedules of Investments	37
Statements of Assets and Liabilities	66
Statements of Operations	71
Statements of Changes in Net Assets	76
Financial Highlights	86
Notes to the Financial Statements	88
Report of Independent Registered Public Accounting Firm	111
Supplemental Information (Unaudited)	113
Board Review of Investment Advisory Agreement (Unaudited)	114
Trustees and Officers (Unaudited)	117

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2018 to October 31, 2019 (the "Annual Period").

Market Review:

U.S. equities entered the Annual Period amid continued concerns over global trade and weakness in the technology sector, leading equity markets lower for the first part of November 2018. A strengthening dollar, along with adjusted language by the Federal Reserve amid slowing global growth, led to a positive monthly return for the S&P 500 Index during November. Volatility returned in Q4 2018, coming to a head in December, as equity stocks sold off precipitously during the month amidst continued trade tensions with China that led to concerns of a broader global economic slowdown. Commentary from the Federal Reserve, citing expected continued growth and further rate increases, came on the back of its decision to raise rates in December. While the rate increase was expected, the lack of more dovish language behind it was not, and thusly compounded the move in equities to the downside. A change of tone from the Federal Reserve towards rate flexibility in January 2019 proved a boon to both U.S. and international equities, as emerging markets specifically saw an increased appetite for risk. The topic of tariffs was a key daily market driver during January 2019. Through February, U.K. equities struggled on ever-present Brexit concerns, while Asian equities gained on trade deal progress. Stocks continued to perform well through March and into April, with both the NASDAQ-100 Index and S&P 500 Index hitting all-time highs. Strong earnings from communication and financial sector stocks helped drive the domestic market higher through April, while developed and emerging country stocks lagged by comparison due to lingering concerns surrounding U.S.-China trade tensions and political uncertainties. During May, U.S. threats of tariffs on Mexican and Chinese goods sent the U.S. market reeling, only to be assuaged the following month by subsequent progress in Chinese trade talks and an indefinite suspension of Mexican tariffs shortly before the implementation deadline. Mid-summer brought a stronger U.S. dollar, which proved to be a headwind for emerging markets, while U.S. equities were bolstered by a strong start to Q2 2019 earnings and an expected 25 basis point rate cut by the Federal Reserve. The onset of August brought the first inverted treasury yield curve since 2007, and whispers of a recession along with it. U.S. trade tariffs on $300 billion of Chinese goods took effect in September, as another 25 basis point rate cut from the Federal Reserve proved underwhelming without language supporting long-term monetary easing. The end of the Annual Period saw risk appetites return, with progress made on a U.S.-China trade deal in what was referred to as "phase one" of a larger deal to come. The trade deal news also benefitted emerging markets, which saw a boost from a weaker U.S. Dollar and global central bank easing.

The fixed income market began the Annual Period with a peak in the two to ten-year yield curve spread of approximately 30 basis points. With trade rhetoric and Federal Reserve policy pending in the background, the front end of the curve began moving into a slight inversion. A major tailwind for the bond market occurred in December 2019 when the Federal Reserve decided to hike rates by 25 basis points. As investors became fearful of an economic slowdown and a drawn out trade war, bond markets rallied, driving yields lower. To begin the year, the Federal Reserve came forth with a neutral policy stance, leaving trade war rhetoric as the ultimate catalyst for price action in the bond markets. With fear of a recession lurking, the continued rally in the bond market spurred the decline in broad equity benchmarks. The Federal Reserve responded to market concerns by implementing a much anticipated rate cut in July. Not too long after, talks of tariff increases dragged the two to ten-year yield curve into negative territory. Further rate cuts, and increased trade optimism from the delay in tariffs, led to a slight sell off in bonds. The Annual Period finished with an average curve spread of approximately ten basis points.

Factors Affecting Thematic Weight ETFs Performance:

Benchmark Performance – The performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section above.

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Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transaction costs are not included in the expense ratio of the ETFs.

Thematic Weight ETFs Performance Review:

The following discussion relates to the performance of the Thematic Weight ETFs for the Annual Period. The performance of the ETFs for the Annual Period is important primarily for understanding whether the ETFs meet their investment goals.

Non-Leveraged ETFs

The Direxion All Cap Insider Sentiment Shares seeks investment results, before fees and expenses, that track the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index. The Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index composed of 100 of the top publicly-traded companies selected by Sabrient. The index attempts to reflect positive sentiment among those "insiders" closest to a company's financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company. For the Annual Period, the Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index returned 3.22%, while the Direxion All Cap Insider Sentiment Shares returned 3.00%.

The Direxion All Cap Insider Sentiment Shares began the Annual Period with large allocations to financial and consumer cyclical stocks. This was during a period when global trade concerns were rampant, and the Fund ended up benefitting from its lower exposure to a weakened technology sector. Into December 2018, the Fund gave back its positive performance from the previous month and sold off along with the broader equity market as concerns of a global economic slowdown crept into the conversation. The Direxion All Cap Insider Sentiment Shares remained heavily invested in financial stocks, which hurt Fund performance along with smaller allocations to consumer defensive and utilities stocks. Into 2019, commentary from the Federal Reserve, citing a greater willingness to be flexible in its approach to interest rates, was a boon for markets. The Fund regained its footing and was able to outperform the S&P 500 Index through the end of the Annual Period. January 2019's outperformance of the S&P 500 Index was fairly notable, attributable to positive performance in the consumer discretionary and financial sector positions. In March, the Direxion All Cap Insider Sentiment Shares finally underperformed the S&P 500 Index, as financial stocks performed comparatively poorly for the month, with the Fund maintaining a substantial allocation to that sector. Into April, the Fund again benefitted from its exposure to the financial sector, which outperformed the broader equity sector due to strong earnings. A tumultuous, tariff-headline-driven month of May saw a hard selloff in equities. The Fund was hurt during the month due to its heavy skew toward financial stocks which, while not the poorest performing sector that month, were down enough to hurt Fund performance notably. A broad-based equity rally through July saw the Direxion All Cap Insider Sentiment Shares most heavily-skewed toward financial stocks, but it also benefitting from a higher allocation to both cyclical and defensive stocks, as compared to the previous months. With financial stocks being one of the poorer performers in August, the Direxion All Cap Insider Sentiment Shares allocation to that sector contributed to an underperformance. The Fund recouped ground and outperformed the S&P 500 Index during September on the heels of a shift towards cyclical stocks, and also a rebound in the energy sector. Into period-end, the Fund was hurt by allocations to defensive and utilities stocks, as the broader market rallied on news of a "phase one" trade deal with China.

The Direxion NASDAQ-100® Equal Weighted Index Shares seeks investment results, before fees and expenses, that track the NASDAQ-100® Equal Weighted Index. The NASDAQ-100® Equal Weighted Index is the equal weighted version of the NASDAQ-100 Index® which includes approximately 100 of the largest domestic and international non-financial companies listed on The NASDAQ® Stock Market based on market capitalization selected by NASDAQ, Inc., the index provider. Equal weighting is a method of weighting index stocks whereby the same exposure is provided to both the smallest and largest companies included in the index. The index is rebalanced quarterly and reconstituted annually. For the Annual Period, the NASDAQ-100® Equal Weighted Index returned 20.03%, while the Direxion NASDAQ-100® Equal Weighted Index Shares returned 19.59%.

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For the Annual Period, the Direxion NASDAQ-100® Equal Weighted Index Shares outperformed the NASDAQ-100 Index due to robust gains in a handful of small cap names that, due to its equal weight nature, held a higher weighting than their representation in the market cap version. Overall, the equally-weighted methodology helped emphasize the return profile of the Fund. The strongest returns for the Fund came during the month of January 2019, when the Fund outperformed the market-cap weighted NASDAQ-100 Index by 2.31%. After a brief sell off in May, the Direxion NASDAQ-100® Equal Weighted Index Shares' returns were positive through the end of the Annual Period. Information technology stocks, which made up 45.85% of the Fund, produced very strong returns and led to positive momentum to close out the Annual Period.

The Direxion Zacks MLP High Income Index Shares seeks investment results, before fees and expenses, that track the price and yield performance of the Zacks MLP High Income Index. The Zacks MLP High Income Index is comprised of 25 securities selected from a universe of Master Limited Partnerships (MLP) listed on U.S. exchanges utilizing a methodology proprietary to Zacks. The objective of the index is to select a group of MLPs with the potential to yield and outperform on a risk adjusted basis the S&P 500 Index and other benchmark indices. For the Annual Period, the Zacks MLP High Income Index returned -3.84%, while the Direxion Zacks MLP High Income Index Shares returned -3.94%.

The Direxion Zacks MLP High Income Index Shares started the Annual Period heavily allocated to midstream names, at 65.58% of the exposure, but scaled down to 48.03% by period-end. A portion of the midstream exposure was reallocated to upstream names, which saw an aggregate increase from 8.17% to 20.01%. The Fund was down through the end of 2018, but rebounded in 2019, to finish the Annual Period ahead of the S&P 500 Index. During this rebound, all 25 names in the basket experienced positive returns, led by Icahn Enterprises LP (39.41%) and Amerigas Partners LP (34.40%). The Direxion Zacks MLP High Income Index Shares' positive momentum continued towards the end of July, bolstered by an increase of 2.56% for crude oil However, momentum faded, and the Fund experienced a loss of 9.36% over the last three months of the Annual Period.

Actively Managed ETF

The Direxion Auspice Broad Commodity Strategy ETF seeks to provide total returns that exceed that of the Auspice Broad Commodity Index over a complete market cycle. The Auspice Broad Commodity Index attempts to capture upward trends in the commodity markets while minimizing risk during down trends. The Auspice Broad Commodity Index will use a quantitative methodology to track either long or flat positions in a diversified portfolio of 12 different commodity futures contracts, or "components", which cover the energy, metal, and agricultural sectors. It attempts to incorporate dynamic risk management and contract rolling methods. For the Annual Period, the Auspice Broad Commodity Index returned -5.00%, while the Direxion Auspice Broad Commodity Strategy ETF returned -1.72%.

The Direxion Auspice Broad Commodity Strategy ETF removed its heating oil exposure in November 2018, instead turning to precious metals over the next few months by adding exposure in gold and silver in December and January, respectively. A successful stretch for the Fund when there was no exposure to heating oil, which it added back in February 2019. The Fund was down March and April, with long exposure to 7 of 12 possible commodities – gold, copper, crude oil, heating oil, RBOB gasoline, silver and sugar. May was the Fund's worst performing month. After this stretch of negative returns, the Direxion Auspice Broad Commodity Strategy ETF reduced exposure in copper, crude, heating oil and Copper, allowing gold – the best performing commodity – to lead a June performance. Through the end of the Annual Period, the Direxion Indexed Commodity & Income Strategy Fund's performance was relatively flat, finishing the period long only 3 of 12 commodities – gold, silver and wheat.

Relative Weight ETFs

The Direxion FTSE Russell International Over US ETF seeks investment results, before fees and expenses, that track the FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index. The FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the FTSE All-World ex US Index (the "Long Component") and 50% short exposure to the Russell 1000® Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is

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equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express an international over domestic investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index returned 7.34%, while the Direxion FTSE Russell International Over US ETF returned 7.38%.

The Direxion FTSE Russell US Over International ETF seeks investment results, before fees and expenses, that track the Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index. The Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Index (the "Long Component") and 50% short exposure to the FTSE All-World ex US Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a domestic over international investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the Russell 1000/FTSE All-World ex US 150/50 Net Spread Index returned 21.00%, while the Direxion FTSE Russell US Over International ETF returned 20.69%.

The Direxion MSCI Developed Over Emerging Markets ETF seeks investment results, before fees and expenses, that track the MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index. The MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI EAFE IMI Index (the "Long Component") and 50% short exposure to the MSCI Emerging Markets IMI Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a developed over emerging investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index returned 15.37%, while the Direxion MSCI Developed Over Emerging Markets ETF returned 15.94%.

The Direxion MSCI Emerging Over Developed Markets ETF seeks investment results, before fees and expenses, that track the MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index. The MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI Emerging Markets IMI Index (the "Long Component") and 50% short exposure to the MSCI EAFE IMI Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express an emerging over developed investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index returned 1.91%, while the Direxion MSCI Emerging Over Developed Markets ETF returned 1.33%.

The Direxion MSCI USA Cyclicals Over Defensives ETF seeks investment results, before fees and expenses, that track the MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index. The MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI USA Cyclical Sectors Index (the "Long Component") and 50% short exposure to the MSCI USA Defensive Sectors Index (the "Short Component").On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a cyclicals over defensives investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index returned 26.75%, while the Direxion MSCI Cyclicals Over Defensives ETF returned 26.51%.

The Direxion MSCI USA Defensives Over Cyclicals ETF seeks investment results, before fees and expenses, that track the MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index. The MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI USA Defensive Sectors Index (the "Long Component") and 50% short exposure to the MSCI USA Cyclical Sectors

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Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a defensives over cyclicals investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index returned 4.86%, while the Direxion MSCI Defensives Over Cyclicals ETF returned 4.64%.

The Direxion Russell 1000® Growth Over Value ETF seeks investment results, before fees and expenses, that track the Russell 1000® Growth/Value 150/50 Net Spread Index. Russell 1000® Growth/Value 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Growth Index (the "Long Component") and 50% short exposure to the Russell 1000® Value Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a growth over value investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the Russell 1000® Growth/Value 150/50 Net Spread Index returned 23.87%, while the Direxion Russell 1000® Growth Over Value ETF returned 23.50%.

The Direxion Russell 1000® Value Over Growth ETF seeks investment results, before fees and expenses, that track the Russell 1000® Value/Growth 150/50 Net Spread Index. The Russell 1000® Value/Growth 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Value Index (the "Long Component") and 50% short exposure to the Russell 1000® Growth Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a value over growth investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the Russell 1000® Value/Growth 150/50 Net Spread Index returned 11.40%, while the Direxion Russell 1000® Value Over Growth ETF returned 11.06%.

The Direxion Russell Large Over Small Cap ETF seeks investment results, before fees and expenses, that track the Russell 1000®/Russell 2000® 150/50 Net Spread Index. The Russell 1000®/Russell 2000® 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Index (the "Long Component") and 50% short exposure to the Russell 2000® Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a large-capitalization over small-capitalization investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the Russell 1000®/Russell 2000® 150/50 Net Spread Index returned 22.01%, while the Direxion Russell Large Over Small Cap ETF returned 21.70%.

The Direxion Russell Small Over Large Cap ETF seeks investment results, before fees and expenses, that track the Russell 2000®/Russell 1000® 150/50 Net Spread Index. The Russell 2000®/Russell 1000® 150/50 Net Spread Index) measures the performance of a portfolio that has 150% long exposure to the Russell 2000® Index (the "Long Component") and 50% short exposure to the Russell 1000® Index (the "Short Component"). On a monthly basis, the index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the index value. In tracking the index, the Fund seeks to provide a vehicle for investors looking to efficiently express a small-capitalization over large-capitalization investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Since the Fund's inception on January 16, 2019, the Russell 2000®/Russell 1000® 150/50 Net Spread Index returned 4.87%, while the Direxion Russell Small Over Large Cap ETF returned 4.80%.

PortfolioPlus ETFs Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and, effective March 1, 2019, seek daily investment results, before fees and expenses, of 135% of the performance of a particular

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benchmark. The ETFs attempt to provide investment results that correlate to 135% of the return of a benchmark, meaning the ETFs attempt to move in the same direction as the benchmark.

Performance prior to March 1, 2019 reflects the ETFs previous daily leveraged investment objective of 125% of the return of their respective benchmarks.

These leveraged ETFs seek returns that are 135% of the return of their respective benchmark index for a single day and should not be expected to provide 1.35 times the return of its benchmark's cumulative return for periods greater than one day. The performance of the ETFs over longer periods may not correlate to the benchmarks performance. Each Fund is intended to be used by investors who intend to monitor their portfolios.

In seeking to achieve each ETF's daily investment results, Direxion Advisors, LLC (the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, the Adviser determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the index or benchmark will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests in derivatives, including swap agreements. The Adviser uses these types of investments to produce economically "leveraged" investment results. Leveraging allows the Adviser to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, the Adviser maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting PortfolioPlus ETFs Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results of 135% of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments,

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returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, an ETF incurs a cost of LIBOR plus or minus a spread. LIBOR may create a drag on an ETF's performance, so if interest rates increase, the cost of financing will adversely impact an ETF's performance and ability to track its index.

Optimized Baskets – Each ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying Index in the short-term.

Equity Dividends – Equity ETFs are positively impacted by equity and index dividends as the ETFs receive those payments.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities.

PortfolioPlus ETFs Performance Review:

The PortfolioPlus Developed Markets ETF sought to provide 125% of the daily return of the FTSE Developed All Cap ex U.S. Index from November 1, 2018 until February 28, 2019. The FTSE Developed All Cap ex US Index is a market-capitalization weighted index representing the performance of large-, mid- and small capitalization companies in developed markets, excluding the USA. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers over 7,400 securities in 47 different countries and captures 98% of the world's investable market capitalization. For the stated period, the FTSE Developed All Cap ex U.S. Index returned 4.26%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus Developed Markets ETF returned 5.00% for the same period, while the model indicated an expected return of 5.23%.

Beginning March 1, 2019, the PortfolioPlus Developed Markets ETF seeks to provide 135% of the daily return of the FTSE Developed All Cap ex U.S. Index. The FTSE Developed All Cap ex US Index is a market-capitalization weighted index representing the performance of large-, mid- and small capitalization companies in developed markets, excluding the USA. The index is derived from the FTSE Global Equity Index Series (GEIS), which covers over 7,400 securities in 47 different countries and captures 98% of the world's investable market capitalization. For the stated period, the FTSE Developed All Cap ex U.S. Index returned 6.24%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus Developed Markets ETF returned 7.32% for the same period, while the model indicated an expected return of 8.28%.

The PortfolioPlus Emerging Markets ETF sought to provide 125% of the daily return of the FTSE Emerging Index from November 1, 2018 until February 28, 2019. The FTSE Emerging Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. For the stated period, the FTSE Emerging Index returned 10.23%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus Emerging Markets ETF returned 12.87% for the same period, while the model indicated an expected return of 12.73%.

Beginning March 1, 2019, the PortfolioPlus Emerging Markets ETF seeks to provide 135% of the daily return of the FTSE Emerging Index. The FTSE Emerging Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. For the stated period, the FTSE Emerging Index returned 4.12%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual

DIREXION ANNUAL REPORT
10

return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus Emerging Markets ETF returned 4.51% for the same period, while the model indicated an expected return of 5.24%.

The PortfolioPlus S&P 500® ETF sought to provide 125% of the daily return of the S&P 500® Index from November 1, 2018 until February 28, 2019. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float adjusted, market capitalization-weighted index. For the stated period, the S&P 500® Index returned 3.48%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus S&P 500® ETF returned 3.94%, while the model indicated an expected return of 4.16%.

Beginning March 1, 2019, the PortfolioPlus S&P 500® ETF seeks to provide 135% of the daily return of the S&P 500® Index. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float adjusted, market capitalization-weighted index. For the stated period, the S&P 500® Index returned 10.48%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus S&P 500® ETF returned 13.20%, while the model indicated an expected return of 14.09%.

The PortfolioPlus S&P® Mid Cap ETF sought to provide 125% of the daily return of the S&P Mid Cap 400® Index from November 1, 2018 until February 28, 2019. The S&P Mid Cap 400® Index measures the performance of 400 mid-sized companies in the U.S. The Index is a float-adjusted market capitalization weighted index composed of liquid common stocks. For the stated period, the S&P Mid Cap 400® Index returned 5.30%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus S&P® Mid Cap ETF returned 6.22% for the same period, while the model indicated an expected return of 6.46%.

Beginning March 1, 2019, the PortfolioPlus S&P® Mid Cap ETF seeks to provide 135% of the daily return of the S&P Mid Cap 400® Index. The S&P Mid Cap 400® Index measures the performance of 400 mid-sized companies in the U.S. The Index is a float-adjusted market capitalization weighted index composed of liquid common stocks. For the stated period, the S&P Mid Cap 400® Index returned 3.53%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus S&P® Mid Cap ETF returned 3.56% for the same period, while the model indicated an expected return of 4.39%.

The PortfolioPlus S&P® Small Cap ETF sought to provide 125% of the daily return of the S&P Small Cap 600® Index from November 1, 2018 until February 28, 2019. The S&P Small Cap 600® Index attempts to measure the performance of 600 small-capitalization companies in the U.S. The Index is a float-adjusted market capitalization weighted index. Standard & Poor's® selects companies with unadjusted market capitalizations of $450 million to $2.1 billion (USD) and based on market values, liquidity, financial viability and industry diversification. For the stated period, the S&P Small Cap 600® Index returned 3.04%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus S&P® Small Cap ETF returned 3.28%, while the model indicated an expected return of 3.58%.

Beginning March 1, 2019, the PortfolioPlus S&P® Small Cap ETF seeks to provide 135% of the daily return of the S&P Small Cap 600® Index. The S&P Small Cap 600® Index attempts to measure the performance of 600 small-capitalization companies in the U.S. The Index is a float-adjusted market capitalization weighted index. Standard & Poor's® selects companies with unadjusted market capitalizations of $450 million to $2.1 billion (USD) and based on market values, liquidity, financial viability and industry diversification. For the stated period, the S&P Small Cap 600® Index returned 0.19%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The PortfolioPlus S&P® Small Cap ETF returned -0.93%, while the model indicated an expected return of -0.22%.

DIREXION ANNUAL REPORT
11

Index Volatility:

To start the Annual Period, volatility was relatively stable. Volatility increased heavily beginning in December 2018, amid trade concerns stemming from talks of increased tariffs. As a result, volatility reached its peak of 36.07. U.S. equity markets remained turbulent through December, eventually reverting back to its annual average from February 2019 onwards. For the remainder of the term volatility subsided, as trade optimism and rate cuts became the focus of the markets' narrative.

Index	Return	Volatility
Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	3.22%	15.91%
NASDAQ-100® Equal Weighted Index	20.03%	19.25%
Zacks MLP High Income Index	-3.84%	17.82%
Auspice Broad Commodity Index	-5.00%	x.xx%
FTSE All-World ex US/Russell 1000 150/50 Net Spread Index[1]	7.34%	10.78%
Russell 1000/FTSE All-World ex US 150/50 Net Spread Index[1]	21.00%	16.50%
MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index[1]	15.37%	10.41%
MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index[1]	1.91%	13.86%
MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index[1]	26.75%	17.19%
MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index[1]	4.86%	11.31%
Russell 1000® Growth/Value 150/50 Net Spread Index[1]	23.87%	16.58%
Russell 1000® Value/Growth 150/50 Net Spread Index[1]	11.40%	11.77%
Russell 1000®/Russell 2000® 150/50 Net Spread Index[1]	22.01%	12.25%
Russell 2000®/Russell 1000® 150/50 Net Spread Index[1]	4.87%	19.32%
FTSE Developed All Cap ex US Index[2]	4.26%	12.33%
FTSE Developed All Cap ex US Index[3]	6.24%	11.64%
FTSE Emerging Index[2]	10.23%	14.12%
FTSE Emerging Index[3]	4.12%	14.57%
S&P 500® Index[2]	3.48%	14.84%
S&P 500® Index[3]	10.48%	13.02%
S&P Mid Cap 400® Index[2]	5.30%	16.81%
S&P Mid Cap 400® Index[3]	3.53%	15.49%
S&P Small Cap 600® Index[2]	3.04%	18.15%
S&P Small Cap 600® Index[3]	0.19%	17.32%

1  January 16, 2019 through October 31, 2019

2  November 1, 2018 through February 28, 2019

3  March 1, 2019 through October 31, 2019

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick Principal Executive Officer Principal Financial Officer

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To

DIREXION ANNUAL REPORT
12

obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Investing in a Direxion Shares ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The Direxion Shares ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Shares ETFs are not designed to track their respective underlying indices over a period of time longer than one day.

With regard to PortfolioPlus ETFs as long term investment tools, compounding affects all investments, but has more impact on leveraged funds, particularly during periods of higher index volatility and longer holding periods. Due to periods of negative compounding caused by index volatility, a fund's return may be negative in the same period that its index's return is flat or positive.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the Fund's website at direxion.com.

Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Futures Contract: an agreement traded on an organized exchange to buy or sell assets, especially commodities or shares, at a fixed price but to be delivered and paid for later.

Direxion Auspice Broad Commodity Strategy ETF – Commodities and futures generally are volatile and are not suitable for all investors. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity and may be affected by changes in overall market movements, volatility of the Index, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. Commodity linked derivatives also may be subject to credit and interest rate risks that in general affect the values of debt securities. The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to leverage, imperfect correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. Futures contracts are typically exchange traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. Futures markets are highly volatile and the use of futures may increase the volatility of the Fund. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. There may not be a liquid secondary market for the futures contracts.

DIREXION ANNUAL REPORT
13

Under amended regulations promulgated by the U.S. Commodities Futures Trading Commission ("CFTC"), the Fund and the Subsidiary are considered commodity pools, and therefore each is subject to regulation under the Commodity Exchange Act and CFTC rules. The Adviser is registered as a commodity pool operator ("CPO") and will manage both the Fund and Subsidiary in accordance with CFTC rules, as well as the rules that apply to registered investment companies, which includes registering both the Fund and the Subsidiary as commodity pools. Registration as a commodity pool subjects the registrant to additional laws, regulations and enforcement policies, all of which may potentially increase compliance costs and may affect the operations and financial performance of the Fund or the Subsidiary. Additionally, the Subsidiary's positions in futures contracts may have to be liquidated at disadvantageous times or prices to prevent the Fund from exceeding any applicable position limits established by the CFTC. Such actions may subject the Fund to substantial losses.

Direxion Relative Weight ETFs Risks – Investing involves risk including possible loss of principal. The ETFs' investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in or shorting securities or other investments. There is no guarantee that the returns on an ETF's long or short positions will produce high, or even positive returns and the ETF could lose money if either or both of the ETF's long and short positions produce negative returns. Please see the summary and full prospectuses for a more complete description of these and other risks of the ETFs.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration that results from an ETF's investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts and swaps are subject to market risks that may cause their price to fluctuate over time. The ETFs do not attempt to, and should not be expected to, provide returns which are a multiple of the return of their respective index for periods other than a single day. For other risks including leverage, correlation, daily compounding, market volatility and risks specific to an industry or sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2019 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT
14

Direxion All Cap Insider Sentiment Shares

Performance Summary (Unaudited)

December 8, 20111 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion All Cap Insider Sentiment Shares (NAV)	3.00%	7.11%	6.83%	12.22%
Direxion All Cap Insider Sentiment Shares (Market Price)	2.94%	7.08%	6.85%	12.23%
Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index	3.22%	8.20%	7.93%	13.65%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.59%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.59% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index is a quantitatively-weighted index comprised of 100 of the top publicly-traded companies in the S&P 1500 Index. The Index reflects positive sentiment among those "insiders" closest to a company's financials and business prospects, such as top management, directors, large institutional holders, and the Wall Street research analysts who follow the company. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
15

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)

Performance Summary (Unaudited)

March 30, 20171 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Auspice Broad Commodity Strategy ETF (Consolidated) (NAV)	(1.72)%	(1.07)%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated) (Market Price)	(1.75)%	(1.09)%
Auspice Broad Commodity Index	(5.00)%	(3.08)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.70%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.70% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Auspice Broad Commodity Index is a tactical long strategy that focuses on Momentum and Term Structure to track either long or flat positions in a diversified portfolio of commodity futures which cover the energy, metal, and agricultural sectors. The index incorporates dynamic risk management and contract rolling methods. The index is available in total return (collateralized) and excess return (non-collateralized) versions. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
16

Direxion NASDAQ-100® Equal Weighted Index Shares

Performance Summary (Unaudited)

March 21, 20121 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion NASDAQ-100® Equal Weighted Index Shares (NAV)	19.59%	16.20%	11.75%	14.21%
Direxion NASDAQ-100® Equal Weighted Index Shares (Market Price)	19.62%	16.15%	11.77%	14.22%
NASDAQ-100® Equal Weighted Index	20.03%	16.63%	12.16%	14.71%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.35%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.35% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NASDAQ-100® Equal Weighted Index includes 100 of the largest non-financial securities listed on NASDAQ®, but instead of being weighted by market capitalization, each of the constituents is initially set at 1.00%. The Index is reviewed and adjusted annually in December, but replacements may be made any time throughout the year. The Index is rebalanced quarterly in March, June, September and December. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
17

Direxion Zacks MLP High Income Index Shares

Performance Summary (Unaudited)

January 23, 20141 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Zacks MLP High Income Index Shares (NAV)	(3.94)%	(2.54)%	(12.89)%	(10.41)%
Direxion Zacks MLP High Income Index Shares (Market Price)	(4.44)%	(2.78)%	(12.85)%	(10.39)%
Zacks MLP High Income Index	(3.84)%	(2.54)%	(12.70)%	(9.57)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.65%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.65% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Zacks MLP High Income Index selects 25 Master Limited Partnerships ("MLPs") utilizing a methodology proprietary to Zacks. Potential Index constituents include all MLPs listed on at least one U.S. stock exchange and have a minimum market cap of $300,000,000. The 25 constituents are equally weighted within the Index. The objective of the Index is to select a group of MLPs with the potential to yield and outperform on a risk adjusted basis the S&P 500 Index and other benchmark indices. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through equities. "Market Exposure" includes the value of total investments and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
18

Direxion FTSE Russell International Over US ETF

Performance Summary (Unaudited)

January 16, 20191 - October 31, 2019

Total Return[2]
Since Inception
Direxion FTSE Russell International Over US ETF (NAV)	7.38%
Direxion FTSE Russell International Over US ETF (Market Price)	7.21%
FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index	7.34%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.55%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE All-World ex US/Russell 1000® 150/50 Net Spread measures the performance of a portfolio that has 150% long exposure to the FTSE All-World ex US Index (the "Long Component") and 50% short exposure to the Russell 1000® Index (the "Short Component"). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express an international over domestic investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
19

Direxion FTSE Russell US Over International ETF

Performance Summary (Unaudited)

January 16, 20191 - October 31, 2019

Total Return[2]
Since Inception
Direxion FTSE Russell US Over International ETF (NAV)	20.69%
Direxion FTSE Russell US Over International ETF (Market Price)	20.67%
Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index	21.00%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.46%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Index (the "Long Component") and 50% short exposure to the FTSE All-World ex US Index (the "Short Component"). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a domestic over international investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
20

Direxion MSCI Developed Over Emerging Markets ETF

Performance Summary (Unaudited)

January 16, 20191 - October 31, 2019

Total Return[2]
Since Inception
Direxion MSCI Developed Over Emerging Markets ETF (NAV)	15.94%
Direxion MSCI Developed Over Emerging Markets ETF (Market Price)	15.91%
MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index	15.37%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.52%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI EAFE IMI Index (the "Long Component") and 50% short exposure to the MSCI Emerging Markets IMI Index (the "Short Component").On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a developed over emerging investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
21

Direxion MSCI Emerging Over Developed Markets ETF

Performance Summary (Unaudited)

January 16, 20191 - October 31, 2019

Total Return[2]
Since Inception
Direxion MSCI Developed Over Emerging Markets ETF (NAV)	1.33%
Direxion MSCI Developed Over Emerging Markets ETF (Market Price)	1.27%
MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index	1.91%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.58%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI Emerging Markets IMI Index (the "Long Component") and 50% short exposure to the MSCI EAFE IMI Index (the "Short Component"). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express an emerging over developed investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
22

Direxion MSCI USA Cyclicals Over Defensives ETF

Performance Summary (Unaudited)

January 16, 20191 - October 31, 2019

Total Return[2]
Since Inception
Direxion MSCI USA Cyclicals Over Defensives ETF (NAV)	26.51%
Direxion MSCI USA Cyclicals Over Defensives ETF (Market Price)	26.36%
MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index	26.75%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.45%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index measures the performance of a portfolio that has 150% long exposure to the MSCI USA Cyclical Sectors Index (the "Long Component") and 50% short exposure to the MSCI USA Defensive Sectors Index (the "Short Component").On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a cyclicals over defensives investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
23

Direxion MSCI USA Defensives Over Cyclicals ETF

Performance Summary (Unaudited)

January 16, 20191 - October 31, 2019

Total Return[2]
Since Inception
Direxion MSCI USA Defensives Over Cyclicals ETF (NAV)	4.64%
Direxion MSCI USA Defensives Over Cyclicals ETF (Market Price)	4.61%
MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index	4.86%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.45%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index (DU722430) measures the performance of a portfolio that has 150% long exposure to the MSCI USA Defensive Sectors Index (the "Long Component") and 50% short exposure to the MSCI USA Cyclical Sectors Index (the "Short Component"). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a defensives over cyclicals investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
24

Direxion Russell 1000® Growth Over Value ETF

Performance Summary (Unaudited)

January 16, 20191 - October 31, 2019

Total Return[2]
Since Inception
Direxion Russell 1000® Growth Over Value ETF (NAV)	23.50%
Direxion Russell 1000® Growth Over Value ETF (Market Price)	23.37%
Russell 1000® Growth/Value 150/50 Net Spread Index	23.87%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.46%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

Russell 1000® Growth/Value 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Growth Index (the "Long Component") and 50% short exposure to the Russell 1000® Value Index (the "Short Component"). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a growth over value investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
25

Direxion Russell 1000® Value Over Growth ETF

Performance Summary (Unaudited)

January 16, 20191 - October 31, 2019

Total Return[2]
Since Inception
Direxion Russell 1000® Value Over Growth ETF (NAV)	11.06%
Direxion Russell 1000® Value Over Growth ETF (Market Price)	10.95%
Russell 1000® Value/Growth 150/50 Net Spread Index	11.40%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.46%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Value/Growth 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Value Index (the "Long Component") and 50% short exposure to the Russell 1000® Growth Index (the "Short Component"). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a value over growth investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
26

Direxion Russell Large Over Small Cap ETF

Performance Summary (Unaudited)

January 16, 20191 - October 31, 2019

Total Return[2]
Since Inception
Direxion Russell Large Over Small Cap ETF (NAV)	21.70%
Direxion Russell Large Over Small Cap ETF (Market Price)	21.61%
Russell 1000®/Russell 2000® 150/50 Net Spread Index	22.01%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.46%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000®/Russell 2000® 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 1000® Index (the "Long Component") and 50% short exposure to the Russell 2000® Index (the "Short Component"). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a large-capitalization over small-capitalization investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
27

Direxion Russell Small Over Large Cap ETF

Performance Summary (Unaudited)

January 16, 20191 - October 31, 2019

Total Return[2]
Since Inception
Direxion Russell Small Over Large Cap ETF (NAV)	4.80%
Direxion Russell Small Over Large Cap ETF (Market Price)	4.80%
Russell 2000®/Russell 1000® 150/50 Net Spread Index	4.87%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.47%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 2000®/Russell 1000® 150/50 Net Spread Index measures the performance of a portfolio that has 150% long exposure to the Russell 2000® Index (the "Long Component") and 50% short exposure to the Russell 1000® Index (the "Short Component"). On a monthly basis, the Index will rebalance such that the weight of the Long Component is equal to 150% and the weight of the Short Component is equal to 50% of the Index value. In tracking the Index, the Fund seeks to provide a vehicle for investors looking to efficiently express a small-capitalization over large-capitalization investment view by overweighting exposure to the Long Component and shorting exposure to the Short Component. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 100% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
28

PortfolioPlus Developed Markets ETF

Performance Summary (Unaudited)

February 15, 20181 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	Since Inception
PortfolioPlus Developed Markets ETF (NAV)	12.13%	(1.25)%
PortfolioPlus Developed Markets ETF (Market Price)	12.31%	(1.44)%
FTSE Developed All Cap ex U.S. Index	10.55%	0.31%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.57%. Direxion Advisors, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.portfolioplusetfs.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (135%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE Developed All Cap ex U.S. Index is a market-capitalization weighted index representing the performance of large-, mid- and small capitalization companies in developed markets, excluding the USA. The index is derived from the FTSE Global Equity Index Series, which covers over 7,400 securities in 47 different countries and captures 98% of the world's investable market capitalization. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 135% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
29

PortfolioPlus Emerging Markets ETF

Performance Summary (Unaudited)

February 15, 20181 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	Since Inception
PortfolioPlus Emerging Markets ETF (NAV)	17.95%	(5.60)%
PortfolioPlus Emerging Markets ETF (Market Price)	15.99%	(6.61)%
FTSE Emerging Index	13.66%	(3.45)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.63%. Direxion Advisors, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45%. (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.portfolioplusetfs.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (135%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE Emerging Index is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. As of November 30, 2018, the Index consisted of the following 23 emerging market country indices: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Kuwait, Malaysia, Mexico, Pakistan, Peru, Philippines, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 135% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
30

PortfolioPlus S&P 500® ETF

Performance Summary (Unaudited)

January 7, 20151 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
PortfolioPlus S&P 500® ETF (NAV)	17.66%	18.17%	13.45%
PortfolioPlus S&P 500® ETF (Market Price)	17.48%	17.92%	13.40%
S&P 500® Index	14.33%	14.91%	11.29%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.51%. Direxion Advisors, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.32% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.portfolioplusetfs.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (135%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 135% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations. The Fund was formerly named Direxion Daily S&P 500® Bull 1.25X Shares.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
31

PortfolioPlus S&P® Mid Cap ETF

Performance Summary (Unaudited)

February 15, 20181 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	Since Inception
PortfolioPlus S&P® Mid Cap ETF (NAV)	9.98%	3.97%
PortfolioPlus S&P® Mid Cap ETF (Market Price)	9.65%	3.80%
S&P Mid Cap 400® Index	9.02%	4.11%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.60%. Direxion Advisors LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.38%. (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.portfolioplusetfs.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (135%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Mid Cap 400® Index measures the performance of 400 mid-sized companies in the United States. The Index is a float-adjusted market capitalization weighted index composed of liquid common stocks. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 135% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
32

PortfolioPlus S&P® Small Cap ETF

Performance Summary (Unaudited)

January 7, 20151 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
PortfolioPlus S&P® Small Cap ETF (NAV)	2.34%	13.34%	9.20%
PortfolioPlus S&P® Small Cap ETF (Market Price)	2.13%	11.89%	9.17%
S&P Small Cap 600® Index[3]	3.24%	11.73%	9.48%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.58%. Direxion Advisors, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.35%. (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.portfolioplusetfs.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (135%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Small Cap 600® Index attempts to measure the performance of 600 small-capitalization companies in the U.S. The Index is a float-adjusted market capitalization weighted index. Standard & Poor's® selects companies with unadjusted market capitalizations of $450 million to $2.1 billion (USD) and based on market values, liquidity, financial viability and industry diversification. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 135% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations. The Fund was formerly named Direxion Daily Small Cap Bull 1.25X Shares.

2  As of October 31, 2019.

3  Prior to December 1, 2018, the PortfolioPlus S&P® Small Cap ETF tracked the Russell 2000® Total Return Index. From January 7, 2015, the inception of the Fund, through November 30, 2017, the average annual return for the Russell 2000® Total Return Index was 13.72%.

DIREXION ANNUAL REPORT
33

Expense Example (Unaudited)

October 31, 2019

As a shareholder of the Thematic Weight and PortfolioPlus Funds, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2019 to October 31, 2019).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2019 to October 31, 2019" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

October 31, 2019

	Annualized Expense Ratio	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period May 1, 2019 to October 31, 2019*
Direxion All Cap Insider Sentiment Shares
Based on actual fund return	0.59%	$1,000.00	$955.70	$2.91
Based on hypothetical 5% return	0.59%	1,000.00	1,022.23	3.01
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
Based on actual fund return	0.70%	1,000.00	985.50	3.50
Based on hypothetical 5% return	0.70%	1,000.00	1,021.68	3.57
Direxion NASDAQ-100® Equal Weighted Index Shares
Based on actual fund return	0.35%	1,000.00	1,026.40	1.79
Based on hypothetical 5% return	0.35%	1,000.00	1,023.44	1.79
Direxion Zacks MLP High Income Index Shares
Based on actual fund return	0.65%	1,000.00	946.30	3.19
Based on hypothetical 5% return	0.65%	1,000.00	1,021.93	3.31

DIREXION ANNUAL REPORT
34

Expense Example (Unaudited)

October 31, 2019

	Annualized Expense Ratio	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period May 1, 2019 to October 31, 2019*
Direxion FTSE Russell International Over US ETF
Based on actual fund return	0.45%	$1,000.00	$1,006.20	$2.28
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion FTSE Russell US Over International ETF
Based on actual fund return	0.54%	1,000.00	1,043.50	2.78
Based on hypothetical 5% return	0.54%	1,000.00	1,022.48	2.75
Direxion MSCI Developed Over Emerging Markets ETF
Based on actual fund return	0.50%	1,000.00	1,054.60	2.59
Based on hypothetical 5% return	0.50%	1,000.00	1,022.68	2.55
Direxion MSCI Emerging Over Developed Markets ETF
Based on actual fund return	0.45%	1,000.00	949.30	2.21
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion MSCI USA Cyclicals Over Defensives ETF
Based on actual fund return	0.52%	1,000.00	1,035.20	2.67
Based on hypothetical 5% return	0.52%	1,000.00	1,022.58	2.65
Direxion MSCI USA Defensives Over Cyclicals ETF
Based on actual fund return	0.45%	1,000.00	1,038.90	2.31
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion Russell 1000® Growth Over Value ETF
Based on actual fund return	0.51%	1,000.00	1,047.50	2.63
Based on hypothetical 5% return	0.51%	1,000.00	1,022.63	2.60
Direxion Russell 1000® Value Over Growth ETF
Based on actual fund return	0.46%	1,000.00	1,020.00	2.34
Based on hypothetical 5% return	0.46%	1,000.00	1,022.89	2.35
Direxion Russell Large Over Small Cap ETF
Based on actual fund return	0.53%	1,000.00	1,059.60	2.75
Based on hypothetical 5% return	0.53%	1,000.00	1,022.53	2.70
Direxion Russell Small Over Large Cap ETF
Based on actual fund return	0.45%	1,000.00	962.50	2.23
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
PortfolioPlus Developed Markets ETF
Based on actual fund return	1.15%	1,000.00	1,022.00	5.86
Based on hypothetical 5% return	1.15%	1,000.00	1,019.41	5.85
PortfolioPlus Emerging Markets ETF
Based on actual fund return	0.45%	1,000.00	988.50	2.26
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
PortfolioPlus S&P 500® ETF
Based on actual fund return	0.35%	1,000.00	1,048.10	1.81
Based on hypothetical 5% return	0.35%	1,000.00	1,023.44	1.79
PortfolioPlus S&P® Mid Cap ETF
Based on actual fund return	0.38%	1,000.00	992.00	1.91
Based on hypothetical 5% return	0.38%	1,000.00	1,023.29	1.94
PortfolioPlus S&P® Small Cap ETF
Based on actual fund return	0.35%	1,000.00	987.40	1.75
Based on hypothetical 5% return	0.35%	1,000.00	1,023.44	1.79

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2019 to October 31, 2019), then divided by 365.

DIREXION ANNUAL REPORT
35

Allocation of Portfolio Holdings (Unaudited)

October 31, 2019

	Cash*	Common Stocks	Master Limited Partnerships	Investment Companies	Futures	Swaps	Total
Direxion All Cap Insider Sentiment Shares	0%**	100%	—	—	—	—	100%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	99%	—	—	—	1%	—	100%
Direxion NASDAQ-100® Equal Weighted Index Shares	0%**	100%	—	—	—	—	100%
Direxion Zacks MLP High Income Index Shares	1%	—	99%	—	—	—	100%
Direxion FTSE Russell International Over US ETF	8%	—	—	94%	—	(2)%	100%
Direxion FTSE Russell US Over International ETF	0%**	—	—	96%	—	4%	100%
Direxion MSCI Developed Over Emerging Markets ETF	0%**	—	—	95%	—	5%	100%
Direxion MSCI Emerging Over Developed Markets ETF	5%	—	—	98%	—	(3)%	100%
Direxion MSCI USA Cyclicals Over Defensives ETF	1%	94%	—	—	—	5%	100%
Direxion MSCI USA Defensives Over Cyclicals ETF	(1)%	97%	—	—	—	4%	100%
Direxion Russell 1000® Growth Over Value ETF	(1)%	—	—	96%	—	5%	100%
Direxion Russell 1000® Value Over Growth ETF	1%	—	—	96%	—	3%	100%
Direxion Russell Large Over Small Cap ETF	(2)%	—	—	95%	—	7%	100%
Direxion Russell Small Over Large Cap ETF	7%	—	—	96%	—	(3)%	100%
PortfolioPlus Developed Markets ETF	(1)%	—	—	100%	—	1%	100%
PortfolioPlus Emerging Markets ETF	1%	—	—	98%	—	1%	100%
PortfolioPlus S&P 500® ETF	(1)%	—	—	99%	—	2%	100%
PortfolioPlus S&P® Mid Cap ETF	0%**	—	—	100%	—	0%**	100%
PortfolioPlus S&P® Small Cap ETF	1%	—	—	99%	—	0%**	100%

*  Cash, cash equivalents and other assets less liabilities.

**  Percentage is less than 0.5%.

DIREXION ANNUAL REPORT
36

Direxion All Cap Insider Sentiment Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 99.7%
Accommodation - 0.4%
13,613	MGM Resorts International	$387,970
Administrative and Support Services - 0.7%
20,215	Criteo S.A. ADR (France) (a)	337,590
2,145	Visa, Inc. Class A	383,655
		721,245
Apparel Manufacturing - 2.6%
156,446	Hanesbrands, Inc.	2,379,543
1,951	Lululemon Athletica, Inc. (a)	398,531
		2,778,074
Beverage and Tobacco Product Manufacturing - 3.2%
34,545	Coca-Cola Co.	1,880,284
55,674	Keurig Dr Pepper Inc.	1,567,780
		3,448,064
Broadcasting (except Internet) - 0.4%
11,247	Dish Network Corp. (a)	386,672
Chemical Manufacturing - 11.4%
37,114	AbbVie, Inc.	2,952,419
3,841	Balchem Corp.	388,747
50,979	Bristol-Myers Squibb Co.	2,924,665
16,125	Church & Dwight Co., Inc.	1,127,782
95,194	Lannett Co., Inc. (a)(b)	1,131,857
22,727	LyondellBasell Industries N.V. Class A ADR (Netherlands)	2,038,612
7,386	Minerals Technologies, Inc.	365,238
19,700	Mylan NV (a)	377,255
19,746	Perrigo Co. PLC ADR (Ireland)	1,046,933
		12,353,508
Clothing and Clothing Accessories Stores - 2.0%
138,152	Signet Jewelers Ltd. (b)	2,215,958
Computer and Electronic Product Manufacturing - 7.0%
7,264	Dell Technologies, Inc. (a)	384,193
1,374	IDEXX Laboratories, Inc. (a)	391,604
27,936	Intel Corp.	1,579,222
10,705	Jabil Circuit, Inc.	394,158
17,189	MaxLinear, Inc. (a)	325,904
4,647	Moog, Inc. Class A	389,000
50,584	Seagate Technology PLC	2,935,390
23,222	Western Digital Corp.	1,199,416
		7,598,887
Construction of Buildings - 0.4%
11,206	KB Home	399,942
Credit Intermediation and Related Activities - 2.8%
75,818	Fifth Third Bancorp	2,204,788
37,019	HarborOne Bancorp, Inc. (a)	377,964
3,307	JPMorgan Chase & Co.	413,110
		2,995,862
Fabricated Metal Product Manufacturing - 1.1%
34,667	Mueller Water Products, Inc.	405,604
2,154	Parker Hannifin Corp.	395,237
22,224	PGT Innovations, Inc. (a)	392,476
		1,193,317
Shares		Fair Value
Food Manufacturing - 5.2%
57,214	The Cheesecake Factory, Inc. (b)	$2,390,973
99,143	The Kraft Heinz Co.	3,205,293
		5,596,266
Food Services and Drinking Places - 2.2%
9,941	BJ's Restaurants, Inc.	393,564
26,948	Brinker International, Inc.	1,197,839
2,300	Casey's General Stores, Inc.	392,863
455	Chipotle Mexican Grill, Inc. (a)	354,063
		2,338,329
Forestry and Logging - 1.6%
62,436	Rayonier, Inc.	1,684,523
Funds, Trusts, and Other Financial Vehicles - 1.4%
85,514	Ares Capital Corp.	1,564,906
Furniture and Home Furnishings Stores - 1.9%
2,189	RH (a)	397,741
25,336	Williams-Sonoma, Inc. (b)	1,692,192
		2,089,933
General Merchandise Stores - 2.2%
1,915	Burlington Stores, Inc. (a)	368,006
136,358	Macy's, Inc.	2,067,187
		2,435,193
Hospitals - 2.0%
12,556	HCA Healthcare, Inc.	1,676,728
17,715	Tenet Healthcare Corp. (a)	448,898
		2,125,626
Insurance Carriers and Related Activities - 10.5%
2,496	Cigna Corp.	445,436
14,709	Cincinnati Financial Corp.	1,665,206
5,881	eHealth, Inc. (a)(b)	406,024
9,414	Everest Re Group Ltd.	2,420,245
4,991	Kemper Corp.	358,753
85,827	MGIC Investment Corp.	1,176,688
26,127	Prudential Financial, Inc.	2,381,215
11,484	RLI Corp.	1,117,623
5,401	UnitedHealth Group, Inc.	1,364,833
		11,336,023
Leather and Allied Product Manufacturing - 0.3%
4,022	NIKE, Inc. Class B	360,170
Machinery Manufacturing - 1.3%
19,262	Belden, Inc.	987,755
6,396	Chart Industries, Inc. (a)	374,998
		1,362,753
Merchant Wholesalers, Durable Goods - 2.1%
13,400	Hubbell, Inc.	1,898,780
1,882	Pool Corp.	390,327
		2,289,107
Merchant Wholesalers, Nondurable Goods - 1.6%
11,901	Edgewell Personal Care Co. (a)	416,535
117,771	NGL Energy Partners LP	1,324,924
		1,741,459

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
37

Direxion All Cap Insider Sentiment Shares

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Mining (except Oil and Gas) - 2.3%
34,488	Newmont Mining Corp.	$1,370,208
10,076	Royal Gold, Inc.	1,163,174
		2,533,382
Miscellaneous Manufacturing - 0.3%
1,740	Stryker Corp.	376,310
Motor Vehicle and Parts Dealers - 0.8%
4,382	CarMax, Inc. (a)	408,271
957	O'Reilly Automotive, Inc. (a)	416,783
		825,054
Nursing and Residential Care Facilities - 0.3%
12,528	Acadia Healthcare Company, Inc. (a)	375,715
Oil and Gas Extraction - 3.8%
101,047	Cabot Oil & Gas Corp.	1,883,516
73,351	Enterprise Products Partners LP	1,909,327
2,975	Pioneer Natural Resources Co.	365,984
		4,158,827
Performing Arts, Spectator Sports, and Related Industries - 0.4%
6,859	Activision Blizzard, Inc.	384,310
Personal and Laundry Services - 0.4%
1,435	Cintas Corp.	385,541
Petroleum and Coal Products Manufacturing - 1.6%
54,949	PBF Energy, Inc.	1,773,754
Pipeline Transportation - 4.0%
36,369	Magellan Midstream Partners LP	2,266,516
92,944	Williams Companies, Inc.	2,073,581
		4,340,097
Plastics and Rubber Products Manufacturing - 3.9%
136,589	Newell Rubbermaid, Inc.	2,591,093
174,196	Tupperware Brands Corp.	1,677,508
		4,268,601
Professional, Scientific, and Technical Services - 1.1%
9,886	Ciena Corp. (a)	366,968
139,188	Groupon, Inc. (a)	386,943
10,000	Perficient, Inc. (a)	392,000
		1,145,911
Publishing Industries (except Internet) - 2.4%
22,042	Oracle Corp.	1,201,069
63,257	Symantec Corp.	1,447,320
		2,648,389
Real Estate - 0.3%
4,126	Innovative Industrial Properties, Inc. (b)	313,576
Rental and Leasing Services - 0.4%
3,187	United Rentals, Inc. (a)	425,688
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.7%
1,771	CME Group, Inc.	364,383
1,102	MarketAxess Holdings, Inc.	406,186
		770,569
Shares		Fair Value
Sporting Goods, Hobby, Musical Instrument, and Book Stores - 2.2%
33,113	Dick's Sporting Goods, Inc.	$1,289,089
122,930	The Michaels Companies, Inc. (a)	1,073,179
		2,362,268
Telecommunications - 0.3%
4,828	Zoom Video Communications, Inc. (a)	337,429
Textile Product Mills - 0.4%
26,792	Interface, Inc.	445,551
Transportation Equipment Manufacturing - 2.0%
3,028	HEICO Corp. Class A	373,473
4,795	Lockheed Martin Corp.	1,806,181
		2,179,654
Utilities - 7.8%
23,841	Dominion Energy, Inc.	1,968,074
10,485	DTE Energy Co.	1,334,950
103,148	Kinder Morgan, Inc.	2,060,897
17,177	ONEOK, Inc.	1,199,470
4,120	Southwest Gas Holdings, Inc.	359,676
16,662	WEC Energy Group, Inc.	1,572,894
		8,495,961
	TOTAL COMMON STOCKS (Cost $107,096,792)	$107,950,374
SHORT TERM INVESTMENTS - 5.5%
Money Market Funds - 5.5%
5,914,726	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$5,914,726
	TOTAL SHORT TERM INVESTMENTS (Cost $5,914,726)	$5,914,726
	TOTAL INVESTMENTS (Cost $113,011,518) - 105.2%	$113,865,100
	Liabilities in Excess of Other Assets - (5.2)%	(5,635,941)
	TOTAL NET ASSETS - 100.0%	$108,229,159

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
38

Direxion Auspice Broad Commodity Strategy ETF

Consolidated Schedule of Investments

October 31, 2019

Fair Value
No reportable investments.
TOTAL INVESTMENTS (Cost $—) - 0.0%	$—
Other Assets in Excess of Liabilities - 100.0% (a)	42,359,771
TOTAL NET ASSETS - 100.0%	$42,359,771

Percentages are stated as a percent of net assets.

(a)  $647,515 of cash is pledged as collateral for futures contracts.

Long Futures Contracts

October 31, 2019

Reference Entity	Expiration Date	Number of Contracts	Notional Amount	Variation Margin Receivable/ (Payable), net	Unrealized Appreciation (Depreciation)
Gold	2/26/2020	46	$7,000,280	$82,800	$3,007
Silver	12/27/2019	43	3,884,405	43,000	165,094
Wheat	12/13/2019	109	2,772,688	(2,725)	172,454
			$13,657,373	$123,075	$340,555

All futures contracts held by Direxion BCS Fund Ltd. See Note 1.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
39

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 99.9%
Accommodation - 1.0%
16,543	Marriott International, Inc. Class A	$2,093,517
Administrative and Support Services - 2.0%
13,185	Automatic Data Processing, Inc.	2,139,002
1,035	Booking Holdings, Inc. (a)	2,120,477
		4,259,479
Air Transportation - 2.0%
75,039	American Airlines Group, Inc.	2,255,672
23,576	United Continental Holdings, Inc. (a)	2,141,644
		4,397,316
Amusement, Gambling, and Recreation Industries - 1.1%
19,313	Wynn Resorts Ltd.	2,343,439
Apparel Manufacturing - 1.1%
11,096	Lululemon Athletica, Inc. (a)	2,266,580
Beverage and Tobacco Product Manufacturing - 1.9%
35,995	Monster Beverage Corp. (a)	2,020,399
15,591	PepsiCo, Inc.	2,138,618
		4,159,017
Broadcasting (except Internet) - 4.0%
4,996	Charter Communications, Inc. (a)	2,337,428
45,305	Comcast Corp. Class A	2,030,570
32,544	FOX Corp. Class A	1,042,710
32,736	FOX Corp. Class B	1,022,673
335,518	Sirius XM Holdings, Inc. (b)	2,254,681
		8,688,062
Chemical Manufacturing - 11.1%
19,755	Alexion Pharmaceuticals, Inc. (a)	2,082,177
10,665	Amgen, Inc.	2,274,311
8,796	Biogen, Inc. (a)	2,627,453
28,024	BioMarin Pharmaceutical, Inc. (a)	2,051,637
21,137	Celgene Corp. (a)	2,283,430
31,622	Gilead Sciences, Inc.	2,014,638
6,785	Illumina, Inc. (a)	2,005,103
25,863	Incyte Corp. (a)	2,170,423
100,016	Mylan NV (a)	1,915,306
7,098	Regeneron Pharmaceuticals, Inc. (a)	2,173,976
11,791	Vertex Pharmaceuticals, Inc. (a)	2,304,905
		23,903,359
Clothing and Clothing Accessories Stores - 1.0%
20,051	Ross Stores, Inc.	2,198,993
Computer and Electronic Product Manufacturing - 18.1%
69,895	Advanced Micro Devices, Inc. (a)(b)	2,371,537
18,212	Analog Devices, Inc.	1,941,946
9,647	Apple, Inc.	2,399,788
7,389	Broadcom, Inc.	2,163,869
42,346	Cisco Systems, Inc.	2,011,858
7,661	IDEXX Laboratories, Inc. (a)	2,183,462
41,411	Intel Corp.	2,340,964
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
36,881	Maxim Integrated Products, Inc.	$2,163,439
23,221	Microchip Technology, Inc. (b)	2,189,508
42,725	Micron Technology, Inc. (a)	2,031,574
38,823	NetApp, Inc.	2,169,429
12,163	NVIDIA Corp.	2,445,006
20,041	NXP Semiconductors NV	2,278,261
27,477	Qualcomm, Inc.	2,210,250
26,337	Skyworks Solutions, Inc.	2,398,247
16,581	Texas Instruments, Inc.	1,956,392
34,614	Western Digital Corp.	1,787,813
21,754	Xilinx, Inc.	1,973,958
		39,017,301
Data Processing, Hosting and Related Services - 1.0%
20,180	Fiserv, Inc. (a)	2,141,905
Food Manufacturing - 2.1%
38,432	Mondelez International, Inc.	2,015,758
74,639	The Kraft Heinz Co.	2,413,079
		4,428,837
Food Services and Drinking Places - 0.9%
23,319	Starbucks Corp.	1,971,855
General Merchandise Stores - 2.0%
7,335	Costco Wholesale Corp.	2,179,302
18,910	Dollar Tree, Inc. (a)	2,087,664
		4,266,966
Health and Personal Care Stores - 2.0%
9,182	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	2,140,783
38,188	Walgreens Boots Alliance, Inc.	2,091,939
		4,232,722
Insurance Carriers and Related Activities - 0.9%
10,696	Willis Towers Watson PLC	1,999,082
Machinery Manufacturing - 3.2%
41,216	Applied Materials, Inc.	2,236,380
8,545	ASML Holding NV (Netherlands) ADR	2,238,534
8,926	Lam Research Corp.	2,419,303
		6,894,217
Merchant Wholesalers, Durable Goods - 3.1%
65,924	Fastenal Co.	2,369,309
33,418	Henry Schein, Inc. (a)	2,091,465
13,507	KLA-Tencor Corp.	2,283,223
		6,743,997
Miscellaneous Manufacturing - 3.1%
11,260	Align Technology, Inc. (a)	2,840,786
17,855	Hasbro, Inc.	1,737,470
3,955	Intuitive Surgical, Inc. (a)	2,186,917
		6,765,173
Motion Picture and Sound Recording Industries - 1.9%
7,758	Netflix, Inc. (a)	2,229,727
16,087	Take-Two Interactive Software, Inc. (a)	1,936,070
		4,165,797

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
40

Direxion NASDAQ-100® Equal Weighted Index Shares

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Motor Vehicle and Parts Dealers - 1.1%
5,265	O'Reilly Automotive, Inc. (a)	$2,292,960
Nonstore Retailers - 2.7%
1,171	Amazon.com, Inc. (a)	2,080,469
52,041	eBay, Inc.	1,834,445
3,832	MercadoLibre, Inc. (a)	1,998,465
		5,913,379
Other Information Services - 3.9%
854	Alphabet, Inc. Class A (a)	1,075,015
854	Alphabet, Inc. Class C (a)	1,076,134
19,973	Baidu, Inc. ADR (China) (a)	2,034,250
40,283	Liberty Global PLC Class A (a)	1,013,117
41,856	Liberty Global PLC Class C (a)	999,103
7,795	NetEase.com, Inc. ADR (China) (a)	2,228,279
		8,425,898
Performing Arts, Spectator Sports, and Related Industries - 2.0%
38,355	Activision Blizzard, Inc.	2,149,031
21,280	Electronic Arts, Inc. (a)	2,051,392
		4,200,423
Personal and Laundry Services - 1.0%
8,276	Cintas Corp.	2,223,513
Professional, Scientific, and Technical Services - 5.7%
30,689	Cerner Corp.	2,059,846
33,986	Cognizant Technology Solutions Corp. Class A	2,071,107
11,058	Facebook, Inc. (a)	2,119,266
25,446	Paychex, Inc.	2,128,303
11,015	VeriSign, Inc. (a)	2,093,070
13,258	Verisk Analytics, Inc. Class A	1,918,433
		12,390,025
Publishing Industries (except Internet) - 10.7%
7,558	Adobe Systems, Inc. (a)	2,100,595
13,698	Autodesk, Inc. (a)	2,018,537
31,819	Cadence Design Systems, Inc. (a)	2,079,372
19,287	Check Point Software Technologies Ltd. (a)	2,168,052
21,659	Citrix Systems, Inc.	2,357,799
63,492	Ctrip.com International Ltd. ADR (China) (a)	2,094,601
7,803	Intuit, Inc.	2,009,272
15,063	Microsoft Corp.	2,159,582
87,954	Symantec Corp.	2,012,387
15,476	Synopsys, Inc. (a)	2,100,867
12,004	Workday, Inc. (a)	1,946,569
		23,047,633
Rail Transportation - 1.0%
30,608	CSX Corp.	2,150,824
Support Activities for Transportation - 1.0%
15,653	Expedia, Inc.	2,139,139
Telecommunications - 3.0%
67,885	JD.com, Inc. ADR (China) (a)	2,114,618
20,072	PayPal Holdings, Inc. (a)	2,089,495
26,062	T-Mobile US, Inc. (a)	2,154,285
		6,358,398
Shares		Fair Value
Transportation Equipment Manufacturing - 2.3%
29,869	Paccar, Inc.	$2,271,836
8,729	Tesla Motors, Inc. (a)	2,748,937
		5,020,773
Truck Transportation - 1.0%
18,400	J.B. Hunt Transport Services, Inc.	2,163,104
Utilities - 1.0%
32,503	Xcel Energy, Inc.	2,064,266
	TOTAL COMMON STOCKS (Cost $191,697,978)	$215,327,949
SHORT TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
837,004	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$837,004
	TOTAL SHORT TERM INVESTMENTS (Cost $837,004)	$837,004
	TOTAL INVESTMENTS (Cost $192,534,982) - 100.3%	$216,164,953
	Liabilities in Excess of Other Assets - (0.3)%	(602,387)
	TOTAL NET ASSETS - 100.0%	$215,562,566

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan. See Note 2.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral. See Note 2.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
41

Direxion Zacks MLP High Income Index Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
MASTER LIMITED PARTNERSHIPS - 98.6%
Merchant Wholesalers, Nondurable Goods - 11.2%
76,162	Holly Energy Partners LP (a)	$1,740,302
143,646	NGL Energy Partners LP	1,616,017
65,639	Sunoco LP (a)	2,206,127
		5,562,446
Mining (except Oil and Gas) - 2.9%
126,519	Alliance Resource Partners LP (a)	1,442,317
Nonstore Retailers - 4.4%
90,342	Suburban Propane Partners LP (a)	2,186,277
Oil and Gas Extraction - 15.9%
73,660	Enterprise Products Partners LP	1,917,370
187,480	Golar LNG Partners LP (a)	1,908,546
110,017	Hess Midstream Partners LP (a)	2,344,462
82,148	Western Midstream Partners LP	1,746,467
		7,916,845
Pipeline Transportation - 42.7%
138,445	BP Midstream Partners LP	2,042,064
141,447	CNX Midstream Partners LP (a)	2,168,382
159,217	Enable Midstream Partners LP	1,606,499
154,235	Energy Transfer Equity LP	1,941,819
57,594	EQT Midstream Partners LP	1,720,909
97,064	Genesis Energy LP (a)	1,957,781
33,534	Magellan Midstream Partners LP	2,089,839
71,569	Noble Midstream Partners LP	1,726,244
93,269	Plains All American Pipeline LP	1,690,967
102,728	Shell Midstream Partners LP	2,107,979
54,775	TC Pipelines LP (a)	2,170,185
		21,222,668
Professional, Scientific, and Technical Services - 4.0%
75,568	MPLX LP	1,992,728
Real Estate - 3.9%
28,571	Icahn Enterprises LP (a)	1,930,257
Support Activities for Mining - 3.9%
147,861	Black Stone Minerals LP (a)	1,932,543
Utilities - 5.3%
61,865	Brookfield Renewable Partners LP	2,631,737
Water Transportation - 4.4%
153,380	Teekay LNG Partners LP (a)	2,207,138
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $52,776,646)	$49,024,956
Shares		Fair Value
SHORT TERM INVESTMENTS - 29.3%
Money Market Funds - 29.3%
14,552,855	Dreyfus Government Cash Management Institutional Shares, 1.73% (b)(c)	$14,552,855
	TOTAL SHORT TERM INVESTMENTS (Cost $14,552,855)	$14,552,855
	TOTAL INVESTMENTS (Cost $67,329,501) - 127.9%	$63,577,811
	Liabilities in Excess of Other Assets - (27.9)%	(13,857,853)
	TOTAL NET ASSETS - 100.0%	$49,719,958

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  A portion of this security represents a security on loan.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of this security represents an investment of securities lending collateral.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
42

Direxion FTSE Russell International Over US ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 93.7%
264,443	Vanguard FTSE All-World ex-US ETF (a)	$13,650,548
	TOTAL INVESTMENT COMPANIES (Cost $12,552,088)	$13,650,548
SHORT TERM INVESTMENTS - 4.4%
Money Market Funds - 4.4%
639,899	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$639,899
	TOTAL SHORT TERM INVESTMENTS (Cost $639,899)	$639,899
	TOTAL INVESTMENTS (Cost $13,191,987) - 98.1% (c)	$14,290,447
	Other Assets in Excess of Liabilities - 1.9%	275,735
	TOTAL NET ASSETS - 100.0%	$14,566,182

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,282,084.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Vanguard FTSE All-World ex-US ETF	2.1275% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	158,830	$7,590,445	$621,964

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.8775% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Index	Credit Suisse Capital LLC	12/20/2019	4,343	$6,319,136	$(951,411)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
43

Direxion FTSE Russell US Over International ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 95.8%
85,367	iShares Russell 1000 ETF (a)	$14,340,803
	TOTAL INVESTMENT COMPANIES (Cost $12,640,537)	$14,340,803
SHORT TERM INVESTMENTS - 0.4%
Money Market Funds - 0.4%
53,339	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$53,339
	TOTAL SHORT TERM INVESTMENTS (Cost $53,339)	$53,339
	TOTAL INVESTMENTS (Cost $12,693,876) - 96.2% (c)	$14,394,142
	Other Assets in Excess of Liabilities - 3.8%	578,210
	TOTAL NET ASSETS - 100.0%	$14,972,352

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,460,072.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Index	2.1275% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	4,840	$7,134,620	$929,972

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.8775% representing 1 month LIBOR rate + spread	Total return of FTSE All-World ex US Index	Credit Suisse Capital LLC	12/20/2019	145,025	$7,199,773	$(337,387)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
44

Direxion MSCI Developed Over Emerging Markets ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 95.1%
235,700	iShares Core MSCI EAFE ETF (a)	$14,903,311
	TOTAL INVESTMENT COMPANIES (Cost $13,500,859)	$14,903,311
SHORT TERM INVESTMENTS - 3.8%
Money Market Funds - 3.8%
599,614	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$599,614
	TOTAL SHORT TERM INVESTMENTS (Cost $599,614)	$599,614
	TOTAL INVESTMENTS (Cost $14,100,473) - 98.9% (c)	$15,502,925
	Other Assets in Excess of Liabilities - 1.1%	166,660
	TOTAL NET ASSETS - 100.0%	$15,669,585

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,349,944.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares Core MSCI EAFE ETF	2.1775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	136,029	$7,838,534	$758,948

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
1.7814% representing 1 month LIBOR rate + spread	Total return of iShares Core MSCI Emerging Markets ETF	UBS Securities LLC	12/18/2020	153,113	$7,892,975	$58,574

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
45

Direxion MSCI Emerging Over Developed Markets ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 98.0%
264,700	iShares Core MSCI Emerging Markets ETF (a)	$13,544,699
	TOTAL INVESTMENT COMPANIES (Cost $12,972,947)	$13,544,699
SHORT TERM INVESTMENTS - 3.6%
Money Market Funds - 3.6%
492,996	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$492,996
	TOTAL SHORT TERM INVESTMENTS (Cost $492,996)	$492,996
	TOTAL INVESTMENTS (Cost $13,465,943) - 101.6% (c)	$14,037,695
	Liabilities in Excess of Other Assets - (1.6)%	(219,026)
	TOTAL NET ASSETS - 100.0%	$13,818,669

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,072,118.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares Core MSCI Emerging Markets ETF	2.1775 1 month LIBOR rate + spread% representing	Credit Suisse Capital LLC	12/20/2019	140,382	$6,890,129	$221,728

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.8775% representing 1 month LIBOR rate + spread	Total return of iShares Core MSCI EAFE ETF	Credit Suisse Capital LLC	12/20/2019	109,273	$6,273,032	$(649,662)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
46

Direxion MSCI USA Cyclicals Over Defensives ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 94.4%
Accommodation - 0.4%
327	Hilton Worldwide Holdings, Inc.	$31,706
337	Marriott International, Inc. Class A	42,647
597	MGM Resorts International	17,015
47	Vail Resorts, Inc.	10,921
		102,289
Administrative and Support Services - 4.1%
746	Accenture PLC Class A ADR (Ireland)	138,323
510	Automatic Data Processing, Inc.	82,737
51	Booking Holdings, Inc. (a)	104,487
135	Broadridge Financial Solutions, Inc.	16,905
142	Equifax, Inc.	19,413
45	FactSet Research System, Inc.	11,409
102	FleetCor Technologies, Inc. (a)	30,011
105	Gartner, Inc. (a)	16,179
444	IHS Markit Ltd. (a)	31,089
337	Iron Mountain, Inc.	11,054
72	ManpowerGroup, Inc.	6,546
199	Moody's Corp.	43,917
138	Robert Half International, Inc.	7,903
174	Rollins, Inc.	6,631
220	TransUnion	18,176
123	TripAdvisor, Inc. (a)	4,969
2,048	Visa, Inc. Class A	366,305
496	Waste Management, Inc.	55,656
		971,710
Air Transportation - 0.1%
132	American Airlines Group, Inc.	3,968
198	Delta Air Lines, Inc.	10,906
163	Southwest Airlines Co.	9,149
77	United Continental Holdings, Inc. (a)	6,995
		31,018
Amusement, Gambling, and Recreation Industries - 1.6%
331	Global Payments, Inc.	55,998
407	Las Vegas Sands Corp.	25,169
2,109	The Walt Disney Co.	274,001
114	Wynn Resorts Ltd.	13,833
		369,001
Apparel Manufacturing - 0.4%
177	Capri Holdings Ltd. (a)	5,499
422	Hanesbrands, Inc.	6,419
133	Lululemon Athletica, Inc. (a)	27,168
89	PVH Corp.	7,757
61	Ralph Lauren Corp.	5,860
221	Under Armour, Inc. Class A (a)	4,564
225	Under Armour, Inc. Class C (a)	4,162
395	V F Corp.	32,505
		93,934
Broadcasting (except Internet) - 1.8%
174	Altice USA, Inc. (a)	5,385
387	CBS Corp. Class B	13,947
Shares		Fair Value
Broadcasting (except Internet) (continued)
183	Charter Communications, Inc. (a)	$85,618
5,313	Comcast Corp. Class A	238,129
183	Discovery Communications, Inc. Class A (a)(b)	4,933
421	Discovery Communications, Inc. Class C (a)	10,626
272	Dish Network Corp. (a)	9,351
414	FOX Corp. Class A	13,265
204	FOX Corp. Class B	6,373
124	Liberty Broadband Corp. (a)	14,641
474	Qurate Retail, Inc. (a)	4,522
95	ROKU, Inc. (a)	13,984
1,890	Sirius XM Holdings, Inc. (b)	12,701
		433,475
Building Material and Garden Equipment and Supplies Dealers - 1.7%
938	Lowe's Companies, Inc.	104,690
1,290	The Home Depot, Inc.	302,608
		407,298
Chemical Manufacturing - 1.4%
256	Air Products & Chemicals, Inc.	54,595
123	Albemarle Corp.	7,471
150	Celanese Corp.	18,172
259	CF Industries Holdings, Inc.	11,746
879	DuPont de Nemours, Inc.	57,935
164	Eastman Chemical Co.	12,471
303	Ecolab, Inc.	58,197
153	FMC Corp.	13,999
119	International Flavors & Fragrances, Inc. (b)	14,519
315	LyondellBasell Industries N.V. Class A ADR (Netherlands)	28,255
429	Mosaic Co.	8,529
277	PPG Industries, Inc.	34,658
182	Sealed Air Corp.	7,602
45	Westlake Chemical Corp.	2,844
		330,993
Clothing and Clothing Accessories Stores - 0.7%
268	Gap, Inc.	4,358
273	L Brands, Inc.	4,652
135	Nordstrom, Inc. (b)	4,846
434	Ross Stores, Inc.	47,597
129	Tiffany & Co.	16,062
1,422	TJX Companies, Inc.	81,978
		159,493
Computer and Electronic Product Manufacturing - 14.5%
1,206	Advanced Micro Devices, Inc. (a)	40,920
267	AMETEK, Inc.	24,471
350	Amphenol Corp. Class A	35,115
431	Analog Devices, Inc.	45,958
5,401	Apple, Inc.	1,343,553
61	Arista Networks, Inc. (a)	14,919
464	Broadcom, Inc.	135,882
5,019	Cisco Systems, Inc.	238,453

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
47

Direxion MSCI USA Cyclicals Over Defensives ETF

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
201	Cognex Corp.	$10,349
181	Dell Technologies, Inc. (a)	9,573
607	Flextronics International Ltd. (a)	7,132
159	FLIR System, Inc.	8,198
168	Fortinet, Inc. (a)	13,702
354	Fortive Corp.	24,426
1,766	HP, Inc.	30,675
5,249	Intel Corp.	296,726
1,043	International Business Machines Corp.	139,480
934	Johnson Controls International PLC ADR (Ireland)	40,470
221	Keysight Technologies, Inc. (a)	22,301
256	L3 Harris Technologies, Inc.	52,815
731	Marvell Technology Group Ltd.	17,829
319	Maxim Integrated Products, Inc.	18,713
279	Microchip Technology, Inc. (b)	26,307
1,296	Micron Technology, Inc. (a)	61,625
48	MongoDB, Inc. (a)	6,133
193	Motorola Solutions, Inc.	32,100
288	NetApp, Inc.	16,093
189	Northrop Grumman Corp.	66,619
676	NVIDIA Corp.	135,889
479	ON Semiconductor Corp. (a)	9,772
141	Qorvo, Inc. (a)	11,401
1,420	Qualcomm, Inc.	114,225
330	Raytheon Co.	70,029
121	Roper Technologies, Inc.	40,772
298	Seagate Technology PLC	17,293
193	Sensata Technologies Holdings PLC (a)	9,880
204	Skyworks Solutions, Inc.	18,576
1,101	Texas Instruments, Inc.	129,907
295	Trimble, Inc. (a)	11,753
341	Western Digital Corp.	17,613
297	Xilinx, Inc.	26,950
62	Zebra Technologies Corp. Class A (a)	14,748
		3,409,345
Construction of Buildings - 0.3%
415	D.R. Horton, Inc.	21,734
334	Lennar Corp. Class A	19,906
3	NVR, Inc. (a)	10,910
309	PulteGroup, Inc.	12,125
		64,675
Couriers and Messengers - 0.6%
289	FedEx Corp.	44,119
817	United Parcel Service, Inc. Class B	94,094
		138,213
Credit Intermediation and Related Activities - 10.5%
470	Ally Financial, Inc.	14,396
838	American Express Co.	98,281
10,596	Bank of America Corp.	331,337
1,007	Bank of New York Mellon Corp.	47,077
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
894	BB&T Corp.	$47,427
549	Capital One Financial Corp.	51,194
118	CIT Group, Inc.	5,061
2,713	Citigroup, Inc.	194,956
539	Citizens Financial Group, Inc.	18,951
184	Comerica, Inc.	12,037
384	Discover Financial Services	30,820
168	East West Bancorp, Inc.	7,211
718	Fidelity National Information Services, Inc.	94,604
862	Fifth Third Bancorp	25,067
195	First Republic Bank	20,740
1,225	Huntington Bancshares, Inc.	17,309
3,802	JPMorgan Chase & Co.	474,946
1,180	KeyCorp	21,205
153	M&T Bank Corp.	23,949
1,070	MasterCard, Inc. Class A	296,187
242	Northern Trust Corp.	24,123
520	People's United Financial, Inc.	8,408
534	PNC Financial Services Group, Inc.	78,338
1,193	Regions Financial Corp.	19,207
63	Signature Bank	7,454
442	State Street Corp.	29,203
519	SunTrust Banks, Inc.	35,468
61	SVB Financial Group (a)	13,510
728	Synchrony Financial	25,749
1,780	U.S. Bancorp	101,496
5,003	Wells Fargo & Co.	258,305
510	Western Union Co.	12,781
217	Zions Bancorp	10,518
		2,457,315
Data Processing, Hosting and Related Services - 0.5%
147	CDK Global, Inc.	7,430
43	CoStar Group, Inc. (a)	23,629
673	Fiserv, Inc. (a)	71,432
1,569	Hewlett Packard Enterprise Co.	25,747
		128,238
Electrical Equipment, Appliance, and Component Manufacturing - 0.9%
166	A.O. Smith Corp.	8,247
46	Acuity Brands, Inc.	5,740
923	Corning, Inc.	27,349
495	Eaton Corp PLC ADR (Ireland)	43,119
719	Emerson Electric Co.	50,438
44	IPG Photonics Corp. (a)	5,908
139	Rockwell Automation, Inc.	23,907
398	TE Connectivity Ltd.	35,621
75	Whirlpool Corp.	11,409
		211,738
Electronics and Appliance Stores - 0.1%
284	Best Buy Co., Inc.	20,400
Fabricated Metal Product Manufacturing - 0.5%
249	Axalta Coating Systems Ltd. (a)	7,343
372	Ball Corp.	26,029
159	Crown Holdings, Inc. (a)	11,581

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
48

Direxion MSCI USA Cyclicals Over Defensives ETF

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Fabricated Metal Product Manufacturing (continued)
151	Parker Hannifin Corp.	$27,707
192	Pentair PLC (Ireland)	7,962
178	Stanley Black & Decker, Inc.	26,937
		107,559
Food and Beverage Stores - 0.0% (†)
106	Grubhub, Inc. (a)(b)	3,610
Food Services and Drinking Places - 1.7%
31	Chipotle Mexican Grill, Inc. (a)	24,123
146	Darden Restaurants, Inc.	16,391
45	Domino's Pizza, Inc.	12,223
896	McDonald's Corp.	176,243
1,419	Starbucks Corp.	119,991
71	Wayfair, Inc. (a)(b)	5,838
359	Yum! Brands, Inc.	36,514
		391,323
Funds, Trusts, and Other Financial Vehicles - 0.1%
627	AGNC Investment Corp.	10,690
154	Garmin Ltd. ADR (Switzerland)	14,438
		25,128
General Merchandise Stores - 0.8%
78	Burlington Stores, Inc. (a)	14,989
307	Dollar General Corp.	49,224
279	Dollar Tree, Inc. (a)	30,802
194	Kohl's Corp.	9,944
360	Macy's, Inc.	5,458
608	Target Corp.	65,001
143	Tractor Supply Co.	13,588
		189,006
Health and Personal Care Stores - 0.1%
64	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	14,922
Insurance Carriers and Related Activities - 4.9%
880	Aflac, Inc.	46,781
16	Alleghany Corp. (a)	12,453
389	Allstate Corp.	41,397
89	American Financial Group, Inc.	9,259
1,019	American International Group, Inc.	53,966
282	Aon PLC	54,471
473	Arch Capital Group Ltd. (a)	19,752
217	Arthur J. Gallagher & Co.	19,795
73	Assurant, Inc.	9,203
191	Athene Holding Ltd. (a)	8,280
345	AXA Equitable Holdings, Inc.	7,452
1,526	Berkshire Hathaway, Inc. Class B (a)	324,397
122	Brighthouse Financial, Inc. (a)	4,607
536	Chubb Limited	81,697
181	Cincinnati Financial Corp.	20,491
30	Erie Indemnity Co. Class A	5,528
47	Everest Re Group Ltd.	12,083
123	Globe Life, Inc.	11,972
420	Hartford Financial Services Group, Inc.	23,974
239	Lincoln National Corp.	13,499
328	Loews Corp.	16,072
Shares		Fair Value
Insurance Carriers and Related Activities (continued)
16	Markel Corp. (a)	$18,736
593	Marsh & McLennan Companies, Inc.	61,447
953	MetLife, Inc.	44,591
327	Principal Financial Group, Inc.	17,455
685	Progressive Corp.	47,744
479	Prudential Financial, Inc.	43,656
74	Reinsurance Group of America, Inc.	12,023
48	RenaissanceRe Holdings Ltd.	8,985
309	Travelers Companies, Inc.	40,497
252	Unum Group	6,940
169	Voya Financial, Inc.	9,119
173	W.R. Berkley Corp.	12,093
151	Willis Towers Watson PLC	28,222
		1,148,637
Leather and Allied Product Manufacturing - 0.6%
1,475	NIKE, Inc. Class B	132,086
340	Tapestry, Inc.	8,793
		140,879
Machinery Manufacturing - 2.1%
1,099	Applied Materials, Inc.	59,632
674	Caterpillar, Inc.	92,877
176	Cummins, Inc.	30,356
357	Deere & Co.	62,168
152	Flowserve Corp.	7,424
10,225	General Electric Co.	102,045
89	IDEX Corp.	13,842
284	Ingersoll-Rand PLC ADR (Ireland)	36,037
179	Lam Research Corp.	48,516
64	Middleby Corp. (a)	7,741
64	Snap-on, Inc.	10,411
210	Xylem, Inc.	16,105
		487,154
Materials - 0.5%
645	Linde PLC	127,936
Merchant Wholesalers, Durable Goods - 1.9%
674	3M Co.	111,203
101	Arrow Electronics, Inc. (a)	8,007
240	Copart, Inc. (a)	19,833
670	Fastenal Co.	24,080
165	Fortune Brands Home & Security, Inc.	9,908
206	HD Supply Holdings, Inc. (a)	8,145
852	Honeywell International, Inc.	147,166
48	Huntington Ingalls Industries, Inc.	10,832
297	Jefferies Financial Group, Inc.	5,545
192	KLA-Tencor Corp.	32,456
152	Leggett & Platt, Inc.	7,798
43	Lennox International, Inc.	10,636
370	LKQ Corp. (a)	12,576
73	Mohawk Industries, Inc. (a)	10,467
299	WestRock Co.	11,174
241	Xerox Corp.	8,177
		438,003

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
49

Direxion MSCI USA Cyclicals Over Defensives ETF

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Merchant Wholesalers, Nondurable Goods - 0.5%
384	Illinois Tool Works, Inc.	$64,735
100	The Sherwin Williams Co.	57,232
		121,967
Mining (except Oil and Gas) - 0.4%
1,698	Freeport-McMoRan Copper & Gold, Inc.	16,675
74	Martin Marietta Materials, Inc.	19,381
959	Newmont Mining Corp.	38,101
153	Vulcan Materials Co.	21,859
		96,016
Miscellaneous Manufacturing - 0.3%
1,901	AMCOR Plc	18,098
168	Dover Corp.	17,453
139	Hasbro, Inc.	13,526
273	Textron, Inc.	12,583
		61,660
Motion Picture and Sound Recording Industries - 0.7%
511	Netflix, Inc. (a)	146,866
133	Take-Two Interactive Software, Inc. (a)	16,007
		162,873
Motor Vehicle and Parts Dealers - 0.5%
85	Advance Auto Parts, Inc.	13,811
29	AutoZone, Inc. (a)	33,187
198	CarMax, Inc. (a)	18,448
91	O'Reilly Automotive, Inc. (a)	39,631
		105,077
Nonmetallic Mineral Product Manufacturing - 0.0% (†)
129	Owens Corning	7,905
Nonstore Retailers - 4.0%
489	Amazon.com, Inc. (a)	868,787
970	eBay, Inc.	34,193
49	MercadoLibre, Inc. (a)	25,554
57	W.W. Grainger, Inc.	17,604
		946,138
Other Information Services - 4.0%
352	Alphabet, Inc. Class A (a)	443,098
370	Alphabet, Inc. Class C (a)	466,241
192	Liberty Global PLC Class A (a)	4,829
489	Liberty Global PLC Class C (a)	11,672
854	Twitter, Inc. (a)	25,594
		951,434
Paper Manufacturing - 0.1%
445	International Paper Co.	19,438
109	Packaging Corp of America	11,931
		31,369
Performing Arts, Spectator Sports, and Related Industries - 0.5%
894	Activision Blizzard, Inc.	50,091
349	Electronic Arts, Inc. (a)	33,644
175	Live Nation Entertainment, Inc. (a)	12,337
414	Viacom, Inc. Class B	8,926
		104,998
Shares		Fair Value
Personal and Laundry Services - 0.1%
104	Cintas Corp.	$27,942
Plastics and Rubber Products Manufacturing - 0.1%
99	Avery Dennison Corp.	12,658
472	Newell Rubbermaid, Inc.	8,954
		21,612
Primary Metal Manufacturing - 0.2%
465	Arconic, Inc.	12,774
358	Nucor Corp.	19,278
263	Steel Dynamics, Inc.	7,985
		40,037
Professional, Scientific, and Technical Services - 4.1%
54	Alliance Data Systems Corp.	5,400
173	CDW Corp.	22,128
672	Cognizant Technology Solutions Corp. Class A	40,952
62	EPAM Systems, Inc. (a)	10,910
149	Extra Space Storage, Inc.	16,728
71	F5 Networks, Inc. (a)	10,230
2,817	Facebook, Inc. (a)	539,878
164	Fluor Corp.	2,642
204	GoDaddy, Inc. (a)	13,266
240	H & R Block, Inc.	5,998
450	Interpublic Group of Companies, Inc.	9,788
90	Jack Henry & Associates, Inc.	12,740
164	Jacobs Engineering Group, Inc.	15,347
406	Juniper Networks, Inc.	10,077
163	Leidos Holdings, Inc.	14,055
238	Liberty Media Corp.-Liberty Formula One, Class C (a)	10,115
103	Liberty Media Corp.-Liberty SeiriusXM, Class A (a)	4,626
197	Liberty Media Corp.-Liberty SeiriusXM, Class C (a)	8,902
416	Nielsen Holdings PLC	8,387
119	OKTA, Inc. (a)	12,979
261	Omnicom Group, Inc.	20,147
377	Paychex, Inc.	31,532
324	Sabre Corp.	7,608
214	ServiceNow, Inc. (a)	52,914
124	VeriSign, Inc. (a)	23,562
181	Verisk Analytics, Inc. Class A	26,191
98	VMware, Inc.	15,510
		952,612
Publishing Industries (except Internet) - 9.1%
570	Adobe Systems, Inc. (a)	158,420
192	Akamai Technologies, Inc. (a)	16,608
99	ANSYS, Inc. (a)	21,795
256	Autodesk, Inc. (a)	37,724
329	Cadence Design Systems, Inc. (a)	21,500
153	Citrix Systems, Inc.	16,656
119	DocuSign, Inc. (a)	7,877
223	Dropbox, Inc. (a)	4,420
314	DXC Technology Co.	8,688
91	IAC/InterActiveCorp (a)	20,680

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
50

Direxion MSCI USA Cyclicals Over Defensives ETF

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Publishing Industries (except Internet) (continued)
302	Intuit, Inc.	$77,765
8,537	Microsoft Corp.	1,223,950
451	News Corp. Class A	6,183
2,803	Oracle Corp.	152,735
111	Palto Alto Networks, Inc. (a)	25,240
59	Paycom Software, Inc. (a)	12,480
133	PTC, Inc. (a)	8,899
974	Salesforce.com, Inc. (a)	152,421
812	Snap, Inc. (a)	12,229
174	Splunk, Inc. (a)	20,873
385	Square, Inc. (a)	23,651
265	SS&C Technologies Holdings, Inc.	13,783
726	Symantec Corp.	16,611
176	Synopsys, Inc. (a)	23,892
131	Twilio, Inc. (a)	12,649
191	Workday, Inc. (a)	30,973
		2,128,702
Rail Transportation - 1.2%
908	CSX Corp.	63,805
119	Kansas City Southern Railway Co.	16,753
313	Norfolk Southern Corp.	56,966
831	Union Pacific Corp.	137,497
		275,021
Real Estate - 3.7%
133	Alexandria Real Estate Equities, Inc.	21,114
518	American Tower Corp.	112,965
1,706	Annaly Capital Management, Inc.	15,320
163	AvalonBay Communities, Inc.	35,478
180	Boston Properties, Inc.	24,696
114	Camden Property Trust	13,038
378	CBRE Group, Inc. Class A (a)	20,242
242	Digital Realty Trust, Inc.	30,744
420	Duke Realty Corp.	14,759
202	Equity Lifestyle Properties, Inc.	14,128
433	Equity Residential	38,390
76	Essex Property Trust, Inc.	24,862
88	Federal Realty Investment Trust	11,969
561	HCP, Inc.	21,105
866	Host Hotels & Resorts, Inc.	14,194
521	Invitation Homes, Inc.	16,042
55	Jones Lang LaSalle, Inc.	8,059
493	Kimco Realty Corp.	10,629
174	Liberty Property Trust	10,278
133	Macerich Co.	3,657
134	Mid-America Apartment Communities, Inc.	18,625
190	National Retail Properties, Inc.	11,193
740	Prologis, Inc.	64,942
183	Public Storage	40,783
371	Realty Income Corp.	30,344
196	Regency Centers Corp.	13,179
361	Simon Property Group, Inc.	54,395
99	SL Green Realty Corp.	8,276
102	Sun Communities, Inc.	16,590
324	UDR, Inc.	16,281
418	Ventas, Inc.	27,212
Shares		Fair Value
Real Estate (continued)
1,237	VEREIT, Inc.	$12,172
201	Vornado Realty Trust	13,192
475	Welltower, Inc.	43,078
874	Weyerhaeuser Co.	25,529
194	WP Carey, Inc.	17,860
148	Zillow Group, Inc. Class C (a)(b)	4,820
		880,140
Rental and Leasing Services - 0.1%
12	AMERCO	4,861
92	United Rentals, Inc. (a)	12,288
		17,149
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 3.4%
61	Affiliated Managers Group	4,873
109	Allegion PLC ADR (Ireland)	12,648
159	Ameriprise Financial, Inc.	23,991
287	Aramark Corp.	12,559
138	BlackRock, Inc.	63,715
132	CBOE Holdings, Inc.	15,200
1,407	Charles Schwab Corp.	57,279
419	CME Group, Inc.	86,209
878	DOW, Inc.	44,330
287	E*TRADE Financial Corp.	11,994
135	Eaton Vance Corp.	6,156
324	FNF Group	14,852
358	Franklin Resources, Inc.	9,863
388	Goldman Sachs Group, Inc.	82,791
665	IntercontinentalExchange, Inc.	62,723
467	Invesco Ltd.	7,855
571	KKR & Co., Inc.	16,462
44	MarketAxess Holdings, Inc.	16,218
1,477	Morgan Stanley	68,016
100	MSCI, Inc. Class A	23,456
135	NASDAQ OMX Group, Inc.	13,469
149	Raymond James Financial, Inc.	12,440
289	S&P Global, Inc.	74,559
152	SEI Investments Co.	9,108
279	T. Rowe Price Group, Inc.	32,308
329	TD Ameritrade Holding Corp.	12,627
		795,701
Support Activities for Agriculture and Forestry - 0.1%
879	Corteva, Inc.	23,188
Support Activities for Transportation - 0.2%
161	C.H. Robinson Worldwide, Inc.	12,178
164	Expedia, Inc.	22,412
202	Expeditors International of Washington, Inc.	14,734
107	XPO Logistics, Inc. (a)	8,175
		57,499
Telecommunications - 4.1%
8,552	AT&T, Inc.	329,166
1,150	CenturyLink, Inc.	14,881
488	Crown Castle International Corp.	67,729
96	Equinix, Inc.	54,411
1,306	PayPal Holdings, Inc. (a)	135,955

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
51

Direxion MSCI USA Cyclicals Over Defensives ETF

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Telecommunications (continued)
132	SBA Communications Corp.	$31,766
955	Sprint Corp. (a)	5,930
400	T-Mobile US, Inc. (a)	33,064
4,844	Verizon Communications, Inc.	292,917
276	Zayo Group Holdings, Inc. (a)	9,423
		975,242
Transit and Ground Passenger Transportation - 0.0% (†)
217	Uber Technologies, Inc. (a)(b)	6,835
Transportation Equipment Manufacturing - 3.5%
303	Aptiv PLC ADR (Ireland)	27,134
98	Autoliv, Inc.	7,628
628	Boeing Co.	213,463
242	BorgWarner, Inc.	10,087
4,594	Ford Motor Co.	39,462
286	General Dynamics Corp.	50,565
1,488	General Motors Co.	55,294
187	Harley-Davidson, Inc.	7,276
89	HEICO Corp.	8,479
49	HEICO Corp. Class A	6,044
71	Lear Corp.	8,362
298	Lockheed Martin Corp.	112,251
405	Paccar, Inc.	30,804
69	Polaris Industries, Inc.	6,807
122	Spirit AeroSystems Holdings, Inc.	9,982
151	Tesla Motors, Inc. (a)	47,553
57	TransDigm Group, Inc.	29,998
959	United Technologies Corp.	137,693
60	WABCO Holdings, Inc. (a)	8,077
212	Wabtec Corp.	14,706
		831,665
Truck Transportation - 0.1%
103	J.B. Hunt Transport Services, Inc.	12,109
151	Knight-Swift Transportation Holdings, Inc. Class A	5,505
76	Old Dominion Freight Line, Inc.	13,838
		31,452
Waste Management and Remediation Services - 0.2%
264	Republic Services, Inc.	23,103
309	Waste Connections, Inc.	28,551
		51,654
Water Transportation - 0.2%
494	Carnival Corp.	21,188
255	Norwegian Cruise Line Holdings Ltd. (a)	12,944
209	Royal Caribbean Cruises Ltd. ADR (Liberia)	22,746
		56,878
Shares		Fair Value
Wholesale Electronic Markets and Agents and Brokers - 0.1%
171	Genuine Parts Co.	$17,541
Wood Product Manufacturing - 0.1%
345	Masco Corp.	15,956
	TOTAL COMMON STOCKS (Cost $19,960,656)	$22,199,555
SHORT TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
48,561	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$48,561
592	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	591
	TOTAL SHORT TERM INVESTMENTS (Cost $49,152)	$49,152
	TOTAL INVESTMENTS (Cost $20,009,808) - 94.6% (e)	$22,248,707
	Other Assets in Excess of Liabilities - 5.4%	1,266,298
	TOTAL NET ASSETS - 100.0%	$23,515,005

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,954,107.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
52

Direxion MSCI USA Cyclicals Over Defensives ETF

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of MSCI USA Cyclical Sectors Index	2.1775 1 month LIBOR rate + spread% representing	Credit Suisse Capital LLC	12/20/2019	5,021	$11,946,889	$1,080,674

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
1.7814% representing 1 month LIBOR rate + spread	Total return of MSCI USA Defensive Sectors Index	UBS Securities LLC	12/18/2020	5,800	$11,773,362	$15,594

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
53

Direxion MSCI USA Defensives Over Cyclicals ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 96.7%
Ambulatory Health Care Services - 0.5%
188	DaVita, Inc. (a)	$11,017
179	Laboratory Corp. of America Holdings (a)	29,494
244	Quest Diagnostics, Inc.	24,705
		65,216
Beverage and Tobacco Product Manufacturing - 8.8%
3,401	Altria Group, Inc.	152,331
7,352	Coca-Cola Co.	400,169
302	Constellation Brands, Inc. Class A	57,480
344	Molson Coors Brewing Co. Class B	18,136
740	Monster Beverage Corp. (a)	41,536
2,549	PepsiCo, Inc.	349,646
2,821	Philip Morris International, Inc.	229,742
		1,249,040
Chemical Manufacturing - 30.9%
3,200	Abbott Laboratories	267,552
2,677	AbbVie, Inc.	212,955
405	Alexion Pharmaceuticals, Inc. (a)	42,687
283	Alkermes PLC ADR (Ireland) (a)	5,527
604	Allergan PLC ADR (Ireland)	106,370
201	Alnylam Pharmaceuticals, Inc. (a)	17,435
1,107	Amgen, Inc.	236,068
357	Biogen, Inc. (a)	106,639
324	BioMarin Pharmaceutical, Inc. (a)	23,720
2,963	Bristol-Myers Squibb Co.	169,987
1,274	Celgene Corp. (a)	137,630
446	Church & Dwight Co., Inc.	31,193
233	Clorox Co.	34,412
1,485	Colgate-Palmolive Co.	101,871
545	Coty, Inc. Class A	6,371
643	Elanco Animal Health, Inc. (a)	17,374
1,585	Eli Lilly & Co.	180,611
2,314	Gilead Sciences, Inc.	147,425
267	Illumina, Inc. (a)	78,904
330	Incyte Corp. (a)	27,694
239	Ionis Pharmaceuticals, Inc. (a)	13,317
104	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	13,066
4,817	Johnson & Johnson	636,037
625	Kimberly-Clark Corp.	83,050
4,669	Merck & Co., Inc.	404,616
936	Mylan NV (a)	17,924
314	Nektar Therapeutics (a)(b)	5,377
234	Perrigo Co. PLC ADR (Ireland)	12,407
10,074	Pfizer, Inc.	386,539
4,549	Procter & Gamble Co.	566,396
146	Regeneron Pharmaceuticals, Inc. (a)	44,717
134	Sarepta Therapeutics, Inc. (a)	11,130
204	Seattle Genetics, Inc. (a)	21,910
464	Vertex Pharmaceuticals, Inc. (a)	90,703
869	Zoetis, Inc.	111,162
		4,370,776
Computer and Electronic Product Manufacturing - 3.9%
576	Agilent Technologies, Inc.	43,632
1,169	Danaher Corp.	161,112
Shares		Fair Value
Computer and Electronic Product Manufacturing (continued)
485	Hologic, Inc. (a)	$23,430
156	IDEXX Laboratories, Inc. (a)	44,461
201	PerkinElmer, Inc.	17,278
724	Thermo Fisher Scientific, Inc.	218,633
165	Varian Medical Systems, Inc. (a)	19,934
130	Waters Corp. (a)	27,511
		555,991
Food and Beverage Stores - 0.3%
1,463	Kroger Co.	36,048
Food Manufacturing - 3.9%
1,016	Archer-Daniels-Midland Co.	42,713
256	Bunge Ltd.	13,824
300	Campbell Soup Co.	13,893
881	ConAgra Brands, Inc.	23,831
1,083	General Mills, Inc.	55,081
534	Hormel Foods Corp.	21,835
121	Ingredion, Inc.	9,559
468	Kellogg Co.	29,732
266	Lamb Weston Holdings, Inc.	20,759
222	McCormick & Co, Inc.	35,673
2,620	Mondelez International, Inc.	137,419
268	The Hershey Co.	39,361
206	The J.M. Smucker Co.	21,770
1,217	The Kraft Heinz Co.	39,346
536	Tyson Foods, Inc. Class A	44,375
		549,171
General Merchandise Stores - 3.8%
799	Costco Wholesale Corp.	237,391
2,598	Wal-Mart Stores, Inc.	304,641
		542,032
Health and Personal Care Stores - 1.6%
2,354	CVS Health Corp.	156,282
1,409	Walgreens Boots Alliance Inc.	77,185
		233,467
Hospitals - 0.6%
497	HCA Healthcare, Inc.	66,369
152	Universal Health Services, Inc. Class B	20,894
		87,263
Insurance Carriers and Related Activities - 5.8%
466	Anthem, Inc.	125,391
750	Centene Corp. (a)	39,810
690	Cigna Corp.	123,138
246	Humana, Inc.	72,373
1,723	UnitedHealth Group, Inc.	435,402
91	WellCare Health Plans, Inc. (a)	26,991
		823,105
Machinery Manufacturing - 0.6%
1,143	Baker Hughes, a GE Co.	24,460
45	Mettler-Toledo International, Inc. (a)	31,722
696	National Oilwell Varco, Inc.	15,744
776	TechnipFMC PLC ADR (England)	15,310
		87,236

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
54

Direxion MSCI USA Defensives Over Cyclicals ETF

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Merchant Wholesalers, Durable Goods - 0.1%
275	Henry Schein, Inc. (a)	$17,211
Merchant Wholesalers, Nondurable Goods - 1.4%
287	AmerisourceBergen Corp.	24,504
559	Brown Forman Corp. Class B	36,626
541	Cardinal Health, Inc.	26,752
348	McKesson Corp.	46,284
885	Sysco Corp.	70,685
		204,851
Miscellaneous Manufacturing - 8.8%
82	Abiomed, Inc. (a)	17,022
138	Align Technology, Inc. (a)	34,816
884	Baxter International, Inc.	67,803
488	Becton, Dickinson & Co.	124,928
2,515	Boston Scientific Corp. (a)	104,876
424	Dentsply Sirona, Inc.	23,227
163	DexCom, Inc. (a)	25,141
377	Edwards Lifesciences Corp. (a)	89,869
396	Estee Lauder Companies, Inc. Class A	73,763
208	Intuitive Surgical, Inc. (a)	115,014
2,433	Medtronic PLC ADR (Ireland)	264,954
260	ResMed, Inc.	38,459
153	STERIS PLC (Ireland)	21,660
609	Stryker Corp.	131,708
84	Teleflex, Inc.	29,182
90	The Cooper Companies, Inc.	26,190
371	Zimmer Biomet Holdings, Inc.	51,283
		1,239,895
Oil and Gas Extraction - 3.0%
680	Apache Corp.	14,729
768	Cabot Oil & Gas Corp.	14,316
184	Cimarex Energy Co.	7,769
364	Concho Resources, Inc.	24,577
171	Continental Resources, Inc. (a)	5,039
753	Devon Energy Corp.	15,271
283	Diamondback Energy, Inc.	24,270
1,053	EOG Resources, Inc.	72,983
1,485	Marathon Oil Corp.	17,122
867	Noble Energy, Inc.	16,698
1,625	Occidental Petroleum Corp.	65,813
508	Parsley Energy, Inc.	8,032
827	Phillips 66	96,610
306	Pioneer Natural Resources Co.	37,644
		420,873
Petroleum and Coal Products Manufacturing - 8.5%
3,448	Chevron Corp.	400,451
2,058	ConocoPhillips	113,602
7,667	Exxon Mobil Corp.	518,059
294	HollyFrontier Corp.	16,152
1,202	Marathon Petroleum Corp.	76,868
758	Valero Energy Corp.	73,511
		1,198,643
Shares		Fair Value
Pipeline Transportation - 0.5%
275	Plains GP Holdings LP	$5,104
416	Targa Resources Corp.	16,174
2,197	Williams Companies, Inc.	49,015
		70,293
Professional, Scientific, and Technical Services - 0.7%
589	Cerner Corp.	39,534
228	Exact Sciences Corp. (a)	19,836
305	IQVIA Holdings, Inc. (a)	44,048
		103,418
Publishing Industries (except Internet) - 0.2%
227	Veeva Systems, Inc. (a)	32,195
Support Activities for Mining - 1.1%
1,583	Halliburton Co.	30,473
199	Helmerich & Payne, Inc.	7,463
495	Hess Corp.	32,546
2,515	Schlumberger Ltd. (a)	82,215
		152,697
Utilities - 11.7%
1,202	AES Corp.	20,494
428	Alliant Energy Corp.	22,830
444	Ameren Corp.	34,499
895	American Electric Power Co., Inc.	84,479
328	American Water Works Co., Inc.	40,433
212	Atmos Energy Corp.	23,846
909	CenterPoint Energy, Inc.	26,425
420	Cheniere Energy, Inc. (a)	25,851
514	CMS Energy Corp.	32,855
593	Consolidated Edison, Inc.	54,686
1,450	Dominion Energy, Inc.	119,697
330	DTE Energy Co.	42,016
641	Edison International	40,319
344	Entergy Corp.	41,789
443	Evergy, Inc.	28,312
575	Eversource Energy	48,151
1,760	Exelon Corp.	80,062
962	FirstEnergy Corp.	46,484
3,697	Kinder Morgan, Inc.	73,866
868	NextEra Energy, Inc.	206,879
676	NiSource, Inc.	18,955
484	NRG Energy, Inc.	19,418
362	OGE Energy Corp.	15,588
747	ONEOK, Inc.	52,163
203	Pinnacle West Capital Corp.	19,106
1,308	PPL Corp.	43,805
917	Public Service Enterprise Group, Inc.	58,055
497	Sempra Energy	71,821
1,887	Southern Co.	118,239
379	UGI Corp.	18,067
661	Vistra Energy Corp.	17,867
572	WEC Energy Group, Inc.	53,997
933	Xcel Energy, Inc.	59,255
		1,660,309
	TOTAL COMMON STOCKS (Cost $12,665,839)	$13,699,730

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
55

Direxion MSCI USA Defensives Over Cyclicals ETF

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 3.2%
Money Market Funds - 3.2%
4,464	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$4,464
445,622	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	445,622
	TOTAL SHORT TERM INVESTMENTS (Cost $450,086)	$450,086
	TOTAL INVESTMENTS (Cost $13,115,925) - 99.9% (e)	$14,149,816
	Other Assets in Excess of Liabilities - 0.1%	18,952
	TOTAL NET ASSETS - 100.0%	$14,168,768

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,103,895.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination		Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of MSCI USA Defensive Sectors Index	2.1775 1 month LIBOR rate + spread	% representing	Credit Suisse Capital LLC	12/20/2019	3,665	$6,892,242	$533,737

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
1.7814% representing 1 month LIBOR rate + spread	Total return of MSCI USA Cyclical Sectors Index	UBS Securities LLC	12/18/2020	2,721	$7,112,095	$26,858

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
56

Direxion Russell 1000® Growth Over Value ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 95.7%
170,441	iShares Russell 1000 Growth ETF (a)	$27,976,186
	TOTAL INVESTMENT COMPANIES (Cost $24,673,277)	$27,976,186
SHORT TERM INVESTMENTS - 0.1%
Money Market Funds - 0.1%
27,433	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$27,433
	TOTAL SHORT TERM INVESTMENTS (Cost $27,433)	$27,433
	TOTAL INVESTMENTS (Cost $24,700,710) - 95.8% (c)	$28,003,619
	Other Assets in Excess of Liabilities - 4.2%	1,232,838
	TOTAL NET ASSETS - 100.0%	$29,236,457

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,208,676.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination		Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Growth Index	2.1775 1 month LIBOR rate + spread	% representing	UBS Securities LLC	12/2/2019	9,626	$14,284,995	$1,479,786

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
1.8859% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Value Index	Credit Suisse Capital LLC	12/20/2019	11,433	$14,667,408	$47,386

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
57

Direxion Russell 1000® Value Over Growth ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 95.6%
233,006	iShares Russell 1000 Value ETF (a)	$30,307,090
	TOTAL INVESTMENT COMPANIES (Cost $28,257,496)	$30,307,090
SHORT TERM INVESTMENTS - 0.2%
Money Market Funds - 0.2%
57,655	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$57,655
	TOTAL SHORT TERM INVESTMENTS (Cost $57,655)	$57,655
	TOTAL INVESTMENTS (Cost $28,315,151) - 95.8% (c)	$30,364,745
	Other Assets in Excess of Liabilities - 4.2%	1,322,123
	TOTAL NET ASSETS - 100.0%	$31,686,868

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $7,583,375.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Value Index	2.1775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/2/2019	13,470	$16,213,588	$1,011,270

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.8859% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Growth Index	Credit Suisse Capital LLC	12/20/2019	9,605	$15,798,141	$(45,862)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
58

Direxion Russell Large Over Small Cap ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 95.0%
85,435	iShares Russell 1000 ETF (a)(b)	$14,352,226
	TOTAL INVESTMENT COMPANIES (Cost $12,410,877)	$14,352,226
SHORT TERM INVESTMENTS - 1.0%
Money Market Funds - 1.0%
1	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$1
155,614	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	155,614
	TOTAL SHORT TERM INVESTMENTS (Cost $155,615)	$155,615
	TOTAL INVESTMENTS (Cost $12,566,492) - 96.0% (e)	$14,507,841
	Other Assets in Excess of Liabilities - 4.0%	591,955
	TOTAL NET ASSETS - 100.0%	$15,099,796

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,163,934.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Index	2.0775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/2/2019	4,948	$7,250,319	$1,021,868

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
1.7859% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Credit Suisse Capital LLC	12/20/2019	4,832	$7,620,417	$70,401

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
59

Direxion Russell Small Over Large Cap ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 95.7%
88,269	iShares Russell 2000 ETF (a)(b)	$13,721,416
	TOTAL INVESTMENT COMPANIES (Cost $12,762,506)	$13,721,416
SHORT TERM INVESTMENTS - 2.6%
Money Market Funds - 2.6%
302	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$302
372,408	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	372,408
	TOTAL SHORT TERM INVESTMENTS (Cost $372,710)	$372,710
	TOTAL INVESTMENTS (Cost $13,135,216) - 98.3% (e)	$14,094,126
	Other Assets in Excess of Liabilities - 1.7%	247,317
	TOTAL NET ASSETS - 100.0%	$14,341,443

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,595,974.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 2000® Index	2.1775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/2/2019	4,986	$7,309,111	$421,688

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.9775% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Index	UBS Securities LLC	12/2/2019	4,276	$6,312,642	$(841,190)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
60

PortfolioPlus Developed Markets ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 99.7%
27,150	Vanguard FTSE Developed Markets ETF (a)	$1,151,160
	TOTAL INVESTMENT COMPANIES (Cost $1,085,965)	$1,151,160
	TOTAL INVESTMENTS (Cost $1,085,965) - 99.7% (b)	$1,151,160
	Other Assets in Excess of Liabilities - 0.3%	3,571
	TOTAL NET ASSETS - 100.0%	$1,154,731

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,106,640.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Vanguard FTSE Developed Markets ETF	2.1275% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	9,791	$401,713	$9,896

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
61

PortfolioPlus Emerging Markets ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 98.1%
39,755	Schwab Emerging Markets Equity ETF (a)	$1,052,315
	TOTAL INVESTMENT COMPANIES (Cost $974,014)	$1,052,315
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
1	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$1
	TOTAL SHORT TERM INVESTMENTS (Cost $1)	$1
	TOTAL INVESTMENTS (Cost $974,015) - 98.1% (c)	$1,052,316
	Other Assets in Excess of Liabilities - 1.9%	19,945
	TOTAL NET ASSETS - 100.0%	$1,072,261

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $98,866.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of FTSE Emerging Index	2.0275% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	14,932	$387,713	$5,206

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
62

PortfolioPlus S&P 500® ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 99.3%
81,141	iShares Core S&P 500 ETF (a)	$24,745,571
	TOTAL INVESTMENT COMPANIES (Cost $21,338,711)	$24,745,571
	TOTAL INVESTMENTS (Cost $21,338,711) - 99.3% (b)	$24,745,571
	Other Assets in Excess of Liabilities - 0.7%	166,879
	TOTAL NET ASSETS - 100.0%	$24,912,450

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $10,899,933.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	2.0775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/13/2019	2,925	$8,305,719	$555,299

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
63

PortfolioPlus S&P® Mid Cap ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 99.5%
6,445	iShares Core S&P Mid-Cap ETF (a)	$1,258,773
	TOTAL INVESTMENT COMPANIES (Cost $1,109,881)	$1,258,773
	TOTAL INVESTMENTS (Cost $1,109,881) - 99.5% (b)	$1,258,773
	Other Assets in Excess of Liabilities - 0.5%	5,862
	TOTAL NET ASSETS - 100.0%	$1,264,635

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,198,227.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P MidCap 400® Index	2.0275% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2019	229	$440,701	$6,024

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
64

PortfolioPlus S&P® Small Cap ETF

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 99.4%
90,549	iShares Core S&P Small-Cap ETF (a)	$7,191,401
	TOTAL INVESTMENT COMPANIES (Cost $7,031,528)	$7,191,401
SHORT TERM INVESTMENTS - 0.0% (†)
Money Market Funds - 0.0% (†)
54	Dreyfus Government Cash Management Institutional Shares, 1.73% (b)	$54
	TOTAL SHORT TERM INVESTMENTS (Cost $54)	$54
	TOTAL INVESTMENTS (Cost $7,031,582) - 99.4% (c)	$7,191,455
	Other Assets in Excess of Liabilities - 0.6%	42,123
	TOTAL NET ASSETS - 100.0%	$7,233,578

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,945,200.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P SmallCap 600® Index	2.0775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	2,666	$2,533,737	$30,408
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
65

Statements of Assets and Liabilities

October 31, 2019

	Direxion All Cap Insider Sentiment Shares	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Zacks MLP High Income Index Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$113,865,100	$—	$216,164,953	$63,577,811
Cash	—	—	104	—
Cash equivalents	134,318	41,404,831	229,648	110,927
Receivable for investments sold	32,458	—	—	369,939
Due from broker for futures contracts	—	143,797	—	—
Deposit at broker for futures contracts	—	647,515	—	—
Dividend and interest receivable	162,033	64,112	63,388	72,995
Variation margin receivable, net	—	123,075	—	—
Tax reclaim receivable	—	—	—	167,373
Total Assets	114,193,909	42,383,330	216,458,093	64,299,045
Liabilities:
Collateral for securities loaned (Note 2)	5,914,726	—	837,004	14,552,855
Due to Adviser, net (Note 6)	32,321	16,493	49,568	19,897
Accrued operating services fees (Note 6)	17,703	7,066	8,955	6,335
Total Liabilities	5,964,750	23,559	895,527	14,579,087
Net Assets	$108,229,159	$42,359,771	$215,562,566	$49,719,958
Net Assets Consist of:
Capital stock	$121,584,114	$41,990,476	$197,860,089	$103,057,419
Total distributable earnings (loss)	(13,354,955)	369,295	17,702,477	(53,337,461)
Net Assets	$108,229,159	$42,359,771	$215,562,566	$49,719,958
Calculation of Net Asset Value Per Share:
Net assets	$108,229,159	$42,359,771	$215,562,566	$49,719,958
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,850,218	1,800,001	4,200,002	4,100,000
Net assets value, redemption price and offering price per share	$37.97	$23.53	$51.32	$12.13
Cost of Investments	$113,011,518	$—	$192,534,982	$67,329,501

*  Securities loaned with values of $7,791,435,$–,$5,536,460 and $14,541,534, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
66

Statements of Assets and Liabilities

October 31, 2019

	Direxion FTSE Russell International Over US ETF	Direxion FTSE Russell US Over International ETF	Direxion MSCI Developed Over Emerging Markets ETF	Direxion MSCI Emerging Over Developed Markets ETF
Assets:
Investments, at fair value (Note 2)	$14,290,447	$14,394,142	$15,502,925	$14,037,695
Cash equivalents	608,678	725,225	225,774	213,026
Dividend and interest receivable	1,919	—	359	1,060
Due from broker for swap contracts	—	21,971	11,161	—
Unrealized appreciation on swap contracts	621,964	929,972	817,522	221,728
Total Assets	15,523,008	16,071,310	16,557,741	14,473,509
Liabilities:
Unrealized depreciation on swap contracts	951,411	337,387	—	649,662
Due to Adviser, net (Note 6)	4,813	4,989	5,165	4,603
Due to broker for swap contracts	—	755,958	882,345	—
Accrued operating services fees (Note 6)	602	624	646	575
Total Liabilities	956,826	1,098,958	888,156	654,840
Net Assets	$14,566,182	$14,972,352	$15,669,585	$13,818,669
Net Assets Consist of:
Capital stock	$13,765,398	$12,821,226	$13,722,182	$13,726,440
Total distributable earnings	800,784	2,151,126	1,947,403	92,229
Net Assets	$14,566,182	$14,972,352	$15,669,585	$13,818,669
Calculation of Net Asset Value Per Share:
Net assets	$14,566,182	$14,972,352	$15,669,585	$13,818,669
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	275,001	250,001	275,001	275,001
Net assets value, redemption price and offering price per share	$52.97	$59.89	$56.98	$50.25
Cost of Investments	$13,191,987	$12,693,876	$14,100,473	$13,465,943

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
67

Statements of Assets and Liabilities

October 31, 2019

	Direxion MSCI USA Cyclicals Over Defensives ETF	Direxion MSCI USA Defensives Over Cyclicals ETF	Direxion Russell 1000® Growth Over Value ETF	Direxion Russell 1000® Value Over Growth ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$22,248,707	$14,149,816	$28,003,619	$30,364,745
Cash	109	—	—	—
Cash equivalents	1,251,602	460,125	1,234,411	1,460,822
Receivable for investments sold	—	101,563	—	—
Receivable from Adviser (Note 6)	—	22,766	—	—
Dividend and interest receivable	18,309	16,583	1,798	2,190
Due from broker for swap contracts	—	2,489	366	36,622
Unrealized appreciation on swap contracts	1,096,268	560,595	1,527,172	1,011,270
Total Assets	24,614,995	15,313,937	30,767,366	32,875,649
Liabilities:
Collateral for securities loaned (Note 2)	48,561	4,464	—	—
Payable for investments purchased	890	—	—	—
Unrealized depreciation on swap contracts	—	—	—	45,862
Due to Adviser, net (Note 6)	7,691	4,713	9,697	10,563
Due to broker for swap contracts	1,041,887	1,135,403	1,520,000	1,131,036
Accrued operating services fees (Note 6)	961	589	1,212	1,320
Total Liabilities	1,099,990	1,145,169	1,530,909	1,188,781
Net Assets	$23,515,005	$14,168,768	$29,236,457	$31,686,868
Net Assets Consist of:
Capital stock	$20,427,640	$13,743,751	$25,092,854	$29,993,657
Total distributable earnings	3,087,365	425,017	4,143,603	1,693,211
Net Assets	$23,515,005	$14,168,768	$29,236,457	$31,686,868
Calculation of Net Asset Value Per Share:
Net assets	$23,515,005	$14,168,768	$29,236,457	$31,686,868
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	375,001	275,001	475,001	575,001
Net assets value, redemption price and offering price per share	$62.71	$51.52	$61.55	$55.11
Cost of Investments	$20,009,808	$13,115,925	$24,700,710	$28,315,151

*  Securities loaned with values of $69,166,$4,248,$– and $–, respectively. See Note 2

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
68

Statements of Assets and Liabilities

October 31, 2019

	Direxion Russell Large Over Small Cap ETF	Direxion Russell Small Over Large Cap ETF	PortfolioPlus Developed Markets ETF	PortfolioPlus Emerging Markets ETF
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$14,507,841	$14,094,126	$1,151,160	$1,052,316
Cash equivalents	598,802	670,789	2,566	14,323
Due from Adviser, net (Note 6)	—	—	121	82
Dividend and interest receivable	1,244	2,011	19	377
Due from broker for swap contracts	9,171	—	43	—
Unrealized appreciation on swap contracts	1,092,269	421,688	9,896	5,206
Total Assets	16,209,327	15,188,614	1,163,805	1,072,304
Liabilities:
Collateral for securities loaned (Note 2)	1	302	—	—
Unrealized depreciation on swap contracts	—	841,190	—	—
Due to Adviser, net (Note 6)	5,066	5,048	—	—
Due to broker for swap contracts	1,103,831	—	9,026	—
Accrued operating services fees (Note 6)	633	631	48	43
Total Liabilities	1,109,531	847,171	9,074	43
Net Assets	$15,099,796	$14,341,443	$1,154,731	$1,072,261
Net Assets Consist of:
Capital stock	$12,431,584	$13,879,725	$4,137,404	$4,840,594
Total distributable earnings (loss)	2,668,212	461,718	(2,982,673)	(3,768,333)
Net Assets	$15,099,796	$14,341,443	$1,154,731	$1,072,261
Calculation of Net Asset Value Per Share:
Net assets	$15,099,796	$14,341,443	$1,154,731	$1,072,261
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	250,001	275,001	50,001	50,001
Net assets value, redemption price and offering price per share	$60.40	$52.15	$23.09	$21.44
Cost of Investments	$12,566,492	$13,135,216	$1,085,965	$974,015

*  Securities loaned with values of $2,351,860,$7,083,701,$– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
69

Statements of Assets and Liabilities

October 31, 2019

	PortfolioPlus S&P 500® ETF	PortfolioPlus S&P® Mid Cap ETF	PortfolioPlus S&P® Small Cap ETF
Assets:
Investments, at fair value (Note 2)	$24,745,571	$1,258,773	$7,191,455
Cash equivalents	170,272	3,502	13,101
Due from Adviser, net (Note 6)	—	262	—
Dividend and interest receivable	219	6	172
Due from broker for swap contracts	3,037	180	—
Unrealized appreciation on swap contracts	555,299	6,024	30,408
Total Assets	25,474,398	1,268,747	7,235,136
Liabilities:
Due to Adviser, net (Note 6)	1,405	—	716
Due to broker for swap contracts	560,132	4,028	544
Accrued operating services fees (Note 6)	411	84	298
Total Liabilities	561,948	4,112	1,558
Net Assets	$24,912,450	$1,264,635	$7,233,578
Net Assets Consist of:
Capital stock	$20,790,741	$1,747,655	$7,317,769
Total distributable earnings (loss)	4,121,709	(483,020)	(84,191)
Net Assets	$24,912,450	$1,264,635	$7,233,578
Calculation of Net Asset Value Per Share:
Net assets	$24,912,450	$1,264,635	$7,233,578
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	600,000	50,001	200,000
Net assets value, redemption price and offering price per share	$41.52	$25.29	$36.17
Cost of Investments	$21,338,711	$1,109,881	$7,031,582

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
70

Statements of Operations

For the Year Ended October 31, 2019

	Direxion All Cap Insider Sentiment Shares	Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Direxion NASDAQ-100® Equal Weighted Index Shares	Direxion Zacks MLP High Income Index Shares
Investment Income:
Dividend income	$4,048,300	$—	$2,349,825	$411,981
Interest income	12,706	942,345	8,533	9,009
Securities lending income	63,908	—	27,138	369,370
Total investment income	4,124,914	942,345	2,385,496	790,360
Expenses:
Investment advisory fees (Note 6)	584,732	216,893	610,471	259,112
Licensing fees	166,957	48,425	76,762	33,402
Operating services fees (Note 6)	79,486	28,060	37,777	27,632
Fund servicing fees	54,795	15,893	66,908	17,964
Management service fees (Note 6)	26,736	7,521	32,771	8,557
Professional fees	21,429	10,771	24,883	11,342
Reports to shareholders	17,771	5,011	21,690	5,676
Trustees' fees and expenses	4,237	1,205	5,266	1,373
Pricing fees	3,929	3,929	3,929	3,929
Exchange listing fees	3,274	4,911	3,274	3,274
Insurance fees	2,644	746	3,227	845
Excise tax	—	—	767	—
Other	4,530	1,278	5,529	1,447
Total Expenses	970,520	344,643	893,254	374,553
Less: Reimbursement of expenses from Adviser (Note 6)	(108,041)	(40,992)	(180,271)	(37,708)
Net Expenses	862,479	303,651	712,983	336,845
Net investment income, before income taxes	3,262,435	638,694	1,672,513	453,515
Current tax expense	—	—	—	(80,369)
Deferred tax expense[1]	—	—	—	—
Net investment income	3,262,435	638,694	1,672,513	373,146
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(14,353,329)	—	(3,502,744)	(3,763,286)
In-kind redemptions	(631,703)	—	19,049,296	655,026
Futures contracts	—	(2,125,481)	—	—
Net realized gain (loss)	(14,985,032)	(2,125,481)	15,546,552	(3,108,260)
Change in net unrealized appreciation (depreciation) on:
Investment securities	15,605,869	—	13,472,644	(159,149)
Futures contracts	—	702,785	—	—
Change in net unrealized appreciation (depreciation)	15,605,869	702,785	13,472,644	(159,149)
Net realized and unrealized gain (loss)	620,837	(1,422,696)	29,019,196	(3,267,409)
Net increase (decrease) in net assets resulting from operations	$3,883,272	$(784,002)	$30,691,709	$(2,894,263)

1  This amount is presented net of valuation allowance for Direxion Zacks MLP High Income Index Shares. See Note 3.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
71

Statements of Operations

For the Year Ended October 31, 2019

	Direxion FTSE Russell International Over US ETF[1]	Direxion FTSE Russell US Over International ETF[1]	Direxion MSCI Developed Over Emerging Markets ETF[1]	Direxion MSCI Emerging Over Developed Markets ETF[1]
Investment Income:
Dividend income	$300,469	$191,835	$274,030	$130,073
Interest income	14,464	14,293	13,696	11,129
Securities lending income	17	62	—	—
Total investment income	314,950	206,190	287,726	141,202
Expenses:
Investment advisory fees (Note 6)	45,951	48,315	46,762	44,079
Professional fees	5,403	5,452	5,386	5,359
Fund servicing fees	3,923	4,106	3,858	3,761
Licensing fees	3,328	3,506	—	—
Pricing fees	2,676	2,676	2,676	2,676
Offering fees	2,503	2,503	6,852	6,852
Exchange listing fees	2,503	2,503	2,503	2,503
Operating services fees (Note 6)	2,416	2,534	2,582	2,339
Management service fees (Note 6)	1,703	1,794	1,670	1,622
Reports to shareholders	1,104	1,163	1,083	1,052
Trustees' fees and expenses	274	289	270	262
Insurance fees	164	173	161	156
Interest expense	—	8,240	3,521	—
Other	281	297	2,887	2,805
Total Expenses	72,229	83,551	80,211	73,466
Less: Reimbursement of expenses from Adviser (Note 6)	(20,534)	(20,956)	(24,083)	(23,877)
Net Expenses	51,695	62,595	56,128	49,589
Net investment income	263,255	143,595	231,598	91,613
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	27,359	—	—	(11,314)
In-kind redemptions	92,141	414,965	—	—
Swap contracts	(65,960)	(44,480)	(272,571)	(40,275)
Net realized gain (loss)	53,540	370,485	(272,571)	(51,589)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,098,460	1,700,266	1,402,452	571,752
Swap contracts	(329,447)	592,585	817,522	(427,934)
Change in net unrealized appreciation	769,013	2,292,851	2,219,974	143,818
Net realized and unrealized gain	822,553	2,663,336	1,947,403	92,229
Net increase in net assets resulting from operations	$1,085,808	$2,806,931	$2,179,001	$183,842

1  Represents the period from January 16, 2019 (commencement of operations) to October 31, 2019.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
72

Statements of Operations

For the Year Ended October 31, 2019

	Direxion MSCI USA Cyclicals Over Defensives ETF[1]	Direxion MSCI USA Defensives Over Cyclicals ETF[1]	Direxion Russell 1000® Growth Over Value ETF[1]	Direxion Russell 1000® Value Over Growth ETF[1]
Investment Income:
Dividend income	$223,424	$265,591	$188,539	$386,458
Interest income	17,445	15,133	20,466	18,567
Securities lending income	123	623	2	1
Total investment income	240,992	281,347	209,007	405,026
Expenses:
Investment advisory fees (Note 6)	55,335	44,213	79,381	75,501
Interest expense	8,607	—	7,772	1,155
Offering fees	6,852	6,852	2,503	2,503
Professional fees	5,442	5,345	5,891	5,811
Fund servicing fees	4,061	3,708	5,688	5,398
Operating services fees (Note 6)	3,455	2,409	4,876	4,676
Licensing fees	—	—	5,046	4,762
Pricing fees	2,676	2,676	2,676	2,676
Exchange listing fees	2,503	2,503	2,503	2,503
Management service fees (Note 6)	1,771	1,595	2,582	2,436
Reports to shareholders	1,148	1,034	1,672	1,579
Trustees' fees and expenses	286	257	418	395
Insurance fees	171	154	249	235
Other	3,063	2,758	426	402
Total Expenses	95,370	73,504	121,683	110,032
Less: Reimbursement of expenses from Adviser (Note 6)	(24,511)	(23,764)	(24,608)	(23,938)
Net Expenses	70,859	49,740	97,075	86,094
Net investment income	170,133	231,607	111,932	318,932
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	3,577	26,917	91,117	—
In-kind redemptions	423,289	—	373,922	318,608
Swap contracts	(272,834)	(1,237,214)	(806,535)	(1,457,993)
Net realized gain (loss)	154,032	(1,210,297)	(341,496)	(1,139,385)
Net increase from payments by affiliates (Note 6)	—	22,766	—	—
Change in net unrealized appreciation on:
Investment securities	2,238,899	1,033,891	3,302,909	2,049,594
Swap contracts	1,096,268	560,595	1,527,172	965,408
Change in net unrealized appreciation	3,335,167	1,594,486	4,830,081	3,015,002
Net realized and unrealized gain	3,489,199	406,955	4,488,585	1,875,617
Net increase in net assets resulting from operations	$3,659,332	$638,562	$4,600,517	$2,194,549

1  Represents the period from January 16, 2019 (commencement of operations) to October 31, 2019.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
73

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Russell Large Over Small Cap ETF[1]	Direxion Russell Small Over Large Cap ETF[1]	PortfolioPlus Developed Markets ETF	PortfolioPlus Emerging Markets ETF
Investment Income:
Dividend income	$203,898	$141,956	$225,927	$528,628
Interest income	13,911	15,486	20,258	4,937
Securities lending income	268	5,250	302	70,955
Total investment income	218,077	162,692	246,487	604,520
Expenses:
Investment advisory fees (Note 6)	48,720	47,292	41,145	40,330
Interest expense	6,017	—	126	1,729
Professional fees	5,413	5,389	7,788	7,760
Fund servicing fees	3,955	3,869	4,841	4,465
Licensing fees	3,358	3,276	2,599	2,546
Operating services fees (Note 6)	2,732	2,636	261	267
Pricing fees	2,676	2,676	3,922	3,922
Offering fees	2,503	2,503	—	—
Exchange listing fees	2,503	2,503	3,274	3,274
Management service fees (Note 6)	1,718	1,676	2,211	2,161
Reports to shareholders	1,114	1,086	1,485	1,451
Trustees' fees and expenses	278	271	348	341
Insurance fees	166	162	221	216
Excise tax	—	—	6,117	—
Other	284	277	379	370
Total Expenses	81,437	73,616	74,717	68,832
Less: Reimbursement of expenses from Adviser (Note 6)	(20,611)	(20,412)	(59,109)	(56,768)
Less: Investment advisory fees waived (Note 6)	—	—	(4,572)	(4,481)
Net Expenses	60,826	53,204	11,036	7,583
Net investment income	157,251	109,488	235,451	596,937
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	—	9,632	(2,151,690)	(2,759,579)
In-kind redemptions	154,084	125,639	—	105,008
Swap contracts	(406,373)	(116,564)	(321,895)	(320,248)
Net realized gain (loss)	(252,289)	18,707	(2,473,585)	(2,974,819)
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,941,349	958,910	2,665,772	4,009,894
Swap contracts	1,092,269	(419,502)	535,634	730,608
Change in net unrealized appreciation	3,033,618	539,408	3,201,406	4,740,502
Net realized and unrealized gain	2,781,329	558,115	727,821	1,765,683
Net increase in net assets resulting from operations	$2,938,580	$667,603	$963,272	$2,362,620

1  Represents the period from January 16, 2019 (commencement of operations) to October 31, 2019.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
74

Statements of Operations

For the Year Ended October 31, 2019

	PortfolioPlus S&P 500® ETF	PortfolioPlus S&P® Mid Cap ETF	PortfolioPlus S&P® Small Cap ETF
Investment Income:
Dividend income	$1,024,699	$160,819	$97,792
Interest income	13,188	9,889	7,024
Securities lending income	—	—	107
Total investment income	1,037,887	170,708	104,923
Expenses:
Investment advisory fees (Note 6)	188,094	46,183	31,434
Fund servicing fees	17,145	4,988	3,023
Licensing fees	15,238	6,818	9,504
Professional fees	11,379	7,938	7,203
Management service fees (Note 6)	8,605	2,481	1,171
Reports to shareholders	5,770	1,665	776
Pricing fees	3,929	3,922	3,929
Exchange listing fees	3,274	3,274	3,274
Interest expense	1,991	1,795	63
Operating services fees (Note 6)	1,647	467	1,207
Trustees' fees and expenses	1,364	386	188
Excise tax	1,326	—	—
Insurance fees	858	248	116
Other	1,471	425	199
Total Expenses	262,091	80,590	62,087
Less: Reimbursement of expenses from Adviser (Note 6)	(153,838)	(58,845)	(37,136)
Less: Investment advisory fees waived (Note 6)	(62,699)	(15,394)	(10,478)
Net Expenses	45,554	6,351	14,473
Net investment income	992,333	164,357	90,450
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	4,359,383	(303,018)	(151,712)
In-kind redemptions	241,038	—	—
Swap contracts	528,043	(208,869)	(70,691)
Net realized gain (loss)	5,128,464	(511,887)	(222,403)
Change in net unrealized appreciation (depreciation) on:
Investment securities	(820,914)	831,562	211,090
Swap contracts	685,222	196,819	72,845
Change in net unrealized appreciation (depreciation)	(135,692)	1,028,381	283,935
Net realized and unrealized gain	4,992,772	516,494	61,532
Net increase in net assets resulting from operations	$5,985,105	$680,851	$151,982

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
75

Statements of Changes in Net Assets

	Direxion All Cap Insider Sentiment Shares		Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$3,262,435	$3,999,383	$638,694	$355,583
Net realized gain (loss)	(14,985,032)	19,209,607	(2,125,481)	1,222,931
Change in net unrealized appreciation (depreciation)	15,605,869	(19,577,632)	702,785	(567,844)
Net increase (decrease) in net assets resulting from operations	3,883,272	3,631,358	(784,002)	1,010,670
Distributions to shareholders:
Net distributions to shareholders	(3,420,615)	(24,202,420)	(1,191,152)	(306,471)
Total distributions	(3,420,615)	(24,202,420)	(1,191,152)	(306,471)
Capital share transactions:
Proceeds from shares sold	5,925,837	232,432,581	3,549,956	48,695,469
Cost of shares redeemed	(102,167,540)	(235,980,061)	(12,065,167)	(8,469,823)
Transaction fees (Note 4)	—	—	2,768	6,564
Net increase (decrease) in net assets resulting from capital transactions	(96,241,703)	(3,547,480)	(8,512,443)	40,232,210
Total increase (decrease) in net assets	(95,779,046)	(24,118,542)	(10,487,597)	40,936,409
Net assets:
Beginning of year	204,008,205	228,126,747	52,847,368	11,910,959
End of year	$108,229,159	$204,008,205	$42,359,771	$52,847,368
Changes in shares outstanding
Shares outstanding, beginning of year	5,400,218	5,500,218	2,150,001	500,001
Shares sold	150,000	5,550,000	150,000	2,000,000
Shares repurchased	(2,700,000)	(5,650,000)	(500,000)	(350,000)
Shares outstanding, end of year	2,850,218	5,400,218	1,800,001	2,150,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
76

Statements of Changes in Net Assets

	Direxion NASDAQ-100® Equal Weighted Index Shares		Direxion Zacks MLP High Income Index Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$1,672,513	$1,132,492	$373,146	$93,708
Net realized gain (loss)	15,546,552	7,403,765	(3,108,260)	(2,690,637)
Change in net unrealized appreciation (depreciation)	13,472,644	(5,127,653)	(159,149)	1,106,587
Net increase (decrease) in net assets resulting from operations	30,691,709	3,408,604	(2,894,263)	(1,490,342)
Distributions to shareholders:
Net distributions to shareholders	(1,593,524)	(1,143,088)	—	—
Return of capital	—	—	(6,180,000)	(5,900,000)
Total distributions	(1,593,524)	(1,143,088)	(6,180,000)	(5,900,000)
Capital share transactions:
Proceeds from shares sold	94,484,334	58,833,323	20,380,497	14,017,304
Cost of shares redeemed	(87,594,219)	(26,085,810)	(13,696,604)	(18,297,167)
Net increase (decrease) in net assets resulting from capital transactions	6,890,115	32,747,513	6,683,893	(4,279,863)
Total increase (decrease) in net assets	35,988,300	35,013,029	(2,390,370)	(11,670,205)
Net assets:
Beginning of year	179,574,266	144,561,237	52,110,328	63,780,533
End of year	$215,562,566	$179,574,266	$49,719,958	$52,110,328
Changes in shares outstanding
Shares outstanding, beginning of year	4,150,002	3,450,002	3,650,000	3,950,000
Shares sold	2,000,000	1,300,000	1,500,000	850,000
Shares repurchased	(1,950,000)	(600,000)	(1,050,000)	(1,150,000)
Shares outstanding, end of year	4,200,002	4,150,002	4,100,000	3,650,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
77

Statements of Changes in Net Assets

	Direxion FTSE Russell International Over US ETF	Direxion FTSE Russell US Over International ETF
	For the Period January 16, 2019[1] through October 31, 2019	For the Period January 16, 2019[1] through October 31, 2019
Operations:
Net investment income	$263,255	$143,595
Net realized gain	53,540	370,485
Change in net unrealized appreciation	769,013	2,292,851
Net increase in net assets resulting from operations	1,085,808	2,806,931
Distributions to shareholders:
Net distributions to shareholders	(194,833)	(108,470)
Total distributions	(194,833)	(108,470)
Capital share transactions:
Proceeds from shares sold	15,005,958	17,800,632
Cost of shares redeemed	(1,331,268)	(5,529,492)
Transaction fees (Note 4)	517	2,751
Net increase in net assets resulting from capital transactions	13,675,207	12,273,891
Total increase in net assets	14,566,182	14,972,352
Net assets:
Beginning of period	—	—
End of period	$14,566,182	$14,972,352
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	300,001	350,001
Shares repurchased	(25,000)	(100,000)
Shares outstanding, end of period	275,001	250,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
78

Statements of Changes in Net Assets

	Direxion MSCI Developed Over Emerging Markets ETF	Direxion MSCI Emerging Over Developed Markets ETF
	For the Period January 16, 2019[1] through October 31, 2019	For the Period January 16, 2019[1] through October 31, 2019
Operations:
Net investment income	$231,598	$91,613
Net realized loss	(272,571)	(51,589)
Change in net unrealized appreciation	2,219,974	143,818
Net increase in net assets resulting from operations	2,179,001	183,842
Distributions to shareholders:
Net distributions to shareholders	(237,897)	(97,912)
Return of capital	(21,569)	(17,311)
Total distributions	(259,466)	(115,223)
Capital share transactions:
Proceeds from shares sold	13,750,050	13,750,050
Cost of shares redeemed	—	—
Net increase in net assets resulting from capital transactions	13,750,050	13,750,050
Total increase in net assets	15,669,585	13,818,669
Net assets:
Beginning of period	—	—
End of period	$15,669,585	$13,818,669
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	275,001	275,001
Shares repurchased	—	—
Shares outstanding, end of period	275,001	275,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
79

Statements of Changes in Net Assets

	Direxion MSCI USA Cyclicals Over Defensives ETF	Direxion MSCI USA Defensives Over Cyclicals ETF
	For the Period January 16, 2019[1] through October 31, 2019	For the Period January 16, 2019[1] through October 31, 2019
Operations:
Net investment income	$170,133	$231,607
Net realized gain (loss)	154,032	(1,210,297)
Net increase from payments by affiliates	—	22,766
Change in net unrealized appreciation	3,335,167	1,594,486
Net increase in net assets resulting from operations	3,659,332	638,562
Distributions to shareholders:
Net distributions to shareholders	(154,901)	(219,844)
Total distributions	(154,901)	(219,844)
Capital share transactions:
Proceeds from shares sold	23,028,785	13,750,050
Cost of shares redeemed	(3,020,671)	—
Transaction fees (Note 4)	2,460	—
Net increase in net assets resulting from capital transactions	20,010,574	13,750,050
Total increase in net assets	23,515,005	14,168,768
Net assets:
Beginning of period	—	—
End of period	$23,515,005	$14,168,768
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	425,001	275,001
Shares repurchased	(50,000)	—
Shares outstanding, end of period	375,001	275,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
80

Statements of Changes in Net Assets

	Direxion Russell 1000® Growth Over Value ETF	Direxion Russell 1000® Value Over Growth ETF
	For the Period January 16, 2019[1] through October 31, 2019	For the Period January 16, 2019[1] through October 31, 2019
Operations:
Net investment income	$111,932	$318,932
Net realized loss	(341,496)	(1,139,385)
Change in net unrealized appreciation	4,830,081	3,015,002
Net increase in net assets resulting from operations	4,600,517	2,194,549
Distributions to shareholders:
Net distributions to shareholders	(84,942)	(184,680)
Total distributions	(84,942)	(184,680)
Capital share transactions:
Proceeds from shares sold	31,872,358	34,942,770
Cost of shares redeemed	(7,159,961)	(5,273,047)
Transaction fees (Note 4)	8,485	7,276
Net increase in net assets resulting from capital transactions	24,720,882	29,676,999
Total increase in net assets	29,236,457	31,686,868
Net assets:
Beginning of period	—	—
End of period	$29,236,457	$31,686,868
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	600,001	675,001
Shares repurchased	(125,000)	(100,000)
Shares outstanding, end of period	475,001	575,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
81

Statements of Changes in Net Assets

	Direxion Russell Large Over Small Cap ETF	Direxion Russell Small Over Large Cap ETF
	For the Period January 16, 2019[1] through October 31, 2019	For the Period January 16, 2019[1] through October 31, 2019
Operations:
Net investment income	$157,251	$109,488
Net realized gain (loss)	(252,289)	18,707
Change in net unrealized appreciation	3,033,618	539,408
Net increase in net assets resulting from operations	2,938,580	667,603
Distributions to shareholders:
Net distributions to shareholders	(118,234)	(72,921)
Total distributions	(118,234)	(72,921)
Capital share transactions:
Proceeds from shares sold	13,750,050	16,312,437
Cost of shares redeemed	(1,470,894)	(2,566,701)
Transaction fees (Note 4)	294	1,025
Net increase in net assets resulting from capital transactions	12,279,450	13,746,761
Total increase in net assets	15,099,796	14,341,443
Net assets:
Beginning of period	—	—
End of period	$15,099,796	$14,341,443
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	275,001	325,001
Shares repurchased	(25,000)	(50,000)
Shares outstanding, end of period	250,001	275,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
82

Statements of Changes in Net Assets

	PortfolioPlus Developed Markets ETF		PortfolioPlus Emerging Markets ETF
	Year Ended October 31, 2019	For the Period February 15, 2018[1] through October 31, 2018	Year Ended October 31, 2019	For the Period February 15, 2018[1] through October 31, 2018
Operations:
Net investment income	$235,451	$476,432	$596,937	$56,182
Net realized loss	(2,473,585)	(588,988)	(2,974,819)	(1,045,736)
Change in net unrealized appreciation (depreciation)	3,201,406	(3,126,315)	4,740,502	(4,656,995)
Net increase (decrease) in net assets resulting from operations	963,272	(3,238,871)	2,362,620	(5,646,549)
Distributions to shareholders:
Net distributions to shareholders	(323,184)	(392,041)	(625,224)	(30,004)
Return of capital	—	—	(45)	—
Total distributions	(323,184)	(392,041)	(625,269)	(30,004)
Capital share transactions:
Proceeds from shares sold	—	25,000,025	—	26,065,190
Cost of shares redeemed	(20,854,470)	—	(19,847,146)	(1,206,581)
Net increase (decrease) in net assets resulting from capital transactions	(20,854,470)	25,000,025	(19,847,146)	24,858,609
Total increase (decrease) in net assets	(20,214,382)	21,369,113	(18,109,795)	19,182,056
Net assets:
Beginning of year/period	21,369,113	—	19,182,056	—
End of year/period	$1,154,731	$21,369,113	$1,072,261	$19,182,056
Changes in shares outstanding
Shares outstanding, beginning of year/period	1,000,001	—	1,000,001	—
Shares sold	—	1,000,001	—	1,050,001
Shares repurchased	(950,000)	—	(950,000)	(50,000)
Shares outstanding, end of year/period	50,001	1,000,001	50,001	1,000,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
83

Statements of Changes in Net Assets

	PortfolioPlus S&P 500® ETF		PortfolioPlus S&P® Mid Cap ETF
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	For the Period February 15, 2018[1] through October 31, 2018
Operations:
Net investment income	$992,333	$1,417,085	$164,357	$321,051
Net realized gain (loss)	5,128,464	2,451,559	(511,887)	(129,219)
Change in net unrealized appreciation (depreciation)	(135,692)	1,606,540	1,028,381	(873,465)
Net increase (decrease) in net assets resulting from operations	5,985,105	5,475,184	680,851	(681,633)
Distributions to shareholders:
Net distributions to shareholders	(1,263,890)	(1,878,554)	(272,147)	(212,200)
Total distributions	(1,263,890)	(1,878,554)	(272,147)	(212,200)
Capital share transactions:
Proceeds from shares sold	5,943,839	42,434,428	—	25,000,025
Cost of shares redeemed	(62,213,888)	(36,629,645)	(23,250,261)	—
Net increase (decrease) in net assets resulting from capital transactions	(56,270,049)	5,804,783	(23,250,261)	25,000,025
Total increase (decrease) in net assets	(51,548,834)	9,401,413	(22,841,557)	24,106,192
Net assets:
Beginning of year/period	76,461,284	67,059,871	24,106,192	—
End of year/period	$24,912,450	$76,461,284	$1,264,635	$24,106,192
Changes in shares outstanding
Shares outstanding, beginning of year/period	2,100,000	1,950,000	1,000,001	—
Shares sold	150,000	1,150,000	—	1,000,001
Shares repurchased	(1,650,000)	(1,000,000)	(950,000)	—
Shares outstanding, end of year/period	600,000	2,100,000	50,001	1,000,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
84

Statements of Changes in Net Assets

	PortfolioPlus S&P® Small Cap ETF
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$90,450	$101,762
Net realized gain (loss)	(222,403)	552,573
Change in net unrealized appreciation (depreciation)	283,935	(625,993)
Net increase in net assets resulting from operations	151,982	28,342
Distributions to shareholders:
Net distributions to shareholders	(106,826)	(205,530)
Total distributions	(106,826)	(205,530)
Capital share transactions:
Proceeds from shares sold	—	15,911,243
Cost of shares redeemed	—	(15,520,320)
Net increase in net assets resulting from capital transactions	—	390,923
Total increase in net assets	45,156	213,735
Net assets:
Beginning of year	7,188,422	6,974,687
End of year	$7,233,578	$7,188,422
Changes in shares outstanding
Shares outstanding, beginning of year	200,000	200,000
Shares sold	—	400,000
Shares repurchased	—	(400,000)
Shares outstanding, end of year	200,000	200,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
85

Financial Highlights

October 31, 2019

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion All Cap Insider Sentiment Shares
For the Year Ended October 31, 2019	$37.78	$0.85	$0.85	$0.25	$1.10	$(0.91)	$—	$—	$(0.91)	$37.97	3.00%	$108,229	0.59%	0.66%	2.23%	0.59%	0.66%	2.23%	907%
For the Year Ended October 31, 2018	$41.48	0.72	0.76	(0.05)	0.67	(0.79)	(3.58)	—	(4.37)	$37.78	1.04%	$204,008	0.67%	0.76%	1.74%	0.59%	0.68%	1.82%	919%
For the Year Ended October 31, 2017	$36.93	0.51	0.51	6.01	6.52	(0.48)	(1.49)	—	(1.97)	$41.48	18.07%	$228,127	0.64%	0.74%	1.30%	0.64%	0.74%	1.30%	932%
For the Year Ended October 31, 2016	$35.47	0.60	0.60	1.40	2.00	(0.54)	—	—	(0.54)	$36.93	5.66%	$173,551	0.65%	0.77%	1.66%	0.65%	0.77%	1.66%	890%
For the Year Ended October 31, 2015	$33.36	0.34	0.34	2.05	2.39	(0.28)	—	—	(0.28)	$35.47	7.16%	$134,797	0.65%	0.78%	0.97%	0.65%	0.78%	0.97%	827%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)
For the Year Ended October 31, 2019	$24.58	0.35	0.35	(0.77)	(0.42)	(0.63)	—	—	(0.63)	$23.53	(1.72)%	$42,360	0.70%	0.79%	1.47%	0.70%	0.79%	1.47%	0%
For the Year Ended October 31, 2018	$23.82	0.20	0.20	0.72	0.92	(0.16)	—	—	(0.16)	$24.58	3.84%	$52,847	0.70%	0.84%	0.80%	0.70%	0.84%	0.80%	0%
For the Period March 30, 2017[8] through October 31, 2017	$25.00	0.01	0.01	(1.19)	(1.18)	—	—	—	—	$23.82	(4.72)%	$11,911	0.70%	1.35%	0.07%	0.70%	1.35%	0.07%	0%
Direxion NASDAQ-100® Equal Weighted Index Shares
For the Year Ended October 31, 2019	$43.27	0.39	0.39	8.04	8.43	(0.38)	—	—	(0.38)	$51.32	19.59%	$215,563	0.35%	0.44%	0.82%	0.35%	0.44%	0.82%	28%
For the Year Ended October 31, 2018	$41.90	0.31	0.31	1.37	1.68	(0.31)	—	—	(0.31)	$43.27	3.98%	$179,574	0.35%	0.49%	0.68%	0.35%	0.49%	0.68%	27%
For the Year Ended October 31, 2017	$33.44	0.28	0.28	8.44	8.72	(0.26)	—	—	(0.26)	$41.90	26.16%	$144,561	0.35%	0.52%	0.73%	0.35%	0.52%	0.73%	31%
For the Year Ended October 31, 2016	$32.60	0.35	0.35	0.83	1.18	(0.34)	—	—	(0.34)	$33.44	3.68%	$83,589	0.35%	0.55%	1.11%	0.35%	0.55%	1.11%	35%
For the Year Ended October 31, 2015	$30.69	0.30	0.30	1.90	2.20	(0.29)	—	—	(0.29)	$32.60	7.16%	$84,744	0.35%	0.52%	0.91%	0.35%	0.52%	0.91%	50%
Direxion Zacks MLP High Income Index Shares
For the Year Ended October 31, 2019	$14.28	0.12	0.12	(0.67)	(0.55)	—	—	(1.60)	(1.60)	$12.13	(3.94)%	$49,720	0.65%[9]	0.72%	0.88%	0.65%	0.72%	0.88%	120%
For the Year Ended October 31, 2018	$16.15	0.03	0.01	(0.30)	(0.27)	—	—	(1.60)	(1.60)	$14.28	(1.74)%	$52,110	0.65%[9]	0.76%	(0.08)%	0.65%	0.76%	(0.08)%	115%
For the Year Ended October 31, 2017	$18.04	0.12	0.02	(0.41)	(0.29)	—	—	(1.60)	(1.60)	$16.15	(1.90)%	$63,781	0.65%[9]	0.94%	0.13%	0.65%	0.94%	0.13%	86%
For the Year Ended October 31, 2016	$23.28	0.05	(0.05)	(3.69)	(3.64)	—	—	(1.60)	(1.60)	$18.04	(15.11)%	$64,039	0.65%[9]	0.99%	(0.27)%	0.65%	0.99%	(0.27)%	151%
For the Year Ended October 31, 2015	$40.24	(0.02)	0.02	(14.03)	(14.05)	—	—	(2.91)	(2.91)	$23.28	(36.20)%	$74,496	0.65%[9]	0.89%	0.07%	0.65%	0.89%	0.07%	171%
Direxion FTSE Russell International Over US ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.93	0.93	2.75	3.68	(0.71)	—	—	(0.71)	$52.97	7.38%	$14,566	0.45%	0.63%	2.29%	0.45%	0.63%	2.29%	5%
Direxion FTSE Russell US Over International ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.53	0.56	9.79	10.32	(0.43)	—	—	(0.43)	$59.89	20.69%	$14,972	0.52%	0.69%	1.19%	0.45%	0.62%	1.26%	0%
Direxion MSCI Developed Over Emerging Markets ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.84	0.85	7.08	7.92	(0.86)	—	(0.08)	(0.94)	$56.98	15.94%	$15,670	0.48%	0.69%	1.98%	0.45%	0.66%	2.01%	0%
Direxion MSCI Emerging Over Developed Markets ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.33	0.33	0.34	0.67	(0.36)	—	(0.06)	(0.42)	$50.25	1.33%	$13,819	0.45%	0.67%	0.83%	0.45%	0.67%	0.83%	2%
Direxion MSCI USA Cyclicals Over Defensives ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.57	0.60	12.65	13.22	(0.51)	—	—	(0.51)	$62.71	26.51%	$23,515	0.51%	0.69%	1.23%	0.45%	0.63%	1.29%	2%
Direxion MSCI USA Defensives Over Cyclicals ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.84	0.84	1.48	2.32	(0.80)	—	—	(0.80)	$51.52	4.64%[10]	$14,169	0.45%	0.66%	2.10%	0.45%	0.66%	2.10%	6%
Direxion Russell 1000® Growth Over Value ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.26	0.28	11.48	11.74	(0.19)	—	—	(0.19)	$61.55	23.50%	$29,236	0.49%	0.61%	0.56%	0.45%	0.57%	0.60%	13%
Direxion Russell 1000® Value Over Growth ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.71	0.71	4.81	5.52	(0.41)	—	—	(0.41)	$55.11	11.06%	$31,687	0.46%	0.59%	1.69%	0.45%	0.58%	1.70%	0%
Direxion Russell Large Over Small Cap ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.58	0.60	10.25	10.83	(0.43)	—	—	(0.43)	$60.40	21.70%	$15,100	0.50%	0.67%	1.29%	0.45%	0.62%	1.34%	0%
Direxion Russell Small Over Large Cap ETF
For the Period January 16, 2019[8] through October 31, 2019	$50.00	0.38	0.38	2.01	2.39	(0.24)	—	—	(0.24)	$52.15	4.80%	$14,341	0.45%	0.62%	0.93%	0.45%	0.62%	0.93%	4%
PortfolioPlus Developed Markets ETF
For the Year Ended October 31, 2019	$21.37	0.56	0.57	1.98	2.54	(0.82)	—	—	(0.82)	$23.09	12.13%	$1,155	0.12%	0.82%	2.57%	0.05%[11]	0.75%	2.64%	33%
For the Period February 15, 2018[8] through October 31, 2018	$25.00	0.48	0.48	(3.72)	(3.24)	(0.39)	—	—	(0.39)	$21.37	(13.13)%	$21,369	0.00%[12]	0.72%	2.77%	0.00%[13]	0.72%	2.77%	22%
The accompanying notes are an integral part of these financial statements.

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Financial Highlights

October 31, 2019

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) After Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) After Expense Reimbursement[2]	Portfolio Turnover Rate[7]
PortfolioPlus Emerging Markets ETF
For the Year Ended October 31, 2019	$19.18	$1.37	$1.37	$1.95	$3.32	$(1.06)	$—	$(0.00)[12]	$(1.06)	$21.44	17.95%	$1,072	0.09%	0.77%	6.66%	0.07%[11]	0.75%	6.68%	33%
For the Period February 15, 2018[8] through October 31, 2018	$25.00	0.06	0.06	(5.85)	(5.79)	(0.03)	—	—	(0.03)	$19.18	(23.17)%	$19,182	0.00%[12]	0.74%	0.37%	0.00%[13]	0.74%	0.37%	22%
PortfolioPlus S&P 500® ETF
For the Year Ended October 31, 2019	$36.41	0.88	0.89	5.39	6.27	(1.16)	—	—	(1.16)	$41.52	17.66%	$24,912	0.11%	0.63%	2.37%	0.10%[11]	0.62%	2.38%	28%
For the Year Ended October 31, 2018	$34.39	0.67	0.68	2.24	2.91	(0.64)	(0.25)	—	(0.89)	$36.41	8.36%	$76,461	0.04%	0.67%	1.80%	0.00%[13]	0.63%	1.84%	30%
For the Year Ended October 31, 2017	$26.76	0.83	0.83	7.03	7.86	(0.23)	—	—	(0.23)	$34.39	29.43%	$67,060	0.22%	0.81%	2.61%	0.22%	0.81%	2.61%	92%
For the Year Ended October 31, 2016	$26.46	0.51	0.52	0.70	1.21	(0.89)	—	(0.02)	(0.91)	$26.76	4.74%	$6,690	0.39%	1.16%	1.97%	0.35%	1.12%	2.01%	50%
For the Period January 7, 2015[8] through October 31, 2015	$25.00	0.20	0.20	1.36	1.56	(0.10)	—	—	(0.10)	$26.46	6.23%	$1,323	0.43%	2.34%	0.91%	0.43%	2.34%	0.91%	0%
PortfolioPlus S&P® Mid Cap ETF
For the Year Ended October 31, 2019	$24.11	0.39	0.39	1.93	2.32	(1.14)	—	—	(1.14)	$25.29	9.98%	$1,265	0.06%	0.78%	1.60%	0.04%[11]	0.76%	1.62%	39%
For the Period February 15, 2018[8] through October 31, 2018	$25.00	0.32	0.32	(1.00)	(0.68)	(0.21)	—	—	(0.21)	$24.11	(2.81)%	$24,106	0.01%	0.73%	1.73%	0.00%[13]	0.72%	1.74%	18%
PortfolioPlus S&P® Small Cap ETF
For the Year Ended October 31, 2019	$35.94	0.45	0.45	0.31	0.76	(0.53)	—	—	(0.53)	$36.17	2.34%	$7,234	0.21%	0.89%	1.30%	0.21%[11]	0.89%	1.30%	17%
For the Year Ended October 31, 2018	$34.87	0.50	0.52	1.46	1.96	(0.41)	(0.48)	—	(0.89)	$35.94	5.37%	$7,188	0.06%	1.06%	1.30%	0.00%[13]	1.00%	1.36%	235%
For the Year Ended October 31, 2017	$26.05	0.28	0.28	8.82	9.10	(0.28)	—	—	(0.28)	$34.87	35.01%	$6,975	0.21%	1.44%	0.89%	0.20%	1.43%	0.90%	300%
For the Year Ended October 31, 2016	$25.17	0.27	0.27	0.79	1.06	(0.18)	—	—	(0.18)	$26.05	4.23%	$5,211	0.35%	2.28%	1.08%	0.35%	2.28%	1.08%	35%
For the Period January 7, 2015[8] through October 31, 2015	$25.00	0.10	0.10	0.07	0.17	—	—	—	—	$25.17	0.68%	$1,259	0.43%	4.38%	0.46%	0.43%	4.38%	0.46%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

9  This ratio excludes current and deferred tax benefits/expenses for all components of the Statement of Operations. Had these amounts been included, the ratio for the years ended October 31, 2015, October 31, 2016, October 31, 2017, October 31, 2018 and October 31, 2019 would be 0.39%, 2.41%, 0.13%, 0.41% and 0.81%, respectively.

10  The Fund's total return includes voluntary reimbursement by the Adviser for a realized loss on a trading error. Had this reimbursement not been made to the Fund, total return would have been 0.16% lower.

11  This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver of expenses, these ratios would have been 0.45% for the PortfolioPlus Developed Markets ETF, 0.45% for the PortfolioPlus Emerging Markets ETF, 0.32% for the PortfolioPlus S&P 500® ETF, 0.38% for the PortfolioPlus S&P® Mid Cap ETF and 0.35% for the PortfolioPlus S&P® Small Cap ETF.

12  Less than 0.005%.

13  This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver of expenses, these ratios would have been 0.45% for the PortfolioPlus Developed Markets ETF, 0.45% for the PortfolioPlus Emerging Markets ETF, 0.30% for the PortfolioPlus S&P 500® ETF, 0.38% for the PortfolioPlus S&P® Mid Cap ETF and 0.33% for the PortfolioPlus S&P® Small Cap ETF.

The accompanying notes are an integral part of these financial statements.

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Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2019

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 90 separate series (each, a "Fund" and together the "Funds"). Nineteen of these Funds are included in this report:

Strategic Weight ETFs	PortfolioPlus ETFs
Direxion All Cap Insider Sentiment Shares	PortfolioPlus Developed Markets ETF
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	PortfolioPlus Emerging Markets ETF
Direxion NASDAQ-100® Equal Weighted Index Shares	PortfolioPlus S&P 500® ETF
Direxion Zacks MLP High Income Index Shares	PortfolioPlus S&P® Mid Cap ETF
PortfolioPlus S&P® Small Cap ETF
Relative Weight ETFs
Direxion FTSE Russell International Over US ETF
Direxion FTSE Russell US Over International ETF
Direxion MSCI Developed Over Emerging Markets ETF
Direxion MSCI Emerging Over Developed Markets ETF
Direxion MSCI USA Cyclicals Over Defensives ETF*
Direxion MSCI USA Defensives Over Cyclicals ETF*
Direxion Russell 1000® Growth Over Value ETF
Direxion Russell 1000® Value Over Growth ETF
Direxion Russell Large Over Small Cap ETF
Direxion Russell Small Over Large Cap ETF

*  Effective June 28, 2019, the Direxion MSCI Cyclicals Over Defensives ETF and Direxion MSCI Defensives Over Cyclicals ETF changed their names to Direxion MSCI USA Cyclicals Over Defensives ETF and Direxion MSCI USA Defensives Over Cyclicals ETF, respectively.

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC ("Rafferty") serves as investment adviser to the Thematic Weight ETFs and Direxion Advisors LLC, a wholly-owned subsidiary of Rafferty, serves as investment adviser to the PortfolioPlus ETFs (the "Adviser"). Each Adviser has registered as a commodity pool operator ("CPO") and the Funds, with the exception of Direxion All Cap Insider Sentiment Shares, Direxion NASDAQ-100® Equal Weighted Index Shares and Direxion Zacks MLP High Income Index Shares, are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, each Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) is managed to track the performance of the Auspice Broad Commodity Index. The Auspice Broad Commodity Index is a long/flat commodities index. A long/flat approach allows the Fund to attempt to take advantage of higher commodity prices, and at the same time shift into a cash position of an individual commodity that shows a downward trend in price. The Fund primarily invests in commodity and financial futures contracts directly and/or indirectly through its wholly-owned subsidiary, Direxion BCS Fund Ltd. ("BCS Fund"), in order to track the returns of the Auspice Broad Commodity Index within the limitation of the U.S. federal tax requirements applicable to regulated investment companies.

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Each Thematic Weight ETF seeks investment results, before fees and expenses, that track the performance of the underlying index as listed below:

Funds	Index or Benchmark
Direxion All Cap Insider Sentiment Shares	Sabrient Multi-Cap Insider/Analyst Quant-Weighted Index
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Auspice Broad Commodity Index
Direxion NASDAQ-100® Equal Weighted Index Shares	NASDAQ-100® Equal Weighted Index
Direxion Zacks MLP High Income Index Shares	Zacks MLP High Income Index
Direxion FTSE Russell International Over US ETF	FTSE All-World ex US/Russell 1000® 150/50 Net Spread Index
Direxion FTSE Russell US Over International ETF	Russell 1000®/FTSE All-World ex US 150/50 Net Spread Index
Direxion MSCI Developed Over Emerging Markets ETF	MSCI EAFE IMI – Emerging Markets IMI 150/50 Return Spread Index
Direxion MSCI Emerging Over Developed Markets ETF	MSCI Emerging Markets IMI – EAFE IMI 150/50 Return Spread Index
Direxion MSCI USA Cyclicals Over Defensives ETF	MSCI USA Cyclical Sectors – USA Defensive Sectors 150/50 Return Spread Index
Direxion MSCI USA Defensives Over Cyclicals ETF	MSCI USA Defensive Sectors – USA Cyclical Sectors 150/50 Return Spread Index
Direxion Russell 1000® Growth Over Value ETF	Russell 1000® Growth/Value 150/50 Net Spread Index
Direxion Russell 1000® Value Over Growth ETF	Russell 1000®Value/Growth 150/50 Net Spread Index
Direxion Russell Large Over Small Cap ETF	Russell 1000®/Russell 2000® 150/50 Net Spread Index
Direxion Russell Small Over Large Cap ETF	Russell 2000®/Russell 1000® 150/50 Net Spread Index

Each PortfolioPlus ETF seeks daily investment results, before fees and expenses, of 135% of the daily performance of the underlying index as listed below:

Funds	Index or Benchmark
PortfolioPlus Developed Markets ETF	FTSE Developed All Cap ex U.S. Index
PortfolioPlus Emerging Markets ETF	FTSE Emerging Index
PortfolioPlus S&P 500® ETF	S&P 500® Index
PortfolioPlus S&P® Mid Cap ETF	S&P Mid Cap 400® Index
PortfolioPlus S&P® Small Cap ETF	S&P Small Cap 600® Index

Prior to March 1, 2019, each PortfolioPlus ETF sought daily investment results, before fees and expenses, of 125% of the daily performance of each Fund's respective underlying index.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of October 31, 2019.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each

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day the NYSE is open for business. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities and swap contracts are fair valued as determined by the Rafferty under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides a valuation that in the judgment of the Rafferty does not represent fair value; or d) the Fund or Rafferty believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

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In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statement of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statement of Operations.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2019, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2019 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion FTSE Russell International Over US ETF	$621,964	$621,964	$—	$—	$951,411	$621,964	$329,447[1]	$—

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		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion FTSE Russell US Over International ETF	$929,972	$337,387	$592,585[1]	$—	$337,387	$337,387	$—	$—
Direxion MSCI Developed Over Emerging Markets ETF	758,948	—	570,000	188,948	—	—	—	—
Direxion MSCI Emerging Over Developed Markets ETF	221,728	221,728	—	—	649,662	221,728	427,934[1]	—
Direxion MSCI USA Cyclicals Over Defensives ETF	1,080,674	—	530,000	550,674	—	—	—	—
Direxion MSCI USA Defensives Over Cyclicals ETF	533,737	—	—	533,737	—	—	—	—
Direxion Russell 1000® Growth Over Value ETF	47,386	—	—	47,386	—	—	—	—
Direxion Russell 1000® Value Over Growth ETF	—	—	—	—	45,862	—	—	45,862
Direxion Russell Large Over Small Cap ETF	70,401	—	—	70,401	—	—	—	—
PortfolioPlus Developed Markets ETF	9,896	—	9,000	896	—	—	—	—
PortfolioPlus Emerging Markets ETF	5,206	—	—	5,206	—	—	—	—
PortfolioPlus S&P® Mid Cap ETF	6,024	—	4,000	2,024	—	—	—	—
PortfolioPlus S&P® Small Cap ETF	30,408	—	—	30,408	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

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Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion MSCI Developed Over Emerging Markets ETF	$58,574	$—	$—	$58,574	$—	$—	$—	$—
Direxion MSCI USA Cyclicals Over Defensives ETF	15,594	—	—	15,594	—	—	—	—
Direxion MSCI USA Defensives Over Cyclicals ETF	26,858	—	—	26,858	—	—	—	—
Direxion Russell 1000® Growth Over Value ETF	1,479,786	—	1,479,786[1]	—	—	—	—	—
Direxion Russell 1000® Value Over Growth ETF	1,011,270	—	1,011,270[1]	—	—	—	—	—
Direxion Russell Large Over Small Cap ETF	1,021,868	—	970,000	51,868	—	—	—	—
Direxion Russell Small Over Large Cap ETF	421,688	421,688	—	—	841,190	421,688	372,408	47,094
PortfolioPlus S&P 500® ETF	555,299	—	555,299[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts. The Direxion Auspice Broad Commodity Strategy ETF (Consolidated) was invested in futures contracts as of the period ended October 31, 2019.

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse

DIREXION ANNUAL REPORT
93

tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended October 31, 2019.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Basis for Consolidation – The Direxion Auspice Broad Commodity Strategy ETF may invest up to 25% of its total assets in the Direxion BCS Fund Ltd. ("BCS Fund"). The BCS Fund, which is organized under the laws of the Cayman Islands, is wholly-owned and controlled by the Direxion Auspice Broad Commodity Strategy ETF. The BCS Fund acts as an investment vehicle to facilitate entering into certain investments for the Direxion Auspice Broad Commodity Strategy ETF consistent with the Fund's investment objectives and policies specified in its prospectus and statement of additional information and within the limitation of the U.S. federal tax requirements applicable to regulated investment companies. As of October 31, 2019, the net assets of the Direxion Auspice Broad Commodity Strategy ETF were $42,359,771, of which $8,056,340, or approximately 19.0%, represented the Direxion Auspice Broad Commodity Strategy ETF's ownership of all issued shares and voting rights of the BCS Fund. All intercompany balances, revenues and expenses have been eliminated in consolidation.

h) Risks of Investing Commodity-Linked Derivatives – The Direxion Auspice Broad Commodity Strategy ETF, through its investments in the subsidiary, may hold commodity-linked derivatives. Commodity-linked derivatives provide exposure, which may include long and/or short exposure, to the investment returns of physical commodities that trade in the commodities markets without investing directly in physical commodities. The value of a commodity-linked derivative investment typically is based upon the price movements of a physical commodity (such as heating oil, precious metals, livestock, or agricultural products), a commodity futures contract or commodity index, or some other readily measurable economic variable. The value of commodity-linked derivative instruments may be affected by changes in overall market movements, volatility of the underlying benchmark, changes in interest rates, or factors affecting a particular industry or commodity, such as drought, floods, weather, livestock disease, embargoes, tariffs and international economic, political and regulatory developments. The value of commodity-linked derivatives will rise or fall in response to changes in the underlying commodity or related index. Investments in commodity-linked derivatives may be subject to greater volatility than non-derivative based investments. A highly liquid secondary market may not exist for certain commodity-linked derivatives, and there can be no assurance that one will develop. Commodity-linked derivatives were held during the period ended October 31, 2019.

i) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

j) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

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As of October 31, 2019, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

As of October 31, 2019, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion All Cap Insider Sentiment Shares	$7,791,435	$5,914,726	$2,141,326	$8,056,052
Direxion NASDAQ-100® Equal Weighted Index Shares	5,536,460	837,004	4,702,515	5,539,519
Direxion Zacks MLP High Income Index Shares	14,541,534	14,552,855	369,870	14,922,725
Direxion MSCI USA Cyclicals Over Defensives ETF	69,166	48,561	23,892	72,453
Direxion MSCI USA Defensives Over Cyclicals ETF	4,248	4,464	—	4,464
Direxion Russell Large Over Small Cap ETF	2,351,860	1	2,407,888	2,407,889
Direxion Russell Small Over Large Cap ETF	7,083,701	302	7,268,417	7,268,719

k) Federal Income Taxes – Each Fund, with the exception of the Direxion Zacks MLP High Income Index Shares, intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. Certain Funds paid this excise tax during the period ended October 31, 2019.

The Direxion Zacks MLP High Income Index Shares intends to invest primarily in Master Limited Partnerships ("MLPs"), which generally are treated as qualified publicly traded partnerships for U.S. Federal income tax purposes. As such, the Direxion Zacks MLP High Income Index Shares does not intend to qualify as a regulated investment company pursuant to Subchapter M of the Internal Revenue Code of 1986, but is taxed as a regular C-corporation. As a regular C-corporation, the Fund is obligated to pay U.S. Federal, state and local income tax on its taxable income. In addition, current tax laws prevent the Fund from qualifying as a regulated investment company due to the Fund's concentration in MLPs. The Tax Cuts and Jobs Act was signed into law on December 22, 2017. This legislation provides a reduction of the U.S. corporate tax rate from 35% to 21%. The Fund is currently using an estimated 23.88% tax rate for U.S. Federal, state and local tax, which is composed of a 21% marginal U.S. Federal tax rate and an assumed 2.88% rate attributable to state taxes. In addition, Zacks has revalued the deferred tax assets and liabilities using the reduced rate.

The Direxion Zacks MLP High Income Index Shares deferred tax expense is included in the Statement of Operations based on the component of income or gain (losses) to which the expenses relate. Deferred income taxes reflect the net tax effects of temporary differences between carrying amounts of assets and liabilities for financial reporting and the amounts used for income tax purposes. A valuation allowance is recognized if, based on the weight of available evidence, it is more likely than not that some portion or all of a deferred income tax asset will not be realized.

DIREXION ANNUAL REPORT
95

The Direxion Zacks MLP High Income Index Shares recognizes in the financial statements the impact of a tax position, if that position is more likely than not to be sustained on examination by the taxing authorities, based on the technical merits of the position. Tax benefits resulting from such a position are measured as the amount that has a greater than fifty percent likelihood on a cumulative basis to be sustained on examination.

l) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from investments in MLPs are generally comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. These estimates are assumptions based on the MLPs election to be taxed as partnership or as corporation. Distributions received from MLPs taxed as partnerships are assumed to be 100% return of capital while distributions received from MLPs taxed as corporations are assumed to be 100% income. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The Direxion Zacks MLP High Income Index Shares estimates the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the year ended October 31, 2019, the Fund has estimated approximately 92% of the distributions from MLPs to be return of capital.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets. Effective June 28, 2019, expenses are charged to the Funds daily. Expenses are computed based on each Fund's respective average daily net assets. For additional discussion on expenses, refer to Note 6.

m) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

n) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

o) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the period ended October 31, 2019 and year ended October 31, 2018 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Year/Period Ended October 31, 2019			Year/Period Ended October 31, 2018
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion All Cap Insider Sentiment Shares	$3,420,615	$—	$—	$24,202,420	$—	$—
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	1,191,152	—	—	306,471	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	1,593,524		—	1,143,088	—	—

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	Year/Period Ended October 31, 2019			Year/Period Ended October 31, 2018
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Zacks MLP High Income Index Shares	$—	$—	$6,180,000	$—	$—	$5,900,000
Direxion FTSE Russell International Over US ETF[2]	194,833	—	—	—	—	—
Direxion FTSE Russell US Over International ETF[2]	108,470	—	—	—	—	—
Direxion MSCI Developed Over Emerging Markets ETF[2]	237,897	—	21,569	—	—	—
Direxion MSCI Emerging Over Developed Markets ETF[2]	97,912	—	17,311	—	—	—
Direxion MSCI USA Cyclicals Over Defensives ETF[2]	154,901	—	—	—	—	—
Direxion MSCI USA Defensives Over Cyclicals ETF[2]	219,844		—	—	—	—
Direxion Russell 1000® Growth Over Value ETF[2]	84,942	—	—	—	—	—
Direxion Russell 1000® Value Over Growth ETF[2]	184,680	—	—	—	—	—
Direxion Russell Large Over Small Cap ETF[2]	118,234		—	—	—	—
Direxion Russell Small Over Large Cap ETF[2]	72,921	—	—	—	—	—
PortfolioPlus Developed Markets ETF[1]	323,184	—	—	392,041	—	—
PortfolioPlus Emerging Markets ETF[1]	625,224	—	45	30,004	—	—
PortfolioPlus S&P 500® ETF	1,263,890		—	1,878,554	—	—
PortfolioPlus S&P® Mid Cap ETF[1]	272,147	—	—	212,200	—	—
PortfolioPlus S&P® Small Cap ETF	106,826	—	—	205,530	—	—

1   Commenced operations on February 15, 2018.

2   Commenced operations on January 16, 2019.

At October 31, 2019, the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion All Cap Insider Sentiment Shares	$635,592	$187,651	$—	$(14,178,198)	$(13,354,955)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	340,555	33,298	—	(4,558)	369,295
Direxion NASDAQ-100® Equal Weighted Index Shares	20,737,259	84,567	—	(3,119,349)	17,702,477
Direxion FTSE Russell International Over US ETF	753,730	70,372	—	(23,318)	800,784
Direxion FTSE Russell US Over International ETF	2,011,161	139,965	—	—	2,151,126
Direxion MSCI Developed Over Emerging Markets ETF	2,219,974	—	—	(272,571)	1,947,403
Direxion MSCI Emerging Over Developed Markets ETF	120,684	—	—	(28,455)	92,229

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Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion MSCI USA Cyclicals Over Defensives ETF	$3,330,467	$17,784	$—	$(260,886)	$3,087,365
Direxion MSCI USA Defensives Over Cyclicals ETF	1,617,198	18,062	—	(1,210,243)	425,017
Direxion Russell 1000® Growth Over Value ETF	4,830,080	28,940	—	(715,417)	4,143,603
Direxion Russell 1000® Value Over Growth ETF	3,015,002	136,202	—	(1,457,993)	1,693,211
Direxion Russell Large Over Small Cap ETF	3,033,618	40,967	—	(406,373)	2,668,212
Direxion Russell Small Over Large Cap ETF	389,238	72,480	—	—	461,718
PortfolioPlus Developed Markets ETF	(48,205)	4,809	—	(2,939,277)	(2,982,673)
PortfolioPlus Emerging Markets ETF	(167,565)	—	—	(3,600,768)	(3,768,333)
PortfolioPlus S&P 500® ETF	3,874,335	247,374	—	—	4,121,709
PortfolioPlus S&P® Mid Cap ETF	30,643	3,170	—	(516,833)	(483,020)
PortfolioPlus S&P® Small Cap ETF	(49,721)	17,361	—	(51,831)	(84,191)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover.

At October 31, 2019, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion All Cap Insider Sentiment Shares	$113,229,509	$4,280,726	$(3,645,134)	$635,592
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	340,555	—	340,555
Direxion NASDAQ-100® Equal Weighted Index Shares	195,427,694	32,528,779	(11,791,520)	20,737,259
Direxion FTSE Russell International Over US ETF	13,191,987	1,720,425	(966,695)	753,730
Direxion FTSE Russell US Over International ETF	12,693,876	2,630,238	(619,077)	2,011,161
Direxion MSCI Developed Over Emerging Markets ETF	14,100,473	2,219,974	—	2,219,974
Direxion MSCI Emerging Over Developed Markets ETF	13,465,943	793,481	(672,797)	120,684
Direxion MSCI USA Cyclicals Over Defensives ETF	20,014,508	3,567,351	(236,884)	3,330,467
Direxion MSCI USA Defensives Over Cyclicals ETF	13,115,979	2,104,975	(510,543)	1,594,432
Direxion Russell 1000® Growth Over Value ETF	24,700,710	4,830,080	—	4,830,080
Direxion Russell 1000® Value Over Growth ETF	28,315,151	3,060,864	(45,862)	3,015,002
Direxion Russell Large Over Small Cap ETF	12,566,492	3,033,618	—	3,033,618
Direxion Russell Small Over Large Cap ETF	13,135,216	1,389,009	(999,771)	389,238
PortfolioPlus Developed Markets ETF	1,205,399	75,091	(123,296)	(48,205)
PortfolioPlus Emerging Markets ETF	1,168,106	83,507	(251,072)	(167,565)
PortfolioPlus S&P 500 ETF	21,399,007	3,874,335	—	3,874,335
PortfolioPlus S&P Mid Cap ETF	1,224,442	154,917	(124,274)	30,643
PortfolioPlus S&P Small Cap ETF	7,196,776	—	(49,721)	(49,721)

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

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On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion All Cap Insider Sentiment Shares	$829,081	$(829,081)
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	1,989,785	(1,989,785)
Direxion NASDAQ-100® Equal Weighted Index Shares	(17,730,926)	17,730,926
Direxion FTSE Russell International Over US ETF	(90,191)	90,191
Direxion FTSE Russell US Over International ETF	(547,335)	547,335
Direxion MSCI Developed Over Emerging Markets ETF	6,299	(6,299)
Direxion MSCI Emerging Over Developed Markets ETF	6,299	(6,299)
Direxion MSCI USA Cyclicals Over Defensives ETF	(417,066)	417,066
Direxion MSCI USA Defensives Over Cyclicals ETF	6,299	(6,299)
Direxion Russell 1000® Growth Over Value ETF	(371,972)	371,972
Direxion Russell 1000® Value Over Growth ETF	(316,658)	316,658
Direxion Russell Large Over Small Cap ETF	(152,134)	152,134
Direxion Russell Small Over Large Cap ETF	(132,964)	132,964
PortfolioPlus Developed Markets ETF	6,117	(6,117)
PortfolioPlus Emerging Markets ETF	126,877	(126,877)
PortfolioPlus S&P 500 ETF	(4,639,376)	4,639,376
PortfolioPlus S&P Mid Cap ETF	—	—
PortfolioPlus S&P Small Cap ETF	—	—

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2019, the permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, distribution reclasses, sales of REITS, and utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain U.S. excise tax distribution requirements, each Fund, with the exception of the Direxion Zacks MLP High Income Index Shares, is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2019. At October 31, 2019, no Funds deferred any qualified late year losses.

Under current law, each Fund, with the exception of the Direxion Zacks MLP High Income Index Shares, may carry forward net capital losses indefinitely to use to offset capital gains realized in future years, and their character is retained as either short-term and/or long-term.

At October 31, 2019, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion All Cap Insider Sentiment Shares	$—	$14,178,198	$—
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—	—	3,119,349
Direxion FTSE Russell International Over US ETF	—	23,318	—
Direxion FTSE Russell US Over International ETF	—	—	—
Direxion MSCI Developed Over Emerging Markets ETF	—	272,571	—
Direxion MSCI Emerging Over Developed Markets ETF	—	28,455	—
Direxion MSCI USA Cyclicals Over Defensives ETF	—	260,886	—
Direxion MSCI USA Defensives Over Cyclicals ETF	—	1,210,243	—
Direxion Russell 1000® Growth Over Value ETF	—	715,417	—
Direxion Russell 1000® Value Over Growth ETF	—	1,457,993	—
Direxion Russell Large Over Small Cap ETF	—	406,373	—

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Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Russell Small Over Large Cap ETF	$—	$—	$—
PortfolioPlus Developed Markets ETF	—	1,235,673	1,703,604
PortfolioPlus Emerging Markets ETF	—	1,172,528	2,428,240
PortfolioPlus S&P 500® ETF	—	—	—
PortfolioPlus S&P® Mid Cap ETF	—	425,672	91,161
PortfolioPlus S&P® Small Cap ETF	—	44,543	7,288

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2019, open U.S. Federal and state income tax years include the tax years ended October 31, 2016 through October 31, 2019. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

Deferred income taxes reflect the net tax effect of temporary differences between the carrying amount of assets and liabilities for financial reporting and tax purposes. Components of the Direxion Zacks MLP High Income Index Shares deferred tax asset as of October 31, 2019 are as follows:

Deferred tax assets:
Net operating loss carryforward	$—
Capital loss carryforward	11,329,810
Net unrealized depreciation on investments in securities	1,083,794
Total deferred tax assets before valuation allowance	12,413,604
Valuation allowance	(12,413,604)
Total deferred tax assets after valuation allowance	—
Less: Deferred tax liabilities	—
Net deferred tax asset	$—

As of October 31, 2019 a valuation allowance of $12,413,604 was deemed necessary, as Direxion Zacks MLP High Income Index Shares does not believe that there is an ability to realize this portion of the deferred tax asset through future taxable income.

The net operating loss carryforward and capital loss carryforward is available to offset future taxable income. The Direxion Zacks MLP High Income Index Shares has the following capital loss and net operating loss amounts:

Capital loss	Amount	Expiration
Fiscal year ended October 31, 2019	$3,206,818	October 31, 2024
Fiscal year ended October 31, 2018	2,110,342	October 31, 2023
Fiscal year ended October 31, 2017	—	October 31, 2022
Fiscal year ended October 31, 2016	22,254,486	October 31, 2021
Fiscal year ended October 31, 2015	20,242,025	October 31, 2020
Net operating loss	Amount	Expiration
None

DIREXION ANNUAL REPORT
100

Total income tax benefit (current and deferred) differs from the amount computed by applying the U.S. federal statutory income tax rate of 21% to net investment income/(loss) and realized and unrealized gains (losses) on investments before taxes for the period ended October 31, 2019 is as follows:

Income tax provision (benefit) at the federal statutory rate of 21%	$(624,674)
State income tax (benefit), net of federal benefit	(80,189)
Tax (benefit) expense on permanent items	132,221
Change in valuation allowance	653,011
Total tax (benefit) expense	$80,369

Total income taxes are computed by applying the U.S. federal statutory rate plus a blended U.S. state income tax rate. During the year, the Direxion Zacks MLP High Income Index Shares re-evaluated its blended state income tax rate, decreasing the overall rate from 23.88% to (2.70%) due to an increase in the valuation allowance.

For the year ended October 31, 2019, the components of income tax expense include the following:

Current Tax Expense
Federal	$76,706
State	3,663
Total current tax expense	80,369

At October 31, 2019, the tax cost of investments, gross unrealized appreciation and depreciation of investments for U.S. federal income tax purposes of the Direxion Zacks MLP High Income Index Shares were as follows:

Tax cost of investments	$50,678,737
Gross unrealized appreciation	3,271,873
Gross unrealized depreciation	(4,814,727)
Net unrealized appreciation/(depreciation)	$(1,542,854)

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit for a Strategic Weight or PortfolioPlus ETF consists of 50,000 shares. A Creation Unit for a Relative Weight ETF consists of 25,000 shares. Creation Units of the Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended October 31, 2019. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales,

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101

short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion All Cap Insider Sentiment Shares	$1,322,592,454	$1,322,216,439	$5,929,621	$102,149,145
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	—	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	57,194,114	57,020,605	94,506,809	87,597,977
Direxion Zacks MLP High Income Index Shares	61,142,979	62,814,636	20,373,049	13,694,100
Direxion FTSE Russell International Over US ETF[1]	13,109,533	600,720	1,191,205	1,267,430
Direxion FTSE Russell US Over International ETF[1]	16,274,257	—	1,205,228	5,253,913
Direxion MSCI Developed Over Emerging Markets ETF[1]	13,500,859	—	—	—
Direxion MSCI Emerging Over Developed Markets ETF[1]	13,225,206	240,945	—	—
Direxion MSCI USA Cyclicals Over Defensives ETF[1]	13,877,302	234,322	8,798,383	2,871,440
Direxion MSCI USA Defensives Over Cyclicals ETF[1]	13,519,808	779,257	—	—
Direxion Russell 1000® Growth Over Value ETF[1]	21,766,093	2,742,356	9,168,973	3,984,472
Direxion Russell 1000® Value Over Growth ETF[1]	19,119,915	—	13,835,994	5,017,021
Direxion Russell Large Over Small Cap ETF[1]	13,649,205	—	—	1,392,412
Direxion Russell Small Over Large Cap ETF[1]	13,082,640	463,763	2,445,694	2,437,336
PortfolioPlus Developed Markets ETF	2,674,328	21,476,075	—	—
PortfolioPlus Emerging Markets ETF	2,806,715	21,171,478	—	1,090,716
PortfolioPlus S&P 500® ETF	11,369,255	63,620,309	2,029,876	5,204,651
PortfolioPlus S&P® Mid Cap ETF	3,739,122	24,969,585	—	—
PortfolioPlus S&P® Small Cap ETF	1,755,562	1,160,148	—	—

1  Represents the period from January 16, 2019 (commencement of operations) to October 31, 2019.

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2019.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between each Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays their respective Adviser an investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.50%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.30%
Direxion Zacks MLP High Income Index Shares	0.50%
Direxion FTSE Russell International Over US ETF	0.40%
Direxion FTSE Russell US Over International ETF	0.40%
Direxion MSCI Developed Over Emerging Markets ETF	0.40%
Direxion MSCI Emerging Over Developed Markets ETF	0.40%
Direxion MSCI USA Cyclicals Over Defensives ETF	0.40%
Direxion MSCI USA Defensives Over Cyclicals ETF	0.40%
Direxion Russell 1000® Growth Over Value ETF	0.40%
Direxion Russell 1000® Value Over Growth ETF	0.40%
Direxion Russell Large Over Small Cap ETF	0.40%
Direxion Russell Small Over Large Cap ETF	0.40%
PortfolioPlus Developed Markets ETF	0.45%
PortfolioPlus Emerging Markets ETF	0.45%
PortfolioPlus S&P 500® ETF	0.45%
PortfolioPlus S&P® Mid Cap ETF	0.45%
PortfolioPlus S&P® Small Cap ETF	0.45%

DIREXION ANNUAL REPORT
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The Direxion All Cap Insider Sentiment Shares ETF pays its Adviser investment advisory fees based an annual rate of 0.40% of the Fund's respective average daily net assets up to $500,000,000 and 0.31% of average daily net assets in excess of $500,000,000.

The Adviser of the PortfolioPlus ETFs has agreed to waive the investment advisory fee for the PortfolioPlus ETFs at least until September 1, 2021. The fee waived is not subject to recoupment. The amount of the waiver is based on a Fund's average daily net assets multiplied by the following rates:

PortfolioPlus Developed Markets ETF	0.05%
PortfolioPlus Emerging Markets ETF	0.05%
PortfolioPlus S&P 500® ETF	0.15%
PortfolioPlus S&P® Mid Cap ETF	0.15%
PortfolioPlus S&P® Small Cap ETF	0.15%

Additionally the Trust has entered into a Management Services Agreement with the respective Adviser. Under the Management Services Agreement, the Trust pays the respective Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the respective Adviser for performing certain management, administration and compliance functions related to the Trust.

For the period from November 1, 2018 to June 27, 2019, each Fund was responsible for its own operating expenses. Under the Operating Expense Limitation Agreement, each respective Adviser had contractually agreed to waive its fees and/or reimburse the Funds' operating expenses to the extent that they exceeded the following rates multiplied by the Fund's respective average daily net assets. Any expense waiver was subject to recoupment by the respective Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

Direxion All Cap Insider Sentiment Shares	0.59%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.70%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.35%
Direxion Zacks MLP High Income Index Shares	0.65%
Direxion FTSE Russell International Over US ETF	0.45%
Direxion FTSE Russell US Over International ETF	0.45%
Direxion MSCI Developed Over Emerging Markets ETF	0.45%
Direxion MSCI Emerging Over Developed Markets ETF	0.45%
Direxion MSCI USA Cyclicals Over Defensives ETF	0.45%
Direxion MSCI USA Defensives Over Cyclicals ETF	0.45%
Direxion Russell 1000® Growth Over Value ETF	0.45%
Direxion Russell 1000® Value Over Growth ETF	0.45%
Direxion Russell Large Over Small Cap ETF	0.45%
Direxion Russell Small Over Large Cap ETF	0.45%
PortfolioPlus Developed Markets ETF	0.45%
PortfolioPlus Emerging Markets ETF	0.45%
PortfolioPlus S&P 500® ETF	0.32%
PortfolioPlus S&P® Mid Cap ETF	0.38%
PortfolioPlus S&P® Small Cap ETF	0.35%

Effective June 28, 2019, the Funds replaced the Operating Expense Limitation Agreement with the Operating Services Agreement. Under the new Operating Services Agreements, Rafferty and, for the PortfolioPlus ETFs, Direxion Advisors, LLC, will pay all the expenses (with certain exceptions such as the Management Fees and Rule 12b-1 fees) of the Funds in exchange for a fee calculated based on the following rates multiplied by the respective average daily net assets of each Fund.

Direxion All Cap Insider Sentiment Shares	0.19%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.20%
Direxion NASDAQ-100® Equal Weighted Index Shares	0.05%
Direxion Zacks MLP High Income Index Shares	0.15%
Direxion FTSE Russell International Over US ETF	0.05%
Direxion FTSE Russell US Over International ETF	0.05%
Direxion MSCI Developed Over Emerging Markets ETF	0.05%
Direxion MSCI Emerging Over Developed Markets ETF	0.05%
Direxion MSCI USA Cyclicals Over Defensives ETF	0.05%

DIREXION ANNUAL REPORT
103

Direxion MSCI USA Defensives Over Cyclicals ETF	0.05%
Direxion Russell 1000® Growth Over Value ETF	0.05%
Direxion Russell 1000® Value Over Growth ETF	0.05%
Direxion Russell Large Over Small Cap ETF	0.05%
Direxion Russell Small Over Large Cap ETF	0.05%
PortfolioPlus Developed Markets ETF	0.05%
PortfolioPlus Emerging Markets ETF	0.05%
PortfolioPlus S&P 500® ETF	0.02%
PortfolioPlus S&P® Mid Cap ETF	0.08%
PortfolioPlus S&P® Small Cap ETF	0.05%

The table below presents amounts that the respective Adviser previously reimbursed under the Operating Expense Limitation Agreement. Each Adviser has relinquished the ability to recoup these previously reimbursed expenses as a result of the terms of the new Operating Services Agreement.

Total Recoupment Amount Relinquished
Direxion All Cap Insider Sentiment Shares	$628,696
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	153,024
Direxion NASDAQ-100® Equal Weighted Index Shares	674,400
Direxion Zacks MLP High Income Index Shares	445,629
Direxion FTSE Russell International Over US ETF	20,534
Direxion FTSE Russell US Over International ETF	20,956
Direxion MSCI Developed Over Emerging Markets ETF	24,083
Direxion MSCI Emerging Over Developed Markets ETF	23,877
Direxion MSCI USA Cyclicals Over Defensives ETF	24,511
Direxion MSCI USA Defensives Over Cyclicals ETF	23,764
Direxion Russell 1000® Growth Over Value ETF	24,608
Direxion Russell 1000® Value Over Growth ETF	23,938
Direxion Russell Large Over Small Cap ETF	20,611
Direxion Russell Small Over Large Cap ETF	20,412
PortfolioPlus Developed Markets ETF	61,317
PortfolioPlus Emerging Markets ETF	59,171
PortfolioPlus S&P 500® ETF	242,276
PortfolioPlus S&P® Mid Cap ETF	60,654
PortfolioPlus S&P® Small Cap ETF	148,228

During the period ended October 31, 2019, the Adviser of the PortfolioPlus ETFs agreed to voluntarily waive additional expenses of the PortfolioPlus ETFs. The amounts of these voluntary waiver of expenses are presented below. These amounts are presented on the Statement of Operations as part of Reimbursement of expenses from Adviser.

PortfolioPlus Developed Markets ETF	$36,352
PortfolioPlus Emerging Markets ETF	34,476
PortfolioPlus S&P 500® ETF	91,517
PortfolioPlus S&P® Mid Cap ETF	34,444
PortfolioPlus S&P® Small Cap ETF	10,040

The net amounts receivable (payable) arising from the Investment Advisory Agreement for each Fund and voluntary waiver of expenses as of October 31, 2019 for the PortfolioPlus ETFs are presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

On October 31, 2019 the Adviser voluntarily reimbursed the Direxion MSCI USA Defensive Over Cyclicals ETF $22,766 for a loss on a trading error. The amount is presented as Net increase from payments by affiliates on the Statement of Operations and the effect of this reimbursement is presented in the Financial Highlights.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

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104

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities, in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at October 31, 2019:

	Asset Class							Liability Class
	Level 1						Level 2	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Futures Contracts*	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion All Cap Insider Sentiment Shares	$—	$107,950,374	$—	$5,914,726	$134,318	$—	$—	$—
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	—	—	—	—	41,404,831	340,555	—	—
Direxion NASDAQ-100® Equal Weighted Index Shares	—	215,327,949	—	837,004	229,648	—	—	—
Direxion Zacks MLP High Income Index Shares	—	—	49,024,956	14,552,855	110,927	—	—	—
Direxion FTSE Russell International Over US ETF	13,650,548	—	—	639,899	608,678	—	621,964	(951,411)
Direxion FTSE Russell US Over International ETF	14,340,803	—	—	53,339	725,225	—	929,972	(337,387)
Direxion MSCI Developed Over Emerging Markets ETF	14,903,311	—	—	599,614	225,774	—	817,522	—
Direxion MSCI Emerging Over Developed Markets ETF	13,544,699	—	—	492,996	213,026	—	221,728	(649,662)

DIREXION ANNUAL REPORT
105

	Asset Class							Liability Class
	Level 1						Level 2	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Futures Contracts*	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion MSCI USA Cyclicals Over Defensives ETF	$—	$22,199,555	$—	$49,152	$1,251,602	$—	$1,096,268	$—
Direxion MSCI USA Defensives Over Cyclicals ETF	—	13,699,730	—	450,086	460,125	—	560,595	—
Direxion Russell 1000® Growth Over Value ETF	27,976,186	—	—	27,433	1,234,411	—	1,527,172	—
Direxion Russell 1000® Value Over Growth ETF	30,307,090	—	—	57,655	1,460,822	—	1,011,270	(45,862)
Direxion Russell Large Over Small Cap ETF	14,352,226	—	—	155,615	598,802	—	1,092,269	—
Direxion Russell Small Over Large Cap ETF	13,721,416	—	—	372,710	670,789	—	421,688	(841,190)
PortfolioPlus Developed Markets ETF	1,151,160	—	—	—	2,566	—	9,896	—
PortfolioPlus Emerging Markets ETF	1,052,315	—	—	1	14,323	—	5,206	—
PortfolioPlus S&P 500® ETF	24,745,571	—	—	—	170,272	—	555,299	—
PortfolioPlus S&P® Mid Cap ETF	1,258,773	—	—	—	3,502	—	6,024	—
PortfolioPlus S&P® Small Cap ETF	7,191,401	—	—	54	13,101	—	30,408	—

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Futures contracts and total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels (including Level 1 and Level 2) on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

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Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2019, certain Funds were invested in swap contracts. At October 31, 2019, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion FTSE Russell International Over US ETF	$621,964	$—	$621,964
Direxion FTSE Russell US Over International ETF	929,972	—	929,972
Direxion MSCI Developed Over Emerging Markets ETF	817,522	—	817,522
Direxion MSCI Emerging Over Developed Markets ETF	221,728	—	221,728
Direxion MSCI USA Cyclicals Over Defensives ETF	1,096,268	—	1,096,268
Direxion MSCI USA Defensives Over Cyclicals ETF	560,595	—	560,595
Direxion Russell 1000® Growth Over Value ETF	1,527,172	—	1,527,172
Direxion Russell 1000® Value Over Growth ETF	1,011,270	—	1,011,270
Direxion Russell Large Over Small Cap ETF	1,092,269	—	1,092,269
Direxion Russell Small Over Large Cap ETF	421,688	—	421,688
PortfolioPlus Developed Markets ETF	9,896	—	9,896
PortfolioPlus Emerging Markets ETF	5,206	—	5,206
PortfolioPlus S&P 500® ETF	555,299	—	555,299
PortfolioPlus S&P® Mid Cap ETF	6,024	—	6,024
PortfolioPlus S&P® Small Cap ETF	30,408	—	30,408

Futures Contracts* Fund	Equity Risk	Interest Rate Risk	Commodity Risk	Total
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$340,555	$340,555

	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion FTSE Russell International Over US ETF	$951,411	$—	$951,411
Direxion FTSE Russell US Over International ETF	337,387	—	337,387
Direxion MSCI Emerging Over Developed Markets ETF	649,662	—	649,662
Direxion Russell 1000® Value Over Growth ETF	45,862	—	45,862
Direxion Russell Small Over Large Cap ETF	841,190	—	841,190

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

*  Cumulative appreciation(depreciation) of futures contracts as reported in the Schedule of Investments.

  Only current day's variation margin, if any, is reported in the Statements of Assets and Liabilities.

Transactions in derivative instruments during the period ended October 31, 2019, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Commodity Risk	Equity Risk	Interest Rate Risk	Commodity Risk
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	Futures Contracts	$—	$—	$(2,125,481)	$—	$—	$702,785
Direxion FTSE Russell International Over US ETF	Swap Contracts	(65,960)	—	—	(329,447)	—	—
Direxion FTSE Russell US Over International ETF	Swap Contracts	(44,480)	—	—	592,585	—	—
Direxion MSCI Developed Over Emerging Markets ETF	Swap Contracts	(272,571)	—	—	817,522	—	—

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		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Commodity Risk	Equity Risk	Interest Rate Risk	Commodity Risk
Direxion MSCI Emerging Over Developed Markets ETF	Swap Contracts	$(40,275)	$—	$—	$(427,934)	$—	$—
Direxion MSCI USA Cyclicals Over Defensives ETF	Swap Contracts	(272,834)	—	—	1,096,268	—	—
Direxion MSCI USA Defensives Over Cyclicals ETF	Swap Contracts	(1,237,214)	—	—	560,595	—	—
Direxion Russell 1000® Growth Over Value ETF	Swap Contracts	(806,535)	—	—	1,527,172	—	—
Direxion Russell 1000® Value Over Growth ETF	Swap Contracts	(1,457,993)	—	—	965,408	—	—
Direxion Russell Large Over Small Cap ETF	Swap Contracts	(406,373)	—	—	1,092,269	—	—
Direxion Russell Small Over Large Cap ETF	Swap Contracts	(116,564)	—	—	(419,502)	—	—
PortfolioPlus Developed Markets ETF	Swap Contracts	(321,895)	—	—	535,634	—	—
PortfolioPlus Emerging Markets ETF	Swap Contracts	(320,248)	—	—	730,608	—	—
PortfolioPlus S&P 500® ETF	Swap Contracts	528,043	—	—	685,222	—	—
PortfolioPlus S&P® Mid Cap ETF	Swap Contracts	(208,869)	—	—	196,819	—	—
PortfolioPlus S&P® Small Cap ETF	Swap Contracts	(70,691)	—	—	72,845	—	—

1  Statements of Operations location: Net realized gain (loss) on swap and futures contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap and futures contracts.

For the period ended October 31, 2019, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts	Long Futures Contracts
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	$—	$—	$22,440,818
Direxion FTSE Russell International Over US ETF	6,035,880	5,276,046	—
Direxion FTSE Russell US Over International ETF	6,234,173	6,031,803	—
Direxion MSCI Developed Over Emerging Markets ETF	6,098,751	5,753,772	—
Direxion MSCI Emerging Over Developed Markets ETF	5,795,608	5,337,487	—
Direxion MSCI USA Cyclicals Over Defensives ETF	7,651,601	7,293,130	—
Direxion MSCI USA Defensives Over Cyclicals ETF	5,650,626	5,135,618	—
Direxion Russell 1000® Growth Over Value ETF	10,519,846	10,245,261	—
Direxion Russell 1000® Value Over Growth ETF	10,398,358	9,694,597	—
Direxion Russell Large Over Small Cap ETF	6,101,456	5,924,537	—
Direxion Russell Small Over Large Cap ETF	6,070,230	5,386,331	—
PortfolioPlus Developed Markets ETF	3,363,794	—	—
PortfolioPlus Emerging Markets ETF	2,473,652	—	—
PortfolioPlus S&P 500® ETF	11,743,456	—	—
PortfolioPlus S&P® Mid Cap ETF	3,207,559	—	—
PortfolioPlus S&P® Small Cap ETF	2,545,602	—	—

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The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of each respective Fund.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of

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securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

10. SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date of the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

The Board of Trustees of the Trust has elected Kathleen M. Berkery as a Trustee of the Trust effective November 26, 2019.

On December 11, 2019, certain Funds declared capital gain distributions with an ex-date of December 12, 2019 and payable date of December 19, 2019. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Short-Term Capital Gain Distribution
Direxion FTSE Russell US Over International ETF	$0.41156
Direxion Russell Small Over Large Cap ETF	0.10451
PortfolioPlus S&P 500® ETF	0.26102

On December 20, 2019, certain Funds declared income distributions with an ex-date of December 23, 2019 and payable date of December 31, 2019. At the time of this report, the specific Funds and amounts were not yet known.

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110

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion All Cap Insider Sentiment Shares, Direxion Auspice Broad Commodity Strategy ETF (Consolidated), Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Zacks MLP High Income Index Shares, Direxion FTSE Russell International Over US ETF, Direxion FTSE Russell US Over International ETF, Direxion MSCI Developed Over Emerging Markets ETF, Direxion MSCI Emerging Over Developed Markets ETF, Direxion MSCI USA Cyclicals Over Defensives ETF, Direxion MSCI USA Defensives Over Cyclicals ETF, Direxion Russell 1000® Growth Over Value ETF, Direxion Russell 1000® Value Over Growth ETF, Direxion Russell Large Over Small Cap ETF, Direxion Russell Small Over Large Cap ETF, PortfolioPlus Developed Markets ETF, PortfolioPlus Emerging Markets ETF, PortfolioPlus S&P 500® ETF, PortfolioPlus S&P® Mid Cap ETF, PortfolioPlus S&P® Small Cap ETF and the Board of Trustees of Direxion Shares ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion All Cap Insider Sentiment Shares, Direxion Auspice Broad Commodity Strategy ETF (Consolidated), Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Zacks MLP High Income Index Shares, Direxion FTSE Russell International Over US ETF, Direxion FTSE Russell US Over International ETF, Direxion MSCI Developed Over Emerging Markets ETF, Direxion MSCI Emerging Over Developed Markets ETF, Direxion MSCI USA Cyclicals Over Defensives ETF, Direxion MSCI USA Defensives Over Cyclicals ETF, Direxion Russell 1000® Growth Over Value ETF, Direxion Russell 1000® Value Over Growth ETF, Direxion Russell Large Over Small Cap ETF, Direxion Russell Small Over Large Cap ETF, PortfolioPlus Developed Markets ETF, PortfolioPlus Emerging Markets ETF, PortfolioPlus S&P 500® ETF, PortfolioPlus S&P® Mid Cap ETF and PortfolioPlus S&P® Small Cap ETF (collectively referred to as the "Funds"), (19 of the funds constituting Direxion Shares ETF Trust (the "Trust")), including the schedules of investments, as of October 31, 2019, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (19 of the funds constituting Direxion Shares ETF Trust) at October 31, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Direxion Shares ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Direxion All Cap Insider Sentiment Shares Direxion NASDAQ-100® Equal Weighted Index Shares Direxion Zacks MLP High Income Index Shares	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
PortfolioPlus S&P 500® ETF PortfolioPlus S&P® Small Cap ETF	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the four years in the period ended October 31, 2019 and the period from January 7, 2015 (commencement of operations) through October 31, 2015
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019 and the period from March 30, 2017 (commencement of operations) through October 31, 2017
PortfolioPlus Developed Markets ETF PortfolioPlus Emerging Markets ETF PortfolioPlus S&P® Mid Cap ETF	For the year ended October 31, 2019	For the year ended October 31, 2019 and the period from February 15, 2018 (commencement of operations) through October 31, 2018
Direxion FTSE Russell International Over US ETF
Direxion FTSE Russell US Over International ETF
Direxion MSCI Developed Over Emerging Markets ETF
Direxion MSCI Emerging Over Developed Markets ETF
Direxion MSCI USA Cyclicals Over Defensives ETF
Direxion MSCI USA Defensives Over Cyclicals ETF
Direxion Russell 1000® Growth Over Value ETF
Direxion Russell 1000® Value Over Growth ETF
Direxion Russell Large Over Small Cap ETF
Direxion Russell Small Over Large Cap ETF	For the period from January 16, 2019 (commencement of operations) through October 31, 2019

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Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
December 20, 2019

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Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion All Cap Insider Sentiment Shares	89.89%	89.89%	0.00%	0.00%
Direxion Auspice Broad Commodity Strategy ETF (Consolidated)	0.00%	0.00%	0.00%	0.00%
Direxion NASDAQ-100® Equal Weighted Index Shares	100.00%	100.00%	0.00%	0.00%
Direxion Zacks MLP High Income Index	0.00%	0.00%	0.00%	0.00%
Direxion FTSE Russell International Over US ETF	63.88%	63.88%	0.00%	0.00%
Direxion FTSE Russell US Over International ETF	26.56%	26.56%	0.00%	0.00%
Direxion MSCI Developed Over Emerging Markets ETF	100.00%	100.00%	0.00%	0.00%
Direxion MSCI Emerging Over Developed Markets ETF	100.00%	100.00%	0.00%	0.00%
Direxion MSCI USA Cyclicals Over Defensives ETF	100.00%	100.00%	0.00%	0.00%
Direxion MSCI USA Defensives Over Cyclicals ETF	91.78%	91.78%	0.00%	0.00%
Direxion Russell 1000® Growth Over Value ETF	65.93%	65.93%	0.00%	0.00%
Direxion Russell 1000® Value Over Growth ETF	26.25%	26.25%	0.00%	0.00%
Direxion Russell Large Over Small Cap ETF	65.35%	65.35%	0.00%	0.00%
Direxion Russell Small Over Large Cap ETF	91.78%	91.78%	0.00%	0.00%
PortfolioPlus Developed Markets ETF	94.58%	94.58%	0.00%	0.00%
PortfolioPlus Emerging Markets ETF	88.56%	88.56%	0.00%	0.00%
PortfolioPlus S&P 500® ETF	75.91%	75.91%	0.00%	0.00%
PortfolioPlus S&P® Mid Cap ETF	98.45%	98.45%	0.00%	0.00%
PortfolioPlus S&P® Small Cap ETF	73.23%	73.23%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2019. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

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113

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") annually considers the renewal of the Investment Advisory Agreements (the "Agreements") between Direxion Advisors, LLC ("DAL") or Rafferty Asset Management, LLC ("RAM") (each, an "Adviser") and the ETF Trust, on behalf of the Direxion Auspice Broad Commodity Strategy ETF, along with its wholly owned subsidiary, the Direxion BCS Fund, Ltd., the Direxion All Cap Insider Sentiment Shares, Direxion NASDAQ-100® Equal Weighted Index Shares, Direxion Zacks MLP High Income Index Shares, (collectively, the Non-Leveraged Funds"), PortfolioPlus Developed Markets ETF, PortfolioPlus Emerging Markets ETF, PortfolioPlus S&P 500® ETF, PortfolioPlus S&P® Mid Cap ETF, and the PortfolioPlus S&P® Small Cap ETF (collectively, the "PortfolioPlus Funds"), each a series of the ETF Trust. Each Agreement is initially approved for a two-year period and must be renewed yearly thereafter to remain in effect. Each series of the ETF Trust is referred to herein as a "Fund" and collectively as the "Funds."

At an in-person meeting held on August 27, 2019, following such consideration, the Board, including the trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreements on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreements outside the presence of the Advisers' representatives and Fund management in executive sessions held on August 13, 2019 and August 27, 2019. The Board, including the Independent Trustees, determined that the terms of the Agreements for the Funds were fair and reasonable and in the best interests of shareholders.

In considering whether to renew the Agreement, the Board requested, and the Advisers provided, information that the Board and Adviser believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the relevant Adviser to the Funds;

•  The investment objectives of the PortfolioPlus Funds, which require rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking exchange-traded funds;

•  The Advisers' Form ADV;

•  Biographies of the employees primarily responsible for providing investment advisory services at the Advisers;

•  Information regarding each component of the contractual fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the relevant Adviser in connection with providing services to the Funds for the prior fiscal year or since inception (if shorter);

•  Information regarding fees paid to the relevant Adviser under, and an evaluation of the services provided per, the Management Services Agreement for the prior fiscal year;

•  Performance information;

•  Comparative industry fee data;

•  Information regarding the consolidated financial condition of the Advisers;

•  Information regarding how the Advisers monitor the Funds' compliance with regulatory requirements and ETF Trust procedures.

The Board considered that, with respect to most Funds, they had also received information relevant to their consideration since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding its responsibilities with respect to the approval of the Agreements and participated in a question and answer session with representatives of the Adviser. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreements and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the relevant Adviser; (4) the extent to which economies of scale might be realized as the Fund grows; (5) whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (6) comparisons of services and fees with contracts entered into by

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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

the Adviser with other clients (such as institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other things, the Advisers' business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services to be provided by the Advisers under the Agreements and noted there would be no significant differences between the scope of services provided by either Adviser in the past year and those to be provided in the upcoming year. The Board also considered each Adviser's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Advisers' personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular the Board considered, as applicable: (1) the Advisers' success in achieving each Fund's investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Advisers' management of derivatives trading activities on behalf of the Funds, including the selection of swap counterparties and the negotiation of favorable derivatives contract terms; (4) the Advisers' ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Advisers' portfolio management staff and the Advisers' ability to recruit, train and retain personnel with the relevant experience and expertise necessary to manage the Funds. The Board considered that each Adviser oversees all aspects of the operation of the relevant Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the relevant Adviser by each Fund in light of the investment advisory services provided by the respective Adviser. In this regard, the Board also considered the ability of investors to achieve independently the investment objective of the PortfolioPlus Funds and the costs to investors of seeking to do so by utilizing a margin account or other means. The Board concluded that it would be difficult for an investor to implement independently a PortfolioPlus Fund's investment strategy and that attempting to do so would likely be cost-prohibitive.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the relevant Adviser by each Fund in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by the Advisers, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fee rates, past and future management service fees, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. They noted that an independent consultant reviewed the Peer Group selection methodology and the Peer Group for each Fund.

The Board noted that the comparison reports included the advisory fee and net and gross total expense ratios for each Fund and each Peer Group fund. The Board considered that the Advisers had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under separate Operating Services Agreements.

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return or the returns of the index it tracks, for the periods ending June 30, 2019 and June 30, 2018 or since inception if a Fund did not have two full years of operations. In this regard, the Board considered each PortfolioPlus Fund's daily returns versus model returns and each Non-Leveraged Fund's return against its index' return ("Tracking Difference"), the standard deviation of the Tracking Differences, and a tracking error analysis provided by the Advisers. The Board also reviewed the total return of each Fund for the one-year or, if shorter, since inception period ended June 30, 2019. The Board considered reports provided to it in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its model or index performance was generally
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Board Review of Investment Advisory Agreement (Unaudited)

within expected ranges during the reviewed periods. The Board considered that, given the investment objectives of the Funds, the correlation of each such Fund's performance with the model performance was a more meaningful factor than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Advisers. The Board reviewed information regarding the profitability of the Adviser based on the fee rates payable under the Agreements. The Board considered the profitability of each Fund, if profitable, and the overall profitability of each Adviser, as reflected in the Adviser's profitability analysis, as well as information provided by the Advisers concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Advisers including, but not limited to, intellectual capital, the dedication of personnel resources to daily portfolio management activities (including rebalancing of the PortfolioPlus Funds), regulatory compliance, and entrepreneurial risk. The Board further considered a report on other investment advisers' profitability, which was compiled using publicly available information. The Board recognized that it is difficult to compare profitability among investment advisory firms because certain information is not publicly available. Further, to the extent such information is available, it is affected by numerous factors, including the nature of a firm's fund shareholder base, the structure of the adviser and its tax status, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income net (rather than gross) of distribution and marketing expenses.

Economies of Scale. The Board considered the current breakpoints included in the Agreements, which provide for reduced advisory fee rates for the Direxion All-Cap Insider Sentiment Shares when the assets of that Fund reaches certain levels. The Board also considered each Adviser's representation that these breakpoints appropriately reflect the Funds' economies of scale. In considering the asset levels of the Funds that have no breakpoints in their contractual advisory fee rate schedules, the Board considered that the Funds have not yet achieved sufficient asset levels to realize meaningful economies of scale.

Other Benefits. The Board considered indirect and "fall-out" benefits that the Advisers or their affiliates may derive from their relationship to the Funds. Such benefits include each Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that certain Funds pay a management services fee to their Adviser.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreements for the Funds were fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the relevant Adviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of each Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of each Agreement.

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116

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 51	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	142	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	142	None.
John A. Weisser Age: 78	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	142
					Director until December 2016: The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 90 of the 127 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
117

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	142	None.
Jacob C. Gaffey Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	142	None.
Henry W. Mulholland Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	142	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 90 of the 127 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
118

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 50	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007 – April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 46	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 43	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
General Counsel, Rafferty Asset Management LLC,
since October 2010 and Direxion Advisors, LLC,
since November 2017;
Chief Compliance Officer, Rafferty Asset
Management, LLC, since September 2012
			and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 90 of the 127 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
119

ANNUAL REPORT OCTOBER 31, 2019

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

      www.portfolioplusetfs.com

Investment Advisers

Rafferty Asset Management, LLC
Direxion Advisors, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' websites or by calling (800) 851-8511 or (833) 547-4417.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

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121

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122

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2019

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

1X BEAR FUNDS

Direxion Daily CSI 300 China A Share Bear 1X Shares

Direxion Daily S&P 500® Bear 1X Shares

Direxion Daily Total Bond Market Bear 1X Shares

Direxion Daily 20+ Year Treasury Bear 1X Shares

2X BULL FUNDS

Direxion Daily CSI 300 China A Share Bull 2X Shares

Direxion Daily CSI China Internet Index Bull 2X Shares

Direxion Daily MSCI European Financials Bull 2X Shares

Direxion Daily S&P 500® Bull 2X Shares

Direxion Daily Small Cap Bull 2X Shares

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	11
Expense Example (Unaudited)	20
Allocation of Portfolio Holdings (Unaudited)	22
Schedules of Investments	23
Statements of Assets and Liabilities	33
Statements of Operations	36
Statements of Changes in Net Assets	39
Financial Highlights	44
Notes to the Financial Statements	46
Report of Independent Registered Public Accounting Firm	63
Supplemental Information (Unaudited)	65
Board Review of Investment Advisory Agreement (Unaudited)	66
Trustees and Officers (Unaudited)	69

Help Preserve the Environment – Go Green!

Go paperless with Direxion e-Delivery – a service allowing shareholders to reduce clutter with full online access to regulatory documents. Begin the preservation process with e-delivery.

With Direxion e-Delivery, you can:

•  Receive email notifications when your most recent shareholder communications are available for review.

•  Access prospectuses, annual reports and semi-annual reports online.

It's easy to enroll:

1.  Visit www.direxioninvestments.com/edelivery

2.  Follow the simple enrollment instructions

If you have questions about Direxion e-Delivery services, contact one of our shareholder representatives at 800-851-0511.

Letter to Shareholders

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2018 to October 31, 2019 (the "Annual Period").

Market Review:

U.S. equities entered the Annual Period amid continued concerns over global trade and weakness in the technology sector, leading equity markets lower for the first part of November 2018. A strengthening dollar, along with adjusted language by the Federal Reserve amid slowing global growth, led to a positive monthly return for the S&P 500 Index during November. Volatility returned in Q4 2018, coming to a head in December, as equity stocks sold off precipitously during the month amidst continued trade tensions with China that led to concerns of a broader global economic slowdown. Commentary from the Federal Reserve, citing expected continued growth and further rate increases, came on the back of its decision to raise rates in December. While the rate increase was expected, the lack of more dovish language behind it was not, and thusly compounded the move in equities to the downside. A change of tone from the Federal Reserve towards rate flexibility in January 2019 proved a boon to both U.S. and international equities, as emerging markets specifically saw an increased appetite for risk. The topic of tariffs was a key daily market driver during January 2019. Through February, U.K. equities struggled on ever-present Brexit concerns, while Asian equities gained on trade deal progress. Stocks continued to perform well through March and into April, with both the NASDAQ-100 Index and S&P 500 Index hitting all-time highs. Strong earnings from communication and financial sector stocks helped drive the domestic market higher through April, while developed and emerging country stocks lagged by comparison due to lingering concerns surrounding U.S.-China trade tensions and political uncertainties. During May, U.S. threats of tariffs on Mexican and Chinese goods sent the U.S. market reeling, only to be assuaged the following month by subsequent progress in Chinese trade talks and an indefinite suspension of Mexican tariffs shortly before the implementation deadline. Mid-summer brought a stronger U.S. dollar, which proved to be a headwind for emerging markets, while U.S. equities were bolstered by a strong start to Q2 2019 earnings and an expected 25 basis point rate cut by the Federal Reserve. The onset of August brought the first inverted treasury yield curve since 2007, and whispers of a recession along with it. U.S. trade tariffs on $300 billion of Chinese goods took effect in September, as another 25 basis point rate cut from the Federal Reserve proved underwhelming without language supporting long-term monetary easing. The end of the Annual Period saw risk appetites return, with progress made on a U.S.-China trade deal in what was referred to as "phase one" of a larger deal to come. The trade deal news also benefitted emerging markets, which saw a boost from a weaker U.S. Dollar and global central bank easing.

The fixed income market began the Annual Period with a peak in the two to ten-year yield curve spread of approximately 30 basis points. With trade rhetoric and Federal Reserve policy pending in the background, the front end of the curve began moving into a slight inversion. A major tailwind for the bond market occurred in December 2019 when the Federal Reserve decided to hike rates by 25 basis points. As investors became fearful of an economic slowdown and a drawn out trade war, bond markets rallied, driving yields lower. To begin the year, the Federal Reserve came forth with a neutral policy stance, leaving trade war rhetoric as the ultimate catalyst for price action in the bond markets. With fear of a recession lurking, the continued rally in the bond market spurred the decline in broad equity benchmarks. The Federal Reserve responded to market concerns by implementing a much anticipated rate cut in July. Not too long after, talks of tariff increases dragged the two to ten-year yield curve into negative territory. Further rate cuts, and increased trade optimism from the delay in tariffs, led to a slight sell off in bonds. The Annual Period finished with an average curve spread of approximately ten basis points.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of -100% or 200% of the performance of a particular benchmark.

DIREXION ANNUAL REPORT
4

The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to the benchmarks performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bear" in their name (the "Bear ETFs") attempt to provide investment results that correlate to -100% of the return of a benchmark, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of the target benchmark index.

The ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 200% of the return of a benchmark, meaning the Bull Funds attempt to move in the same direction as the target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Performance of Bear ETFs:

The following exchange-traded funds are considered the Bear ETFs: – Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares and Direxion Daily 20+ Year Treasury Bear 1X Shares.

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section.

DIREXION ANNUAL REPORT
5

Volatility and Compounding – The goal of the Bear ETFs is to provide the inverse of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide the inverse of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain inverse exposure, a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bear ETFs, the financing costs will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Equity Dividends and Bond Interest – The Bear ETFs are negatively impacted by bond interest as they are obligated to pay interest, accrued on a daily basis. The Bear ETFs are also negatively impacted by index dividends as they are obligated to pay the dividends.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index funds' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of derivatives, shorting securities, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bear ETFs Performance Review:

The next discussion relates to the performance of the Bear ETFs for the Annual Period. The Bear ETFs seek daily investment results, before fees and expenses, of -100% of the performance of a particular benchmark, meaning that the Bear ETFs attempt to move in the opposite direction, or inverse, of the benchmark.

In seeking to achieve each Bear ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each Bear ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with a Bear ETF's objective. As a consequence, if a Bear ETF is performing as designed, the return of the benchmark will dictate the return of that ETF. Each Bear ETF pursues its investment objectives regardless of market conditions and does not take defensive positions.

The Bear ETFs, as stated above, seek daily investment results. They do not seek to track of 100% of the inverse (or opposite) of their respective benchmarks for periods longer than one day and the performance of the ETFs over longer periods may not correlate to the benchmarks performance. The Bear ETFs should not be held by investors for long periods. The Bear ETFs should be used as short-term trading vehicles. These products are not suitable for all investors and should be utilized only by sophisticated investors who understand the risks associated with the inverse ETFs, such as risks related to shorting and cash transactions, and intend to actively monitor and manage their investments.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives, in general, are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each Bear ETF seeks daily investment results of its respective benchmark, a comparison of the annual return of the Bear ETF to the respective benchmark tells you little about whether a Bear ETF has met its investment objective. To determine if the Bear ETFs have met their daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the Bear ETF's expense

DIREXION ANNUAL REPORT
6

ratio or any transaction or trading fees associated with creating or maintaining a Bear ETF's portfolio. A brief comparison of the actual returns versus the expected returns for each of the Bear ETFs during the Annual Period follows below.

The Direxion Daily CSI 300 China A Share Bear 1X Shares seeks to provide -100% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Annual Period, the CSI 300 Index returned 24.47%. The Direxion Daily CSI 300 China A Share Bear 1X Shares returned -21.08%, while the model indicated an expected return of -23.13%.

The Direxion Daily S&P 500® Bear 1X Shares seeks to provide -100% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted, market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 14.33%. The Direxion Daily S&P 500® Bear 1X Shares returned -10.90%, while the model indicated an expected return of -14.65%.

The Direxion Daily Total Bond Market Bear 1X Shares seeks to provide -100% of the daily return of the Bloomberg Barclays U.S. Aggregate Bond Index. The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment grade, U.S. Dollar denominated, fixed-rate taxable bond market, and is composed of U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities. For the Annual Period, the Bloomberg Barclays U.S. Aggregate Bond Index returned 11.51%. The Direxion Daily Total Bond Market Bear 1X Shares returned -6.86%, while the model indicated an expected return of -10.26%.

The Direxion Daily 20+ Year Treasury Bear 1X Shares seeks to provide -100% of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned 28.15%. The Direxion Daily 20+ Year Treasury Bear 1X Shares returned -19.67%, while the model indicated an expected return of -22.66%.

Factors Affecting Performance of Bull ETFs:

The following exchange-traded funds are considered the Bull ETFs: – Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily MSCI European Financials Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares and Direxion Daily Small Cap Bull 2X Shares.

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described in the Market Review section.

Leverage – Each Bull ETF seeks daily investment results (before fees and expenses) of 200% of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or losses and increases the investment's risk and volatility.

DIREXION ANNUAL REPORT
7

Volatility and Compounding – The goal of the Bull ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time but deviates from its underlying index in the short-term.

Equity Dividends – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Bull ETFs Performance Review:

The Direxion Daily CSI 300 China A Share Bull 2X Shares seeks to provide 200% of the daily return of the CSI 300 Index. The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. For the Annual Period, the CSI 300 Index returned 24.47%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI 300 China A Share Bull 2X Shares returned 35.87%, while the model indicated an expected return 38.61%.

The Direxion Daily CSI China Internet Index Bull 2X Shares seeks to provide 200% of the daily return of the CSI Overseas China Internet Index. The CSI Overseas China Internet Index is provided by China Securities Index Co., LTD. The index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the internet and internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods produced or sold, or services performed in mainland China. The index provider then removes securities that during the past year had a daily average trading value of less than $500,000 or a daily average market capitalization of less than $500 million. For the Annual Period, the CSI Overseas China Internet Index returned 12.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily CSI China Internet Index Bull 2X Shares returned 7.53%, while the model indicated an expected return of 12.28%.

The Direxion Daily MSCI European Financials Bull 2X Shares seeks to provide 200% of the daily return of the MSCI Europe Financials Index. The MSCI Europe Financials Index is provided by MSCI Inc. and is a free float-adjusted, market capitalization-weighted index and represents securities of large-capitalization and mid-capitalization companies across developed market countries in Europe. All component securities in the index are classified in the financials sector per the Global Industry

DIREXION ANNUAL REPORT
8

Classification Standards. For the Annual Period, the MSCI Europe Financials Index returned 4.77%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily MSCI European Financials Bull 2X Shares returned 3.20%, while the model indicated an expected return of 7.27%.

The Direxion Daily S&P 500® Bull 2X Shares seek to provide 200% of the daily return of the S&P 500® Index. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The index is a float-adjusted. For the Annual Period, the S&P 500® Index returned 14.33%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily S&P 500® Bull 2X Shares returned 23.64%, while the model indicated an expected return of 27.53%.

The Direxion Daily Small Cap Bull 2X Shares seeks to provide 200% of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Annual Period, the Russell 2000® Index returned 4.90%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Small Cap Bull 2X Shares returned 2.97%, while the model indicated an expected return of 6.16%.

Index Volatility:

To start the Annual Period, volatility was relatively stable. Volatility increased heavily beginning in December 2018, amid trade concerns stemming from talks of increased tariffs. As a result, volatility reached its peak of 36.07. U.S. equity markets remained turbulent through December, eventually reverting back to its annual average from February 2019 onwards. For the remainder of the term volatility subsided, as trade optimism and rate cuts became the focus of the markets' narrative.

Index	Return	Volatility
CSI 300 Index	24.47%	25.93%
S&P 500® Index	14.33%	15.72%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.16%
ICE U.S. Treasury 20+ Year Bond Index	28.15%	10.97%
CSI Overseas China Internet Index	12.63%	31.22%
MSCI Europe Financials Index	4.77%	18.62%
Russell 2000® Index	4.90%	19.02%

As always, we thank you for using the Direxion Shares ETFs and we look forward to our mutual success.

Best Regards,

Patrick Rudnick
Principal Executive Officer

Principal Financial Officer

DIREXION ANNUAL REPORT
9

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Investing in a Direxion Shares ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The Direxion Shares ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Shares ETFs are not designed to track their respective underlying indices over a period of time longer than one day.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks.

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2019 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT
10

Direxion Daily CSI 300 China A Share Bear 1X Shares

Performance Summary (Unaudited)

June 17, 20151 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily CSI 300 China A Share Bear 1X Shares (NAV)	(21.08)%	(9.50)%	(5.92)%
Direxion Daily CSI 300 China A Share Bear 1X Shares (Market Price)	(21.06)%	(9.46)%	(5.93)%
CSI 300 Index	24.47%	5.88%	(6.69)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.81%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
11

Direxion Daily S&P 500® Bear 1X Shares

Performance Summary (Unaudited)

June 8, 20161 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily S&P 500® Bear 1X Shares (NAV)	(10.90)%	(11.91)%	(11.05)%
Direxion Daily S&P 500® Bear 1X Shares (Market Price)	(10.76)%	(11.89)%	(11.03)%
S&P 500® Index	14.33%	14.91%	13.53%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.69%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
12

Direxion Daily Total Bond Market Bear 1X Shares

Performance Summary (Unaudited)

March 23, 20111 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Total Bond Market Bear 1X Shares (NAV)	(6.86)%	(0.94)%	(2.07)%	(3.15)%
Direxion Daily Total Bond Market Bear 1X Shares (Market Price)	(6.93)%	(0.95)%	(2.07)%	(3.15)%
Bloomberg Barclays U.S. Aggregate Bond Index	11.51%	3.29%	3.24%	3.53%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.06%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Bloomberg Barclays U.S. Aggregate Bond Index measures the performance of the investment grade; U.S. dollar denominated, fixed-rate taxable bond market, and is composed of U.S. Treasury bonds, government-related bonds, investment-grade corporate bonds, mortgage pass-through securities, commercial mortgage-backed securities and asset-backed securities. All bonds included in the Index must be denominated in U.S. dollars, have a fixed rate, be non-convertible, be publicly offered in the U.S. and have at least one year remaining until maturity. The Index is capitalization weighted and rebalanced monthly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
13

Direxion Daily 20+ Year Treasury Bear 1X Shares

Performance Summary (Unaudited)

March 23, 20111 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily 20+ Year Treasury Bear 1X Shares (NAV)	(19.67)%	(4.01)%	(6.35)%	(9.02)%
Direxion Daily 20+ Year Treasury Bear 1X Shares (Market Price)	(19.58)%	(4.05)%	(6.26)%	(9.01)%
ICE U.S. Treasury 20+ Year Bond Index	28.15%	5.31%	6.17%	8.00%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.33%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.45% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-100%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the Index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -100% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
14

Direxion Daily CSI 300 China A Share Bull 2X Shares

Performance Summary (Unaudited)

April 16, 20151 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily CSI 300 China A Share Bull 2X Shares (NAV)	35.87%	5.47%	(12.55)%
Direxion Daily CSI 300 China A Share Bull 2X Shares (Market Price)	35.38%	5.39%	(12.60)%
CSI 300 Index	24.47%	5.88%	(3.35)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.13%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI 300 Index is a modified free-float market capitalization weighted index comprised of the largest and most liquid stocks in the Chinese A-share market. Index constituent stocks must have been listed for more than three months (unless the stock's average daily A-share market capitalization since its initial listing ranks among the top 30 of all A-shares) and must not be experiencing obvious abnormal fluctuations or market manipulations. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
15

Direxion Daily CSI China Internet Index Bull 2X Shares

Performance Summary (Unaudited)

November 2, 20161 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily CSI China Internet Bull 2X Shares (NAV)	7.53%	0.40%
Direxion Daily CSI China Internet Bull 2X Shares (Market Price)	7.54%	0.45%
CSI Overseas China Internet Index	12.63%	6.50%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.22%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The CSI Overseas China Internet Index is designed to measure the performance of the investable universe of publicly traded China-based companies whose primary business or businesses are in the Internet and Internet-related sectors, as defined by the index sponsor, China Securities Index Co., Ltd. (''CSI''). A China-based company is a company that meets at least one of the following criteria: 1) the company is incorporated in mainland China; 2) its headquarters are in mainland China; or 3) at least 50% of the revenue from goods produced or sold, or services performed in mainland China. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
16

Direxion Daily MSCI European Financials Bull 2X Shares

Performance Summary (Unaudited)

July 27, 20161 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily MSCI European Financials Bull 2X Shares (NAV)	3.20%	5.25%	11.23%
Direxion Daily MSCI European Financials Bull 2X Shares (Market Price)	2.05%	4.48%	10.95%
MSCI Europe Financials Index	4.77%	5.84%	9.02%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.57%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.80% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Europe Financials Index is provided by MSCI Inc. and is a free float-adjusted, market capitalization weighted index and represents securities of large-capitalization and mid-capitalization companies across developed market countries in Europe. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
17

Direxion Daily S&P 500® Bull 2X Shares

Performance Summary (Unaudited)

May 28, 20141 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily S&P 500® Bull 2X Shares (NAV)	23.64%	26.49%	17.88%	18.79%
Direxion Daily S&P 500® Bull 2X Shares (Market Price)	22.99%	26.43%	17.94%	18.82%
S&P 500® Index	14.33%	14.91%	10.78%	11.15%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.10%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500® Index are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
18

Direxion Daily Small Cap Bull 2X Shares

Performance Summary (Unaudited)

July 29, 20141 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Small Cap Bull 2X Shares (NAV)	2.97%	17.37%	10.34%	10.98%
Direxion Daily Small Cap Bull 2X Shares (Market Price)	2.53%	16.25%	10.39%	11.08%
Russell 2000® Index	4.90%	10.96%	7.37%	7.66%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.05%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.60% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (200%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 200% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT
19

Expense Example (Unaudited)

October 31, 2019

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2019 to October 31, 2019).

Actual expenses

The first line under each Fund in the table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2019 to October 31, 2019" to estimate the expenses you paid on your account during this period.

Hypothetical example for comparison purposes

The second line of the table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

October 31, 2019

	Annualized Expense Ratio	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period May 1, 2019 to October 31, 2019*
Direxion Daily CSI 300 China A Share Bear 1X Shares
Based on actual fund return	0.81%	$1,000.00	$1,026.80	$4.14
Based on hypothetical 5% return	0.81%	1,000.00	1,021.12	4.13
Direxion Daily S&P 500® Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	970.30	2.23
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion Daily Total Bond Market Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	962.90	2.23
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29
Direxion Daily 20+ Year Treasury Bear 1X Shares
Based on actual fund return	0.45%	1,000.00	874.20	2.13
Based on hypothetical 5% return	0.45%	1,000.00	1,022.94	2.29

DIREXION ANNUAL REPORT
20

Expense Example (Unaudited)

October 31, 2019

	Annualized Expense Ratio	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period May 1, 2019 to October 31, 2019*
Direxion Daily CSI 300 China A Share Bull 2X Shares
Based on actual fund return	1.25%	$1,000.00	$884.80	$5.94
Based on hypothetical 5% return	1.25%	1,000.00	1,018.90	6.36
Direxion Daily CSI China Internet Index Bull 2X Shares
Based on actual fund return	1.04%	1,000.00	799.20	4.72
Based on hypothetical 5% return	1.04%	1,000.00	1,019.96	5.30
Direxion Daily MSCI European Financials Bull 2X Shares
Based on actual fund return	0.86%	1,000.00	923.40	4.17
Based on hypothetical 5% return	0.86%	1,000.00	1,020.87	4.38
Direxion Daily S&P 500® Bull 2X Shares
Based on actual fund return	0.68%	1,000.00	1,057.60	3.53
Based on hypothetical 5% return	0.68%	1,000.00	1,021.78	3.47
Direxion Daily Small Cap Bull 2X Shares
Based on actual fund return	0.75%	1,000.00	947.30	3.68
Based on hypothetical 5% return	0.75%	1,000.00	1,021.42	3.82

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2019 to October 31, 2019), then divided by 365.

DIREXION ANNUAL REPORT
21

Allocation of Portfolio Holdings (Unaudited)

October 31, 2019

	Cash*	Investment Companies	Swaps	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	101%	—	(1)%	100%
Direxion Daily S&P 500® Bear 1X Shares	104%	—	(4)%	100%
Direxion Daily Total Bond Market Bear 1X Shares	106%	—	(6)%	100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	109%	—	(9)%	100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	64%	30%	6%	100%
Direxion Daily CSI China Internet Index Bull 2X Shares	51%	40%	9%	100%
Direxion Daily MSCI European Financials Bull 2X Shares	30%	66%	4%	100%
Direxion Daily S&P 500® Bull 2X Shares	(6)%	98%	8%	100%
Direxion Daily Small Cap Bull 2X Shares	(1)%	95%	6%	100%

* Cash, cash equivalents and other assets less liabilities.

DIREXION ANNUAL REPORT
22

Direxion Daily CSI 300 China A Share Bear 1X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 19.7%
Money Market Funds - 19.7%
1,601,630	Dreyfus Government Cash Management Institutional Shares, 1.73% (a)	$1,601,630
2,461,529	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	2,461,529
	TOTAL SHORT TERM INVESTMENTS (Cost $4,063,159) (b)	$4,063,159
	TOTAL INVESTMENTS (Cost $4,063,159) - 19.7%	$4,063,159
	Other Assets in Excess of Liabilities - 80.3%	16,552,018
	TOTAL NET ASSETS - 100.0%	$20,615,177

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,063,159.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.1464% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Bank of America Merrill Lynch	12/9/2019	282,653	$7,840,569	$(25,059)
1.7775% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Credit Suisse Capital LLC	12/10/2019	261,577	7,261,772	8,767
0.7775% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	Citibank N.A.	12/11/2019	160,267	4,379,221	(77,694)
1.1475% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	9/16/2020	10,212	277,507	(6,898)
1.1475% representing 1 month LIBOR rate + spread	Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	BNP Paribas	11/18/2020	23,658	656,142	(4,160)
					$20,415,211	$(105,044)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
23

Direxion Daily S&P 500® Bear 1X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 22.2%
Money Market Funds - 22.2%
4,340,352	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	$4,340,352
	TOTAL SHORT TERM INVESTMENTS (Cost $4,340,352) (b)	$4,340,352
	TOTAL INVESTMENTS (Cost $4,340,352) - 22.2%	$4,340,352
	Other Assets in Excess of Liabilities - 77.8%	15,184,703
	TOTAL NET ASSETS - 100.0%	$19,525,055

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $4,340,352.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.0075% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Credit Suisse Capital LLC	12/13/2019	6,428	$18,748,473	$(759,083)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
24

Direxion Daily Total Bond Market Bear 1X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 22.7%
Money Market Funds - 22.7%
670,968	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	$670,968
	TOTAL SHORT TERM INVESTMENTS (Cost $670,968) (b)	$670,968
	TOTAL INVESTMENTS (Cost $670,968) - 22.7%	$670,968
	Other Assets in Excess of Liabilities - 77.3%	2,284,409
	TOTAL NET ASSETS - 100.0%	$2,955,377

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $670,968.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.4275% representing 1 month LIBOR rate + spread	Total return of iShares Core U.S. Aggregate Bond ETF	Credit Suisse Capital LLC	12/10/2019	26,119	$2,792,723	$(179,035)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
25

Direxion Daily 20+ Year Treasury Bear 1X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 27.3%
Money Market Funds - 27.3%
702,281	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	$702,281
	TOTAL SHORT TERM INVESTMENTS (Cost $702,281) (b)	$702,281
	TOTAL INVESTMENTS (Cost $702,281) - 27.3%	$702,281
	Other Assets in Excess of Liabilities - 72.7%	1,874,805
	TOTAL NET ASSETS - 100.0%	$2,577,086

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $702,281.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.7275% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Credit Suisse Capital LLC	12/10/2019	14,570	$1,820,385	$(239,245)
1.7464% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Citibank N.A.	12/10/2020	3,676	513,946	(4,888)
					$2,334,331	$(244,133)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
26

Direxion Daily CSI 300 China A Share Bull 2X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 29.8%
1,366,331	Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF (a)(b)	$38,147,961
	TOTAL INVESTMENT COMPANIES (Cost $40,555,684)	$38,147,961
SHORT TERM INVESTMENTS - 58.9%
Money Market Funds - 58.9%
45,820,685	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$45,820,685
29,514,795	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	29,514,795
	TOTAL SHORT TERM INVESTMENTS (Cost $75,335,480)	$75,335,480
	TOTAL INVESTMENTS (Cost $115,891,164) - 88.7% (e)	$113,483,441
	Other Assets in Excess of Liabilities - 11.3%	14,413,357
	TOTAL NET ASSETS - 100.0%	$127,896,798

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $43,380,795.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.2775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2019	1,034,019	$23,760,538	$4,635,998
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	1.2775% representing 1 month LIBOR rate + spread	Citibank N.A.	12/10/2019	655,199	15,399,951	2,750,688
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.2464% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/10/2019	1,906,120	53,470,617	(429,804)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	0.6275% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2019	500,000	14,000,000	(79,600)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.0675% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	634,050	16,834,386	781,056
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.0675% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	2,185,555	60,780,285	(175,990)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
27

Direxion Daily CSI 300 China A Share Bull 2X Shares

Long Total Return Swap Contracts, continued

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.0675% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	698,677	$19,044,508	$381,742
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.0675% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	157,428	4,445,081	(65,028)
Total return of Deutsche Xtrackers Harvest CSI 300 China A-Shares ETF	2.0675% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	24,303	659,958	17,603
					$208,395,324	$7,816,665

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
28

Direxion Daily CSI China Internet Index Bull 2X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 40.1%
475,072	KraneShares CSI China Internet ETF (a)(b)	$21,340,234
	TOTAL INVESTMENT COMPANIES (Cost $21,571,644)	$21,340,234
SHORT TERM INVESTMENTS - 70.1%
Money Market Funds - 70.1%
17,763,487	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$17,763,487
19,552,152	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	19,552,152
	TOTAL SHORT TERM INVESTMENTS (Cost $37,315,639)	$37,315,639
	TOTAL INVESTMENTS (Cost $58,887,283) - 110.2% (e)	$58,655,873
	Liabilities in Excess of Other Assets - (10.2)%	(5,437,028)
	TOTAL NET ASSETS - 100.0%	$53,218,845

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $19,552,152.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of KraneShares CSI China Internet ETF	2.5275% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2019	455,763	$19,939,519	$502,259
Total return of KraneShares CSI China Internet ETF	2.4275% representing 1 month LIBOR rate + spread	BNP Paribas	12/18/2019	774,116	32,187,743	2,177,479
Total return of KraneShares CSI China Internet ETF	2.4275% representing 1 month LIBOR rate + spread	BNP Paribas	12/16/2020	166,759	6,918,376	490,930
Total return of KraneShares CSI China Internet ETF	2.4275% representing 1 month LIBOR rate + spread	BNP Paribas	1/20/2021	21,838	907,332	64,233
Total return of KraneShares CSI China Internet ETF	2.4275% representing 1 month LIBOR rate + spread	BNP Paribas	2/17/2021	165,524	6,573,801	821,909
Total return of KraneShares CSI China Internet ETF	2.4275% representing 1 month LIBOR rate + spread	BNP Paribas	3/17/2021	211,695	8,790,913	672,710
Total return of KraneShares CSI China Internet ETF	2.4275% representing 1 month LIBOR rate + spread	BNP Paribas	4/21/2021	98,733	4,187,829	238,021
					$79,505,513	$4,967,541

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
29

Direxion Daily MSCI European Financials Bull 2X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 65.6%
251,203	iShares MSCI Europe Financials ETF (a)(b)	$4,622,135
	TOTAL INVESTMENT COMPANIES (Cost $5,377,821)	$4,622,135
SHORT TERM INVESTMENTS - 41.0%
Money Market Funds - 41.0%
2,090,669	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$2,090,669
798,064	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	798,064
	TOTAL SHORT TERM INVESTMENTS (Cost $2,888,733)	$2,888,733
	TOTAL INVESTMENTS (Cost $8,266,554) - 106.6% (e)	$7,510,868
	Liabilities in Excess of Other Assets - (6.6)%	(468,022)
	TOTAL NET ASSETS - 100.0%	$7,042,846

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,006,064.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI Europe Financials ETF	2.3275% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2019	189,133	$3,369,517	$130,551
Total return of iShares MSCI Europe Financials ETF	2.3775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/18/2019	325,192	5,867,971	148,093
					$9,237,488	$278,644

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
30

Direxion Daily S&P 500® Bull 2X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 97.5%
34,728	iShares Core S&P 500 ETF (a)	$10,590,998
	TOTAL INVESTMENT COMPANIES (Cost $9,286,502)	$10,590,998
SHORT TERM INVESTMENTS - 1.4%
Money Market Funds - 1.4%
150,000	Dreyfus Government Cash Management Institutional Shares, 1.73% (b)	$150,000
	TOTAL SHORT TERM INVESTMENTS (Cost $150,000)	$150,000
	TOTAL INVESTMENTS (Cost $9,436,502) - 98.9% (c)	$10,740,998
	Other Assets in Excess of Liabilities - 1.1%	120,385
	TOTAL NET ASSETS - 100.0%	$10,861,383

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,914,550.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	2.1964% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	11/25/2019	413	$1,240,044	$13,972
Total return of S&P 500® Index	2.1775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2019	3,252	8,961,770	885,158
					$10,201,814	$899,130

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
31

Direxion Daily Small Cap Bull 2X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 95.0%
19,025	iShares Russell 2000 ETF (a)	$2,957,435
	TOTAL INVESTMENT COMPANIES (Cost $2,669,918)	$2,957,435
SHORT TERM INVESTMENTS - 3.9%
Money Market Funds - 3.9%
120,503	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$120,503
	TOTAL SHORT TERM INVESTMENTS (Cost $120,503)	$120,503
	TOTAL INVESTMENTS (Cost $2,790,421) - 98.9% (c)	$3,077,938
	Other Assets in Excess of Liabilities - 1.1%	33,584
	TOTAL NET ASSETS - 100.0%	$3,111,522

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,943,310.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 2000® Index	2.1275% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2019	355	$544,209	$10,185
Total return of Russell 2000® Index	2.1275% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/26/2019	1,735	2,521,985	168,061
					$3,066,194	$178,246

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
32

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares
Assets:
Investments, at fair value (Note 2)	$4,063,159	$4,340,352	$670,968	$702,281
Cash equivalents	16,680,370	15,882,069	2,463,382	2,115,396
Due from Adviser, net (Note 6)	—	—	3,368	3,066
Dividend and interest receivable	32,058	31,692	4,894	4,426
Unrealized appreciation on swap contracts	8,767	—	—	—
Prepaid expenses and other assets	10,551	41,116	3,696	10,627
Total Assets	20,794,905	20,295,229	3,146,308	2,835,796
Liabilities:
Unrealized depreciation on swap contracts	113,811	759,083	179,035	244,133
Due to Adviser, net (Note 6)	12,322	2,327	—	—
Due to broker for swap contracts	—	—	1,701	10,849
Accrued expenses and other liabilities	53,595	8,764	10,195	3,728
Total Liabilities	179,728	770,174	190,931	258,710
Net Assets	$20,615,177	$19,525,055	$2,955,377	$2,577,086
Net Assets Consist of:
Capital stock	$39,940,912	$32,723,015	$5,655,327	$7,023,489
Total distributable loss	(19,325,735)	(13,197,960)	(2,699,950)	(4,446,403)
Net Assets	$20,615,177	$19,525,055	$2,955,377	$2,577,086
Calculation of Net Asset Value Per Share:
Net assets	$20,615,177	$19,525,055	$2,955,377	$2,577,086
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	700,000	749,983	100,001	150,001
Net assets value, redemption price and offering price per share	$29.45	$26.03	$29.55	$17.18
Cost of Investments	$4,063,159	$4,340,352	$670,968	$702,281

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
33

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily MSCI European Financials Bull 2X Shares	Direxion Daily S&P 500® Bull 2X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$113,483,441	$58,655,873	$7,510,868	$10,740,998
Cash equivalents	50,327,498	12,944,044	1,595,726	117,575
Receivable for Fund shares sold	—	9,732	—	—
Dividend and interest receivable	152,067	78,018	4,011	350
Due from broker for swap contracts	—	60,434	1,722	1,005
Unrealized appreciation on swap contracts	8,567,087	4,967,541	278,644	899,130
Prepaid expenses and other assets	3,662	19,012	13,860	4,169
Total Assets	172,533,755	76,734,654	9,404,831	11,763,227
Liabilities:
Collateral for securities loaned (Note 2)	34,518,131	17,763,487	2,090,669	—
Unrealized depreciation on swap contracts	750,422	—	—	—
Due to Adviser, net (Note 6)	86,733	34,948	2,126	1,651
Due to broker for swap contracts	9,225,208	5,681,078	255,264	890,034
Accrued expenses and other liabilities	56,463	36,295	13,926	10,159
Total Liabilities	44,636,957	23,515,808	2,361,985	901,844
Net Assets	$127,896,798	$53,218,845	$7,042,846	$10,861,383
Net Assets Consist of:
Capital stock	$168,781,331	$106,799,159	$11,245,110	$8,857,595
Total distributable earnings (loss)	(40,884,533)	(53,580,314)	(4,202,264)	2,003,788
Net Assets	$127,896,798	$53,218,845	$7,042,846	$10,861,383
Calculation of Net Asset Value Per Share:
Net assets	$127,896,798	$53,218,845	$7,042,846	$10,861,383
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	5,950,000	2,200,001	250,001	183,236
Net assets value, redemption price and offering price per share	$21.50	$24.19	$28.17	$59.28
Cost of Investments	$115,891,164	$58,887,283	$8,266,554	$9,436,502

*  Securities loaned with values of $33,521,478,$17,252,604,$2,024,644 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
34

Statements of Assets and Liabilities

October 31, 2019

Direxion Daily Small Cap Bull 2X Shares
Assets:
Investments, at fair value (Note 2)	$3,077,938
Cash equivalents	43,921
Due from Adviser, net (Note 6)	709
Dividend and interest receivable	85
Unrealized appreciation on swap contracts	178,246
Prepaid expenses and other assets	6,264
Total Assets	3,307,163
Liabilities:
Due to broker for swap contracts	190,380
Accrued expenses and other liabilities	5,261
Total Liabilities	195,641
Net Assets	$3,111,522
Net Assets Consist of:
Capital stock	$2,888,893
Total distributable earnings	222,629
Net Assets	$3,111,522
Calculation of Net Asset Value Per Share:
Net assets	$3,111,522
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	66,644
Net assets value, redemption price and offering price per share	$46.69
Cost of Investments	$2,790,421

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
35

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily Total Bond Market Bear 1X Shares	Direxion Daily 20+ Year Treasury Bear 1X Shares
Investment Income:
Interest income	$1,217,794	$367,239	$70,195	$95,431
Total investment income	1,217,794	367,239	70,195	95,431
Expenses:
Investment advisory fees (Note 6)	315,892	55,683	10,791	14,311
Interest expense	40,281	788	—	661
Fund servicing fees	28,151	9,211	2,588	3,112
Professional fees	17,632	12,323	10,466	10,611
Licensing fees	15,795	19,998	27,218	21,763
Management service fees (Note 6)	13,440	4,049	789	1,047
Reports to shareholders	8,830	2,672	518	690
Pricing fees	6,001	6,001	6,001	6,000
Exchange listing fees	5,000	5,000	5,000	5,000
Trustees' fees and expenses	2,283	696	133	175
Insurance fees	1,316	400	77	102
Other	1,825	634	132	175
Total Expenses	456,446	117,455	63,713	63,647
Recoupment of expenses to Adviser (Note 6)	8,897	—	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(6,269)	(45,074)	(49,839)	(44,586)
Net Expenses	459,074	72,381	13,874	19,061
Net investment income	758,720	294,858	56,321	76,370
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Swap contracts	(2,003,774)	(1,784,375)	(64,539)	(537,352)
Net realized loss	(2,003,774)	(1,784,375)	(64,539)	(537,352)
Change in net unrealized appreciation (depreciation) on:
Swap contracts	(7,782,190)	(857,071)	(211,906)	(473,203)
Change in net unrealized depreciation	(7,782,190)	(857,071)	(211,906)	(473,203)
Net realized and unrealized (loss)	(9,785,964)	(2,641,446)	(276,445)	(1,010,555)
Net decrease in net assets resulting from operations	$(9,027,244)	$(2,346,588)	$(220,124)	$(934,185)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
36

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily CSI 300 China A Share Bull 2X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares	Direxion Daily MSCI European Financials Bull 2X Shares	Direxion Daily S&P 500® Bull 2X Shares
Investment Income:
Dividend income	$164,589	$6,426	$265,290	$204,733
Interest income	1,947,244	899,373	62,175	5,331
Securities lending income	177,609	130,995	11,657	—
Total investment income	2,289,442	1,036,794	339,122	210,064
Expenses:
Investment advisory fees (Note 6)	909,632	440,552	45,261	44,605
Interest expense	298,092	53,595	3,174	3,972
Fund servicing fees	63,492	31,284	4,890	5,595
Licensing fees	36,383	17,622	—	5,353
Management service fees (Note 6)	30,946	14,992	1,931	2,283
Professional fees	27,582	18,515	11,087	11,297
Reports to shareholders	20,166	9,811	1,265	1,490
Pricing fees	6,001	6,001	6,001	6,001
Trustees' fees and expenses	5,241	2,560	323	389
Exchange listing fees	5,000	5,001	5,001	5,000
Insurance fees	3,043	1,466	189	223
Other	5,404	2,410	3,051	337
Total Expenses	1,410,982	603,809	82,173	86,545
Recoupment of expenses to Adviser (Note 6)	39,312	618	183	—
Less: Reimbursement of expenses from Adviser (Note 6)	—	(618)	(18,834)	(40,869)
Net Expenses	1,450,294	603,809	63,522	45,676
Net investment income	839,148	432,985	275,600	164,388
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(1,098,476)	(355,807)	(184,219)
In-kind redemptions	1,973,296	618,173	(59,765)	483,570
Swap contracts	(4,150,548)	(22,396,032)	(1,332,961)	311,313
Net realized gain (loss)	(2,177,252)	(22,876,335)	(1,748,533)	610,664
Capital gain distributions from regulated investment companies	—	540,329	—	—
Change in net unrealized appreciation (depreciation) on:
Investment securities	(2,426,792)	1,145,035	248,984	850,191
Swap contracts	23,198,436	23,612,327	1,327,119	884,450
Change in net unrealized appreciation	20,771,644	24,757,362	1,576,103	1,734,641
Net realized and unrealized gain (loss)	18,594,392	2,421,356	(172,430)	2,345,305
Net increase in net assets resulting from operations	$19,433,540	$2,854,341	$103,170	$2,509,693

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
37

Statements of Operations

For the Year Ended October 31, 2019

Direxion Daily Small Cap Bull 2X Shares
Investment Income:
Dividend income	$36,437
Interest income	4,835
Total investment income	41,272
Expenses:
Investment advisory fees (Note 6)	15,027
Professional fees	10,453
Pricing fees	6,001
Exchange listing fees	5,000
Interest expense	3,950
Fund servicing fees	2,545
Licensing fees	2,125
Management service fees (Note 6)	769
Reports to shareholders	503
Trustees' fees and expenses	130
Insurance fees	75
Other	35
Total Expenses	46,613
Less: Reimbursement of expenses from Adviser (Note 6)	(28,887)
Net Expenses	17,726
Net investment income	23,546
Net realized and unrealized gain (loss) on investments:
Net realized loss on:
Investment securities	(90,058)
Swap contracts	(139,744)
Net realized loss	(229,802)
Change in net unrealized appreciation (depreciation) on:
Investment securities	144,348
Swap contracts	146,526
Change in net unrealized appreciation	290,874
Net realized and unrealized gain	61,072
Net increase in net assets resulting from operations	$84,618

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
38

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bear 1X Shares		Direxion Daily S&P 500® Bear 1X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$758,720	$761,762	$294,858	$216,398
Net realized loss	(2,003,774)	(1,332,395)	(1,784,375)	(2,997,549)
Capital gain distributions from regulated investment companies	—	23	—	6
Change in net unrealized appreciation (depreciation)	(7,782,190)	18,775,016	(857,071)	968,748
Net increase (decrease) in net assets resulting from operations	(9,027,244)	18,204,406	(2,346,588)	(1,812,397)
Distributions to shareholders:
Net distributions to shareholders	(870,624)	(598,809)	(291,409)	(213,414)
Total distributions	(870,624)	(598,809)	(291,409)	(213,414)
Capital share transactions:
Proceeds from shares sold	170,966,098	58,055,462	23,449,609	39,103,913
Cost of shares redeemed	(256,282,133)	(60,859,177)	(14,666,479)	(57,202,665)
Transaction fees (Note 4)	78,763	30,429	—	—
Net increase (decrease) in net assets resulting from capital transactions	(85,237,272)	(2,773,286)	8,783,130	(18,098,752)
Total increase (decrease) in net assets	(95,135,140)	14,832,311	6,145,133	(20,124,563)
Net assets:
Beginning of year	115,750,317	100,918,006	13,379,922	33,504,485
End of year	$20,615,177	$115,750,317	$19,525,055	$13,379,922
Changes in shares outstanding
Shares outstanding, beginning of year	3,000,000	3,150,000	449,983	1,049,983
Shares sold	5,550,000	1,750,000	800,000	1,300,000
Shares repurchased	(7,850,000)	(1,900,000)	(500,000)	(1,900,000)
Shares outstanding, end of year	700,000	3,000,000	749,983	449,983

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
39

Statements of Changes in Net Assets

	Direxion Daily Total Bond Market Bear 1X Shares		Direxion Daily 20+ Year Treasury Bear 1X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$56,321	$34,087	$76,370	$57,208
Net realized gain (loss)	(64,539)	67,483	(537,352)	10,118
Capital gain distributions from regulated investment companies	—	—	—	1
Change in net unrealized appreciation (depreciation)	(211,906)	40,492	(473,203)	356,060
Net increase (decrease) in net assets resulting from operations	(220,124)	142,062	(934,185)	423,387
Distributions to shareholders:
Net distributions to shareholders	(56,669)	(29,132)	(80,132)	(49,218)
Total distributions	(56,669)	(29,132)	(80,132)	(49,218)
Capital share transactions:
Proceeds from shares sold	—	—	—	1,027,765
Cost of shares redeemed	—	—	(1,873,890)	(1,049,560)
Transaction fees (Note 4)	—	—	—	—
Net decrease in net assets resulting from capital transactions	—	—	(1,873,890)	(21,795)
Total increase (decrease) in net assets	(276,793)	112,930	(2,888,207)	352,374
Net assets:
Beginning of year	3,232,170	3,119,240	5,465,293	5,112,919
End of year	$2,955,377	$3,232,170	$2,577,086	$5,465,293
Changes in shares outstanding
Shares outstanding, beginning of year	100,001	100,001	250,001	250,001
Shares sold	—	—	—	50,000
Shares repurchased	—	—	(100,000)	(50,000)
Shares outstanding, end of year	100,001	100,001	150,001	250,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT
40

Statements of Changes in Net Assets

	Direxion Daily CSI 300 China A Share Bull 2X Shares		Direxion Daily CSI China Internet Index Bull 2X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$839,148	$472,976	$432,985	$488,331
Net realized loss	(2,177,252)	(2,840,303)	(22,876,335)	(32,732,044)
Capital gain distributions from regulated investment companies	—	15	540,329	2
Change in net unrealized appreciation (depreciation)	20,771,644	(32,930,435)	24,757,362	(21,135,642)
Net increase (decrease) in net assets resulting from operations	19,433,540	(35,297,747)	2,854,341	(53,379,353)
Distributions to shareholders:
Net distributions to shareholders	(863,144)	(232,436)	(458,946)	(3,391,631)
Total distributions	(863,144)	(232,436)	(458,946)	(3,391,631)
Capital share transactions:
Proceeds from shares sold	130,836,659	77,058,552	21,315,859	77,789,755
Cost of shares redeemed	(98,073,203)	(35,057,897)	(20,431,084)	(56,960,474)
Transaction fees (Note 4)	10,712	3,506	1,739	—
Net increase in net assets resulting from capital transactions	32,774,168	42,004,161	886,514	20,829,281
Total increase (decrease) in net assets	51,344,564	6,473,978	3,281,909	(35,941,703)
Net assets:
Beginning of year	76,552,234	70,078,256	49,936,936	85,878,639
End of year	$127,896,798	$76,552,234	$53,218,845	$49,936,936
Changes in shares outstanding
Shares outstanding, beginning of year	4,800,000	2,450,000	2,200,001	1,750,001
Shares sold	5,900,000	3,550,000	850,000	1,650,000
Shares repurchased	(4,750,000)	(1,200,000)	(850,000)	(1,200,000)
Shares outstanding, end of year	5,950,000	4,800,000	2,200,001	2,200,001

The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

	Direxion Daily MSCI European Financials Bull 2X Shares		Direxion Daily S&P 500® Bull 2X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$275,600	$126,612	$164,388	$103,586
Net realized gain (loss)	(1,748,533)	(1,799,267)	610,664	678,688
Change in net unrealized appreciation (depreciation)	1,576,103	(2,202,592)	1,734,641	(459,841)
Net increase (decrease) in net assets resulting from operations	103,170	(3,875,247)	2,509,693	322,433
Distributions to shareholders:
Net distributions to shareholders	(275,600)	(335,461)	(169,500)	(276,477)
Return of capital	(634)	—	—	—
Total distributions	(276,234)	(335,461)	(169,500)	(276,477)
Capital share transactions:
Proceeds from shares sold	1,464,729	8,765,950	6,987,262	8,182,169
Cost of shares redeemed	(1,348,929)	(7,087,300)	(4,980,441)	(5,561,110)
Transaction fees (Note 4)	135	1,882	270	—
Net increase in net assets resulting from capital transactions	115,935	1,680,532	2,007,091	2,621,059
Total increase (decrease) in net assets	(57,129)	(2,530,176)	4,347,284	2,667,015
Net assets:
Beginning of year	7,099,975	9,630,151	6,514,099	3,847,084
End of year	$7,042,846	$7,099,975	$10,861,383	$6,514,099
Changes in shares outstanding
Shares outstanding, beginning of year	250,001	200,001	133,236	83,236
Shares sold	50,000	200,000	150,000	150,000
Shares repurchased	(50,000)	(150,000)	(100,000)	(100,000)
Shares outstanding, end of year	250,001	250,001	183,236	133,236
The accompanying notes are an integral part of these financial statements.

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Statements of Changes in Net Assets

	Direxion Daily Small Cap Bull 2X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$23,546	$33,140
Net realized gain (loss)	(229,802)	230,663
Change in net unrealized appreciation (depreciation)	290,874	(297,274)
Net increase (decrease) in net assets resulting from operations	84,618	(33,471)
Distributions to shareholders:
Net distributions to shareholders	(28,452)	(192,231)
Total distributions	(28,452)	(192,231)
Capital share transactions:
Proceeds from shares sold	—	7,563,156
Cost of shares redeemed	—	(7,519,147)
Net increase in net assets resulting from capital transactions	—	44,009
Total increase (decrease) in net assets	56,166	(181,693)
Net assets:
Beginning of year	3,055,356	3,237,049
End of year	$3,111,522	$3,055,356
Changes in shares outstanding
Shares outstanding, beginning of year	66,644	66,644
Shares sold	—	150,000
Shares repurchased	—	(150,000)
Shares outstanding, end of year	66,644	66,644

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

October 31, 2019

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily CSI 300 China A Share Bear 1X Shares
For the Year Ended October 31, 2019	$38.58	$0.48	$0.50	$(8.59)	$(8.11)	$(1.02)	$—	$—	$(1.02)	$29.45	(21.08)%	$20,615	0.88%	0.87%	1.44%	0.80%	0.79%	1.52%	0%
For the Year Ended October 31, 2018	$32.04	0.24	0.26	6.50	6.74	(0.20)	—	—	(0.20)	$38.58	21.11%	$115,750	0.85%	0.81%	0.72%	0.80%	0.76%	0.77%	0%
For the Year Ended October 31, 2017	$41.32	(0.05)	(0.05)	(9.23)	(9.28)	—	—	—	—	$32.04	(22.46)%	$100,918	0.80%	0.79%	(0.12)%	0.80%	0.79%	(0.12)%	0%
For the Year Ended October 31, 2016	$45.36	(0.29)	(0.29)	(3.75)	(4.04)	—	—	—	—	$41.32	(8.91)%	$86,765	0.81%	0.84%	(0.66)%	0.80%	0.83%	(0.65)%	0%
For the Period June 17, 2015[8] through October 31, 2015	$40.00	(0.14)	(0.14)	5.50	5.36	—	—	—	—	$45.36	13.40%	$147,409	0.80%	0.84%	(0.76)%	0.80%	0.83%	(0.76)%	0%
Direxion Daily S&P 500® Bear 1X Shares
For the Year Ended October 31, 2019	$29.73	0.52	0.52	(3.72)	(3.20)	(0.50)	—	—	(0.50)	$26.03	(10.90)%	$19,525	0.45%	0.73%	1.86%	0.45%	0.73%	1.86%	0%
For the Year Ended October 31, 2018	$31.91	0.30	0.30	(2.14)	(1.84)	(0.34)	—	—	(0.34)	$29.73	(5.74)%	$13,380	0.45%	0.65%	0.99%	0.45%	0.65%	0.99%	0%
For the Year Ended October 31, 2017	$39.30	0.07	0.08	(7.31)	(7.24)	(0.15)	—	—	(0.15)	$31.91	(18.62)%	$33,504	0.45%	0.60%	0.21%	0.45%	0.60%	0.21%	0%
For the Period June 8, 2016[8] through October 31, 2016	$40.00	0.02	0.02	(0.72)	(0.70)	—	—	—	—	$39.30	(1.75)%	$47,153	0.09%	0.66%	0.17%	0.09%	0.66%	0.17%	0%
Direxion Daily Total Bond Market Bear 1X Shares
For the Year Ended October 31, 2019	$32.32	0.56	0.56	(2.76)	(2.20)	(0.57)	—	—	(0.57)	$29.55	(6.86)%	$2,955	0.45%	2.07%	1.83%	0.45%	2.07%	1.83%	0%
For the Year Ended October 31, 2018	$31.19	0.34	0.34	1.08	1.42	(0.29)	—	—	(0.29)	$32.32	4.57%	$3,232	0.45%	2.02%	1.07%	0.45%	2.02%	1.07%	0%
For the Year Ended October 31, 2017	$31.25	0.06	0.06	(0.12)	(0.06)	—	—	—	—	$31.19	(0.19)%	$3,119	0.45%	2.33%	0.19%	0.45%	2.33%	0.19%	0%
For the Year Ended October 31, 2016	$32.76	(0.15)	(0.15)	(1.36)	(1.51)	—	—	—	—	$31.25	(4.61)%	$3,125	0.63%	2.38%	(0.47)%	0.63%	2.38%	(0.47)%	0%
For the Year Ended October 31, 2015	$33.73	(0.21)	(0.21)	(0.76)	(0.97)	—	—	—	—	$32.76	(2.88)%	$3,276	0.65%	2.34%	(0.62)%	0.65%	2.34%	(0.62)%	0%
Direxion Daily 20+ Year Treasury Bear 1X Shares
For the Year Ended October 31, 2019	$21.86	0.36	0.37	(4.63)	(4.27)	(0.41)	—	—	(0.41)	$17.18	(19.67)%	$2,577	0.47%	1.56%	1.86%	0.45%	1.54%	1.88%	0%
For the Year Ended October 31, 2018	$20.45	0.22	0.23	1.39	1.61	(0.20)	—	—	(0.20)	$21.86	7.90%	$5,465	0.46%	1.31%	1.08%	0.45%	1.30%	1.09%	0%
For the Year Ended October 31, 2017	$20.04	0.04	0.04	0.37	0.41	—	—	—	—	$20.45	2.05%	$5,113	0.45%	1.46%	0.18%	0.45%	1.46%	0.18%	0%
For the Year Ended October 31, 2016	$22.45	(0.10)	(0.10)	(2.31)	(2.41)	—	—	—	—	$20.04	(10.73)%	$12,026	0.63%	0.96%	(0.48)%	0.63%	0.96%	(0.48)%	0%
For the Year Ended October 31, 2015	$24.61	(0.14)	(0.14)	(2.02)	(2.16)	—	—	—	—	$22.45	(8.78)%	$14,594	0.65%	0.95%	(0.62)%	0.65%	0.95%	(0.62)%	0%
Direxion Daily CSI 300 China A Share Bull 2X Shares
For the Year Ended October 31, 2019	$15.95	0.14	0.19	5.56	5.70	(0.15)	—	—	(0.15)	$21.50	35.87%	$127,897	1.20%	1.17%	0.69%	0.95%	0.92%	0.94%	0%
For the Year Ended October 31, 2018	$28.60	0.17	0.19	(12.76)	(12.59)	(0.06)	—	—	(0.06)	$15.95	(44.05)%	$76,552	1.05%	1.03%	0.68%	0.95%	0.93%	0.78%	339%
For the Year Ended October 31, 2017	$18.53	(0.08)	(0.06)	10.15	10.07	—	—	—	—	$28.60	54.34%	$70,078	1.03%	1.05%	(0.36)%	0.95%	0.97%	(0.28)%	1,747%
For the Year Ended October 31, 2016	$21.71	(0.15)	(0.15)	(3.03)	(3.18)	—	—	—	—	$18.53	(14.65)%	$60,228	0.96%	1.01%	(0.81)%	0.95%	1.00%	(0.80)%	2,606%
For the Period April 16, 2015[8] through October 31, 2015	$40.00	(0.13)	(0.13)	(18.16)	(18.29)	—	—	—	—	$21.71	(45.73)%	$62,968	0.95%	1.09%	(0.93)%	0.95%	1.09%	(0.93)%	1,592%
Direxion Daily CSI China Internet Index Bull 2X Shares
For the Year Ended October 31, 2019	$22.70	0.18	0.20	1.50	1.68	(0.19)	—	—	(0.19)	$24.19	7.53%	$53,219	1.03%	1.03%	0.74%	0.94%	0.94%	0.83%	13%
For the Year Ended October 31, 2018	$49.07	0.22	0.28	(24.87)	(24.65)	(0.20)	(1.52)	—	(1.72)	$22.70	(52.04)%	$49,937	1.06%	1.03%	0.46%	0.95%	0.92%	0.57%	189%
For the Period November 2, 2016[8] through October 31, 2017	$25.00	(0.21)	(0.21)	24.28	24.07	—	—	—	—	$49.07	96.28%	$85,879	0.97%	1.13%	(0.48)%	0.95%	1.11%	(0.46)%	0%
Direxion Daily MSCI European Financials Bull 2X Shares
For the Year Ended October 31, 2019	$28.40	0.99	1.01	(0.18)	0.81	(1.04)	—	(0.00)[9]	(1.04)	$28.17	3.20%	$7,043	0.84%	1.09%	3.66%	0.80%	1.05%	3.70%	14%
For the Year Ended October 31, 2018	$48.15	0.84	0.84	(15.85)	(15.01)	(1.70)	(3.04)	—	(4.74)	$28.40	(34.53)%	$7,100	0.80%	1.14%	2.14%	0.80%	1.14%	2.14%	38%
For the Year Ended October 31, 2017	$30.35	0.42	0.43	20.17	20.59	—	(2.79)	—	(2.79)	$48.15	72.58%	$9,630	0.82%	1.30%	1.02%	0.80%	1.28%	1.04%	190%
For the Period July 27, 2016[8] through October 31, 2016	$25.00	(0.04)	(0.04)	5.39	5.35	—	—	—	—	$30.35	21.40%	$3,035	0.80%	3.32%	(0.59)%	0.80%	3.32%	(0.59)%	0%
Direxion Daily S&P 500® Bull 2X Shares
For the Year Ended October 31, 2019	$48.89	0.96	0.98	10.36	11.32	(0.93)	—	—	(0.93)	$59.28	23.64%	$10,861	0.51%	0.97%	1.85%	0.47%[10]	0.93%	1.89%	75%
For the Year Ended October 31, 2018	$46.22	0.89	0.98	4.02	4.91	(0.87)	(1.37)	—	(2.24)	$48.89	10.13%	$6,514	0.18%	1.24%	1.71%	0.00%[10]	1.06%	1.89%	59%
For the Year Ended October 31, 2017	$36.00	0.17	0.30	16.07	16.24	(0.08)	(5.94)	—	(6.02)	$46.22	48.62%	$3,847	0.82%	1.87%	0.40%	0.49%	1.54%	0.73%	363%
For the Year Ended October 31, 2016	$34.19	(0.15)	(0.14)	1.96	1.81	—	—	—	—	$36.00	5.29%	$2,996	0.64%	1.33%	(0.44)%	0.60%	1.29%	(0.40)%	419%
For the Year Ended October 31, 2015	$33.58	(0.21)	(0.21)	2.28	2.07	(0.50)	(0.96)	—	(1.46)	$34.19	6.81%	$11,394	0.60%	0.92%	(0.59)%	0.60%	0.92%	(0.59)%	208%

The accompanying notes are an integral part of these financial statements.

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Financial Highlights

October 31, 2019

													RATIOS TO AVERAGE NET ASSETS[5]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1]	Net Investment Income (Loss)[1,2]	Net Realized and Unrealized Gain (Loss) on Investments[3]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[4]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[6]	Total Expenses	Net Investment Income (Loss) after Expense Reimbursement	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Portfolio Turnover Rate[7]
Direxion Daily Small Cap Bull 2X Shares
For the Year Ended October 31, 2019	$45.85	$0.35	$0.41	$0.92	$1.27	$(0.43)	$—	$—	$(0.43)	$46.69	2.97%	$3,112	0.59%	1.55%	0.78%	0.46%[10]	1.42%	0.91%	43%
For the Year Ended October 31, 2018	$48.57	0.49	0.64	(0.33)	0.16	(0.56)	(2.32)	—	(2.88)	$45.85	(0.89)%	$3,055	0.28%	2.14%	0.92%	0.00%[10]	1.86%	1.20%	119%
For the Year Ended October 31, 2017	$30.66	0.11	0.13	17.80	17.91	—	—	—	—	$48.57	58.41%	$3,237	0.54%	2.63%	0.26%	0.49%	2.58%	0.31%	109%
For the Year Ended October 31, 2016	$30.51	(0.03)	(0.02)	1.13	1.10	—	(0.95)	—	(0.95)	$30.66	3.79%	$2,044	0.63%	3.47%	(0.09)%	0.60%	3.44%	(0.06)%	0%
For the Year Ended October 31, 2015	$31.73	(0.17)	(0.16)	(0.65)	(0.82)	—	(0.40)	—	(0.40)	$30.51	(2.54)%	$2,033	0.61%	1.52%	(0.49)%	0.60%	1.51%	(0.48)%	289%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Excludes interest expense and extraordinary expenses which comprise of tax and litigation expenses.

3  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain (loss) per share will not equal the Fund's changes in net realized and unrealized gain (loss) on investments, in-kind redemptions, futures and swaps for the period.

4  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the period, reinvestment of all dividends and distributions at net asset value during the period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized.

  The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the investment advisor.

5  For periods less than a year, these ratios are annualized.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio.

  Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

8  Commencement of operations.

9  Amount is less than $0.005.

10  This ratio includes the voluntary waiver of expenses by the Adviser. Excluding the voluntary waiver, the net expense ratio would have been 0.60%.

The accompanying notes are an integral part of these financial statements.

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45

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2019

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008, and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 90 separate series (each, a "Fund" and together the "Funds"). Nine of these Funds are included in this report:

Bear Funds	Bull Funds
Direxion Daily CSI 300 China A Share Bear 1X Shares	Direxion Daily CSI 300 China A Share Bull 2X Shares
Direxion Daily S&P 500® Bear 1X Shares	Direxion Daily CSI China Internet Index Bull 2X Shares
Direxion Daily Total Bond Market Bear 1X Shares	Direxion Daily MSCI European Financials Bull 2X Shares
Direxion Daily 20+ Year Treasury Bear 1X Shares	Direxion Daily S&P 500® Bull 2X Shares
Direxion Daily Small Cap Bull 2X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codifications ("ASC") 946, Financial Services-Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO"). All Funds presented in this report are considered commodity pools under the Commodity Exchange Act (the "CEA). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 200% of the return of the target index or benchmark and a multiple of -100% or -200% of the return of the target index or benchmark for the Bear Funds.

Funds	Index or Benchmark	Daily Target
Direxion Daily CSI 300 China A Share Bear 1X Shares	CSI 300 Index	-100%
Direxion Daily S&P 500® Bear 1X Shares	S&P 500® Index	-100%
Direxion Daily Total Bond Market Bear 1X Shares	Bloomberg Barclays U.S. Aggregate Bond Index	-100%
Direxion Daily 20+ Year Treasury Bear 1X Shares	ICE U.S. Treasury 20+ Year Bond Index	-100%
Direxion Daily CSI 300 China A Share Bull 2X Shares	CSI 300 Index	200%
Direxion Daily CSI China Internet Index Bull 2X Shares	CSI Overseas China Internet Index	200%
Direxion Daily MSCI European Financials Bull 2X Shares	MSCI Europe Financials Index	200%
Direxion Daily S&P 500® Bull 2X Shares	S&P 500® Index	200%
Direxion Daily Small Cap Bull 2X Shares	Russell 2000® Index	200%

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed

DIREXION ANNUAL REPORT
46

to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of October 31, 2019.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time ("Valuation Time")), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, the Direxion Daily Total Bond Market Bear 1X Shares, and Direxion Daily 20+ Year Treasury Bear 1X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern Time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over-the-counter ("OTC") securities held by a Fund are valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities or; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at the settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation Time will be used. Securities, swap or futures contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides a valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivative contracts and related cash collateral on the Statements of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. Each Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Funds' custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized appreciation or depreciation on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps".

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays

DIREXION ANNUAL REPORT
47

interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their investment objectives.

Accounting Standards Update No. 2013-01, "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope recognize derivative instruments accounted for under ASC 815, Derivatives and Hedging, to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement of similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statement of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statement of Operations.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2019, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2019 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

DIREXION ANNUAL REPORT
48

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$25,059	$—	$25,059[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	—	—	—	429,804	—	429,804[1]	—
Direxion Daily S&P 500® Bull 2X Shares	13,972	—	—	13,972	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$11,058	$—	$11,058[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	1,180,401	241,018	939,383[1]	—	241,018	241,018	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	4,465,282	—	4,465,282[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT
49

Description: Swap Contract

Counterparty: Citibank N.A.

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—	$77,694	$—	$77,694[1]	$—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—	4,888	—	4,888[1]	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	2,750,688	—	2,750,688[1]	—	—	—	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	502,259	—	502,259[1]	—	—	—	—	—
Direxion Daily MSCI European Financials Bull 2X Shares	130,551	—	—	130,551	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	10,185	—	—	10,185	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$8,767	$—	$—	$8,767	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	—	—	—	—	759,083	—	759,083[1]	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—	179,035	—	179,035[1]	—

DIREXION ANNUAL REPORT
50

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily 20+ Year Treasury Bear 1X Shares	$—	$—	$—	$—	$239,245	$—	$239,245[1]	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	4,635,998	—	4,635,998[1]	—	—	—	—	—
Direxion Daily Small Cap Bull 2X Shares	168,061	—	168,061[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

		Assets:				Liabilities:
		Gross Amounts not offset in the Statement of Asset and Liabilities				Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily CSI 300 China A Share Bull 2X Shares	$—	$—	$—	$—	$79,600	$—	$79,600[1]	$—
Direxion Daily MSCI European Financials Bull 2X Shares	148,093	—	148,093[1]	—	—	—	—	—
Direxion Daily S&P 500® Bull 2X Shares	885,158	—	885,158[1]	—	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts

DIREXION ANNUAL REPORT
51

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the year ended October 31, 2019.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

h) Securities Lending – Each Fund may lend up to 33 1/3% of the value of the securities in their portfolios to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, cash equivalents, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Each Fund receives compensation for lending its securities from interest or dividends earned on the cash, cash equivalents or U.S. Government securities held as collateral, net of fee rebates paid to borrower and net of fees paid to the lending agent. The amount of fees depends on a number of factors including the security type and the length of the loan. In addition, a Fund will receive a fee from the borrower for non-cash collateral equal to a percentage of the market value of the loaned securities. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions. No more than 99% of the value of any security may be on loan at any time.

As of October 31, 2019, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished, if required.

DIREXION ANNUAL REPORT
52

As of October 31, 2019, the market value of the securities loaned and the related cash and non-cash collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily CSI 300 China A Share Bull 2X Shares	$33,521,478	$34,518,131	$—	$34,518,131
Direxion Daily CSI China Internet Index Bull 2X Shares	17,252,604	17,763,487	—	17,763,487
Direxion Daily MSCI European Financials Bull 2X Shares	2,024,644	2,090,669	—	2,090,669

i) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. No Funds paid this excise tax during the period ended October 31, 2019.

j) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

k) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon the occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the years ended October 31, 2019 and October 31, 2018 are presented in the following table. The tax character of distributions to shareholders made during the period may differ from their ultimate characterization for U.S. Federal income tax purposes.

	Year Ended October 31, 2019			Year Ended October 31, 2018
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily CSI 300 China A Share Bear 1X Shares	$870,624	$—	$—	$598,809	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	291,409	—	—	213,414	—	—
Direxion Daily Total Bond Market Bear 1X Shares	56,669	—	—	29,132	—	—

DIREXION ANNUAL REPORT
53

	Year Ended October 31, 2019			Year Ended October 31, 2018
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily 20+ Year Treasury Bear 1X Shares	$80,132	$—	$—	$49,218	$—	$—
Direxion Daily CSI 300 China A Share Bull 2X Shares	863,144	—	—	232,436	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	458,946	—	—	3,391,631	—	—
Direxion Daily MSCI European Financials Bull 2X Shares	275,600	—	634	335,461	—	—
Direxion Daily S&P 500® Bull 2X Shares	169,500	—	—	276,477	—	—
Direxion Daily Small Cap Bull 2X Shares	28,452	—	—	192,231	—	—

At October 31, 2019 the components of accumulated earnings/(losses) on a tax-basis were as follows:

Funds	Net Unrealized Appreciation (Depreciation)	Undistributed Ordinary Income	Undistributed Capital Gain	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily CSI 300 China A Share Bear 1X Shares	$(1,680,374)	$22,167	$—	$(17,667,528)	$(19,325,735)
Direxion Daily S&P 500® Bear 1X Shares	(3,511,415)	29,424	—	(9,715,969)	(13,197,960)
Direxion Daily Total Bond Market Bear 1X Shares	(219,210)	4,607	—	(2,485,347)	(2,699,950)
Direxion Daily 20+ Year Treasury Bear 1X Shares	(585,609)	4,228	—	(3,865,022)	(4,446,403)
Direxion Daily CSI 300 China A Share Bull 2X Shares	(26,030,952)	60,527	—	(14,914,108)	(40,884,533)
Direxion Daily CSI China Internet Index Bull 2X Shares	(10,240,691)	46,338	—	(43,385,961)	(53,580,314)
Direxion Daily MSCI European Financials Bull 2X Shares	(1,876,987)	—	—	(2,325,277)	(4,202,264)
Direxion Daily S&P 500® Bull 2X Shares	1,939,526	64,262	—	—	2,003,788
Direxion Daily Small Cap Bull 2X Shares	344,637	3,411	—	(125,419)	222,629

1  Other Accumulated Earnings (Losses) consist of capital loss carryover.

At October 31, 2019, the aggregate gross unrealized appreciation and depreciation of investments for U.S. Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily CSI 300 China A Share Bear 1X Shares	$4,063,159	$8,767	$(1,689,141)	$(1,680,374)
Direxion Daily S&P 500® Bear 1X Shares	4,340,352	—	(3,511,415)	(3,511,415)
Direxion Daily Total Bond Market Bear 1X Shares	670,968	—	(219,210)	(219,210)
Direxion Daily 20+ Year Treasury Bear 1X Shares	702,281	—	(585,609)	(585,609)
Direxion Daily CSI 300 China A Share Bull 2X Shares	115,891,164	8,567,087	(34,598,039)	(26,030,952)
Direxion Daily CSI China Internet Index Bull 2X Shares	58,887,283	4,967,541	(15,208,232)	(10,240,691)
Direxion Daily MSCI European Financials Bull 2X Shares	8,434,878	278,644	(2,155,631)	(1,876,987)
Direxion Daily S&P 500® Bull 2X Shares	9,699,187	2,203,626	(264,100)	1,939,526
Direxion Daily Small Cap Bull 2X Shares	2,859,148	344,637	—	344,637

DIREXION ANNUAL REPORT
54

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales.

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	—	—
Direxion Daily Total Bond Market Bear 1X Shares	72,234	(72,234)
Direxion Daily 20+ Year Treasury Bear 1X Shares	282,257	(282,257)
Direxion Daily CSI 300 China A Share Bull 2X Shares	(1,187,778)	1,187,778
Direxion Daily CSI China Internet Index Bull 2X Shares	480,305	(480,305)
Direxion Daily MSCI European Financials Bull 2X Shares	59,765	(59,765)
Direxion Daily S&P 500® Bull 2X Shares	(756,953)	756,953
Direxion Daily Small Cap Bull 2X Shares	—	—

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2019, the permanent differences primarily relate to tax treatment of redemptions in-kind, expiration of capital loss carryover, and utilization of earnings and profits distributed to shareholders on redemption of shares.

In order to meet certain U.S. excise tax distribution requirements, each Fund is required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, these Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late year ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2019.

At October 31, 2019, the Funds deferred no qualified late year losses.

Under current law, each Fund may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carryforward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of these ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2019, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains:

Funds	Utilized in Current Year	Unlimited ST	Unlimited LT
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$17,667,528	$—
Direxion Daily S&P 500® Bear 1X Shares	—	9,715,969	—
Direxion Daily Total Bond Market Bear 1X Shares	—	2,485,347	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	3,865,022	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	—	14,914,108	—
Direxion Daily CSI China Internet Index Bull 2X Shares	—	43,385,961	—
Direxion Daily MSCI European Financials Bull 2X Shares	—	2,325,277	—
Direxion Daily S&P 500® Bull 2X Shares	—	—	—
Direxion Daily Small Cap Bull 2X Shares	—	116,642	8,777

Capital Loss Expired:

Direxion Total Bond Market Bear 1X Shares	$72,234
Direxion Daily 20+ Year Treasury Bear 1X Shares	282,257

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The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. Management has reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability was required to be recorded resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2019, open U.S. Federal and state income tax years include the tax years ended October 31, 2016 through October 31, 2019. The Funds have no examinations in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in creation units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees payable to the Trust are imposed to compensate the Trust for the transfer and other transaction costs of a Fund associated with the issuance and redemption of creation units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is applicable to each creation or redemption transaction, regardless of the number of creation units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each creation unit purchased or redeemed is applicable to each creation or redemption transaction. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the year ended October 31, 2019. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swaps and futures contracts. Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	—	—	—	—
Direxion Daily Total Bond Market Bear 1X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	—	—	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	3,796,055	—	113,857,587	92,865,626
Direxion Daily CSI China Internet Index Bull 2X Shares	9,917,555	2,689,567	20,200,799	18,745,990
Direxion Daily MSCI European Financials Bull 2X Shares	1,790,138	688,012	—	1,340,974
Direxion Daily S&P 500® Bull 2X Shares	9,630,307	6,614,362	2,721,440	2,719,427
Direxion Daily Small Cap Bull 2X Shares	1,297,575	1,226,245	—	—

There were no purchases or sales of long-term U.S. Government securities in the Funds during the year ended October 31, 2019.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory

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56

Agreement, each Fund pays the Adviser investment advisory fees at an annual rate based on its average daily net assets. These rates are as follows:

Direxion Daily CSI 300 China A Share Bear 1X Shares	0.60%
Direxion Daily S&P 500® Bear 1X Shares	0.35%
Direxion Daily Total Bond Market Bear 1X Shares	0.35%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.35%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.75%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.75%
Direxion Daily MSCI European Financials Bull 2X Shares	0.60%
Direxion Daily S&P 500® Bull 2X Shares	0.50%
Direxion Daily Small Cap Bull 2X Shares	0.50%

During the year ended October 31, 2019, the Adviser agreed to voluntarily waive its investment advisory fee for Direxion Daily S&P 500® Bull 2X Shares and Direxion Daily Small Cap Bull 2X Shares. The amount of this voluntary waiver was $11,822 in Direxion Daily S&P 500® Bull 2X Shares and $4,256 in Direxion Daily Small Cap Bull 2X Shares.

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse the Funds' operating expenses to the extent that they exceed the following rates multiplied by the Fund's respective average daily net assets at least until September 1, 2021. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

Direxion Daily CSI 300 China A Share Bear 1X Shares	0.80%
Direxion Daily S&P 500® Bear 1X Shares	0.45%
Direxion Daily Total Bond Market Bear 1X Shares	0.45%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.45%
Direxion Daily CSI 300 China A Share Bull 2X Shares	0.95%
Direxion Daily CSI China Internet Index Bull 2X Shares	0.95%
Direxion Daily MSCI European Financials Bull 2X Shares	0.80%
Direxion Daily S&P 500® Bull 2X Shares	0.60%
Direxion Daily Small Cap Bull 2X Shares	0.60%

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2020	October 31, 2021	October 31, 2022	Recoupment Amount
Direxion Daily CSI 300 China A Share Bear 1X Shares	$8,897	$6,269	$401	$—	$6,269	$6,670
Direxion Daily S&P 500® Bear 1X Shares	—	45,074	57,082	49,159	45,074	151,315
Direxion Daily Total Bond Market Bear 1X Shares	—	49,839	59,244	52,256	49,839	161,339
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	44,586	55,559	47,120	44,586	147,265
Direxion Daily CSI 300 China A Share Bull 2X Shares	39,312	—	9,983	2,021	—	12,004
Direxion Daily CSI China Internet Index Bull 2X Shares	618	618	—	—	—	—
Direxion Daily MSCI European Financials Bull 2X Shares	183	18,834	26,726	22,170	18,834	67,730
Direxion Daily S&P 500® Bull 2X Shares	—	29,047	33,068	29,764	29,047	91,879
Direxion Daily Small Cap Bull 2X Shares	—	24,631	55,905	47,880	24,631	128,416

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57

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of October 31, 2019 is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair valuation accounting standards, which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion of changes in valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' investments at October 31, 2019:

	Asset Class				Liability Class
	Level 1			Level 2	Level 2
Funds	Investment Companies	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$4,063,159	$16,680,370	$8,767	$(113,811)
Direxion Daily S&P 500® Bear 1X Shares	—	4,340,352	15,882,069	—	(759,083)
Direxion Daily Total Bond Market Bear 1X Shares	—	670,968	2,463,382	—	(179,035)
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	702,281	2,115,396	—	(244,133)
Direxion Daily CSI 300 China A Share Bull 2X Shares	38,147,961	75,335,480	50,327,498	8,567,087	(750,422)
Direxion Daily CSI China Internet Index Bull 2X Shares	21,340,234	37,315,639	12,944,044	4,967,541	—
Direxion Daily MSCI European Financials Bull 2X Shares	4,622,135	2,888,733	1,595,726	278,644	—
Direxion Daily S&P 500® Bull 2X Shares	10,590,998	150,000	117,575	899,130	—
Direxion Daily Small Cap Bull 2X Shares	2,957,435	120,503	43,921	178,246	—

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, and b) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting

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58

entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

There were no Level 3 securities held by the Funds during the year ended October 31, 2019.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

Certain Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2019, the Funds were invested in swap contracts. At October 31, 2019, the fair values of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$8,767	$—	$8,767
Direxion Daily CSI 300 China A Share Bull 2X Shares	8,567,087	—	8,567,087
Direxion Daily CSI China Internet Index Bull 2X Shares	4,967,541	—	4,967,541
Direxion Daily MSCI European Financials Bull 2X Shares	278,644	—	278,644
Direxion Daily S&P 500® Bull 2X Shares	899,130	—	899,130
Direxion Daily Small Cap Bull 2X Shares	178,246	—	178,246
	Liability Derivatives[2]
Swap Contracts Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily CSI 300 China A Share Bear 1X Shares	$113,811	$—	$113,811
Direxion Daily S&P 500® Bear 1X Shares	759,083	—	759,083
Direxion Daily Total Bond Market Bear 1X Shares	—	179,035	179,035
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	244,133	244,133
Direxion Daily CSI 300 China A Share Bull 2X Shares	750,422	—	750,422

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the period ended October 31, 2019, by primary risk, were as follows:

		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Commodity Risk	Equity Risk	Interest Rate Risk	Commodity Risk
Direxion Daily CSI 300 China A Share Bear 1X Shares	Swap Contracts	$(2,003,774)	$—	$—	$(7,782,190)	$—	$—
Direxion Daily S&P 500® Bear 1X Shares	Swap Contracts	(1,784,375)	—	—	(857,071)	—	—
Direxion Daily Total Bond Market Bear 1X Shares	Swap Contracts	—	(64,539)	—	—	(211,906)	—
Direxion Daily 20+ Year Treasury Bear 1X Shares	Swap Contracts	—	(537,352)	—	—	(473,203)	—
Direxion Daily CSI 300 China A Share Bull 2X Shares	Swap Contracts	(4,150,548)	—	—	23,198,436	—	—
Direxion Daily CSI China Internet Index Bull 2X Shares	Swap Contracts	(22,396,032)	—	—	23,612,327	—	—

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		Net Realized Gain (Loss)[1]			Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Commodity Risk	Equity Risk	Interest Rate Risk	Commodity Risk
Direxion Daily MSCI European Financials Bull 2X Shares	Swap Contracts	$(1,332,961)	$—	$—	$1,327,119	$—	$—
Direxion Daily S&P 500® Bull 2X Shares	Swap Contracts	311,313	—	—	884,450	—	—
Direxion Daily Small Cap Bull 2X Shares	Swap Contracts	(139,744)	—	—	146,526	—	—

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the year ended October 31, 2019, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily CSI 300 China A Share Bear 1X Shares	$—	$52,748,452
Direxion Daily S&P 500® Bear 1X Shares	—	14,507,007
Direxion Daily Total Bond Market Bear 1X Shares	—	3,011,703
Direxion Daily 20+ Year Treasury Bear 1X Shares	—	4,035,666
Direxion Daily CSI 300 China A Share Bull 2X Shares	199,070,961	—
Direxion Daily CSI China Internet Index Bull 2X Shares	97,811,441	—
Direxion Daily MSCI European Financials Bull 2X Shares	10,240,464	—
Direxion Daily S&P 500® Bull 2X Shares	8,535,559	—
Direxion Daily Small Cap Bull 2X Shares	3,133,893	—

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of -100%, 200%, or -200% daily performance of their respective index.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily

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investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

•  Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

•  Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and futures contracts may be used to create leverage. Certain Funds employ leveraged investment techniques to achieve its investment objective.

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

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Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

10.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

The Board of Trustees of the Trust has elected Kathleen M. Berkery as a Trustee of the Trust effective November 26, 2019.

On December 11, 2019, certain Funds declared capital gain distributions with an ex-date of December 12, 2019 and payable date of December 19, 2019. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Short-Term Capital Gain Distribution
Direxion Daily S&P 500® Bull 2X Shares	$0.20553

On December 20, 2019, certain Funds declared income distributions with an ex-date of December 23, 2019 and payable date of December 31, 2019. At the time of this report, the specific Funds and amounts were not yet known.

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Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, Direxion Daily MSCI European Financials Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, Direxion Daily Small Cap Bull 2X Shares and the Board of Trustees of Direxion Shares ETF Trust.

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, Direxion Daily MSCI European Financials Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, and Direxion Daily Small Cap Bull 2X Shares (collectively referred to as the "Funds"), (nine of the funds constituting Direxion Shares ETF Trust (the "Trust")), including the schedules of investments, as of October 31, 2019, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (nine of the funds constituting Direxion Shares ETF Trust) at October 31, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Direxion Shares ETF Trust	Statement of operations	Statements of changes in net assets	Financial highlights
Direxion Daily Total Bond Market Bear 1X Shares Direxion Daily 20+ Year Treasury Bear 1X Shares Direxion Daily S&P 500® Bull 2X Shares Direxion Daily Small Cap Bull 2X Shares	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019
Direxion Daily CSI 300 China A Share Bear 1X Shares	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the four years in the period ended October 31, 2019 and the period from June 17, 2015 (commencement of operations) through October 31, 2015
Direxion Daily CSI 300 China A Share Bull 2X Shares	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the four years in the period ended October 31, 2019 and the period from April 16, 2015 (commencement of operations) through October 31, 2015
Direxion Daily S&P 500® Bear 1X Shares	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the three years in the period ended October 31, 2019 and the period from June 8, 2016 (commencement of operations) through October 31, 2016
Direxion Daily MSCI European Financials Bull 2X Shares	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the three years in the period ended October 31, 2019 and the period from July 27, 2016 (commencement of operations) through October 31, 2016
Direxion Daily CSI China Internet Index Bull 2X Shares	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years in the period ended October 31, 2019 and the period from November 2, 2016 (commencement of operations) through October 31, 2017

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether

DIREXION ANNUAL REPORT
63

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
December 20, 2019

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Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Daily CSI 300 China A Share Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Total Bond Market Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bear 1X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily CSI 300 China A Share Bull 2X Shares	18.24%	18.24%	0.00%	0.00%
Direxion Daily CSI China Internet Index Bull 2X Shares	12.90%	12.90%	0.00%	0.00%
Direxion Daily MSCI European Financials Bull 2X Shares	96.26%	96.26%	0.00%	0.00%
Direxion Daily S&P 500® Bull 2X Shares	37.76%	37.76%	0.00%	0.00%
Direxion Daily Small Cap Bull 2X Shares	75.53%	75.53%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ended October 31, 2019. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT
65

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the ETF Trust, on behalf of the Direxion Daily CSI 300 China A Share Bear 1X Shares, Direxion Daily S&P 500® Bear 1X Shares, Direxion Daily Total Bond Market Bear 1X Shares, Direxion Daily 20+ Year Treasury Bear 1X Shares, Direxion Daily CSI 300 China A Share Bull 2X Shares, Direxion Daily CSI China Internet Index Bull 2X Shares, Direxion Daily MSCI European Financials Bull 2X Shares, Direxion Daily S&P 500® Bull 2X Shares, and the Direxion Daily Small Cap Bull 2X Shares, each a series of the ETF Trust. The Agreement is initially approved for a two-year period and must be renewed yearly thereafter to remain in effect. Each series of the ETF Trust is referred to herein as a "Fund" and collectively as the "Funds."

At an in-person meeting held on August 27, 2019, following such consideration, the Board, including the trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Adviser's representatives and Fund management in executive sessions held on August 13, 2019 and August 27, 2019. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

In considering whether to renew the Agreement, the Board requested, and the Adviser provided, information that the Board and Adviser believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Adviser to the Funds;

•  The investment objectives of the Funds, which require daily rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking exchange-traded funds;

•  The level of attention required by the Adviser due to the frequent and large trading activity in the Funds;

•  The Adviser's Form ADV;

•  Biographies of the employees primarily responsible for providing investment advisory services at the Adviser;

•  Information regarding each component of the contractual fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Adviser in connection with providing services to the Funds for the prior fiscal year or since inception (if shorter);

•  Information regarding fees paid to the Adviser under, and an evaluation of the services provided per the Management Services Agreement for the prior fiscal year;

•  Performance information;

•  Comparative industry fee data;

•  Information regarding the consolidated financial condition of the Adviser; and

•  Information regarding how the Adviser monitors the Funds' compliance with regulatory requirements and ETF Trust procedures.

The Board considered that, with respect to most Funds, they had also received information relevant to their consideration since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding its responsibilities with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Adviser. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Adviser; (4) the extent to which economies of scale might be realized as the Fund grows; (5) whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (6) comparisons of services and fees with contracts entered into by the

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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Adviser with other clients (such as institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other things, the Adviser's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services to be provided by the Adviser under the Agreement and noted there would be no significant differences between the scope of services provided by the Adviser in the past year and those to be provided in the upcoming year. The Board also considered the Adviser's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Adviser's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular, the Board considered: (1) the Advisers' success in achieving each Fund's daily leveraged investment objective and each Fund's investment objective; (2) differences between managing leveraged and non-leveraged portfolios, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Adviser's management of derivatives trading activities on behalf of the Funds, including the selection of swap counterparties and the negotiation of favorable derivatives contract terms; (4) the Adviser's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Adviser's portfolio management staff and the Adviser's ability to recruit, train, and retain personnel with the relevant experience and expertise necessary to manage the Funds. The Board considered that the Adviser oversees all aspects of the operation of the relevant Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of the investment advisory services provided by the Adviser. In this regard, the Board also considered the ability of investors to achieve independently the investment objective of the Funds and the costs to investors of seeking to do so by utilizing a margin account or other means. The Board concluded that it would be difficult for an investor to implement independently any Fund's investment strategy and that attempting to do so would likely be cost-prohibitive.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fee rates, past and future management service fees, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. They noted that an independent consultant reviewed the Peer Group selection methodology and the Peer Group for each Fund.

The Board noted that the comparison reports included the advisory fee and net and gross total expense ratios for each Fund and each Peer Group fund. The Board considered that the Adviser had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Expense Limitation Agreement.

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return for the periods ending June 30, 2019 and June 30, 2018 or since inception if a Fund did not have two full years of operations. In this regard, the Board considered each Fund's daily returns versus model returns ("Tracking Difference"), the standard deviation of the Tracking Differences, and a tracking error analysis provided by the Adviser. The Board also reviewed the total return of each Fund for the one-year or, if shorter, since inception period ended June 30, 2019. The Board considered reports provided to it in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its model performance was generally within expected ranges during the reviewed periods. The Board considered that, given the investment objectives of the

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Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

Funds, the correlation of each such Fund's performance with the model performance was a more meaningful factor than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Adviser. The Board reviewed information regarding the profitability of the Adviser based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund, if profitable, and the overall profitability of the Advisers, as reflected in the Adviser's profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, the dedication of personnel resources to daily portfolio management activities (including rebalancing of the Funds), regulatory compliance, and entrepreneurial risk. The Board further considered a report on other investment advisers' profitability, which was compiled using publicly available information. The Board recognized that it is difficult to compare profitability among investment advisory firms because certain information is not publicly available. Further, to the extent such information is available, it is affected by numerous factors, including the nature of a firm's fund shareholder base, the structure of the adviser and its tax status, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income net (rather than gross) of distribution and marketing expenses.

Economies of Scale. The Board considered the asset levels of the Funds and the fact that the size of the Funds often increases and decreases significantly, and that these facts make economies of scale elusive.

Other Benefits. The Board considered indirect and "fall-out" benefits that the Adviser or its affiliates may derive from a relationship to the Funds. Such benefits include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that the Funds pay a management services fee to the Adviser.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Adviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Agreement.

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Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 51	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	142	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	142	None.
John A. Weisser Age: 78	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	142
					Director until December 2016: The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 90 of the 127 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.
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69

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	142	None.
Jacob C. Gaffey Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	142	None.
Henry W. Mulholland Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	142	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 90 of the 127 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
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Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 50	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007 – April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 46	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 43	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 90 of the 127 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT
71

ANNUAL REPORT OCTOBER 31, 2019

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  (800) 851-0511  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of the Americas (6th Ave.), 28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

The Trust's Proxy Voting Policies are available without charge by calling 1-800-851-0511, or by accessing the SEC's website, at www.sec.gov.

The actual voting records relating to portfolio securities during the most recent period ended June 30 (starting with the year ended June 30, 2005) is available without charge by calling 1-800-851-0511 or by accessing the SEC's website at www.sec.gov.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

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74

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

DIREXION SHARES ETF TRUST

ANNUAL REPORT OCTOBER 31, 2019

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

3X BULL FUNDS	3X BEAR FUNDS
Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily MSCI Brazil Bull 3X Shares
Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Developed Markets Bear 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI India Bull 3X Shares
Direxion Daily MSCI Japan Bull 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Communication Services Index Bull 3X Shares	Direxion Daily Communication Services Index Bear 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Consumer Discretionary Bear 3X Shares
Direxion Daily Consumer Staples Bull 3X Shares	Direxion Daily Consumer Staples Bear 3X Shares
Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Robotics, Artificial Intelligence &
Automation Index Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

You can find a Fund's prospectus, reports to shareholders, and other information about the Fund online at http://www.direxioninvestments.com/regulatory-documents. You can also get this information at no cost by calling (800) 851-0511 or by sending an email request to info@direxionfunds.com.

IMPORTANT NOTE: Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund's annual and semi-annual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the shareholder reports from your financial intermediary such as a broker-dealer or bank. Instead, annual and semi-annual shareholder reports will be available on a website, and you will be notified by mail each time a report is posted and provided with a website link to access the report.

You may elect to receive all future annual and semi-annual shareholder reports in paper, free of charge. To elect to continue receive paper copies of shareholder reports through the mail or to otherwise change your delivery method, contact your financial intermediary or follow the instructions included with this disclosure. Your election to receive shareholder reports in paper will apply to all funds that you hold through the financial intermediary. If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action.

Letter to Shareholders (Unaudited)	4
Performance Summary (Unaudited)	18
Expense Example (Unaudited)	80
Allocation of Portfolio Holdings (Unaudited)	85
Schedules of Investments	87
Statements of Assets and Liabilities	168
Statements of Operations	184
Statements of Changes in Net Assets	200
Financial Highlights	231
Notes to the Financial Statements	240
Report of Independent Registered Public Accounting Firm	289
Supplemental Information (Unaudited)	293
Board Review of Investment Advisory Agreement (Unaudited)	295
Trustees and Officers (Unaudited)	299

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Letter to Shareholders (Unaudited)

Dear Shareholders,

This Annual Report for the Direxion Shares exchange traded funds (the "ETFs") covers the period from November 1, 2018 to October 31, 2019 (the "Annual Period").

Market Review:

U.S. equities entered the Annual Period amid continued concerns over global trade and weakness in the technology sector, leading equity markets lower for the first part of November 2018. A strengthening dollar, along with adjusted language by the Federal Reserve amid slowing global growth, led to a positive monthly return for the S&P 500 Index during November. Volatility returned in Q4 2018, coming to a head in December, as equity stocks sold off precipitously during the month amidst continued trade tensions with China that led to concerns of a broader global economic slowdown. Commentary from the Federal Reserve, citing expected continued growth and further rate increases, came on the back of its decision to raise rates in December. While the rate increase was expected, the lack of more dovish language behind it was not, and thusly compounded the move in equities to the downside. A change of tone from the Federal Reserve towards rate flexibility in January 2019 proved a boon to both U.S. and international equities, as emerging markets specifically saw an increased appetite for risk. The topic of tariffs was a key daily market driver during January 2019. Through February, U.K. equities struggled on ever-present Brexit concerns, while Asian equities gained on trade deal progress. Stocks continued to perform well through March and into April, with both the NASDAQ-100 Index and S&P 500 Index hitting all-time highs. Strong earnings from communication and financial sector stocks helped drive the domestic market higher through April, while developed and emerging country stocks lagged by comparison due to lingering concerns surrounding U.S.-China trade tensions and political uncertainties. During May, U.S. threats of tariffs on Mexican and Chinese goods sent the U.S. market reeling, only to be assuaged the following month by subsequent progress in Chinese trade talks and an indefinite suspension of Mexican tariffs shortly before the implementation deadline. Mid-summer brought a stronger U.S. dollar, which proved to be a headwind for emerging markets, while U.S. equities were bolstered by a strong start to Q2 2019 earnings and an expected 25 basis point rate cut by the Federal Reserve. The onset of August brought the first inverted treasury yield curve since 2007, and whispers of a recession along with it. U.S. trade tariffs on $300 billion of Chinese goods took effect in September, as another 25 basis point rate cut from the Federal Reserve proved underwhelming without language supporting long-term monetary easing. The end of the Annual Period saw risk appetites return, with progress made on a U.S.-China trade deal in what was referred to as "phase one" of a larger deal to come. The trade deal news also benefitted emerging markets, which saw a boost from a weaker U.S. Dollar and global central bank easing.

The fixed income market began the Annual Period with a peak in the two to ten-year yield curve spread of approximately 30 basis points. With trade rhetoric and Federal Reserve policy pending in the background, the front end of the curve began moving into a slight inversion. A major tailwind for the bond market occurred in December 2019 when the Federal Reserve decided to hike rates by 25 basis points. As investors became fearful of an economic slowdown and a drawn out trade war, bond markets rallied, driving yields lower. To begin the year, the Federal Reserve came forth with a neutral policy stance, leaving trade war rhetoric as the ultimate catalyst for price action in the bond markets. With fear of a recession lurking, the continued rally in the bond market spurred the decline in broad equity benchmarks. The Federal Reserve responded to market concerns by implementing a much anticipated rate cut in July. Not too long after, talks of tariff increases dragged the two to ten-year yield curve into negative territory. Further rate cuts, and increased trade optimism from the delay in tariffs, led to a slight sell off in bonds. The Annual Period finished with an average curve spread of approximately ten basis points.

Direxion Shares Operational Review:

The discussion below relates to the performance of the ETFs for the Annual Period. The ETFs are leveraged and seek daily investment results, before fees and expenses, of 300% or -300% of the performance of a particular benchmark.

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The ETFs, as stated above, seek daily investment results. They do not seek to track a multiple of their respective benchmarks for periods of longer than one day and the performance of the ETFs over longer periods may not correlate to their benchmarks' performance. The ETFs should not be held by investors for long periods and should be used as short-term trading vehicles. These products are not suitable for all investors, and should be utilized only by sophisticated investors who understand the risks associated with the use of leverage, the consequences of seeking daily leveraged investment results and intend to actively monitor and manage their investments.

The ETFs with the word "Bull" in their name (the "Bull ETFs") attempt to provide investment results that correlate to 300% of the return of a benchmark index, meaning the Bull Funds attempt to move in the same direction as their respective target benchmark index.

The Funds with the word "Bear" in their name (the "Bear ETFs") attempt to provide investment results that correlate to -300% of the return of a benchmark index, meaning that the Bear Funds attempt to move in the opposite, or inverse, direction of their respective target benchmark index.

In seeking to achieve each ETF's daily investment results, Rafferty Asset Management, LLC ("Rafferty" or the "Adviser") relies upon a pre-determined investment model to generate orders resulting in repositioning each ETF's investments in accordance with its daily investment objective. Using this approach, Rafferty determines the type, quantity and mix of investment positions that it believes in combination should produce daily returns consistent with an ETF's objective. As a consequence, if an ETF is performing as designed, the return of the benchmark index will dictate the return for that ETF. Each ETF pursues its investment objective regardless of market conditions and does not take defensive positions.

Each ETF has a clearly articulated goal which requires the ETF to seek economic exposure significantly in excess of its net assets. To meet its objectives, each ETF invests in some combination of financial instruments, including derivatives. Each ETF invests significantly in derivatives, including swap agreements. Rafferty uses these types of investments to produce economically "leveraged" investment results. Leveraging allows Rafferty to generate a greater positive or negative return than what would be generated on the invested capital without leverage, thus changing small market movements into larger changes in the value of the investments of an ETF.

The ETFs may use certain investment techniques, including investments in derivatives, which may be considered aggressive. Investments in derivatives in general are subject to market risks that may cause their prices to fluctuate dramatically over time. Additionally, use of such instruments may increase the volatility of the ETFs. The use of derivatives may expose the ETFs to additional risks that they would not be subject to if they invested directly in the securities underlying those derivatives, such as counterparty risk. The use of derivatives may result in larger losses or smaller gains than otherwise would be the case.

Because each ETF seeks daily investment results of its relevant benchmark, a comparison of the return of the ETF to the relevant benchmark tells you little about whether an ETF has met its investment objective. To determine if an ETF has met its daily investment goals, Rafferty maintains models which indicate the expected performance of each ETF as compared to the underlying relevant index. The models do not take into account the ETF's expense ratio or any transaction or trading fees associated with creating or maintaining an ETF's portfolio.

Factors Affecting Direxion Shares Performance:

Benchmark Performance – The daily performance of each ETF's benchmark index, and the factors and market conditions implicitly affecting that index, are the primary factors driving ETF performance. Given the daily goals, the series of daily index returns are most important. The market conditions that affected the benchmark indexes during the past year are described below.

Leverage – Each ETF seeks daily investment results (before fees and expenses) of either 300% (for the Bull ETFs) or -300% (for the Bear ETFs) of the performance of its respective underlying index. The use of leverage magnifies an ETF's gains or

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losses and increases the investment's risk and volatility. The Bear ETFs seek to achieve inverse magnified correlation to their respective underlying indexes.

Volatility and Compounding – The goal of leveraged ETFs is to provide a multiple of the daily return of an underlying index. Over periods longer than a single day, an ETF should not be expected to provide its respective multiple of the return of the underlying index. Due to the effects of compounding, a universal mathematical concept that applies to all investments, returns of the ETFs over longer periods are greater or less than the ETF's daily stated goal. Periods of high volatility that lack a clear trend hurt an ETF's performance while trending, low volatility markets enhance an ETF's performance.

Cost of Financing – In order to attain leveraged exposure, a Bull ETF incurs a cost of LIBOR plus or minus a spread and a Bear ETF receives LIBOR plus or minus a spread as applied to the borrowed portion of the ETF's exposure. The spread varies by both Fund and counterparty and is a function of market demand, hedging costs, access to balance sheet, borrow volatility, current counterparty exposure and administrative costs associated with the swap counterparty. Generally for most of the Bull ETFs, the financing costs will have a negative effect on tracking, but for Bear ETFs, the financing cost will have a positive effect on tracking. An increase in interest rates which effects the cost of financing will further impact an ETF's performance and ability to track its index.

Optimized Baskets – Each Bull ETF holds a basket of equities designed to provide returns that track its underlying index. In order to decrease transaction costs, certain Bull ETFs hold only a representative sample, or optimized basket, that tracks closely over time, but deviates from its underlying index in the short-term.

Equity Dividends and Bond Interest – Equity Bull ETFs are positively impacted by equity and index dividends as the ETFs receive those payments. Equity Bear ETFs are negatively impacted as they are obligated to pay the dividends. Treasury Bull ETFs receive interest, accrued on a daily basis, to account for the Treasury's semi-annual coupon payments while the Treasury Bear ETFs pay interest, accrued on a daily basis.

Fees, Expenses, and Transaction Costs – Fees and expenses are listed in each ETF's prospectus and may be higher than many traditional index ETFs' fees, which cause a greater negative impact on ETF performance. Transactions costs are not included in the expense ratio of the ETFs. Transaction costs can be higher due to the ETF's use of leverage, frequent creation and redemption activity, or trading securities that are comparatively less liquid.

Direxion Shares Performance Review:

The Direxion Daily Mid Cap Bull 3X Shares and the Direxion Daily Mid Cap Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Mid Cap 400® Index. The S&P Mid Cap 400® Index measures the performance of the mid-capitalization segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. For the Annual Period, the S&P Mid Cap 400® Index returned 9.02%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Mid Cap Bull 3X Shares returned 11.04%, while the model indicated an expected return of 18.85%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Mid Cap Bear 3X Shares returned -29.54%, while the model indicated an expected return of -34.99%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily S&P 500® Bull 3X Shares and the Direxion Daily S&P 500® 3X Bear Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P 500® Index. Standard & Poor's® selects the stocks comprising the S&P 500® Index on the basis of market capitalization, financial viability of the company and the public float, liquidity and price of a company's shares outstanding. The Index is a float-adjusted, market capitalization-weighted index. For the Annual Period, the S&P 500® Index returned 14.33%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P 500® Bull 3X Shares returned 29.95%, while the model indicated an expected return

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of 38.78%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily S&P 500® Bear 3X Shares returned -37.21%, while the model indicated an expected return of -42.28%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Small Cap Bull 3X Shares and the Direxion Daily Small Cap Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 2000® Index. The Russell 2000® Index measures the performance of approximately 2,000 small-capitalization companies in the Russell 3000® Index, based on a combination of their market capitalization and current index membership. For the Annual Period, the Russell 2000® Index returned 4.90%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Small Cap Bull 3X Shares returned -2.88%, while the model indicated an expected return of 3.59%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Small Cap Bear 3X Shares returned -24.30%, while the model indicated an expected return of -30.15%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily FTSE China Bull 3X Shares and the Direxion Daily FTSE China Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the FTSE China 50 Index. The FTSE China 50 Index consists of the 50 largest and most liquid public Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the index are weighted based on the total market value of their shares, so that securities with higher total market values will generally have a higher representation in the index. Index constituents are screened for liquidity and weightings and are capped to prevent the index from being overly concentrated in any one stock. For the Annual Period, the FTSE China 50 Index returned 8.76%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE China Bull 3X Shares returned 2.23%, while the model indicated an expected return of 9.59%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily FTSE China Bear 3X Shares returned -28.74%, while the model indicated an expected return of -34.46%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily FTSE Europe Bull 3X Shares seeks to provide 300% of the daily return of the FTSE Developed Europe All Cap Index. The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large-, mid- and small-cap companies in developed markets in Europe. For the Annual Period, the FTSE Developed Europe All Cap Index returned 10.79%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily FTSE Europe Bull 3X Shares returned 21.25%, while the model indicated an expected return of 30.91%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Latin America Bull 3X Shares seeks to provide 300% of the daily return of the S&P® Latin America 40 Index. The S&P® Latin America 40 Index is an equity index or issuers drawn from five major Latin American markets: Brazil, Chile, Columbia, Mexico and Perú. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The index constituents are leading, large, liquid, blue-chip companies from the Latin American markets, and capturing 70% of their total market capitalization. For the Annual Period, the S&P® Latin America 40 Index returned 4.02%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Latin America Bull 3X Shares returned -13.19%, while the model indicated an expected return of -6.43%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

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The Direxion Daily MSCI Brazil Bull 3X Shares seeks to provide 300% of the daily return of the MSCI Brazil 25/50 Index. The MSCI Brazil 25/50 Index is designed to measure the performance of the large- and mid-capitalization segments of the Brazilian equity market, covering approximately 85% of the free float-adjusted market capitalization of Brazilian issuers. For the Annual Period, the MSCI Brazil 25/50 Index returned 14.34%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Brazil Bull 3X Shares returned 9.85%, while the model indicated an expected return of 18.00%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily MSCI Developed Markets Bull 3X Shares and the Direxion Daily MSCI Developed Markets Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI EAFE® Index. The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure the performance of large- and mid-capitalization companies from developed market countries, excluding the U.S. and Canada. For the Annual Period, the MSCI EAFE® Index returned 11.04%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Developed Markets Bull 3X Shares returned 22.54%, while the model indicated an expected return of 31.77%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Developed Markets Bear 3X Shares returned -28.69%, while the model indicated an expected return of -34.51%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily MSCI Emerging Markets Bull 3X Shares and the Direxion Daily MSCI Emerging Markets Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI Emerging Markets IndexSM. The MSCI Emerging Market IndexSM is a free float-adjusted market capitalization index that is designed to represent the performance of large- and mid-capitalizations securities across 24 emerging market countries. For the Annual Period, the MSCI Emerging Market IndexSM returned 11.86%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Emerging Markets MSCI Bull 3X Shares returned 17.72%, while the model indicated an expected return of 25.81%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily MSCI Emerging Markets Bear 3X Shares returned -34.15%, while the model indicated an expected return of -39.02%.

The Direxion Daily MSCI India Bull 3X Shares seeks to provide 300% of the daily return of the MSCI India Index. The MSCI India Index is designed to measure the performance of the large- and mid-capitalization segments of the Indian equity market, covering approximately 85% of companies in the Indian equity universe. For the Annual Period, the MSCI India Index returned 17.46%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI India Bull 3X Shares returned 30.61%, while the model indicated an expected return of 40.71%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily MSCI Japan Bull 3X Shares seeks to provide 300% of the MSCI Japan Index. The MSCI Japan Index is designed to measure the performance of the large- and mid-capitalization segments of the Japanese equity market, covering approximately 85% of the free float-adjusted market capitalization of Japanese issuers. For the Annual Period, the MSCI Japan Index returned 9.16%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Japan Bull 3X Shares returned 13.24%, while the model indicated an expected return of 21.82%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily MSCI Mexico Bull 3X Shares seeks to provide 300% of the daily return of the MSCI Mexico IMI 25/50 Index. The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large-, mid- and

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small-capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The index consists of stocks traded primarily on the Mexican Stock Market. For the Annual Period, the MSCI Mexico IMI 25/50 Index returned 8.96%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily MSCI Mexico Bull 3X Shares returned 3.42%, while the model indicated an expected return of 10.46%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily MSCI South Korea Bull 3X Shares seeks to provide 300% of the MSCI Korea 25/50 Index. The MSCI Korea 25/50 Index is designed to measure the performance of the large- and mid-cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. For the Annual Period, the MSCI Korea 25/50 Index returned 3.76%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI South Korea Bull 3X Shares returned -10.93%, while the model indicated an expected return of -4.14%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Russia Bull 3X Shares and the Direxion Daily Russia Bear 3X Shares seek to provide 300% and -300% of the daily return of the MVIS Russia Index, respectively. The MVIS Russia Index is a rules-based index, intended to represent the overall performance of publicly traded companies that are domiciled and primarily listed on an exchange in Russia or that are not Russian companies, but nonetheless generate at least 50% of their revenues in Russia. For the Annual Period, the MVIS Russia Index returned 22.12%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Russia Bull 3X Shares returned 50.52%, while the model indicated an expected return of 63.34%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Russia Bear 3X Shares returned -50.03%, while the model indicated an expected return of -54.31%.

The Direxion Daily Aerospace & Defense Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Aerospace & Defense Index. The Dow Jones U.S. Select Aerospace & Defense Index is provided by Dow Jones U.S. Index. The index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The index provider selects the stocks comprising the index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Aerospace companies include manufacturers, assemblers and distributors of aircraft and aircraft parts. Defense companies include producers of components and equipment for the defense industry, such as military aircraft, radar equipment and weapons. For the Annual Period, the Dow Jones U.S. Select Aerospace & Defense Index returned 16.58%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Aerospace & Defense Bull 3X Shares returned 32.78% for the same period, while the model indicated an expected return of 42.53%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Communication Services Index Bull 3X Shares and the Direxion Daily Communication Services Index Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Communication Services Select Sector Index. The Communication Services Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the communication services sector, which includes the following industries: diversified telecommunications services, wireless communication services, media, entertainment, and interactive media and services. Since the Funds' inception on January 14, 2019, the Communication Services Select Sector Index returned 15.66%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Communication Services Index Bull 3X Shares returned 36.46% for the same period, while the model indicated an expected return of 44.15%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap

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contract related costs and underlying index volatility. The Direxion Daily Communication Services Index Bear 3X Shares returned -39.89% for the same period, while the model indicated an expected return of -43.85%.

The Direxion Daily Consumer Discretionary Bull 3X Shares and the Direxion Daily Consumer Discretionary Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Consumer Discretionary Select Sector Index. The Consumer Discretionary Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer discretionary sector which includes the following industries: retail (specialty, multiline, internet & direct marketing); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. Since the Funds' inception on November 29, 2018, the Consumer Discretionary Select Sector Index returned 13.96%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Consumer Discretionary Bull 3X Shares returned 27.83% for the same period, while the model indicated an expected return of 36.20%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Consumer Discretionary Bear 3X Shares returned -38.45% for the same period, while the model indicated an expected return of -42.87%.

The Direxion Daily Consumer Staples Bull 3X Shares and the Direxion Daily Consumer Staples Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Consumer Staples Select Sector Index. The Consumer Staples Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer staples sector which includes the following industries: food and staples retailing; household products; food products; beverages; tobacco; and personal products. Since the Funds' inception on November 29, 2018, the Consumer Staples Select Sector Index returned 12.82%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Consumer Staples Bull 3X Shares returned 28.75% for the same period, while the model indicated an expected return of 37.23%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Consumer Staples Bear 3X Shares returned -31.36% for the same period, while the model indicated an expected return of -36.35%.

The Direxion Daily Energy Bull 3X Shares and the Direxion Daily Energy Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Energy Select Sector Index. The Energy Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the energy sector which includes the following industries: oil, gas and consumable fuels; and energy equipment and services. For the Annual Period, the Energy Select Sector Index returned -10.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Energy Bull 3X Shares returned -42.46%, while the model indicated an expected return of -38.20%. The Direxion Daily Energy Bear 3X Shares returned 14.51%, while the model indicated an expected return of 5.22%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Financial Bull 3X Shares and the Direxion Daily Financial Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Russell 1000® Financial Services Index. The Russell 1000® Financial Services Index is a subset of the Russell 1000® Index that measures the performance of the securities classified in the financial services sector of the large-capitalization U.S. equity market. For the Annual Period, the Russell 1000® Financial Services Index returned 17.12%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Financial Bull 3X Shares returned 39.44%, while the model indicated an expected return of 49.56%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Financial Bear 3X Shares returned -40.98%, while the model indicated an expected return of -46.04%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

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The Direxion Daily Gold Miners Index Bull 3X Shares and the Direxion Daily Gold Miners Index Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the NYSE Arca Gold Miners Index. The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in mining for gold and, to a lesser extent, in mining for silver. The index will limit the weight of companies whose revenues are more significantly exposed to silver mining to less than 20% of the index at each rebalance date. The index may include small- and mid-capitalization companies and foreign issuers. For the Annual Period, the NYSE Arca Gold Miners Index returned 49.41%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Gold Miners Index Bull 3X Shares returned 139.42%, while the model indicated an expected return of 160.49%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Gold Miners Index Bear 3X Shares returned -80.38%, while the model indicated an expected return of -81.94%.

The Direxion Daily Healthcare Bull 3X Shares seeks to provide 300% of the daily return of the Health Care Select Sector Index. The Health Care Select Sector Index is provided by Standard & Poor's and includes domestic companies from the healthcare sector, which includes the following industries: pharmaceuticals; health care equipment and supplies; health care providers and services; biotechnology; life sciences tools and services; and health care technology. For the Annual Period, the Health Care Select Sector Index returned 8.63%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Healthcare Bull 3X Shares returned 10.61%, while the model indicated an expected return of 18.60%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Homebuilders & Supplies 3X Bull Shares seeks to provide 300% of the daily return of the Dow Jones U.S. Select Home Construction Index. The Dow Jones U.S. Select Home Construction Index measures U.S companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and producers, sellers and suppliers of building materials, furnishings and fixtures and also home improvement retailers. The index may include large-, mid- or small-capitalization companies. For the Annual Period, the Dow Jones U.S. Select Home Construction Index returned 44.72%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Homebuilders & Supplies 3X Bull Shares 149.83%, while the model indicated an expected return of 167.89%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Industrials Bull 3X Shares seeks to provide 300% of the daily return of the Industrials Select Sector Index. The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense: industry conglomerates; machinery; road and rail; air freight and logistics; commercial services and supplies; professional services; electrical equipment; construction and engineering; trading companies and distributors; airlines; and building products. For the Annual Period, the Industrials Select Sector Index returned 14.91%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Industrials Bull 3X Shares returned 27.57%, while the model indicated an expected return of 36.97%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Junior Gold Miners Index Bull 3X Shares and the Direxion Daily Junior Gold Miners Index Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MVIS Global Junior Gold Miners Index. The MVIS Global Junior Gold Miners Index tracks the performance of foreign and domestic micro-, small- and mid-capitalization companies that generate, or demonstrate the potential to generate, at least 50% of their revenues from, or have at least 50% of their assets related to, gold mining and/or silver mining, hold real property or have mining projects that have the potential to produce at least 50% of the company's revenue from gold or silver mining when developed, or primarily invest in gold or silver. For the Annual Period, the MVIS Global Junior Gold Miners Index returned 43.98%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index

DIREXION ANNUAL REPORT

alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Junior Gold Miners Index Bull 3X Shares returned 95.77%, while the model indicated an expected return of 113.49%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Junior Gold Miners Index Bear 3X Shares returned -82.03%, while the model indicated an expected return of -83.39%.

The Direxion Daily MSCI Real Estate Bull 3X Shares and the Direxion Daily MSCI Real Estate Bear 3X Shares sought to provide 300% and -300%, respectively, of the daily return of the MSCI U.S. REIT IndexSM from November 1, 2018 through July 31, 2019. The MSCI U.S. REIT IndexSM is a free float-adjusted market capitalization weighted index that is comprised of equity real estate investment trusts ("REITs") that are included in the MSCI U.S. Investable Market Index, with the exception of specialty equity REITs that do not generate a majority of their revenue and income from real estate rental and leasing operations. The index represents approximately 99% of the U.S. REIT universe. For the stated period, the MSCI U.S. REIT IndexSM returned 14.62%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Real Estate Bull 3X Shares returned 35.37%, while the model indicated an expected return of 42.67%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily MSCI Real Estate Bear 3X Shares returned -36.38%, while the model indicated an expected return of -40.25%.

Beginning August 1, 2019, the Direxion Daily MSCI Real Estate Bull 3X Shares and the Direxion Daily MSCI Real Estate Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the MSCI US IMI Real Estate 25/50 Index. The MSCI US IMI Real Estate 25/50 Index (M2CXVGD) is designed to measure the performance of the large-, mid- and small-capitalization segments of the U.S. equity universe that are classified in the real estate sector as per the Global Industry Classification Standard (GICS). For the stated period, the MSCI US IMI Real Estate 25/50 Index returned 6.88%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily MSCI Real Estate Bull 3X Shares returned 18.80%, while the model indicated an expected return of 20.83%. The Direxion Daily MSCI Real Estate Bear 3X Shares returned -18.15%, while the model indicated an expected return of -19.78%.

The Direxion Daily Natural Gas Related Bull 3X Shares and the Direxion Daily Natural Gas Related Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ISE-Revere Natural Gas IndexTM. The ISE-Revere Natural Gas IndexTM is developed and owned by ISE and is designed to take advantage of both event-driven news and long term trends in the natural gas industry. Equity securities are selected for inclusion in the index using a quantitative ranking and screening system that begins with the universe of equity securities of issuers that are involved in the exploration and production of natural gas and that satisfy market capitalization, liquidity and weighting concentration requirements. After the screens are applied, the remaining equity securities are divided into equity securities issued by MLPs and equity securities issued by non-MLPs, allocated to the index 15% and 85%, respectively. The index uses a linear-based capitalization-weighted methodology to rank the equity securities. For this Annual Period, the ISE-Revere Natural Gas IndexTM returned -45.45%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Natural Gas Related Bull 3X Shares returned -89.96%, while the model indicated an expected return of -89.19%. The Direxion Daily Natural Gas Related Bear 3X Shares returned 186.83%, while the model indicated an expected return of 167.07%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Pharmaceutical & Medical Bull 3X Shares sought to provide 300% of the daily return of the Dynamic Pharmaceutical IntellidexSM Index from November 1, 2018 through July 31, 2019. The Dynamic Pharmaceutical IntellidexSM Index consists of common shares of companies that are principally engaged in research, development, manufacture, sale or distribution of pharmaceuticals and drugs of all types. The index may include pharmaceutical companies and other companies that facilitate the testing or regulatory approval of drugs. For the Annual Period, the Dynamic Pharmaceutical IntellidexSM Index returned -12.15%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods,

DIREXION ANNUAL REPORT

the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Pharmaceutical & Medical Bull 3X Shares returned -40.99%, while the model indicated an expected return of -36.84%.

Beginning August 1, 2019, The Direxion Daily Pharmaceutical & Medical Bull 3X Shares seeks to provide 300% of the daily return of the S&P Pharmaceuticals Select Industry Index. The S&P Pharmaceuticals Select Industry Index (SPSIPHTR) is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals subindustry. For the stated period, the S&P Pharmaceuticals Select Industry Index 2.17%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Pharmaceutical & Medical Bull 3X Shares returned 0.97%, while the model indicated an expected return of 2.73%.

The Direxion Daily Regional Banks Bull 3X Shares and the Direxion Daily Regional Banks Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Regional Banks Select Industry Index. The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard regional banks sub-industry. For the Annual Period, the S&P Regional Banks Select Industry Index returned 2.48%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Regional Banks Bull 3X Shares returned -14.83%, while the model indicated an expected return of -8.68%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Regional Banks Bear 3X Shares returned -26.44%, while the model indicated an expected return of -32.55%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Retail Bull 3X Shares seeks to provide 300% of the daily return of the S&P Retail Select Industry Index, respectively. The S&P Retail Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard retail sub-industry. For the Annual Period, the S&P Retail Select Industry Index returned -7.07%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Retail Bull 3X Shares returned -35.35%, while the model indicated an expected return of -30.85%.

The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares seeks to provide 300% of the daily return of the Indxx Global Robotics and Artificial Intelligence Thematic Index. The Indxx Global Robotics and Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments, as defined by the index provider, Indxx. Companies must have a minimum market capitalization of $100 million and a minimum average daily turnover for the last 6 months greater than, or equal to, $2 million in order to be eligible for inclusion in the Index. For the Annual Period, the Indxx Global Robotics and Artificial Intelligence Thematic Index returned 7.68%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares returned -2.66%, while the model indicated an expected return of 5.00%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily S&P Biotech Bull 3X Shares and the Direxion Daily S&P Biotech Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Biotechnology Select Industry Index. The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The

DIREXION ANNUAL REPORT

index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards. For the Annual Period, the S&P Biotechnology Select Industry Index returned 3.04%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Biotech Bull 3X Shares returned -24.17%, while the model indicated an expected return of -19.25%. The Direxion Daily S&P Biotech Bear 3X Shares returned -47.16%, while the model indicated an expected return of -50.79%.

The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares and the Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the S&P Oil & Gas Exploration & Production Select Industry Index. The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's and includes domestic companies from the oil and gas exploration and production sub-industry. The index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards. For the Annual Period, the S&P Oil & Gas Exploration & Production Select Industry Index returned -40.73%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares returned -87.55%, while the model indicated an expected return of -86.68%. The Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares returned 106.33%, while the model indicated an expected return of 92.25%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Semiconductor Bull 3X Shares and the Direxion Daily Semiconductor Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the PHLX Semiconductor Sector Index. The PHLX Semiconductor Sector Index measures the performance of domestic companies engaged in the design, distribution, manufacture and sale of semiconductors. For the Annual Period, the PHLX Semiconductor Index returned 40.14%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Semiconductor Bull 3X Shares returned 98.82%, while the model indicated an expected return of 112.23%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Semiconductor Bear 3X Shares returned -76.67%, while the model indicated an expected return of -78.42%.

The Direxion Daily Technology Bull 3X Shares and the Direxion Daily Technology Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the Technology Select Sector Index. The Technology Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the technology sector which includes the following industries: information technology hardware, storage, and peripherals; software; communications equipment; semiconductors and semiconductor equipment; IT services; and electrical equipment, instruments and components. For the Annual Period, the Technology Select Sector Index returned 22.59%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily Technology Bull 3X Shares returned 47.55%, while the model indicated an expected return of 58.46%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily Technology Bear 3X Shares returned -56.25%, while the model indicated an expected return of -59.74%.

The Direxion Daily Transportation Bull 3X Shares seeks to provide 300% of the daily return of the Dow Jones Transportation Average. The Dow Jones Transportation Average is provided by Dow Jones U.S. Index and measures the performance of large, well-known companies within the transportation industry (e.g. shipping, railroad companies, airlines, etc.). For the Annual Period, the Dow Jones Transportation Average returned 4.78%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Transportation Bull 3X Shares returned -6.66%, while the model indicated an expected return of 0.45%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily Utilities Bull 3X Shares seeks to provide 300% of the daily return of the Utilities Select Sector Index. The Utilities Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the utilities sector

DIREXION ANNUAL REPORT

which includes the following industries: electric utilities; multi-utilities; water utilities; independent power producers and energy trades; and gas utilities. For the Annual Period, the Utilities Select Sector Index returned 23.71%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the Fund. The Direxion Daily Utilities Bull 3X Shares returned 67.76%, while the model indicated an expected return of 79.80%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility.

The Direxion Daily 7-10 Year Treasury Bull 3X Shares and the Direxion Daily 7-10 Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 7-10 Year Bond Index. The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Annual Period, the ICE U.S. Treasury 7-10 Year Bond Index returned 14.55%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 7-10 Year Treasury Bull 3X Shares returned 40.66%, while the model indicated an expected return of 48.91%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily 7-10 Year Treasury Bear 3X Shares returned -30.84%, while the model indicated and an expected return of -34.38%.

The Direxion Daily 20+ Year Treasury Bull 3X Shares and the Direxion Daily 20+ Year Treasury Bear 3X Shares seek to provide 300% and -300%, respectively, of the daily return of the ICE U.S. Treasury 20+ Year Bond Index. The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. Eligible securities must be fixed rate, denominated in U.S. dollars, and have $300 million or more of outstanding face value, excluding amounts held by the Federal Reserve. Securities excluded from the index are zero-coupon STRIPS, inflation linked securities, floating rate notes, cash management and Treasury bills, and any government agency debt issued with or without a government guarantee. For the Annual Period, the ICE U.S. Treasury 20+ Year Bond Index returned 28.15%. Given the daily investment objectives of the ETFs and the path dependency of returns for longer periods, the annual return of the index alone should not generate expectations of annual performance of the ETFs. The Direxion Daily 20+ Year Treasury Bull 3X Shares returned 88.98%, while the model indicated an expected return of 100.68%. Deviation from the model may be due to a combination of asset fluctuation, expenses, transaction costs, including swap contract related costs and underlying index volatility. The Direxion Daily 20+ Year Treasury Bear 3X Shares returned -52.34%, while the model indicated an expected return of -55.45%.

Index Volatility:

To start the Annual Period, volatility was relatively stable. Volatility increased heavily beginning in December 2018, amid trade concerns stemming from talks of increased tariffs. As a result, volatility reached its peak of 36.07. U.S. equity markets remained turbulent through December, eventually reverting back to its annual average from February 2019 onwards. For the remainder of the term volatility subsided, as trade optimism and rate cuts became the focus of the markets' narrative.

Index	Return	Volatility
S&P Mid Cap 400® Index	9.02%	16.98%
S&P 500® Index	14.33%	15.72%
Russell 2000® Index	4.90%	19.02%
FTSE China 50 Index	8.76%	19.27%
FTSE Developed Europe All Cap Index	10.79%	14.00%
S&P® Latin America 40 Index	4.02%	23.95%
MSCI Brazil 25/50 Index	14.34%	27.84%
MSCI EAFE® Index	11.04%	13.04%

DIREXION ANNUAL REPORT

Index	Return	Volatility
MSCI Emerging Markets IndexSM	11.86%	17.22%
MSCI India Index	17.46%	20.36%
MSCI Japan Index	9.16%	13.68%
MSCI Mexico IMI 25/50 Index	8.96%	21.86%
MSCI Korea 25/50 Index	3.76%	19.66%
MVIS Russia Index	22.12%	18.65%
Dow Jones U.S. Select Aerospace & Defense Index	16.58%	18.77%
Communication Services Select Sector Index[1]	15.66%	17.07%
Consumer Discretionary Select Sector Index[2]	13.96%	17.36%
Consumer Staples Select Sector Index[2]	12.82%	12.79%
Energy Select Sector Index	-10.63%	21.92%
Russell 1000® Financial Services Index	17.12%	15.43%
NYSE Arca Gold Miners Index	49.41%	28.75%
Health Care Select Sector Index	8.63%	16.12%
Dow Jones U.S. Select Home Construction Index	44.72%	20.31%
Industrials Select Sector Index	14.91%	18.45%
MVIS Global Junior Gold Miners Index	43.98%	33.73%
MSCI U.S. REIT IndexSM3	14.62%	12.00%
MSCI US IMI Real Estate 25/50 Index[4]	6.88%	11.56%
ISE-Revere Natural Gas IndexTM	-45.45%	36.76%
Dynamic Pharmaceutical IntellidexSM Index[3]	-12.15%	19.33%
S&P Pharmaceuticals Select Industry Index[4]	2.17%	22.14%
S&P Regional Banks Select Industry Index	2.48%	23.32%
S&P Retail Select Industry Index	-7.07%	22.28%
Indxx Global Robotics and Artificial Intelligence Thematic Index	7.68%	24.05%
S&P Biotechnology Select Industry Index	3.04%	31.96%
S&P Oil & Gas Exploration & Production Select Industry Index	-40.73%	38.56%
PHLX Semiconductor Sector Index	40.14%	29.41%
Technology Select Sector Index	22.59%	22.37%
Dow Jones Transportation AverageTM	4.78%	21.26%
Utilities Select Sector Index	23.71%	13.03%
ICE U.S. Treasury 7-10 Year Bond Index	14.55%	5.03%
ICE U.S. Treasury 20+ Year Bond Index	28.15%	10.97%

1  January 14, 2019 through October 31, 2019

2  November 29, 2018 through October 31, 2019

3  November 1, 2018 through July 31, 2019

4  August 1, 2019 through October 31, 2019

As always, we thank you for using the Direxion Shares and we look forward to our mutual success.

Best Regards,

Patrick Rudnick
Principal Executive Officer
Principal Financial Officer

DIREXION ANNUAL REPORT

An investor should carefully consider a Fund's investment objective, risks, charges, and expenses before investing. A Fund's prospectus and summary prospectus contain this and other information about the Direxion Shares. To obtain a Fund's prospectus and summary prospectus call 866-476-7523 or visit our website at direxion.com. A Fund's prospectus and summary prospectus should be read carefully before investing.

Investing in a Direxion Shares ETF may be more volatile than investing in broadly diversified funds. The use of leverage by an ETF increases the risk to the ETF. The Direxion Shares ETFs are not suitable for all investors and should be utilized only by sophisticated investors who understand leverage risk, consequences of seeking daily leveraged, or daily inverse leveraged, investment results and intend to actively monitor and manage their investment. The Direxion Shares ETFs are not designed to track their respective underlying indices over a period of time longer than one day.

The performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate. An investor's shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. For the most recent month-end performance please visit the funds website at direxion.com.

Short-term performance, in particular, is not a good indication of the fund's future performance, and an investment should not be made based solely on returns. Because of ongoing market volatility, fund performance may be subject to substantial short-term changes. For additional information, see the fund's prospectus.

Shares of the Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from a Fund. Market Price returns are based upon the midpoint of the bid/ask spread at 4:00 pm EST (when NAV is normally calculated) and do not represent the returns you would receive if you traded shares at other times. Brokerage commissions will reduce returns. Fund returns assume that dividends and capital gains distributions have been reinvested in the Fund at NAV. Some performance results reflect expense reimbursements or recoupments and fee waivers in effect during certain periods shown. Absent these reimbursements or recoupments and fee waivers, results would have been less favorable.

LIBOR (London Interbank Offered Rate) is the average interest rate estimated by leading banks in London that they would be charged if borrowing from other banks. REIT (Real Estate Investment Trust).

Direxion Shares Risks – An investment in the ETFs involves risk, including the possible loss of principal. The ETFs are non-diversified and include risks associated with concentration risk that results from the ETFs' investments in a particular industry or sector which can increase volatility. The use of derivatives such as futures contracts, forward contracts, options and swaps are subject to market risks that may cause their price to fluctuate over time. The ETF does not attempt to, and should not be expected to; provide returns which are a multiple of the return of the Index for periods other than a single day. For other risks including correlation, leverage, compounding, market volatility and specific risks regarding each sector, please read the prospectus.

The views of this letter were those of the Adviser as of October 31, 2019 and may not necessarily reflect his views on the date this letter is first published or anytime thereafter. These views are intended to help shareholders in understanding the ETFs' present investment methodology and do not constitute investment advice.

Distributed by: Foreside Fund Services, LLC

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Mid Cap Bull 3X Shares (NAV)	11.04%	21.42%	14.34%	28.90%
Direxion Daily Mid Cap Bull 3X Shares (Market Price)	11.17%	21.38%	14.38%	29.02%
S&P Mid Cap 400® Index	9.02%	10.79%	8.37%	13.21%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap® 400 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Mid Cap Bear 3X Shares (NAV)	(29.54)%	(30.95)%	(28.83)%	(41.41)%
Direxion Daily Mid Cap Bear 3X Shares (Market Price)	(29.56)%	(30.85)%	(28.86)%	(41.44)%
S&P Mid Cap 400® Index	9.02%	10.79%	8.37%	13.21%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.58%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Mid Cap® 400 Index measures the performance of the mid-cap segment of the U.S. equity universe. The index is a capitalization-weighted index composed of 400 domestic common stocks. The performance of the S&P Mid Cap® 400 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily S&P 500® Bull 3X Shares (NAV)	29.95%	36.49%	23.08%	32.94%
Direxion Daily S&P 500® Bull 3X Shares (Market Price)	29.94%	36.42%	23.09%	32.96%
S&P 500® Index	14.33%	14.91%	10.78%	13.70%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily S&P 500® Bear 3X Shares (NAV)	(37.21)%	(36.79)%	(32.04)%	(40.18)%
Direxion Daily S&P 500® Bear 3X Shares (Market Price)	(37.25)%	(36.80)%	(32.08)%	(40.19)%
S&P 500® Index	14.33%	14.91%	10.78%	13.70%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P 500® Index is a capitalization-weighted index composed of 500 domestic common stocks. Most of the common stocks in the S&P 500 Index® are issued by the 500 largest companies, in terms of the aggregate market value of their outstanding stock, and are generally listed on the New York Stock Exchange. The performance of the S&P 500® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Small Cap Bull 3X Shares (NAV)	(2.88)%	20.44%	9.82%	22.70%
Direxion Daily Small Cap Bull 3X Shares (Market Price)	(3.02)%	20.38%	9.84%	22.73%
Russell 2000® Index	4.90%	10.96%	7.37%	12.27%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.16%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Small Cap Bear 3X Shares (NAV)	(24.30)%	(34.10)%	(30.48)%	(44.93)%
Direxion Daily Small Cap Bear 3X Shares (Market Price)	(24.25)%	(34.06)%	(30.55)%	(44.93)%
Russell 2000® Index	4.90%	10.96%	7.37%	12.27%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.12%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 2000® Index measures the small cap segment of the U.S. equity universe and includes the smallest 2,000 securities in the Russell 3000® Index based on market cap. The performance of the Russell 2000® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Performance Summary (Unaudited)

December 3, 20091 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily FTSE China Bull 3X Shares (NAV)	2.23%	2.49%	(10.08)%	(7.10)%
Direxion Daily FTSE China Bull 3X Shares (Market Price)	2.61%	2.47%	(10.09)%	(7.10)%
FTSE China 50 Index	8.76%	7.33%	4.01%	2.33%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.55%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Performance Summary (Unaudited)

December 3, 20091 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily FTSE China Bear 3X Shares (NAV)	(28.74)%	(30.99)%	(32.43)%	(37.06)%
Direxion Daily FTSE China Bear 3X Shares (Market Price)	(29.06)%	(31.00)%	(32.44)%	(37.07)%
FTSE China 50 Index	8.76%	7.33%	4.01%	2.33%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.14%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE China 50 Index consists of the 50 largest and most liquid Chinese companies currently trading on the Hong Kong Stock Exchange. Securities in the FTSE China 50 Index are weighted based on the total market value of their shares, so that the securities with the higher total market values will generally have a higher representation in the Index. Index constituents are screened for liquidity and weightings are capped to prevent the Index from being overly concentrated in any one stock. The performance of The FTSE China 50 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Performance Summary (Unaudited)

January 22, 20141 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily FTSE Europe Bull 3X Shares (NAV)	21.25%	17.11%	(1.10)%	(4.57)%
Direxion Daily FTSE Europe Bull 3X Shares (Market Price)	20.98%	17.01%	(1.16)%	(4.60)%
FTSE Developed Europe All Cap Index	10.79%	9.20%	4.15%	2.63%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.04%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The FTSE Developed Europe All Cap Index is a market capitalization weighted index that is designed to measure the equity market performance of large, mid, and small cap companies in developed markets in Europe. The performance of FTSE Developed Europe All Cap Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Latin America Bull 3X Shares

Performance Summary (Unaudited)

December 3, 20091 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Latin America Bull 3X Shares (NAV)	(13.19)%	(10.27)%	(22.45)%	(24.36)%
Direxion Daily Latin America Bull 3X Shares (Market Price)	(13.11)%	(10.54)%	(22.49)%	(24.37)%
S&P® Latin America 40 Index	4.02%	5.29%	0.76%	(0.91)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.49%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P® Latin America 40 Index is an equity index drawn from four major Latin American markets: Argentina, Brazil, Chile, and Mexico. It is designed for investors seeking broad market exposure through an index that is efficient to replicate. The performance of the S&P® Latin America 40 Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Brazil Bull 3X Shares

Performance Summary (Unaudited)

April 10, 20131 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI Brazil Bull 3X Shares (NAV)	9.85%	(11.61)%	(26.33)%	(31.69)%
Direxion Daily MSCI Brazil Bull 3X Shares (Market Price)	9.50%	(11.78)%	(26.41)%	(31.74)%
MSCI Brazil 25/50 Index	14.34%	8.65%	3.53%	0.03%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.35%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Brazil 25/50 Index is designed to measure the performance of the large and mid cap segments of the Brazil equity market, covering approximately 85% of the free float-adjusted market capitalization in Brazil. The Index applies certain screens and weightings to take into account the investment limits placed on regulated investment companies ("RICs") under federal tax regulations. One such requirement is that at the end of each quarter of a RIC's tax year, no more than 25% of its assets may be invested in a single issuer and the sum of the weights of all issuers representing more than 5% of the RIC should not exceed 50% of its total assets. The Index aims to reflect these requirements in the selection and weighting of its component securities. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Developed Markets Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Developed Markets Bull 3X Shares (NAV)	22.54%	15.75%	1.08%	3.36%
Direxion Daily MSCI Developed Markets Bull 3X Shares (Market Price)	21.76%	15.60%	0.96%	3.31%
MSCI EAFE® Index	11.04%	8.48%	4.31%	5.41%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.36%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The performance of the MSCI EAFE® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Developed Markets Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Developed Markets Bear 3X Shares (NAV)	(28.69)%	(23.40)%	(18.95)%	(29.32)%
Direxion Daily MSCI Developed Markets Bear 3X Shares (Market Price)	(28.27)%	(23.33)%	(18.94)%	(29.28)%
MSCI EAFE® Index	11.04%	8.48%	4.31%	5.41%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.66%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI EAFE® Index is a free float-adjusted market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The performance of the MSCI EAFE® Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Emerging Markets Bull 3X Shares (NAV)	17.72%	5.89%	(7.69)%	(7.37)%
Direxion Daily MSCI Emerging Markets Bull 3X Shares (Market Price)	17.72%	5.91%	(7.67)%	(7.48)%
MSCI Emerging Markets IndexSM	11.86%	7.36%	2.93%	3.78%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.48%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Emerging Markets Bear 3X Shares (NAV)	(34.15)%	(27.97)%	(23.52)%	(31.32)%
Direxion Daily MSCI Emerging Markets Bear 3X Shares (Market Price)	(34.07)%	(27.91)%	(23.50)%	(31.30)%
MSCI Emerging Markets IndexSM	11.86%	7.36%	2.93%	3.78%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.13%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Emerging Markets IndexSM is a free float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. The performance of the MSCI Emerging Markets IndexSM does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1   As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily MSCI India Bull 3X Shares

Performance Summary (Unaudited)

March 11, 20101 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI India Bull 3X Shares (NAV)	30.61%	5.29%	(7.91)%	(8.50)%
Direxion Daily MSCI India Bull 3X Shares (Market Price)	31.75%	5.48%	(7.86)%	(8.48)%
MSCI India Index	17.46%	8.22%	3.92%	3.74%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.36%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI India Index is designed to measure the performance of equity securities whose market capitalization, as calculated by MSCI, represents the top 85% of companies in the Indian equity securities markets. The performance of the MSCI India Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Japan Bull 3X Shares

Performance Summary (Unaudited)

June 26, 20131 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI Japan Bull 3X Shares (NAV)	13.24%	9.95%	4.70%	7.12%
Direxion Daily MSCI Japan Bull 3X Shares (Market Price)	13.45%	9.79%	4.61%	7.05%
MSCI Japan Index	9.16%	7.44%	6.90%	6.97%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.40%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Japan Index is designed to measure the performance of the large and mid cap segments of the Japan equity market, covering approximately 85% of the free float-adjusted market capitalization in Japan. The performance of the MSCI Japan Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily MSCI Mexico Bull 3X Shares (NAV)	3.42%	(27.06)%
Direxion Daily MSCI Mexico Bull 3X Shares (Market Price)	3.00%	(27.15)%
MSCI Mexico IMI 25/50 Index	8.96%	(3.55)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.44%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Mexico IMI 25/50 Index is designed to measure the performance of the large, mid, and small capitalization segments of the Mexican equity market, covering approximately 99% of the free float-adjusted market capitalization in Mexico. The Index consists of stocks traded primarily on the Mexican Stock Market. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Performance Summary (Unaudited)

April 10, 20131 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily MSCI South Korea Bull 3X Shares (NAV)	(10.93)%	(5.55)%	(10.45)%	(8.14)%
Direxion Daily MSCI South Korea Bull 3X Shares (Market Price)	(11.17)%	(5.56)%	(10.48)%	(8.16)%
MSCI Korea 25/50 Index	3.76%	4.55%	2.34%	3.04%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.50%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI Korea 25/50 Index is designed to measure the performance of the large and mid cap segments of the South Korean equity market, covering approximately 85% of the free float-adjusted market capitalization of South Korean issuers. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bull 3X Shares

Performance Summary (Unaudited)

May 25, 20111 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Russia Bull 3X Shares (NAV)	50.52%	18.81%	(14.93)%	(31.84)%
Direxion Daily Russia Bull 3X Shares (Market Price)	51.18%	19.02%	(14.85)%	(31.83)%
MVIS Russia Index	22.12%	13.80%	6.31%	(1.74)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.36%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publicly-traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The Index rebalances quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bear 3X Shares

Performance Summary (Unaudited)

May 25, 20111 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Russia Bear 3X Shares (NAV)	(50.03)%	(43.82)%	(50.07)%	(41.10)%
Direxion Daily Russia Bear 3X Shares (Market Price)	(50.25)%	(43.84)%	(50.11)%	(41.11)%
MVIS Russia Index	22.12%	13.80%	6.31%	(1.74)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.17%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Russia Index is a rules-based, modified capitalization weighted, float adjusted index, intended to represent the overall performance of publicly-traded companies that are domiciled and primarily listed on an exchange in Russia or that generate at least 50% of their revenues in Russia. Components of the Index must have a market capitalization of greater than $150 million on a rebalancing date to be eligible for the Index. The Index rebalances quarterly. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Aerospace & Defense Bull 3X Shares (NAV)	32.78%	39.15%
Direxion Daily Aerospace & Defense Bull 3X Shares (Market Price)	32.51%	39.05%
Dow Jones U.S. Select Aerospace & Defense Index	16.58%	17.27%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.00%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones U.S. Select Aerospace & Defense Index attempts to measure the performance of the aerospace and defense industry of the U.S. equity market. The Index Provider selects the stocks comprising the Index from the aerospace and defense sector on the basis of the float-adjusted, market capitalization-weight of each constituent. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Communication Services Index Bull 3X Shares

Performance Summary (Unaudited)

January 14, 20191 - October 31, 2019

Total Return[2]
Since Inception
Direxion Daily Communication Services Index Bull 3X Shares (NAV)	36.46%
Direxion Daily Communication Services Index Bull 3X Shares (Market Price)	35.77%
Communication Services Select Sector Index	15.66%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.11%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Communication Services Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the communication services sector, which includes the following industries: diversified telecommunications services, wireless communication services, media, entertainment, and interactive media and services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Communication Services Index Bear 3X Shares

Performance Summary (Unaudited)

January 14, 20191 - October 31, 2019

Total Return[2]
Since Inception
Direxion Daily Communication Services Index Bear 3X Shares (NAV)	(39.89)%
Direxion Daily Communication Services Index Bear 3X Shares (Market Price)	(39.71)%
Communication Services Select Sector Index	15.66%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.11%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Communication Services Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the communication services sector, which includes the following industries: diversified telecommunications services, wireless communication services, media, entertainment, and interactive media and services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Performance Summary (Unaudited)

November 29, 20181 - October 31, 2019

Total Return[2]
Since Inception
Direxion Daily Consumer Discretionary Bull 3X Shares (NAV)	27.83%
Direxion Daily Consumer Discretionary Bull 3X Shares (Market Price)	27.32%
Consumer Discretionary Select Sector Index	13.96%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.99%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Consumer Discretionary Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer discretionary sector which includes the following industries: media; retail (specialty, multiline, internet & catalog); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Discretionary Bear 3X Shares

Performance Summary (Unaudited)

November 29, 20181 - October 31, 2019

Total Return[2]
Since Inception
Direxion Daily Consumer Discretionary Bear 3X Shares (NAV)	(38.45)%
Direxion Daily Consumer Discretionary Bear 3X Shares (Market Price)	(38.25)%
Consumer Discretionary Select Sector Index	13.96%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Consumer Discretionary Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer discretionary sector which includes the following industries: media; retail (specialty, multiline, internet & catalog); hotels, restaurants & leisure; textiles, apparel & luxury goods; household durables; automobiles; automobile components; distributors; leisure equipment & products; and diversified consumer services. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Staples Bull 3X Shares

Performance Summary (Unaudited)

November 29, 20181 - October 31, 2019

Total Return[2]
Since Inception
Direxion Daily Consumer Staples Bull 3X Shares (NAV)	28.75%
Direxion Daily Consumer Staples Bull 3X Shares (Market Price)	27.97%
Consumer Staples Select Sector Index	12.82%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.98%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Consumer Staples Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer staples sector which includes the following industries: food and staples retailing; household products; food products; beverages; tobacco; and personal products. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Staples Bear 3X Shares

Performance Summary (Unaudited)

November 29, 20181 - October 31, 2019

Total Return[2]
Since Inception
Direxion Daily Consumer Staples Bear 3X Shares (NAV)	(31.36)%
Direxion Daily Consumer Staples Bear 3X Shares (Market Price)	(31.24)%
Consumer Staples Select Sector Index	12.82%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Consumer Staples Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the consumer staples sector which includes the following industries: food and staples retailing; household products; food products; beverages; tobacco; and personal products. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Energy Bull 3X Shares (NAV)	(42.46)%	(21.19)%	(29.30)%	(8.70)%
Direxion Daily Energy Bull 3X Shares (Market Price)	(42.40)%	(21.21)%	(29.28)%	(8.70)%
Energy Select Sector Index	(10.63)%	(2.37)%	(5.04)%	3.02%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Energy Bear 3X Shares (NAV)	14.51%	(8.34)%	(9.86)%	(30.26)%
Direxion Daily Energy Bear 3X Shares (Market Price)	14.52%	(8.32)%	(9.88)%	(30.26)%
Energy Select Sector Index	(10.63)%	(2.37)%	(5.04)%	3.02%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.13%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Energy Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: oil, gas & consumable fuels; and energy equipment & services. Each of the component securities of the Index is a constituent company of the S&P 500 Index. The performance of Energy Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Financial Bull 3X Shares (NAV)	39.44%	41.10%	23.66%	24.34%
Direxion Daily Financial Bull 3X Shares (Market Price)	39.69%	41.10%	23.73%	24.31%
Russell 1000® Financial Services Index	17.12%	16.58%	11.50%	12.66%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.00%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Financial Bear 3X Shares (NAV)	(40.98)%	(40.38)%	(35.22)%	(43.00)%
Direxion Daily Financial Bear 3X Shares (Market Price)	(41.11)%	(40.38)%	(35.25)%	(43.00)%
Russell 1000® Financial Services Index	17.12%	16.58%	11.50%	12.66%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Russell 1000® Financial Services Index measures the performance of all financial services related to securities in the Russell 1000® Index. The performance of the Russell 1000® Financial Services Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bull 3X Shares

Performance Summary (Unaudited)

December 8, 20101 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Gold Miners Index Bull 3X Shares (NAV)	139.42%	(17.25)%	(18.42)%	(50.04)%
Direxion Daily Gold Miners Index Bull 3X Shares (Market Price)	139.30%	(17.32)%	(18.30)%	(50.03)%
NYSE Arca Gold Miners Index	49.41%	5.50%	10.98%	(7.36)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.23%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets, and are involved primarily in the mining for gold and silver. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bear 3X Shares

Performance Summary (Unaudited)

December 8, 20101 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Gold Miners Index Bear 3X Shares (NAV)	(80.38)%	(43.53)%	(68.79)%	(42.53)%
Direxion Daily Gold Miners Index Bear 3X Shares (Market Price)	(80.41)%	(43.47)%	(68.87)%	(42.52)%
NYSE Arca Gold Miners Index	49.41%	5.50%	10.98%	(7.36)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The NYSE Arca Gold Miners Index is a modified market capitalization weighted index comprised of publicly traded companies that operate globally in both developed and emerging markets and are involved primarily in the mining for gold and silver. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Performance Summary (Unaudited)

June 15, 20111 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Healthcare Bull 3X Shares (NAV)	10.61%	31.62%	14.73%	34.84%
Direxion Daily Healthcare Bull 3X Shares (Market Price)	10.57%	31.60%	14.71%	34.82%
Health Care Select Sector Index	8.63%	13.97%	8.87%	14.61%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Health Care Select Sector Index includes companies from the following industries: pharmaceuticals; health care providers & services; health care equipment & supplies; biotechnology; life sciences tools & services; and health care technology. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Homebuilders & Supplies Bull 3X Shares (NAV)	149.83%	50.07%	14.93%
Direxion Daily Homebuilders & Supplies Bull 3X Shares (Market Price)	149.82%	50.48%	14.90%
Dow Jones U.S. Select Home Construction Index	44.72%	21.17%	11.16%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.03%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones U.S. Select Home Construction Index measures U.S. companies in the home construction sector that provide a wide range of products and services related to homebuilding, including home construction and products, sellers and suppliers if building materials, furnishings and fixtures and also home improvement retailers. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Industrials Bull 3X Shares (NAV)	27.57%	12.87%
Direxion Daily Industrials Bull 3X Shares (Market Price)	26.99%	12.78%
Industrials Select Sector Index	14.91%	9.15%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.60%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Industrials Select Sector Index is provided by S&P Dow Jones Indices and includes domestic companies from the industrials sector which includes the following industries: aerospace and defense; industry conglomerates; and machinery. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Performance Summary (Unaudited)

October 3, 20131 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Junior Gold Miners Index Bull 3X Shares (NAV)	95.77%	(34.06)%	(28.48)%	(48.24)%
Direxion Daily Junior Gold Miners Index Bull 3X Shares (Market Price)	95.07%	(33.92)%	(28.60)%	(48.23)%
MVIS Global Junior Gold Miners Index	43.98%	0.70%	10.93%	1.01%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.17%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Global Junior Gold Miners Index is a cap-weighted total return index that covers the largest and most liquid small-cap companies that derive at least 50% from Gold or Silver mining or have properties to do so. The performance of the MVIS Global Junior Gold Miners Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Performance Summary (Unaudited)

October 3, 20131 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Junior Gold Miners Index Bear 3X Shares (NAV)	(82.03)%	(49.74)%	(77.96)%	(71.85)%
Direxion Daily Junior Gold Miners Index Bear 3X Shares (Market Price)	(81.99)%	(49.81)%	(77.94)%	(71.83)%
MVIS Global Junior Gold Miners Index	43.98%	0.70%	10.93%	1.01%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MVIS Global Junior Gold Miners Index is a cap-weighted total return index that covers the largest and most liquid small-cap companies that derive at least 50% from Gold or Silver mining or have properties to do so. The performance of the MVIS Global Junior Gold Miners Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Real Estate Bull 3X Shares (NAV)	60.83%	17.28%	12.79%	27.37%
Direxion Daily MSCI Real Estate Bull 3X Shares (Market Price)	61.11%	17.38%	12.86%	27.32%
MSCI U.S. REIT IndexSM	23.63%	9.89%	8.34%	13.70%
MSCI U.S. IMI Real Estate 25/50 Index	24.92%	11.30%	N/A	N/A

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI US IMI Real Estate 25/50 Index is designed to measure the performance of the large-, mid- and small capitalization segments of the U.S. equity universe that are classified in the real estate sector as per the Global Industry Classification Standard (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily MSCI Real Estate Bear 3X Shares (NAV)	(47.94)%	(28.38)%	(29.37)%	(45.07)%
Direxion Daily MSCI Real Estate Bear 3X Shares (Market Price)	(47.76)%	(28.37)%	(29.36)%	(45.06)%
MSCI U.S. REIT IndexSM	23.63%	9.89%	8.34%	13.70%
MSCI U.S. IMI Real Estate 25/50 Index	24.92%	11.30%	N/A	N/A

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.47%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The MSCI US IMI Real Estate 25/50 Index is designed to measure the performance of the large-, mid- and small capitalization segments of the U.S. equity universe that are classified in the real estate sector as per the Global Industry Classification Standard (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Performance Summary (Unaudited)

July 14, 20101 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Natural Gas Related Bull 3X Shares (NAV)	(89.96)%	(66.66)%	(81.70)%	(64.47)%
Direxion Daily Natural Gas Related Bull 3X Shares (Market Price)	(89.98)%	(66.70)%	(81.69)%	(64.48)%
ISE-Revere Natural Gas IndexTM	(45.45)%	(22.72)%	(31.34)%	(18.59)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ISE-Revere Natural Gas IndexTM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The performance of the ISE-Revere Natural Gas IndexTM does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bear 3X Shares

Performance Summary (Unaudited)

December 3, 20151 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Natural Gas Related Bear 3X Shares (NAV)	186.83%	31.66%	(17.00)%
Direxion Daily Natural Gas Related Bear 3X Shares (Market Price)	185.81%	31.62%	(17.04)%
ISE-Revere Natural Gas IndexTM	(45.45)%	(22.72)%	(20.15)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.45%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage, and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ISE-Revere Natural Gas IndexTM has been created to provide investors with a product allowing them to quickly take advantage of both event-driven news and long term trends in the Natural Gas industry. The performance of the ISE-Revere Natural Gas IndexTM does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Performance Summary (Unaudited)

November 15, 20171 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Pharmaceutical & Medical Bull 3X Shares (NAV)	(40.41)%	(20.70)%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares (Market Price)	(40.74)%	(20.88)%
Dynamic Pharmaceutical IntellidexSM Index	(8.26)%	(0.67)%
S&P Pharmaceuticals Select Industry Index	(26.34)%	(11.98)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.02%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Pharmaceuticals Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) pharmaceuticals subindustry.Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily Regional Banks Bull 3X Shares (NAV)	(14.83)%	7.20%	1.59%
Direxion Daily Regional Banks Bull 3X Shares (Market Price)	(15.11)%	6.97%	1.60%
S&P Regional Banks Select Industry Index	2.48%	9.50%	7.58%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) regional banks sub-industry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bear 3X Shares

Performance Summary (Unaudited)

August 19, 20151 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Year	Since Inception
Direxion Daily Regional Banks Bear 3X Shares (NAV)	(26.44)%	(38.29)%	(38.58)%
Direxion Daily Regional Banks Bear 3X Shares (Market Price)	(26.27)%	(38.61)%	(38.54)%
S&P Regional Banks Select Industry Index	2.48%	9.50%	7.58%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.89%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Regional Banks Select Industry Index is a modified equal-weighted index that is designed to measure performance of the stocks comprising the S&P Total Market Index that are classified in the Global Industry Classification Standard (GICS) regional banks sub-industry. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Performance Summary (Unaudited)

July 14, 20101 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Retail Bull 3X Shares (NAV)	(35.35)%	(14.04)%	4.51%	25.53%
Direxion Daily Retail Bull 3X Shares (Market Price)	(35.47)%	(14.06)%	4.67%	25.51%
S&P Retail Select Industry® Index	(7.07)%	2.32%	0.98%	10.90%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.05%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Retail Select Industry® Index represents the retail sub-industry portion of the S&P TMI. The S&P TMI tracks all eligible U.S. common equities listed on the NYSE, NYSE Arca, NYSE MKT, NASDAQ Global Select Market, NASDAQ Select Market, NASDAQ Capital Market, Bats BZX, Bats BYX, Bats EDGA, or Bats EDGX exchanges. The Retail Index is a modified equal weight index. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares

Performance Summary (Unaudited)

April 19, 20181 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X (NAV)	(2.66)%	(39.77)%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X (Market Price)	(2.93)%	(39.78)%
Indxx Global Robotics & Artificial Intelligence Thematic Index	7.68%	(8.50)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 2.88%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Indxx Global Robotics & Artificial Intelligence Thematic Index is designed to provide exposure to exchange-listed companies in developed markets that are expected to benefit from the adoption and utilization of robotics and/or artificial intelligence, including companies involved in developing industrial robots and production systems, automated inventory management, unmanned vehicles, voice/image/text recognition, and medical robots or robotic instruments (collectively, "Robotics & Artificial Intelligence Companies"), as defined by Indxx, the Index Provider. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily S&P Biotech Bull 3X Shares (NAV)	(24.17)%	9.19%	(27.92)%
Direxion Daily S&P Biotech Bull 3X Shares (Market Price)	(24.15)%	9.04%	(27.91)%
S&P Biotechnology Select Industry Index	3.04%	13.57%	0.94%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.13%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The Index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily S&P Biotech Bear 3X Shares (NAV)	(47.16)%	(57.69)%	(48.68)%
Direxion Daily S&P Biotech Bear 3X Shares (Market Price)	(47.29)%	(57.62)%	(48.68)%
S&P Biotechnology Select Industry Index	3.04%	13.57%	0.94%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.13%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage, and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Biotechnology Select Industry Index is provided by Standard & Poor's and includes domestic companies from the biotechnology industry. The Index is designed to measure the performance of the biotechnology sub-industry based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares (NAV)	(87.55)%	(56.67)%	(61.82)%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares (Market Price)	(87.57)%	(56.66)%	(61.81)%
S&P Oil & Gas Exploration & Production Select Industry Index	(40.73)%	(14.83)%	(16.52)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.18%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's Index Provider and includes domestic companies from the oil and gas exploration and production sub-industry. The Index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares

Performance Summary (Unaudited)

May 28, 20151 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	Since Inception
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares (NAV)	106.33%	(10.24)%	(20.55)%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares (Market Price)	105.96%	(10.20)%	(20.53)%
S&P Oil & Gas Exploration & Production Select Industry Index	(40.73)%	(14.83)%	(16.52)%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.10%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The S&P Oil & Gas Exploration & Production Select Industry Index is provided by Standard & Poor's Index Provider and includes domestic companies from the oil and gas exploration and production sub-industry. The Index is designed to measure the performance of a sub-industry or group of sub-industries determined based on the Global Industry Classification Standards (GICS). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Performance Summary (Unaudited)

March 11, 20101 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Semiconductor Bull 3X Shares (NAV)	98.82%	66.25%	50.10%	37.15%
Direxion Daily Semiconductor Bull 3X Shares (Market Price)	98.88%	66.29%	50.10%	37.16%
PHLX Semiconductor Sector Index	40.14%	28.44%	23.10%	19.20%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 0.98%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the PHLX Semiconductor Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Performance Summary (Unaudited)

March 11, 20101 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	3 Years	5 Years	Since Inception
Direxion Daily Semiconductor Bear 3X Shares (NAV)	(76.67)%	(65.61)%	(60.96)%	(58.54)%
Direxion Daily Semiconductor Bear 3X Shares (Market Price)	(76.70)%	(65.64)%	(60.96)%	(58.54)%
PHLX Semiconductor Sector Index	40.14%	28.44%	23.10%	19.20%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.09%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The PHLX Semiconductor Sector Index measures the performance of the semiconductor subsector of the U.S. equity market. Component companies are engaged in the design, distribution, manufacture and sale of semiconductors. The performance of the PHLX Semiconductor Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Technology Bull 3X Shares (NAV)	47.55%	57.75%	41.52%	39.42%
Direxion Daily Technology Bull 3X Shares (Market Price)	47.79%	57.80%	41.61%	39.51%
Technology Select Sector Index	22.59%	22.81%	17.68%	17.13%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.08%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily Technology Bear 3X Shares (NAV)	(56.25)%	(53.38)%	(47.68)%	(47.63)%
Direxion Daily Technology Bear 3X Shares (Market Price)	(56.35)%	(53.39)%	(47.72)%	(47.63)%
Technology Select Sector Index	22.59%	22.81%	17.68%	17.13%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.19%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Technology Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: computers & peripherals; software; diversified telecommunications services; communications equipment; semiconductors & semiconductors equipment; internet software and energy equipment & services; IT services; electronic equipment, instruments & components; wireless telecommunications services; and office electronics. Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Technology Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Transportation Bull 3X Shares (NAV)	(6.66)%	4.32%
Direxion Daily Transportation Bull 3X Shares (Market Price)	(6.70)%	4.07%
Dow Jones Transportation Average	4.78%	7.27%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.40%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Dow Jones Transportation Average (DJTTR) is provided by Dow Jones and measures the performance of large, well-known companies within the transportation industry (e.g. shipping, railroad companies, airlines, etc.). Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Performance Summary (Unaudited)

May 3, 20171 - October 31, 2019

	Average Annual Total Return[2]
	1 Year	Since Inception
Direxion Daily Utilities Bull 3X Shares (NAV)	67.76%	29.48%
Direxion Daily Utilities Bull 3X Shares (Market Price)	67.43%	29.34%
Utilities Select Sector Index	23.71%	13.10%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.56%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The Utilities Select Sector Index is provided by Standard & Poor's and includes domestic companies from the following industries: electric utilities, multi-utilities, water utilities, independent power producers and energy trades, and gas utilities Each of the component securities of the Index is a constituent company of the S&P 500® Index. The performance of Utilities Select Sector Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  Commencement of operations.

2  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 7-10 Year Treasury Bull 3X Shares (NAV)	40.66%	4.76%	6.99%	10.10%
Direxion Daily 7-10 Year Treasury Bull 3X Shares (Market Price)	40.68%	4.74%	7.09%	10.08%
ICE U.S. Treasury 7-10 Year Bond Index	14.55%	2.94%	3.47%	4.42%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.66%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 7-10 Year Treasury Bear 3X Shares (NAV)	(30.84)%	(7.64)%	(11.56)%	(15.60)%
Direxion Daily 7-10 Year Treasury Bear 3X Shares (Market Price)	(30.89)%	(8.37)%	(11.66)%	(15.59)%
ICE U.S. Treasury 7-10 Year Bond Index	14.55%	2.94%	3.47%	4.42%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.17%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 7-10 Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than seven years and less than or equal to ten years. The performance of the ICE U.S. Treasury 7-10 Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 20+ Year Treasury Bull 3X Shares (NAV)	88.98%	7.88%	10.87%	13.02%
Direxion Daily 20+ Year Treasury Bull 3X Shares (Market Price)	88.74%	7.92%	10.85%	12.94%
ICE U.S. Treasury 20+ Year Bond Index	28.15%	5.31%	6.17%	7.17%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.07%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation and the use of leverage. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified multiple (300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. The performance of the ICE U.S. Treasury 20+ Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of 300% of its NAV through a combination of equities and derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Performance Summary (Unaudited)

October 31, 2009 - October 31, 2019

	Average Annual Total Return[1]
	1 Year	3 Years	5 Years	10 Years
Direxion Daily 20+ Year Treasury Bear 3X Shares (NAV)	(52.34)%	(16.58)%	(22.46)%	(27.92)%
Direxion Daily 20+ Year Treasury Bear 3X Shares (Market Price)	(52.40)%	(16.63)%	(22.49)%	(27.88)%
ICE U.S. Treasury 20+ Year Bond Index	28.15%	5.31%	6.17%	7.17%

The performance data quoted represents past performance; past performance does not guarantee future results; the investment return and principal value of an investment will fluctuate; an investor's shares, when redeemed, may be worth more or less than their original cost; current performance may be lower or higher than the performance quoted. Returns for performance under one year are cumulative, not annualized. As stated in the current prospectus, the Fund's total annual operating expense ratio (gross) is 1.02%. Rafferty Asset Management, LLC has contractually agreed to waive all or a portion of its management fee and/or reimburse the Fund for other expenses through September 1, 2021 to the extent the Total Annual Operating Expenses exceed 0.95% (excluding, as applicable, among other expenses, taxes, leverage interest, acquired fund fees and expenses, dividends or interest on short positions, other interest expenses, brokerage commissions, expenses incurred in connection with any merger or reorganization and extraordinary expenses such as litigation). The performance table and graph do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. For the Fund's most recent month end performance please visit www.direxioninvestments.com.

A fund that meets its daily target over a period of time will not necessarily produce the returns that might be expected in light of the returns of its index or benchmark for that period. Differences may result from the compounding effect of market fluctuation, the use of leverage and a Bear Fund's inverse correlation. The pursuit of daily goals may result in daily, leveraged compounding, which means that the return of an index over a period of time greater than one day multiplied by a fund's specified inverse multiple (-300%) will not generally equal a fund's performance over that same period.

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund's inception and is not intended to imply any future performance. Shares of Direxion Shares are bought and sold at market price (not NAV) and are not individually redeemed from the Fund. Performance reflects reinvestment of all dividend and capital gains distributions. During this period, some of the Fund's fees were waived and/or expenses reimbursed; otherwise, the Fund's performance would have been lower.

The ICE U.S. Treasury 20+ Year Bond Index is a market value weighted index that includes publicly issued U.S. Treasury securities that have a remaining maturity of greater than 20 years. The performance of the ICE U.S. Treasury 20+ Year Bond Index does not reflect the deduction of fees associated with the Fund, such as investment management fees. Investors cannot invest directly in an index, although they can invest in its underlying securities.

Market Exposure

The Fund seeks daily exposure of -300% of its NAV through derivatives. "Market Exposure" includes the value of total investments (including the contract value of any derivatives) and excludes any short-term investments and cash equivalents divided by Net Assets.

1  As of October 31, 2019.

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2019

As a shareholder of the Direxion Shares ETF Trust, you incur two types of costs: (1) transaction costs, for purchasing and selling shares and exchange fees; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in a fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on initial investments of $1,000 invested at the beginning of the period and held the entire period (May 1, 2019 to October 31, 2019).

Actual Expenses

The first line under each Fund in the following table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line for your Fund under the heading entitled "Expenses Paid During Period May 1, 2019 to October 31, 2019" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table below provides information about hypothetical account values and hypothetical expenses based on each Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in your Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the second line under each Fund in the table is useful in comparing ongoing Fund costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

Expense Example (Unaudited)

October 31, 2019

	Annualized Expense Ratio	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*
Direxion Daily Mid Cap Bull 3X Shares
Based on actual fund return	1.08%	$1,000.00	$931.90	$5.26
Based on hypothetical 5% return	1.08%	1,000.00	1,019.76	5.50
Direxion Daily Mid Cap Bear 3X Shares
Based on actual fund return	0.97%	1,000.00	958.60	4.79
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily S&P 500® Bull 3X Shares
Based on actual fund return	1.34%	1,000.00	1,061.60	6.96
Based on hypothetical 5% return	1.34%	1,000.00	1,018.45	6.82
Direxion Daily S&P 500® Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	868.70	4.52
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2019

	Annualized Expense Ratio	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*
Direxion Daily Small Cap Bull 3X Shares
Based on actual fund return	1.26%	$1,000.00	$892.60	$6.01
Based on hypothetical 5% return	1.26%	1,000.00	1,018.85	6.41
Direxion Daily Small Cap Bear 3X Shares
Based on actual fund return	0.97%	1,000.00	977.40	4.83
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily FTSE China Bull 3X Shares
Based on actual fund return	1.03%	1,000.00	748.80	4.54
Based on hypothetical 5% return	1.03%	1,000.00	1,020.01	5.24
Direxion Daily FTSE China Bear 3X Shares
Based on actual fund return	1.10%	1,000.00	1,159.80	5.99
Based on hypothetical 5% return	1.10%	1,000.00	1,019.66	5.60
Direxion Daily FTSE Europe Bull 3X Shares
Based on actual fund return	1.28%	1,000.00	1,004.70	6.47
Based on hypothetical 5% return	1.28%	1,000.00	1,018.75	6.51
Direxion Daily Latin America Bull 3X Shares
Based on actual fund return	1.06%	1,000.00	899.50	5.08
Based on hypothetical 5% return	1.06%	1,000.00	1,019.86	5.40
Direxion Daily MSCI Brazil Bull 3X Shares
Based on actual fund return	1.23%	1,000.00	1,132.60	6.61
Based on hypothetical 5% return	1.23%	1,000.00	1,019.00	6.26
Direxion Daily MSCI Developed Markets Bull 3X Shares
Based on actual fund return	1.14%	1,000.00	1,034.30	5.85
Based on hypothetical 5% return	1.14%	1,000.00	1,019.46	5.80
Direxion Daily MSCI Developed Markets Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	907.30	4.62
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Based on actual fund return	1.05%	1,000.00	866.60	4.94
Based on hypothetical 5% return	1.05%	1,000.00	1,019.91	5.35
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Based on actual fund return	1.06%	1,000.00	1,033.00	5.43
Based on hypothetical 5% return	1.06%	1,000.00	1,019.86	5.40
Direxion Daily MSCI India Bull 3X Shares
Based on actual fund return	1.05%	1,000.00	868.10	4.94
Based on hypothetical 5% return	1.05%	1,000.00	1,019.91	5.35
Direxion Daily MSCI Japan Bull 3X Shares
Based on actual fund return	1.00%	1,000.00	1,148.90	5.42
Based on hypothetical 5% return	1.00%	1,000.00	1,020.16	5.09
Direxion Daily MSCI Mexico Bull 3X Shares
Based on actual fund return	0.99%	1,000.00	863.80	4.65
Based on hypothetical 5% return	0.99%	1,000.00	1,020.21	5.04
Direxion Daily MSCI South Korea Bull 3X Shares
Based on actual fund return	1.03%	1,000.00	805.30	4.69
Based on hypothetical 5% return	1.03%	1,000.00	1,020.01	5.24
Direxion Daily Russia Bull 3X Shares
Based on actual fund return	1.47%	1,000.00	1,290.40	8.49
Based on hypothetical 5% return	1.47%	1,000.00	1,017.79	7.48
Direxion Daily Russia Bear 3X Shares
Based on actual fund return	0.99%	1,000.00	692.50	4.22
Based on hypothetical 5% return	0.99%	1,000.00	1,020.21	5.04

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2019

	Annualized Expense Ratio	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*
Direxion Daily Aerospace & Defense Bull 3X Shares
Based on actual fund return	1.45%	$1,000.00	$1,094.20	$7.65
Based on hypothetical 5% return	1.45%	1,000.00	1,017.90	7.37
Direxion Daily Communication Services Index Bull 3X Shares
Based on actual fund return	1.13%	1,000.00	961.90	5.59
Based on hypothetical 5% return	1.13%	1,000.00	1,019.51	5.75
Direxion Daily Communication Services Index Bear 3X Shares
Based on actual fund return	1.02%	1,000.00	903.80	4.89
Based on hypothetical 5% return	1.02%	1,000.00	1,020.06	5.19
Direxion Daily Consumer Discretionary Bull 3X Shares
Based on actual fund return	1.13%	1,000.00	972.60	5.62
Based on hypothetical 5% return	1.13%	1,000.00	1,019.51	5.75
Direxion Daily Consumer Discretionary Bear 3X Shares
Based on actual fund return	0.98%	1,000.00	929.20	4.77
Based on hypothetical 5% return	0.98%	1,000.00	1,020.26	4.99
Direxion Daily Consumer Staples Bull 3X Shares
Based on actual fund return	1.16%	1,000.00	1,172.10	6.35
Based on hypothetical 5% return	1.16%	1,000.00	1,019.36	5.90
Direxion Daily Consumer Staples Bear 3X Shares
Based on actual fund return	0.98%	1,000.00	801.80	4.45
Based on hypothetical 5% return	0.98%	1,000.00	1,020.26	4.99
Direxion Daily Energy Bull 3X Shares
Based on actual fund return	1.16%	1,000.00	640.40	4.80
Based on hypothetical 5% return	1.16%	1,000.00	1,019.36	5.90
Direxion Daily Energy Bear 3X Shares
Based on actual fund return	1.03%	1,000.00	1,295.10	5.96
Based on hypothetical 5% return	1.03%	1,000.00	1,020.01	5.24
Direxion Daily Financial Bull 3X Shares
Based on actual fund return	1.36%	1,000.00	1,094.10	7.18
Based on hypothetical 5% return	1.36%	1,000.00	1,018.35	6.92
Direxion Daily Financial Bear 3X Shares
Based on actual fund return	0.99%	1,000.00	840.40	4.59
Based on hypothetical 5% return	0.99%	1,000.00	1,020.21	5.04
Direxion Daily Gold Miners Index Bull 3X Shares
Based on actual fund return	1.47%	1,000.00	2,014.40	11.17
Based on hypothetical 5% return	1.47%	1,000.00	1,017.79	7.48
Direxion Daily Gold Miners Index Bear 3X Shares
Based on actual fund return	0.96%	1,000.00	309.90	3.17
Based on hypothetical 5% return	0.96%	1,000.00	1,020.37	4.89
Direxion Daily Healthcare Bull 3X Shares
Based on actual fund return	1.07%	1,000.00	1,152.10	5.80
Based on hypothetical 5% return	1.07%	1,000.00	1,019.81	5.45
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Based on actual fund return	1.21%	1,000.00	1,525.60	7.70
Based on hypothetical 5% return	1.21%	1,000.00	1,019.11	6.16
Direxion Daily Industrials Bull 3X Shares
Based on actual fund return	1.10%	1,000.00	969.60	5.46
Based on hypothetical 5% return	1.10%	1,000.00	1,019.66	5.60
Direxion Daily Junior Gold Miners Index Bull 3X Shares
Based on actual fund return	1.43%	1,000.00	1,849.90	10.27
Based on hypothetical 5% return	1.43%	1,000.00	1,018.00	7.27

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2019

	Annualized Expense Ratio	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*
Direxion Daily Junior Gold Miners Index Bear 3X Shares
Based on actual fund return	1.03%	$1,000.00	$279.60	$3.32
Based on hypothetical 5% return	1.03%	1,000.00	1,020.01	5.24
Direxion Daily MSCI Real Estate Bull 3X Shares
Based on actual fund return	1.10%	1,000.00	1,252.20	6.24
Based on hypothetical 5% return	1.10%	1,000.00	1,019.66	5.60
Direxion Daily MSCI Real Estate Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	748.50	4.19
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily Natural Gas Related Bull 3X Shares
Based on actual fund return	1.14%	1,000.00	189.40	3.42
Based on hypothetical 5% return	1.14%	1,000.00	1,019.46	5.80
Direxion Daily Natural Gas Related Bear 3X Shares
Based on actual fund return	1.37%	1,000.00	2,533.10	12.20
Based on hypothetical 5% return	1.37%	1,000.00	1,018.30	6.97
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	755.40	4.29
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily Regional Banks Bull 3X Shares
Based on actual fund return	1.03%	1,000.00	831.10	4.75
Based on hypothetical 5% return	1.03%	1,000.00	1,020.01	5.24
Direxion Daily Regional Banks Bear 3X Shares
Based on actual fund return	1.08%	1,000.00	945.30	5.30
Based on hypothetical 5% return	1.08%	1,000.00	1,019.76	5.50
Direxion Daily Retail Bull 3X Shares
Based on actual fund return	1.01%	1,000.00	770.70	4.51
Based on hypothetical 5% return	1.01%	1,000.00	1,020.11	5.14
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares
Based on actual fund return	1.07%	1,000.00	813.80	4.89
Based on hypothetical 5% return	1.07%	1,000.00	1,019.81	5.45
Direxion Daily S&P Biotech Bull 3X Shares
Based on actual fund return	0.97%	1,000.00	767.20	4.32
Based on hypothetical 5% return	0.97%	1,000.00	1,020.32	4.94
Direxion Daily S&P Biotech Bear 3X Shares
Based on actual fund return	1.15%	1,000.00	957.20	5.67
Based on hypothetical 5% return	1.15%	1,000.00	1,019.41	5.85
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares
Based on actual fund return	1.03%	1,000.00	246.10	3.24
Based on hypothetical 5% return	1.03%	1,000.00	1,020.01	5.24
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Based on actual fund return	1.78%	1,000.00	1,931.30	13.15
Based on hypothetical 5% return	1.78%	1,000.00	1,016.23	9.05
Direxion Daily Semiconductor Bull 3X Shares
Based on actual fund return	1.60%	1,000.00	1,057.20	8.30
Based on hypothetical 5% return	1.60%	1,000.00	1,017.14	8.13
Direxion Daily Semiconductor Bear 3X Shares
Based on actual fund return	1.05%	1,000.00	661.30	4.40
Based on hypothetical 5% return	1.05%	1,000.00	1,019.91	5.35
Direxion Daily Technology Bull 3X Shares
Based on actual fund return	1.49%	1,000.00	1,112.60	7.93
Based on hypothetical 5% return	1.49%	1,000.00	1,017.69	7.58

DIREXION ANNUAL REPORT

Expense Example (Unaudited)

October 31, 2019

	Annualized Expense Ratio	Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Expenses Paid During Period*
Direxion Daily Technology Bear 3X Shares
Based on actual fund return	0.98%	$1,000.00	$754.30	$4.33
Based on hypothetical 5% return	0.98%	1,000.00	1,020.26	4.99
Direxion Daily Transportation Bull 3X Shares
Based on actual fund return	1.05%	1,000.00	840.90	4.87
Based on hypothetical 5% return	1.05%	1,000.00	1,019.91	5.35
Direxion Daily Utilities Bull 3X Shares
Based on actual fund return	1.08%	1,000.00	1,300.80	6.26
Based on hypothetical 5% return	1.08%	1,000.00	1,019.76	5.50
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Based on actual fund return	1.08%	1,000.00	1,198.00	5.98
Based on hypothetical 5% return	1.08%	1,000.00	1,019.76	5.50
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Based on actual fund return	0.95%	1,000.00	819.90	4.36
Based on hypothetical 5% return	0.95%	1,000.00	1,020.42	4.84
Direxion Daily 20+ Year Treasury Bull 3X Shares
Based on actual fund return	1.22%	1,000.00	1,459.40	7.56
Based on hypothetical 5% return	1.22%	1,000.00	1,019.05	6.21
Direxion Daily 20+ Year Treasury Bear 3X Shares
Based on actual fund return	0.92%	1,000.00	635.40	3.79
Based on hypothetical 5% return	0.92%	1,000.00	1,020.57	4.69

*  Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 184 days (the number of days in the period of May 1, 2019 to October 31, 2019), then divided by 365.

DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

October 31, 2019

	Cash*	Common Stocks	Investment Companies	Master Limited Partnerships	Swaps	Total
Direxion Daily Mid Cap Bull 3X Shares	25%	—	70%	—	5%	100%
Direxion Daily Mid Cap Bear 3X Shares	108%	—	—	—	(8)%	100%
Direxion Daily S&P 500® Bull 3X Shares	8%	—	71%	—	21%	100%
Direxion Daily S&P 500® Bear 3X Shares	112%	—	—	—	(12)%	100%
Direxion Daily Small Cap Bull 3X Shares	27%	—	59%	—	14%	100%
Direxion Daily Small Cap Bear 3X Shares	111%	—	—	—	(11)%	100%
Direxion Daily FTSE China Bull 3X Shares	51%	—	49%	—	0%**	100%
Direxion Daily FTSE China Bear 3X Shares	102%	—	—	—	(2)%	100%
Direxion Daily FTSE Europe Bull 3X Shares	40%	—	42%	—	18%	100%
Direxion Daily Latin America Bull 3X Shares	49%	—	44%	—	7%	100%
Direxion Daily MSCI Brazil Bull 3X Shares	32%	—	48%	—	20%	100%
Direxion Daily MSCI Developed Markets Bull 3X Shares	48%	—	47%	—	5%	100%
Direxion Daily MSCI Developed Markets Bear 3X Shares	119%	—	—	—	(19)%	100%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	62%	—	36%	—	2%	100%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	109%	—	—	—	(9)%	100%
Direxion Daily MSCI India Bull 3X Shares	47%	—	46%	—	7%	100%
Direxion Daily MSCI Japan Bull 3X Shares	47%	—	37%	—	16%	100%
Direxion Daily MSCI Mexico Bull 3X Shares	70%	—	17%	—	13%	100%
Direxion Daily MSCI South Korea Bull 3X Shares	70%	—	13%	—	17%	100%
Direxion Daily Russia Bull 3X Shares	67%	—	18%	—	15%	100%
Direxion Daily Russia Bear 3X Shares	112%	—	—	—	(12)%	100%
Direxion Daily Aerospace & Defense Bull 3X Shares	4%	72%	—	—	24%	100%
Direxion Daily Communication Services Index Bull 3X Shares	24%	59%	—	—	17%	100%
Direxion Daily Communication Services Index Bear 3X Shares	108%	—	—	—	(8)%	100%
Direxion Daily Consumer Discretionary Bull 3X Shares	14%	77%	—	—	9%	100%
Direxion Daily Consumer Discretionary Bear 3X Shares	109%	—	—	—	(9)%	100%
Direxion Daily Consumer Staples Bull 3X Shares	19%	68%	—	—	13%	100%
Direxion Daily Consumer Staples Bear 3X Shares	108%	—	—	—	(8)%	100%
Direxion Daily Energy Bull 3X Shares	27%	73%	—	—	0%**	100%
Direxion Daily Energy Bear 3X Shares	94%	—	—	—	6%	100%
Direxion Daily Financial Bull 3X Shares	12%	66%	—	—	22%	100%
Direxion Daily Financial Bear 3X Shares	113%	—	—	—	(13)%	100%
Direxion Daily Gold Miners Index Bull 3X Shares	26%	—	48%	—	26%	100%
Direxion Daily Gold Miners Index Bear 3X Shares	126%	—	—	—	(26)%	100%
Direxion Daily Healthcare Bull 3X Shares	29%	—	59%	—	12%	100%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	11%	63%	—	—	26%	100%
Direxion Daily Industrials Bull 3X Shares	23%	68%	—	—	9%	100%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	35%	—	32%	—	33%	100%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	123%	—	—	—	(23)%	100%
Direxion Daily MSCI Real Estate Bull 3X Shares	22%	68%	—	—	10%	100%
Direxion Daily MSCI Real Estate Bear 3X Shares	111%	—	—	—	(11)%	100%
Direxion Daily Natural Gas Related Bull 3X Shares	40%	61%	—	11%	(12)%	100%
Direxion Daily Natural Gas Related Bear 3X Shares	73%	—	—	—	27%	100%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	1%	85%	—	—	14%	100%
Direxion Daily Regional Banks Bull 3X Shares	32%	61%	—	—	7%	100%
Direxion Daily Regional Banks Bear 3X Shares	107%	—	—	—	(7)%	100%
Direxion Daily Retail Bull 3X Shares	9%	81%	—	—	10%	100%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	33%	—	50%	—	17%	100%
Direxion Daily S&P Biotech Bull 3X Shares	44%	66%	—	—	(10)%	100%
Direxion Daily S&P Biotech Bear 3X Shares	98%	—	—	—	2%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	35%	73%	—	—	(8)%	100%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	41%	—	—	—	59%	100%
Direxion Daily Semiconductor Bull 3X Shares	12%	54%	—	—	34%	100%
Direxion Daily Semiconductor Bear 3X Shares	123%	—	—	—	(23)%	100%
Direxion Daily Technology Bull 3X Shares	10%	—	62%	—	28%	100%
Direxion Daily Technology Bear 3X Shares	117%	—	—	—	(17)%	100%
Direxion Daily Transportation Bull 3X Shares	30%	69%	—	—	1%	100%
Direxion Daily Utilities Bull 3X Shares	17%	74%	—	—	9%	100%

DIREXION ANNUAL REPORT

Allocation of Portfolio Holdings (Unaudited)

October 31, 2019

	Cash*	Common Stocks	Investment Companies	Master Limited Partnerships	Swaps	Total
Direxion Daily 7-10 Year Treasury Bull 3X Shares	48%	—	45%	—	7%	100%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	122%	—	—	—	(22)%	100%
Direxion Daily 20+ Year Treasury Bull 3X Shares	21%	—	63%	—	16%	100%
Direxion Daily 20+ Year Treasury Bear 3X Shares	121%	—	—	—	(21)%	100%

Allocation of Portfolio Holdings reflects percentages of net assets.

*  Cash, cash equivalents and other assets less liabilities.

**  Less than 0.5%.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 69.9%
166,441	iShares Core S&P Mid-Cap ETF (a)	$32,507,591
	TOTAL INVESTMENT COMPANIES (Cost $32,167,147)	$32,507,591
SHORT TERM INVESTMENTS - 21.4%
Money Market Funds - 21.4%
4,467,746	Dreyfus Government Cash Management Institutional Shares, 1.73% (b)	$4,467,746
5,496,490	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	5,496,490
	TOTAL SHORT TERM INVESTMENTS (Cost $9,964,236)	$9,964,236
	TOTAL INVESTMENTS (Cost $42,131,383) - 91.3% (c)	$42,471,827
	Other Assets in Excess of Liabilities - 8.7%	4,009,659
	TOTAL NET ASSETS - 100.0%	$46,481,486

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $38,880,466.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P MidCap 400® Index	2.1464% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2019	15,405	$29,738,598	$338,869
Total return of S&P MidCap 400® Index	2.2175% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	25,357	48,005,743	1,489,487
Total return of S&P MidCap 400® Index	2.1875% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	2,827	5,443,940	75,528
Total return of S&P MidCap 400® Index	2.1875% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	662	1,315,525	(23,710)
Total return of S&P MidCap 400® Index	2.1875% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	5,475	10,417,891	276,191
Total return of S&P MidCap 400® Index	2.1875% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	1,889	3,710,946	(21,067)
Total return of S&P MidCap 400® Index	2.1875% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	990	1,881,131	53,139
Total return of S&P MidCap 400® Index	2.1875% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	239	469,831	(3,029)
Total return of S&P MidCap 400® Index	2.1875% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	1,845	3,630,248	(22,074)
					$104,613,853	$2,163,334

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Mid Cap Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 65.6%
Money Market Funds - 65.6%
302,141	Dreyfus Government Cash Management Institutional Shares, 1.73% (a)	$302,141
1,704,923	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	1,704,923
	TOTAL SHORT TERM INVESTMENTS (Cost $2,007,064) (b)	$2,007,064
	TOTAL INVESTMENTS (Cost $2,007,064) - 65.6%	$2,007,064
	Other Assets in Excess of Liabilities - 34.4%	1,052,676
	TOTAL NET ASSETS - 100.0%	$3,059,740

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,007,064.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.9264% representing 1 month LIBOR rate + spread	Total return of S&P MidCap 400® Index	Bank of America Merrill Lynch	12/6/2019	980	$1,908,317	$(5,446)
1.9575% representing 1 month LIBOR rate + spread	Total return of S&P MidCap 400® Index	Credit Suisse Capital LLC	12/10/2019	3,563	6,739,625	(224,607)
1.7475% representing 1 month LIBOR rate + spread	Total return of S&P MidCap 400® Index	BNP Paribas	10/21/2020	151	290,720	(4,507)
					$8,938,662	$(234,560)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 70.9%
2,204,684	SPDR® S&P 500® ETF Trust (a)	$672,362,480
	TOTAL INVESTMENT COMPANIES (Cost $633,138,302)	$672,362,480
SHORT TERM INVESTMENTS - 15.8%
Money Market Funds - 15.8%
88,816,052	Dreyfus Government Cash Management Institutional Shares, 1.73% (b)	$88,816,052
61,338,220	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	61,338,220
	TOTAL SHORT TERM INVESTMENTS (Cost $150,154,272)	$150,154,272
	TOTAL INVESTMENTS (Cost $783,292,574) - 86.7% (c)	$822,516,752
	Other Assets in Excess of Liabilities - 13.3%	125,334,036
	TOTAL NET ASSETS - 100.0%	$947,850,788

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $822,516,750.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P 500® Index	2.1964% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	11/25/2019	200,536	$592,094,008	$16,269,906
Total return of S&P 500® Index	2.1975% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/11/2019	237,729	604,277,449	115,276,812
Total return of S&P 500® Index	2.3775% representing 1 month LIBOR rate + spread	Citibank N.A.	12/16/2019	99,537	248,983,150	52,252,426
Total return of S&P 500® Index	2.2175% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	159,457	473,513,360	10,571,676
Total return of S&P 500® Index	2.3275% representing 1 month LIBOR rate + spread	BNP Paribas	2/19/2020	8,132	22,324,608	2,274,747
Total return of S&P 500® Index	2.3275% representing 1 month LIBOR rate + spread	BNP Paribas	6/17/2020	9,390	27,014,047	1,405,661
					$1,968,206,622	$198,051,228

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P 500® Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 59.0%
Money Market Funds - 59.0%
94,370,176	Dreyfus Government Cash Management Institutional Shares, 1.73% (a)	$94,370,176
193,927,369	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	193,927,369
	TOTAL SHORT TERM INVESTMENTS (Cost $288,297,545) (b)	$288,297,545
	TOTAL INVESTMENTS (Cost $288,297,545) - 59.0%	$288,297,545
	Other Assets in Excess of Liabilities - 41.0%	200,686,764
	TOTAL NET ASSETS - 100.0%	$488,984,309

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $288,297,545.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.9775% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	UBS Securities LLC	12/6/2019	113,158	$317,896,874	$(25,163,138)
2.1775% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Citibank N.A.	12/16/2019	98,652	286,855,305	(12,243,074)
2.0075% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Credit Suisse Capital LLC	12/19/2019	96,094	286,365,401	(5,462,327)
1.9864% representing 1 month LIBOR rate + spread	Total return of S&P 500® Index	Bank of America Merrill Lynch	1/28/2020	175,045	515,953,938	(15,361,190)
					$1,407,071,518	$(58,229,729)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 58.8%
2,763,491	iShares Russell 2000 ETF (a)(b)	$429,584,676
	TOTAL INVESTMENT COMPANIES (Cost $439,219,291)	$429,584,676
SHORT TERM INVESTMENTS - 30.9%
Money Market Funds - 30.9%
69,447,650	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$69,447,650
156,546,395	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	156,546,395
	TOTAL SHORT TERM INVESTMENTS (Cost $225,994,045)	$225,994,045
	TOTAL INVESTMENTS (Cost $665,213,336) - 89.7% (e)	$655,578,721
	Other Assets in Excess of Liabilities - 10.3%	75,013,502
	TOTAL NET ASSETS - 100.0%	$730,592,223

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $492,681,914.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Russell 2000® Index	2.0864% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/9/2019	324,499	$462,965,078	$39,787,165
Total return of Russell 2000® Index	2.2275% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/11/2019	326,240	455,753,488	49,540,467
Total return of Russell 2000® Index	2.1275% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	191,829	287,401,042	11,974,774
Total return of Russell 2000® Index	2.1275% representing 1 month LIBOR rate + spread	Citibank N.A.	12/24/2019	128,004	195,732,375	4,153,461
Total return of Russell 2000® Index	2.1775% representing 1 month LIBOR rate + spread	BNP Paribas	4/15/2020	17,083	26,930,069	(425,811)
Total return of Russell 2000® Index	2.1775% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	20,000	30,867,322	218,230
Total return of Russell 2000® Index	2.1775% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	100,666	159,546,439	(3,265,328)
Total return of Russell 2000® Index	2.1775% representing 1 month LIBOR rate + spread	BNP Paribas	6/17/2020	2,871	4,378,169	85,468
Total return of Russell 2000® Index	2.1775% representing 1 month LIBOR rate + spread	BNP Paribas	7/15/2020	10,000	15,468,593	89,340
Total return of Russell 2000® Index	2.1775% representing 1 month LIBOR rate + spread	BNP Paribas	7/15/2020	6,660	10,456,053	(93,717)
					$1,649,498,628	$102,064,049

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Small Cap Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 62.5%
Money Market Funds - 62.5%
55,437,576	Dreyfus Government Cash Management Institutional Shares, 1.73% (a)	$55,437,576
145,581,389	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	145,581,389
	TOTAL SHORT TERM INVESTMENTS (Cost $201,018,965) (b)	$201,018,965
	TOTAL INVESTMENTS (Cost $201,018,965) - 62.5%	$201,018,965
	Other Assets in Excess of Liabilities - 37.5%	120,383,790
	TOTAL NET ASSETS - 100.0%	$321,402,755

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $201,018,965.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.0275% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	UBS Securities LLC	12/6/2019	126,231	$190,596,756	$(5,510,456)
1.8764% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Bank of America Merrill Lynch	12/9/2019	174,877	256,389,642	(15,203,648)
1.9275% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Citibank N.A.	12/10/2019	66,605	102,169,143	(1,856,884)
1.9275% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	Credit Suisse Capital LLC	12/16/2019	183,379	274,681,183	(11,590,686)
1.9775% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	5/20/2020	13,446	21,248,428	340,863
1.9775% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	5/20/2020	20,000	30,453,928	(668,796)
1.9775% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	6/17/2020	3,168	4,830,992	(98,803)
1.9775% representing 1 month LIBOR rate + spread	Total return of Russell 2000® Index	BNP Paribas	10/21/2020	29,417	43,915,250	(2,015,269)
					$924,285,322	$(36,603,679)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 48.5%
3,879,925	iShares China Large-Cap ETF (a)(b)	$159,658,914
	TOTAL INVESTMENT COMPANIES (Cost $161,965,422)	$159,658,914
SHORT TERM INVESTMENTS - 31.6%
Money Market Funds - 31.6%
38,406,393	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)	$38,406,393
65,610,310	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	65,610,310
	TOTAL SHORT TERM INVESTMENTS (Cost $104,016,703)	$104,016,703
	TOTAL INVESTMENTS (Cost $265,982,125) - 80.1% (d)	$263,675,617
	Other Assets in Excess of Liabilities - 19.9%	65,727,795
	TOTAL NET ASSETS - 100.0%	$329,403,412

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $222,277,811.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares China Large-Cap ETF	2.2375% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2019	7,930,449	$325,540,362	$(671,189)
Total return of iShares China Large-Cap ETF	2.2775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	8,482,306	338,712,712	8,760,998
Total return of iShares China Large-Cap ETF	2.3464% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	3/26/2020	3,722,327	159,458,072	(7,180,252)
					$823,711,146	$909,557

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE China Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 61.0%
Money Market Funds - 61.0%
27,582,911	Dreyfus Government Cash Management Institutional Shares, 1.73% (a)	$27,582,911
20,484,900	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	20,484,900
	TOTAL SHORT TERM INVESTMENTS (Cost $48,067,811) (b)	$48,067,811
	TOTAL INVESTMENTS (Cost $48,067,811) - 61.0%	$48,067,811
	Other Assets in Excess of Liabilities - 39.0%	30,703,247
	TOTAL NET ASSETS - 100.0%	$78,771,058

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $48,067,811.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.8775% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	UBS Securities LLC	12/12/2019	347,121	$13,949,190	$(305,290)
2.2464% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	Bank of America Merrill Lynch	12/13/2019	3,263,603	133,618,851	(257,428)
1.9275% representing 1 month LIBOR rate + spread	Total return of iShares China Large-Cap ETF	Credit Suisse Capital LLC	12/19/2019	2,132,047	86,547,200	(1,105,225)
					$234,115,241	$(1,667,943)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily FTSE Europe Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 42.2%
210,990	Vanguard FTSE Europe ETF (a)	$11,745,814
	TOTAL INVESTMENT COMPANIES (Cost $11,528,146)	$11,745,814
SHORT TERM INVESTMENTS - 40.6%
Money Market Funds - 40.6%
11,299,350	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$11,299,350
	TOTAL SHORT TERM INVESTMENTS (Cost $11,299,350)	$11,299,350
	TOTAL INVESTMENTS (Cost $22,827,496) - 82.8% (c)	$23,045,164
	Other Assets in Excess of Liabilities - 17.2%	4,758,365
	TOTAL NET ASSETS - 100.0%	$27,803,529

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $16,436,745.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Vanguard FTSE Europe ETF	2.5775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	788,344	$40,097,840	$4,049,721
Total return of Vanguard FTSE Europe ETF	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	113,853	6,056,730	307,509
Total return of Vanguard FTSE Europe ETF	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	301,947	16,213,306	598,006
Total return of Vanguard FTSE Europe ETF	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	67,417	3,721,809	29,431
Total return of Vanguard FTSE Europe ETF	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	15,759	880,159	(2,907)
					$66,969,844	$4,981,760

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Latin America Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 44.5%
114,699	iShares Latin America 40 ETF (a)	$3,795,390
	TOTAL INVESTMENT COMPANIES (Cost $3,819,144)	$3,795,390
SHORT TERM INVESTMENTS - 52.9%
Money Market Funds - 52.9%
1,132,076	Dreyfus Government Cash Management Institutional Shares, 1.73% (b)	$1,132,076
3,384,041	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	3,384,041
	TOTAL SHORT TERM INVESTMENTS (Cost $4,516,117)	$4,516,117
	TOTAL INVESTMENTS (Cost $8,335,261) - 97.4% (c)	$8,311,507
	Other Assets in Excess of Liabilities - 2.6%	225,130
	TOTAL NET ASSETS - 100.0%	$8,536,637

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,877,850.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares Latin America 40 ETF	2.2964% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/13/2019	217,610	$7,129,993	$66,473
Total return of iShares Latin America 40 ETF	2.3775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	64,455	2,153,614	(21,380)
Total return of iShares Latin America 40 ETF	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	6/17/2020	62,913	2,083,895	11,999
Total return of iShares Latin America 40 ETF	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	96,540	3,082,703	95,094
Total return of iShares Latin America 40 ETF	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	160,607	4,956,644	336,999
Total return of iShares Latin America 40 ETF	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	42,574	1,352,421	54,292
Total return of iShares Latin America 40 ETF	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	14,567	468,569	13,149
					$21,227,839	$556,626

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Brazil Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 48.5%
4,491,825	iShares MSCI Brazil Capped ETF (a)(b)	$200,335,395
	TOTAL INVESTMENT COMPANIES (Cost $192,173,924)	$200,335,395
SHORT TERM INVESTMENTS - 53.7%
Money Market Funds - 53.7%
90,360,646	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$90,360,646
131,598,438	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	131,598,438
	TOTAL SHORT TERM INVESTMENTS (Cost $221,959,084)	$221,959,084
	TOTAL INVESTMENTS (Cost $414,133,008) - 102.2% (e)	$422,294,479
	Liabilities in Excess of Other Assets - (2.2)%	(9,109,266)
	TOTAL NET ASSETS - 100.0%	$413,185,213

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $230,239,594.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Brazil Capped ETF	2.2775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/18/2019	4,155,765	$175,260,378	$9,558,824
Total return of iShares MSCI Brazil Capped ETF	2.3775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/24/2019	13,648,574	548,648,814	58,967,823
Total return of iShares MSCI Brazil Capped ETF	2.3464% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	4/27/2020	2,870,627	120,088,984	7,809,842
Total return of iShares MSCI Brazil Capped ETF	2.2775% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	570,063	23,608,181	1,725,907
Total return of iShares MSCI Brazil Capped ETF	2.2775% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	1,356,355	57,206,947	3,186,957
Total return of iShares MSCI Brazil Capped ETF	2.2775% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	29,612	1,316,813	3,216
Total return of iShares MSCI Brazil Capped ETF	2.2775% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	670,010	30,332,975	(452,872)
					$956,463,092	$80,799,697

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Developed Markets Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 46.6%
114,960	iShares MSCI EAFE ETF (a)	$7,750,603
	TOTAL INVESTMENT COMPANIES (Cost $7,737,261)	$7,750,603
SHORT TERM INVESTMENTS - 42.6%
Money Market Funds - 42.6%
7,081,071	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$7,081,071
	TOTAL SHORT TERM INVESTMENTS (Cost $7,081,071)	$7,081,071
	TOTAL INVESTMENTS (Cost $14,818,332) - 89.2% (c)	$14,831,674
	Other Assets in Excess of Liabilities - 10.8%	1,795,660
	TOTAL NET ASSETS - 100.0%	$16,627,334

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,515,539.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI EAFE ETF	2.4275% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2019	177,980	$11,655,356	$290,418
Total return of iShares MSCI EAFE ETF	2.3175% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	446,931	29,568,623	541,821
					$41,223,979	$832,239

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Developed Markets Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 80.0%
Money Market Funds - 80.0%
2,085,357	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	$2,085,357
	TOTAL SHORT TERM INVESTMENTS (Cost $2,085,357) (b)	$2,085,357
	TOTAL INVESTMENTS (Cost $2,085,357) - 80.0%	$2,085,357
	Other Assets in Excess of Liabilities - 20.0%	521,277
	TOTAL NET ASSETS - 100.0%	$2,606,634

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,085,357.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.0175% representing 1 month LIBOR rate + spread	Total return of iShares MSCI EAFE ETF	Credit Suisse Capital LLC	12/19/2019	115,988	$7,290,166	$(502,367)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 36.2%
1,604,331	iShares MSCI Emerging Markets ETF (a)	$68,312,414
	TOTAL INVESTMENT COMPANIES (Cost $69,003,504)	$68,312,414
SHORT TERM INVESTMENTS - 39.8%
Money Market Funds - 39.8%
75,028,379	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$75,028,379
	TOTAL SHORT TERM INVESTMENTS (Cost $75,028,379)	$75,028,379
	TOTAL INVESTMENTS (Cost $144,031,883) - 76.0% (c)	$143,340,793
	Other Assets in Excess of Liabilities - 24.0%	45,255,400
	TOTAL NET ASSETS - 100.0%	$188,596,193

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $143,340,793.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI Emerging Markets ETF	2.0975% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2019	3,862,799	$165,996,345	$(2,542,257)
Total return of iShares MSCI Emerging Markets ETF	2.2775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	2,805,372	118,426,815	(542,350)
Total return of iShares MSCI Emerging Markets ETF	2.1275% representing 1 month LIBOR rate + spread	Citibank N.A.	12/16/2019	2,108,123	85,704,590	3,829,285
Total return of iShares MSCI Emerging Markets ETF	2.0775% representing 1 month LIBOR rate + spread	BNP Paribas	7/15/2020	558,003	23,407,326	142,647
Total return of iShares MSCI Emerging Markets ETF	2.0775% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	403,806	16,144,204	967,834
Total return of iShares MSCI Emerging Markets ETF	2.0775% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	428,029	17,385,734	778,343
Total return of iShares MSCI Emerging Markets ETF	2.0775% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	716,500	29,888,010	569,880
Total return of iShares MSCI Emerging Markets ETF	2.0775% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	351,121	14,860,360	80,882
Total return of iShares MSCI Emerging Markets ETF	2.0775% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	449,713	19,270,634	(125,056)
					$491,084,018	$3,159,208

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Emerging Markets Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 69.5%
Money Market Funds - 69.5%
43,655,589	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	$43,655,589
	TOTAL SHORT TERM INVESTMENTS (Cost $43,655,589) (b)	$43,655,589
	TOTAL INVESTMENTS (Cost $43,655,589) - 69.5%	$43,655,589
	Other Assets in Excess of Liabilities - 30.5%	19,181,153
	TOTAL NET ASSETS - 100.0%	$62,836,742

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $43,655,589.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.7775% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	UBS Securities LLC	12/12/2019	1,368,334	$58,440,058	$492,149
1.8775% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	Citibank N.A.	12/24/2019	753,973	30,701,299	(1,351,123)
1.7775% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	8/19/2020	1,098,660	42,902,673	(3,670,748)
1.7775% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	10/21/2020	655,263	26,978,851	(872,043)
1.7775% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	11/18/2020	85,807	3,665,800	12,499
1.7775% representing 1 month LIBOR rate + spread	Total return of iShares MSCI Emerging Markets ETF	BNP Paribas	11/18/2020	465,332	19,719,844	(89,237)
					$182,408,525	$(5,478,503)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI India Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 45.6%
1,097,716	iShares MSCI India ETF (a)	$38,035,860
	TOTAL INVESTMENT COMPANIES (Cost $36,704,482)	$38,035,860
SHORT TERM INVESTMENTS - 33.5%
Money Market Funds - 33.5%
15,307,851	Dreyfus Government Cash Management Institutional Shares, 1.73% (b)	$15,307,851
12,592,578	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	12,592,578
	TOTAL SHORT TERM INVESTMENTS (Cost $27,900,429)	$27,900,429
	TOTAL INVESTMENTS (Cost $64,604,911) - 79.1% (c)	$65,936,289
	Other Assets in Excess of Liabilities - 20.9%	17,461,577
	TOTAL NET ASSETS - 100.0%	$83,397,866

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $63,630,124.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI India ETF	2.4275% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/12/2019	2,093,736	$68,343,823	$3,990,200
Total return of iShares MSCI India ETF	2.5275% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	1,805,247	60,416,586	1,926,750
Total return of iShares MSCI India ETF	2.2964% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	4/27/2020	2,224,000	76,511,642	286,219
					$205,272,051	$6,203,169

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Japan Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 36.8%
57,142	iShares MSCI Japan ETF (a)	$3,353,093
	TOTAL INVESTMENT COMPANIES (Cost $3,333,836)	$3,353,093
SHORT TERM INVESTMENTS - 34.3%
Money Market Funds - 34.3%
3,127,367	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$3,127,367
	TOTAL SHORT TERM INVESTMENTS (Cost $3,127,367)	$3,127,367
	TOTAL INVESTMENTS (Cost $6,461,203) - 71.1% (c)	$6,480,460
	Other Assets in Excess of Liabilities - 28.9%	2,640,422
	TOTAL NET ASSETS - 100.0%	$9,120,882

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,232,688.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI Japan ETF	2.3775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/09/2019	278,901	$15,131,598	$1,125,796
Total return of iShares MSCI Japan ETF	2.3275% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/11/2019	130,260	7,303,667	320,298
					$22,435,265	$1,446,094

The accompanying notes are an integral part of these financial statements.
DIREXION ANNUAL REPORT

Direxion Daily MSCI Mexico Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 17.1%
43,920	iShares MSCI Mexico ETF (a)(b)	$1,946,095
	TOTAL INVESTMENT COMPANIES (Cost $1,946,570)	$1,946,095
SHORT TERM INVESTMENTS - 47.7%
Money Market Funds - 47.7%
3,172,524	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$3,172,524
2,264,997	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	2,264,997
	TOTAL SHORT TERM INVESTMENTS (Cost $5,437,521)	$5,437,521
	TOTAL INVESTMENTS (Cost $7,384,091) - 64.8% (e)	$7,383,616
	Other Assets in Excess of Liabilities - 35.2%	4,016,380
	TOTAL NET ASSETS - 100.0%	$11,399,996

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,817,438.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares MSCI Mexico Capped ETF	1.7775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/4/19	355,272	$15,554,294	$157,346
Total return of iShares MSCI Mexico Capped ETF	2.1964% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/18/2019	372,652	15,073,947	1,373,460
					$30,628,241	$1,530,806

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI South Korea Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 12.5%
54,466	iShares MSCI South Korea Capped ETF (a)	$3,209,681
	TOTAL INVESTMENT COMPANIES (Cost $3,287,744)	$3,209,681
SHORT TERM INVESTMENTS - 56.8%
Money Market Funds - 56.8%
14,540,203	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$14,540,203
	TOTAL SHORT TERM INVESTMENTS (Cost $14,540,203)	$14,540,203
	TOTAL INVESTMENTS (Cost $17,827,947) - 69.3% (c)	$17,749,884
	Other Assets in Excess of Liabilities - 30.7%	7,830,176
	TOTAL NET ASSETS - 100.0%	$25,580,060

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $17,749,884.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of iShares MSCI South Korea Capped ETF	2.3775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/17/2019	1,097,718	$60,226,970	$4,125,992
Total return of iShares MSCI South Korea Capped ETF	2.3775% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	112,918	6,513,448	132,892
Total return of iShares MSCI South Korea Capped ETF	2.3775% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	28,551	1,670,000	11,114
Total return of iShares MSCI South Korea Capped ETF	2.3775% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	8,620	510,955	(3,065)
					$68,921,373	$4,266,933

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 17.5%
558,101	VanEck VectorsTM Russia ETF (a)	$13,439,072
	TOTAL INVESTMENT COMPANIES (Cost $12,341,801)	$13,439,072
SHORT TERM INVESTMENTS - 59.1%
Money Market Funds - 59.1%
11,627,405	Dreyfus Government Cash Management Institutional Shares, 1.73% (b)	$11,627,405
33,655,149	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	33,655,149
	TOTAL SHORT TERM INVESTMENTS (Cost $45,282,554)	$45,282,554
	TOTAL INVESTMENTS (Cost $57,624,355) - 76.6% (c)	$58,721,626
	Other Assets in Excess of Liabilities - 23.4%	17,920,806
	TOTAL NET ASSETS - 100.0%	$76,642,432

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $58,721,626.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck VectorsTM Russia ETF	2.7175% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	3,463,385	$75,435,320	$7,185,924
Total return of VanEck VectorsTM Russia ETF	2.1764% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/13/2019	2,500,000	58,005,970	1,859,689
Total return of VanEck VectorsTM Russia ETF	2.4775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/16/2019	1,355,875	31,281,984	1,294,935
Total return of VanEck VectorsTM Russia ETF	2.5675% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	444,704	10,158,759	535,890
Total return of VanEck VectorsTM Russia ETF	2.5675% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	719,060	16,928,507	376,061
Total return of VanEck VectorsTM Russia ETF	2.5675% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	511,286	12,396,213	(86,465)
					$204,206,753	$11,166,034

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Russia Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 80.8%
Money Market Funds - 80.8%
2,045,338	Dreyfus Government Cash Management Institutional Shares, 1.73% (a)	$2,045,338
15,419,132	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	15,419,132
	TOTAL SHORT TERM INVESTMENTS (Cost $17,464,470) (b)	$17,464,470
	TOTAL INVESTMENTS (Cost $17,464,470) - 80.8%	$17,464,470
	Other Assets in Excess of Liabilities - 19.2%	4,144,691
	TOTAL NET ASSETS - 100.0%	$21,609,161

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $17,464,470.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.1664% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Russia ETF	Bank of America Merrill Lynch	12/13/2019	374,550	$8,809,163	$(155,105)
2.3275% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Russia ETF	Credit Suisse Capital LLC	12/17/2019	1,324,359	29,657,794	(2,136,152)
2.1575% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Russia ETF	BNP Paribas	10/21/2020	323,565	7,536,677	(236,850)
2.1575% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Russia ETF	BNP Paribas	11/18/2020	136,525	3,289,952	2,824
2.1575% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Russia ETF	BNP Paribas	11/18/2020	533,435	12,804,719	(39,637)
					$62,098,305	$(2,564,920)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 71.9%
Computer and Electronic Product Manufacturing - 12.8%
8,173	Aerojet Rocketdyne Holdings, Inc. (a)	$353,319
3,520	Cubic Corp.	259,565
8,413	L3 Harris Technologies, Inc.	1,735,686
6,263	Mercury Systems, Inc. (a)	461,333
3,670	Moog, Inc. Class A	307,216
4,872	Northrop Grumman Corp.	1,717,282
9,053	Raytheon Co.	1,921,137
		6,755,538
Electrical Equipment, Appliance, and Component Manufacturing - 0.6%
6,691	Axon Enterprise, Inc. (a)	342,111
Fabricated Metal Product Manufacturing - 3.5%
6,190	American Outdoor Brands Corp. (a)	43,825
10,748	BWX Technologies, Inc.	624,459
4,825	Curtiss-Wright Corp.	652,581
2,809	RBC Bearings, Inc. (a)	450,676
1,876	Sturm, Ruger & Co, Inc.	85,846
		1,857,387
Merchant Wholesalers, Durable Goods - 3.5%
9,607	Hexcel Corp.	716,874
4,667	Huntington Ingalls Industries, Inc.	1,053,155
7,434	Wesco Aircraft Holdings, Inc. (a)	81,923
		1,851,952
Miscellaneous Manufacturing - 2.3%
25,984	Textron, Inc.	1,197,603
Paper Manufacturing - 0.2%
2,796	Astronics Corp. (a)	80,916
Primary Metal Manufacturing - 2.3%
43,739	Arconic, Inc.	1,201,510
Professional, Scientific, and Technical Services - 2.7%
2,133	Parsons Corp. (a)	75,935
4,108	Teledyne Technologies, Inc. (a)	1,353,997
		1,429,932
Textile Mills - 0.1%
569	National Presto Industries, Inc. (b)	48,985
Transportation Equipment Manufacturing - 43.9%
3,722	AAR Corp.	155,394
2,437	AeroVironment, Inc. (a)	141,297
22,829	Boeing Co.	7,759,805
9,270	General Dynamics Corp.	1,638,936
8,133	HEICO Corp.	774,831
4,557	HEICO Corp. Class A	562,060
10,184	Kratos Defense & Security Solutions, Inc. (a)	192,274
6,872	Lockheed Martin Corp.	2,588,545
11,686	Spirit AeroSystems Holdings, Inc.	956,149
3,489	TransDigm Group, Inc.	1,836,191
Shares		Fair Value
Transportation Equipment Manufacturing (continued)
5,652	Triumph Group, Inc.	$117,392
45,016	United Technologies Corp.	6,463,397
		23,186,271
	TOTAL COMMON STOCKS (Cost $36,739,005)	$37,952,205
SHORT TERM INVESTMENTS - 18.8%
Money Market Funds - 18.8%
17,738	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$17,738
9,915,839	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	9,915,839
	TOTAL SHORT TERM INVESTMENTS (Cost $9,933,577)	$9,933,577
	TOTAL INVESTMENTS (Cost $46,672,582) - 90.7% (e)	$47,885,782
	Other Assets in Excess of Liabilities - 9.3%	4,873,549
	TOTAL NET ASSETS - 100.0%	$52,759,331

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $30,313,563.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Aerospace & Defense Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones U.S. Select Aerospace & Defense Index	2.4775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	2,581	$57,502,367	$12,871,738
Total return of Dow Jones U.S. Select Aerospace & Defense Index	2.5275% representing 1 month LIBOR rate + spread	Citibank N.A.	12/18/2019	348	9,215,276	337,708
Total return of Dow Jones U.S. Select Aerospace & Defense Index	2.2775% representing 1 month LIBOR rate + spread	UBS Securities LLC	3/12/2020	1,441	40,159,708	(543,140)
					$106,877,351	$12,666,306

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Communication Services Index Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 59.3%
Administrative and Support Services - 0.3%
136	TripAdvisor, Inc. (a)	$5,494
Amusement, Gambling, and Recreation Industries - 2.5%
332	The Walt Disney Co.	43,134
Broadcasting (except Internet) - 9.3%
424	CBS Corp. Class B	15,281
108	Charter Communications, Inc. (a)	50,529
981	Comcast Corp. Class A	43,968
204	Discovery Communications, Inc. Class A (a)(b)	5,499
450	Discovery Communications, Inc. Class C (a)	11,358
311	Dish Network Corp. (a)	10,692
459	FOX Corp. Class A	14,706
211	FOX Corp. Class B	6,592
		158,625
Motion Picture and Sound Recording Industries - 3.7%
156	Netflix, Inc. (a)	44,836
146	Take-Two Interactive Software, Inc. (a)	17,571
		62,407
Other Information Services - 15.9%
95	Alphabet, Inc. Class A (a)	119,586
96	Alphabet, Inc. Class C (a)	120,971
1,001	Twitter, Inc. (a)	30,000
		270,557
Performing Arts, Spectator Sports, and Related Industries - 5.5%
822	Activision Blizzard, Inc.	46,057
382	Electronic Arts, Inc. (a)	36,825
458	Viacom, Inc. Class B	9,874
		92,756
Professional, Scientific, and Technical Services - 13.2%
1,000	Facebook, Inc. (a)	191,650
501	Interpublic Group of Companies, Inc.	10,897
282	Omnicom Group, Inc.	21,767
		224,314
Publishing Industries (except Internet) - 0.5%
499	News Corp. Class A	6,841
158	News Corp. Class B	2,231
		9,072
Telecommunications - 8.4%
1,214	AT&T, Inc.	46,727
1,271	CenturyLink, Inc.	16,447
410	T-Mobile US, Inc. (a)	33,891
767	Verizon Communications, Inc.	46,380
		143,445
	TOTAL COMMON STOCKS (Cost $1,044,277)	$1,009,804
Shares		Fair Value
SHORT TERM INVESTMENTS - 28.7%
Money Market Funds - 28.7%
523	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$523
488,290	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	488,290
	TOTAL SHORT TERM INVESTMENTS (Cost $488,813)	$488,813
	TOTAL INVESTMENTS (Cost $1,533,090) - 88.0% (e)	$1,498,617
	Other Assets in Excess of Liabilities - 12.0%	203,515
	TOTAL NET ASSETS - 100.0%	$1,702,132

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,424,574.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Communication Services Index Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Communication Services Select Sector Index	2.3675% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	14,773	$3,583,699	$286,687
Total return of Communication Services Select Sector Index	2.2575% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	720	190,419	(82)
					$3,774,118	$286,605

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Communication Services Index Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 71.1%
Money Market Funds - 71.1%
528,052	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	$528,052
	TOTAL SHORT TERM INVESTMENTS (Cost $528,052) (b)	$528,052
	TOTAL INVESTMENTS (Cost $528,052) - 71.1%	$528,052
	Other Assets in Excess of Liabilities - 28.9%	214,692
	TOTAL NET ASSETS - 100.0%	$742,744

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $528,052.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.9775% representing 1 month LIBOR rate + spread	Total return of Communication Services Select Sector Index	UBS Securities LLC	12/11/2019	167	$43,575	$(2,146)
2.0775% representing 1 month LIBOR rate + spread	Total return of Communication Services Select Sector Index	Credit Suisse Capital LLC	12/19/2019	8,260	2,123,907	(57,805)
					$2,167,482	$(59,951)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 76.6%
Accommodation - 2.6%
608	Hilton Worldwide Holdings, Inc.	$58,952
579	Marriott International, Inc. Class A	73,272
1,104	MGM Resorts International	31,464
		163,688
Administrative and Support Services - 2.9%
90	Booking Holdings, Inc. (a)	184,389
Amusement, Gambling, and Recreation Industries - 1.0%
650	Las Vegas Sands Corp.	40,196
205	Wynn Resorts Ltd.	24,875
		65,071
Apparel Manufacturing - 1.9%
321	Capri Holdings Ltd. (a)	9,973
766	Hanesbrands, Inc.	11,651
157	PVH Corp.	13,684
110	Ralph Lauren Corp.	10,567
399	Under Armour, Inc. Class A (a)	8,239
412	Under Armour, Inc. Class C (a)	7,622
692	V F Corp.	56,945
		118,681
Building Material and Garden Equipment and Supplies Dealers - 11.4%
1,634	Lowe's Companies, Inc.	182,371
2,319	The Home Depot, Inc.	543,991
		726,362
Clothing and Clothing Accessories Stores - 4.5%
453	Gap, Inc.	7,366
492	L Brands, Inc.	8,384
227	Nordstrom, Inc. (b)	8,149
772	Ross Stores, Inc.	84,665
230	Tiffany & Co.	28,637
2,560	TJX Companies, Inc.	147,584
		284,785
Construction of Buildings - 1.8%
713	D.R. Horton, Inc.	37,340
602	Lennar Corp. Class A	35,879
6	NVR, Inc. (a)	21,819
545	PulteGroup, Inc.	21,386
		116,424
Electrical Equipment, Appliance, and Component Manufacturing - 0.3%
135	Whirlpool Corp.	20,536
Electronics and Appliance Stores - 0.6%
491	Best Buy Co., Inc.	35,269
Food Services and Drinking Places - 10.5%
54	Chipotle Mexican Grill, Inc. (a)	42,021
261	Darden Restaurants, Inc.	29,302
1,608	McDonald's Corp.	316,294
2,534	Starbucks Corp.	214,275
645	Yum! Brands, Inc.	65,603
		667,495
Funds, Trusts, and Other Financial Vehicles - 0.4%
305	Garmin Ltd. ADR (Switzerland)	28,594
Shares		Fair Value
General Merchandise Stores - 4.9%
544	Dollar General Corp.	$87,225
501	Dollar Tree, Inc. (a)	55,310
337	Kohl's Corp.	17,274
654	Macy's, Inc.	9,915
1,082	Target Corp.	115,677
252	Tractor Supply Co.	23,945
		309,346
Health and Personal Care Stores - 0.5%
125	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	29,144
Leather and Allied Product Manufacturing - 4.0%
2,651	NIKE, Inc. Class B	237,397
608	Tapestry, Inc.	15,723
		253,120
Merchant Wholesalers, Durable Goods - 1.2%
151	Advance Auto Parts, Inc.	24,535
279	Leggett & Platt, Inc.	14,313
652	LKQ Corp. (a)	22,161
127	Mohawk Industries, Inc. (a)	18,209
		79,218
Miscellaneous Manufacturing - 0.4%
249	Hasbro, Inc.	24,230
Motor Vehicle and Parts Dealers - 2.6%
52	AutoZone, Inc. (a)	59,508
351	CarMax, Inc. (a)	32,703
162	O'Reilly Automotive, Inc. (a)	70,552
		162,763
Nonstore Retailers - 18.1%
612	Amazon.com, Inc. (a)	1,087,316
1,670	eBay, Inc.	58,867
		1,146,183
Plastics and Rubber Products Manufacturing - 0.2%
807	Newell Rubbermaid, Inc.	15,309
Professional, Scientific, and Technical Services - 0.2%
425	H & R Block, Inc.	10,621
Support Activities for Transportation - 0.6%
296	Expedia, Inc.	40,451
Transportation Equipment Manufacturing - 3.9%
542	Aptiv PLC ADR (Ireland)	48,536
437	BorgWarner, Inc.	18,214
8,298	Ford Motor Co.	71,280
2,660	General Motors Co.	98,846
332	Harley-Davidson, Inc.	12,918
		249,794
Water Transportation - 1.6%
848	Carnival Corp.	36,371
456	Norwegian Cruise Line Holdings Ltd. (a)	23,146
364	Royal Caribbean Cruises Ltd. ADR (Liberia)	39,614
		99,131

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Discretionary Bull 3X Shares

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Wholesale Electronic Markets and Agents and Brokers - 0.5%
310	Genuine Parts Co.	$31,800
	TOTAL COMMON STOCKS (Cost $4,601,611)	$4,862,404
SHORT TERM INVESTMENTS - 7.4%
Money Market Funds - 7.4%
504	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$504
469,715	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	469,715
	TOTAL SHORT TERM INVESTMENTS (Cost $470,219)	$470,219
	TOTAL INVESTMENTS (Cost $5,071,830) - 84.0% (e)	$5,332,623
	Other Assets in Excess of Liabilities - 16.0%	1,014,601
	TOTAL NET ASSETS - 100.0%	$6,347,224

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $5,215,897.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Consumer Discretionary Select Sector Index	2.4675% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	7,416	$8,958,316	$78,932
Total return of Consumer Discretionary Select Sector Index	2.3275% representing 1 month LIBOR rate + spread	Citibank N.A.	12/23/2019	4,208	4,627,497	466,273
					$13,585,813	$545,205

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Discretionary Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 56.1%
Money Market Funds - 56.1%
846,072	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	$846,072
	TOTAL SHORT TERM INVESTMENTS (Cost $846,072) (b)	$846,072
	TOTAL INVESTMENTS (Cost $846,072) - 56.1%	$846,072
	Other Assets in Excess of Liabilities - 43.9%	662,818
	TOTAL NET ASSETS - 100.0%	$1,508,890

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $846,072.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.0775% representing 1 month LIBOR rate + spread	Total return of Consumer Discretionary Select Sector Index	Citibank N.A.	12/12/2019	3,397	$4,007,910	$(129,853)
2.0775% representing 1 month LIBOR rate + spread	Total return of Consumer Discretionary Select Sector Index	Credit Suisse Capital LLC	12/20/2019	314	383,872	947
					$4,391,782	$(128,906)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Staples Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 67.8%
Beverage and Tobacco Product Manufacturing - 23.9%
3,558	Altria Group, Inc.	$159,363
6,658	Coca-Cola Co.	362,395
319	Constellation Brands, Inc. Class A	60,715
358	Molson Coors Brewing Co. Class B	18,874
737	Monster Beverage Corp. (a)	41,368
2,419	PepsiCo, Inc.	331,814
1,979	Philip Morris International, Inc.	161,170
		1,135,699
Chemical Manufacturing - 17.1%
471	Church & Dwight Co., Inc.	32,942
239	Clorox Co.	35,298
1,634	Colgate-Palmolive Co.	112,093
560	COTY, Inc. Class A	6,546
656	Kimberly-Clark Corp.	87,169
4,330	Procter & Gamble Co.	539,128
		813,176
Food and Beverage Stores - 0.8%
1,521	Kroger Co.	37,477
Food Manufacturing - 11.5%
1,061	Archer-Daniels-Midland Co.	44,604
321	Campbell Soup Co.	14,866
927	ConAgra Brands, Inc.	25,075
1,149	General Mills, Inc.	58,438
529	Hormel Foods Corp.	21,631
474	Kellogg Co.	30,113
277	Lamb Weston Holdings, Inc.	21,617
234	McCormick & Co, Inc.	37,602
2,747	Mondelez International, Inc.	144,080
284	The Hershey Co.	41,711
217	The J.M. Smucker Co.	22,933
1,185	The Kraft Heinz Co.	38,311
561	Tyson Foods, Inc. Class A	46,445
		547,426
General Merchandise Stores - 9.1%
495	Costco Wholesale Corp.	147,069
2,461	Wal-Mart Stores, Inc.	288,577
		435,646
Shares		Fair Value
Health and Personal Care Stores - 1.7%
1,445	Walgreens Boots Alliance, Inc.	$79,157
Merchant Wholesalers, Nondurable Goods - 2.1%
347	Brown Forman Corp. Class B	22,735
977	Sysco Corp.	78,033
		100,768
Miscellaneous Manufacturing - 1.6%
421	Estee Lauder Companies, Inc. Class A	78,420
	TOTAL COMMON STOCKS (Cost $3,003,533)	$3,227,769
SHORT TERM INVESTMENTS - 10.7%
Money Market Funds - 10.7%
509,697	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$509,697
	TOTAL SHORT TERM INVESTMENTS (Cost $509,697)	$509,697
	TOTAL INVESTMENTS (Cost $3,513,230) - 78.5% (c)	$3,737,466
	Other Assets in Excess of Liabilities - 21.5%	1,022,792
	TOTAL NET ASSETS - 100.0%	$4,760,258

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,657,164.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Consumer Staples Select Sector Index	2.4775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	8,721	$5,297,653	$43,526
Total return of Consumer Staples Select Sector Index	2.4175% representing 1 month LIBOR rate + spread	Citibank N.A.	12/23/2019	8,990	4,946,496	589,806
Total return of Consumer Staples Select Sector Index	2.2230% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/18/2020	275	169,484	(475)
					$10,413,633	$632,857

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Consumer Staples Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 90.9%
Money Market Funds - 90.9%
763,519	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	$763,519
	TOTAL SHORT TERM INVESTMENTS (Cost $763,519) (b)	$763,519
	TOTAL INVESTMENTS (Cost $763,519) - 90.9%	$763,519
	Other Assets in Excess of Liabilities - 9.1%	76,764
	TOTAL NET ASSETS - 100.0%	$840,283

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $763,519.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.0775% representing 1 month LIBOR rate + spread	Total return of Consumer Staples Select Sector Index	Citibank N.A.	12/24/2019	4,102	$2,460,531	$(63,027)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 72.9%
Machinery Manufacturing - 2.2%
134,847	Baker Hughes Co.	$2,885,726
80,166	National Oilwell Varco, Inc.	1,813,355
87,175	TechnipFMC PLC	1,719,963
		6,419,044
Oil and Gas Extraction - 16.3%
78,096	Apache Corp.	1,691,559
86,903	Cabot Oil & Gas Corp.	1,619,872
21,070	Cimarex Energy Co.	889,575
41,763	Concho Resources, Inc.	2,819,838
83,966	Devon Energy Corp.	1,702,831
33,875	Diamondback Energy, Inc.	2,905,120
120,542	EOG Resources, Inc.	8,354,766
167,019	Marathon Oil Corp.	1,925,729
99,351	Noble Energy, Inc.	1,913,500
185,811	Occidental Petroleum Corp.	7,525,346
93,178	Phillips 66	10,885,054
34,711	Pioneer Natural Resources Co.	4,270,147
		46,503,337
Petroleum and Coal Products Manufacturing - 41.7%
380,533	Chevron Corp.	44,195,103
170,504	ConocoPhillips	9,411,821
687,904	Exxon Mobil Corp.	46,481,673
31,456	HollyFrontier Corp.	1,728,193
136,749	Marathon Petroleum Corp.	8,745,098
86,083	Valero Energy Corp.	8,348,329
		118,910,217
Pipeline Transportation - 2.0%
251,758	Williams Companies, Inc.	5,616,721
Support Activities for Mining - 5.8%
181,946	Halliburton Co.	3,502,461
22,740	Helmerich & Payne, Inc.	852,750
53,759	Hess Corp.	3,534,654
261,902	Schlumberger Ltd. (a)	8,561,576
		16,451,441
Shares		Fair Value
Utilities – 4.9%
404,401	Kinder Morgan, Inc.	$8,079,932
85,783	ONEOK, Inc.	5,990,227
		14,070,159
	TOTAL COMMON STOCKS (Cost $216,988,389)	$207,970,919
SHORT TERM INVESTMENTS - 19.9%
Money Market Funds - 19.9%
56,609,205	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$56,609,205
	TOTAL SHORT TERM INVESTMENTS (Cost $56,609,205)	$56,609,205
	TOTAL INVESTMENTS (Cost $273,597,594) - 92.8% (c)	$264,580,124
	Other Assets in Excess of Liabilities - 7.2%	20,519,018
	TOTAL NET ASSETS - 100.0%	$285,099,142

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $215,325,566.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Energy Select Sector Index	2.2675% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/5/2019	805,065	$469,795,976	$755,569
Total return of Energy Select Sector Index	2.2775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	48,646	29,280,513	(839,110)
Total return of Energy Select Sector Index	2.5275% representing 1 month LIBOR rate + spread	Citibank N.A.	12/16/2019	203,385	118,919,843	652,895
Total return of Energy Select Sector Index	2.2775% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	50,000	30,174,534	(993,934)
					$648,170,866	$(424,580)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Energy Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 52.2%
Money Market Funds - 52.2%
13,400,689	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	$13,400,689
	TOTAL SHORT TERM INVESTMENTS (Cost $13,400,689) (b)	$13,400,689
	TOTAL INVESTMENTS (Cost $13,400,689) - 52.2%	$13,400,689
	Other Assets in Excess of Liabilities - 47.8%	12,262,273
	TOTAL NET ASSETS - 100.0%	$25,662,962

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $13,400,689.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
2.0475% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	Credit Suisse Capital LLC	12/10/2019	54,764	$33,224,690	$1,231,791
1.9775% representing 1 month LIBOR rate + spread	Total return of Energy Select Sector Index	UBS Securities LLC	12/17/2019	76,907	45,161,358	229,341
					$78,386,048	$1,461,132

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 66.2%
Accommodation - 0.1%
36,149	Park Hotels & Resorts, Inc.	$840,464
13,801	Wyndham Worldwide Corp.	640,505
		1,480,969
Administrative and Support Services - 5.0%
17,250	Broadridge Financial Solutions, Inc.	2,160,045
72,430	Colony Capital, Inc.	405,608
18,254	Equifax, Inc.	2,495,504
5,682	FactSet Research System, Inc.	1,440,501
12,934	FleetCor Technologies, Inc. (a)	3,805,442
43,207	Iron Mountain, Inc.	1,417,190
24,941	Moody's Corp.	5,504,229
30,721	Navient Corp.	423,028
28,383	TransUnion	2,345,003
264,309	Visa, Inc. Class A	47,274,308
		67,270,858
Amusement, Gambling, and Recreation Industries - 0.6%
45,251	Global Payments, Inc.	7,655,564
Credit Intermediation and Related Activities - 24.4%
59,275	Ally Financial, Inc.	1,815,593
103,917	American Express Co.	12,187,386
24,273	Associated Banc-Corp	488,130
1,279,379	Bank of America Corp.	40,006,181
6,122	Bank of Hawaii Corp.	534,512
127,333	Bank of New York Mellon Corp.	5,952,818
18,406	Bank OZK	516,472
14,218	BankUnited, Inc.	487,677
116,119	BB&T Corp.	6,160,113
4,900	BOK Financial Corp.	378,035
70,957	Capital One Financial Corp.	6,616,740
14,340	CIT Group, Inc.	615,043
343,044	Citigroup, Inc.	24,651,142
67,784	Citizens Financial Group, Inc.	2,383,286
22,560	Comerica, Inc.	1,475,875
15,092	Commerce Bancshares, Inc.	971,321
1,588	Credit Acceptance Corp. (a)	695,242
48,213	Discover Financial Services	3,869,575
21,998	East West Bancorp, Inc.	944,154
7,578	Euronet Worldwide, Inc. (a)	1,061,451
49,097	F.N.B. Corp.	592,110
92,642	Fidelity National Information Services, Inc.	12,206,510
111,276	Fifth Third Bancorp	3,235,906
1,100	First Citizens BancShares, Inc. Class A	541,112
20,231	First Hawaiian, Inc.	552,913
47,278	First Horizon National Corp.	755,030
25,216	First Republic Bank	2,681,974
157,985	Huntington Bancshares, Inc.	2,232,328
483,010	JPMorgan Chase & Co.	60,337,609
152,227	KeyCorp	2,735,519
1,173	LendingTree Inc. (a)(b)	422,104
20,223	M&T Bank Corp.	3,165,506
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
136,375	MasterCard, Inc. Class A	$37,749,964
68,711	New York Community Bancorp, Inc.	800,483
29,974	Northern Trust Corp.	2,987,808
9,885	OneMain Holdings, Inc.	395,400
17,864	PacWest Bancorp	660,789
66,831	People's United Financial, Inc.	1,080,657
11,357	Pinnacle Financial Partners, Inc.	668,019
67,550	PNC Financial Services Group, Inc.	9,909,585
14,439	Popular, Inc.	786,348
13,838	Prosperity Bancshares, Inc.	955,099
151,353	Regions Financial Corp.	2,436,783
15,816	Santander Consumer USA Holdings, Inc.	396,665
8,181	Signature Bank	967,976
64,604	SLM Corp.	545,258
56,526	State Street Corp.	3,734,673
30,688	Sterling Bancorp	603,019
67,302	SunTrust Banks, Inc.	4,599,419
7,878	SVB Financial Group (a)	1,744,819
100,583	Synchrony Financial	3,557,621
22,350	Synovus Financial Corp.	756,995
23,171	TCF Financial Corp.	917,340
7,605	Texas Capital Bancshares, Inc. (a)	411,126
7,372	TFS Financial Corp.	141,985
217,333	U.S. Bancorp	12,392,328
13,852	Webster Financial Corp.	610,873
603,179	Wells Fargo & Co.	31,142,132
14,661	Western Alliance Bancorp	723,227
64,236	Western Union Co.	1,609,754
8,517	Wintrust Financial Corp.	543,555
26,453	Zions Bancorp (b)	1,282,177
		326,381,244
Data Processing, Hosting and Related Services - 0.9%
12,188	CoreLogic, Inc. (a)	493,492
16,964	CyrusOne, Inc.	1,209,194
85,653	Fiserv, Inc. (a)	9,091,209
6,522	WEX, Inc. (a)	1,233,832
		12,027,727
Forestry and Logging - 0.0% (†)
19,624	Rayonier, Inc.	529,456
Funds, Trusts, and Other Financial Vehicles - 0.1%
83,060	AGNC Investment Corp.	1,416,173
28,233	Chimera Investment Corp.	572,001
		1,988,174
Insurance Carriers and Related Activities - 13.3%
111,991	Aflac, Inc.	5,953,441
2,121	Alleghany Corp. (a)	1,650,753
49,890	Allstate Corp.	5,309,294
11,159	American Financial Group, Inc.	1,160,982
132,157	American International Group, Inc.	6,999,035

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Insurance Carriers and Related Activities (continued)
1,122	American National Insurance Co.	$134,617
35,536	Aon PLC	6,864,134
58,117	Arch Capital Group Ltd. (a)	2,426,966
27,887	Arthur J. Gallagher & Co.	2,543,852
9,305	Assurant, Inc.	1,173,081
14,616	Assured Guaranty Ltd.	685,783
22,209	Athene Holding Ltd. (a)	962,760
44,607	AXA Equitable Holdings, Inc.	963,511
12,505	Axis Capital Holdings Ltd.	743,172
297,200	Berkshire Hathaway, Inc. Class B (a)	63,178,776
16,905	Brighthouse Financial, Inc. (a)	638,333
35,737	Brown & Brown, Inc.	1,346,570
69,152	Chubb Limited	10,540,148
23,079	Cincinnati Financial Corp.	2,612,774
4,269	CNA Financial Corp.	191,422
3,728	Erie Indemnity Co. Class A	686,959
6,094	Everest Re Group Ltd.	1,566,706
16,539	First American Financial Corp.	1,021,779
16,429	Globe Life, Inc.	1,599,035
5,978	Hanover Insurance Group, Inc.	787,362
54,654	Hartford Financial Services Group, Inc.	3,119,650
9,537	Kemper Corp.	685,520
30,261	Lincoln National Corp.	1,709,141
39,810	Loews Corp.	1,950,690
2,060	Markel Corp. (a)	2,412,260
76,990	Marsh & McLennan Companies, Inc.	7,977,704
4,145	Mercury General Corp.	199,209
120,259	MetLife, Inc.	5,626,919
53,696	MGIC Investment Corp.	736,172
42,737	Old Republic International Corp.	954,745
6,315	Primerica, Inc.	796,827
41,901	Principal Financial Group, Inc.	2,236,675
88,508	Progressive Corp.	6,169,008
61,587	Prudential Financial, Inc.	5,613,039
9,479	Reinsurance Group of America, Inc.	1,540,053
6,611	RenaissanceRe Holdings Ltd.	1,237,447
39,728	Travelers Companies, Inc.	5,206,752
31,609	Unum Group	870,512
21,228	Voya Financial, Inc.	1,145,463
21,804	W.R. Berkley Corp.	1,524,100
470	White Mountains Insurance Group Ltd.	503,370
19,566	Willis Towers Watson PLC	3,656,885
		177,613,386
Management of Companies and Enterprises - 0.1%
8,562	Cullen/Frost Bankers, Inc.	771,265
33,388	Umpqua Holdings Corp.	528,198
		1,299,463
Shares		Fair Value
Merchant Wholesalers, Durable Goods - 0.1%
40,147	Jefferies Financial Group, Inc.	$749,544
Other Information Services - 0.0% (†)
5,555	CoreSite Realty Corp.	652,712
Professional, Scientific, and Technical Services - 0.4%
6,108	Alliance Data Systems Corp.	610,800
18,750	Extra Space Storage, Inc.	2,105,063
11,645	Jack Henry & Associates, Inc.	1,648,466
12,897	Lamar Advertising Co.	1,031,889
21,646	Outfront Media, Inc.	569,506
		5,965,724
Publishing Industries (except Internet) - 0.3%
4,305	Fair Isaac Corp. (a)	1,308,892
51,473	Square, Inc. (a)	3,161,987
		4,470,879
Real Estate - 10.9%
16,933	Alexandria Real Estate Equities, Inc.	2,688,114
20,717	American Campus Communities, Inc.	1,035,436
38,967	American Homes 4 Rent	1,031,456
66,722	American Tower Corp.	14,550,734
29,035	Americold Realty Trust	1,164,013
220,709	Annaly Capital Management, Inc.	1,981,967
22,389	Apartment Investment & Management Co. Class A	1,228,708
31,823	Apple Hospitality REIT, Inc.	524,443
21,123	AvalonBay Communities, Inc.	4,597,632
23,460	Boston Properties, Inc.	3,218,712
26,413	Brandywine Realty Trust	403,591
44,985	Brixmor Property Group, Inc.	990,570
11,174	Brookfield Property REIT, Inc. Class A	211,189
14,149	Camden Property Trust	1,618,221
50,764	CBRE Group, Inc. Class A (a)	2,718,412
17,646	Columbia Property Trust, Inc.	362,096
16,973	Corporate Office Properties Trust	503,080
29,110	CubeSmart	922,787
22,071	Cousins Properties, Inc.	885,709
31,525	Digital Realty Trust, Inc.	4,004,936
25,134	Douglas Emmett, Inc.	1,088,805
54,506	Duke Realty Corp.	1,915,341
22,403	Empire State Realty Trust, Inc.	324,171
11,660	EPR Properties	907,031
18,244	Equity Commonwealth	587,092
26,287	Equity Lifestyle Properties, Inc.	1,838,513
55,499	Equity Residential	4,920,541
9,927	Essex Property Trust, Inc.	3,247,419
11,320	Federal Realty Investment Trust	1,539,633
30,672	Gaming & Leisure Properties, Inc.	1,237,922
74,590	HCP, Inc.	2,806,076
30,881	Healthcare Trust of America, Inc. Class A	957,311

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Real Estate (continued)
15,471	Highwoods Properties, Inc.	$724,043
109,725	Host Hotels & Resorts, Inc.	1,798,393
6,073	Howard Hughes Corp. (a)	679,083
23,021	Hudson Pacific Properties, Inc.	826,914
72,282	Invitation Homes, Inc.	2,225,563
18,524	JBG SMITH Properties	745,776
7,779	Jones Lang LaSalle, Inc.	1,139,779
15,005	Kilroy Realty Corp.	1,259,370
61,189	Kimco Realty Corp.	1,319,235
23,606	Liberty Property Trust	1,394,406
7,034	Life Storage, Inc.	766,143
21,411	Macerich Co.	588,802
67,113	Medical Properties Trust, Inc.	1,391,252
68,024	MFA Financial, Inc.	516,302
17,220	Mid-America Apartment Communities, Inc.	2,393,408
24,573	National Retail Properties, Inc.	1,447,595
62,885	New Residential Investment Corp.	996,098
32,383	Omega Healthcare Investors, Inc. (b)	1,426,147
30,516	Paramount Group, Inc.	411,050
95,318	Prologis, Inc.	8,365,108
22,467	Public Storage	5,006,996
48,288	Realty Income Corp.	3,949,476
25,219	Regency Centers Corp.	1,695,726
32,281	Retail Properties of America, Inc. Class A	444,187
24,674	Service Property Trust	624,252
46,656	Simon Property Group, Inc.	7,030,126
21,172	SITE Centers Corp.	328,801
12,457	SL Green Realty Corp.	1,041,405
13,579	Spirit Realty Capital, Inc.	676,778
41,286	Starwood Property Trust, Inc.	1,015,636
31,941	Store Capital Corp.	1,293,610
13,424	Sun Communities, Inc.	2,183,414
8,853	Taubman Centers, Inc.	316,760
41,133	Two Harbors Investment Corp.	570,515
43,991	UDR, Inc.	2,210,548
56,497	Ventas, Inc.	3,677,955
160,105	VEREIT, Inc.	1,575,433
70,011	Vici Properties, Inc.	1,648,759
26,205	Vornado Realty Trust	1,719,834
18,337	Weingarten Realty Investors	581,833
61,496	Welltower, Inc.	5,577,072
112,991	Weyerhaeuser Co.	3,300,467
25,629	WP Carey, Inc.	2,359,406
8,545	Zillow Group, Inc. Class A (a)	276,773
18,725	Zillow Group, Inc. Class C (a)(b)	609,873
		146,141,763
Shares		Fair Value
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 7.1%
7,633	Affiliated Managers Group	$609,724
19,836	Ameriprise Financial, Inc.	2,993,054
44,026	BGC Partners, Inc.	228,935
17,984	BlackRock, Inc.	8,303,213
16,797	CBOE Holdings, Inc.	1,934,175
177,885	Charles Schwab Corp.	7,241,698
53,776	CME Group, Inc.	11,064,412
36,408	E*TRADE Financial Corp.	1,521,490
16,935	Eaton Vance Corp.	772,236
5,987	Evercore, Inc.	440,883
40,057	FNF Group	1,836,213
42,694	Franklin Resources, Inc.	1,176,220
49,131	Goldman Sachs Group, Inc.	10,483,573
11,300	Interactive Brokers Group, Inc. Class A	537,541
84,478	IntercontinentalExchange, Inc.	7,967,965
59,814	Invesco Ltd.	1,006,071
24,384	Janus Henderson Group PLC	564,002
15,715	Lazard Ltd. Class A	586,641
12,998	Legg Mason, Inc.	484,306
12,426	LPL Investment Holdings, Inc.	1,004,518
5,582	MarketAxess Holdings, Inc.	2,057,469
180,491	Morgan Stanley	8,311,611
2,980	Morningstar, Inc.	482,283
12,480	MSCI, Inc. Class A	2,927,309
17,574	NASDAQ OMX Group, Inc.	1,753,358
18,847	Raymond James Financial, Inc.	1,573,536
37,360	S&P Global, Inc.	9,638,506
19,572	SEI Investments Co.	1,172,754
34,993	T. Rowe Price Group, Inc.	4,052,189
41,401	TD Ameritrade Holding Corp.	1,588,970
7,711	Virtu Financial, Inc. (b)	130,779
		94,445,634
Telecommunications - 2.9%
62,969	Crown Castle International Corp.	8,739,468
12,727	Equinix, Inc.	7,213,409
178,490	PayPal Holdings, Inc. (a)	18,580,809
17,013	SBA Communications Corp.	4,094,178
		38,627,864
	TOTAL COMMON STOCKS (Cost $845,292,756)	$887,300,961

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bull 3X Shares

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 25.0%
Money Market Funds - 25.0%
87,378,773	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$87,378,773
247,530,107	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	247,530,107
15,743	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 1.62% (c)	15,743
	TOTAL SHORT TERM INVESTMENTS (Cost $334,924,623)	$334,924,623
	TOTAL INVESTMENTS (Cost $1,180,217,379) - 91.2% (e)	$1,222,225,584
	Other Assets in Excess of Liabilities - 8.8%	117,272,270
	TOTAL NET ASSETS - 100.0%	$1,339,497,854

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,196,525,620.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Russell 1000® Financial Services Index	2.4275% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	618,582	$1,002,827,293	$230,009,345
Total return of Russell 1000® Financial Services Index	2.3075% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/17/2019	341,030	653,103,847	27,849,885
Total return of Russell 1000® Financial Services Index	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	7/15/2020	92,483	177,712,986	6,824,444
Total return of Russell 1000® Financial Services Index	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	138,373	268,177,067	8,156,593
Total return of Russell 1000® Financial Services Index	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	35,000	67,526,232	2,374,265
Total return of Russell 1000® Financial Services Index	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	20,000	39,181,545	754,420
Total return of Russell 1000® Financial Services Index	2.3775% representing 1 month LIBOR rate + spread	J.P. Morgan	12/8/2020	25,000	48,757,075	1,164,298
Total return of Russell 1000® Financial Services Index	2.3464% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	3/2/2021	296,417	580,862,406	11,075,545
					$2,838,148,451	$288,208,795

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Financial Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 60.4%
Money Market Funds - 60.4%
69,310,919	Dreyfus Government Cash Management Institutional Shares, 1.73% (a)	$69,310,919
36,923,365	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	36,923,365
	TOTAL SHORT TERM INVESTMENTS (Cost $106,234,284) (b)	$106,234,284
	TOTAL INVESTMENTS (Cost $106,234,284) - 60.4%	$106,234,284
	Other Assets in Excess of Liabilities - 39.6%	69,566,646
	TOTAL NET ASSETS - 100.0%	$175,800,930

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $106,234,284.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.0075% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	UBS Securities LLC	12/5/2019	10,503	$20,673,406	$(316,260)
2.1375% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	Credit Suisse Capital LLC	12/10/2019	69,895	133,365,041	(6,103,248)
2.3464% representing 1 month LIBOR rate + spread	Total return of Russell 1000® Financial Services Index	Bank of America Merrill Lynch	12/13/2019	183,537	350,184,564	(16,301,814)
					$504,223,011	$(22,721,322)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 48.1%
26,358,674	VanEck VectorsTM Gold Miners ETF (a)	$741,996,673
	TOTAL INVESTMENT COMPANIES (Cost $730,469,606)	$741,996,673
SHORT TERM INVESTMENTS - 32.6%
Money Market Funds - 32.6%
67,423,515	Dreyfus Government Cash Management Institutional Shares, 1.73% (b)	$67,423,515
429,567,213	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	429,567,213
5,500,000	JPMorgan 100% U.S. Treasury Securities Money Market Fund Institutional Shares, 1.62% (b)	5,500,000
	TOTAL SHORT TERM INVESTMENTS (Cost $502,490,728)	$502,490,728
	TOTAL INVESTMENTS (Cost $1,232,960,334) - 80.7% (c)	$1,244,487,401
	Other Assets in Excess of Liabilities - 19.3%	297,059,872
	TOTAL NET ASSETS - 100.0%	$1,541,547,273

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,166,038,023.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of VanEck Vectors® Gold Miners ETF	2.5175% representing 1 month LIBOR rate + spread	Citibank N.A.	12/10/2019	38,250,062	$1,052,438,150	$23,350,850
Total return of VanEck Vectors® Gold Miners ETF	2.7075% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/11/2019	21,085,465	458,649,991	128,821,977
Total return of VanEck Vectors® Gold Miners ETF	2.4464% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/13/2019	21,540,983	449,428,873	150,771,145
Total return of VanEck Vectors® Gold Miners ETF	2.8475% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	36,599,151	1,053,414,076	(27,023,263)
Total return of VanEck Vectors® Gold Miners ETF	2.6314% representing 1 month LIBOR rate + spread	J.P. Morgan	11/30/2020	1,000,000	27,454,118	693,876
Total return of VanEck Vectors® Gold Miners ETF	2.7875% representing 1 month LIBOR rate + spread	BNP Paribas	2/19/2020	11,572,204	245,305,430	74,327,583
Total return of VanEck Vectors® Gold Miners ETF	2.7875% representing 1 month LIBOR rate + spread	BNP Paribas	3/18/2020	4,256,320	95,497,898	22,137,735
Total return of VanEck Vectors® Gold Miners ETF	2.7875% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	2,996,390	63,087,272	20,290,601
Total return of VanEck Vectors® Gold Miners ETF	2.7875% representing 1 month LIBOR rate + spread	BNP Paribas	6/17/2020	633,328	12,936,438	4,717,335
					$3,458,212,246	$398,087,839
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Gold Miners Index Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 78.3%
Money Market Funds - 78.3%
59,215,400	Dreyfus Government Cash Management Institutional Shares, 1.73% (a)	$59,215,400
237,128,554	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	237,128,554
	TOTAL SHORT TERM INVESTMENTS (Cost $296,343,954) (b)	$296,343,954
	TOTAL INVESTMENTS (Cost $296,343,954) - 78.3%	$296,343,954
	Other Assets in Excess of Liabilities - 21.7%	82,329,875
	TOTAL NET ASSETS - 100.0%	$378,673,829

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $296,343,954.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.2075% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	UBS Securities LLC	12/5/2019	9,062,603	$221,143,408	$(32,328,329)
2.4464% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Bank of America Merrill Lynch	12/9/2019	7,737,759	177,893,672	(37,899,543)
2.1275% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Credit Suisse Capital LLC	12/10/2019	9,419,726	255,651,771	(8,771,540)
2.1075% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	Citibank N.A.	12/16/2019	8,415,432	223,549,944	(13,212,407)
2.2175% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	2/19/2020	162,743	3,575,464	(932,651)
2.2175% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	5/20/2020	559,835	12,125,614	(3,460,282)
2.2175% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	8/19/2020	2,500,000	67,627,357	(2,305,757)
2.2175% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	10/21/2020	1,500,000	42,636,471	510,165
2.2175% representing 1 month LIBOR rate + spread	Total return of VanEck Vectors® Gold Miners ETF	BNP Paribas	11/18/2020	1,000,000	27,054,588	(1,090,413)
					$1,031,258,289	$(99,490,757)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Healthcare Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 59.0%
869,162	Health Care Select Sector SPDR® Fund (a)	$82,353,100
	TOTAL INVESTMENT COMPANIES (Cost $77,213,842)	$82,353,100
SHORT TERM INVESTMENTS - 19.7%
Money Market Funds - 19.7%
11,582,169	Dreyfus Government Cash Management Institutional Shares, 1.73% (b)	$11,582,169
15,874,806	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	15,874,806
	TOTAL SHORT TERM INVESTMENTS (Cost $27,456,975)	$27,456,975
	TOTAL INVESTMENTS (Cost $104,670,817) - 78.7% (c)	$109,810,075
	Other Assets in Excess of Liabilities - 21.3%	29,740,295
	TOTAL NET ASSETS - 100.0%	$139,550,370

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $108,023,563.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Health Care Select Sector Index	2.2775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/4/2019	124,761	$114,330,821	$4,105,356
Total return of Health Care Select Sector Index	2.2464% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/6/2019	83,068	76,933,477	1,776,748
Total return of Health Care Select Sector Index	2.4675% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	146,185	126,666,903	11,059,149
					$317,931,201	$16,941,253

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 62.5%
Building Material and Garden Equipment and Supplies Dealers - 5.3%
15,634	Lowe's Companies, Inc.	$1,744,911
2,841	Lumber Liquidators Holdings, Inc. (a)(b)	26,222
7,626	The Home Depot, Inc.	1,788,907
		3,560,040
Chemical Manufacturing - 0.8%
5,782	Trex Company, Inc. (a)(b)	508,180
Construction of Buildings - 37.1%
9,002	Beazer Homes USA, Inc. (a)	135,120
8,100	Century Communities, Inc. (a)	244,377
104,120	D.R. Horton, Inc.	5,452,764
26,458	KB Home	944,286
4,787	Lennar Corp.	225,085
87,991	Lennar Corp. Class A	5,244,263
6,174	LGI Homes, Inc. (a)	484,535
15,334	M.D.C Holdings, Inc.	593,579
8,544	M/I Homes, Inc. (a)	377,474
11,132	Meritage Homes Corp. (a)	802,506
1,063	NVR, Inc. (a)	3,865,695
79,749	PulteGroup, Inc.	3,129,351
32,582	Taylor Morrison Home Corp. (a)	816,179
39,971	Toll Brothers, Inc.	1,589,647
44,013	TRI Pointe Group, Inc. (a)	692,765
10,216	William Lyon Homes (a)	197,680
		24,795,306
Fabricated Metal Product Manufacturing - 0.6%
5,799	PGT Innovations, Inc. (a)	102,410
4,023	Simpson Manufacturing Company, Inc.	332,461
		434,871
Furniture and Home Furnishings Stores - 0.5%
6,802	Floor & Decor Holdings, Inc. (a)	311,736
Furniture and Related Product Manufacturing - 0.3%
1,540	American Woodmark Corp. (a)	152,706
2,422	Ethan Allen Interiors, Inc.	47,738
		200,444
Merchant Wholesalers, Durable Goods - 6.3%
6,781	Beacon Roofing Supply, Inc. (a)	210,482
11,434	Builders FirstSource, Inc. (a)	258,523
13,845	Fortune Brands Home & Security, Inc.	831,392
13,011	Leggett & Platt, Inc.	667,464
3,488	Lennox International, Inc.	862,792
5,927	Mohawk Industries, Inc. (a)	849,813
3,226	Watsco, Inc.	568,744
		4,249,210
Merchant Wholesalers, Nondurable Goods - 2.9%
3,364	The Sherwin Williams Co.	1,925,285
Nonmetallic Mineral Product Manufacturing - 1.6%
4,159	Eagle Materials, Inc.	379,883
10,768	Owens Corning	659,863
3,283	Quanex Building Products Corp.	63,329
		1,103,075
Shares		Fair Value
Specialty Trade Contractors - 2.3%
6,594	Installed Building Products, Inc. (a)	$430,061
10,606	TopBuild Corp. (a)	1,102,281
		1,532,342
Wood Product Manufacturing - 4.8%
2,651	Cavco Industries, Inc. (a)	508,064
6,669	JELD-WEN Holding, Inc. (a)	113,973
12,236	Louisiana-Pacific Corp.	357,659
28,649	Masco Corp.	1,325,016
2,475	Masonite International Corp. (a)	151,990
15,443	Skyline Champion Corp. (a)	435,956
6,073	Universal Forest Products, Inc.	305,836
		3,198,494
	TOTAL COMMON STOCKS (Cost $39,252,055)	$41,818,983
SHORT TERM INVESTMENTS - 21.2%
Money Market Funds - 21.2%
8,829,888	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$8,829,888
5,324,774	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	5,324,774
	TOTAL SHORT TERM INVESTMENTS (Cost $14,154,662)	$14,154,662
	TOTAL INVESTMENTS (Cost $53,406,717) - 83.7% (e)	$55,973,645
	Other Assets in Excess of Liabilities - 16.3%	10,895,890
	TOTAL NET ASSETS - 100.0%	$66,869,535

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $43,276,765.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Homebuilders & Supplies Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones U.S. Select Home Construction Index	2.2775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/10/2019	5,385	$32,978,523	$9,548,036
Total return of Dow Jones U.S. Select Home Construction Index	2.4675% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	5,369	37,982,166	4,659,601
Total return of Dow Jones U.S. Select Home Construction Index	2.2464% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	10/27/2020	7,709	58,319,287	3,030,820
Total return of Dow Jones U.S. Select Home Construction Index	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	5/19/2021	1,457	11,786,854	(177,810)
					$141,066,830	$17,060,647

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 68.1%
Administrative and Support Services - 2.9%
116	Equifax, Inc.	$15,858
386	IHS Markit Ltd. (a)	27,028
113	Robert Half International, Inc.	6,471
135	Rollins, Inc.	5,145
375	Waste Management, Inc.	42,079
		96,581
Air Transportation - 2.9%
119	Alaska Air Group, Inc.	8,262
381	American Airlines Group, Inc.	11,453
556	Delta Air Lines, Inc.	30,625
465	Southwest Airlines Co.	26,100
212	United Continental Holdings, Inc. (a)	19,258
		95,698
Computer and Electronic Product Manufacturing - 7.9%
220	AMETEK, Inc.	20,163
284	Fortive Corp.	19,596
765	Johnson Controls International PLC ADR (Ireland)	33,147
215	L3 Harris Technologies, Inc.	44,357
151	Northrop Grumman Corp.	53,225
268	Raytheon Co.	56,872
100	Roper Technologies, Inc.	33,696
		261,056
Couriers and Messengers - 3.4%
231	FedEx Corp.	35,265
672	United Parcel Service, Inc. Class B	77,394
		112,659
Electrical Equipment, Appliance, and Component Manufacturing - 3.1%
133	A.O. Smith Corp.	6,608
404	Eaton Corp PLC ADR (Ireland)	35,192
592	Emerson Electric Co.	41,529
113	Rockwell Automation, Inc.	19,435
		102,764
Fabricated Metal Product Manufacturing - 1.6%
124	Parker Hannifin Corp.	22,753
162	Pentair PLC (Ireland)	6,718
146	Stanley Black & Decker, Inc.	22,094
		51,565
Machinery Manufacturing - 9.3%
541	Caterpillar, Inc.	74,550
152	Cummins, Inc.	26,217
303	Deere & Co.	52,764
126	Flowserve Corp.	6,154
8,392	General Electric Co.	83,752
73	IDEX Corp.	11,354
232	Ingersoll-Rand PLC ADR (Ireland)	29,438
53	Snap-on, Inc.	8,622
173	Xylem, Inc.	13,267
		306,118
Merchant Wholesalers, Durable Goods - 8.0%
553	3M Co.	91,240
194	Copart, Inc. (a)	16,032
Shares		Fair Value
Merchant Wholesalers, Durable Goods (continued)
551	Fastenal Co.	$19,803
135	Fortune Brands Home & Security, Inc.	8,107
692	Honeywell International, Inc.	119,529
40	Huntington Ingalls Industries, Inc.	9,026
		263,737
Merchant Wholesalers, Nondurable Goods - 1.4%
283	Illinois Tool Works, Inc.	47,708
Miscellaneous Manufacturing - 0.7%
140	Dover Corp.	14,544
221	Textron, Inc.	10,186
		24,730
Nonstore Retailers - 0.4%
43	W.W. Grainger, Inc.	13,280
Personal and Laundry Services - 0.7%
80	Cintas Corp.	21,494
Primary Metal Manufacturing - 0.3%
373	Arconic, Inc.	10,246
Professional, Scientific, and Technical Services - 1.3%
130	Jacobs Engineering Group, Inc.	12,165
342	Nielsen Holdings PLC	6,895
157	Verisk Analytics, Inc. Class A	22,718
		41,778
Rail Transportation - 6.9%
768	CSX Corp.	53,967
97	Kansas City Southern Railway Co.	13,656
253	Norfolk Southern Corp.	46,046
678	Union Pacific Corp.	112,182
		225,851
Rental and Leasing Services - 0.3%
74	United Rentals, Inc. (a)	9,884
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.3%
90	Allegion PLC ADR (Ireland)	10,444
Specialty Trade Contractors - 0.2%
137	Quanta Services, Inc.	5,761
Support Activities for Transportation - 0.7%
130	C.H. Robinson Worldwide, Inc.	9,833
164	Expeditors International of Washington, Inc.	11,962
		21,795
Transportation Equipment Manufacturing - 14.5%
514	Boeing Co.	174,714
225	General Dynamics Corp.	39,780
239	Lockheed Martin Corp.	90,027
333	Paccar, Inc.	25,328
48	TransDigm Group, Inc.	25,261
780	United Technologies Corp.	111,992
175	Wabtec Corp.	12,140
		479,242
Truck Transportation - 0.3%
82	J.B. Hunt Transport Services, Inc.	9,640

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Industrials Bull 3X Shares

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Waste Management and Remediation Services - 0.5%
204	Republic Services, Inc.	$17,852
Wood Product Manufacturing - 0.4%
278	Masco Corp.	12,857
	TOTAL COMMON STOCKS (Cost $2,094,815)	$2,242,740
SHORT TERM INVESTMENTS - 13.3%
Money Market Funds - 13.3%
437,134	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$437,134
	TOTAL SHORT TERM INVESTMENTS (Cost $437,134)	$437,134
	TOTAL INVESTMENTS (Cost $2,531,949) - 81.4% (c)	$2,679,874
	Other Assets in Excess of Liabilities - 18.6%	614,404
	TOTAL NET ASSETS - 100.0%	$3,294,278

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $2,679,874.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Industrials Select Sector Index	2.2775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/17/2019	4,112	$3,031,584	$198,763
Total return of Industrials Select Sector Index	2.4675% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	3,844	2,959,488	65,635
Total return of Industrials Select Sector Index	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	12/16/2020	24	17,836	1,012
Total return of Industrials Select Sector Index	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	1/20/2021	662	507,207	13,112
Total return of Industrials Select Sector Index	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	1/20/2021	246	194,113	(562)
Total return of Industrials Select Sector Index	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	2/17/2021	572	436,197	14,131
Total return of Industrials Select Sector Index	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	3/17/2021	235	185,506	(620)
					$7,331,931	$291,471

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 32.0%
7,743,273	VanEck VectorsTM Junior Gold Miners ETF (a)	$303,613,734
	TOTAL INVESTMENT COMPANIES (Cost $298,348,630)	$303,613,734
SHORT TERM INVESTMENTS - 38.7%
Money Market Funds - 38.7%
367,320,016	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$367,320,016
	TOTAL SHORT TERM INVESTMENTS (Cost $367,320,016)	$367,320,016
	TOTAL INVESTMENTS (Cost $665,668,646) - 70.7% (c)	$670,933,750
	Other Assets in Excess of Liabilities - 29.3%	277,797,153
	TOTAL NET ASSETS - 100.0%	$948,730,903

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $513,312,648.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.6175% representing 1 month LIBOR rate + spread	Citibank N.A.	12/10/2019	14,758,981	$541,855,595	$34,197,015
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.7475% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/13/2019	18,367,318	690,313,991	29,365,748
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.9175% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/26/2019	19,501,351	591,148,359	164,078,975
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.7675% representing 1 month LIBOR rate + spread	BNP Paribas	1/15/2020	1,281,173	40,292,484	8,878,422

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bull 3X Shares

Long Total Return Swap Contracts, continued

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.7675% representing 1 month LIBOR rate + spread	BNP Paribas	2/19/2020	5,280,959	$164,894,262	$38,156,002
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.7675% representing 1 month LIBOR rate + spread	BNP Paribas	3/18/2020	1,800,000	57,117,130	12,265,525
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.7675% representing 1 month LIBOR rate + spread	BNP Paribas	4/15/2020	500,000	16,144,842	3,167,630
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.7675% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	651,098	19,540,342	5,653,523
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.7675% representing 1 month LIBOR rate + spread	BNP Paribas	6/17/2020	1,000,000	31,069,318	7,738,813
Total return of VanEck VectorsTM Junior Gold Miners ETF	2.7675% representing 1 month LIBOR rate + spread	BNP Paribas	7/15/2020	1,704,995	58,370,807	7,818,542
					$2,210,747,130	$311,320,195

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Junior Gold Miners Index Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 64.7%
Money Market Funds - 64.7%
95,830,795	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	$95,830,795
	TOTAL SHORT TERM INVESTMENTS (Cost $95,830,795) (b)	$95,830,795
	TOTAL INVESTMENTS (Cost $95,830,795) - 64.7%	$95,830,795
	Other Assets in Excess of Liabilities - 35.3%	52,398,348
	TOTAL NET ASSETS - 100.0%	$148,229,143

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $95,830,795.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.1075% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	Citibank N.A.	12/09/2019	1,826,582	$67,185,163	$(4,252,865)
2.1375% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	Credit Suisse Capital LLC	12/10/2019	3,170,518	110,544,229	(13,146,088)
2.2175% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	2/19/2020	333,916	10,666,829	(2,207,937)
2.2175% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	3/18/2020	237,505	7,600,254	(1,581,500)
2.2175% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	4/15/2020	500,000	16,025,191	(3,309,755)
2.2175% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	5/20/2020	94,225	2,843,711	(810,172)
2.2175% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	7/15/2020	845,298	28,934,551	(3,939,477)
2.2175% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	BNP Paribas	9/16/2020	500,000	20,465,906	946,268
2.2075% representing 1 month LIBOR rate + spread	Total return of VanEck VectorsTM Junior Gold Miners ETF	UBS Securities LLC	12/2/2020	3,832,954	145,063,519	(5,191,789)
					$409,329,353	$(33,493,315)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 67.6%
Accommodation - 1.6%
1,326	Chatham Lodging Trust	$23,934
21,112	Host Hotels & Resorts, Inc.	346,026
6,831	Park Hotels & Resorts, Inc.	158,821
4,687	Service Properties Trust	118,581
2,994	Summit Hotel Properties, Inc.	36,707
6,515	Sunstone Hotel Investors, Inc.	88,017
3,210	Xenia Hotels & Resorts, Inc.	67,571
		839,657
Administrative and Support Services - 0.7%
13,132	Colony Capital, Inc.	73,539
3,393	CoreCivic, Inc.	51,777
8,175	Iron Mountain, Inc.	268,140
		393,456
Credit Intermediation and Related Activities - 0.1%
1,451	Front Yard Residential Corp.	17,949
1,820	Hannon Armstrong Sustainable Infrastructure Capital, Inc.	54,345
		72,294
Data Processing, Hosting and Related Services - 0.4%
3,225	CyrusOne, Inc.	229,878
Forestry and Logging - 0.2%
3,694	Rayonier, Inc.	99,664
Funds, Trusts, and Other Financial Vehicles - 2.5%
2,359	Acadia Realty Trust	66,005
1,096	Agree Realty Corp.	86,332
2,765	Ashford Hospitality Trust, Inc.	7,548
2,537	Cedar Realty Trust, Inc.	8,474
5,741	Diamondrock Hospitality Co.	57,295
1,048	EastGroup Properties, Inc.	140,380
3,604	First Industrial Realty Trust, Inc.	151,764
3,055	Franklin Street Properties Corp.	26,273
993	Getty Realty Corp.	33,305
862	Gladstone Commercial Corp.	20,309
6,023	Lexington Realty Trust	65,530
2,550	Monmouth Real Estate Investment Corp. Class A	38,454
1,231	National Health Investors, Inc.	105,608
421	One Liberty Properties, Inc.	11,961
586	PS Business Parks, Inc.	105,802
390	Saul Centers, Inc.	20,880
6,774	Senior Housing Properties Trust	67,232
4,117	SITE Centers Corp.	63,937
2,816	Spirit Realty Capital, Inc.	140,349
2,681	Tanger Factory Outlet Centers, Inc. (b)	43,218
1,013	UMH Properties, Inc.	15,124
372	Universal Health Realty Income Trust	44,354
853	Urstadt Biddle Properties, Inc. Class A	20,753
		1,340,887
Heavy and Civil Engineering Construction - 0.1%
1,030	St Joe Co. (a)(b)	19,107
Shares		Fair Value
Insurance Carriers and Related Activities - 0.0% (†)
797	Braemar Hotels & Resorts, Inc.	$7,356
Paper Manufacturing - 0.2%
1,926	PotlatchDeltic Corp.	81,797
Professional, Scientific, and Technical Services - 1.3%
3,632	Extra Space Storage, Inc.	407,765
2,439	Lamar Advertising Co. Class A	195,144
4,036	Outfront Media, Inc.	106,187
		709,096
Real Estate - 53.4%
1,952	Alexander & Baldwin, Inc.	45,892
66	Alexander's, Inc.	22,796
3,218	Alexandria Real Estate Equities, Inc.	510,857
185	Altisource Portfolio Solutions S.A. (a)	3,293
1,392	American Assets Trust, Inc.	68,152
3,911	American Campus Communities, Inc.	195,472
7,671	American Homes 4 Rent	203,051
12,596	American Tower Corp.	2,746,936
5,184	Americold Realty Trust	207,827
4,241	Apartment Investment & Management Co. Class A	232,746
6,059	Apple Hospitality REIT, Inc.	99,852
1,494	Armada Hoffler Properties, Inc.	27,998
3,973	AvalonBay Communities, Inc.	864,763
4,404	Boston Properties, Inc.	604,229
5,019	Brandywine Realty Trust	76,690
8,492	Brixmor Property Group, Inc.	186,994
2,755	Camden Property Trust	315,089
2,724	CareTrust REIT, Inc.	66,030
1,399	CatchMark Timber Trust, Inc.	16,047
9,103	CBRE Group, Inc. Class A (a)	487,466
1,130	City Office REIT, Inc.	15,300
3,331	Columbia Property Trust, Inc.	68,352
511	Community Healthcare Trust, Inc.	24,743
1,160	CorePoint Lodging, Inc.	11,426
1,052	CoreSite Realty Corp.	123,610
3,189	Corporate Office Properties Trust	94,522
4,142	Cousins Properties, Inc.	166,218
5,371	CubeSmart	170,261
2,780	Cushman & Wakefield PLC (a)	51,847
5,935	Digital Realty Trust, Inc.	753,982
4,609	Douglas Emmett, Inc.	199,662
10,242	Duke Realty Corp.	359,904
4,264	Empire State Realty Trust, Inc.	61,700
2,152	EPR Properties	167,404
3,474	Equity Commonwealth	111,793
4,869	Equity Lifestyle Properties, Inc.	340,538
10,558	Equity Residential	936,072
1,938	Easterly Government Properties, Inc.	43,256
2,078	Essential Properties Realty Trust, Inc.	53,321
1,872	Essex Property Trust, Inc.	612,387
615	eXp World Holdings, Inc. (a)(b)	5,517
2,135	Federal Realty Investment Trust	290,381
1,469	Five Point Holdings, LLC (a)(b)	9,710
470	Forestar Group, Inc. (a)	8,827
1,949	Four Corners Property Trust, Inc.	55,839

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Real Estate (continued)
198	FRP Holdings, Inc. (a)	$10,252
5,812	Gaming & Leisure Properties, Inc.	234,572
2,389	Global Net Lease, Inc.	46,538
13,620	HCP, Inc.	512,384
3,682	Healthcare Realty Trust, Inc.	128,023
5,844	Healthcare Trust of America, Inc. Class A	181,164
1,061	Hersha Hospitality Trust	14,642
2,956	Highwoods Properties, Inc.	138,341
1,167	Howard Hughes Corp. (a)	130,494
4,399	Hudson Pacific Properties, Inc.	158,012
2,560	Independence Realty Trust, Inc.	39,424
1,855	Industrial Logistics Properties Trust	39,400
316	Innovative Industrial Properties, Inc. (b)	24,016
335	Investors Real Estate Trust	25,349
13,784	Invitation Homes, Inc.	424,409
1,843	iStar, Inc.	23,977
3,629	JBG SMITH Properties	146,104
619	Jernigan Capital, Inc.	11,755
1,471	Jones Lang LaSalle, Inc.	215,531
3,656	Kennedy-Wilson Holdings, Inc.	84,125
2,877	Kilroy Realty Corp.	241,467
12,026	Kimco Realty Corp.	259,281
2,392	Kite Realty Group Trust	42,625
4,453	Liberty Property Trust	263,039
1,329	Life Storage, Inc.	144,755
1,132	LTC Properties, Inc.	58,694
3,220	Macerich Co.	88,550
2,574	Mack-Cali Realty Corp.	55,135
667	Marcus & Millichap, Inc. (a)	23,825
12,527	Medical Properties Trust, Inc.	259,685
2,581	MGM Growth Properties LLC	80,553
3,248	Mid-America Apartment Communities, Inc.	451,439
4,636	National Retail Properties, Inc.	273,107
1,621	National Storage Affiliates Trust	55,390
2,343	New Senior Investment Group, Inc.	16,495
4,259	Newmark Group, Inc.	45,231
541	NexPoint Residential Trust, Inc.	26,385
1,370	Office Properties Income Trust	43,676
6,113	Omega Healthcare Investors, Inc. (b)	269,217
5,345	Paramount Group, Inc.	71,997
3,723	Pebblebrook Hotel Trust	95,718
2,094	Pennsylvania REIT (b)	11,559
5,280	Physicians Realty Trust	98,578
3,578	Piedmont Office Realty Trust, Inc. Class A	80,290
1,235	Preferred Apartment Communities, Inc.	17,685
17,974	Prologis, Inc.	1,577,398
4,476	Public Storage	997,521
1,577	QTS Realty Trust, Inc. Class A	84,511
3,254	Realogy Holdings Corp. (b)	25,642
9,018	Realty Income Corp.	737,582
2,074	Redfin Corp. (a)(b)	36,067
4,762	Regency Centers Corp.	320,197
Shares		Fair Value
Real Estate (continued)
3,256	Retail Opportunity Investments Corp.	$60,773
6,086	Retail Properties of America, Inc. Class A	83,743
434	Retail Value, Inc.	15,889
2,964	Rexford Industrial Realty, Inc.	142,539
4,948	RLJ Lodging Trust	81,197
2,289	RPT Realty	33,190
1,392	Ryman Hospitality Properties, Inc.	117,165
5,114	Sabra Health Care REIT, Inc.	125,804
966	Seritage Growth Properties	42,011
8,804	Simon Property Group, Inc.	1,326,587
2,404	SL Green Realty Corp.	200,974
3,581	Stag Industrial, Inc.	111,154
5,823	Store Capital Corp.	235,831
2,584	Sun Communities, Inc.	420,288
1,743	Taubman Centers, Inc.	62,365
629	Tejon Ranch Co. (a)	10,114
1,799	Terreno Realty Corp.	101,482
3,453	The GEO Group, Inc.	52,555
434	The RMR Group LLC	21,006
8,030	UDR, Inc.	403,507
5,247	Uniti Group, Inc. (b)	36,309
3,430	Urban Edge Properties	72,407
10,213	Ventas, Inc.	664,866
30,178	VEREIT, Inc.	296,952
11,711	Vici Properties, Inc.	275,794
4,892	Vornado Realty Trust	321,062
5,314	Washington Prime Group, Inc. (b)	22,425
2,281	Washington REIT	70,757
3,483	Weingarten Realty Investors	110,516
11,539	Welltower, Inc.	1,046,472
21,223	Weyerhaeuser Co.	619,924
1,022	Whitestone REIT	14,553
4,855	WP Carey, Inc.	446,951
		28,807,720
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
3,027	American Finance Trust, Inc. (b)	44,800
507	RE/MAX Holdings, Inc.	16,959
		61,759
Telecommunications - 7.0%
11,847	Crown Castle International Corp.	1,644,245
2,395	Equinix, Inc.	1,357,438
3,227	SBA Communications Corp.	776,578
		3,778,261
Utilities - 0.0% (†)
365	CorEnergy Infrastructure Trust, Inc. (b)	17,582
	TOTAL COMMON STOCKS (Cost $31,122,917)	$36,458,514

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bull 3X Shares

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 20.4%
Money Market Funds - 20.4%
3,431,835	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$3,431,835
7,594,110	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	7,594,110
	TOTAL SHORT TERM INVESTMENTS (Cost $11,025,945)	$11,025,945
	TOTAL INVESTMENTS (Cost $42,148,862) - 88.0% (e)	$47,484,459
	Other Assets in Excess of Liabilities - 12.0%	6,484,727
	TOTAL NET ASSETS - 100.0%	$53,969,186

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(†)  Less than 0.05%.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $40,868,489.

  Long Total Return Swap Contracts

  October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of MSCI US IMI Real Estate 25/50 Index	2.2275% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/2/2019	49,377	$54,790,516	$1,510,658
Total return of MSCI US IMI Real Estate 25/50 Index	2.4964% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/13/2019	19,824	21,285,858	1,309,634
Total return of MSCI US IMI Real Estate 25/50 Index	2.3775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	41,070	44,375,154	2,454,693
					$120,451,528	$5,274,985

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily MSCI Real Estate Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 55.7%
Money Market Funds - 55.7%
4,079,935	Dreyfus Government Cash Management Institutional Shares, 1.73% (a)	$4,079,935
4,558,120	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	4,558,120
	TOTAL SHORT TERM INVESTMENTS (Cost $8,638,055) (b)	$8,638,055
	TOTAL INVESTMENTS (Cost $8,638,055) - 55.7%	$8,638,055
	Other Assets in Excess of Liabilities - 44.3%	6,856,857
	TOTAL NET ASSETS - 100.0%	$15,494,912

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,638,055.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.0775% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	UBS Securities LLC	12/2/2019	22,601	$25,030,632	$(720,527)
2.2964% representing 1 month LIBOR rate + spread	Total return of MSCI US IMI Real Estate 25/50 Index	Bank of America Merrill Lynch	12/13/2019	18,258	19,792,813	(1,028,296)
					$44,823,445	$(1,748,823)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 61.3%
Mining (except Oil and Gas) - 3.6%
181,148	CNX Resources Corp. (a)	$1,527,078
Oil and Gas Extraction - 50.9%
84,341	Cabot Oil & Gas Corp.	1,572,116
33,749	Cimarex Energy Co.	1,424,883
20,499	Comstock Resources Inc. (a)(b)	140,213
19,737	Concho Resources, Inc.	1,332,642
49,441	Continental Resources, Inc. (a)	1,457,026
65,654	Devon Energy Corp.	1,331,463
325,173	Encana Corp.	1,277,930
221,095	Enerplus Corp.	1,333,203
141,952	EQT Corp.	1,524,565
223,969	Gulfport Energy Corp. (a)	623,754
92,254	Matador Resources Co. (a)	1,283,253
63,937	Noble Energy, Inc.	1,231,427
45,334	PDC Energy, Inc. (a)	904,413
371,710	QEP Resources, Inc.	1,237,794
392,092	Range Resources Corp. (b)	1,580,131
152,291	SM Energy Co.	1,193,961
101,381	Vermilion Energy, Inc. (b)	1,341,271
146,031	W&T Offshore, Inc. (a)	588,505
		21,378,550
Petroleum and Coal Products Manufacturing - 3.9%
79,199	Murphy Oil Corp.	1,633,875
Support Activities for Mining - 2.9%
424,552	Antero Resources Corp. (a)	1,061,380
84,287	Unit Corp. (a)	171,945
		1,233,325
	TOTAL COMMON STOCKS (Cost $29,261,281)	$25,772,828
MASTER LIMITED PARTNERSHIPS - 10.9%
Oil and Gas Extraction - 2.4%
11,257	Hess Midstream Partners LP	$239,887
37,132	Western Midstream Partners LP	789,426
		1,029,313
Pipeline Transportation - 6.3%
22,682	CNX Midstream Partners LP	347,715
24,155	DCP Midstream Partners LP (b)	552,908
24,730	EQT Midstream Partners LP	738,932
46,679	Enable Midstream Partners LP	470,991
22,184	Summit Midstream Partners LP (b)	106,262
10,926	TC Pipelines LP	432,888
		2,649,696
Professional, Scientific, and Technical Services - 2.2%
34,490	MPLX LP	909,501
	TOTAL MASTER LIMITED PARTNERSHIPS (Cost $4,912,974)	$4,588,510
Shares		Fair Value
SHORT TERM INVESTMENTS - 36.0%
Money Market Funds - 36.0%
704,757	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$704,757
14,448,229	Goldman Sachs Financial Square Treasury Instruments Fund, 1.62% (c)	14,448,229
	TOTAL SHORT TERM INVESTMENTS (Cost $15,152,986)	$15,152,986
	TOTAL INVESTMENTS (Cost $49,327,241) - 108.2% (e)	$45,514,324
	Liabilities in Excess of Other Assets - (8.2)%	(3,476,823)
	TOTAL NET ASSETS - 100.0%	$42,037,501

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral. See Note 2.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $37,347,859.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of ISE-Revere Natural Gas IndexTM	2.4375% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/10/2019	2,145,966	$30,163,100	$(2,839,857)
Total return of ISE-Revere Natural Gas IndexTM	2.3775% representing 1 month LIBOR rate + spread	Citibank N.A.	12/16/2019	3,656,357	48,699,595	(2,116,364)
Total return of ISE-Revere Natural Gas IndexTM	2.0275% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	142,151	1,848,048	(35,073)
Total return of ISE-Revere Natural Gas IndexTM	2.0275% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	544,245	6,815,838	129,414
Total return of ISE-Revere Natural Gas IndexTM	2.0275% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	1,036,731	13,504,114	(273,385)
					$101,030,695	$(5,135,265)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Natural Gas Related Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 69.8%
Money Market Funds - 69.8%
6,643,563	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	$6,643,563
	TOTAL SHORT TERM INVESTMENTS (Cost $6,643,563) (b)	$6,643,563
	TOTAL INVESTMENTS (Cost $6,643,563) - 69.8%	$6,643,563
	Other Assets in Excess of Liabilities - 30.2%	2,868,559
	TOTAL NET ASSETS - 100.0%	$9,512,122

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,643,563.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
2.0775% representing 1 month LIBOR rate + spread	Total return of ISE-Revere Natural Gas Index	Credit Suisse Capital LLC	12/19/2019	356,298	$5,474,682	$936,618
1.5275% representing 1 month LIBOR rate + spread	Total return of ISE-Revere Natural Gas Index	BNP Paribas	5/20/2020	210,019	4,237,419	1,562,723
1.5275% representing 1 month LIBOR rate + spread	Total return of ISE-Revere Natural Gas Index	BNP Paribas	6/17/2020	72,217	1,423,704	504,057
2.0230% representing 1 month LIBOR rate + spread	Total return of ISE-Revere Natural Gas Index	Citibank N.A.	12/11/2020	1,604,191	20,038,433	(428,819)
					$31,174,238	$2,574,579

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Pharmaceutical & Medical Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 85.2%
Ambulatory Health Care Services - 2.3%
8,091	Axsome Therapeutics, Inc. (a)	$194,831
Chemical Manufacturing - 75.1%
8,563	Aerie Pharmaceuticals, Inc. (a)	190,013
1,917	Allergan PLC ADR (Ireland)	337,603
1,632	Amphastar Pharmaceuticals, Inc. (a)	31,522
1,503	ANI Pharmaceuticals, Inc. (a)	117,399
6,445	Bristol-Myers Squibb Co.	369,750
5,857	Cara Therapeutics, Inc. (a)	121,591
6,204	Catalent, Inc. (a)	301,825
2,635	Collegium Pharmaceutical, Inc. (a)	31,620
4,651	Corcept Therapeutics, Inc. (a)	67,858
11,107	Elanco Animal Health, Inc. (a)	300,111
2,873	Eli Lilly & Co.	327,378
51,076	Endo International PLC (a)	234,439
12,094	Horizon Therapeutics PLC (a)	349,638
6,233	Innoviva, Inc. (a)	72,427
7,930	Intra-Cellular Therapies, Inc. (a)	73,353
2,423	Jazz Pharmaceuticals PLC ADR (Ireland) (a)	304,402
2,435	Johnson & Johnson	321,517
3,856	Merck & Co., Inc.	334,161
14,686	Mylan NV (a)	281,237
2,483	MyoKardia, Inc. (a)	142,350
15,841	Nektar Therapeutics (a)	271,277
5,488	Pacira Pharmaceuticals, Inc. (a)	222,209
5,693	Perrigo Co. PLC ADR (Ireland)	301,843
8,631	Pfizer, Inc.	331,172
3,435	Prestige Consumer Healthcare, Inc. (a)	121,805
3,616	Revance Therapeutics, Inc. (a)	56,627
4,958	Supernus Pharmaceuticals, Inc. (a)	137,783
22,059	TherapeuticsMD, Inc. (a)	58,677
2,030	Theravance Biopharma, Inc. (a)	32,724
2,135	Tricida, Inc. (a)	79,870
2,632	Zoetis, Inc.	336,685
4,668	Zogenix, Inc. (a)	208,426
		6,469,292
Merchant Wholesalers, Nondurable Goods - 0.5%
1,968	Phibro Animal Health Corp.	47,153
Shares		Fair Value
Miscellaneous Manufacturing - 0.7%
3,422	Intersect ENT, Inc. (a)	$60,980
Professional, Scientific, and Technical Services - 6.6%
8,432	CymaBay Therapeutics, Inc. (a)	37,860
3,258	Omeros Corp. (a)	51,607
2,045	Reata Pharmaceuticals, Inc. (a)	421,433
2,300	Wave Life Sciences Ltd. (a)	58,167
		569,067
	TOTAL COMMON STOCKS (Cost $6,925,868)	$7,341,323
SHORT TERM INVESTMENTS - 4.0%
Money Market Funds - 4.0%
341,359	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$341,359
	TOTAL SHORT TERM INVESTMENTS (Cost $341,359)	$341,359
	TOTAL INVESTMENTS (Cost $7,267,227) - 89.2% (c)	$7,682,682
	Other Assets in Excess of Liabilities - 10.8%	928,653
	TOTAL NET ASSETS - 100.0%	$8,611,335

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $6,719,898.

ADR - American Depository Receipt

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P Pharmaceuticals Select Industry Index	2.2775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/2/2019	3,826	$15,789,853	$1,217,160
Total return of S&P Pharmaceuticals Select Industry Index	2.3775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	324	1,416,190	27,037
					$17,206,043	$1,244,197

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 60.9%
Credit Intermediation and Related Activities - 58.4%
2,002	Ameris Bancorp	$85,786
7,046	Associated Banc-Corp	141,695
1,415	Atlantic Union Bankshares Corp.	52,157
2,369	BancorpSouth Bank	72,657
1,066	Bank of Hawaii Corp.	93,072
5,297	Bank OZK	148,634
3,947	BankUnited, Inc.	135,382
774	Banner Corp.	41,780
6,598	BB&T Corp.	350,024
1,202	Berkshire Hills Bancorp, Inc.	37,298
921	BOK Financial Corp.	71,055
2,520	Boston Private Financial Holdings, Inc.	28,350
1,401	Brookline Bancorp, Inc.	21,996
6,014	Cadence Bancorp	92,495
245	Carolina Financial Corp.	9,298
2,382	Cathay General Bancorp	84,728
3,261	CenterState Bank Corp.	82,699
704	Central Pacific Financial Corp.	20,360
4,187	CIT Group, Inc.	179,580
9,505	Citizens Financial Group, Inc.	334,196
328	City Holding Co.	26,023
1,334	Columbia Banking System, Inc.	52,426
5,336	Comerica, Inc.	349,081
2,346	Commerce Bancshares, Inc.	150,989
960	Community Bank System, Inc.	65,069
667	ConnectOne Bancorp, Inc.	16,195
726	Customers Bancorp, Inc. (a)	17,119
3,046	CVB Financial Corp.	63,296
1,118	Eagle Bancorp, Inc.	50,467
5,698	East West Bancorp, Inc.	244,558
555	Enterprise Financial Services Corp.	24,309
9,503	F.N.B. Corp.	114,606
309	FB Financial Corp.	11,640
12,335	Fifth Third Bancorp	358,702
424	First Bancorp	16,006
7,877	First BanCorp	82,866
317	First Citizens BancShares, Inc. Class A	155,939
1,691	First Commonwealth Financial Corp.	23,826
1,761	First Financial Bancorp	41,278
2,074	First Financial Bankshares, Inc.	69,023
4,217	First Hawaiian, Inc.	115,251
18,182	First Horizon National Corp.	290,367
1,310	First Merchants Corp.	51,810
3,423	First Midwest Bancorp, Inc.	70,308
3,658	First Republic Bank	389,065
4,605	Fulton Financial Corp.	78,561
1,687	Glacier Bancorp, Inc.	71,394
2,031	Great Western Bancorp, Inc.	70,821
2,362	Hancock Holding Co.	92,118
804	Hanmi Financial Corp. Class A	15,477
598	Heartland Financial USA, Inc.	27,974
817	Heritage Commerce Corp.	9,820
789	Heritage Financial Corp.	21,721
2,199	Hilltop Holdings, Inc.	51,369
Shares		Fair Value
Credit Intermediation and Related Activities (continued)
3,648	Home Bancshares, Inc.	$67,415
2,673	Hope Bancorp, Inc.	38,144
23,734	Huntington Bancshares, Inc.	335,361
1,586	IBERIABANK Corp.	116,397
546	Independent Bank Corp. (Massachusetts)	44,816
516	Independent Bank Corp. (Michigan)	11,615
1,017	Independent Bank Group, Inc.	54,379
1,022	International Bancshares Corp.	41,861
8,635	Investors Bancorp, Inc.	104,052
19,161	KeyCorp	344,323
710	Lakeland Bancorp, Inc.	11,750
626	Live Oak Bancshares, Inc.	11,362
2,209	M&T Bank Corp.	345,775
358	Midland States Bancorp, Inc.	9,594
1,893	OFG Bancorp	38,447
3,766	Old National Bancorp	67,769
614	Opus Bank	15,221
1,950	Pacific Premier Bancorp, Inc.	65,822
4,752	PacWest Bancorp	175,776
352	Peapack-Gladstone Financial Corp.	10,278
20,147	People's United Financial, Inc.	325,777
2,171	Pinnacle Financial Partners, Inc.	127,698
2,513	PNC Financial Services Group, Inc.	368,657
2,724	Popular, Inc.	148,349
373	Preferred Bank	19,885
2,587	Prosperity Bancshares, Inc.	178,555
21,411	Regions Financial Corp.	344,717
654	Sandy Spring Bancorp, Inc.	22,563
1,075	Seacoast Banking Corp. of Florida (a)	30,100
2,224	Signature Bank	263,144
2,206	Simmons First National Corp.	52,768
875	South State Corp.	69,002
467	Southside Bancshares, Inc.	16,088
8,495	Sterling Bancorp	166,927
5,099	SunTrust Banks, Inc.	348,466
1,563	SVB Financial Group (a)	346,173
7,699	Synovus Financial Corp.	260,765
4,809	TCF Financial Corp.	190,388
3,525	Texas Capital Bancshares, Inc. (a)	190,561
914	The Bancorp, Inc. (a)	9,963
839	Triumph Bancorp, Inc. (a)	27,226
1,466	Trustmark Corp.	50,313
1,026	UMB Financial Corp.	66,957
1,956	United Bankshares, Inc.	77,340
2,160	United Community Banks, Inc.	65,254
491	Univest Corp. of Pennsylvania	12,643
9,053	Valley National Bancorp	104,834
3,662	Webster Financial Corp.	161,494
444	Westamerica Bancorp	29,313
4,166	Western Alliance Bancorp	205,509
3,008	Wintrust Financial Corp.	191,971
7,819	Zions Bancorp	378,987
		12,135,260

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bull 3X Shares

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Management of Companies and Enterprises - 2.4%
645	Atlantic Capital Bancshares, Inc. (a)	$12,029
1,631	Banc of California, Inc.	22,459
1,781	Cullen/Frost Bankers, Inc.	160,432
352	Equity Bancshares, Inc. (a)	9,772
603	First Foundation, Inc.	9,654
1,006	First Interstate BancSystem, Inc.	42,212
314	Franklin Financial Network, Inc.	10,447
623	National Bank Holdings Corp.	21,431
1,091	Renasant Corp.	37,858
664	ServisFirst Bancshares, Inc.	23,240
7,555	Umpqua Holdings Corp.	119,520
1,389	Veritex Holdings, Inc.	34,197
		503,251
Securities, Commodity Contracts, and Other Financial Investments and Related Activities - 0.1%
171	CBTX, Inc.	4,899
187	QCR Holdings, Inc.	7,588
489	TriState Capital Holdings, Inc. (a)	11,306
		23,793
	TOTAL COMMON STOCKS (Cost $13,619,309)	$12,662,304
SHORT TERM INVESTMENTS - 17.9%
Money Market Funds - 17.9%
3,709,341	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$3,709,341
	TOTAL SHORT TERM INVESTMENTS (Cost $3,709,341)	$3,709,341
	TOTAL INVESTMENTS (Cost $17,328,650) - 78.8% (c)	$16,371,645
	Other Assets in Excess of Liabilities - 21.2%	4,408,252
	TOTAL NET ASSETS - 100.0%	$20,779,897

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $15,264,643.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of S&P Regional Banks Select Industry Index	2.2175% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/5/2019	11,553	$18,220,784	$1,266,462
Total return of S&P Regional Banks Select Industry Index	2.4975% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	8,975	15,093,163	170,241
Total return of S&P Regional Banks Select Industry Index	2.4775% representing 1 month LIBOR rate + spread	Citibank N.A.	12/24/2019	8,935	15,031,329	24,716
					$48,345,276	$1,461,419
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Regional Banks Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 67.0%
Money Market Funds - 67.0%
1,610,586	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	$1,610,586
	TOTAL SHORT TERM INVESTMENTS (Cost $1,610,586) (b)	$1,610,586
	TOTAL INVESTMENTS (Cost $1,610,586) - 67.0%	$1,610,586
	Other Assets in Excess of Liabilities - 33.0%	792,446
	TOTAL NET ASSETS - 100.0%	$2,403,032

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $1,610,586.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.2975% representing 1 month LIBOR rate + spread	Total return of S&P Regional Banks Select Industry Index	Credit Suisse Capital LLC	12/13/2019	2,957	$4,980,785	$(6,624)
1.9075% representing 1 month LIBOR rate + spread	Total return of S&P Regional Banks Select Industry Index	UBS Securities LLC	12/17/2019	1,319	2,057,624	(167,671)
					$7,038,409	$(174,295)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 81.2%
Administrative and Support Services - 1.1%
67	Booking Holdings, Inc. (a)	$137,268
Broadcasting (except Internet) - 0.9%
12,072	Qurate Retail, Inc. (a)	115,167
Clothing and Clothing Accessories Stores - 18.0%
7,846	Abercrombie & Fitch Co. Class A	127,027
7,758	American Eagle Outfitters, Inc.	119,318
3,842	Boot Barn Holdings, Inc. (a)	134,662
6,253	Caleres, Inc.	134,564
1,483	Childrens Place Retail Stores, Inc. (b)	121,472
8,261	Designer Brands, Inc.	136,306
7,222	Gap, Inc.	117,430
2,887	Genesco, Inc. (a)	112,160
7,325	Guess?, Inc.	122,694
7,364	L Brands, Inc.	125,483
3,993	Nordstrom, Inc. (b)	143,349
1,273	Ross Stores, Inc.	139,610
8,473	Signet Jewelers Ltd. (b)	135,907
5,502	The Buckle, Inc. (b)	115,102
1,414	Tiffany & Co.	176,057
2,456	TJX Companies, Inc.	141,588
5,194	Urban Outfitters, Inc. (a)	149,068
2,571	Zumiez, Inc. (a)	82,041
		2,333,838
Data Processing, Hosting and Related Services - 0.6%
1,736	Shutterstock, Inc. (a)	70,447
Electronics and Appliance Stores - 2.5%
2,057	Best Buy Co., Inc.	147,754
31,508	GameStop Corp. Class A (b)	171,404
		319,158
Food and Beverage Stores - 3.0%
2,093	Grubhub, Inc. (a)(b)	71,288
494	Ingles Markets, Inc.	19,478
5,297	Kroger Co.	130,518
6,920	Sprouts Farmers Market, Inc. (a)	134,317
763	Weis Markets, Inc.	29,368
		384,969
Food Services and Drinking Places - 1.7%
813	Casey's General Stores, Inc.	138,868
1,047	Wayfair, Inc. (a)(b)	86,095
		224,963
General Merchandise Stores - 14.3%
6,108	Big Lots, Inc.	132,360
5,064	BJ's Wholesale Club Holdings, Inc. (a)	135,209
715	Burlington Stores, Inc. (a)	137,402
476	Costco Wholesale Corp.	141,424
2,065	Dillard's, Inc. Class A (b)	142,444
881	Dollar General Corp.	141,259
1,231	Dollar Tree, Inc. (a)	135,902
1,041	Five Below, Inc. (a)	130,239
2,637	Kohl's Corp.	135,173
8,107	Macy's, Inc.	122,902
Shares		Fair Value
General Merchandise Stores (continued)
1,167	PriceSmart, Inc.	$86,475
1,287	Target Corp.	137,593
1,431	Tractor Supply Co.	135,974
1,183	Wal-Mart Stores, Inc.	138,719
		1,853,075
Health and Personal Care Stores - 4.6%
6,727	Petmed Express, Inc. (b)	157,513
17,792	Rite Aid Corp. (a)(b)	163,686
613	Ulta Salon, Cosmetics & Fragrance, Inc. (a)	142,921
2,482	Walgreens Boots Alliance, Inc.	135,964
		600,084
Merchant Wholesalers, Durable Goods - 1.8%
885	Advance Auto Parts, Inc.	143,795
1,009	America's Car-Mart, Inc. (a)	91,809
		235,604
Merchant Wholesalers, Nondurable Goods - 1.6%
17,354	Chicos FAS, Inc.	59,698
3,447	Foot Locker, Inc.	149,979
		209,677
Miscellaneous Manufacturing - 0.8%
4,534	National Vision Holdings, Inc. (a)	107,909
Miscellaneous Store Retailers - 5.4%
3,894	1-800-Flowers.com, Inc. (a)	55,528
2,444	ETSY, Inc. (a)	108,734
53,643	Office Depot, Inc.	110,505
2,180	Ollie's Bargain Outlet Holdings, Inc. (a)(b)	139,258
5,382	Rent-A-Center, Inc.	139,232
9,524	Sally Beauty Holdings, Inc. (a)	147,622
		700,879
Motor Vehicle and Parts Dealers - 12.3%
1,105	Asbury Automotive Group, Inc. (a)	113,959
2,764	AutoNation, Inc. (a)	140,549
121	AutoZone, Inc. (a)	138,470
1,602	CarMax, Inc. (a)	149,258
1,731	Carvana Co. (a)(b)	140,349
1,550	Group 1 Automotive, Inc.	154,132
1,084	Lithia Motors, Inc. Class A	170,708
2,291	MarineMax, Inc. (a)	35,396
1,534	Murphy USA, Inc. (a)	180,905
356	O'Reilly Automotive, Inc. (a)	155,042
2,897	Penske Automotive Group, Inc.	141,142
2,297	Sonic Automotive, Inc.	74,032
		1,593,942
Nonstore Retailers - 3.6%
76	Amazon.com, Inc. (a)	135,026
3,442	eBay, Inc.	121,331
5,574	Overstock.com, Inc. (a)	58,694
6,722	Stitch Fix, Inc. (a)(b)	153,665
		468,716

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Retail Bull 3X Shares

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Professional, Scientific, and Technical Services - 3.0%
47,424	Groupon, Inc. (a)	$131,839
6,806	Quotient Technology, Inc. (a)	58,600
1,849	Stamps.Com., Inc. (a)	156,111
5,357	The Rubicon Project, Inc. (a)	45,534
		392,084
Repair and Maintenance - 1.5%
2,962	Conn's, Inc. (a)	71,651
1,825	Monro Muffler Brake, Inc.	127,950
		199,601
Sporting Goods, Hobby, Musical Instrument, and Book Stores - 3.4%
3,563	Dick's Sporting Goods, Inc.	138,708
7,483	Hibbett Sports, Inc. (a)	178,544
14,520	The Michaels Companies, Inc. (a)(b)	126,760
		444,012
Support Activities for Transportation - 1.1%
1,050	Expedia, Inc.	143,493
	TOTAL COMMON STOCKS (Cost $10,674,242)	$10,534,886
SHORT TERM INVESTMENTS - 15.5%
Money Market Funds - 15.5%
992,482	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$992,482
1,016,241	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	1,016,241
	TOTAL SHORT TERM INVESTMENTS (Cost $2,008,723)	$2,008,723
	TOTAL INVESTMENTS (Cost $12,682,965) - 96.7% (e)	$12,543,609
	Other Assets in Excess of Liabilities - 3.3%	423,833
	TOTAL NET ASSETS - 100.0%	$12,967,442

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $9,600,840.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Retail Select Industry® Index	2.2275% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	3,684	$14,975,222	$1,498,700
Total return of S&P Retail Select Industry® Index	2.1718% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/21/2020	2,654	12,100,410	(223,519)
					$27,075,632	$1,275,181

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 49.6%
488,670	Global X Robotics & Artificial Intelligence ETF (a)	$10,159,449
	TOTAL INVESTMENT COMPANIES (Cost $9,931,752)	$10,159,449
SHORT TERM INVESTMENTS - 30.0%
Money Market Funds - 30.0%
2,248,543	Dreyfus Government Cash Management Institutional Shares, 1.73% (b)	$2,248,543
3,894,203	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	3,894,203
	TOTAL SHORT TERM INVESTMENTS (Cost $6,142,746)	$6,142,746
	TOTAL INVESTMENTS (Cost $16,074,498) - 79.6% (c)	$16,302,195
	Other Assets in Excess of Liabilities - 20.4%	4,165,957
	TOTAL NET ASSETS - 100.0%	$20,468,152

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $12,983,508.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	2.4275% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/17/2019	690,842	$12,745,575	$1,511,275
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	2.4775% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/20/2019	980,722	19,820,236	535,980
Total return of Indxx Global Robotics and Artificial Intelligence Thematic Index	2.2964% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	5/26/2020	793,349	14,948,076	1,475,895
					$47,513,887	$3,523,150

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 66.2%
Ambulatory Health Care Services - 3.7%
162,719	CareDx, Inc. (a)	$4,264,865
57,670	Genomic Health, Inc. (a)	3,845,436
242,527	Invitae Corp. (a)	3,907,110
48,571	Kura Oncology, Inc. (a)	727,593
50,187	Spark Therapeutics, Inc. (a)	5,478,915
		18,223,919
Chemical Manufacturing - 49.6%
74,579	AbbVie, Inc.	5,932,759
100,352	ACADIA Pharmaceuticals, Inc. (a)	4,255,928
40,704	Acceleron Pharma, Inc. (a)	1,826,389
140,805	Achillion Pharmaceuticals, Inc. (a)	902,560
304,771	Adverum Biotechnologies, Inc. (a)	2,215,685
94,077	Agios Pharmaceuticals, Inc. (a)	2,829,836
109,359	Akebia Therapeutics, Inc. (a)	407,909
48,971	Alexion Pharmaceuticals, Inc. (a)	5,161,543
175,661	Alkermes PLC ADR (Ireland) (a)	3,430,659
29,883	Allakos, Inc. (a)(b)	2,049,974
62,791	Alnylam Pharmaceuticals, Inc. (a)	5,446,491
104,405	AMAG Pharmaceuticals, Inc. (a)	1,013,251
26,900	Amgen, Inc.	5,736,425
526,468	Amicus Therapeutics, Inc. (a)	4,438,125
81,105	Arena Pharmaceuticals, Inc. (a)	3,951,030
325,911	ArQule, Inc. (a)	3,294,960
220,138	BioCryst Pharmaceuticals, Inc. (a)	440,276
22,221	Biogen, Inc. (a)	6,637,635
72,371	BioMarin Pharmaceutical, Inc. (a)	5,298,281
50,169	bluebird bio, Inc. (a)	4,063,689
66,609	Blueprint Medicines Corp. (a)	4,585,364
137,432	Catalyst Pharmaceuticals, Inc. (a)	650,053
53,458	Celgene Corp. (a)	5,775,068
125,710	Coherus BioSciences, Inc. (a)	2,183,583
53,138	CytomX Therapeutics, Inc. (a)	325,736
32,313	Deciphera Pharmaceuticals, Inc. (a)	1,432,758
45,712	Denali Therapeutics, Inc. (a)(b)	716,307
59,427	Dicerna Pharmaceuticals, Inc. (a)	979,951
19,479	Eagle Pharmaceuticals, Inc. (a)	1,221,333
44,269	Emergent Biosolutions, Inc. (a)	2,530,416
33,292	Enanta Pharmaceuticals, Inc. (a)	2,026,817
76,598	Esperion Therapeutics, Inc. (a)	3,046,302
101,110	FibroGen, Inc. (a)	3,958,457
64,518	Flexion Therapeutics, Inc. (a)(b)	1,107,774
39,921	G1 Therapeutics, Inc. (a)	847,124
79,078	Gilead Sciences, Inc.	5,038,059
127,009	Halozyme Therapeutics, Inc. (a)	1,945,778
96,190	Heron Therapeutics, Inc. (a)	2,044,038
29,192	Homology Medicines, Inc. (a)	383,291
259,579	Immunogen, Inc. (a)	617,798
246,417	Immunomedics, Inc. (a)	3,942,672
68,798	Incyte Corp. (a)	5,773,528
185,147	Insmed, Inc. (a)	3,441,883
84,715	Intellia Therapeutics, Inc. (a)	1,057,667
76,346	Intercept Pharmaceuticals, Inc. (a)(b)	5,556,462
79,458	Ionis Pharmaceuticals, Inc. (a)	4,427,400
Shares		Fair Value
Chemical Manufacturing (continued)
216,337	Ironwood Pharmaceuticals, Inc. Class A (a)	$2,172,023
159,490	Karyopharm Therapeutics, Inc. (a)	1,866,033
21,608	Krystal Biotech, Inc. (a)	887,441
53,956	Ligand Pharmaceuticals, Inc. (a)	5,870,952
75,661	MacroGenics, Inc. (a)	643,119
27,772	Madrigal Pharmaceuticals, Inc. (a)	2,566,966
61,529	Momenta Pharmaceuticals, Inc. (a)	952,469
115,075	Myriad Genetics, Inc. (a)	3,874,575
54,545	Neurocrine Biosciences, Inc. (a)	5,426,682
496,058	OPKO Health, Inc. (a)(b)	704,402
136,619	Portola Pharmaceuticals, Inc. (a)	3,949,655
104,967	Progenics Pharmaceuticals, Inc. (a)	557,375
31,597	Prothena Corp. PLC (a)	287,533
72,536	PTC Therapeutics, Inc. (a)	2,965,997
189,482	Puma Biotechnology, Inc. (a)(b)	1,288,478
79,472	Ra Pharmaceuticals, Inc. (a)	3,740,747
49,567	Radius Health, Inc. (a)	1,409,685
18,687	Regeneron Pharmaceuticals, Inc. (a)	5,723,454
94,633	REGENXBIO, Inc. (a)	3,377,452
65,955	Repligen Corp. (a)	5,242,763
105,393	Retrophin, Inc. (a)	1,264,716
22,693	Rhythm Pharmaceuticals, Inc. (a)	483,815
33,244	Rocket Pharmaceuticals, Inc. (a)	483,368
32,898	Sage Therapeutics, Inc. (a)	4,462,614
219,304	Sangamo Therapeutics, Inc. (a)	1,984,701
61,161	Sarepta Therapeutics, Inc. (a)	5,080,033
74,456	Seattle Genetics, Inc. (a)	7,996,574
100,567	Spectrum Pharmaceuticals, Inc. (a)	780,400
95,517	Stemline Therapeutics, Inc. (a)	955,170
189,290	TG Therapeutics, Inc. (a)	1,292,851
110,104	The Medicines Co. (a)	5,779,359
36,301	Twist Bioscience Corp. (a)	864,690
80,149	Ultragenyx Pharmaceutical, Inc. (a)	3,217,181
65,157	United Therapeutics Corp. (a)	5,853,705
113,129	Vanda Pharmaceuticals, Inc. (a)	1,528,373
95,443	Veracyte, Inc. (a)	2,188,508
81,537	Vericel Corp. (a)	1,293,992
30,060	Vertex Pharmaceuticals, Inc. (a)	5,876,129
62,787	Xencor, Inc. (a)	2,147,943
		241,990,947
Merchant Wholesalers, Nondurable Goods - 2.2%
66,964	Aimmune Therapeutics, Inc. (a)	1,862,939
131,913	Atara Biotherapeutics, Inc. (a)	1,440,490
97,317	Global Blood Therapeutics, Inc. (a)	4,666,350
208,498	Viking Therapeutics, Inc. (a)(b)	1,348,982
313,538	ZIOPHARM Oncology, Inc. (a)(b)	1,323,130
		10,641,891

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Schedule of Investments, continued

October 31, 2019

Shares		Fair Value
Miscellaneous Manufacturing - 1.5%
19,404	Anika Therapeutics, Inc. (a)	$1,365,847
61,455	Mirati Therapeutics, Inc. (a)	5,787,832
		7,153,679
Pharmaceuticals, Biotechnology & Life Sciences - 0.2%
20,442	Turning Point Therapeutics, Inc. (a)	784,155
Professional, Scientific, and Technical Services - 7.8%
29,083	Akcea Therapeutics, Inc. (a)	533,091
48,218	Allogene Therapeutics, Inc. (a)(b)	1,388,678
48,396	AnaptysBio, Inc. (a)	1,825,497
48,420	Apellis Pharmaceuticals, Inc. (a)	1,423,064
175,575	Arrowhead Pharmaceuticals, Inc. (a)	7,031,779
114,842	Athenex, Inc. (a)	1,267,856
24,229	AVROBIO, Inc. (a)	351,805
102,035	Biohaven Pharmaceutical Holding Co. Ltd (a)	4,685,447
58,915	Cytokinetics, Inc. (a)	686,360
93,432	Editas Medicine, Inc. (a)	1,947,123
105,756	Epizyme, Inc. (a)	1,217,252
49,284	Exact Sciences Corp. (a)	4,287,708
273,317	Exelixis, Inc. (a)	4,222,748
126,225	Fate Therapeutics, Inc. (a)	1,887,064
232,756	Intrexon Corp. (a)(b)	1,182,400
76,409	Natera, Inc. (a)	2,943,275
75,055	Voyager Therapeutics, Inc. (a)	1,155,096
		38,036,243
Support Activities for Transportation - 0.8%
196,038	Iovance Biotherapeutics, Inc. (a)	4,142,283
Waste Management and Remediation Services - 0.4%
66,508	Audentes Therapeutics, Inc. (a)	1,789,065
	TOTAL COMMON STOCKS (Cost $361,427,238)	$322,762,182
SHORT TERM INVESTMENTS - 29.3%
Money Market Funds - 29.3%
37,496,312	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$37,496,312
105,502,474	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	105,502,474
	TOTAL SHORT TERM INVESTMENTS (Cost $142,998,786)	$142,998,786
	TOTAL INVESTMENTS (Cost $504,426,024) - 95.5% (e)	$465,760,968
	Other Assets in Excess of Liabilities - 4.5%	21,691,227
	TOTAL NET ASSETS - 100.0%	$487,452,195

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $439,945,885.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of S&P Biotechnology Select Industry Index	2.0275% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/13/2019	86,014	$593,678,464	$(56,307,106)
Total return of S&P Biotechnology Select Industry Index	2.2275% representing 1 month LIBOR rate + spread	Citibank N.A.	12/23/2019	31,129	192,458,010	4,157,857
Total return of S&P Biotechnology Select Industry Index	2.0964% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	2/25/2020	33,784	206,265,953	7,513,179
Total return of S&P Biotechnology Select Industry Index	2.0775% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	16,000	106,839,364	(6,117,735)
Total return of S&P Biotechnology Select Industry Index	2.0775% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	5,000	32,068,362	(537,229)
Total return of S&P Biotechnology Select Industry Index	2.0775% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	8,000	48,332,385	2,280,590
					$1,179,642,538	$(49,010,444)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Biotech Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 53.2%
Money Market Funds - 53.2%
8,471,525	Dreyfus Government Cash Management Institutional Shares, 1.73% (a)	$8,471,525
35,334,693	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	35,334,693
	TOTAL SHORT TERM INVESTMENTS (Cost $43,806,218) (b)	$43,806,218
	TOTAL INVESTMENTS (Cost $43,806,218) - 53.2%	$43,806,218
	Other Assets in Excess of Liabilities - 46.8%	38,530,138
	TOTAL NET ASSETS - 100.0%	$82,336,356

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $43,806,218.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
1.7575% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	UBS Securities LLC	12/4/2019	26,108	$167,845,721	$2,820,551
1.8275% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	Citibank N.A.	12/13/2019	1,777	10,612,375	(632,722)
2.0464% representing 1 month LIBOR rate + spread	Total return of S&P Biotechnology Select Industry Index	Bank of America Merrill Lynch	4/27/2020	11,116	69,851,078	(536,876)
					$248,309,174	$1,650,953

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 72.6%
Gasoline Stations - 2.0%
96,253	Delek US Holdings, Inc.	$3,845,307
Merchant Wholesalers, Durable Goods - 0.1%
3,553	REX American Resources Corp. (a)	287,509
Merchant Wholesalers, Nondurable Goods - 0.7%
33,208	World Fuel Services Corp.	1,387,098
Mining (except Oil and Gas) - 1.2%
268,416	CNX Resources Corp. (a)	2,262,747
Oil and Gas Extraction - 48.1%
144,352	Apache Corp.	3,126,664
12,324	Bonanza Creek Energy, Inc. (a)	219,614
186,686	Cabot Oil & Gas Corp.	3,479,827
188,132	California Resources Corp. (a)(b)	1,051,658
778,808	Callon Petroleum Co. (a)(b)	2,959,470
334,823	Carrizo Oil & Gas, Inc. (a)	2,464,297
451,348	Centennial Resource Development, Inc. (a)	1,534,583
1,973,388	Chesapeake Energy Corp. (a)(b)	2,644,340
73,258	Cimarex Energy Co.	3,092,953
47,796	Concho Resources, Inc.	3,227,186
109,292	Continental Resources, Inc. (a)	3,220,835
946,388	Denbury Resources, Inc. (a)	944,590
140,173	Devon Energy Corp.	2,842,708
36,243	Diamondback Energy, Inc.	3,108,200
44,219	EOG Resources, Inc.	3,064,819
288,874	EQT Corp.	3,102,507
361,143	Extraction Oil & Gas, Inc. (a)(b)	613,943
476,986	Gulfport Energy Corp. (a)	1,328,406
107,094	Jagged Peak Energy, Inc. (a)	759,297
282,714	Kosmos Energy Ltd.	1,752,827
405,399	Laredo Petroleum, Inc. (a)	956,742
99,412	Magnolia Oil & Gas Corp. (a)(b)	976,226
276,642	Marathon Oil Corp.	3,189,682
207,485	Matador Resources Co. (a)	2,886,116
140,274	Noble Energy, Inc.	2,701,677
420,558	Northern Oil and Gas, Inc. (a)	824,294
944,208	Oasis Petroleum, Inc. (a)	2,464,383
77,879	Occidental Petroleum Corp.	3,154,100
18,509	Par Pacific Holdings, Inc. (a)	419,229
189,919	Parsley Energy, Inc.	3,002,619
97,254	PDC Energy, Inc. (a)	1,940,217
34,136	Phillips 66	3,987,768
25,992	Pioneer Natural Resources Co.	3,197,536
534,398	QEP Resources, Inc.	1,779,545
758,661	Range Resources Corp. (b)	3,057,404
44,492	Renewable Energy Group, Inc. (a)	726,999
267,695	SM Energy Co.	2,098,729
1,520,536	Southwestern Energy Co. (a)	3,117,099
19,344	Talos Energy, Inc. (a)	416,476
121,996	Tellurian, Inc. (a)(b)	972,308
161,580	W&T Offshore, Inc. (a)	651,167
465,923	Whiting Petroleum Corp. (a)(b)	2,953,952
319,845	WPX Energy, Inc. (a)	3,192,053
		93,205,045
Shares		Fair Value
Petroleum and Coal Products Manufacturing - 16.6%
28,904	Chevron Corp.	$3,356,910
61,283	ConocoPhillips	3,382,822
46,195	CVR Energy, Inc.	2,190,567
48,424	Exxon Mobil Corp.	3,272,010
68,332	HollyFrontier Corp.	3,754,160
65,963	Marathon Petroleum Corp.	4,218,334
170,527	Murphy Oil Corp.	3,517,972
137,200	PBF Energy, Inc.	4,428,816
41,102	Valero Energy Corp.	3,986,072
		32,107,663
Support Activities for Mining - 3.9%
972,962	Antero Resources Corp. (a)	2,432,405
55,558	Hess Corp.	3,652,938
15,605	Penn Virginia Corp. (a)	371,399
335,165	SRC Energy, Inc. (a)	1,045,715
		7,502,457
	TOTAL COMMON STOCKS (Cost $165,218,964)	$140,597,826
SHORT TERM INVESTMENTS - 19.7%
Money Market Funds - 19.7%
2,556,454	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$2,556,454
35,541,032	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	35,541,032
	TOTAL SHORT TERM INVESTMENTS (Cost $38,097,486)	$38,097,486
	TOTAL INVESTMENTS (Cost $203,316,450) - 92.3% (e)	$178,695,312
	Other Assets in Excess of Liabilities - 7.7%	15,038,092
	TOTAL NET ASSETS - 100.0%	$193,733,404

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $164,578,312.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	2.1475% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2019	55,411	$181,430,332	$(3,444,675)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	2.0075% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/18/2019	28,209	95,193,734	(4,755,210)
Total return of S&P Oil & Gas Exploration & Production Select Industry Index	2.2975% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	53,429	177,844,727	(6,574,686)
					$454,468,793	$(14,774,571)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 55.4%
Money Market Funds - 55.4%
2,800,000	Dreyfus Government Cash Management Institutional Shares, 1.73% (a)	$2,800,000
17,135,467	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	17,135,467
	TOTAL SHORT TERM INVESTMENTS (Cost $19,935,467) (b)	$19,935,467
	TOTAL INVESTMENTS (Cost $19,935,467) - 55.4%	$19,935,467
	Other Assets in Excess of Liabilities - 44.6%	16,070,242
	TOTAL NET ASSETS - 100.0%	$36,005,709

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $19,935,467.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
1.6775% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	UBS Securities LLC	12/5/2019	8,436	$41,156,988	$14,225,937
1.7475% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Credit Suisse Capital LLC	12/09/2019	4,464	20,008,393	5,769,975
1.1859% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Bank of America Merrill Lynch	12/3/2020	5,650	18,651,215	488,760
1.8275% representing 1 month LIBOR rate + spread	Total return of S&P Oil & Gas Exploration & Production Select Industry Index	Citibank N.A.	12/11/2020	15,051	49,137,403	759,450
					$128,953,999	$21,244,122

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 54.3%
Computer and Electronic Product Manufacturing - 44.7%
399,062	Advanced Micro Devices, Inc. (a)	$13,540,174
114,272	Analog Devices, Inc.	12,184,823
88,810	Broadcom, Inc.	26,008,008
15,568	Cabot Microelectronics Corp.	2,352,636
31,181	Cirrus Logic, Inc. (a)	2,119,061
57,371	Cree, Inc. (a)	2,738,318
529,443	Intel Corp.	29,929,413
354,479	Marvell Technology Group Ltd.	8,645,743
145,474	Maxim Integrated Products, Inc.	8,533,505
127,654	Microchip Technology, Inc. (b)	12,036,496
277,235	Micron Technology, Inc. (a)	13,182,524
29,216	MKS Instruments, Inc.	3,161,755
23,190	Monolithic Power Systems, Inc.	3,476,645
149,842	NVIDIA Corp.	30,121,239
122,872	NXP Semiconductors NV	13,968,089
220,127	ON Semiconductor Corp. (a)	4,490,591
63,166	Qorvo, Inc. (a)	5,107,603
322,755	Qualcomm, Inc.	25,962,412
35,677	Semtech Corp. (a)	1,800,261
92,079	Skyworks Solutions, Inc.	8,384,714
294,405	Taiwan Semiconductor Manufacturing Co. Ltd. ADR (Taiwan)	15,200,130
91,136	Teradyne, Inc.	5,579,346
202,832	Texas Instruments, Inc.	23,932,148
120,606	Xilinx, Inc.	10,943,788
		283,399,422
Machinery Manufacturing - 6.4%
261,360	Applied Materials, Inc.	14,181,394
38,956	ASML Holding NV ADR (Netherlands)	10,205,303
59,620	Lam Research Corp.	16,159,405
		40,546,102
Merchant Wholesalers, Durable Goods - 2.8%
72,488	Entegris, Inc.	3,479,424
84,858	KLA-Tencor Corp.	14,344,396
		17,823,820
Shares		Fair Value
Primary Metal Manufacturing - 0.4%
23,247	Silicon Laboratories, Inc. (a)	$2,469,761
	TOTAL COMMON STOCKS (Cost $333,960,006)	$344,239,105
SHORT TERM INVESTMENTS - 20.1%
Money Market Funds - 20.1%
44,893,096	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)	$44,893,096
82,700,896	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	82,700,896
	TOTAL SHORT TERM INVESTMENTS (Cost $127,593,992)	$127,593,992
	TOTAL INVESTMENTS (Cost $461,553,998) - 74.4% (d)	$471,833,097
	Other Assets in Excess of Liabilities - 25.6%	162,247,279
	TOTAL NET ASSETS - 100.0%	$634,080,376

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  A portion of this security represents a security on loan. See Note 2.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $418,792,853.

ADR - American Depository Receipt

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bull 3X Shares

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of PHLX Semiconductor Sector Index	2.2275% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/5/2019	276,209	$295,375,419	$159,976,394
Total return of PHLX Semiconductor Sector Index	2.2875% representing 1 month LIBOR rate + spread	Citibank N.A.	12/18/2019	178,659	279,457,564	15,249,011
Total return of PHLX Semiconductor Sector Index	2.1875% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/19/2019	198,506	315,492,750	12,145,726
Total return of PHLX Semiconductor Sector Index	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	53,594	78,770,606	9,608,804
Total return of PHLX Semiconductor Sector Index	2.1275% representing 1 month LIBOR rate + spread	BNP Paribas	9/16/2020	46,929	71,582,970	5,833,930
Total return of PHLX Semiconductor Sector Index	2.0964% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	189,631	299,222,873	13,553,133
					$1,339,902,182	$216,366,998

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Semiconductor Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 76.6%
Money Market Funds - 76.6%
37,797,718	Dreyfus Government Cash Management Institutional Shares, 1.73% (a)	$37,797,718
144,099,977	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	144,099,977
	TOTAL SHORT TERM INVESTMENTS (Cost $181,897,695) (b)	$181,897,695
	TOTAL INVESTMENTS (Cost $181,897,695) - 76.6%	$181,897,695
	Other Assets in Excess of Liabilities - 23.4%	55,463,307
	TOTAL NET ASSETS - 100.0%	$237,361,002

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $181,897,695.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.8575% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	UBS Securities LLC	12/6/2019	46,216	$60,919,716	$(15,413,148)
1.9964% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Bank of America Merrill Lynch	12/13/2019	84,589	120,793,797	(18,779,522)
1.9775% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Credit Suisse Capital LLC	12/20/2019	172,736	277,124,675	(8,091,442)
2.0475% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	Citibank N.A.	12/24/2019	92,706	145,308,837	(7,633,451)
1.6275% representing 1 month LIBOR rate + spread	Total return of PHLX Semiconductor Sector Index	BNP Paribas	10/21/2020	35,000	53,989,580	(3,768,739)
					$658,136,605	$(53,686,302)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 62.0%
5,742,821	Technology Select Sector SPDR Fund (a)(b)	$480,501,833
	TOTAL INVESTMENT COMPANIES (Cost $406,395,477)	$480,501,833
SHORT TERM INVESTMENTS - 21.6%
Money Market Funds - 21.6%
31,038,592	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)(d)	$31,038,592
136,263,548	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	136,263,548
	TOTAL SHORT TERM INVESTMENTS (Cost $167,302,140)	$167,302,140
	TOTAL INVESTMENTS (Cost $573,697,617) - 83.6% (e)	$647,803,973
	Other Assets in Excess of Liabilities - 16.4%	126,836,711
	TOTAL NET ASSETS - 100.0%	$774,640,684

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of this security represents an investment of securities lending collateral.

(e)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $601,402,903.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Technology Select Sector Index	2.2675% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/5/2019	745,809	$610,802,881	$15,297,924
Total return of Technology Select Sector Index	2.5575% representing 1 month LIBOR rate + spread	Citibank N.A.	12/13/2019	370,000	299,055,636	10,675,035
Total return of Technology Select Sector Index	2.5575% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	788,555	502,916,721	153,667,817
Total return of Technology Select Sector Index	2.2464% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	3/27/2020	290,000	206,894,751	35,350,568
					$1,619,669,989	$214,991,344

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Technology Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 62.3%
Money Market Funds - 62.3%
8,515,591	Dreyfus Government Cash Management Institutional Shares, 1.73% (a)	$8,515,591
28,432,941	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	28,432,941
	TOTAL SHORT TERM INVESTMENTS (Cost $36,948,532) (b)	$36,948,532
	TOTAL INVESTMENTS (Cost $36,948,532) - 62.3%	$36,948,532
	Other Assets in Excess of Liabilities - 37.7%	22,391,407
	TOTAL NET ASSETS - 100.0%	$59,339,939

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $36,948,532.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
2.0075% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	UBS Securities LLC	12/3/2019	83,690	$68,425,728	$(1,849,805)
2.1275% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Credit Suisse Capital LLC	12/10/2019	60,000	47,972,400	(2,253,793)
2.1275% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Citibank N.A.	12/13/2019	34,615	28,193,348	(815,745)
2.0064% representing 1 month LIBOR rate + spread	Total return of Technology Select Sector Index	Bank of America Merrill Lynch	6/25/2020	33,613	23,123,517	(4,971,267)
					$167,714,993	$(9,890,610)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Transportation Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 69.0%
Air Transportation - 12.9%
1,501	Alaska Air Group, Inc.	$104,215
1,501	American Airlines Group, Inc.	45,120
1,501	Delta Air Lines, Inc.	82,675
1,501	JetBlue Airways Corp. (a)	28,969
1,501	Southwest Airlines Co.	84,251
1,501	United Continental Holdings, Inc. (a)	136,351
		481,581
Couriers and Messengers - 10.7%
1,501	FedEx Corp.	229,143
1,501	United Parcel Service, Inc. Class B	172,870
		402,013
Rail Transportation - 22.4%
1,501	CSX Corp.	105,475
1,501	Kansas City Southern Railway Co.	211,311
1,501	Norfolk Southern Corp.	273,182
1,501	Union Pacific Corp.	248,355
		838,323
Rental and Leasing Services - 3.1%
1,501	Avis Budget Group, Inc. (a)	44,595
1,501	Ryder System, Inc.	72,993
		117,588
Support Activities for Transportation - 7.5%
1,501	C.H. Robinson Worldwide, Inc.	113,536
1,501	Expeditors International of Washington, Inc.	109,483
1,501	Matson, Inc.	57,308
		280,327
Truck Transportation - 9.2%
1,501	J.B. Hunt Transport Services, Inc.	176,458
1,501	Landstar System, Inc.	169,838
		346,296
Shares		Fair Value
Water Transportation - 3.2%
1,501	Kirby Corp. (a)	$118,819
	TOTAL COMMON STOCKS (Cost $2,555,787)	$2,584,947
SHORT TERM INVESTMENTS - 26.7%
Money Market Funds - 26.7%
1,003,058	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	$1,003,058
	TOTAL SHORT TERM INVESTMENTS (Cost $1,003,058)	$1,003,058
	TOTAL INVESTMENTS (Cost $3,558,845) - 95.7% (c)	$3,588,005
	Other Assets in Excess of Liabilities - 4.3%	163,114
	TOTAL NET ASSETS - 100.0%	$3,751,119

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Non-income producing security.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $3,075,680.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation (Depreciation)
Total return of Dow Jones Transportation Average	2.2775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/4/2019	511	$5,204,099	$148,671
Total return of Dow Jones Transportation Average	2.4996% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2020	315	3,419,769	(111,773)
					$8,623,868	$36,898

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily Utilities Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
COMMON STOCKS - 73.8%
Utilities - 73.8%
9,680	AES Corp.	$165,044
3,463	Alliant Energy Corp.	184,716
3,585	Ameren Corp.	278,554
7,202	American Electric Power Co., Inc.	679,797
2,634	American Water Works Co., Inc.	324,693
1,724	Atmos Energy Corp.	193,916
7,324	CenterPoint Energy, Inc.	212,909
4,139	CMS Energy Corp.	264,565
4,843	Consolidated Edison, Inc.	446,621
11,987	Dominion Energy, Inc.	989,527
2,673	DTE Energy Co.	340,326
5,221	Edison International	328,401
2,900	Entergy Corp.	352,292
3,435	Evergy, Inc.	219,531
4,720	Eversource Energy	395,253
14,170	Exelon Corp.	644,593
7,875	FirstEnergy Corp.	380,520
7,128	NextEra Energy, Inc.	1,698,887
5,444	NiSource, Inc.	152,650
3,689	NRG Energy, Inc.	148,003
1,638	Pinnacle West Capital Corp.	154,169
10,533	PPL Corp.	352,750
7,374	Public Service Enterprise Group, Inc.	466,848
4,003	Sempra Energy	578,474
15,244	Southern Co.	955,189
4,601	WEC Energy Group, Inc.	434,334
7,647	Xcel Energy, Inc.	485,661
		11,828,223
	TOTAL COMMON STOCKS (Cost $11,499,702)	$11,828,223
Shares		Fair Value
SHORT TERM INVESTMENTS - 13.2%
Money Market Funds - 13.2%
1,140,000	Dreyfus Government Cash Management Institutional Shares, 1.73% (a)	$1,140,000
978,956	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	978,956
	TOTAL SHORT TERM INVESTMENTS (Cost $2,118,956)	$2,118,956
	TOTAL INVESTMENTS (Cost $13,618,658) - 87.0% (b)	$13,947,179
	Other Assets in Excess of Liabilities - 13.0%	2,082,117
	TOTAL NET ASSETS - 100.0%	$16,029,296

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $14,245,088.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of Utilities Select Sector Index	2.3775% representing 1 month LIBOR rate + spread	Citibank N.A.	12/11/2019	20,185	$11,949,853	$1,190,058
Total return of Utilities Select Sector Index	2.0849% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	11,738	7,588,969	36,097
Total return of Utilities Select Sector Index	2.2775% representing 1 month LIBOR rate + spread	UBS Securities LLC	12/9/2020	22,364	14,351,352	169,142
					$33,890,174	$1,395,297

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 45.3%
87,000	iShares 7-10 Year Treasury Bond ETF (a)	$9,788,370
	TOTAL INVESTMENT COMPANIES (Cost $9,126,033)	$9,788,370
SHORT TERM INVESTMENTS - 49.9%
Money Market Funds - 49.9%
4,680,000	Dreyfus Government Cash Management Institutional Shares, 1.73% (b)	$4,680,000
6,095,207	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (b)	6,095,207
	TOTAL SHORT TERM INVESTMENTS (Cost $10,775,207)	$10,775,207
	TOTAL INVESTMENTS (Cost $19,901,240) - 95.2% (c)	$20,563,577
	Other Assets in Excess of Liabilities - 4.8%	1,036,695
	TOTAL NET ASSETS - 100.0%	$21,600,272

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  Represents annualized seven-day yield at October 31, 2019.

(c)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $20,270,376.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares 7-10 Year Treasury Bond ETF	1.1475% representing 1 month LIBOR rate + spread	BNP Paribas	12/18/2019	18,222	$1,881,604	$177,739
Total return of iShares 7-10 Year Treasury Bond ETF	1.1475% representing 1 month LIBOR rate + spread	BNP Paribas	1/15/2020	71,777	7,428,900	672,602
Total return of iShares 7-10 Year Treasury Bond ETF	1.1475% representing 1 month LIBOR rate + spread	BNP Paribas	5/20/2020	1,978	210,086	12,807
Total return of iShares 7-10 Year Treasury Bond ETF	1.1475% representing 1 month LIBOR rate + spread	BNP Paribas	6/17/2020	76,032	8,276,025	285,869
Total return of iShares 7-10 Year Treasury Bond ETF	1.1475% representing 1 month LIBOR rate + spread	BNP Paribas	7/15/2020	5,684	625,314	14,743
Total return of iShares 7-10 Year Treasury Bond ETF	1.1475% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	1,043	113,933	3,531
Total return of iShares 7-10 Year Treasury Bond ETF	1.1475% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	97,037	10,798,496	118,449
Total return of iShares 7-10 Year Treasury Bond ETF	2.0814% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	217,185	24,196,650	236,356
					$53,531,008	$1,522,096

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 7-10 Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 78.4%
Money Market Funds - 78.4%
8,709,298	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	$8,709,298
	TOTAL SHORT TERM INVESTMENTS (Cost $8,709,298) (b)	$8,709,298
	TOTAL INVESTMENTS (Cost $8,709,298) - 78.4%	$8,709,298
	Other Assets in Excess of Liabilities - 21.6%	2,399,417
	TOTAL NET ASSETS - 100.0%	$11,108,715

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $8,709,298.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.9275% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	Credit Suisse Capital LLC	12/13/2019	80,921	$9,058,051	$(37,096)
0.6975% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	12/18/2019	263	27,157	(230,280)
0.6975% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	1/15/2020	208,206	21,438,847	(2,153,853)
0.6975% representing 1 month LIBOR rate + spread	Total return of iShares 7-10 Year Treasury Bond ETF	BNP Paribas	6/17/2020	6,821	741,429	(28,088)
					$31,265,484	$(2,449,317)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bull 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
INVESTMENT COMPANIES - 63.0%
844,790	iShares 20+ Year Treasury Bond ETF (a)(b)	$119,318,140
	TOTAL INVESTMENT COMPANIES (Cost $114,178,677)	$119,318,140
SHORT TERM INVESTMENTS - 24.8%
Money Market Funds - 24.8%
9,920,000	Dreyfus Government Cash Management Institutional Shares, 1.73% (c)	$9,920,000
37,173,851	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (c)	37,173,851
	TOTAL SHORT TERM INVESTMENTS (Cost $47,093,851)	$47,093,851
	TOTAL INVESTMENTS (Cost $161,272,528) - 87.8% (d)	$166,411,991
	Other Assets in Excess of Liabilities - 12.2%	23,126,576
	TOTAL NET ASSETS - 100.0%	$189,538,567

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Shareholders may obtain the financial statements of these investment companies at www.sec.gov.

(b)  A portion of this security represents a security on loan.

(c)  Represents annualized seven-day yield at October 31, 2019.

(d)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $162,143,481.

Long Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Appreciation
Total return of iShares 20+ Year Treasury Bond ETF	2.0475% representing 1 month LIBOR rate + spread	Credit Suisse Capital LLC	12/13/2019	1,277,594	$157,786,161	$22,544,733
Total return of iShares 20+ Year Treasury Bond ETF	2.1475% representing 1 month LIBOR rate + spread	BNP Paribas	6/17/2020	325,204	42,640,090	3,627,119
Total return of iShares 20+ Year Treasury Bond ETF	2.1475% representing 1 month LIBOR rate + spread	BNP Paribas	7/15/2020	85,996	11,385,868	767,379
Total return of iShares 20+ Year Treasury Bond ETF	2.1475% representing 1 month LIBOR rate + spread	BNP Paribas	8/19/2020	288,800	39,744,105	1,012,590
Total return of iShares 20+ Year Treasury Bond ETF	2.1475% representing 1 month LIBOR rate + spread	BNP Paribas	10/21/2020	63,788	8,927,002	74,185
Total return of iShares 20+ Year Treasury Bond ETF	2.1475% representing 1 month LIBOR rate + spread	BNP Paribas	11/18/2020	565,911	78,957,619	922,266
Total return of iShares 20+ Year Treasury Bond ETF	2.0543% representing 1 month LIBOR rate + spread	Bank of America Merrill Lynch	12/3/2020	573,839	80,222,268	804,013
					$419,663,113	$29,752,285

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Daily 20+ Year Treasury Bear 3X Shares

Schedule of Investments

October 31, 2019

Shares		Fair Value
SHORT TERM INVESTMENTS - 78.1%
Money Market Funds - 78.1%
96,189,258	Goldman Sachs Financial Square Treasury Instruments Fund Institutional Shares, 1.62% (a)	$96,189,258
	TOTAL SHORT TERM INVESTMENTS (Cost $96,189,258) (b)	$96,189,258
	TOTAL INVESTMENTS (Cost $96,189,258) - 78.1%	$96,189,258
	Other Assets in Excess of Liabilities - 21.9%	27,049,413
	TOTAL NET ASSETS - 100.0%	$123,238,671

Percentages are stated as a percent of net assets.

The geographic location of all investments is United States unless otherwise indicated.

(a)  Represents annualized seven-day yield at October 31, 2019.

(b)  All or a portion of these securities have been segregated as collateral for swap contracts. Total value of securities segregated amounted to $96,189,258.

Short Total Return Swap Contracts

October 31, 2019

Terms of Payments to be Received at Termination	Terms of Payments to be Paid at Termination	Counterparty	Termination Date	Contracts	Notional Amount	Unrealized Depreciation
1.7875% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	UBS Securities LLC	12/4/2019	500,000	$61,065,839	$(9,641,079)
1.7775% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Citibank N.A.	12/09/2019	803,325	112,514,415	(878,851)
1.7275% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	Credit Suisse Capital LLC	12/13/2019	515,950	69,404,655	(3,449,728)
1.9275% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	12/18/2019	318,406	38,584,439	(8,715,841)
1.9275% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	6/17/2020	265,710	34,715,417	(2,847,148)
1.9275% representing 1 month LIBOR rate + spread	Total return of iShares 20+ Year Treasury Bond ETF	BNP Paribas	11/18/2020	214,324	29,595,453	(665,514)
					$345,880,218	$(26,198,161)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$42,471,827	$2,007,064	$822,516,752	$288,297,545
Cash equivalents	4,941,409	1,281,507	147,268,248	239,634,825
Receivable for Fund shares sold	—	—	4,144	19,268,296
Dividend and interest receivable	18,122	6,220	378,302	772,188
Due from broker for swap contracts	132,745	—	1,641,902	—
Unrealized appreciation on swap contracts	2,233,214	—	198,051,228	—
Prepaid expenses and other assets	9,236	5,538	13,785	5,145
Total Assets	49,806,553	3,300,329	1,169,874,361	547,977,999
Liabilities:
Payable for Fund shares redeemed	—	—	13,813,037	—
Unrealized depreciation on swap contracts	69,880	234,560	—	58,229,729
Due to Adviser, net (Note 6)	28,737	514	672,717	300,573
Due to broker for swap contracts	3,166,526	—	206,424,051	—
Due to broker for futures contracts	—	—	17,677	—
Accrued expenses and other liabilities	59,924	5,515	1,096,091	463,388
Total Liabilities	3,325,067	240,589	222,023,573	58,993,690
Net Assets	$46,481,486	$3,059,740	$947,850,788	$488,984,309
Net Assets Consist of:
Capital stock	$53,104,197	$50,163,280	$780,542,505	$1,642,365,711
Total distributable earnings (loss)	(6,622,711)	(47,103,540)	167,308,283	(1,153,381,402)
Net Assets	$46,481,486	$3,059,740	$947,850,788	$488,984,309
Calculation of Net Asset Value Per Share:
Net assets	$46,481,486	$3,059,740	$947,850,788	$488,984,309
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	1,100,132	62,816	17,155,004	30,453,892
Net assets value, redemption price and offering price per share	$42.25	$48.71	$55.25	$16.06
Cost of Investments	$42,131,383	$2,007,064	$783,292,574	$288,297,545

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$655,578,721	$201,018,965	$263,675,617	$48,067,811
Cash equivalents	89,437,059	159,134,310	69,928,795	32,346,134
Receivable for Fund shares sold	110,080	—	361	—
Receivable for investments sold	—	—	6,171,022	—
Dividend and interest receivable	446,871	528,658	272,397	125,245
Due from broker for swap contracts	129,825	—	3,982	—
Unrealized appreciation on swap contracts	105,848,905	340,863	8,760,998	—
Prepaid expenses and other assets	10,305	20,676	5,986	2,189
Total Assets	851,561,766	361,043,472	348,819,158	80,541,379
Liabilities:
Collateral for securities loaned (Note 2)	1,529	—	—	—
Payable for Fund shares redeemed	—	2,117,684	—	—
Unrealized depreciation on swap contracts	3,784,856	36,944,542	7,851,441	1,667,943
Due to Adviser, net (Note 6)	535,224	212,634	196,488	44,307
Due to broker for swap contracts	115,842,211	—	11,132,086	—
Accrued expenses and other liabilities	805,723	365,857	235,731	58,071
Total Liabilities	120,969,543	39,640,717	19,415,746	1,770,321
Net Assets	$730,592,223	$321,402,755	$329,403,412	$78,771,058
Net Assets Consist of:
Capital stock	$832,010,559	$3,032,428,771	$451,752,060	$149,295,149
Total distributable loss	(101,418,336)	(2,711,026,016)	(122,348,648)	(70,524,091)
Net Assets	$730,592,223	$321,402,755	$329,403,412	$78,771,058
Calculation of Net Asset Value Per Share:
Net assets	$730,592,223	$321,402,755	$329,403,412	$78,771,058
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	12,250,068	7,441,573	18,250,013	1,577,337
Net assets value, redemption price and offering price per share	$59.64	$43.19	$18.05	$49.94
Cost of Investments	$665,213,336	$201,018,965	$265,982,125	$48,067,811

*  Securities loaned with values of $167,026,206, $–, $6,172,500 and $–, respectively. See Note 2.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily FTSE Europe Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares	Direxion Daily MSCI Brazil Bull 3X Shares	Direxion Daily MSCI Developed Markets Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$23,045,164	$8,311,507	$422,294,479	$14,831,674
Cash equivalents	4,748,762	40,752	63,014,134	1,624,940
Receivable for Fund shares sold	—	—	478	27,020
Receivable for investments sold	—	496,205	5,573,760	—
Dividend and interest receivable	17,135	11,025	309,335	11,744
Due from broker for swap contracts	32,061	6,946	2,984,964	11,936
Unrealized appreciation on swap contracts	4,984,667	578,006	81,252,569	832,239
Prepaid expenses and other assets	12,399	7,213	4,360	15,216
Total Assets	32,840,188	9,451,654	575,434,079	17,354,769
Liabilities:
Collateral for securities loaned (Note 2)	—	—	59,220,921	—
Payable for Fund shares redeemed	—	—	1,736,015	—
Unrealized depreciation on swap contracts	2,907	21,380	452,872	—
Due to Adviser, net (Note 6)	15,142	4,567	275,937	3,229
Due to broker for swap contracts	5,002,121	870,253	100,322,350	714,386
Accrued expenses and other liabilities	16,489	18,817	240,771	9,820
Total Liabilities	5,036,659	915,017	162,248,866	727,435
Net Assets	$27,803,529	$8,536,637	$413,185,213	$16,627,334
Net Assets Consist of:
Capital stock	$44,044,024	$53,936,344	$348,905,605	$20,300,632
Total distributable earnings (loss)	(16,240,495)	(45,399,707)	64,279,608	(3,673,298)
Net Assets	$27,803,529	$8,536,637	$413,185,213	$16,627,334
Calculation of Net Asset Value Per Share:
Net assets	$27,803,529	$8,536,637	$413,185,213	$16,627,334
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	950,001	419,092	12,953,728	250,001
Net assets value, redemption price and offering price per share	$29.27	$20.37	$31.90	$66.51
Cost of Investments	$22,827,496	$8,335,261	$414,133,008	$14,818,332

*  Securities loaned with values of $–, $–, $57,430,394 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily MSCI Developed Markets Bear 3X Shares	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily MSCI India Bull 3X Shares
Assets:
Investments, at fair value (Note 2)	$2,085,357	$143,340,793	$43,655,589	$65,936,289
Cash equivalents	1,006,070	50,625,330	22,555,595	22,146,627
Receivable for Fund shares sold	—	—	2,101,317	1,668
Due from Adviser, net (Note 6)	4,158	—	—	—
Dividend and interest receivable	4,877	183,789	105,517	70,343
Due from broker for swap contracts	—	135,687	—	1,044,960
Unrealized appreciation on swap contracts	—	6,368,871	504,648	6,203,169
Prepaid expenses and other assets	11,752	12,835	8,001	9,520
Total Assets	3,112,214	200,667,305	68,930,667	95,412,576
Liabilities:
Payable for Fund shares redeemed	—	—	—	3,299,217
Unrealized depreciation on swap contracts	502,367	3,209,663	5,983,151	—
Due to Adviser, net (Note 6)	—	114,353	37,116	97,307
Due to broker for swap contracts	—	8,602,873	30,000	8,537,524
Accrued expenses and other liabilities	3,213	144,223	43,658	80,662
Total Liabilities	505,580	12,071,112	6,093,925	12,014,710
Net Assets	$2,606,634	$188,596,193	$62,836,742	$83,397,866
Net Assets Consist of:
Capital stock	$36,847,578	$361,299,353	$365,973,024	$84,713,725
Total distributable earnings (loss)	(34,240,944)	(172,703,160)	(303,136,282)	(1,315,859)
Net Assets	$2,606,634	$188,596,193	$62,836,742	$83,397,866
Calculation of Net Asset Value Per Share:
Net assets	$2,606,634	$188,596,193	$62,836,742	$83,397,866
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	234,916	2,581,598	1,495,232	1,249,686
Net assets value, redemption price and offering price per share	$11.10	$73.05	$42.02	$66.74
Cost of Investments	$2,085,357	$144,031,883	$43,655,589	$64,604,911

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily MSCI Japan Bull 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares	Direxion Daily Russia Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$6,480,460	$7,383,616	$17,749,884	$58,721,626
Cash equivalents	2,317,836	4,603,471	10,580,776	20,813,759
Receivable for Fund shares sold	—	—	640	145,165
Dividend and interest receivable	7,921	17,673	35,869	78,832
Due from broker for swap contracts	—	10,107	280,369	433,828
Unrealized appreciation on swap contracts	1,446,094	1,530,806	4,269,998	11,252,499
Prepaid expenses and other assets	21,576	3,717	3,719	10,462
Total Assets	10,273,887	13,549,390	32,921,255	91,456,171
Liabilities:
Collateral for securities loaned (Note 2)	—	151,804	—	—
Payable for Fund shares redeemed	—	—	2,131,745	—
Unrealized depreciation on swap contracts	—	—	3,065	86,465
Due to Adviser, net (Note 6)	16,242	6,655	23,659	44,324
Due to broker for swap contracts	1,130,000	1,982,071	5,155,815	14,632,939
Accrued expenses and other liabilities	6,763	8,864	26,911	50,011
Total Liabilities	1,153,005	2,149,394	7,341,195	14,813,739
Net Assets	$9,120,882	$11,399,996	$25,580,060	$76,642,432
Net Assets Consist of:
Capital stock	$14,353,841	$13,489,238	$38,225,105	$122,691,570
Total distributable loss	(5,232,959)	(2,089,242)	(12,645,045)	(46,049,138)
Net Assets	$9,120,882	$11,399,996	$25,580,060	$76,642,432
Calculation of Net Asset Value Per Share:
Net assets	$9,120,882	$11,399,996	$25,580,060	$76,642,432
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	150,001	1,050,001	1,200,001	1,418,002
Net assets value, redemption price and offering price per share	$60.81	$10.86	$21.32	$54.05
Cost of Investments	$6,461,203	$7,384,091	$17,827,947	$57,624,355

*  Securities loaned with values of $–, $146,223, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily Russia Bear 3X Shares	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Communication Services Index Bull 3X Shares	Direxion Daily Communication Services Index Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$17,464,470	$47,885,782	$1,498,617	$528,052
Cash	—	—	58	—
Cash equivalents	3,990,042	5,755,668	152,818	249,498
Receivable for Fund shares sold	2,707,515	—	—	—
Due from Adviser, net (Note 6)	—	—	7,610	8,478
Dividend and interest receivable	33,236	22,291	1,636	1,230
Due from broker for swap contracts	—	—	436	8
Unrealized appreciation on swap contracts	2,824	13,209,446	286,687	—
Prepaid expenses and other assets	4,253	16,935	17,590	17,163
Total Assets	24,202,340	66,890,122	1,965,452	804,429
Liabilities:
Collateral for securities loaned (Note 2)	—	17,738	523	—
Unrealized depreciation on swap contracts	2,567,744	543,140	82	59,951
Due to Adviser, net (Note 6)	11,739	31,655	—	—
Due to broker for swap contracts	—	13,491,846	260,356	288
Accrued expenses and other liabilities	13,696	46,412	2,359	1,446
Total Liabilities	2,593,179	14,130,791	263,320	61,685
Net Assets	$21,609,161	$52,759,331	$1,702,132	$742,744
Net Assets Consist of:
Capital stock	$177,830,854	$44,031,135	$1,472,997	$1,738,342
Total distributable earnings (loss)	(156,221,693)	8,728,196	229,135	(995,598)
Net Assets	$21,609,161	$52,759,331	$1,702,132	$742,744
Calculation of Net Asset Value Per Share:
Net assets	$21,609,161	$52,759,331	$1,702,132	$742,744
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	2,394,595	950,001	50,001	50,001
Net assets value, redemption price and offering price per share	$9.02	$55.54	$34.04	$14.85
Cost of Investments	$17,464,470	$46,672,582	$1,533,090	$528,052

*  Securities loaned with values of $–, $17,304, $512 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Consumer Discretionary Bear 3X Shares	Direxion Daily Consumer Staples Bull 3X Shares	Direxion Daily Consumer Staples Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$5,332,623	$846,072	$3,737,466	$763,519
Cash equivalents	1,003,389	789,354	914,821	148,152
Due from Adviser, net (Note 6)	3,470	6,916	4,455	7,248
Dividend and interest receivable	4,870	2,532	7,628	1,413
Due from broker for swap contracts	2,355	—	—	—
Unrealized appreciation on swap contracts	545,205	947	633,332	—
Prepaid expenses and other assets	3,175	1,813	2,082	1,778
Total Assets	6,895,087	1,647,634	5,299,784	922,110
Liabilities:
Collateral for securities loaned (Note 2)	504	—	—	—
Unrealized depreciation on swap contracts	—	129,853	475	63,027
Due to broker for swap contracts	537,217	—	519,280	—
Accrued expenses and other liabilities	10,142	8,891	19,771	18,800
Total Liabilities	547,863	138,744	539,526	81,827
Net Assets	$6,347,224	$1,508,890	$4,760,258	$840,283
Net Assets Consist of:
Capital stock	$5,726,768	$2,204,356	$3,978,720	$1,385,585
Total distributable earnings (loss)	620,456	(695,466)	781,538	(545,302)
Net Assets	$6,347,224	$1,508,890	$4,760,258	$840,283
Calculation of Net Asset Value Per Share:
Net assets	$6,347,224	$1,508,890	$4,760,258	$840,283
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	200,001	100,001	150,001	50,001
Net assets value, redemption price and offering price per share	$31.74	$15.09	$31.73	$16.81
Cost of Investments	$5,071,830	$846,072	$3,513,230	$763,519

*  Securities loaned with values of $503, $–, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$264,580,124	$13,400,689	$1,222,225,584	$106,234,284
Cash equivalents	25,611,609	11,884,032	135,129,422	92,297,246
Receivable for Fund shares sold	—	—	40,530	—
Dividend and interest receivable	322,149	38,822	812,595	294,810
Due from broker for swap contracts	11,084	—	523,317	—
Unrealized appreciation on swap contracts	1,408,464	1,461,132	288,208,795	—
Prepaid expenses and other assets	12,563	6,100	48,158	3,001
Total Assets	291,945,993	26,790,775	1,646,988,401	198,829,341
Liabilities:
Collateral for securities loaned (Note 2)	—	—	244,731	—
Payable for Fund shares redeemed	—	—	32,071	—
Payable for investments purchased	—	—	373,978	—
Unrealized depreciation on swap contracts	1,833,044	—	—	22,721,322
Due to Adviser, net (Note 6)	177,642	14,433	871,180	115,202
Due to broker for swap contracts	4,444,970	1,070,000	304,424,192	—
Accrued expenses and other liabilities	391,195	43,380	1,544,395	191,887
Total Liabilities	6,846,851	1,127,813	307,490,547	23,028,411
Net Assets	$285,099,142	$25,662,962	$1,339,497,854	$175,800,930
Net Assets Consist of:
Capital stock	$603,935,043	$186,490,080	$1,173,740,346	$2,775,470,502
Total distributable earnings (loss)	(318,835,901)	(160,827,118)	165,757,508	(2,599,669,572)
Net Assets	$285,099,142	$25,662,962	$1,339,497,854	$175,800,930
Calculation of Net Asset Value Per Share:
Net assets	$285,099,142	$25,662,962	$1,339,497,854	$175,800,930
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	19,850,017	507,061	16,549,888	5,372,860
Net assets value, redemption price and offering price per share	$14.36	$50.61	$80.94	$32.72
Cost of Investments	$273,597,594	$13,400,689	$1,180,217,379	$106,234,284

*  Securities loaned with values of $–, $–, $284,526 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$1,244,487,401	$296,343,954	$109,810,075	$55,973,645
Cash equivalents	331,323,667	169,093,388	30,393,637	11,708,230
Receivable for Fund shares sold	232,524	19,265,714	8,929	—
Dividend and interest receivable	1,243,757	679,107	62,696	46,740
Due from broker for swap contracts	—	63,155	318,664	—
Unrealized appreciation on swap contracts	425,111,102	510,165	16,941,253	17,238,457
Prepaid expenses and other assets	8,510	15,154	4,544	10,567
Total Assets	2,002,406,961	485,970,637	157,539,798	84,977,639
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	72,112
Payable for Fund shares redeemed	4,731,380	1,837,885	—	33,812
Payable for investments purchased	69,697,500	—	—	—
Unrealized depreciation on swap contracts	27,023,263	100,000,922	—	177,810
Due to Adviser, net (Note 6)	899,441	243,227	84,264	38,605
Due to broker for swap contracts	357,668,280	5,047,458	17,730,621	17,736,978
Accrued expenses and other liabilities	839,824	167,316	174,543	48,787
Total Liabilities	460,859,688	107,296,808	17,989,428	18,108,104
Net Assets	$1,541,547,273	$378,673,829	$139,550,370	$66,869,535
Net Assets Consist of:
Capital stock	$2,851,170,082	$938,576,493	$140,049,625	$75,600,858
Total distributable earnings (loss)	(1,309,622,809)	(559,902,664)	(499,255)	(8,731,323)
Net Assets	$1,541,547,273	$378,673,829	$139,550,370	$66,869,535
Calculation of Net Asset Value Per Share:
Net assets	$1,541,547,273	$378,673,829	$139,550,370	$66,869,535
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	48,735,823	55,768,705	2,400,008	950,000
Net assets value, redemption price and offering price per share	$31.63	$6.79	$58.15	$70.39
Cost of Investments	$1,232,960,334	$296,343,954	$104,670,817	$53,406,717

*  Securities loaned with values of $–, $–, $– and $73,098, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily Industrials Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$2,679,874	$670,933,750	$95,830,795	$47,484,459
Cash equivalents	455,232	200,523,885	50,923,224	7,011,609
Receivable for Fund shares sold	—	8,341	38,496,203	10,898,196
Receivable for investments sold	—	31,360,151	—	—
Due from Adviser, net (Note 6)	1,426	—	—	—
Dividend and interest receivable	3,146	514,283	233,530	44,409
Due from broker for swap contracts	12,180	—	—	—
Unrealized appreciation on swap contracts	292,653	311,320,195	946,268	5,274,985
Prepaid expenses and other assets	15,049	2,928	9,923	57,781
Total Assets	3,459,560	1,214,663,533	186,439,943	70,771,439
Liabilities:
Collateral for securities loaned (Note 2)	—	—	—	230,525
Payable for Fund shares redeemed	—	14,891,179	3,636,267	10,794,197
Payable for investments purchased	—	—	—	9,081
Unrealized depreciation on swap contracts	1,182	—	34,439,583	—
Due to Adviser, net (Note 6)	—	535,194	89,049	32,604
Due to broker for swap contracts	160,488	250,113,000	—	5,663,359
Accrued expenses and other liabilities	3,612	393,257	45,901	72,487
Total Liabilities	165,282	265,932,630	38,210,800	16,802,253
Net Assets	$3,294,278	$948,730,903	$148,229,143	$53,969,186
Net Assets Consist of:
Capital stock	$3,385,743	$1,834,320,619	$316,478,191	$43,232,150
Total distributable earnings (loss)	(91,465)	(885,589,716)	(168,249,048)	10,737,036
Net Assets	$3,294,278	$948,730,903	$148,229,143	$53,969,186
Calculation of Net Asset Value Per Share:
Net assets	$3,294,278	$948,730,903	$148,229,143	$53,969,186
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	100,001	13,648,763	11,037,735	1,750,000
Net assets value, redemption price and offering price per share	$32.94	$69.51	$13.43	$30.84
Cost of Investments	$2,531,949	$665,668,646	$95,830,795	$42,148,862

*  Securities loaned with values of $–, $–, $– and $222,543, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily MSCI Real Estate Bear 3X Shares	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$8,638,055	$45,514,324	$6,643,563	$7,682,682
Cash equivalents	8,579,915	947,591	3,316,231	1,645,793
Receivable for Fund shares sold	—	1,313,115	—	—
Receivable for investments sold	—	75,102	—	—
Dividend and interest receivable	27,040	51,107	12,151	10,233
Due from broker for swap contracts	—	—	—	177,306
Foreign tax reclaims	—	12,616	—	—
Unrealized appreciation on swap contracts	—	129,414	3,003,398	1,244,197
Prepaid expenses and other assets	11,783	10,293	4,351	6,078
Total Assets	17,256,793	48,053,562	12,979,694	10,766,289
Liabilities:
Collateral for securities loaned (Note 2)	—	704,757	—	—
Payable for Fund shares redeemed	—	—	—	784,026
Unrealized depreciation on swap contracts	1,748,823	5,264,679	428,819	—
Due to Adviser, net (Note 6)	5,101	22,530	3,956	5,848
Due to broker for swap contracts	—	—	3,030,000	1,354,721
Accrued expenses and other liabilities	7,957	24,095	4,797	10,359
Total Liabilities	1,761,881	6,016,061	3,467,572	2,154,954
Net Assets	$15,494,912	$42,037,501	$9,512,122	$8,611,335
Net Assets Consist of:
Capital stock	$86,045,872	$315,143,922	$11,931,596	$11,037,396
Total distributable loss	(70,550,960)	(273,106,421)	(2,419,474)	(2,426,061)
Net Assets	$15,494,912	$42,037,501	$9,512,122	$8,611,335
Calculation of Net Asset Value Per Share:
Net assets	$15,494,912	$42,037,501	$9,512,122	$8,611,335
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	601,444	6,371,052	124,855	550,001
Net assets value, redemption price and offering price per share	$25.76	$6.60	$76.19	$15.66
Cost of Investments	$8,638,055	$49,327,241	$6,643,563	$7,267,227

*  Securities loaned with values of $–, $688,770, $– and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$16,371,645	$1,610,586	$12,543,609	$16,302,195
Cash equivalents	5,333,245	955,916	1,575,503	4,863,246
Receivable for investments sold	69,622	—	—	—
Due from Adviser, net (Note 6)	—	1,024	—	—
Dividend and interest receivable	25,992	2,354	11,810	16,597
Due from broker for swap contracts	—	—	404,208	71,536
Unrealized appreciation on swap contracts	1,461,419	—	1,498,700	3,523,150
Prepaid expenses and other assets	44,189	9,813	35,486	3,224
Total Assets	23,306,112	2,579,693	16,069,316	24,779,948
Liabilities:
Collateral for securities loaned (Note 2)	—	—	992,482	—
Unrealized depreciation on swap contracts	—	174,295	223,519	—
Due to Adviser, net (Note 6)	11,404	—	5,297	11,100
Due to broker for swap contracts	2,500,111	—	1,867,004	4,292,944
Accrued expenses and other liabilities	14,700	2,366	13,572	7,752
Total Liabilities	2,526,215	176,661	3,101,874	4,311,796
Net Assets	$20,779,897	$2,403,032	$12,967,442	$20,468,152
Net Assets Consist of:
Capital stock	$32,903,482	$5,045,715	$24,602,686	$21,074,795
Total distributable loss	(12,123,585)	(2,642,683)	(11,635,244)	(606,643)
Net Assets	$20,779,897	$2,403,032	$12,967,442	$20,468,152
Calculation of Net Asset Value Per Share:
Net assets	$20,779,897	$2,403,032	$12,967,442	$20,468,152
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	500,000	100,000	550,012	1,800,001
Net assets value, redemption price and offering price per share	$41.56	$24.03	$23.58	$11.37
Cost of Investments	$17,328,650	$1,610,586	$12,682,965	$16,074,498

*  Securities loaned with values of $–, $–, $1,025,930 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$465,760,968	$43,806,218	$178,695,312	$19,935,467
Cash equivalents	89,189,210	32,110,546	28,712,150	20,026,644
Receivable for Fund shares sold	—	7,124,696	5,093,697	4,436,708
Dividend and interest receivable	455,656	115,358	226,942	43,150
Unrealized appreciation on swap contracts	13,951,626	2,820,551	—	21,244,122
Prepaid expenses and other assets	8,781	3,051	2,806	9,266
Total Assets	569,366,241	85,980,420	212,730,907	65,695,357
Liabilities:
Collateral for securities loaned (Note 2)	5,159,662	—	2,556,454	—
Payable for Fund shares redeemed	21,990	—	1,095,353	8,761,154
Unrealized depreciation on swap contracts	62,962,070	1,169,598	14,774,571	—
Due to Adviser, net (Note 6)	342,287	44,721	127,898	18,514
Due to broker for swap contracts	12,790,140	2,320,000	200,000	20,866,000
Accrued expenses and other liabilities	637,897	109,745	243,227	43,980
Total Liabilities	81,914,046	3,644,064	18,997,503	29,689,648
Net Assets	$487,452,195	$82,336,356	$193,733,404	$36,005,709
Net Assets Consist of:
Capital stock	$786,184,217	$233,660,268	$579,482,052	$24,562,117
Total distributable earnings (loss)	(298,732,022)	(151,323,912)	(385,748,648)	11,443,592
Net Assets	$487,452,195	$82,336,356	$193,733,404	$36,005,709
Calculation of Net Asset Value Per Share:
Net assets	$487,452,195	$82,336,356	$193,733,404	$36,005,709
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	13,111,600	4,034,536	7,165,948	405,797
Net assets value, redemption price and offering price per share	$37.18	$20.41	$27.04	$88.73
Cost of Investments	$504,426,025	$43,806,218	$203,316,450	$19,935,467

*  Securities loaned with values of $4,899,410, $–, $3,045,822 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$471,833,097	$181,897,695	$647,803,973	$36,948,532
Cash equivalents	172,525,418	112,065,215	130,135,350	26,057,075
Receivable for Fund shares sold	—	460	—	6,211,006
Dividend and interest receivable	598,777	373,165	162,408	95,056
Due from broker for swap contracts	2,487,865	—	178,414	—
Unrealized appreciation on swap contracts	216,366,998	—	214,991,344	—
Prepaid expenses and other assets	18,362	2,084	11,472	2,873
Total Assets	863,830,517	294,338,619	993,282,961	69,314,542
Liabilities:
Collateral for securities loaned (Note 2)	—	—	31	—
Payable for Fund shares redeemed	—	3,040,434	—	—
Unrealized depreciation on swap contracts	—	53,686,302	—	9,890,610
Due to Adviser, net (Note 6)	407,139	135,424	489,331	33,791
Due to broker for swap contracts	228,923,996	—	217,365,737	—
Accrued expenses and other liabilities	419,006	115,457	787,178	50,202
Total Liabilities	229,750,141	56,977,617	218,642,277	9,974,603
Net Assets	$634,080,376	$237,361,002	$774,640,684	$59,339,939
Net Assets Consist of:
Capital stock	$503,504,129	$581,546,490	$546,075,454	$203,037,256
Total distributable earnings (loss)	130,576,247	(344,185,488)	228,565,230	(143,697,317)
Net Assets	$634,080,376	$237,361,002	$774,640,684	$59,339,939
Calculation of Net Asset Value Per Share:
Net assets	$634,080,376	$237,361,002	$774,640,684	$59,339,939
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	3,200,004	7,735,481	4,200,000	6,203,291
Net assets value, redemption price and offering price per share	$198.15	$30.68	$184.44	$9.57
Cost of Investments	$461,553,998	$181,897,695	$573,697,617	$36,948,532

*  Securities loaned with values of $450,046,$–, $10,098,969 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Assets:
Investments, at fair value (Note 2)	$3,588,005	$13,947,179	$20,563,577	$8,709,298
Cash equivalents	336,234	880,221	620,042	4,905,605
Receivable for Fund shares sold	—	2,258,357	—	—
Receivable for investments sold	—	818,125	—	—
Receivable from investment adviser (Note 6)	—	183,387	—	—
Due from Adviser, net (Note 6)	1,232	—	—	—
Dividend and interest receivable	4,670	9,930	9,455	21,017
Due from broker for swap contracts	5,055	89,515	—	7,896
Unrealized appreciation on swap contracts	148,671	1,395,297	1,522,096	—
Prepaid expenses and other assets	13,961	13,624	3,245	4,777
Total Assets	4,097,828	19,595,635	22,718,415	13,648,593
Liabilities:
Payable for Fund shares redeemed	—	2,289,931	—	—
Unrealized depreciation on swap contracts	111,773	—	—	2,449,317
Due to Adviser, net (Note 6)	—	7,092	11,904	4,002
Due to broker for swap contracts	231,157	1,264,000	1,091,926	70,824
Accrued expenses and other liabilities	3,779	5,316	14,313	15,735
Total Liabilities	346,709	3,566,339	1,118,143	2,539,878
Net Assets	$3,751,119	$16,029,296	$21,600,272	$11,108,715
Net Assets Consist of:
Capital stock	$3,931,640	$14,004,438	$19,739,533	$72,096,271
Total distributable earnings (loss)	(180,521)	2,024,858	1,860,739	(60,987,556)
Net Assets	$3,751,119	$16,029,296	$21,600,272	$11,108,715
Calculation of Net Asset Value Per Share:
Net assets	$3,751,119	$16,029,296	$21,600,272	$11,108,715
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	150,001	350,001	400,000	1,050,000
Net assets value, redemption price and offering price per share	$25.01	$45.80	$54.00	$10.58
Cost of Investments	$3,558,845	$13,618,658	$19,901,240	$8,709,298

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Assets and Liabilities

October 31, 2019

	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Assets:
Investments, at fair value (including securities loaned*) (Note 2)	$166,411,991	$96,189,258
Cash equivalents	17,556,286	58,189,012
Dividend and interest receivable	107,564	248,012
Due from broker for swap contracts	38,039	276,241
Unrealized appreciation on swap contracts	29,752,285	—
Prepaid expenses and other assets	1,799	37,139
Total Assets	213,867,964	154,939,662
Liabilities:
Payable for Fund shares redeemed	—	1,675,078
Unrealized depreciation on swap contracts	—	26,198,161
Due to Adviser, net (Note 6)	168,495	75,262
Due to broker for swap contracts	24,060,000	3,580,613
Accrued expenses and other liabilities	100,902	171,877
Total Liabilities	24,329,397	31,700,991
Net Assets	$189,538,567	$123,238,671
Net Assets Consist of:
Capital stock	$163,938,388	$1,086,609,132
Total distributable earnings (loss)	25,600,179	(963,370,461)
Net Assets	$189,538,567	$123,238,671
Calculation of Net Asset Value Per Share:
Net assets	$189,538,567	$123,238,671
Shares outstanding (unlimited shares of beneficial interest authorized, par value)	6,450,000	11,499,789
Net assets value, redemption price and offering price per share	$29.39	$10.72
Cost of Investments	$161,272,528	$96,189,258

* Securities loaned with values of $2,811,382 and $–, respectively. See Note 2.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares	Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Investment Income:
Dividend income	$544,876	$—	$15,406,985	$—
Interest income	420,851	86,531	6,022,101	9,133,070
Total investment income	965,727	86,531	21,429,086	9,133,070
Expenses:
Investment advisory fees (Note 6)	395,538	27,707	7,395,221	2,853,498
Interest expense	67,739	2,949	2,371,983	37,900
Licensing fees	42,191	2,955	788,824	304,373
Fund servicing fees	28,221	2,912	509,729	197,222
Professional fees	17,645	10,561	152,928	65,152
Management service fees (Note 6)	13,463	946	251,702	97,100
Reports to shareholders	8,517	625	165,169	63,571
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,001	5,001	7,082	5,000
Trustees' fees and expenses	2,298	160	42,606	16,441
Insurance fees	1,321	93	24,655	9,513
Excise tax	—	31	—	—
Other	—	159	1,005	15,156
Total Expenses	587,935	60,100	11,716,905	3,670,927
Recoupment of expenses to Adviser (Note 6)	2,301	—	44,495	—
Less: Reimbursement of expenses from Adviser (Note 6)	(21,479)	(22,025)	(26,879)	(18,596)
Net Expenses	568,757	38,075	11,734,521	3,652,331
Net investment income	396,970	48,456	9,694,565	5,480,739
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(1,510,729)	—	(30,608,988)	—
In-kind redemptions	1,693,260	—	71,279,633	—
Swap contracts	(2,616,473)	(171,706)	20,878,486	(112,681,039)
Net realized gain (loss)	(2,433,942)	(171,706)	61,549,131	(112,681,039)
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,237,720	—	32,601,729	—
Swap contracts	8,648,852	(1,062,137)	198,265,139	(61,571,750)
Change in net unrealized appreciation (depreciation)	10,886,572	(1,062,137)	230,866,868	(61,571,750)
Net realized and unrealized gain (loss)	8,452,630	(1,233,843)	292,415,999	(174,252,789)
Net increase (decrease) in net assets resulting from operations	$8,849,600	$(1,185,387)	$302,110,564	$(168,772,050)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares	Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Investment Income:
Dividend income	$6,135,132	$—	$3,387,972	$—
Interest income	7,506,657	7,387,408	4,282,502	1,917,832
Securities lending income	162,272	—	11,638	—
Total investment income	13,804,061	7,387,408	7,682,112	1,917,832
Expenses:
Investment advisory fees (Note 6)	5,948,259	2,360,525	2,654,964	621,047
Interest expense	1,826,093	129,492	369,052	85,635
Licensing fees	563,997	222,316	316,835	74,393
Fund servicing fees	410,209	163,414	183,568	43,743
Management service fees (Note 6)	202,460	80,339	90,349	21,137
Professional fees	124,962	55,623	61,313	22,011
Reports to shareholders	117,375	52,800	59,146	13,892
Trustees' fees and expenses	34,269	13,599	15,296	3,578
Insurance fees	19,831	7,894	8,851	2,076
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,000	5,418	5,001	5,000
Other	—	12,537	16,160	3,520
Total Expenses	9,258,456	3,109,958	3,786,536	902,033
Recoupment of expenses to Adviser (Note 6)	109,285	14,327	5,998	—
Less: Reimbursement of expenses from Adviser (Note 6)	(7,186)	(4,794)	(60,527)	(29,738)
Net Expenses	9,360,555	3,119,491	3,732,007	872,295
Net investment income	4,443,506	4,267,917	3,950,105	1,045,537
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(58,597,666)	—	(25,652,470)	—
In-kind redemptions	23,611,878	—	21,974,956	—
Swap contracts	(110,888,997)	(10,697,621)	(23,782,535)	(5,609,705)
Net realized loss	(145,874,785)	(10,697,621)	(27,460,049)	(5,609,705)
Change in net unrealized appreciation (depreciation) on:
Investment securities	34,843,511	—	12,660,014	—
Swap contracts	133,800,177	(47,475,848)	36,470,499	(12,650,990)
Change in net unrealized appreciation (depreciation)	168,643,688	(47,475,848)	49,130,513	(12,650,990)
Net realized and unrealized gain (loss)	22,768,903	(58,173,469)	21,670,464	(18,260,695)
Net increase (decrease) in net assets resulting from operations	$27,212,409	$(53,905,552)	$25,620,569	$(17,215,158)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily FTSE Europe Bull 3X Shares	Direxion Daily Latin America Bull 3X Shares	Direxion Daily MSCI Brazil Bull 3X Shares	Direxion Daily MSCI Developed Markets Bull 3X Shares
Investment Income:
Dividend income	$382,711	$87,065	$4,539,478	$231,301
Interest income	463,213	200,187	4,909,961	213,949
Securities lending income	89	—	254,220	—
Total investment income	846,013	287,252	9,703,659	445,250
Expenses:
Investment advisory fees (Note 6)	244,670	102,185	3,045,010	116,165
Interest expense	73,774	29,060	1,625,807	24,390
Fund servicing fees	17,853	8,031	210,399	8,979
Professional fees	14,730	11,955	68,852	12,229
Licensing fees	10,655	13,625	—	50,001
Management service fees (Note 6)	8,329	3,487	103,624	3,965
Pricing fees	6,001	6,001	6,001	6,001
Reports to shareholders	5,489	2,286	67,881	2,600
Exchange listing fees	5,000	5,000	5,000	5,000
Trustees' fees and expenses	1,421	580	17,543	665
Insurance fees	820	341	10,152	388
Excise tax	439	—	—	—
Other	1,158	596	236,992	617
Total Expenses	390,339	183,147	5,397,261	231,000
Recoupment of expenses to Adviser (Note 6)	209	—	80,661	—
Less: Reimbursement of expenses from Adviser (Note 6)	(6,419)	(24,652)	(4,344)	(59,468)
Net Expenses	384,129	158,495	5,473,578	171,532
Net investment income	461,884	128,757	4,230,081	273,718
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(2,618,195)	(851,479)	(29,425,352)	(1,252,956)
In-kind redemptions	(575,075)	675,816	73,229,944	(465,708)
Swap contracts	1,324,939	(125,753)	213,148,962	(1,792,534)
Net realized gain (loss)	(1,868,331)	(301,416)	256,953,554	(3,511,198)
Change in net unrealized appreciation (depreciation) on:
Investment securities	3,382,360	430,837	(9,142,788)	1,673,787
Swap contracts	3,997,539	(585,972)	(86,949,590)	3,964,485
Change in net unrealized appreciation (depreciation)	7,379,899	(155,135)	(96,092,378)	5,638,272
Net realized and unrealized gain (loss)	5,511,568	(456,551)	160,861,176	2,127,074
Net increase (decrease) in net assets resulting from operations	$5,973,452	$(327,794)	$165,091,257	$2,400,792
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily MSCI Developed Markets Bear 3X Shares	Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares	Direxion Daily MSCI India Bull 3X Shares
Investment Income:
Dividend income	$—	$2,168,370	$—	$642,005
Interest income	105,630	2,858,659	1,625,426	1,019,965
Securities lending income	—	1,769	—	130
Total investment income	105,630	5,028,798	1,625,426	1,662,100
Expenses:
Licensing fees	50,001	—	—	—
Investment advisory fees (Note 6)	33,700	1,654,155	521,432	631,747
Professional fees	10,664	41,970	20,065	22,211
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,001	5,001	5,000	5,000
Fund servicing fees	3,320	114,812	36,898	44,493
Management service fees (Note 6)	1,151	56,298	17,751	21,504
Reports to shareholders	759	36,953	11,707	14,147
Interest expense	439	202,130	49,368	83,212
Trustees' fees and expenses	190	9,530	3,004	3,640
Insurance fees	113	5,519	1,749	2,114
Excise tax	—	—	—	894
Other	193	203,309	75,889	36,104
Total Expenses	111,532	2,335,678	748,864	871,067
Recoupment of expenses to Adviser (Note 6)	—	—	—	13,252
Less: Reimbursement of expenses from Adviser (Note 6)	(68,407)	(38,284)	(39,016)	—
Net Expenses	43,125	2,297,394	709,848	884,319
Net investment income	62,505	2,731,404	915,578	777,781
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(12,585,451)	—	(4,590,471)
In-kind redemptions	—	6,620,203	—	5,285,775
Swap contracts	(855,316)	87,424	(23,082,033)	22,392,637
Net realized gain (loss)	(855,316)	(5,877,824)	(23,082,033)	23,087,941
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	15,518,308	—	7,210,590
Swap contracts	(262,554)	32,768,676	(4,455,830)	6,747,534
Change in net unrealized appreciation (depreciation)	(262,554)	48,286,984	(4,455,830)	13,958,124
Net realized and unrealized gain (loss)	(1,117,870)	42,409,160	(27,537,863)	37,046,065
Net increase (decrease) in net assets resulting from operations	$(1,055,365)	$45,140,564	$(26,622,285)	$37,823,846

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily MSCI Japan Bull 3X Shares	Direxion Daily MSCI Mexico Bull 3X Shares	Direxion Daily MSCI South Korea Bull 3X Shares	Direxion Daily Russia Bull 3X Shares
Investment Income:
Dividend income	$84,727	$125,244	$148,012	$2,814,081
Interest income	130,871	177,190	498,877	1,790,599
Securities lending income	471	13,809	—	—
Total investment income	216,069	316,243	646,889	4,604,680
Expenses:
Investment advisory fees (Note 6)	77,008	86,411	277,636	855,762
Licensing fees	24,999	—	—	29,999
Professional fees	11,481	11,686	15,371	26,540
Fund servicing fees	6,279	6,944	20,050	59,925
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,000	5,001	5,000	5,001
Management service fees (Note 6)	2,629	2,949	9,446	29,134
Interest expense	2,319	11,460	34,185	346,399
Reports to shareholders	1,726	1,935	6,163	19,226
Trustees' fees and expenses	436	506	1,612	4,930
Insurance fees	256	289	921	2,869
Excise tax	—	—	—	32,499
Other	443	5,124	31,193	4,913
Total Expenses	138,577	138,306	407,578	1,423,198
Less: Reimbursement of expenses from Adviser (Note 6)	(38,714)	(17,392)	(21,721)	—
Net Expenses	99,863	120,914	385,857	1,423,198
Net investment income	116,206	195,329	261,032	3,181,482
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(1,080,997)	(1,487,560)	(4,819,248)	(131,118)
In-kind redemptions	(154,364)	635,307	3,283,776	2,458,703
Swap contracts	(628,623)	(2,406,582)	(8,614,106)	36,758,449
Net realized gain (loss)	(1,863,984)	(3,258,835)	(10,149,578)	39,086,034
Change in net unrealized appreciation (depreciation) on:
Investment securities	1,257,972	563,961	2,122,504	3,664,151
Swap contracts	1,357,197	3,608,536	8,015,107	7,577,491
Change in net unrealized appreciation	2,615,169	4,172,497	10,137,611	11,241,642
Net realized and unrealized gain (loss)	751,185	913,662	(11,967)	50,327,676
Net increase in net assets resulting from operations	$867,391	$1,108,991	$249,065	$53,509,158

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily Russia Bear 3X Shares	Direxion Daily Aerospace & Defense Bull 3X Shares	Direxion Daily Communication Services Index Bull 3X Shares[1]	Direxion Daily Communication Services Index Bear 3X Shares[1]
Investment Income:
Dividend income	$—	$702,461	$19,907	$—
Interest income	544,618	383,483	18,008	31,929
Securities lending income	—	198	6	—
Total investment income	544,618	1,086,142	37,921	31,929
Expenses:
Investment advisory fees (Note 6)	173,156	421,510	22,885	10,268
Professional fees	13,353	18,147	10,460	10,203
Fund servicing fees	12,898	29,971	2,560	1,702
Licensing fees	10,001	44,959	9,966	9,966
Interest expense	8,160	197,830	4,505	553
Pricing fees	6,001	6,001	4,780	4,780
Management service fees (Note 6)	5,909	14,344	780	350
Exchange listing fees	5,000	5,001	3,986	3,986
Reports to shareholders	3,867	9,388	502	226
Trustees' fees and expenses	1,001	2,451	135	59
Insurance fees	578	1,403	75	34
Offering fees	—	—	8,396	8,396
Other	920	2,344	128	58
Total Expenses	240,844	753,349	69,158	50,581
Less: Reimbursement of expenses from Adviser (Note 6)	(13,353)	(21,606)	(35,665)	(37,023)
Net Expenses	227,491	731,743	33,493	13,558
Net investment income	317,127	354,399	4,428	18,371
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(2,058,098)	(105,283)	—
In-kind redemptions	—	3,083,193	317,239	—
Swap contracts	(9,121,459)	(1,484,694)	217,565	(934,092)
Net realized gain (loss)	(9,121,459)	(459,599)	429,521	(934,092)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	3,515,769	(34,473)	—
Swap contracts	(1,433,939)	13,314,065	286,605	(59,951)
Change in net unrealized appreciation (depreciation)	(1,433,939)	16,829,834	252,132	(59,951)
Net realized and unrealized gain (loss)	(10,555,398)	16,370,235	681,653	(994,043)
Net increase (decrease) in net assets resulting from operations	$(10,238,271)	$16,724,634	$686,081	$(975,672)

1  Represents the period from January 14, 2019 (commencement of operations) to October 31, 2019.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily Consumer Discretionary Bull 3X Shares[1]	Direxion Daily Consumer Discretionary Bear 3X Shares[1]	Direxion Daily Consumer Staples Bull 3X Shares[1]	Direxion Daily Consumer Staples Bear 3X Shares[1]
Investment Income:
Dividend income	$35,853	$—	$56,216	$—
Interest income	21,872	30,746	19,313	30,505
Securities lending income	1	—	—	—
Total investment income	57,726	30,746	75,529	30,505
Expenses:
Investment advisory fees (Note 6)	26,526	10,044	21,154	9,461
Licensing fees	18,466	18,466	18,466	18,466
Professional fees	10,519	10,206	10,439	10,191
Pricing fees	5,534	5,534	5,534	5,534
Exchange listing fees	4,617	4,617	4,616	4,617
Interest expense	4,540	—	3,598	—
Fund servicing fees	2,814	1,697	2,449	1,657
Offering fees	1,991	1,991	1,833	1,833
Management service fees (Note 6)	905	343	722	323
Reports to shareholders	586	229	469	216
Trustees' fees and expenses	157	59	125	55
Insurance fees	88	34	70	32
Excise tax	—	148	321	147
Other	149	58	120	55
Total Expenses	76,892	53,426	69,916	52,587
Recoupment of expenses to Adviser (Note 6)	2,583	2,572	2,737	2,728
Less: Reimbursement of expenses from Adviser (Note 6)	(41,335)	(43,128)	(41,939)	(43,184)
Net Expenses	38,140	12,870	30,714	12,131
Net investment income	19,586	17,876	44,815	18,374
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(145,799)	—	(50,438)	—
Swap contracts	(39,742)	(566,559)	(27,979)	(116,728)
Net realized loss	(185,541)	(566,559)	(78,417)	(116,728)
Change in net unrealized appreciation (depreciation) on:
Investment securities	260,793	—	224,236	—
Swap contracts	545,205	(128,906)	632,857	(63,027)
Change in net unrealized appreciation (depreciation)	805,998	(128,906)	857,093	(63,027)
Net realized and unrealized gain (loss)	620,457	(695,465)	778,676	(179,755)
Net increase (decrease) in net assets resulting from operations	$640,043	$(677,589)	$823,491	$(161,381)

1  Represents the period from November 29, 2018 (commencement of operations) to October 31, 2019.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares	Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Investment Income:
Dividend income	$6,245,904	$—	$23,330,959	$—
(net of foreign withholding tax of $—,$—,$2,610 and $—, respectively)
Interest income	2,860,394	655,978	9,742,830	3,985,371
Securities lending income	4,890	—	471	—
Total investment income	9,111,188	655,978	33,074,260	3,985,371
Expenses:
Investment advisory fees (Note 6)	2,572,433	208,361	10,791,470	1,267,455
Interest expense	502,627	53,545	4,408,611	70,487
Licensing fees	274,393	22,225	1,105,391	129,372
Fund servicing fees	177,965	15,331	743,295	88,217
Management service fees (Note 6)	87,550	7,113	367,283	43,136
Professional fees	59,717	14,029	218,566	34,500
Reports to shareholders	57,431	4,673	219,691	28,324
Trustees' fees and expenses	14,820	1,197	62,172	7,302
Insurance fees	8,578	698	35,978	4,235
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,000	5,000	7,501	5,001
Excise tax	—	272	—	—
Other	13,663	1,107	—	6,732
Total Expenses	3,780,178	339,552	17,965,959	1,690,762
Recoupment of expenses to Adviser (Note 6)	2	—	125,493	31
Less: Reimbursement of expenses from Adviser (Note 6)	(19,138)	(21,811)	(75,557)	(14,863)
Net Expenses	3,761,042	317,741	18,015,895	1,675,930
Net investment income	5,350,146	338,237	15,058,365	2,309,441
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(69,080,481)	—	(53,315,589)	—
In-kind redemptions	14,533,672	—	112,374,210	—
Swap contracts	(113,344,411)	20,833,158	(22,843,812)	(78,630,703)
Net realized gain (loss)	(167,891,220)	20,833,158	36,214,809	(78,630,703)
Change in net unrealized appreciation (depreciation) on:
Investment securities	10,504,643	—	62,487,987	—
Swap contracts	18,535,316	(13,928,702)	388,714,317	(10,085,637)
Change in net unrealized appreciation (depreciation)	29,039,959	(13,928,702)	451,202,304	(10,085,637)
Net realized and unrealized gain (loss)	(138,851,261)	6,904,456	487,417,113	(88,716,340)
Net increase (decrease) in net assets resulting from operations	$(133,501,115)	$7,242,693	$502,475,478	$(86,406,899)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares	Direxion Daily Healthcare Bull 3X Shares	Direxion Daily Homebuilders & Supplies Bull 3X Shares
Investment Income:
Dividend income	$1,587,900	$—	$1,612,763	$249,230
Interest income	20,006,157	5,405,254	1,124,958	346,545
Securities lending income	287	—	2,565	64
Total investment income	21,594,344	5,405,254	2,740,286	595,839
Expenses:
Investment advisory fees (Note 6)	9,689,285	1,573,297	1,126,919	305,168
Interest expense	4,980,640	184,241	183,091	67,750
Fund servicing fees	667,486	109,076	78,498	21,983
Licensing fees	524,513	83,909	120,204	32,551
Management service fees (Note 6)	329,758	53,521	38,356	10,386
Reports to shareholders	216,270	34,745	25,186	6,795
Professional fees	197,268	40,411	31,781	15,919
Trustees' fees and expenses	55,824	9,066	6,492	1,773
Insurance fees	32,304	5,246	3,762	1,018
Exchange listing fees	9,582	5,001	5,001	5,001
Pricing fees	6,001	6,001	6,001	6,001
Excise tax	575	—	—	—
Other	91,211	8,356	1,250	2,303
Total Expenses	16,800,717	2,112,870	1,626,541	476,648
Recoupment of expenses to Adviser (Note 6)	6,623	—	4,596	—
Less: Reimbursement of expenses from Adviser (Note 6)	(6,623)	—	(20,615)	(22,351)
Net Expenses	16,800,717	2,112,870	1,610,522	454,297
Net investment income	4,793,627	3,292,384	1,129,764	141,542
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(77,220,984)	—	(2,310,693)	(2,167,266)
In-kind redemptions	130,022,320	—	5,073,443	1,716,771
Swap contracts	582,403,650	(98,159,625)	(3,299,975)	1,796,866
Net realized gain (loss)	635,204,986	(98,159,625)	(537,225)	1,346,371
Change in net unrealized appreciation (depreciation) on:
Investment securities	64,974,296	—	2,635,525	8,763,433
Swap contracts	603,545,186	(141,822,059)	10,940,379	27,257,212
Change in net unrealized appreciation (depreciation)	668,519,482	(141,822,059)	13,575,904	36,020,645
Net realized and unrealized gain (loss)	1,303,724,468	(239,981,684)	13,038,679	37,367,016
Net increase (decrease) in net assets resulting from operations	$1,308,518,095	$(236,689,300)	$14,168,443	$37,508,558

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily Industrials Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares	Direxion Daily MSCI Real Estate Bull 3X Shares
Investment Income:
Dividend income	$70,345	$455,530	$—	$1,155,900
(net of foreign withholding tax of $187,$—,$— and $—, respectively)
Interest income	36,646	14,154,301	2,193,907	364,472
Securities lending income	—	15,619	—	1,011
Total investment income	106,991	14,625,450	2,193,907	1,521,383
Expenses:
Investment advisory fees (Note 6)	35,201	5,824,552	658,910	340,668
Licensing fees	19,998	139,999	19,998	—
Professional fees	10,695	122,574	22,736	16,585
Pricing fees	6,001	6,000	6,001	6,001
Exchange listing fees	5,000	9,582	5,000	5,000
Interest expense	3,784	2,856,390	95,427	85,511
Fund servicing fees	3,406	401,545	46,278	24,421
Management service fees (Note 6)	1,201	198,214	22,419	11,593
Reports to shareholders	783	129,855	14,614	7,585
Trustees' fees and expenses	198	33,558	3,797	1,969
Insurance fees	117	19,419	2,182	1,135
Other	198	44,564	3,500	51,812
Total Expenses	86,582	9,786,252	900,862	552,280
Recoupment of expenses to Adviser (Note 6)	—	4,657	29,053	—
Less: Reimbursement of expenses from Adviser (Note 6)	(38,210)	(4,657)	(2,263)	(35,254)
Net Expenses	48,372	9,786,252	927,652	517,026
Net investment income	58,619	4,839,198	1,266,255	1,004,357
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	6,583	(37,368,976)	—	(501,718)
In-kind redemptions	—	62,494,143	—	184,090
Swap contracts	(290,224)	92,893,758	(46,481,483)	16,706,768
Net realized gain (loss)	(283,641)	118,018,925	(46,481,483)	16,389,140
Change in net unrealized appreciation (depreciation) on:
Investment securities	149,888	22,266,816	—	4,244,483
Swap contracts	718,286	555,663,294	(48,164,255)	(112,288)
Change in net unrealized appreciation (depreciation)	868,174	577,930,110	(48,164,255)	4,132,195
Net realized and unrealized gain (loss)	584,533	695,949,035	(94,645,738)	20,521,335
Net increase (decrease) in net assets resulting from operations	$643,152	$700,788,233	$(93,379,483)	$21,525,692

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily MSCI Real Estate Bear 3X Shares	Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares	Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Investment Income:
Dividend income	$—	$185,189	$—	$70,673
(net of foreign withholding tax of $—, $13,156,$— and $1,820, respectively)
Interest income	443,353	388,084	110,936	61,490
Securities lending income	—	8,845	—	—
Total investment income	443,353	582,118	110,936	132,163
Expenses:
Investment advisory fees (Note 6)	139,806	234,783	38,842	58,590
Licensing fees	50,001	21,913	3,625	19,976
Professional fees	12,694	14,523	10,752	11,133
Fund servicing fees	10,619	17,128	3,671	5,012
Pricing fees	6,001	6,001	6,001	5,993
Exchange listing fees	5,000	5,000	5,000	5,000
Management service fees (Note 6)	4,772	7,991	1,326	1,998
Interest expense	3,320	91,637	18,676	1,410
Reports to shareholders	3,134	5,235	869	1,294
Trustees' fees and expenses	801	1,348	229	352
Insurance fees	468	783	130	194
Excise tax	—	—	49	—
Other	818	1,247	222	406
Total Expenses	237,434	407,589	89,392	111,358
Less: Reimbursement of expenses from Adviser (Note 6)	(57,022)	(18,561)	(21,467)	(35,714)
Net Expenses	180,412	389,028	67,925	75,644
Net investment income	262,941	193,090	43,011	56,519
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	—	(12,449,300)	—	(963,094)
In-kind redemptions	—	3,732,419	—	311,117
Swap contracts	(10,911,893)	(46,617,914)	4,753,333	(2,975,449)
Net realized gain (loss)	(10,911,893)	(55,334,795)	4,753,333	(3,627,426)
Change in net unrealized appreciation (depreciation) on:
Investment securities	—	(1,701,481)	—	474,167
Swap contracts	(465,933)	272,972	1,326,026	1,769,751
Change in net unrealized appreciation (depreciation)	(465,933)	(1,428,509)	1,326,026	2,243,918
Net realized and unrealized gain (loss)	(11,377,826)	(56,763,304)	6,079,359	(1,383,508)
Net increase (decrease) in net assets resulting from operations	$(11,114,885)	$(56,570,214)	$6,122,370	$(1,326,989)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares	Direxion Daily Retail Bull 3X Shares	Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares
Investment Income:
Dividend income	$454,307	$—	$222,381	$68,919
(net of foreign withholding tax of $816,$—,$— and $—, respectively)
Interest income	214,422	47,111	137,186	203,916
Securities lending income	—	—	28,619	201
Total investment income	668,729	47,111	388,186	273,036
Expenses:
Investment advisory fees (Note 6)	190,831	15,297	134,674	113,417
Licensing fees	18,301	1,701	19,998	12,000
Fund servicing fees	14,129	2,056	10,260	8,754
Professional fees	13,689	10,306	12,604	12,193
Interest expense	11,372	3,688	11,145	15,273
Management service fees (Note 6)	6,513	522	4,597	3,867
Pricing fees	6,000	6,001	6,001	5,993
Exchange listing fees	5,000	5,000	5,001	5,001
Reports to shareholders	4,271	347	3,020	2,494
Trustees' fees and expenses	1,108	86	760	661
Insurance fees	638	52	451	374
Excise tax	15	26	—	511
Other	1,057	88	716	684
Total Expenses	272,924	45,170	209,227	181,222
Less: Reimbursement of expenses from Adviser (Note 6)	(19,819)	(22,080)	(27,494)	(21,776)
Net Expenses	253,105	23,090	181,733	159,446
Net investment income	415,624	24,021	206,453	113,590
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(3,887,730)	—	(5,025,565)	(1,119,759)
In-kind redemptions	(55,860)	—	1,774,797	1,258,443
Swap contracts	(473,147)	1,363,723	(7,975,477)	(2,701,370)
Net realized gain (loss)	(4,416,737)	1,363,723	(11,226,245)	(2,562,686)
Change in net unrealized appreciation (depreciation) on:
Investment securities	2,320,052	—	1,153,137	644,870
Swap contracts	(337,577)	(1,125,977)	2,051,766	4,166,871
Change in net unrealized appreciation (depreciation)	1,982,475	(1,125,977)	3,204,903	4,811,741
Net realized and unrealized gain (loss)	(2,434,262)	237,746	(8,021,342)	2,249,055
Net increase (decrease) in net assets resulting from operations	$(2,018,638)	$261,767	$(7,814,889)	$2,362,645

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Investment Income:
Dividend income	$488,710	$—	$1,688,311	$—
Interest income	8,337,754	2,280,978	2,809,233	890,611
Securities lending income	90,799	—	89,413	—
Total investment income	8,917,263	2,280,978	4,586,957	890,611
Expenses:
Investment advisory fees (Note 6)	4,416,222	730,602	1,685,707	293,431
Licensing fees	471,063	77,931	179,809	31,299
Fund servicing fees	304,783	51,067	116,824	21,196
Interest expense	205,567	95,105	324,708	175,076
Management service fees (Note 6)	150,305	24,857	57,359	9,988
Reports to shareholders	98,599	16,236	37,502	6,583
Professional fees	95,351	24,121	42,580	15,672
Trustees' fees and expenses	25,442	4,209	9,711	1,704
Insurance fees	14,723	2,424	5,637	983
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,000	5,000	5,000	5,001
Other	10,523	3,880	9,152	1,787
Total Expenses	5,803,579	1,041,433	2,479,990	568,721
Recoupment of expenses to Adviser (Note 6)	13,688	—	—	—
Less: Reimbursement of expenses from Adviser (Note 6)	(17,819)	(20,899)	(20,053)	(21,966)
Net Expenses	5,799,448	1,020,534	2,459,937	546,755
Net investment income	3,117,815	1,260,444	2,127,020	343,856
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(35,146,689)	—	(79,771,698)	—
In-kind redemptions	69,168,572	—	24,849,202	—
Swap contracts	(118,653,424)	(32,367,807)	(254,064,117)	39,293,317
Net realized gain (loss)	(84,631,541)	(32,367,807)	(308,986,613)	39,293,317
Change in net unrealized appreciation (depreciation) on:
Investment securities	(37,703,280)	—	(18,576,643)	—
Swap contracts	56,666,665	5,894,740	(17,896,304)	5,048,181
Change in net unrealized appreciation (depreciation)	18,963,385	5,894,740	(36,472,947)	5,048,181
Net realized and unrealized gain (loss)	(65,668,156)	(26,473,067)	(345,459,560)	44,341,498
Net increase (decrease) in net assets resulting from operations	$(62,550,341)	$(25,212,623)	$(343,332,540)	$44,685,354

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares	Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Investment Income:
Dividend income	$7,846,152	$—	$6,158,135	$—
(net of foreign withholding tax of $182,402,$—, $— and $—, respectively)
Interest income	4,797,375	3,841,515	4,810,577	1,079,118
Securities lending income	1,999	—	12,155	—
Total investment income	12,645,526	3,841,515	10,980,867	1,079,118
Expenses:
Investment advisory fees (Note 6)	4,534,712	1,166,056	5,051,304	322,481
Interest expense	2,514,587	108,467	2,744,501	12,938
Licensing fees	362,777	93,285	538,806	34,398
Fund servicing fees	312,536	81,081	348,226	23,169
Management service fees (Note 6)	154,313	39,667	171,878	10,975
Reports to shareholders	100,896	25,840	112,214	7,198
Professional fees	97,644	32,538	107,629	16,234
Trustees' fees and expenses	26,126	6,719	29,103	1,858
Insurance fees	15,118	3,903	16,841	1,078
Pricing fees	6,001	6,001	6,001	6,001
Exchange listing fees	5,000	5,001	5,000	5,000
Other	5,937	5,938	12,721	2,773
Total Expenses	8,135,647	1,574,496	9,144,224	444,103
Recoupment of expenses to Adviser (Note 6)	8,304	11,695	15,333	—
Less: Reimbursement of expenses from Adviser (Note 6)	(8,304)	(720)	(18,515)	(22,689)
Net Expenses	8,135,647	1,585,471	9,141,042	421,414
Net investment income	4,509,879	2,256,044	1,839,825	657,704
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(59,872,153)	—	(23,349,961)	—
In-kind redemptions	143,556,227	—	57,812,120	—
Swap contracts	123,222,578	(129,163,610)	33,070,940	(29,956,689)
Net realized gain (loss)	206,906,652	(129,163,610)	67,533,099	(29,956,689)
Change in net unrealized appreciation (depreciation) on:
Investment securities	42,287,825	—	36,737,296	—
Swap contracts	287,865,201	(44,446,546)	177,805,438	(10,035,980)
Change in net unrealized appreciation (depreciation)	330,153,026	(44,446,546)	214,542,734	(10,035,980)
Net realized and unrealized gain (loss)	537,059,678	(173,610,156)	282,075,833	(39,992,669)
Net increase (decrease) in net assets resulting from operations	$541,569,557	$(171,354,112)	$283,915,658	$(39,334,965)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily Transportation Bull 3X Shares	Direxion Daily Utilities Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$44,468	$141,154	$160,176	$—
Interest income	76,672	48,957	136,153	358,571
Total investment income	121,140	190,111	296,329	358,571
Expenses:
Investment advisory fees (Note 6)	47,522	50,898	104,042	112,799
Licensing fees	19,998	19,998	21,776	21,776
Professional fees	10,908	10,996	12,026	12,167
Pricing fees	6,001	6,001	6,001	6,000
Exchange listing fees	5,001	5,001	5,001	5,000
Fund servicing fees	4,254	4,472	8,134	8,738
Interest expense	2,577	4,933	13,455	2,278
Management service fees (Note 6)	1,623	1,736	3,549	3,851
Reports to shareholders	1,072	1,127	2,302	2,536
Trustees' fees and expenses	266	301	611	641
Insurance fees	160	169	345	379
Excise tax	—	886	—	—
Other	389	274	553	599
Total Expenses	99,771	106,792	177,795	176,764
Less: Reimbursement of expenses from Adviser (Note 6)	(37,000)	(36,502)	(32,553)	(31,607)
Net Expenses	62,771	70,290	145,242	145,157
Net investment income	58,369	119,821	151,087	213,414
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on:
Investment securities	(833,111)	(220,171)	(101,750)	—
In-kind redemptions	538,408	384,093	—	—
Swap contracts	252,755	1,061,380	913,759	(1,784,147)
Net realized gain (loss)	(41,948)	1,225,302	812,009	(1,784,147)
Net increase from payment by affiliates (Note 6)	—	183,387	—	—
Change in net unrealized appreciation (depreciation) on:
Investment securities	820,198	293,259	750,086	—
Swap contracts	1,155,203	1,302,081	1,910,677	(4,077,705)
Change in net unrealized appreciation (depreciation)	1,975,401	1,595,340	2,660,763	(4,077,705)
Net realized and unrealized gain (loss)	1,933,453	3,004,029	3,472,772	(5,861,852)
Net increase (decrease) in net assets resulting from operations	$1,991,822	$3,123,850	$3,623,859	$(5,648,438)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Operations

For the Year Ended October 31, 2019

	Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares
Investment Income:
Dividend income	$2,455,038	$—
Interest income	1,038,557	5,045,274
Securities lending income	12,035	—
Total investment income	3,505,630	5,045,274
Expenses:
Investment advisory fees (Note 6)	1,108,011	1,560,054
Interest expense	306,847	391,182
Fund servicing fees	77,184	108,426
Licensing fees	48,288	67,961
Management service fees (Note 6)	37,707	53,121
Professional fees	31,416	40,151
Reports to shareholders	24,651	35,164
Trustees' fees and expenses	6,384	8,987
Pricing fees	6,001	6,001
Exchange listing fees	5,000	5,001
Insurance fees	3,697	5,213
Other	6,292	8,286
Total Expenses	1,661,478	2,289,547
Recoupment of expenses to Adviser (Note 6)	610	—
Less: Reimbursement of expenses from Adviser (Note 6)	(610)	—
Net Expenses	1,661,478	2,289,547
Net investment income	1,844,152	2,755,727
Net realized and unrealized gain (loss) on investments:
Net realized gain (loss) on: Investment securities	(3,056,756)	—
In-kind redemptions	8,710,780	—
Swap contracts	18,776,374	(65,156,078)
Net realized gain (loss)	24,430,398	(65,156,078)
Change in net unrealized appreciation (depreciation) on: Investment securities	11,638,184	—
Swap contracts	38,814,309	(92,949,283)
Change in net unrealized appreciation (depreciation)	50,452,493	(92,949,283)
Net realized and unrealized gain (loss)	74,882,891	(158,105,361)
Net increase (decrease) in net assets resulting from operations	$76,727,043	$(155,349,634)

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Mid Cap Bull 3X Shares		Direxion Daily Mid Cap Bear 3X Shares[1]
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$396,970	$317,294	$48,456	$25,728
Net realized gain (loss)	(2,433,942)	14,622,173	(171,706)	(2,367,731)
Capital gain distributions from regulated investment companies	—	7	—	3
Change in net unrealized appreciation (depreciation)	10,886,572	(20,122,754)	(1,062,137)	1,889,936
Net increase (decrease) in net assets resulting from operations	8,849,600	(5,183,280)	(1,185,387)	(452,064)
Distributions to shareholders:
Net distributions to shareholders	(494,580)	(1,843,382)	(48,325)	(5,189)
Total distributions	(494,580)	(1,843,382)	(48,325)	(5,189)
Capital share transactions:
Proceeds from shares sold	41,075,096	168,922,494	4,426,489	6,297,137
Cost of shares redeemed	(60,640,620)	(166,507,441)	(4,538,802)	(7,726,077)
Transaction fees (Note 4)	13,927	47,993	1,360	2,318
Net increase (decrease) in net assets resulting from capital transactions	(19,551,597)	2,463,046	(110,953)	(1,426,622)
Total decrease in net assets	(11,196,577)	(4,563,616)	(1,344,665)	(1,883,875)
Net assets:
Beginning of year	57,678,063	62,241,679	4,404,405	6,288,280
End of year	$46,481,486	$57,678,063	$3,059,740	$4,404,405
Changes in shares outstanding
Shares outstanding, beginning of year	1,500,132	1,450,132	62,881	82,881
Shares sold	1,100,000	3,200,000	80,000	110,000
Shares repurchased	(1,500,000)	(3,150,000)	(80,065)	(130,000)
Shares outstanding, end of year	1,100,132	1,500,132	62,816	62,881

1  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P 500® Bull 3X Shares		Direxion Daily S&P 500® Bear 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$9,694,565	$6,651,143	$5,480,739	$2,044,221
Net realized gain (loss)	61,549,131	150,532,616	(112,681,039)	(132,314,613)
Capital gain distributions from regulated investment companies	—	82	—	99
Change in net unrealized appreciation (depreciation)	230,866,868	(84,240,232)	(61,571,750)	64,559,364
Net increase (decrease) in net assets resulting from operations	302,110,564	72,943,609	(168,772,050)	(65,710,929)
Distributions to shareholders:
Net distributions to shareholders	(11,449,455)	(32,208,266)	(5,338,151)	(972,234)
Total distributions	(11,449,455)	(32,208,266)	(5,338,151)	(972,234)
Capital share transactions:
Proceeds from shares sold	993,301,395	1,675,301,042	1,223,566,513	404,338,291
Cost of shares redeemed	(1,328,657,459)	(1,417,003,027)	(827,834,428)	(452,601,536)
Transaction fees (Note 4)	314,039	347,449	248,351	135,780
Net increase (decrease) in net assets resulting from capital transactions	(335,042,025)	258,645,464	395,980,436	(48,127,465)
Total increase (decrease) in net assets	(44,380,916)	299,380,807	221,870,235	(114,810,628)
Net assets:
Beginning of year	992,231,704	692,850,897	267,114,074	381,924,702
End of year	$947,850,788	$992,231,704	$488,984,309	$267,114,074
Changes in shares outstanding
Shares outstanding, beginning of year	23,055,004	16,955,004	10,303,892	11,253,892
Shares sold	22,700,000	37,400,000	59,900,000	15,850,000
Shares repurchased	(28,600,000)	(31,300,000)	(39,750,000)	(16,800,000)
Shares outstanding, end of year	17,155,004	23,055,004	30,453,892	10,303,892
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Small Cap Bull 3X Shares		Direxion Daily Small Cap Bear 3X Shares[1]
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$4,443,506	$2,009,020	$4,267,917	$2,870,126
Net realized gain (loss)	(145,874,785)	180,679,619	(10,697,621)	(200,632,824)
Capital gain distributions from regulated investment companies	—	125	—	181
Change in net unrealized appreciation (depreciation)	168,643,688	(186,009,484)	(47,475,848)	136,998,911
Net increase (decrease) in net assets resulting from operations	27,212,409	(3,320,720)	(53,905,552)	(60,763,606)
Distributions to shareholders:
Net distributions to shareholders	(4,558,793)	(1,284,400)	(4,325,198)	(1,604,319)
Total distributions	(4,558,793)	(1,284,400)	(4,325,198)	(1,604,319)
Capital share transactions:
Proceeds from shares sold	962,043,805	1,706,594,417	593,649,652	413,515,686
Cost of shares redeemed	(1,137,917,469)	(1,477,280,042)	(497,149,206)	(715,458,891)
Transaction fees (Note 4)	250,169	343,232	149,109	216,269
Net increase (decrease) in net assets resulting from capital transactions	(175,623,495)	229,657,607	96,649,555	(301,726,936)
Total increase (decrease) in net assets	(152,969,879)	225,052,487	38,418,805	(364,094,861)
Net assets:
Beginning of year	883,562,102	658,509,615	282,983,950	647,078,811
End of year	$730,592,223	$883,562,102	$321,402,755	$282,983,950
Changes in shares outstanding
Shares outstanding, beginning of year	14,300,068	9,950,068	4,894,075	9,734,075
Shares sold	17,400,000	23,100,000	11,950,000	7,980,000
Shares repurchased	(19,450,000)	(18,750,000)	(9,402,502)	(12,820,000)
Shares outstanding, end of year	12,250,068	14,300,068	7,441,573	4,894,075

1  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE China Bull 3X Shares		Direxion Daily FTSE China Bear 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$3,950,105	$4,896,025	$1,045,537	$366,282
Net realized gain (loss)	(27,460,049)	(57,401,670)	(5,609,705)	6,024,654
Capital gain distributions from regulated investment companies	—	—	—	20
Change in net unrealized appreciation (depreciation)	49,130,513	(102,456,679)	(12,650,990)	20,665,984
Net increase (decrease) in net assets resulting from operations	25,620,569	(154,962,324)	(17,215,158)	27,056,940
Distributions to shareholders:
Net distributions to shareholders	(3,949,648)	(4,514,464)	(1,047,032)	(204,922)
Total distributions	(3,949,648)	(4,514,464)	(1,047,032)	(204,922)
Capital share transactions:
Proceeds from shares sold	383,330,207	605,178,782	163,162,012	154,684,082
Cost of shares redeemed	(382,733,749)	(375,506,796)	(146,256,369)	(142,159,374)
Transaction fees (Note 4)	78,296	76,226	43,876	42,777
Net increase in net assets resulting from capital transactions	674,754	229,748,212	16,949,519	12,567,485
Total increase (decrease) in net assets	22,345,675	70,271,424	(1,312,671)	39,419,503
Net assets:
Beginning of year	307,057,737	236,786,313	80,083,729	40,664,226
End of year	$329,403,412	$307,057,737	$78,771,058	$80,083,729
Changes in shares outstanding
Shares outstanding, beginning of year	17,200,013	7,250,013	1,127,337	622,726
Shares sold	18,900,000	21,550,000	3,100,000	2,890,000
Shares repurchased	(17,850,000)	(11,600,000)	(2,650,000)	(2,385,389)
Shares outstanding, end of year	18,250,013	17,200,013	1,577,337	1,127,337

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily FTSE Europe Bull 3X Shares		Direxion Daily Latin America Bull 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$461,884	$982,683	$128,757	$158,397
Net realized (loss)	(1,868,331)	(4,406,114)	(301,416)	(7,094,060)
Capital gain distributions from regulated investment companies	—	6	—	3
Change in net unrealized appreciation (depreciation)	7,379,899	(18,101,481)	(155,135)	2,250,743
Net increase (decrease) in net assets resulting from operations	5,973,452	(21,524,906)	(327,794)	(4,684,917)
Distributions to shareholders:
Net distributions to shareholders	(514,390)	(1,028,064)	(126,175)	(129,439)
Return of capital	—	—	—	(3,377)
Total distributions	(514,390)	(1,028,064)	(126,175)	(132,816)
Capital share transactions:
Proceeds from shares sold	4,976,969	106,719,693	44,656,662	14,884,197
Cost of shares redeemed	(29,270,594)	(102,292,257)	(49,190,859)	(11,352,563)
Transaction fees (Note 4)	5,979	20,458	12,687	2,271
Net increase (decrease) in net assets resulting from capital transactions	(24,287,646)	4,447,894	(4,521,510)	3,533,905
Total decrease in net assets	(18,828,584)	(18,105,076)	(4,975,479)	(1,283,828)
Net assets:
Beginning of year	46,632,113	64,737,189	13,512,116	14,795,944
End of year	$27,803,529	$46,632,113	$8,536,637	$13,512,116
Changes in shares outstanding
Shares outstanding, beginning of year	1,900,001	1,750,001	569,092	469,092
Shares sold	200,000	2,850,000	2,100,000	500,000
Shares repurchased	(1,150,000)	(2,700,000)	(2,250,000)	(400,000)
Shares outstanding, end of year	950,001	1,900,001	419,092	569,092

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Brazil Bull 3X Shares		Direxion Daily MSCI Developed Markets Bull 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$4,230,081	$3,402,340	$273,718	$348,843
Net realized gain (loss)	256,953,554	(63,608,282)	(3,511,198)	(340,474)
Capital gain distributions from regulated investment companies	—	23	—	—
Change in net unrealized appreciation (depreciation)	(96,092,378)	154,419,353	5,638,272	(9,018,066)
Net increase (decrease) in net assets resulting from operations	165,091,257	94,213,434	2,400,792	(9,009,697)
Distributions to shareholders:
Net distributions to shareholders	(4,444,723)	(3,402,340)	(273,718)	(563,639)
Return of capital	—	(162,556)	(1,167)	—
Total distributions	(4,444,723)	(3,564,896)	(274,885)	(563,639)
Capital share transactions:
Proceeds from shares sold	849,940,786	819,204,569	24,222,956	24,913,426
Cost of shares redeemed	(1,004,883,228)	(655,988,474)	(29,059,314)	(27,763,822)
Transaction fees (Note 4)	212,663	133,679	5,812	5,553
Net increase (decrease) in net assets resulting from capital transactions	(154,729,779)	163,349,774	(4,830,546)	(2,844,843)
Total increase (decrease) in net assets	5,916,755	253,998,312	(2,704,639)	(12,418,179)
Net assets:
Beginning of year	407,268,458	153,270,146	19,331,973	31,750,152
End of year	$413,185,213	$407,268,458	$16,627,334	$19,331,973
Changes in shares outstanding
Shares outstanding, beginning of year	13,853,728	3,803,728	350,001	400,001
Shares sold	30,950,000	33,600,000	400,000	300,000
Shares repurchased	(31,850,000)	(23,550,000)	(500,000)	(350,000)
Shares outstanding, end of year	12,953,728	13,853,728	250,001	350,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Developed Markets Bear 3X Shares		Direxion Daily MSCI Emerging Markets Bull 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$62,505	$30,322	$2,731,404	$2,782,836
Net realized (loss)	(855,316)	(33,851)	(5,877,824)	(102,248,422)
Capital gain distributions from regulated investment companies	—	—	—	58
Change in net unrealized appreciation (depreciation)	(262,554)	351,980	48,286,984	(61,503,504)
Net increase (decrease) in net assets resulting from operations	(1,055,365)	348,451	45,140,564	(160,969,032)
Distributions to shareholders:
Net distributions to shareholders	(63,561)	(16,103)	(2,694,656)	(2,126,107)
Return of capital	—	—	—	(62,073)
Total distributions	(63,561)	(16,103)	(2,694,656)	(2,188,180)
Capital share transactions:
Proceeds from shares sold	14,652,105	13,130,990	166,224,051	305,885,103
Cost of shares redeemed	(14,657,504)	(13,468,793)	(222,863,758)	(215,944,980)
Transaction fees (Note 4)	4,397	4,041	44,891	43,189
Net increase (decrease) in net assets resulting from capital transactions	(1,002)	(333,762)	(56,594,816)	89,983,312
Total decrease in net assets	(1,119,928)	(1,414)	(14,148,908)	(73,173,900)
Net assets:
Beginning of year	3,726,562	3,727,976	202,745,101	275,919,001
End of year	$2,606,634	$3,726,562	$188,596,193	$202,745,101
Changes in shares outstanding
Shares outstanding, beginning of year	234,916	284,916	3,231,598	2,381,598
Shares sold	1,000,000	1,000,000	2,350,000	2,800,000
Shares repurchased	(1,000,000)	(1,050,000)	(3,000,000)	(1,950,000)
Shares outstanding, end of year	234,916	234,916	2,581,598	3,231,598

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Emerging Markets Bear 3X Shares		Direxion Daily MSCI India Bull 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$915,578	$508,161	$777,781	$118,240
Net realized gain (loss)	(23,082,033)	16,030,046	23,087,941	(26,119,547)
Capital gain distributions from regulated investment companies	—	46	—	7
Change in net unrealized appreciation (depreciation)	(4,455,830)	14,872,878	13,958,124	(28,299,403)
Net increase (decrease) in net assets resulting from operations	(26,622,285)	31,411,131	37,823,846	(54,300,703)
Distributions to shareholders:
Net distributions to shareholders	(955,647)	(275,222)	(664,437)	(227,798)
Return of capital	—	—	—	(71,809)
Total distributions	(955,647)	(275,222)	(664,437)	(299,607)
Capital share transactions:
Proceeds from shares sold	123,639,796	127,335,673	50,711,005	135,288,656
Cost of shares redeemed	(123,645,598)	(152,299,739)	(104,921,438)	(85,302,945)
Transaction fees (Note 4)	37,093	45,686	21,931	18,285
Net increase (decrease) in net assets resulting from capital transactions	31,291	(24,918,380)	(54,188,502)	50,003,996
Total increase (decrease) in net assets	(27,546,641)	6,217,529	(17,029,093)	(4,596,314)
Net assets:
Beginning of year	90,383,383	84,165,854	100,426,959	105,023,273
End of year	$62,836,742	$90,383,383	$83,397,866	$100,426,959
Changes in shares outstanding
Shares outstanding, beginning of year	1,395,232	1,665,553	1,949,686	1,099,686
Shares sold	2,500,000	2,820,000	850,000	1,850,000
Shares repurchased	(2,400,000)	(3,090,321)	(1,550,000)	(1,000,000)
Shares outstanding, end of year	1,495,232	1,395,232	1,249,686	1,949,686

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Japan Bull 3X Shares		Direxion Daily MSCI Mexico Bull 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$116,206	$43,355	$195,329	$149,185
Net realized (loss)	(1,863,984)	(2,788,751)	(3,258,835)	(515,802)
Capital gain distributions from regulated investment companies	—	3	—	—
Change in net unrealized appreciation (depreciation)	2,615,169	(4,081,407)	4,172,497	(2,568,594)
Net increase (decrease) in net assets resulting from operations	867,391	(6,826,800)	1,108,991	(2,935,211)
Distributions to shareholders:
Net distributions to shareholders	(97,355)	(41,313)	(188,557)	(155,659)
Return of capital	—	(636)	—	—
Total distributions	(97,355)	(41,949)	(188,557)	(155,659)
Capital share transactions:
Proceeds from shares sold	2,485,535	23,515,365	30,508,299	31,701,991
Cost of shares redeemed	(7,692,833)	(17,478,648)	(24,842,352)	(27,081,957)
Transaction fees (Note 4)	1,539	3,495	5,076	5,530
Net increase (decrease) in net assets resulting from capital transactions	(5,205,759)	6,040,212	5,671,023	4,625,564
Total increase (decrease) in net assets	(4,435,723)	(828,537)	6,591,457	1,534,694
Net assets:
Beginning of year	13,556,605	14,385,142	4,808,539	3,273,845
End of year	$9,120,882	$13,556,605	$11,399,996	$4,808,539
Changes in shares outstanding
Shares outstanding, beginning of year	250,001	200,001	450,001	150,001
Shares sold	50,000	300,000	2,900,000	1,650,000
Shares repurchased	(150,000)	(250,000)	(2,300,000)	(1,350,000)
Shares outstanding, end of year	150,001	250,001	1,050,001	450,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI South Korea Bull 3X Shares		Direxion Daily Russia Bull 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$261,032	$144,291	$3,181,482	$3,020,183
Net realized gain (loss)	(10,149,578)	(9,171,474)	39,086,034	19,330,013
Capital gain distributions from regulated investment companies	—	4	—	11
Change in net unrealized appreciation (depreciation)	10,137,611	(8,335,691)	11,241,642	(24,006,187)
Net increase (decrease) in net assets resulting from operations	249,065	(17,362,870)	53,509,158	(1,655,980)
Distributions to shareholders:
Net distributions to shareholders	(231,430)	(630,975)	(2,965,266)	(2,304,147)
Return of capital	—	—	—	(784,069)
Total distributions	(231,430)	(630,975)	(2,965,266)	(3,088,216)
Capital share transactions:
Proceeds from shares sold	123,486,796	55,569,875	42,361,478	254,406,397
Cost of shares redeemed	(120,873,990)	(26,701,474)	(163,713,000)	(244,879,219)
Transaction fees (Note 4)	25,727	5,592	32,946	51,375
Net increase (decrease) in net assets resulting from capital transactions	2,638,533	28,873,993	(121,318,576)	9,578,553
Total increase (decrease) in net assets	2,656,168	10,880,148	(70,774,684)	4,834,357
Net assets:
Beginning of year	22,923,892	12,043,744	147,417,116	142,582,759
End of year	$25,580,060	$22,923,892	$76,642,432	$147,417,116
Changes in shares outstanding
Shares outstanding, beginning of year	950,001	200,001	4,018,002	2,918,002
Shares sold	5,050,000	1,300,000	1,150,000	6,400,000
Shares repurchased	(4,800,000)	(550,000)	(3,750,000)	(5,300,000)
Shares outstanding, end of year	1,200,001	950,001	1,418,002	4,018,002

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Russia Bear 3X Shares		Direxion Daily Aerospace & Defense Bull 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$317,127	$155,636	$354,399	$301,852
Net realized gain (loss)	(9,121,459)	(11,288,893)	(459,599)	11,530,025
Capital gain distributions from regulated investment companies	—	16	—	3
Change in net unrealized appreciation (depreciation)	(1,433,939)	6,789,005	16,829,834	(8,902,691)
Net increase (decrease) in net assets resulting from operations	(10,238,271)	(4,344,236)	16,724,634	2,929,189
Distributions to shareholders:
Net distributions to shareholders	(327,249)	(74,885)	(392,972)	(969,892)
Total distributions	(327,249)	(74,885)	(392,972)	(969,892)
Capital share transactions:
Proceeds from shares sold	46,589,330	47,781,998	10,622,361	86,976,957
Cost of shares redeemed	(38,127,137)	(51,459,509)	(31,101,372)	(74,084,161)
Transaction fees (Note 4)	11,438	15,438	6,220	16,237
Net increase (decrease) in net assets resulting from capital transactions	8,473,631	(3,662,073)	(20,472,791)	12,909,033
Total increase (decrease) in net assets	(2,091,889)	(8,081,194)	(4,141,129)	14,868,330
Net assets:
Beginning of year	23,701,050	31,782,244	56,900,460	42,032,130
End of year	$21,609,161	$23,701,050	$52,759,331	$56,900,460
Changes in shares outstanding
Shares outstanding, beginning of year	1,294,595	1,294,595	1,350,001	1,050,001
Shares sold	3,900,000	2,450,000	250,000	1,750,000
Shares repurchased	(2,800,000)	(2,450,000)	(650,000)	(1,450,000)
Shares outstanding, end of year	2,394,595	1,294,595	950,001	1,350,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Communication Services Index Bull 3X Shares	Direxion Daily Communication Services Index Bear 3X Shares
	For the Period January 14, 2019[1] through October 31, 2019	For the Period January 14, 2019[1] through October 31, 2019
Operations:
Net investment income	$4,428	$18,371
Net realized gain (loss)	429,521	(934,092)
Change in net unrealized appreciation (depreciation)	252,132	(59,951)
Net increase (decrease) in net assets resulting from operations	686,081	(975,672)
Distributions to shareholders:
Net distributions to shareholders	(8,081)	(21,095)
Total distributions	(8,081)	(21,095)
Capital share transactions:
Proceeds from shares sold	4,399,973	2,500,025
Cost of shares redeemed	(3,376,516)	(760,742)
Transaction fees (Note 4)	675	228
Net increase in net assets resulting from capital transactions	1,024,132	1,739,511
Total increase in net assets	1,702,132	742,744
Net assets:
Beginning of period	—	—
End of period	$1,702,132	$742,744
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	150,001	100,001
Shares repurchased	(100,000)	(50,000)
Shares outstanding, end of period	50,001	50,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Consumer Discretionary Bear 3X Shares
	For the Period November 29, 2018[1] through October 31, 2019	For the Period November 29, 2018[1] through October 31, 2019
Operations:
Net investment income	$19,586	$17,876
Net realized (loss)	(185,541)	(566,559)
Change in net unrealized appreciation (depreciation)	805,998	(128,906)
Net increase (decrease) in net assets resulting from operations	640,043	(677,589)
Distributions to shareholders:
Net distributions to shareholders	(20,474)	(18,912)
Return of capital	(4,274)	(1,730)
Total distributions	(24,748)	(20,642)
Capital share transactions:
Proceeds from shares sold	5,731,929	3,366,369
Cost of shares redeemed	—	(1,159,596)
Transaction fees (Note 4)	—	348
Net increase in net assets resulting from capital transactions	5,731,929	2,207,121
Total increase in net assets	6,347,224	1,508,890
Net assets:
Beginning of period	—	—
End of period	$6,347,224	$1,508,890
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	200,001	150,001
Shares repurchased	—	(50,000)
Shares outstanding, end of period	200,001	100,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Consumer Staples Bull 3X Shares	Direxion Daily Consumer Staples Bear 3X Shares
	For the Period November 29, 2018[1] through October 31, 2019	For the Period November 29, 2018[1] through October 31, 2019
Operations:
Net investment income	$44,815	$18,374
Net realized (loss)	(78,417)	(116,728)
Change in net unrealized appreciation (depreciation)	857,093	(63,027)
Net increase (decrease) in net assets resulting from operations	823,491	(161,381)
Distributions to shareholders:
Net distributions to shareholders	(43,161)	(21,810)
Total distributions	(43,161)	(21,810)
Capital share transactions:
Proceeds from shares sold	3,979,928	2,500,025
Cost of shares redeemed	—	(1,476,994)
Transaction fees (Note 4)	—	443
Net increase in net assets resulting from capital transactions	3,979,928	1,023,474
Total increase in net assets	4,760,258	840,283
Net assets:
Beginning of period	—	—
End of period	$4,760,258	$840,283
Changes in shares outstanding
Shares outstanding, beginning of period	—	—
Shares sold	150,001	100,001
Shares repurchased	—	(50,000)
Shares outstanding, end of period	150,001	50,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Energy Bull 3X Shares		Direxion Daily Energy Bear 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$5,350,146	$5,513,926	$338,237	$265,837
Net realized gain (loss)	(167,891,220)	104,518,440	20,833,158	(18,005,444)
Capital gain distributions from regulated investment companies	—	44	—	19
Change in net unrealized appreciation (depreciation)	29,039,959	(79,416,761)	(13,928,702)	19,307,826
Net increase (decrease) in net assets resulting from operations	(133,501,115)	30,615,649	7,242,693	1,568,238
Distributions to shareholders:
Net distributions to shareholders	(5,278,075)	(7,502,193)	(359,503)	(126,039)
Return of capital	—	(140,348)	—	—
Total distributions	(5,278,075)	(7,642,541)	(359,503)	(126,039)
Capital share transactions:
Proceeds from shares sold	302,159,263	546,234,533	149,492,475	208,256,040
Cost of shares redeemed	(227,984,452)	(700,832,789)	(182,683,349)	(211,300,411)
Transaction fees (Note 4)	48,477	150,611	55,409	63,384
Net increase (decrease) in net assets resulting from capital transactions	74,223,288	(154,447,645)	(33,135,465)	(2,980,987)
Total decrease in net assets	(64,555,902)	(131,474,537)	(26,252,275)	(1,538,788)
Net assets:
Beginning of year	349,655,044	481,129,581	51,915,237	53,454,025
End of year	$285,099,142	$349,655,044	$25,662,962	$51,915,237
Changes in shares outstanding
Shares outstanding, beginning of year	13,800,017	16,500,017	1,157,061	957,444
Shares sold	17,250,000	16,900,000	3,000,000	5,190,000
Shares repurchased	(11,200,000)	(19,600,000)	(3,650,000)	(4,990,383)
Shares outstanding, end of year	19,850,017	13,800,017	507,061	1,157,061

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Financial Bull 3X Shares		Direxion Daily Financial Bear 3X Shares[1]
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$15,058,365	$16,667,394	$2,309,441	$995,655
Net realized gain (loss)	36,214,809	470,636,738	(78,630,703)	(63,334,650)
Capital gain distributions from regulated investment companies	—	291	—	111
Change in net unrealized appreciation (depreciation)	451,202,304	(475,416,695)	(10,085,637)	40,492,022
Net increase (decrease) in net assets resulting from operations	502,475,478	11,887,728	(86,406,899)	(21,846,862)
Distributions to shareholders:
Net distributions to shareholders	(13,959,446)	(14,975,518)	(2,271,607)	(507,442)
Return of capital	(57,860)	—	—	—
Total distributions	(14,017,306)	(14,975,518)	(2,271,607)	(507,442)
Capital share transactions:
Proceeds from shares sold	239,421,235	1,808,958,763	290,517,933	208,204,428
Cost of shares redeemed	(1,016,097,666)	(1,716,787,131)	(167,887,450)	(222,869,313)
Transaction fees (Note 4)	203,219	417,388	50,324	67,542
Net increase (decrease) in net assets resulting from capital transactions	(776,473,212)	92,589,020	122,680,807	(14,597,343)
Total increase (decrease) in net assets	(288,015,040)	89,501,230	34,002,301	(36,951,647)
Net assets:
Beginning of year	1,627,512,894	1,538,011,664	141,798,629	178,750,276
End of year	$1,339,497,854	$1,627,512,894	$175,800,930	$141,798,629
Changes in shares outstanding
Shares outstanding, beginning of year	27,749,888	25,499,888	2,526,411	2,656,411
Shares sold	3,900,000	26,650,000	6,460,000	3,960,000
Shares repurchased	(15,100,000)	(24,400,000)	(3,613,551)	(4,090,000)
Shares outstanding, end of year	16,549,888	27,749,888	5,372,860	2,526,411

1  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Gold Miners Index Bull 3X Shares		Direxion Daily Gold Miners Index Bear 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$4,793,627	$6,333,868	$3,292,384	$1,068,434
Net realized gain (loss)	635,204,986	(902,702,106)	(98,159,625)	123,286,033
Capital gain distributions from regulated investment companies	—	182	—	92
Change in net unrealized appreciation (depreciation)	668,519,482	65,204,241	(141,822,059)	(11,061,104)
Net increase (decrease) in net assets resulting from operations	1,308,518,095	(831,163,815)	(236,689,300)	113,293,455
Distributions to shareholders:
Net distributions to shareholders	(4,794,202)	(1,134,609)	(2,899,040)	(387,306)
Return of capital	(1,788,771)	(2,575,171)	—	—
Total distributions	(6,582,973)	(3,709,780)	(2,899,040)	(387,306)
Capital share transactions:
Proceeds from shares sold	1,453,301,357	2,188,928,500	1,242,075,220	1,099,079,355
Cost of shares redeemed	(2,345,204,362)	(1,561,104,519)	(778,801,391)	(1,441,016,865)
Transaction fees (Note 4)	493,789	375,524	235,330	453,798
Net increase (decrease) in net assets resulting from capital transactions	(891,409,216)	628,199,505	463,509,159	(341,483,712)
Total increase (decrease) in net assets	410,525,906	(206,674,090)	223,920,819	(228,577,563)
Net assets:
Beginning of year	1,131,021,367	1,337,695,457	154,753,010	383,330,573
End of year	$1,541,547,273	$1,131,021,367	$378,673,829	$154,753,010
Changes in shares outstanding
Shares outstanding, beginning of year	85,185,823	46,085,823	4,418,705	14,018,705
Shares sold	64,350,000	100,850,000	107,650,000	43,700,000
Shares repurchased	(100,800,000)	(61,750,000)	(56,300,000)	(53,300,000)
Shares outstanding, end of year	48,735,823	85,185,823	55,768,705	4,418,705

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Healthcare Bull 3X Shares		Direxion Daily Homebuilders & Supplies Bull 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$1,129,764	$638,927	$141,542	$51,561
Net realized gain (loss)	(537,225)	34,540,527	1,346,371	(29,925,772)
Capital gain distributions from regulated investment companies	—	21	—	7
Change in net unrealized appreciation (depreciation)	13,575,904	(13,067,457)	36,020,645	(25,286,862)
Net increase (decrease) in net assets resulting from operations	14,168,443	22,112,018	37,508,558	(55,161,066)
Distributions to shareholders:
Net distributions to shareholders	(1,182,359)	(822,897)	(172,171)	(1,058,169)
Return of capital	—	—	(9,939)	—
Total distributions	(1,182,359)	(822,897)	(182,110)	(1,058,169)
Capital share transactions:
Proceeds from shares sold	56,502,013	227,430,415	36,465,521	112,855,498
Cost of shares redeemed	(81,058,921)	(241,246,421)	(46,598,960)	(56,410,756)
Transaction fees (Note 4)	17,241	64,209	9,759	13,249
Net increase (decrease) in net assets resulting from capital transactions	(24,539,667)	(13,751,797)	(10,123,680)	56,457,991
Total increase (decrease) in net assets	(11,553,583)	7,537,324	27,202,768	238,756
Net assets:
Beginning of year	151,103,953	143,566,629	39,666,767	39,428,011
End of year	$139,550,370	$151,103,953	$66,869,535	$39,666,767
Changes in shares outstanding
Shares outstanding, beginning of year	2,850,008	3,250,008	1,400,000	550,000
Shares sold	1,100,000	3,800,000	800,000	1,650,000
Shares repurchased	(1,550,000)	(4,200,000)	(1,250,000)	(800,000)
Shares outstanding, end of year	2,400,008	2,850,008	950,000	1,400,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Industrials Bull 3X Shares		Direxion Daily Junior Gold Miners Index Bull 3X Shares[1]
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$58,619	$40,994	$4,839,198	$2,755,151
Net realized gain (loss)	(283,641)	(233,997)	118,018,925	(450,284,278)
Capital gain distributions from regulated investment companies	—	1	—	219
Change in net unrealized appreciation (depreciation)	868,174	(792,212)	577,930,110	(16,100,926)
Net increase (decrease) in net assets resulting from operations	643,152	(985,214)	700,788,233	(463,629,834)
Distributions to shareholders:
Net distributions to shareholders	(63,654)	(52,680)	(5,035,748)	—
Return of capital	—	—	(475,303)	—
Total distributions	(63,654)	(52,680)	(5,511,051)	—
Capital share transactions:
Proceeds from shares sold	2,845,749	9,097,699	1,060,132,994	1,467,188,724
Cost of shares redeemed	(4,069,083)	(7,218,514)	(1,442,792,123)	(1,119,836,914)
Transaction fees (Note 4)	1,221	2,564	311,826	232,673
Net increase (decrease) in net assets resulting from capital transactions	(1,222,113)	1,881,749	(382,347,303)	347,584,483
Total increase (decrease) in net assets	(642,615)	843,855	312,929,879	(116,045,351)
Net assets:
Beginning of year	3,936,893	3,093,038	635,801,024	751,846,375
End of year	$3,294,278	$3,936,893	$948,730,903	$635,801,024
Changes in shares outstanding
Shares outstanding, beginning of year	150,001	100,001	17,781,376	9,941,376
Shares sold	100,000	250,000	21,560,000	24,290,000
Shares repurchased	(150,000)	(200,000)	(25,692,613)	(16,450,000)
Shares outstanding, end of year	100,001	150,001	13,648,763	17,781,376

1  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Junior Gold Miners Index Bear 3X Shares		Direxion Daily MSCI Real Estate Bull 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$1,266,255	$483,600	$1,004,357	$1,595,045
Net realized gain (loss)	(46,481,483)	31,902,406	16,389,140	(13,858,816)
Capital gain distributions from regulated investment companies	—	47	—	3
Change in net unrealized appreciation (depreciation)	(48,164,255)	1,258,389	4,132,195	6,722,671
Net increase (decrease) in net assets resulting from operations	(93,379,483)	33,644,442	21,525,692	(5,541,097)
Distributions to shareholders:
Net distributions to shareholders	(1,163,840)	(172,110)	(880,150)	(1,172,396)
Return of capital	—	—	—	(285,570)
Total distributions	(1,163,840)	(172,110)	(880,150)	(1,457,966)
Capital share transactions:
Proceeds from shares sold	657,490,189	602,548,452	42,395,726	72,134,546
Cost of shares redeemed	(474,485,478)	(691,883,596)	(49,249,614)	(94,449,661)
Transaction fees (Note 4)	143,801	213,124	14,658	23,992
Net increase (decrease) in net assets resulting from capital transactions	183,148,512	(89,122,020)	(6,839,230)	(22,291,123)
Total increase (decrease) in net assets	88,605,189	(55,649,688)	13,806,312	(29,290,186)
Net assets:
Beginning of year	59,623,954	115,273,642	40,162,874	69,453,060
End of year	$148,229,143	$59,623,954	$53,969,186	$40,162,874
Changes in shares outstanding
Shares outstanding, beginning of year	787,735	1,787,735	2,050,000	3,200,000
Shares sold	27,950,000	10,800,000	1,450,000	3,700,000
Shares repurchased	(17,700,000)	(11,800,000)	(1,750,000)	(4,850,000)
Shares outstanding, end of year	11,037,735	787,735	1,750,000	2,050,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily MSCI Real Estate Bear 3X Shares[1]		Direxion Daily Natural Gas Related Bull 3X Shares[1]
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$262,941	$112,776	$193,090	$27,775
Net realized gain (loss)	(10,911,893)	(1,139,344)	(55,334,795)	8,290,911
Capital gain distributions from regulated investment companies	—	—	—	5
Change in net unrealized (depreciation)	(465,933)	(463,813)	(1,428,509)	(11,657,300)
Net decrease in net assets resulting from operations	(11,114,885)	(1,490,381)	(56,570,214)	(3,338,609)
Distributions to shareholders:
Net distributions to shareholders	(267,942)	(60,011)	(4,621)	—
Total distributions	(267,942)	(60,011)	(4,621)	—
Capital share transactions:
Proceeds from shares sold	19,532,486	20,746,467	125,942,285	67,693,590
Cost of shares redeemed	(11,813,993)	(15,926,838)	(59,661,243)	(85,395,468)
Transaction fees (Note 4)	3,542	4,778	11,931	17,295
Net increase (decrease) in net assets resulting from capital transactions	7,722,035	4,824,407	66,292,973	(17,684,583)
Total increase (decrease) in net assets	(3,660,792)	3,274,015	9,718,138	(21,023,192)
Net assets:
Beginning of year	19,155,704	15,881,689	32,319,363	53,342,555
End of year	$15,494,912	$19,155,704	$42,037,501	$32,319,363
Changes in shares outstanding
Shares outstanding, beginning of year	381,662	281,662	491,504	471,504
Shares sold	510,000	370,000	9,870,000	760,000
Shares repurchased	(290,218)	(270,000)	(3,990,452)	(740,000)
Shares outstanding, end of year	601,444	381,662	6,371,052	491,504

1  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Natural Gas Related Bear 3X Shares		Direxion Daily Pharmaceutical & Medical Bull 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	For the Period November 15, 2017[1] through October 31, 2018
Operations:
Net investment income	$43,011	$33,264	$56,519	$11,338
Net realized gain (loss)	4,753,333	(69,518)	(3,627,426)	(70,723)
Capital gain distributions from regulated investment companies	—	1	—	—
Change in net unrealized appreciation (depreciation)	1,326,026	1,437,807	2,243,918	(584,266)
Net increase (decrease) in net assets resulting from operations	6,122,370	1,401,554	(1,326,989)	(643,651)
Distributions to shareholders:
Net distributions to shareholders	(43,448)	(21,078)	(56,519)	(13,214)
Return of capital	—	—	(2,255)	(1,811)
Total distributions	(43,448)	(21,078)	(58,774)	(15,025)
Capital share transactions:
Proceeds from shares sold	27,557,230	16,576,834	25,022,957	7,643,574
Cost of shares redeemed	(27,474,107)	(19,708,366)	(19,010,589)	(3,006,162)
Transaction fees (Note 4)	8,242	5,912	5,393	601
Net increase (decrease) in net assets resulting from capital transactions	91,365	(3,125,620)	6,017,761	4,638,013
Total increase (decrease) in net assets	6,170,287	(1,745,144)	4,631,998	3,979,337
Net assets:
Beginning of year/period	3,341,835	5,086,979	3,979,337	—
End of year/period	$9,512,122	$3,341,835	$8,611,335	$3,979,337
Changes in shares outstanding
Shares outstanding, beginning of year/period	124,855	174,855	150,001	—
Shares sold	550,000	850,000	1,550,000	250,001
Shares repurchased	(550,000)	(900,000)	(1,150,000)	(100,000)
Shares outstanding, end of year/period	124,855	124,855	550,001	150,001

1  Commencement of operations.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Regional Banks Bull 3X Shares		Direxion Daily Regional Banks Bear 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$415,624	$338,437	$24,021	$14,611
Net realized gain (loss)	(4,416,737)	(3,435,882)	1,363,723	(2,124,955)
Capital gain distributions from regulated investment companies	—	9	—	1
Change in net unrealized appreciation (depreciation)	1,982,475	(6,881,537)	(1,125,977)	1,902,008
Net increase (decrease) in net assets resulting from operations	(2,018,638)	(9,978,973)	261,767	(208,335)
Distributions to shareholders:
Net distributions to shareholders	(422,221)	(330,504)	(24,474)	(10,651)
Total distributions	(422,221)	(330,504)	(24,474)	(10,651)
Capital share transactions:
Proceeds from shares sold	48,793,631	45,462,567	4,553,576	—
Cost of shares redeemed	(55,420,907)	(32,119,131)	(5,708,224)	—
Transaction fees (Note 4)	13,232	7,199	1,194	—
Net increase (decrease) in net assets resulting from capital transactions	(6,614,044)	13,350,635	(1,153,454)	—
Total increase (decrease) in net assets	(9,054,903)	3,041,158	(916,161)	(218,986)
Net assets:
Beginning of year	29,834,800	26,793,642	3,319,193	3,538,179
End of year	$20,779,897	$29,834,800	$2,403,032	$3,319,193
Changes in shares outstanding
Shares outstanding, beginning of year	600,000	400,000	99,988	99,988
Shares sold	1,150,000	600,000	150,000	—
Shares repurchased	(1,250,000)	(400,000)	(149,988)	—
Shares outstanding, end of year	500,000	600,000	100,000	99,988

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Retail Bull 3X Shares		Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	For the Period April 19, 2018[1] through October 31, 2018
Operations:
Net investment income (loss)	$206,453	$173,022	$113,590	$(5,808)
Net realized gain (loss)	(11,226,245)	12,401,094	(2,562,686)	(1,582,103)
Capital gain distributions from regulated investment companies	—	5	—	—
Change in net unrealized appreciation (depreciation)	3,204,903	385,154	4,811,741	(1,060,894)
Net increase (decrease) in net assets resulting from operations	(7,814,889)	12,959,275	2,362,645	(2,648,805)
Distributions to shareholders:
Net distributions to shareholders	(202,633)	(172,548)	(113,962)	—
Return of capital	—	—	(790)	(356)
Total distributions	(202,633)	(172,548)	(114,752)	(356)
Capital share transactions:
Proceeds from shares sold	18,734,063	49,149,827	34,985,576	7,754,092
Cost of shares redeemed	(29,122,763)	(67,315,793)	(20,892,525)	(982,603)
Transaction fees (Note 4)	7,008	17,806	4,683	197
Net increase (decrease) in net assets resulting from capital transactions	(10,381,692)	(18,148,160)	14,097,734	6,771,686
Total increase (decrease) in net assets	(18,399,214)	(5,361,433)	16,345,627	4,122,525
Net assets:
Beginning of year/period	31,366,656	36,728,089	4,122,525	—
End of year/period	$12,967,442	$31,366,656	$20,468,152	$4,122,525
Changes in shares outstanding
Shares outstanding, beginning of year/period	850,012	1,500,012	350,001	—
Shares sold	750,000	1,400,000	3,300,000	400,001
Shares repurchased	(1,050,000)	(2,050,000)	(1,850,000)	(50,000)
Shares outstanding, end of year/period	550,012	850,012	1,800,001	350,001

1  Commencement of operations.
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Biotech Bull 3X Shares		Direxion Daily S&P Biotech Bear 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$3,117,815	$798,372	$1,260,444	$552,328
Net realized gain (loss)	(84,631,541)	129,033,809	(32,367,807)	(28,408,923)
Capital gain distributions from regulated investment companies	—	30	—	—
Change in net unrealized appreciation (depreciation)	18,963,385	(218,163,977)	5,894,740	27,590,683
Net decrease in net assets resulting from operations	(62,550,341)	(88,331,766)	(25,212,623)	(265,912)
Distributions to shareholders:
Net distributions to shareholders	(3,328,781)	(1,346,096)	(1,288,408)	(402,269)
Total distributions	(3,328,781)	(1,346,096)	(1,288,408)	(402,269)
Capital share transactions:
Proceeds from shares sold	1,251,672,218	1,616,966,525	630,655,426	477,426,100
Cost of shares redeemed	(1,291,076,924)	(1,314,398,252)	(578,187,535)	(519,079,254)
Transaction fees (Note 4)	263,748	284,452	173,783	155,719
Net increase (decrease) in net assets resulting from capital transactions	(39,140,958)	302,852,725	52,641,674	(41,497,435)
Total increase (decrease) in net assets	(105,020,080)	213,174,863	26,140,643	(42,165,616)
Net assets:
Beginning of year	592,472,275	379,297,412	56,195,713	98,361,329
End of year	$487,452,195	$592,472,275	$82,336,356	$56,195,713
Changes in shares outstanding
Shares outstanding, beginning of year	12,011,600	4,961,600	1,434,536	1,950,000
Shares sold	28,500,000	21,600,000	26,150,000	16,195,000
Shares repurchased	(27,400,000)	(14,550,000)	(23,550,000)	(16,710,464)
Shares outstanding, end of year	13,111,600	12,011,600	4,034,536	1,434,536

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares[1]		Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares[2]
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$2,127,020	$270,211	$343,856	$450,758
Net realized gain (loss)	(308,986,613)	58,893,104	39,293,317	(24,723,506)
Capital gain distributions from regulated investment companies	—	26	—	16
Change in net unrealized appreciation (depreciation)	(36,472,947)	(34,974,820)	5,048,181	19,939,093
Net increase (decrease) in net assets resulting from operations	(343,332,540)	24,188,521	44,685,354	(4,333,639)
Distributions to shareholders:
Net distributions to shareholders	(2,084,795)	(33,032)	(419,941)	(311,454)
Total distributions	(2,084,795)	(33,032)	(419,941)	(311,454)
Capital share transactions:
Proceeds from shares sold	805,131,458	464,105,110	427,638,686	390,730,811
Cost of shares redeemed	(422,723,234)	(461,427,295)	(478,507,159)	(373,852,024)
Transaction fees (Note 4)	87,718	98,593	143,549	112,156
Net increase (decrease) in net assets resulting from capital transactions	382,495,942	2,776,408	(50,724,924)	16,990,943
Total increase (decrease) in net assets	37,078,607	26,931,897	(6,459,511)	12,345,850
Net assets:
Beginning of year	156,654,797	129,722,900	42,465,220	30,119,370
End of year	$193,733,404	$156,654,797	$36,005,709	$42,465,220
Changes in shares outstanding
Shares outstanding, beginning of year	715,948	530,948	975,961	365,961
Shares sold	12,855,000	1,585,000	6,600,000	9,700,000
Shares repurchased	(6,405,000)	(1,400,000)	(7,170,164)	(9,090,000)
Shares outstanding, end of year	7,165,948	715,948	405,797	975,961

1  Effective November 22, 2019, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

2  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Semiconductor Bull 3X Shares		Direxion Daily Semiconductor Bear 3X Shares[1]
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$4,509,879	$3,993,485	$2,256,044	$418,068
Net realized gain (loss)	206,906,652	111,619,851	(129,163,610)	13,806,086
Capital gain distributions from regulated investment companies	—	18	—	15
Change in net unrealized appreciation (depreciation)	330,153,026	(286,628,788)	(44,446,546)	3,980,856
Net increase (decrease) in net assets resulting from operations	541,569,557	(171,015,434)	(171,354,112)	18,205,025
Distributions to shareholders:
Net distributions to shareholders	(4,789,744)	(4,050,292)	(2,077,527)	(295,359)
Total distributions	(4,789,744)	(4,050,292)	(2,077,527)	(295,359)
Capital share transactions:
Proceeds from shares sold	852,170,230	1,232,025,871	732,163,564	187,830,290
Cost of shares redeemed	(1,338,139,932)	(999,576,546)	(386,946,232)	(189,252,708)
Transaction fees (Note 4)	272,057	210,103	116,076	56,776
Net increase (decrease) in net assets resulting from capital transactions	(485,697,645)	232,659,428	345,333,408	(1,365,642)
Total increase in net assets	51,082,168	57,593,702	171,901,769	16,544,024
Net assets:
Beginning of year	582,998,208	525,404,506	65,459,233	48,915,209
End of year	$634,080,376	$582,998,208	$237,361,002	$65,459,233
Changes in shares outstanding
Shares outstanding, beginning of year	5,800,004	3,550,004	490,977	300,977
Shares sold	6,700,000	8,550,000	13,660,000	1,750,000
Shares repurchased	(9,300,000)	(6,300,000)	(6,415,496)	(1,560,000)
Shares outstanding, end of year	3,200,004	5,800,004	7,735,481	490,977

1  Effective June 28, 2019, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Technology Bull 3X Shares		Direxion Daily Technology Bear 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$1,839,825	$1,883,593	$657,704	$209,394
Net realized gain (loss)	67,533,099	144,800,199	(29,956,689)	(14,625,586)
Capital gain distributions from regulated investment companies	—	4	—	5
Change in net unrealized appreciation (depreciation)	214,542,734	(48,439,888)	(10,035,980)	5,253,098
Net increase (decrease) in net assets resulting from operations	283,915,658	98,243,908	(39,334,965)	(9,163,089)
Distributions to shareholders:
Net distributions to shareholders	(2,488,495)	(2,434,594)	(638,259)	(153,226)
Total distributions	(2,488,495)	(2,434,594)	(638,259)	(153,226)
Capital share transactions:
Proceeds from shares sold	175,645,528	1,256,032,409	104,975,005	55,273,590
Cost of shares redeemed	(353,667,987)	(1,133,021,000)	(39,022,492)	(30,036,286)
Transaction fees (Note 4)	85,195	329,393	11,708	9,009
Net increase (decrease) in net assets resulting from capital transactions	(177,937,264)	123,340,802	65,964,221	25,246,313
Total increase in net assets	103,489,899	219,150,116	25,990,997	15,929,998
Net assets:
Beginning of year	671,150,785	452,000,669	33,348,942	17,418,944
End of year	$774,640,684	$671,150,785	$59,339,939	$33,348,942
Changes in shares outstanding
Shares outstanding, beginning of year	5,350,000	4,200,000	1,503,291	473,548
Shares sold	1,350,000	8,500,000	7,150,000	2,260,000
Shares repurchased	(2,500,000)	(7,350,000)	(2,450,000)	(1,230,257)
Shares outstanding, end of year	4,200,000	5,350,000	6,203,291	1,503,291

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily Transportation Bull 3X Shares		Direxion Daily Utilities Bull 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$58,369	$45,061	$119,821	$152,948
Net realized gain (loss)	(41,948)	738,163	1,225,302	(29,270)
Net increase from payments by affiliates	—	—	183,387	—
Capital gain distributions from regulated investment companies	—	—	—	1
Change in net unrealized appreciation (depreciation)	1,975,401	(1,929,202)	1,595,340	(189,796)
Net increase (decrease) in net assets resulting from operations	1,991,822	(1,145,978)	3,123,850	(66,117)
Distributions to shareholders:
Net distributions to shareholders	(56,931)	(493,856)	(122,979)	(153,771)
Total distributions	(56,931)	(493,856)	(122,979)	(153,771)
Capital share transactions:
Proceeds from shares sold	17,240,530	18,377,636	19,227,816	20,361,134
Cost of shares redeemed	(26,279,036)	(8,834,617)	(10,373,713)	(19,086,317)
Transaction fees (Note 4)	5,256	1,767	2,752	3,941
Net increase (decrease) in net assets resulting from capital transactions	(9,033,250)	9,544,786	8,856,855	1,278,758
Total increase (decrease) in net assets	(7,098,359)	7,904,952	11,857,726	1,058,870
Net assets:
Beginning of year	10,849,478	2,944,526	4,171,570	3,112,700
End of year	$3,751,119	$10,849,478	$16,029,296	$4,171,570
Changes in shares outstanding
Shares outstanding, beginning of year	400,001	100,001	150,001	100,001
Shares sold	750,000	550,000	450,000	850,000
Shares repurchased	(1,000,000)	(250,000)	(250,000)	(800,000)
Shares outstanding, end of year	150,001	400,001	350,001	150,001

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 7-10 Year Treasury Bull 3X Shares		Direxion Daily 7-10 Year Treasury Bear 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$151,087	$51,809	$213,414	$107,691
Net realized gain (loss)	812,009	(696,058)	(1,784,147)	1,533,475
Capital gain distributions from regulated investment companies	—	2	—	7
Change in net unrealized appreciation (depreciation)	2,660,763	(352,422)	(4,077,705)	819,977
Net increase (decrease) in net assets resulting from operations	3,623,859	(996,669)	(5,648,438)	2,461,150
Distributions to shareholders:
Net distributions to shareholders	(144,179)	(47,883)	(212,425)	(31,172)
Total distributions	(144,179)	(47,883)	(212,425)	(31,172)
Capital share transactions:
Proceeds from shares sold	19,768,033	—	1,740,934	—
Cost of shares redeemed	(7,473,824)	(1,982,881)	(4,961,938)	(10,968,478)
Transaction fees (Note 4)	2,242	595	1,488	3,291
Net increase (decrease) in net assets resulting from capital transactions	12,296,451	(1,982,286)	(3,219,516)	(10,965,187)
Total increase (decrease) in net assets	15,776,131	(3,026,838)	(9,080,379)	(8,535,209)
Net assets:
Beginning of year	5,824,141	8,850,979	20,189,094	28,724,303
End of year	$21,600,272	$5,824,141	$11,108,715	$20,189,094
Changes in shares outstanding
Shares outstanding, beginning of year	150,000	200,000	1,300,000	2,050,000
Shares sold	400,000	—	150,000	—
Shares repurchased	(150,000)	(50,000)	(400,000)	(750,000)
Shares outstanding, end of year	400,000	150,000	1,050,000	1,300,000

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Statements of Changes in Net Assets

	Direxion Daily 20+ Year Treasury Bull 3X Shares		Direxion Daily 20+ Year Treasury Bear 3X Shares
	Year Ended October 31, 2019	Year Ended October 31, 2018	Year Ended October 31, 2019	Year Ended October 31, 2018
Operations:
Net investment income	$1,844,152	$1,276,363	$2,755,727	$2,076,660
Net realized gain (loss)	24,430,398	(10,227,467)	(65,156,078)	(3,795,088)
Capital gain distributions from regulated investment companies	—	4	—	112
Change in net unrealized appreciation (depreciation)	50,452,493	(17,918,830)	(92,949,283)	70,730,672
Net increase (decrease) in net assets resulting from operations	76,727,043	(26,869,930)	(155,349,634)	69,012,356
Distributions to shareholders:
Net distributions to shareholders	(1,822,129)	(1,338,321)	(2,833,079)	(1,039,498)
Total distributions	(1,822,129)	(1,338,321)	(2,833,079)	(1,039,498)
Capital share transactions:
Proceeds from shares sold	421,298,642	206,751,075	129,296,413	222,392,527
Cost of shares redeemed	(407,652,237)	(168,055,988)	(193,033,207)	(316,752,213)
Transaction fees (Note 4)	114,204	39,180	58,065	95,025
Net increase (decrease) in net assets resulting from capital transactions	13,760,609	38,734,267	(63,678,729)	(94,264,661)
Total increase (decrease) in net assets	88,665,523	10,526,016	(221,861,442)	(26,291,803)
Net assets:
Beginning of year	100,873,044	90,347,028	345,100,113	371,391,916
End of year	$189,538,567	$100,873,044	$123,238,671	$345,100,113
Changes in shares outstanding
Shares outstanding, beginning of year	6,400,000	4,350,000	15,099,789	19,399,789
Shares sold	15,250,000	11,050,000	8,700,000	11,250,000
Shares repurchased	(15,200,000)	(9,000,000)	(12,300,000)	(15,550,000)
Shares outstanding, end of year	6,450,000	6,400,000	11,499,789	15,099,789

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Mid Cap Bull 3X Shares
For the Year Ended October 31, 2019	$38.45	$0.30	$0.35	$3.84	$4.14	$(0.34)	$—	$—	$(0.34)	$42.25	11.04%	$46,481	1.08%	1.12%	0.75%	0.95%	0.99%	0.88%	23%
For the Year Ended October 31, 2018	$42.92	0.22	0.29	(3.42)	(3.20)	(0.10)	(1.17)	—	(1.27)	$38.45	(7.90)%	$57,678	1.10%	1.13%	0.46%	0.95%	0.98%	0.61%	39%
For the Year Ended October 31, 2017	$24.95	(0.06)	(0.03)	18.64	18.58	—	(0.61)	—	(0.61)	$42.92	75.11%	$62,242	1.04%	1.09%	(0.18)%	0.95%	1.00%	(0.09)%	130%
For the Year Ended October 31, 2016	$23.15	(0.18)	(0.17)	1.98	1.80	—	—	—	—	$24.95	7.78%	$46,170	0.99%	1.06%	(0.78)%	0.95%	1.02%	(0.74)%	171%
For the Year Ended October 31, 2015	$22.86	(0.22)	(0.22)	0.51	0.29	—	—	—	—	$23.15	1.27%	$69,466	0.96%	0.99%	(0.88)%	0.95%	0.98%	(0.87)%	103%
Direxion Daily Mid Cap Bear 3X Shares[11]
For the Year Ended October 31, 2019	$70.05	0.78	0.83	(21.35)	(20.57)	(0.77)	—	—	(0.77)	$48.71	(29.54)%	$3,060	1.03%	1.63%	1.31%	0.95%	1.55%	1.39%	0%
For the Year Ended October 31, 2018	$75.85	0.35	0.40	(6.05)	(5.70)	(0.10)	—	—	(0.10)	$70.05	(7.53)%	$4,404	0.97%	1.46%	0.60%	0.95%	1.44%	0.62%	0%
For the Year Ended October 31, 2017	$150.10	(0.30)	(0.30)	(73.95)	(74.25)	—	—	—	—	$75.85	(49.47)%	$6,288	0.96%	1.29%	(0.30)%	0.95%	1.28%	(0.29)%	0%
For the Year Ended October 31, 2016	$212.30	(1.50)	(1.50)	(60.70)	(62.20)	—	—	—	—	$150.10	(29.30)%	$10,941	0.97%	1.23%	(0.80)%	0.95%	1.21%	(0.78)%	0%
For the Year Ended October 31, 2015	$270.60	(2.10)	(2.05)	(56.20)	(58.30)	—	—	—	—	$212.30	(21.54)%	$11,227	0.95%	1.23%	(0.93)%	0.95%	1.23%	(0.93)%	0%
Direxion Daily S&P 500® Bull 3X Shares
For the Year Ended October 31, 2019	$43.04	0.45	0.56	12.26	12.71	(0.50)	—	—	(0.50)	$55.25	29.95%	$947,851	1.19%	1.19%	0.98%	0.95%	0.95%	1.22%	86%
For the Year Ended October 31, 2018	$40.86	0.31	0.34	3.71	4.02	(0.24)	(1.60)	—	(1.84)	$43.04	9.74%	$992,232	1.00%	1.00%	0.68%	0.95%	0.95%	0.73%	95%
For the Year Ended October 31, 2017	$22.92	0.01	0.03	17.93	17.94	—	—	—	—	$40.86	78.31%	$692,851	1.01%	1.00%	0.03%	0.95%	0.94%	0.09%	99%
For the Year Ended October 31, 2016	$21.92	(0.18)	(0.16)	1.18	1.00	—	—	—	—	$22.92	4.56%	$458,407	1.02%	1.02%	(0.85)%	0.95%	0.95%	(0.78)%	187%
For the Year Ended October 31, 2015	$20.63	(0.20)	(0.20)	1.49	1.29	—	—	—	—	$21.92	6.24%	$574,270	0.97%	0.96%	(0.93)%	0.95%	0.94%	(0.91)%	254%
Direxion Daily S&P 500® Bear 3X Shares
For the Year Ended October 31, 2019	$25.92	0.29	0.29	(9.86)	(9.57)	(0.29)	—	—	(0.29)	$16.06	(37.21)%	$488,984	0.96%	0.96%	1.44%	0.95%	0.95%	1.45%	0%
For the Year Ended October 31, 2018	$33.94	0.18	0.18	(8.12)	(7.94)	(0.08)	—	—	(0.08)	$25.92	(23.38)%	$267,114	0.95%	0.96%	0.68%	0.94%	0.95%	0.69%	1%
For the Year Ended October 31, 2017	$64.65	(0.13)	(0.13)	(30.58)	(30.71)	—	—	—	—	$33.94	(47.50)%	$381,925	0.93%	0.96%	(0.28)%	0.93%	0.96%	(0.28)%	7%
For the Year Ended October 31, 2016	$83.45	(0.55)	(0.55)	(18.25)	(18.80)	—	—	—	—	$64.65	(22.53)%	$562,025	0.95%	0.97%	(0.78)%	0.94%	0.96%	(0.77)%	0%
For the Year Ended October 31, 2015	$112.65	(0.90)	(0.90)	(28.30)	(29.20)	—	—	—	—	$83.45	(25.92)%	$368,523	0.95%	0.96%	(0.94)%	0.95%	0.96%	(0.94)%	0%
Direxion Daily Small Cap Bull 3X Shares
For the Year Ended October 31, 2019	$61.79	0.32	0.46	(2.17)	(1.85)	(0.30)	—	—	(0.30)	$59.64	(2.88)%	$730,592	1.18%	1.17%	0.56%	0.95%	0.94%	0.79%	53%
For the Year Ended October 31, 2018	$66.18	0.20	0.31	(4.47)	(4.27)	(0.12)	—	—	(0.12)	$61.79	(6.49)%	$883,562	1.10%	1.12%	0.26%	0.95%	0.97%	0.41%	51%
For the Year Ended October 31, 2017	$34.41	(0.11)	(0.07)	31.88	31.77	—	—	—	—	$66.18	92.36%	$658,510	1.02%	1.03%	(0.21)%	0.95%	0.96%	(0.14)%	185%
For the Year Ended October 31, 2016	$34.44	(0.24)	(0.23)	0.21	(0.03)	—	—	—	—	$34.41	(0.09)%	$729,433	0.99%	1.01%	(0.78)%	0.95%	0.97%	(0.74)%	0%
For the Year Ended October 31, 2015	$37.88	(0.35)	(0.34)	(2.86)	(3.20)	—	(0.24)	—	(0.24)	$34.44	(8.50)%	$836,739	0.97%	0.98%	(0.88)%	0.95%	0.97%	(0.86)%	4,838%
Direxion Daily Small Cap Bear 3X Shares[11]
For the Year Ended October 31, 2019	$57.80	0.68	0.70	(14.58)	(13.90)	(0.71)	—	—	(0.71)	$43.19	(24.30)%	$321,403	0.99%	0.99%	1.36%	0.95%	0.95%	1.40%	0%
For the Year Ended October 31, 2018	$66.50	0.40	0.40	(8.85)	(8.45)	(0.25)	—	—	(0.25)	$57.80	(12.65)%	$282,984	0.95%	0.96%	0.73%	0.95%	0.96%	0.73%	0%
For the Year Ended October 31, 2017	$153.65	(0.20)	(0.20)	(86.95)	(87.15)	—	—	—	—	$66.50	(56.72)%	$647,079	0.96%	0.98%	(0.23)%	0.95%	0.97%	(0.22)%	0%
For the Year Ended October 31, 2016	$218.85	(1.45)	(1.45)	(63.75)	(65.20)	—	—	—	—	$153.65	(29.79)%	$586,011	0.97%	1.00%	(0.79)%	0.95%	0.98%	(0.77)%	0%
For the Year Ended October 31, 2015	$270.80	(2.10)	(2.10)	(49.85)	(51.95)	—	—	—	—	$218.85	(19.18)%	$504,280	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	0%
Direxion Daily FTSE China Bull 3X Shares
For the Year Ended October 31, 2019	$17.85	0.22	0.24	0.20	0.42	(0.22)	—	—	(0.22)	$18.05	2.23%	$329,403	1.05%	1.07%	1.12%	0.95%	0.97%	1.22%	142%
For the Year Ended October 31, 2018	$32.66	0.48	0.50	(14.78)	(14.30)	(0.51)	—	—	(0.51)	$17.85	(44.39)%	$307,058	1.02%	1.05%	1.63%	0.95%	0.98%	1.70%	158%
For the Year Ended October 31, 2017	$17.25	(0.09)	(0.07)	15.50	15.41	—	—	—	—	$32.66	89.33%	$236,786	1.03%	1.08%	(0.41)%	0.95%	1.00%	(0.33)%	112%
For the Year Ended October 31, 2016	$21.73	(0.10)	(0.10)	(4.38)	(4.48)	—	—	—	—	$17.25	(20.62)%	$150,955	0.99%	1.04%	(0.67)%	0.95%	1.00%	(0.63)%	80%
For the Year Ended October 31, 2015	$31.65	(0.27)	(0.26)	(9.58)	(9.85)	—	(0.07)	—	(0.07)	$21.73	(31.19)%	$159,741	0.97%	1.00%	(0.80)%	0.95%	0.98%	(0.78)%	71%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily FTSE China Bear 3X Shares
For the Year Ended October 31, 2019	$71.04	$0.65	$0.71	$(21.04)	$(20.39)	$(0.71)	$—	$—	$(0.71)	$49.94	(28.74)%	$78,771	1.05%	1.09%	1.27%	0.95%	0.99%	1.37%	0%
For the Year Ended October 31, 2018	$65.30	0.39	0.43	5.52	5.91	(0.17)	—	—	(0.17)	$71.04	9.14%	$80,084	1.02%	1.08%	0.69%	0.95%	1.01%	0.76%	0%
For the Year Ended October 31, 2017	$154.50	(0.30)	(0.30)	(88.90)	(89.20)	—	—	—	—	$65.30	(57.73)%	$40,664	0.96%	1.05%	(0.28)%	0.95%	1.04%	(0.27)%	0%
For the Year Ended October 31, 2016	$216.50	(1.80)	(1.70)	(60.20)	(62.00)	—	—	—	—	$154.50	(28.64)%	$67,613	1.01%	1.09%	(0.84)%	0.95%	1.03%	(0.78)%	0%
For the Year Ended October 31, 2015	$360.50	(2.00)	(2.00)	(142.00)	(144.00)	—	—	—	—	$216.50	(39.95)%	$106,669	0.97%	1.05%	(0.95)%	0.95%	1.03%	(0.93)%	0%
Direxion Daily FTSE Europe Bull 3X Shares
For the Year Ended October 31, 2019	$24.54	0.36	0.42	4.79	5.15	(0.42)	—	—	(0.42)	$29.27	21.25%	$27,804	1.18%	1.20%	1.41%	0.95%	0.97%	1.64%	111%
For the Year Ended October 31, 2018	$36.99	0.54	0.56	(12.34)	(11.80)	(0.65)	—	—	(0.65)	$24.54	(32.39)%	$46,632	1.00%	0.98%	1.52%	0.95%	0.93%	1.57%	54%
For the Year Ended October 31, 2017	$18.88	0.22	0.25	17.89	18.11	—	—	—	—	$36.99	95.92%	$64,737	1.03%	1.06%	0.78%	0.95%	0.98%	0.86%	0%
For the Year Ended October 31, 2016	$27.78	(0.15)	(0.15)	(8.75)	(8.90)	—	—	—	—	$18.88	(32.04)%	$26,433	0.97%	1.04%	(0.69)%	0.95%	1.02%	(0.67)%	210%
For the Year Ended October 31, 2015	$32.10	(0.10)	(0.10)	(4.17)	(4.27)	(0.05)	—	—	(0.05)	$27.78	(13.33)%	$51,389	0.95%	0.96%	(0.31)%	0.95%	0.96%	(0.31)%	0%
Direxion Daily Latin America Bull 3X Shares
For the Year Ended October 31, 2019	$23.74	0.21	0.25	(3.33)	(3.12)	(0.25)	—	—	(0.25)	$20.37	(13.19)%	$8,537	1.16%	1.34%	0.95%	0.95%	1.13%	1.16%	302%
For the Year Ended October 31, 2018	$31.54	0.29	0.31	(7.87)	(7.58)	(0.21)	—	(0.01)	(0.22)	$23.74	(24.04)%	$13,512	1.03%	1.19%	0.99%	0.95%	1.11%	1.07%	56%
For the Year Ended October 31, 2017	$28.79	(0.08)	(0.04)	2.83	2.75	—	—	—	—	$31.54	9.55%	$14,796	1.12%	1.35%	(0.30)%	0.95%	1.18%	(0.13)%	58%
For the Year Ended October 31, 2016	$16.48	(0.16)	(0.14)	12.47	12.31	—	—	—	—	$28.79	74.70%	$17,823	1.06%	1.36%	(0.87)%	0.95%	1.25%	(0.76)%	101%
For the Year Ended October 31, 2015	$74.16	(0.30)	(0.30)	(57.38)	(57.68)	—	—	—	—	$16.48	(77.78)%	$10,216	0.96%	1.15%	(0.87)%	0.95%	1.14%	(0.86)%	0%
Direxion Daily MSCI Brazil Bull 3X Shares
For the Year Ended October 31, 2019	$29.40	0.31	0.43	2.54	2.85	(0.35)	—	—	(0.35)	$31.90	9.85%	$413,185	1.35%	1.33%	1.04%	0.95%	0.93%	1.44%	208%
For the Year Ended October 31, 2018	$40.29	0.40	0.45	(10.88)	(10.48)	(0.39)	—	(0.02)	(0.41)	$29.40	(25.98)%	$407,268	1.15%	1.14%	1.54%	0.95%	0.94%	1.74%	133%
For the Year Ended October 31, 2017	$47.45	(0.03)	0.04	(7.13)	(7.16)	—	—	—	—	$40.29	(15.09)%	$153,270	1.13%	1.15%	(0.08)%	0.95%	0.97%	0.10%	42%
For the Year Ended October 31, 2016	$16.48	(0.15)	(0.12)	31.12	30.97	—	—	—	—	$47.45	187.92%	$78,470	1.10%	1.17%	(0.77)%	0.95%	1.02%	(0.62)%	164%
For the Year Ended October 31, 2015	$151.00	(0.40)	(0.40)	(134.12)	(134.52)	—	—	—	—	$16.48	(89.09)%	$41,284	0.95%	1.04%	(0.92)%	0.95%	1.04%	(0.92)%	56%
Direxion Daily MSCI Developed Markets Bull 3X Shares
For the Year Ended October 31, 2019	$55.23	1.03	1.12	11.22	12.25	(0.97)	—	(0.00)[10]	(0.97)	$66.51	22.54%	$16,627	1.11%	1.49%	1.76%	0.95%	1.33%	1.92%	99%
For the Year Ended October 31, 2018	$79.38	0.95	1.00	(23.54)	(22.59)	(1.22)	(0.34)	—	(1.56)	$55.23	(29.03)%	$19,332	1.01%	1.18%	1.22%	0.95%	1.12%	1.28%	30%
For the Year Ended October 31, 2017	$44.52	0.17	0.21	34.69	34.86	—	—	—	—	$79.38	78.30%	$31,750	1.02%	1.27%	0.28%	0.95%	1.20%	0.35%	87%
For the Year Ended October 31, 2016	$55.47	(0.05)	(0.04)	(10.90)	(10.95)	—	—	—	—	$44.52	(19.74)%	$17,806	0.96%	1.22%	(0.11)%	0.95%	1.21%	(0.10)%	188%
For the Year Ended October 31, 2015	$65.42	(0.46)	(0.44)	(9.49)	(9.95)	—	—	—	—	$55.47	(15.21)%	$33,284	0.98%	1.12%	(0.72)%	0.95%	1.10%	(0.69)%	276%
Direxion Daily MSCI Developed Markets Bear 3X Shares
For the Year Ended October 31, 2019	$15.86	0.19	0.19	(4.70)	(4.51)	(0.25)	—	—	(0.25)	$11.10	(28.69)%	$2,607	0.96%	2.48%	1.39%	0.95%	2.47%	1.40%	0%
For the Year Ended October 31, 2018	$13.08	0.09	0.09	2.75	2.84	(0.06)	—	—	(0.06)	$15.86	21.82%	$3,727	0.96%	2.54%	0.70%	0.95%	2.53%	0.71%	0%
For the Year Ended October 31, 2017	$25.28	(0.07)	(0.06)	(12.13)	(12.20)	—	—	—	—	$13.08	(48.26)%	$3,728	0.97%	2.28%	(0.35)%	0.95%	2.26%	(0.33)%	0%
For the Year Ended October 31, 2016	$28.83	(0.25)	(0.24)	(3.30)	(3.55)	—	—	—	—	$25.28	(12.31)%	$8,468	0.99%	1.79%	(0.84)%	0.95%	1.75%	(0.80)%	0%
For the Year Ended October 31, 2015	$32.48	(0.29)	(0.29)	(3.36)	(3.65)	—	—	—	—	$28.83	(11.24)%	$11,097	0.96%	1.83%	(0.95)%	0.95%	1.82%	(0.94)%	0%
Direxion Daily MSCI Emerging Markets Bull 3X Shares
For the Year Ended October 31, 2019	$62.74	0.90	0.96	10.28	11.18	(0.87)	—	—	(0.87)	$73.05	17.72%	$188,596	1.04%	1.06%	1.24%	0.95%	0.97%	1.33%	66%
For the Year Ended October 31, 2018	$115.85	1.02	1.05	(53.34)	(52.32)	(0.77)	—	(0.02)	(0.79)	$62.74	(45.51)%	$202,745	0.98%	0.99%	0.94%	0.95%	0.96%	0.97%	136%
For the Year Ended October 31, 2017	$62.59	(0.37)	(0.28)	53.63	53.26	—	—	—	—	$115.85	85.09%	$275,919	1.06%	1.08%	(0.47)%	0.95%	0.97%	(0.36)%	38%
For the Year Ended October 31, 2016	$57.28	(0.42)	(0.40)	5.73	5.31	—	—	—	—	$62.59	9.27%	$195,996	0.99%	1.03%	(0.83)%	0.95%	0.99%	(0.79)%	162%
For the Year Ended October 31, 2015	$110.88	(0.68)	(0.68)	(52.92)	(53.60)	—	—	—	—	$57.28	(48.34)%	$182,247	0.96%	0.95%	(0.78)%	0.95%	0.95%	(0.77)%	226%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily MSCI Emerging Markets Bear 3X Shares
For the Year Ended October 31, 2019	$64.78	$0.63	$0.67	$(22.66)	$(22.03)	$(0.73)	$—	$—	$(0.73)	$42.02	(34.15)%	$62,837	1.02%	1.08%	1.32%	0.95%	1.01%	1.39%	0%
For the Year Ended October 31, 2018	$50.55	0.30	0.32	14.09	14.39	(0.16)	—	—	(0.16)	$64.78	28.60%	$90,383	0.99%	1.03%	0.64%	0.95%	0.99%	0.68%	0%
For the Year Ended October 31, 2017	$114.55	(0.20)	(0.20)	(63.80)	(64.00)	—	—	—	—	$50.55	(55.87)%	$84,166	0.96%	1.00%	(0.26)%	0.95%	0.99%	(0.25)%	0%
For the Year Ended October 31, 2016	$202.20	(1.30)	(1.25)	(86.35)	(87.65)	—	—	—	—	$114.55	(43.35)%	$143,830	0.97%	1.02%	(0.79)%	0.95%	1.00%	(0.77)%	0%
For the Year Ended October 31, 2015	$163.65	(1.70)	(1.70)	40.25	38.55	—	—	—	—	$202.20	23.56%	$124,472	0.96%	0.98%	(0.94)%	0.95%	0.97%	(0.93)%	0%
Direxion Daily MSCI India Bull 3X Shares
For the Year Ended October 31, 2019	$51.51	0.60	0.67	15.20	15.80	(0.57)	—	—	(0.57)	$66.74	30.61%	$83,398	1.05%	1.03%	0.92%	0.95%	0.93%	1.02%	111%
For the Year Ended October 31, 2018	$95.50	0.09	0.14	(43.76)	(43.67)	(0.24)	—	(0.08)	(0.32)	$51.51	(45.89)%	$100,427	1.01%	0.99%	0.11%	0.95%	0.93%	0.17%	59%
For the Year Ended October 31, 2017	$57.82	(0.34)	(0.28)	38.02	37.68	—	—	—	—	$95.50	65.17%	$105,023	1.04%	1.07%	(0.49)%	0.95%	0.98%	(0.40)%	15%
For the Year Ended October 31, 2016	$58.32	(0.30)	(0.29)	(0.20)	(0.50)	—	—	—	—	$57.82	(0.86)%	$75,147	0.97%	1.03%	(0.60)%	0.95%	1.01%	(0.58)%	119%
For the Year Ended October 31, 2015	$101.88	(0.56)	(0.56)	(43.00)	(43.56)	—	—	—	—	$58.32	(42.76)%	$94,040	0.96%	0.98%	(0.69)%	0.95%	0.97%	(0.68)%	355%
Direxion Daily MSCI Japan Bull 3X Shares
For the Year Ended October 31, 2019	$54.23	0.58	0.59	6.50	7.08	(0.50)	—	—	(0.50)	$60.81	13.24%	$9,121	0.97%	1.35%	1.13%	0.95%	1.33%	1.15%	82%
For the Year Ended October 31, 2018	$71.93	0.14	0.17	(17.70)	(17.56)	(0.14)	—	—	(0.14)	$54.23	(24.47)%	$13,557	1.00%	1.11%	0.18%	0.95%	1.06%	0.23%	6%
For the Year Ended October 31, 2017	$46.28	(0.19)	(0.16)	25.84	25.65	—	—	—	—	$71.93	55.42%	$14,385	1.02%	1.58%	(0.37)%	0.95%	1.51%	(0.30)%	0%
For the Year Ended October 31, 2016	$47.32	(0.20)	(0.20)	(0.84)	(1.04)	—	—	—	—	$46.28	(2.20)%	$11,569	0.96%	1.41%	(0.50)%	0.95%	1.40%	(0.49)%	204%
For the Year Ended October 31, 2015	$48.91	(0.27)	(0.26)	(1.32)	(1.59)	—	—	—	—	$47.32	(3.25)%	$14,196	0.96%	1.30%	(0.53)%	0.95%	1.29%	(0.52)%	17%
Direxion Daily MSCI Mexico Bull 3X Shares
For the Year Ended October 31, 2019	$10.69	0.17	0.18	0.19	0.36	(0.19)	—	—	(0.19)	$10.86	3.42%	$11,400	1.05%	1.20%	1.69%	0.95%	1.10%	1.79%	325%
For the Year Ended October 31, 2018	$21.83	0.29	0.29	(10.88)	(10.59)	(0.55)	—	—	(0.55)	$10.69	(49.66)%	$4,809	0.96%	1.13%	1.50%	0.95%	1.12%	1.51%	140%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.04	0.04	(3.21)	(3.17)	—	—	—	—	$21.83	(12.68)%	$3,274	0.96%	2.74%	0.30%	0.95%	2.73%	0.29%	647%
Direxion Daily MSCI South Korea Bull 3X Shares
For the Year Ended October 31, 2019	$24.13	0.16	0.18	(2.78)	(2.62)	(0.19)	—	—	(0.19)	$21.32	(10.93)%	$25,580	1.04%	1.10%	0.71%	0.95%	1.01%	0.80%	149%
For the Year Ended October 31, 2018	$60.22	0.36	0.39	(34.01)	(33.65)	(0.60)	(1.84)	—	(2.44)	$24.13	(58.26)%	$22,924	1.03%	1.16%	0.76%	0.95%	1.08%	0.84%	96%
For the Year Ended October 31, 2017	$26.57	(0.21)	(0.21)	33.86	33.65	—	—	—	—	$60.22	126.65%	$12,044	0.97%	1.35%	(0.53)%	0.95%	1.33%	(0.51)%	88%
For the Year Ended October 31, 2016	$28.24	(0.21)	(0.21)	(1.46)	(1.67)	—	—	—	—	$26.57	(5.91)%	$3,985	0.97%	1.67%	(0.87)%	0.95%	1.65%	(0.85)%	266%
For the Year Ended October 31, 2015	$38.87	(0.30)	(0.30)	(10.33)	(10.63)	—	—	—	—	$28.24	(27.35)%	$4,235	0.96%	1.76%	(0.95)%	0.95%	1.75%	(0.94)%	45%
Direxion Daily Russia Bull 3X Shares
For the Year Ended October 31, 2019	$36.69	1.13	1.27	17.14	18.27	(0.91)	—	—	(0.91)	$54.05	50.52%	$76,642	1.25%	1.25%	2.79%	0.92%	0.92%	3.12%	8%
For the Year Ended October 31, 2018	$48.86	0.86	0.90	(11.82)	(10.96)	(0.90)	—	(0.31)	(1.21)	$36.69	(23.20)%	$147,417	1.00%	1.00%	1.91%	0.90%	0.90%	2.01%	93%
For the Year Ended October 31, 2017	$33.69	(0.32)	(0.25)	15.49	15.17	—	—	—	—	$48.86	45.03%	$142,583	1.11%	1.07%	(0.74)%	0.94%	0.90%	(0.57)%	65%
For the Year Ended October 31, 2016	$31.84	(0.25)	(0.22)	2.10	1.85	—	—	—	—	$33.69	5.81%	$160,631	1.06%	1.04%	(0.91)%	0.95%	0.93%	(0.80)%	179%
For the Year Ended October 31, 2015	$126.96	(0.42)	(0.42)	(94.66)	(95.08)	—	(0.04)	—	(0.04)	$31.84	(74.90)%	$197,193	0.97%	0.96%	(0.96)%	0.95%	0.94%	(0.94)%	299%
Direxion Daily Russia Bear 3X Shares
For the Year Ended October 31, 2019	$18.31	0.17	0.18	(9.26)	(9.09)	(0.20)	—	—	(0.20)	$9.02	(50.03)%	$21,609	0.99%	1.05%	1.37%	0.95%	1.01%	1.41%	0%
For the Year Ended October 31, 2018	$24.55	0.13	0.14	(6.31)	(6.18)	(0.06)	—	—	(0.06)	$18.31	(25.16)%	$23,701	0.99%	1.04%	0.68%	0.95%	1.00%	0.72%	0%
For the Year Ended October 31, 2017	$51.85	(0.09)	(0.08)	(27.21)	(27.30)	—	—	—	—	$24.55	(52.65)%	$31,782	0.98%	1.03%	(0.27)%	0.95%	1.00%	(0.24)%	0%
For the Year Ended October 31, 2016	$158.00	(0.65)	(0.60)	(105.50)	(106.15)	—	—	—	—	$51.85	(67.18)%	$54,709	0.98%	1.02%	(0.79)%	0.95%	0.99%	(0.76)%	0%
For the Year Ended October 31, 2015	$296.20	(2.00)	(2.00)	(136.20)	(138.20)	—	—	—	—	$158.00	(46.66)%	$41,856	0.96%	0.99%	(0.95)%	0.95%	0.98%	(0.94)%	0%
Direxion Daily Aerospace & Defense Bull 3X Shares
For the Year Ended October 31, 2019	$42.15	0.30	0.46	13.43	13.73	(0.34)	—	—	(0.34)	$55.54	32.78%	$52,759	1.30%	1.34%	0.63%	0.95%	0.99%	0.98%	54%
For the Year Ended October 31, 2018	$40.03	0.20	0.27	2.81	3.01	(0.26)	(0.63)	—	(0.89)	$42.15	7.39%	$56,900	1.09%	1.11%	0.40%	0.95%	0.97%	0.54%	39%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.07	0.07	14.96	15.03	—	—	—	—	$40.03	60.12%	$42,032	0.98%	1.34%	0.39%	0.95%	1.31%	0.42%	7%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Communication Services Index Bull 3X Shares
For the Period January 14, 2019[9] through October 31, 2019	$25.00	$0.04	$0.07	$9.07	$9.11	$(0.07)	$—	$—	$(0.07)	$34.04	36.46%	$1,702	1.10%	2.27%	0.14%	0.95%	2.12%	0.29%	60%
Direxion Daily Communication Services Index Bear 3X Shares
For the Period January 14, 2019[9] through October 31, 2019	$25.00	0.20	0.20	(10.14)	(9.94)	(0.21)	—	—	(0.21)	$14.85	(39.89)%	$743	0.99%	3.69%	1.34%	0.95%	3.65%	1.38%	0%
Direxion Daily Consumer Discretionary Bull 3X Shares
For the Period November 29, 2018[9] through October 31, 2019	$25.00	0.15	0.18	6.79	6.94	(0.17)	—	(0.03)	(0.20)	$31.74	27.83%	$6,347	1.08%	2.18%	0.55%	0.95%	2.05%	0.68%	66%
Direxion Daily Consumer Discretionary Bear 3X Shares
For the Period November 29, 2018[9] through October 31, 2019	$25.00	0.25	0.25	(9.80)	(9.55)	(0.33)	—	(0.03)	(0.36)	$15.09	(38.45)%	$1,509	0.96%	3.99%	1.34%	0.95%	3.98%	1.35%	0%
Direxion Daily Consumer Staples Bull 3X Shares
For the Period November 29, 2018[9] through October 31, 2019	$25.00	0.39	0.43	6.72	7.11	(0.38)	—	—	(0.38)	$31.73	28.75%	$4,760	1.09%	2.48%	1.59%	0.95%	2.34%	1.73%	30%
Direxion Daily Consumer Staples Bear 3X Shares
For the Period November 29, 2018[9] through October 31, 2019	$25.00	0.32	0.32	(8.07)	(7.75)	(0.44)	—	—	(0.44)	$16.81	(31.36)%	$840	0.96%	4.17%	1.46%	0.95%	4.16%	1.47%	0%
Direxion Daily Energy Bull 3X Shares
For the Year Ended October 31, 2019	$25.34	0.30	0.33	(11.00)	(10.70)	(0.28)	—	—	(0.28)	$14.36	(42.46)%	$285,099	1.10%	1.11%	1.56%	0.95%	0.96%	1.71%	204%
For the Year Ended October 31, 2018	$29.16	0.42	0.46	(3.64)	(3.22)	(0.59)	—	(0.01)	(0.60)	$25.34	(11.59)%	$349,655	1.08%	1.08%	1.24%	0.95%	0.95%	1.37%	56%
For the Year Ended October 31, 2017	$30.40	0.27	0.29	(1.43)	(1.16)	(0.08)	—	—	(0.08)	$29.16	(3.77)%	$481,130	1.00%	1.00%	0.90%	0.95%	0.95%	0.95%	59%
For the Year Ended October 31, 2016	$34.46	(0.08)	(0.06)	(3.98)	(4.06)	—	—	—	—	$30.40	(11.78)%	$452,886	1.01%	1.02%	(0.30)%	0.95%	0.96%	(0.24)%	82%
For the Year Ended October 31, 2015	$84.21	(0.17)	(0.17)	(49.58)	(49.75)	—	—	—	—	$34.46	(59.08)%	$489,320	0.96%	0.96%	(0.36)%	0.95%	0.95%	(0.35)%	70%
Direxion Daily Energy Bear 3X Shares
For the Year Ended October 31, 2019	$44.87	0.57	0.66	5.89	6.46	(0.72)	—	—	(0.72)	$50.61	14.51%	$25,663	1.14%	1.22%	1.22%	0.95%	1.03%	1.41%	0%
For the Year Ended October 31, 2018	$55.85	0.26	0.28	(11.08)	(10.82)	(0.16)	—	—	(0.16)	$44.87	(19.34)%	$51,915	1.00%	1.04%	0.65%	0.95%	0.99%	0.70%	0%
For the Year Ended October 31, 2017	$67.00	(0.20)	(0.15)	(10.95)	(11.15)	—	—	—	—	$55.85	(16.64)%	$53,454	0.96%	1.04%	(0.31)%	0.95%	1.03%	(0.30)%	0%
For the Year Ended October 31, 2016	$114.50	(0.80)	(0.70)	(46.70)	(47.50)	—	—	—	—	$67.00	(41.48)%	$68,147	1.03%	1.09%	(0.86)%	0.95%	1.01%	(0.78)%	0%
For the Year Ended October 31, 2015	$86.65	(1.05)	(1.00)	28.90	27.85	—	—	—	—	$114.50	32.14%	$67,250	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%
Direxion Daily Financial Bull 3X Shares
For the Year Ended October 31, 2019	$58.65	0.68	0.88	22.25	22.93	(0.64)	—	(0.00)[10]	(0.64)	$80.94	39.44%	$1,339,498	1.26%	1.25%	1.04%	0.95%	0.94%	1.35%	29%
For the Year Ended October 31, 2018	$60.31	0.60	0.67	(1.70)	(1.10)	(0.56)	—	—	(0.56)	$58.65	(1.98)%	$1,627,513	1.04%	1.05%	0.89%	0.94%	0.95%	0.99%	73%
For the Year Ended October 31, 2017	$29.34	0.11	0.15	30.86	30.97	—	—	—	—	$60.31	105.56%	$1,538,012	1.03%	1.02%	0.24%	0.95%	0.94%	0.32%	4%
For the Year Ended October 31, 2016	$30.21	(0.03)	(0.02)	(0.84)	(0.87)	—	—	—	—	$29.34	(2.88)%	$1,034,205	0.98%	0.99%	(0.12)%	0.95%	0.96%	(0.09)%	14%
For the Year Ended October 31, 2015	$28.51	(0.21)	(0.20)	1.91	1.70	—	—	—	—	$30.21	5.96%	$1,304,920	0.97%	0.96%	(0.67)%	0.95%	0.94%	(0.65)%	6%
Direxion Daily Financial Bear 3X Shares[11]
For the Year Ended October 31, 2019	$56.15	0.59	0.61	(23.44)	(22.85)	(0.58)	—	—	(0.58)	$32.72	(40.98)%	$175,801	0.99%	1.00%	1.37%	0.95%	0.96%	1.41%	0%
For the Year Ended October 31, 2018	$67.30	0.35	0.35	(11.30)	(10.95)	(0.20)	—	—	(0.20)	$56.15	(16.26)%	$141,799	0.95%	0.96%	0.69%	0.95%	0.96%	0.69%	0%
For the Year Ended October 31, 2017	$156.95	(0.25)	(0.25)	(89.40)	(89.65)	—	—	—	—	$67.30	(57.12)%	$178,750	0.95%	1.00%	(0.26)%	0.95%	1.00%	(0.26)%	0%
For the Year Ended October 31, 2016	$209.30	(1.50)	(1.50)	(50.85)	(52.35)	—	—	—	—	$156.95	(25.01)%	$313,292	0.96%	0.99%	(0.77)%	0.95%	0.98%	(0.76)%	0%
For the Year Ended October 31, 2015	$291.60	(2.25)	(2.25)	(80.05)	(82.30)	—	—	—	—	$209.30	(28.22)%	$311,119	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Gold Miners Index Bull 3X Shares
For the Year Ended October 31, 2019	$13.28	$0.08	$0.16	$18.38	$18.46	$(0.08)	$—	$(0.03)	$(0.11)	$31.63	139.42%	$1,541,547	1.30%	1.30%	0.37%	0.91%	0.91%	0.76%	231%
For the Year Ended October 31, 2018	$29.03	0.11	0.12	(15.80)	(15.69)	(0.02)	—	(0.04)	(0.06)	$13.28	(54.12)%	$1,131,021	0.94%	0.94%	0.50%	0.91%	0.91%	0.53%	96%
For the Year Ended October 31, 2017	$56.28	(0.14)	(0.13)	(27.11)	(27.25)	—	—	—	—	$29.03	(48.42)%	$1,337,695	0.93%	0.93%	(0.39)%	0.90%	0.90%	(0.36)%	234%
For the Year Ended October 31, 2016	$27.60	(0.44)	(0.40)	29.12	28.68	—	—	—	—	$56.28	103.91%	$1,582,218	0.99%	0.99%	(0.84)%	0.90%	0.90%	(0.75)%	258%
For the Year Ended October 31, 2015	$88.24	(0.56)	(0.56)	(60.08)	(60.64)	—	—	—	—	$27.60	(68.72)%	$610,269	0.95%	0.95%	(0.94)%	0.94%	0.94%	(0.93)%	633%
Direxion Daily Gold Miners Index Bear 3X Shares
For the Year Ended October 31, 2019	$35.02	0.16	0.17	(28.24)	(28.08)	(0.15)	—	—	(0.15)	$6.79	(80.38)%	$378,674	1.01%	1.01%	1.57%	0.92%	0.92%	1.66%	0%
For the Year Ended October 31, 2018	$27.34	0.11	0.15	7.63	7.74	(0.06)	—	—	(0.06)	$35.02	28.33%	$154,753	1.04%	1.04%	0.43%	0.91%	0.91%	0.56%	0%
For the Year Ended October 31, 2017	$38.22	(0.09)	(0.07)	(10.79)	(10.88)	—	—	—	—	$27.34	(28.47)%	$383,331	1.01%	0.99%	(0.31)%	0.94%	0.92%	(0.24)%	0%
For the Year Ended October 31, 2016	$799.00	(0.46)	(0.45)	(760.32)	(760.78)	—	—	—	—	$38.22	(95.22)%	$258,711	0.97%	0.97%	(0.76)%	0.95%	0.95%	(0.74)%	0%
For the Year Ended October 31, 2015	$2,326.00	(8.50)	(8.50)	(1,518.50)	(1,527.00)	—	—	—	—	$799.00	(65.65)%	$287,615	0.98%	0.98%	(0.97)%	0.95%	0.95%	(0.94)%	0%
Direxion Daily Healthcare Bull 3X Shares
For the Year Ended October 31, 2019	$53.02	0.40	0.46	5.16	5.56	(0.43)	—	—	(0.43)	$58.15	10.61%	$139,550	1.07%	1.08%	0.75%	0.95%	0.96%	0.87%	16%
For the Year Ended October 31, 2018	$44.17	0.20	0.25	8.94	9.14	(0.27)	(0.02)	—	(0.29)	$53.02	20.69%	$151,104	1.06%	1.07%	0.40%	0.95%	0.96%	0.51%	43%
For the Year Ended October 31, 2017	$25.86	(0.01)	0.01	18.32	18.31	—	—	—	—	$44.17	70.80%	$143,567	1.00%	1.02%	(0.02)%	0.95%	0.97%	0.03%	23%
For the Year Ended October 31, 2016	$32.66	(0.22)	(0.21)	(6.58)	(6.80)	—	—	—	—	$25.86	(20.82)%	$164,186	0.99%	1.01%	(0.73)%	0.95%	0.97%	(0.69)%	0%
For the Year Ended October 31, 2015	$29.66	(0.26)	(0.25)	3.26	3.00	—	—	—	—	$32.66	10.11%	$342,892	0.97%	0.97%	(0.73)%	0.95%	0.95%	(0.71)%	32%
Direxion Daily Homebuilders & Supplies Bull 3X Shares
For the Year Ended October 31, 2019	$28.33	0.15	0.22	42.09	42.24	(0.17)	—	(0.01)	(0.18)	$70.39	149.83%	$66,870	1.12%	1.17%	0.34%	0.95%	1.00%	0.51%	24%
For the Year Ended October 31, 2018	$71.69	0.05	0.08	(42.24)	(42.19)	(0.02)	(1.15)	—	(1.17)	$28.33	(59.92)%	$39,667	0.99%	1.03%	0.09%	0.95%	0.99%	0.13%	38%
For the Year Ended October 31, 2017	$21.24	(0.17)	(0.14)	50.62	50.45	—	—	—	—	$71.69	237.52%	$39,428	1.02%	1.45%	(0.39)%	0.95%	1.38%	(0.32)%	164%
For the Year Ended October 31, 2016	$29.03	(0.18)	(0.18)	(7.61)	(7.79)	—	—	—	—	$21.24	(26.83)%	$2,124	0.97%	2.28%	(0.70)%	0.95%	2.26%	(0.68)%	41%
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.05)	(0.05)	(10.92)	(10.97)	—	—	—	—	$29.03	(27.43)%	$2,903	0.95%	5.31%	(0.84)%	0.95%	5.31%	(0.84)%	0%
Direxion Daily Industrials Bull 3X Shares
For the Year Ended October 31, 2019	$26.25	0.37	0.39	6.75	7.12	(0.43)	—	—	(0.43)	$32.94	27.57%	$3,294	1.03%	1.84%	1.25%	0.95%	1.76%	1.33%	228%
For the Year Ended October 31, 2018	$30.93	0.22	0.25	(4.54)	(4.32)	(0.27)	(0.09)	—	(0.36)	$26.25	(14.26)%	$3,937	1.05%	1.58%	0.62%	0.95%	1.48%	0.72%	26%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.05	0.05	5.88	5.93	—	—	—	—	$30.93	23.72%	$3,093	0.95%	3.54%	0.34%	0.95%	3.54%	0.34%	111%
Direxion Daily Junior Gold Miners Index Bull 3X Shares[11]
For the Year Ended October 31, 2019	$35.75	0.32	0.51	33.85	34.17	(0.37)	—	(0.04)	(0.41)	$69.51	95.77%	$948,731	1.26%	1.26%	0.62%	0.89%	0.89%	0.99%	279%
For the Year Ended October 31, 2018	$75.65	0.20	0.25	(40.10)	(39.90)	—	—	—	—	$35.75	(52.74)%	$635,801	0.93%	0.93%	0.35%	0.89%	0.89%	0.39%	116%
For the Year Ended October 31, 2017	$244.80	0.40	0.40	(169.10)	(168.70)	(0.45)	—	—	(0.45)	$75.65	(69.00)%	$751,846	0.94%	0.94%	0.33%	0.90%	0.90%	0.37%	245%
For the Year Ended October 31, 2016	$79.80	(2.20)	(1.80)	167.20	165.00	—	—	—	—	$244.80	207.07%	$712,681	1.05%	1.03%	(0.92)%	0.94%	0.92%	(0.81)%	289%
For the Year Ended October 31, 2015	$390.60	(1.80)	(1.80)	(297.80)	(299.60)	—	(11.20)	—	(11.20)	$79.80	(78.75)%	$106,686	0.95%	0.98%	(0.94)%	0.95%	0.98%	(0.94)%	589%
Direxion Daily Junior Gold Miners Index Bear 3X Shares
For the Year Ended October 31, 2019	$75.69	0.34	0.36	(62.23)	(61.89)	(0.37)	—	—	(0.37)	$13.43	(82.03)%	$148,229	1.06%	1.03%	1.44%	0.95%	0.92%	1.55%	0%
For the Year Ended October 31, 2018	$64.48	0.28	0.33	11.12	11.40	(0.19)	—	—	(0.19)	$75.69	17.70%	$59,624	1.03%	0.99%	0.51%	0.95%	0.91%	0.59%	0%
For the Year Ended October 31, 2017	$107.44	(0.20)	(0.14)	(42.76)	(42.96)	—	—	—	—	$64.48	(39.99)%	$115,274	1.03%	1.00%	(0.29)%	0.95%	0.92%	(0.21)%	0%
For the Year Ended October 31, 2016	$5,816.00	(1.48)	(1.48)	(5,707.08)	(5,708.56)	—	—	—	—	$107.44	(98.15)%	$82,096	0.97%	1.04%	(0.74)%	0.95%	1.02%	(0.72)%	0%
For the Year Ended October 31, 2015	$27,680.00	(76.00)	(74.00)	(21,028.00)	(21,104.00)	—	(760.00)	—	(760.00)	$5,816.00	(77.88)%	$68,335	0.97%	1.00%	(0.96)%	0.95%	0.98%	(0.94)%	0%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily MSCI Real Estate Bull 3X Shares
For the Year Ended October 31, 2019	$19.59	$0.54	$0.59	$11.20	$11.74	$(0.49)	$—	$—	$(0.49)	$30.84	60.83%	$53,969	1.14%	1.22%	2.21%	0.95%	1.03%	2.40%	72%
For the Year Ended October 31, 2018	$21.70	0.50	0.53	(2.01)	(1.51)	(0.48)	—	(0.12)	(0.60)	$19.59	(7.13)%	$40,163	1.09%	1.12%	2.55%	0.95%	0.98%	2.69%	149%
For the Year Ended October 31, 2017	$20.09	0.05	0.06	1.56	1.61	—	—	—	—	$21.70	8.01%	$69,453	1.00%	1.05%	0.20%	0.95%	1.00%	0.25%	113%
For the Year Ended October 31, 2016	$18.61	(0.13)	(0.12)	1.61	1.48	—	—	—	—	$20.09	7.98%	$74,331	1.00%	1.04%	(0.62)%	0.95%	0.99%	(0.57)%	199%
For the Year Ended October 31, 2015	$17.76	(0.06)	(0.06)	0.91	0.85	—	—	—	—	$18.61	4.79%	$104,193	0.96%	0.95%	(0.29)%	0.95%	0.94%	(0.28)%	29%
Direxion Daily MSCI Real Estate Bear 3X Shares[11]
For the Year Ended October 31, 2019	$50.20	0.49	0.50	(24.46)	(23.96)	(0.48)	—	—	(0.48)	$25.76	(47.94)%	$15,495	0.97%	1.28%	1.41%	0.95%	1.26%	1.43%	0%
For the Year Ended October 31, 2018	$56.40	0.40	0.40	(6.45)	(6.05)	(0.15)	—	—	(0.15)	$50.20	(10.68)%	$19,156	0.99%	1.36%	0.71%	0.95%	1.32%	0.75%	0%
For the Year Ended October 31, 2017	$71.40	(0.20)	(0.20)	(14.80)	(15.00)	—	—	—	—	$56.40	(21.01)%	$15,882	0.97%	1.36%	(0.33)%	0.95%	1.34%	(0.31)%	0%
For the Year Ended October 31, 2016	$105.20	(0.55)	(0.55)	(33.25)	(33.80)	—	—	—	—	$71.40	(32.13)%	$22,967	0.95%	1.39%	(0.77)%	0.95%	1.39%	(0.77)%	0%
For the Year Ended October 31, 2015	$149.15	(1.15)	(1.15)	(42.80)	(43.95)	—	—	—	—	$105.20	(29.47)%	$11,745	0.96%	1.51%	(0.94)%	0.95%	1.50%	(0.93)%	0%
Direxion Daily Natural Gas Related Bull 3X Shares[11]
For the Year Ended October 31, 2019	$65.75	0.11	0.17	(59.26)	(59.15)	(0.00)[10]	—	—	(0.00)[10]	$6.60	(89.96)%	$42,038	1.24%	1.30%	0.62%	0.95%	1.01%	0.91%	158%
For the Year Ended October 31, 2018	$113.15	0.10	0.35	(47.50)	(47.40)	—	—	—	—	$65.75	(41.89)%	$32,319	1.19%	1.24%	0.08%	0.95%	1.00%	0.32%	44%
For the Year Ended October 31, 2017	$178.20	(0.50)	(0.45)	(64.55)	(65.05)	—	—	—	—	$113.15	(36.50)%	$53,343	0.99%	1.07%	(0.35)%	0.95%	1.03%	(0.31)%	48%
For the Year Ended October 31, 2016	$972.00	(1.50)	(1.35)	(792.30)	(793.80)	—	—	—	—	$178.20	(81.67)%	$57,293	1.00%	1.13%	(0.74)%	0.95%	1.08%	(0.69)%	839%
For the Year Ended October 31, 2015	$32,125.00	(25.00)	(25.00)	(31,128.00)	(31,153.00)	—	—	—	—	$972.00	(96.97)%	$39,588	0.96%	1.03%	(0.55)%	0.95%	1.02%	(0.54)%	137%
Direxion Daily Natural Gas Related Bear 3X Shares
For the Year Ended October 31, 2019	$26.77	0.37	0.53	49.37	49.74	(0.32)	—	—	(0.32)	$76.19	186.83%	$9,512	1.31%	1.72%	0.83%	0.95%	1.36%	1.19%	0%
For the Year Ended October 31, 2018	$29.09	0.13	0.14	(2.36)	(2.23)	(0.09)	—	—	(0.09)	$26.77	(7.53)%	$3,342	1.01%	1.37%	0.61%	0.95%	1.31%	0.67%	0%
For the Year Ended October 31, 2017	$33.81	(0.10)	(0.09)	(4.62)	(4.72)	—	—	—	—	$29.09	(13.96)%	$5,087	0.99%	1.74%	(0.34)%	0.95%	1.70%	(0.30)%	0%
For the Period December 3, 2015[9] through October 31, 2016	$160.00	(0.37)	(0.34)	(125.82)	(126.19)	—	—	—	—	$33.81	(78.87)%	$7,602	1.01%	1.70%	(0.82)%	0.95%	1.64%	(0.76)%	0%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
For the Year Ended October 31, 2019	$26.53	0.12	0.12	(10.80)	(10.68)	(0.18)	—	(0.01)	(0.19)	$15.66	(40.41)%	$8,611	0.97%	1.43%	0.72%	0.95%	1.41%	0.74%	246%
For the Period November 15, 2017[9] through October 31, 2018	$25.00	0.08	0.09	1.56	1.64	(0.10)	—	(0.01)	(0.11)	$26.53	6.49%	$3,979	0.98%	2.01%	0.30%	0.95%	1.98%	0.33%	152%
Direxion Daily Regional Banks Bull 3X Shares
For the Year Ended October 31, 2019	$49.72	0.70	0.72	(8.15)	(7.45)	(0.71)	—	—	(0.71)	$41.56	(14.83)%	$20,780	0.99%	1.07%	1.64%	0.95%	1.03%	1.68%	81%
For the Year Ended October 31, 2018	$66.98	0.62	0.67	(17.27)	(16.65)	(0.61)	—	—	(0.61)	$49.72	(25.20)%	$29,835	1.02%	1.04%	0.79%	0.95%	0.97%	0.86%	76%
For the Year Ended October 31, 2017	$34.70	0.15	0.16	32.23	32.38	(0.10)	—	—	(0.10)	$66.98	93.38%	$26,794	0.96%	1.07%	0.25%	0.95%	1.06%	0.26%	184%
For the Year Ended October 31, 2016	$35.29	(0.01)	(0.01)	(0.58)	(0.59)	—	—	—	—	$34.70	(1.67)%	$1,735	0.96%	2.67%	(0.05)%	0.95%	2.66%	(0.04)%	24%
For the Period August 19, 2015[9] through October 31, 2015	$40.00	(0.02)	(0.02)	(4.69)	(4.71)	—	—	—	—	$35.29	(11.78)%	$3,529	0.95%	3.78%	(0.35)%	0.95%	3.78%	(0.35)%	15%
Direxion Daily Regional Banks Bear 3X Shares
For the Year Ended October 31, 2019	$33.20	0.37	0.42	(9.05)	(8.68)	(0.49)	—	—	(0.49)	$24.03	(26.44)%	$2,403	1.13%	2.21%	1.18%	0.95%	2.03%	1.36%	0%
For the Year Ended October 31, 2018	$35.39	0.15	0.16	(2.23)	(2.08)	(0.11)	—	—	(0.11)	$33.20	(5.76)%	$3,319	0.99%	1.81%	0.56%	0.95%	1.77%	0.60%	0%
For the Year Ended October 31, 2017	$104.40	(0.05)	(0.05)	(68.96)	(69.01)	—	—	—	—	$35.39	(66.10)%	$3,538	0.95%	2.15%	(0.11)%	0.95%	2.15%	(0.11)%	0%
For the Year Ended October 31, 2016	$193.20	(1.45)	(1.40)	(78.05)	(79.50)	—	(9.30)	—	(9.30)	$104.40	(43.20)%	$1,044	0.98%	3.27%	(0.84)%	0.95%	3.24%	(0.81)%	0%
For the Period August 19, 2015[9] through October 31, 2015	$200.00	(0.45)	(0.45)	(6.35)	(6.80)	—	—	—	—	$193.20	(3.40)%	$3,864	0.96%	2.99%	(0.95)%	0.95%	2.98%	(0.94)%	0%
The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Retail Bull 3X Shares
For the Year Ended October 31, 2019	$36.90	$0.31	$0.32	$(13.34)	$(13.03)	$(0.29)	$—	$—	$(0.29)	$23.58	(35.35)%	$12,967	1.01%	1.16%	1.15%	0.95%	1.10%	1.21%	84%
For the Year Ended October 31, 2018	$24.49	0.22	0.28	12.44	12.66	(0.25)	—	—	(0.25)	$36.90	51.66%	$31,367	1.09%	1.15%	0.59%	0.95%	1.01%	0.73%	81%
For the Year Ended October 31, 2017	$38.62	(0.03)	(0.02)	(13.15)	(13.18)	—	(0.95)	—	(0.95)	$24.49	(35.22)%	$36,728	0.99%	1.09%	(0.10)%	0.95%	1.05%	(0.06)%	659%
For the Year Ended October 31, 2016	$36.58	(0.26)	(0.24)	2.30	2.04	—	—	—	—	$38.62	5.58%	$36,689	0.99%	1.08%	(0.69)%	0.95%	1.04%	(0.65)%	59%
For the Year Ended October 31, 2015	$19.68	(0.04)	(0.04)	16.94	16.90	—	—	—	—	$36.58	85.90%	$58,530	0.98%	1.04%	(0.14)%	0.95%	1.01%	(0.11)%	24%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares
For the Year Ended October 31, 2019	$11.78	0.08	0.09	(0.41)	(0.33)	(0.08)	—	(0.00)[10]	(0.08)	$11.37	(2.66)%	$20,468	1.05%	1.19%	0.76%	0.95%	1.09%	0.86%	184%
For the Period April 19, 2018[9] through October 31, 2018	$25.00	(0.03)	(0.03)	(13.19)	(13.22)	(0.00)[10]	—	—	(0.00)[10]	$11.78	(52.88)%	$4,123	0.95%	2.34%	(0.27)%	0.95%	2.34%	(0.27)%	75%
Direxion Daily S&P Biotech Bull 3X Shares
For the Year Ended October 31, 2019	$49.33	0.24	0.25	(12.14)	(11.90)	(0.25)	—	—	(0.25)	$37.18	(24.17)%	$487,452	0.98%	0.98%	0.53%	0.95%	0.95%	0.56%	114%
For the Year Ended October 31, 2018	$76.45	0.15	0.31	(27.03)	(26.88)	(0.11)	(0.13)	—	(0.24)	$49.33	(35.28)%	$592,472	1.14%	1.15%	0.18%	0.95%	0.96%	0.37%	510%
For the Year Ended October 31, 2017	$28.82	(0.22)	(0.18)	47.85	47.63	—	—	—	—	$76.45	165.27%	$379,297	1.04%	1.04%	(0.45)%	0.95%	0.95%	(0.36)%	642%
For the Year Ended October 31, 2016	$76.92	(0.29)	(0.28)	(47.81)	(48.10)	—	—	—	—	$28.82	(62.53)%	$279,883	0.98%	1.00%	(0.79)%	0.95%	0.97%	(0.76)%	1,619%
For the Period May 28, 2015[9] through October 31, 2015	$160.00	(0.44)	(0.44)	(82.64)	(83.08)	—	—	—	—	$76.92	(51.93)%	$123,058	0.95%	1.05%	(0.93)%	0.95%	1.05%	(0.93)%	0%
Direxion Daily S&P Biotech Bear 3X Shares
For the Year Ended October 31, 2019	$39.17	0.29	0.31	(18.66)	(18.37)	(0.39)	—	—	(0.39)	$20.41	(47.16)%	$82,336	1.05%	1.07%	1.29%	0.95%	0.97%	1.39%	0%
For the Year Ended October 31, 2018	$50.40	0.23	0.25	(11.31)	(11.08)	(0.15)	—	—	(0.15)	$39.17	(21.81)%	$56,196	1.00%	1.02%	0.74%	0.95%	0.97%	0.79%	0%
For the Year Ended October 31, 2017	$275.00	(0.10)	(0.10)	(224.50)	(224.60)	—	—	—	—	$50.40	(81.67)%	$98,361	0.96%	0.99%	(0.17)%	0.95%	0.98%	(0.16)%	0%
For the Year Ended October 31, 2016	$410.80	(2.40)	(2.20)	(133.40)	(135.80)	—	—	—	—	$275.00	(33.06)%	$82,490	1.01%	1.08%	(0.82)%	0.95%	1.02%	(0.76)%	0%
For the Period May 28, 2015[9] through October 31, 2015	$400.00	(1.60)	(1.60)	12.40	10.80	—	—	—	—	$410.80	2.70%	$28,753	0.96%	1.55%	(0.95)%	0.95%	1.54%	(0.94)%	0%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares[12]
For the Year Ended October 31, 2019	$218.80	0.60	0.69	(191.78)	(191.18)	(0.58)	—	—	(0.58)	$27.04	(87.55)%	$193,733	1.09%	1.10%	0.95%	0.95%	0.96%	1.09%	257%
For the Year Ended October 31, 2018	$244.30	0.60	0.90	(26.00)	(25.40)	(0.10)	—	—	(0.10)	$218.80	(10.42)%	$156,655	1.04%	1.05%	0.21%	0.95%	0.96%	0.30%	119%
For the Year Ended October 31, 2017	$345.30	(0.60)	(0.40)	(83.80)	(84.40)	—	(16.60)	—	(16.60)	$244.30	(27.03)%	$129,723	1.02%	1.04%	(0.24)%	0.95%	0.97%	(0.17)%	350%
For the Year Ended October 31, 2016	$674.50	(2.60)	(2.50)	(326.60)	(329.20)	—	—	—	—	$345.30	(48.81)%	$59,024	0.98%	1.06%	(0.77)%	0.95%	1.03%	(0.74)%	76%
For the Period May 28, 2015[9] through October 31, 2015	$2,000.00	(2.50)	(2.50)	(1,323.00)	(1,325.50)	—	—	—	—	$674.50	(66.28)%	$8,770	0.95%	2.44%	(0.76)%	0.95%	2.44%	(0.76)%	0%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares[11]
For the Year Ended October 31, 2019	$43.50	0.53	0.80	45.50	46.03	(0.80)	—	—	(0.80)	$88.73	106.33%	$36,006	1.40%	1.46%	0.88%	0.95%	1.01%	1.33%	0%
For the Year Ended October 31, 2018	$82.30	0.30	0.30	(38.90)	(38.60)	(0.20)	—	—	(0.20)	$43.50	(46.86)%	$42,465	0.99%	1.02%	0.77%	0.95%	0.98%	0.81%	0%
For the Year Ended October 31, 2017	$124.80	(0.35)	(0.25)	(42.15)	(42.50)	—	—	—	—	$82.30	(34.05)%	$30,119	1.05%	1.18%	(0.38)%	0.95%	1.08%	(0.28)%	0%
For the Year Ended October 31, 2016	$354.80	(1.30)	(1.30)	(228.70)	(230.00)	—	—	—	—	$124.80	(64.83)%	$26,950	0.96%	1.12%	(0.75)%	0.95%	1.11%	(0.74)%	0%
For the Period May 28, 2015[9] through October 31, 2015	$250.00	(1.70)	(1.65)	106.50	104.80	—	—	—	—	$354.80	41.93%	$5,677	0.98%	2.13%	(0.97)%	0.95%	2.10%	(0.94)%	0%
Direxion Daily Semiconductor Bull 3X Shares
For the Year Ended October 31, 2019	$100.52	0.99	1.54	97.67	98.66	(1.03)	—	—	(1.03)	$198.15	98.82%	$634,080	1.35%	1.35%	0.74%	0.93%	0.93%	1.16%	92%
For the Year Ended October 31, 2018	$148.00	0.85	1.08	(47.41)	(46.56)	(0.92)	—	—	(0.92)	$100.52	(31.68)%	$582,998	1.10%	1.09%	0.56%	0.94%	0.93%	0.72%	101%
For the Year Ended October 31, 2017	$45.78	(0.02)	0.08	105.00	104.98	—	(2.76)	—	(2.76)	$148.00	238.31%	$525,405	1.06%	1.04%	(0.02)%	0.95%	0.93%	0.09%	17%
For the Year Ended October 31, 2016	$26.92	(0.13)	(0.12)	18.99	18.86	—	—	—	—	$45.78	70.06%	$112,149	0.97%	1.01%	(0.44)%	0.95%	0.99%	(0.42)%	29%
For the Year Ended October 31, 2015	$27.61	(0.18)	(0.17)	(0.51)	(0.69)	(0.00)[10]	—	—	(0.00)[10]	$26.92	(2.49%	$131,929	0.97%	1.00%	(0.57)%	0.95%	0.98%	(0.55)%	26%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily Semiconductor Bear 3X Shares[13]
For the Year Ended October 31, 2019	$133.30	$0.77	$0.80	$(102.38)	$(101.61)	$(1.01)	$—	$—	$(1.01)	$30.68	(76.67)%	$237,361	1.02%	1.01%	1.45%	0.95%	0.94%	1.52%	0%
For the Year Ended October 31, 2018	$162.50	0.80	0.90	(29.60)	(28.80)	(0.40)	—	—	(0.40)	$133.30	(17.63)%	$65,459	0.97%	0.98%	0.73%	0.95%	0.96%	0.75%	0%
For the Year Ended October 31, 2017	$768.00	(0.60)	(0.60)	(604.90)	(605.50)	—	—	—	—	$162.50	(78.84)%	$48,915	0.96%	1.03%	(0.18)%	0.95%	1.02%	(0.17)%	0%
For the Year Ended October 31, 2016	$2,121.50	(10.50)	(10.00)	(1,343.00)	(1,353.50)	—	—	—	—	$768.00	(63.80)%	$51,460	0.96%	1.02%	(0.77)%	0.95%	1.01%	(0.76)%	0%
For the Year Ended October 31, 2015	$3,442.00	(24.50)	(24.00)	(1,296.00)	(1,320.50)	—	—	—	—	$2,121.50	(38.36)%	$38,178	0.96%	1.08%	(0.95)%	0.95%	1.07%	(0.94)%	0%
Direxion Daily Technology Bull 3X Shares
For the Year Ended October 31, 2019	$125.45	0.37	0.93	59.12	59.49	(0.50)	—	—	(0.50)	$184.44	47.55%	$774,641	1.36%	1.36%	0.27%	0.95%	0.95%	0.68%	47%
For the Year Ended October 31, 2018	$107.62	0.39	0.68	17.95	18.34	(0.51)	—	—	(0.51)	$125.45	16.99%	$671,151	1.17%	1.17%	0.29%	0.95%	0.95%	0.51%	41%
For the Year Ended October 31, 2017	$47.32	0.01	0.06	60.29	60.30	—	—	—	—	$107.62	127.43%	$452,001	1.03%	1.03%	0.01%	0.95%	0.95%	0.09%	0%
For the Year Ended October 31, 2016	$38.56	(0.22)	(0.22)	8.98	8.76	—	—	—	—	$47.32	22.72%	$172,728	0.97%	0.99%	(0.58)%	0.95%	0.97%	(0.56)%	153%
For the Year Ended October 31, 2015	$32.73	(0.31)	(0.31)	6.14	5.83	—	—	—	—	$38.56	17.83%	$194,728	0.97%	0.97%	(0.89)%	0.95%	0.95%	(0.87)%	418%
Direxion Daily Technology Bear 3X Shares
For the Year Ended October 31, 2019	$22.18	0.22	0.22	(12.60)	(12.38)	(0.23)	—	—	(0.23)	$9.57	(56.25)%	$59,340	0.98%	1.03%	1.53%	0.95%	1.00%	1.56%	0%
For the Year Ended October 31, 2018	$36.80	0.20	0.21	(14.70)	(14.50)	(0.12)	—	—	(0.12)	$22.18	(39.38)%	$33,349	0.96%	1.05%	0.85%	0.95%	1.04%	0.86%	0%
For the Year Ended October 31, 2017	$96.30	(0.10)	(0.10)	(59.40)	(59.50)	—	—	—	—	$36.80	(61.79)%	$17,419	0.96%	1.15%	(0.20)%	0.95%	1.14%	(0.19)%	0%
For the Year Ended October 31, 2016	$154.05	(1.00)	(1.00)	(56.75)	(57.75)	—	—	—	—	$96.30	(37.49)%	$19,598	0.96%	1.15%	(0.77)%	0.95%	1.14%	(0.76)%	0%
For the Year Ended October 31, 2015	$249.00	(1.85)	(1.85)	(93.10)	(94.95)	—	—	—	—	$154.05	(38.13)%	$19,030	0.95%	1.07%	(0.94)%	0.95%	1.07%	(0.94)%	0%
Direxion Daily Transportation Bull 3X Shares
For the Year Ended October 31, 2019	$27.12	0.23	0.24	(2.06)	(1.83)	(0.28)	—	—	(0.28)	$25.01	(6.66)%	$3,751	0.99%	1.57%	0.92%	0.95%	1.53%	0.96%	74%
For the Year Ended October 31, 2018	$29.44	0.19	0.19	0.66	0.85	(0.24)	(2.93)	—	(3.17)	$27.12	1.13%	$10,849	0.95%	1.37%	0.57%	0.95%	1.37%	0.57%	0%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.02	0.02	4.42	4.44	—	—	—	—	$29.44	17.76%	$2,945	0.95%	3.62%	0.13%	0.95%	3.62%	0.13%	0%
Direxion Daily Utilities Bull 3X Shares
For the Year Ended October 31, 2019	$27.81	0.65	0.68	18.04	18.69	(0.70)	—	—	(0.70)	$45.80	67.76%[14]	$16,029	1.04%	1.58%	1.76%	0.95%	1.49%	1.85%	72%
For the Year Ended October 31, 2018	$31.13	0.53	0.54	(3.31)	(2.78)	(0.54)	—	—	(0.54)	$27.81	(8.72)%	$4,172	0.96%	1.45%	2.15%	0.95%	1.44%	2.16%	44%
For the Period May 3, 2017[9] through October 31, 2017	$25.00	0.15	0.15	5.98	6.13	—	—	—	—	$31.13	24.52%	$3,113	0.95%	3.46%	1.04%	0.95%	3.46%	1.04%	86%
Direxion Daily 7-10 Year Treasury Bull 3X Shares
For the Year Ended October 31, 2019	$38.83	0.52	0.57	15.18	15.70	(0.53)	—	—	(0.53)	$54.00	40.66%	$21,600	1.05%	1.28%	1.09%	0.95%	1.18%	1.19%	97%
For the Year Ended October 31, 2018	$44.25	0.31	0.34	(5.41)	(5.10)	(0.32)	—	—	(0.32)	$38.83	(11.54)%	$5,824	1.01%	1.57%	0.76%	0.95%	1.51%	0.82%	0%
For the Year Ended October 31, 2017	$51.25	(0.02)	(0.01)	(4.14)	(4.16)	—	(2.84)	—	(2.84)	$44.25	(7.60)%	$8,851	0.96%	1.70%	(0.04)%	0.95%	1.69%	(0.03)%	134%
For the Year Ended October 31, 2016	$46.74	(0.41)	(0.40)	5.65	5.24	—	(0.73)	—	(0.73)	$51.25	11.42%	$7,688	0.98%	1.59%	(0.81)%	0.95%	1.56%	(0.78)%	0%
For the Year Ended October 31, 2015	$42.70	(0.43)	(0.42)	4.47	4.04	—	—	—	—	$46.74	9.46%	$7,011	0.96%	1.48%	(0.94)%	0.95%	1.47%	(0.93)%	0%
Direxion Daily 7-10 Year Treasury Bear 3X Shares
For the Year Ended October 31, 2019	$15.53	0.18	0.18	(4.95)	(4.77)	(0.18)	—	—	(0.18)	$10.58	(30.84)%	$11,109	0.97%	1.18%	1.41%	0.95%	1.16%	1.43%	0%
For the Year Ended October 31, 2018	$14.01	0.07	0.08	1.47	1.54	(0.02)	—	—	(0.02)	$15.53	11.01%	$20,189	1.05%	1.15%	0.45%	0.95%	1.05%	0.55%	0%
For the Year Ended October 31, 2017	$13.65	(0.05)	(0.04)	0.41	0.36	—	—	—	—	$14.01	2.64%	$28,724	0.97%	1.07%	(0.33)%	0.95%	1.05%	(0.31)%	0%
For the Year Ended October 31, 2016	$16.51	(0.11)	(0.11)	(2.75)	(2.86)	—	—	—	—	$13.65	(17.32)%	$26,612	0.95%	1.08%	(0.78)%	0.95%	1.08%	(0.78)%	0%
For the Year Ended October 31, 2015	$19.88	(0.17)	(0.17)	(3.20)	(3.37)	—	—	—	—	$16.51	(16.95)%	$40,461	0.95%	0.94%	(0.93)%	0.95%	0.94%	(0.93)%	0%
Direxion Daily 20+ Year Treasury Bull 3X Shares
For the Year Ended October 31, 2019	$15.76	0.29	0.34	13.63	13.92	(0.29)	—	—	(0.29)	$29.39	88.98%	$189,539	1.12%	1.12%	1.25%	0.92%	0.92%	1.46%	66%
For the Year Ended October 31, 2018	$20.77	0.25	0.26	(5.00)	(4.75)	(0.26)	—	—	(0.26)	$15.76	(23.07)%	$100,873	0.97%	0.95%	1.31%	0.94%	0.92%	1.34%	0%
For the Year Ended October 31, 2017	$24.07	0.07	0.08	(3.35)	(3.28)	(0.02)	—	—	(0.02)	$20.77	(13.64)%	$90,347	0.98%	0.97%	0.36%	0.95%	0.94%	0.39%	66%
For the Year Ended October 31, 2016	$19.57	(0.10)	(0.09)	4.60	4.50	—	—	—	—	$24.07	23.01%	$67,396	0.97%	0.97%	(0.40)%	0.95%	0.95%	(0.38)%	206%
For the Year Ended October 31, 2015	$18.04	(0.07)	(0.07)	1.60	1.53	—	—	—	—	$19.57	8.47%	$62,614	0.96%	0.94%	(0.34)%	0.95%	0.93%	(0.33)%	56%

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Financial Highlights

October 31, 2019

													RATIOS TO AVERAGE NET ASSETS[7]
	Net Asset Value, Beginning of Year/ Period	Net Investment Income (Loss)[1,2]	Net Investment Income (Loss)[1,3]	Net Realized and Unrealized Gain (Loss) on Investments[4]	Net Increase (Decrease) in Net Asset Value Resulting from Operations	Dividends from Net Investment Income	Distributions from Realized Capital Gains	Distributions from Return of Capital	Total Distributions	Net Asset Value, End of Year/ Period	Total Return[5]	Net Assets, End of Year/ Period (000's omitted)	Net Expenses[2,6]	Total Expenses[2]	Net Investment Income (Loss) after Expense Reimbursement[2]	Net Expenses[3,6]	Total Expenses[3]	Net Investment Income (Loss) after Expense Reimbursement[3]	Portfolio Turnover Rate[8]
Direxion Daily 20+ Year Treasury Bear 3X Shares
For the Year Ended October 31, 2019	$22.85	$0.21	$0.24	$(12.12)	$(11.91)	$(0.22)	$—	$—	$(0.22)	$10.72	(52.34)%	$123,239	1.10%	1.10%	1.32%	0.91%	0.91%	1.51%	0%
For the Year Ended October 31, 2018	$19.14	0.11	0.12	3.66	3.77	(0.06)	—	—	(0.06)	$22.85	19.71%	$345,100	0.99%	0.99%	0.54%	0.90%	0.90%	0.63%	0%
For the Year Ended October 31, 2017	$18.81	(0.07)	(0.06)	0.40	0.33	—	—	—	—	$19.14	1.75%	$371,392	0.93%	0.93%	(0.31)%	0.90%	0.90%	(0.28)%	0%
For the Year Ended October 31, 2016	$27.61	(0.16)	(0.16)	(8.64)	(8.80)	—	—	—	—	$18.81	(31.87)%	$378,946	0.92%	0.92%	(0.77)%	0.92%	0.92%	(0.77)%	0%
For the Year Ended October 31, 2015	$38.96	(0.27)	(0.27)	(11.08)	(11.35)	—	—	—	—	$27.61	(29.13)%	$537,016	0.90%	0.90%	(0.88)%	0.89%	0.89%	(0.87)%	0%

1  Net investment income (loss) per share represents net investment income divided by the daily average shares of beneficial interest outstanding throughout each period.

2  Includes interest expense and extraordinary expenses, which comprise of tax and litigation expenses.

3  Excludes interest expense and extraordinary expenses, which comprise of tax and litigation expenses.

4  Due to the timing of sales and redemptions of capital shares, the net realized and unrealized gain(loss) per share is not in accordance with the Fund's changes in net realized and unrealized gain(loss) on investments, in-kind redemptions, futures, and swaps for the year/period.

5  Total return is calculated assuming an initial investment made at the net asset value at the beginning of the year/period, reinvestment of all dividends and distributions at net asset value during the year/period and redemption on the last day of the period. Total return calculated for a period of less than one year is not annualized. The total return would have been lower if certain expenses had not been reimbursed/waived or recouped by the Adviser.

6  Net expenses include effects of any reimbursement/waiver or recoupment.

7  For periods less than a year, these ratios are annualized.

8  Portfolio turnover rate is not annualized and excludes the value of portfolio securities received or delivered as a result of in-kind creations or redemptions of the Fund's capital shares. Portfolio turnover rate does not include effects of turnover of the swap and future contracts portfolio. Short-term securities with maturities less than or equal to 365 days are also excluded from portfolio turnover calculation.

9  Commencement of operations.

10  Between $(0.005) and $0.005.

11  Effective June 28, 2019, the Fund had a 1:5 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:5 stock split.

12  Effective November 22, 2019, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

13  Effective June 28, 2019, the Fund had a 1:10 reverse stock split. Share amounts for all periods have been adjusted to give effect to the 1:10 stock split.

14  The Fund's total return includes voluntary reimbursement by the Adviser for a realized loss on a trading error. Had this reimbursement not been made to the Fund, total return would have been 1.94% lower.

The accompanying notes are an integral part of these financial statements.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Notes to the Financial Statements

October 31, 2019

1.  ORGANIZATION

The Direxion Shares ETF Trust (the "Trust") is a Delaware statutory trust formed on April 23, 2008 and is registered with the Securities and Exchange Commission ("SEC") as an open-end management investment company under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust is a registered investment company that has 90 separate series (each, a "Fund" and together the "Funds"). 62 of these Funds are included in this report:

Direxion Daily Mid Cap Bull 3X Shares	Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares	Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares	Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares	Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily MSCI Brazil Bull 3X Shares
Direxion Daily MSCI Developed Markets Bull 3X Shares	Direxion Daily MSCI Developed Markets Bear 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI India Bull 3X Shares
Direxion Daily MSCI Japan Bull 3X Shares
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Russia Bull 3X Shares	Direxion Daily Russia Bear 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Communication Services Index Bull 3X Shares	Direxion Daily Communication Services Index Bear 3X Shares
Direxion Daily Consumer Discretionary Bull 3X Shares	Direxion Daily Consumer Discretionary Bear 3X Shares
Direxion Daily Consumer Staples Bull 3X Shares	Direxion Daily Consumer Staples Bear 3X Shares
Direxion Daily Energy Bull 3X Shares	Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares	Direxion Daily Financial Bear 3X Shares
Direxion Daily Gold Miners Index Bull 3X Shares	Direxion Daily Gold Miners Index Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Homebuilders & Supplies Bull 3X Shares
Direxion Daily Industrials Bull 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares	Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares	Direxion Daily Natural Gas Related Bear 3X Shares
Direxion Daily Pharmaceutical & Medical Bull 3X Shares
Direxion Daily Regional Banks Bull 3X Shares	Direxion Daily Regional Banks Bear 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Robotics, Artificial Intelligence &
Automation Index Bull 3X Shares
Direxion Daily S&P Biotech Bull 3X Shares	Direxion Daily S&P Biotech Bear 3X Shares
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares
Direxion Daily Semiconductor Bull 3X Shares	Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares	Direxion Daily Technology Bear 3X Shares
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares	Direxion Daily 20+ Year Treasury Bear 3X Shares

The Trust has evaluated the structure, objective and activities of the Funds and determined that they meet the characteristics of an investment company. As such, these financial statements have applied the guidance as set forth in the Accounting Standards Codification ("ASC") 946, Financial Services – Investment Companies.

Rafferty Asset Management, LLC (the "Adviser") has registered as a commodity pool operator ("CPO") and the Funds are considered commodity pools under the Commodity Exchange Act (the "CEA"). Accordingly, the Adviser is subject to registration and regulation as a CPO under the CEA and must comply with various regulatory requirements under the CEA

DIREXION ANNUAL REPORT

and the rules and regulations of the Commodity Futures Trading Commission and the National Futures Association, including investor protection requirements, antifraud provisions, disclosure requirements and reporting and recordkeeping requirements.

Each Fund's investment objective is to seek daily investment results, before fees and expenses, that correspond to the performance of a particular index or benchmark. The Funds with the word "Bull" in their name attempt to provide investment results that correlate positively to the return of an index or benchmark. The Funds with the word "Bear" in their name attempt to provide investment results that correlate negatively to the return of an index or benchmark. The correlations sought by the Bull Funds are a multiple of 300% of the return of the target index or benchmark and a multiple of -300% of the return of the target index or benchmark for the Bear Funds.

Funds	Index or Benchmark	Daily Target
Direxion Daily Mid Cap Bull 3X Shares		300%
Direxion Daily Mid Cap Bear 3X Shares	S&P Mid Cap 400® Index	-300%
Direxion Daily S&P 500® Bull 3X Shares		300%
Direxion Daily S&P 500® Bear 3X Shares	S&P 500® Index	-300%
Direxion Daily Small Cap Bull 3X Shares		300%
Direxion Daily Small Cap Bear 3X Shares	Russell 2000® Index	-300%
Direxion Daily FTSE China Bull 3X Shares		300%
Direxion Daily FTSE China Bear 3X Shares	FTSE China 50 Index	-300%
Direxion Daily FTSE Europe Bull 3X Shares	FTSE Developed Europe All Cap Index	300%
Direxion Daily Latin America Bull 3X Shares	S&P Latin America 40 Index	300%
Direxion Daily MSCI Brazil Bull 3X Shares	MSCI Brazil 25/50 Index	300%
Direxion Daily MSCI Developed Markets Bull 3X Shares		300%
Direxion Daily MSCI Developed Markets Bear 3X Shares	MSCI EAFE® Index	-300%
Direxion Daily MSCI Emerging Markets Bull 3X Shares		300%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	MSCI Emerging Markets IndexSM	-300%
Direxion Daily MSCI India Bull 3X Shares	MSCI India Index	300%
Direxion Daily MSCI Japan Bull 3X Shares	MSCI Japan Index	300%
Direxion Daily MSCI Mexico Bull 3X Shares	MSCI Mexico IMI 25/50 Index	300%
Direxion Daily MSCI South Korea Bull 3X Shares	MSCI Korea 25/50 Index	300%
Direxion Daily Russia Bull 3X Shares		300%
Direxion Daily Russia Bear 3X Shares	MVIS Russia Index	-300%
Direxion Daily Aerospace & Defense Bull 3X Shares	Dow Jones U.S. Select Aerospace & Defense Index	300%
Direxion Daily Communication Services Index Bull 3X Shares		300%
Direxion Daily Communications Service Index Bear 3X Shares	Communication Services Select Sector Index	-300%
Direxion Daily Consumer Discretionary Bull 3X Shares		300%
Direxion Daily Consumer Discretionary Bear 3X Shares	Consumer Discretionary Select Sector Index	-300%
Direxion Daily Consumer Staples Bull 3X Shares		300%
Direxion Daily Consumer Staples Bear 3X Shares	Consumer Staples Select Sector Index	-300%
Direxion Daily Energy Bull 3X Shares		300%
Direxion Daily Energy Bear 3X Shares	Energy Select Sector Index	-300%
Direxion Daily Financial Bull 3X Shares		300%
Direxion Daily Financial Bear 3X Shares	Russell 1000® Financial Services Index	-300%
Direxion Daily Gold Miners Index Bull 3X Shares		300%
Direxion Daily Gold Miners Index Bear 3X Shares	NYSE Arca Gold Miners Index	-300%
Direxion Daily Healthcare Bull 3X Shares	Health Care Select Sector Index	300%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Dow Jones U.S. Select Home Construction Index	300%
Direxion Daily Industrials Bull 3X Shares	Industrial Select Sector Index	300%

DIREXION ANNUAL REPORT

Funds	Index or Benchmark	Daily Target
Direxion Daily Junior Gold Miners Index Bull 3X Shares		300%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	MVIS Global Junior Gold Miners Index	-300%
Direxion Daily MSCI Real Estate Bull 3X Shares		300%
Direxion Daily MSCI Real Estate Bear 3X Shares	MSCI U.S. IMI Real Estate 25/50 Index(a)	-300%
Direxion Daily Natural Gas Related Bull 3X Shares		300%
Direxion Daily Natural Gas Related Bear 3X Shares	ISE-Revere Natural Gas IndexTM	-300%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	S&P Pharmaceuticals Select Industry Index(b)	300%
Direxion Daily Regional Banks Bull 3X Shares		300%
Direxion Daily Regional Banks Bear 3X Shares	S&P Regional Banks Select Industry Index	-300%
Direxion Daily Retail Bull 3X Shares	S&P Retail Select Industry® Index	300%
Direxion Daily Robotics, Artificial Intelligence &	Indxx Global Robotics and Artificial Intelligence
Automation Index Bull 3X Shares	Thematic Index	300%
Direxion Daily S&P Biotech Bull 3X Shares		300%
Direxion Daily S&P Biotech Bear 3X Shares	S&P Biotechnology Select Industry Index	-300%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	S&P Oil & Gas Exploration & Production Select	300%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Industry Index	-300%
Direxion Daily Semiconductor Bull 3X Shares		300%
Direxion Daily Semiconductor Bear 3X Shares	PHLX Semiconductor Sector Index	-300%
Direxion Daily Technology Bull 3X Shares		300%
Direxion Daily Technology Bear 3X Shares	Technology Select Sector Index	-300%
Direxion Daily Transportation Bull 3X Shares	Dow Jones Transportation Average	300%
Direxion Daily Utilities Bull 3X Shares	Utilities Select Sector Index	300%
Direxion Daily 7-10 Year Treasury Bull 3X Shares		300%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	ICE U.S. Treasury 7-10 Year Bond Index	-300%
Direxion Daily 20+ Year Treasury Bull 3X Shares		300%
Direxion Daily 20+ Year Treasury Bear 3X Shares	ICE U.S. Treasury 20+ Year Bond Index	-300%

(a)  Effective on August 1, 2019, the benchmark index for the Direxion Daily MSCI Real Estate Bull 3X Shares and Direxion Daily MSCI Real Estate Bear 3X Shares changed from the MSCI U.S. REIT IndexSM to the MSCI U.S. IMI Real Estate 25/50 Index.

(b)  Effective on August 1, 2019, the benchmark index for the Direxion Daily Pharmaceutical & Medical Bull 3X Shares changed from the Dynamic Pharmaceutical Intellidex Index to the S&P Pharmaceuticals Select Industry Index.

2.  SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of their financial statements. These policies are in conformity with U.S. generally accepted accounting principles ("GAAP").

a) Cash Equivalents – The Funds consider investments in the Bank of New York Mellon Cash Reserve, a U.S. dollar-denominated deposit account offered through the Bank of New York Mellon, to be cash equivalents. The Funds are exposed to the credit risk of Bank of New York Mellon through these holdings of cash equivalents. These cash equivalents are presented on the Statements of Assets and Liabilities as "Cash equivalents" and were classified as Level 1 assets as of October 31, 2019.

b) Investment Valuation – The Net Asset Value ("NAV") per share of each Fund is determined daily, as of the close of regular trading on the New York Stock Exchange ("NYSE") (normally at 4:00 p.m. Eastern time), each day the NYSE is open for business. On days that the Securities Industry and Financial Markets Association ("SIFMA") recommends that the bond markets close all day, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (the "Fixed Income Funds") do not calculate their NAVs, even if the NYSE is open for business. Similarly, on days that SIFMA recommends that

DIREXION ANNUAL REPORT

the bond markets close early, each of the Fixed Income Funds calculate its NAV as of the time of the recommended close, usually 2:00 p.m. Eastern time, rather than the close of regular trading on the NYSE. A security listed or traded on an exchange, domestic or foreign, is valued at its last sales price on the principal exchange on which it is traded prior to the time when assets are valued. If no sale is reported at that time, the mean of the last bid and asked prices is used. Securities primarily traded on the NASDAQ® Global Market ("NASDAQ") for which market quotations are readily available are valued using the NASDAQ® Official Closing Price ("NOCP") provided by NASDAQ each business day. Over the Counter ("OTC") securities held by a Fund will be valued at the last sales price or, if no sales price is reported, the mean of the last bid and asked price is used. The portfolio securities of a Fund that are listed on national exchanges are valued at the last sales price of such securities; if no sales price is reported, the mean of the last bid and asked price is used. Swap contracts are valued using the closing price of the underlying reference entity or the closing value of the underlying reference index. The Funds valued their investments in money market funds based on their daily net asset values. Futures contracts are valued at settlement price established on the exchange on which they are traded, if that settlement price reflects trading prior to the Valuation Time. If the settlement price established by the exchange reflects trading after the Valuation Time, then the last sales price prior to Valuation time will be used. Securities, swap or future contracts are fair valued as determined by the Adviser under the supervision of the Board of Trustees (the "Board") in the following scenarios: a) reliable market quotations are not readily available; b) the Funds' pricing service does not provide a valuation for such securities; c) the Funds' pricing service provides valuation that in the judgment of the Adviser does not represent fair value; or d) the Fund or Adviser believes the market price is stale.

c) Swap Contracts – Each Fund may enter into equity swap contacts. Standard equity swap contracts are between two parties that agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross amount to be exchanged is calculated with respect to a "notional amount" (i.e. the return on or increase in value of a particular dollar amount invested in a "basket" of securities representing a particular index or industry sector). Each Fund enters into master netting agreements with counterparties to mitigate counterparty credit risk in derivative contracts. A Fund does not offset fair value amounts for derivatives contracts and related cash collateral on the Statement of Assets and Liabilities arising from derivative contracts executed with the same counterparties under such master netting agreements. The Fund's obligations are accrued daily and offset by any amounts owed to the Fund.

In a "long" equity swap agreement, the counterparty will generally agree to pay the Fund the amount, if any, by which the notional amount of the swap contract would have increased in value if the Fund had been invested in the particular securities, plus dividends that would have been received on those securities. The Fund will agree to pay the counterparty a floating rate of interest (e.g., a LIBOR based rate) on the notional amount of the swap contract plus the amount, if any, by which the notional amount would have decreased in value had it been invested in such securities plus, in certain instances, commissions or trading spreads on the notional amounts. Thus, the return on the swap contract should be the gain or loss on the notional amount plus dividends on the securities less the interest and commission paid by the Fund on the notional amount. Payments may be made at the conclusion of the contract or periodically during its term. In certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the counterparty will pay the Fund interest. These swap contracts do not include the delivery of securities by the Funds to the counterparty. The net amount of the excess, if any, of the Fund's obligations owed over its entitlement with respect to each swap is accrued on a daily basis and an amount of cash or liquid assets having an aggregate net asset value at least equal to such accrued excess is maintained in a segregated account by the Fund's custodian. Until a swap contract is settled in cash, the gain or loss on the notional amount plus dividends on the securities less the interest paid by the Fund on the notional amount are recorded as "unrealized gains or losses on swaps" and when cash is exchanged, the gain or loss is recorded as "realized gains or losses on swaps."

Each Fund may enter into swap contracts that provide the opposite return of the underlying benchmark or security ("short" the index or security). The operations are similar to that of the swaps disclosed above except that the counterparty pays interest to the Fund on the notional amount outstanding and the dividends on the underlying securities reduce the return of the swap. However, in certain instances, market factors such as the interest rate environment and the demand to borrow the securities underlying the swap agreement can cause a scenario in which the Fund will pay the counterparty interest. These amounts are netted with any unrealized appreciation or depreciation to determine the value of the swap. The Funds will typically enter into equity swap agreements to obtain leverage in order to meet their objectives.

Accounting Standards Update No. 2013-01 "Disclosures about Offsetting Assets and Liabilities" ("ASU 2013-01"), requires entities to disclose (i) gross and net information about both instruments and transactions eligible for offset in the financial statements, and (ii) instruments and transactions subject to an agreement similar to a master netting agreement. ASU 2013-01 is limited in scope to recognized derivative instruments accounted for under ASC 815 "Derivatives and

DIREXION ANNUAL REPORT

Hedging", to the extent they are offset in the financial statements or subject to an enforceable master netting arrangement or similar agreement.

In order to better define its contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, a Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement ("ISDA Master Agreement") or similar agreement with its counterparties. An ISDA Master Agreement is a bilateral agreement between a Fund and a counterparty that governs OTC derivatives, including swap contracts, and typically contains, among other things, collateral posting terms, netting and rights of set-off provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, a Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments' payables and receivables to create a single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral requirements generally differ by type of derivative. Collateral terms are contract-specific for OTC derivatives (e.g. swaps). Generally, for transactions traded under an ISDA Master Agreement, the collateral requirements are calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by a Fund and the counterparty. Generally, the amount of collateral due from or to the counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to a Fund from its derivative counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty non-performance. Interest earned on collateral pledged to a counterparty is presented as part of Interest income on the Statement of Operations. Interest incurred on collateral received from a counterparty is presented as Interest expense on the Statement of Operations.

For financial reporting purposes, the Funds elect to not offset assets and liabilities subject to an ISDA Master Agreement, if any, in the Statements of Assets and Liabilities. Therefore, all qualifying transactions are presented on a gross basis in the Statements of Assets and Liabilities. As of October 31, 2019, the impact of netting of assets and liabilities and the offsetting of collateral pledged or received based on contractual netting/set-off provisions in the ISDA Master Agreement are detailed in the following tables.

In the event of the counterparty's default, bankruptcy or any other event for which the counterparty cannot meet its obligations, a Fund bears the risk of loss equal to the amount of the daily appreciation owed to the Fund. This obligation represents the daily gain accrued to the Fund from the close of business day prior to this event to the day on which this event occurs and the counterparty can no longer meet its obligations. A Fund will enter into swap agreements only with large, well-capitalized and established financial institutions. The creditworthiness of each of the firms that is a party to a swap agreement is monitored by the Adviser. Shareholders may obtain swap counterparty financial statements at www.sec.gov. Swap contracts are subject to credit risk. Credit risk occurs when the financial condition of an issuer of a security or instrument may cause it to default or become unable to pay interest or principal due on the security. The counterparty to a swap contract might default on its obligations. In addition, the Funds have agreements with certain counterparties with which it trades swap contracts that contain credit risk-related contingent features that could be triggered subject to certain circumstances. Such circumstances include agreed upon net asset value and performance-based thresholds. The maximum exposure to the Funds in regard to potential counterparty default and credit-risk related contingent features at October 31, 2019 is detailed in the following tables. If such credit risk-related contingencies were triggered, the counterparties would have the option to terminate any positions open under the master netting agreement.

Description: Swap Contract

Counterparty: Bank of America Merrill Lynch

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$338,869	$—	$338,869[1]	$—	$—	$—	$—	$—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bear 3X Shares	$—	$—	$—	$—	$5,446	$—	$5,446[1]	$—
Direxion Daily S&P 500® Bull 3X Shares	16,269,906	—	16,269,906[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	15,361,190	—	15,361,190[1]	—
Direxion Daily Small Cap Bull 3X Shares	39,787,165	—	39,787,165[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	15,203,648	—	15,203,648[1]	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	7,180,252	—	7,180,252[1]	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	257,428	—	257,428[1]	—
Direxion Daily Latin America Bull 3X Shares	66,473	—	66,473[1]	—	—	—	—	—
Direxion Daily MSCI Brazil Bull 3X Shares	7,809,842	—	7,809,842[1]	—	—	—	—	—
Direxion Daily MSCI India Bull 3X Shares	286,219	—	286,219[1]	—	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	1,373,460	—	1,373,460[1]	—	—	—	—	—
Direxion Daily Russia Bull 3X Shares	1,859,689	—	1,859,689[1]	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	155,105	—	155,105[1]	—
Direxion Daily Financial Bull 3X Shares	11,075,545	—	11,075,545[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	16,301,814	—	16,301,814[1]	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Gold Miners Index Bull 3X Shares	$150,771,145	$—	$135,698,280	$15,072,865	$—	$—	$—	$—
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—	37,899,543	—	37,899,543[1]	—
Direxion Daily Healthcare Bull 3X Shares	1,776,748	—	1,776,748[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	3,030,820	—	3,030,820[1]	—	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	1,309,634	—	1,309,634[1]	—	—	—	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	1,028,296	—	1,028,296[1]	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	1,475,895	—	1,475,895[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	7,513,179	—	7,513,179[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	536,876	—	536,876[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	488,760	—	420,000	68,760	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	13,553,133	—	13,553,133[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	18,779,522	—	18,779,522[1]	—
Direxion Daily Technology Bull 3X Shares	35,350,568	—	35,350,568[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	4,971,267	—	4,971,267[1]	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Utilities Bull 3X Shares	$36,097	$—	$—	$36,097	$—	$—	$—	$—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	236,356	—	—	236,356	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	804,013	—	—	804,013	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: BNP Paribas

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$404,858	$69,880	$334,978[1]	$—	$69,880	$69,880	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	4,507	—	4,507[1]	—
Direxion Daily S&P 500® Bull 3X Shares	3,680,408	—	3,680,408[1]	—	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	393,038	393,038	—	—	3,784,856	393,038	3,391,818[1]	—
Direxion Daily Small Cap Bear 3X Shares	340,863	340,863	—	—	2,782,868	340,863	2,442,005[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	934,946	2,907	932,039[1]	—	2,907	2,907	—	—
Direxion Daily Latin America Bull 3X Shares	511,533	—	511,533[1]	—	—	—	—	—
DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Brazil Bull 3X Shares	$4,916,080	$452,872	$4,463,208[1]	$—	$452,872	$452,872	$—	$—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	2,539,586	125,056	2,414,530[1]	—	125,056	125,056	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	12,499	12,499	—	—	4,632,028	12,499	4,619,529[1]	—
Direxion Daily MSCI South Korea Bull 3X Shares	144,006	3,065	140,941[1]	—	3,065	3,065	—	—
Direxion Daily Russia Bull 3X Shares	911,951	86,465	825,486[1]	—	86,465	86,465	—	—
Direxion Daily Russia Bear 3X Shares	2,824	2,824	—	—	276,487	2,824	273,663[1]	—
Direxion Daily Energy Bull 3X Shares	—	—	—	—	993,934	—	993,934[1]	—
Direxion Daily Financial Bull 3X Shares	18,109,722	—	18,109,722[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	121,473,254	—	107,880,000	13,593,254	—	—	—	—
Direxion Daily Gold Miners Index Bear 3X Shares	510,165	510,165	—	—	7,789,103	510,165	7,278,938[1]	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	—	—	177,810	—	177,810[1]	—
Direxion Daily Industrials Bull 3X Shares	28,255	1,182	—	27,073	1,182	1,182	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	83,678,457	—	71,730,000	11,948,457	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	946,268	946,268	—	—	11,848,841	946,268	10,902,573[1]	—
Direxion Daily Natural Gas Related Bull 3X Shares	129,414	129,414	—	—	308,458	129,414	179,044[1]	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Natural Gas Related Bear 3X Shares	$2,066,780	$—	$2,050,000	$16,780	$—	$—	$—	$—
Direxion Daily S&P Biotech Bull 3X Shares	2,280,590	2,280,590	—	—	6,654,964	2,280,590	4,374,374[1]	—
Direxion Daily Semiconductor Bull 3X Shares	15,442,734	—	15,442,734[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	3,768,739	—	3,768,739[1]	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	1,285,740	—	1,090,000	195,740	—	—	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	2,412,221	—	2,412,221[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	6,403,539	—	3,900,000	2,503,539	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	12,228,503	—	12,228,503[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: Citibank N.A.

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$52,252,426	$—	$52,252,426[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	12,243,074	—	12,243,074[1]	—
Direxion Daily Small Cap Bull 3X Shares	4,153,461	—	4,153,461[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	1,856,884	—	1,856,884[1]	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Developed Markets Bull 3X Shares	$290,418	$—	$284,000	$6,418	$—	$—	$—	$—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	3,829,285	—	3,829,285[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—	1,351,123	—	1,351,123[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	337,708	—	161,000	176,708	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares	466,273	—	466,273[1]	—	—	—	—	—
Direxion Daily Consumer Discretionary Bear 3X Shares	—	—	—	—	129,853	—	129,853[1]	—
Direxion Daily Consumer Staples Bull 3X Shares	589,806	—	519,000	70,806	—	—	—	—
Direxion Daily Consumer Staples Bear 3X Shares	—	—	—	—	63,027	—	63,027[1]	—
Direxion Daily Energy Bull 3X Shares	652,895	—	652,895[1]	—	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	23,350,850	—	—	23,350,850	—	—	—	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—	13,212,407	—	13,212,407[1]	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	34,197,015	—	19,773,000	14,424,015	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—	4,252,865	—	4,252,865[1]	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	2,116,364	—	2,116,364[1]	—
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—	—	428,819	—	428,819[1]	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Regional Banks Bull 3X Shares	$24,716	$—	$24,716[1]	$—	$—	$—	$—	$—
Direxion Daily S&P Biotech Bull 3X Shares	4,157,857	—	4,157,857[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—	632,722	—	632,722[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	—	—	—	3,444,675	—	3,444,675[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	759,450	—	626,000	133,450	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	15,249,011	—	15,249,011[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	7,633,451	—	7,633,451[1]	—
Direxion Daily Technology Bull 3X Shares	10,675,035	—	10,675,035[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	815,745	—	815,745[1]	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—	111,773	—	111,773[1]	—
Direxion Daily Utilities Bull 3X Shares	1,190,058	—	1,104,000	86,058	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	878,851	—	878,851[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: Credit Suisse Capital LLC

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Mid Cap Bull 3X Shares	$1,489,487	$—	$1,489,487[1]	$—	$—	$—	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—	224,607	—	224,607[1]	—
Direxion Daily S&P 500® Bull 3X Shares	10,571,676	—	10,571,676[1]	—	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	5,462,327	—	5,462,327[1]	—
Direxion Daily Small Cap Bull 3X Shares	11,974,774	—	11,974,774[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	11,590,686	—	11,590,686[1]	—
Direxion Daily FTSE China Bull 3X Shares	8,760,998	—	8,760,998[1]	—	—	—	—	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	1,105,225	—	1,105,225[1]	—
Direxion Daily FTSE Europe Bull 3X Shares	4,049,721	—	4,020,000	29,721	—	—	—	—
Direxion Daily Latin America Bull 3X Shares	—	—	—	—	21,380	—	21,380[1]	—
Direxion Daily MSCI Brazil Bull 3X Shares	58,967,823	—	58,967,823[1]	—	—	—	—	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	541,821	—	430,000	111,821	—	—	—	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	—	—	—	502,367	—	502,367[1]	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Emerging Markets Bull 3X Shares	$—	$—	$—	$—	$542,350	$—	$542,350[1]	$—
Direxion Daily MSCI India Bull 3X Shares	1,926,750	—	1,926,750[1]	—	—	—	—	—
Direxion Daily MSCI Japan Bull 3X Shares	1,125,796	—	890,000	235,796	—	—	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	4,125,992	—	4,125,992[1]	—	—	—	—	—
Direxion Daily Russia Bull 3X Shares	7,185,924	—	7,185,924[1]	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	—	—	—	2,136,152	—	2,136,152[1]	—
Direxion Daily Aerospace & Defense Bull 3X Shares	12,871,738	—	12,871,738[1]	—	—	—	—	—
Direxion Daily Communication Services Index Bull 3X Shares	286,687	—	260,000	26,687	—	—	—	—
Direxion Daily Communication Services Index Bear 3X Shares	—	—	—	—	57,805	—	57,805[1]	—
Direxion Daily Consumer Discretionary Bull 3X Shares	78,932	—	—	78,932	—	—	—	—
Direxion Daily Consumer Discretionary Bear 3X Shares	947	—	—	947	—	—	—	—
Direxion Daily Consumer Staples Bull 3X Shares	43,526	—	—	43,526	—	—	—	—
Direxion Daily Energy Bull 3X Shares	—	—	—	—	839,110	—	839,110[1]	—
Direxion Daily Energy Bear 3X Shares	1,231,791	—	1,070,000	161,791	—	—	—	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Financial Bull 3X Shares	$230,009,345	$—	$230,009,345[1]	$—	$—	$—	$—	$—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	6,103,248	—	6,103,248[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	—	—	27,023,263	—	27,023,263[1]	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—	8,771,540	—	8,771,540[1]	—
Direxion Daily Healthcare Bull 3X Shares	11,059,149	—	11,059,149[1]	—	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	4,659,601	—	4,659,601[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	65,635	—	—	65,635	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	164,078,975	—	145,020,000	19,058,975	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—	13,146,088	—	13,146,088[1]	—
Direxion Daily MSCI Real Estate Bull 3X Shares	2,454,693	—	2,454,693[1]	—	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	—	—	2,839,857	—	2,839,857[1]	—
Direxion Daily Natural Gas Related Bear 3X Shares	936,618	—	936,618[1]	—	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	27,037	—	24,721	2,316	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	170,241	—	170,241[1]	—	—	—	—	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Regional Banks Bear 3X Shares	$—	$—	$—	$—	$6,624	$—	$6,624[1]	$—
Direxion Daily Retail Bull 3X Shares	1,498,700	—	1,498,700[1]	—	—	—	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	535,980	—	535,980[1]	—	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	—	—	—	6,574,686	—	6,574,686[1]	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	5,769,975	—	5,710,000	59,975	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	12,145,726	—	12,145,726[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	8,091,442	—	8,091,442[1]	—
Direxion Daily Technology Bull 3X Shares	153,667,817	—	153,667,817[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	2,253,793	—	2,253,793[1]	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—	37,096	—	37,096[1]	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	22,544,733	—	20,160,000	2,384,733	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	3,449,728	—	3,449,728[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

DIREXION ANNUAL REPORT

Description: Swap Contract

Counterparty: J.P. Morgan

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Financial Bull 3X Shares	$1,164,298	$—	$1,164,298[1]	$—	$—	$—	$—	$—
Direxion Daily Gold Miners Index Bull 3X Shares	693,876	—	—	693,876	—	—	—	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

Description: Swap Contract

Counterparty: UBS Securities LLC

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P 500® Bull 3X Shares	$115,276,812	$—	$115,276,812[1]	$—	$—	$—	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—	25,163,138	—	25,163,138[1]	—
Direxion Daily Small Cap Bull 3X Shares	49,540,467	—	49,540,467[1]	—	—	—	—	—
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—	5,510,456	—	5,510,456[1]	—
Direxion Daily FTSE China Bull 3X Shares	—	—	—	—	671,189	—	671,189[1]	—
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—	305,290	—	305,290[1]	—
Direxion Daily MSCI Brazil Bull 3X Shares	9,558,824	—	9,558,824[1]	—	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	—	—	2,542,257	—	2,542,257[1]	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily MSCI Emerging Markets Bear 3X Shares	$492,149	$—	$30,000	$462,149	$—	$—	$—	$—
Direxion Daily MSCI India Bull 3X Shares	3,990,200	—	3,990,200[1]	—	—	—	—	—
Direxion Daily MSCI Japan Bull 3X Shares	320,298	—	240,000	80,298	—	—	—	—
Direxion Daily MSCI Mexico Bull 3X Shares	157,346	—	157,346[1]	—	—	—	—	—
Direxion Daily Russia Bull 3X Shares	1,294,935	—	1,294,935[1]	—	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	—	—	—	—	543,140	—	543,140[1]	—
Direxion Daily Communication Services Index Bull 3X Shares	—	—	—	—	82	—	82[1]	—
Direxion Daily Communication Services Index Bear 3X Shares	—	—	—	—	2,146	—	2,146[1]	—
Direxion Daily Consumer Staples Bull 3X Shares	—	—	—	—	475	—	475[1]	—
Direxion Daily Energy Bull 3X Shares	755,569	—	755,569[1]	—	—	—	—	—
Direxion Daily Energy Bear 3X Shares	229,341	—	—	229,341	—	—	—	—
Direxion Daily Financial Bull 3X Shares	27,849,885	—	27,849,885[1]	—	—	—	—	—
Direxion Daily Financial Bear 3X Shares	—	—	—	—	316,260	—	316,260[1]	—
Direxion Daily Gold Miners Index Bull 3X Shares	128,821,977	—	114,090,000	14,731,977	—	—	—	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—	32,328,329	—	32,328,329[1]	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily Healthcare Bull 3X Shares	$4,105,356	$—	$4,105,356[1]	$—	$—	$—	$—	$—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	9,548,036	—	9,548,036[1]	—	—	—	—	—
Direxion Daily Industrials Bull 3X Shares	198,763	—	160,000	38,763	—	—	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	29,365,748	—	13,590,000	15,775,748	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—	5,191,789	—	5,191,789[1]	—
Direxion Daily MSCI Real Estate Bull 3X Shares	1,510,658	—	1,510,658[1]	—	—	—	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—	720,527	—	720,527[1]	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	1,217,160	—	1,217,160[1]	—	—	—	—	—
Direxion Daily Regional Banks Bull 3X Shares	1,266,462	—	1,266,462[1]	—	—	—	—	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	—	167,671	—	167,671[1]	—
Direxion Daily Retail Bull 3X Shares	—	—	—	—	223,519	—	223,519[1]	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	1,511,275	—	1,511,275[1]	—	—	—	—	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	—	—	56,307,106	—	56,307,106[1]	—
Direxion Daily S&P Biotech Bear 3X Shares	2,820,551	—	2,320,000	500,551	—	—	—	—

DIREXION ANNUAL REPORT

	Assets: Gross Amounts not offset in the Statement of Asset and Liabilities				Liabilities: Gross Amounts not offset in the Statement of Asset and Liabilities
Fund Name	Gross Amounts of Recognized Assets	Financial Instruments	Collateral Received	Net Amount[2]	Gross Amounts of Recognized Liabilities	Financial Instruments	Collateral Pledged	Net Amount
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	$—	$—	$—	$—	$4,755,210	$—	$4,755,210[1]	$—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	14,225,937	—	14,110,000	115,937	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	159,976,394	—	159,976,394[1]	—	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—	15,413,148	—	15,413,148[1]	—
Direxion Daily Technology Bull 3X Shares	15,297,924	—	15,297,924[1]	—	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	—	—	—	1,849,805	—	1,849,805[1]	—
Direxion Daily Transportation Bull 3X Shares	148,671	—	148,671[1]	—	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	169,142	—	160,000	9,142	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	9,641,079	—	9,641,079[1]	—

1  The amount of collateral shown has been limited such that the net amount cannot be less than zero.

2  The amount shown is the maximum credit exposure of the Fund for the corresponding counterparty.

d) Futures Contracts – Each Fund may purchase and sell futures contracts. A Fund may use futures contracts to gain exposure to, or hedge against, changes in the values of commodities, equities, interest rates or foreign currencies. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as "variation margin" and are recorded by the Fund as unrealized gains and losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. As collateral for futures contracts, the Fund is required under the 1940 Act to maintain assets consisting of cash, cash equivalents or liquid securities. This collateral is required to be adjusted daily to reflect the market value of the purchase obligation for long futures contracts or the market value of the instrument underlying the contract, but not less than the market price at which the futures contract was established, for short futures contracts.

e) Risks of Futures Contracts, Options on Futures Contracts and Short Positions – The risks inherent in the use of options, futures contracts, options on futures contracts and short positions include 1) adverse changes in the fair value of such instruments; 2) imperfect correlation between the price of options and futures contracts and options thereon and movements in the price of the underlying securities, index or futures contracts; 3) the possible absence of a liquid secondary

DIREXION ANNUAL REPORT

market for any particular instrument at any time; 4) the possible need to defer closing out certain positions to avoid adverse tax consequences; and 5) the possible non-performance by the counterparty under the terms of the contract. The Funds designate cash, cash equivalents and liquid securities as collateral for written options, futures contracts, options on futures contracts and short positions. The Funds were not invested in any type of options during the period ended October 31, 2019.

f) Risks of Investing in Foreign Securities – Investments in foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

g) Security Transactions – Investment transactions are recorded on the trade date. The Funds determine the gain or loss realized from the investment transactions by comparing the identified cost, which is the same basis used for U.S. Federal income tax purposes, with the net sales proceeds.

h) Securities Lending – The Funds may lend its investment securities to approved brokers, dealers and other financial institutions. The borrower pledges and maintains with the Fund collateral consisting of cash, an irrevocable letter of credit issued by an approved bank, or securities issued or guaranteed by the U.S. government. The collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities. During the term of the loan, each Fund is entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

As of October 31, 2019, all securities on loan were collateralized by cash and/or U.S. government obligations. The cash received as collateral for securities on loan was invested in money market funds, whose maturities are overnight and continuous, and is disclosed in the Schedules of Investments. The securities on loan in each Fund are also disclosed in the Schedule of Investments. The total value of securities loaned and the value of the invested cash collateral are disclosed in the Statements of Assets and Liabilities. Non-cash collateral consists of U.S. Treasury securities and is not disclosed on the Statements of Assets and Liabilities as its held by the lending agent on behalf of the Funds, and the Funds do not have the ability to sell, reinvest or pledge those securities. Income earned by the Funds from securities lending is disclosed in the Statements of Operations.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds are contractually indemnified with the securities lending agent. Furthermore, the Funds require the value of the securities loaned to be computed daily at the close of the market and additional collateral be furnished if required.

As of October 31, 2019, the market value if the securities loaned and the payable on collateral received for securities lending were as follows:

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily Small Cap Bull 3X Shares	$167,026,206	$1,529	$171,339,302	$171,340,831
Direxion Daily FTSE China Bull 3X Shares	6,172,500	—	6,323,790	6,323,790
Direxion Daily MSCI Brazil Bull 3X Shares	57,430,394	59,220,921	480,353	59,701,274
Direxion Daily MSCI Mexico Bull 3X Shares	146,223	151,804	—	151,804
Direxion Daily Aerospace & Defense Bull 3X Shares	17,304	17,738	—	17,738
Direxion Daily Communication Services Index Bull 3X Shares	512	523	—	523
Direxion Daily Consumer Discretionary Bull 3X Shares	503	504	—	504
Direxion Daily Financial Bull 3X Shares	284,526	244,731	42,224	286,955
Direxion Daily Homebuilders & Supplies Bull 3X Shares	73,098	72,112	—	72,112
Direxion Daily MSCI Real Estate Bull 3X Shares	222,543	230,525	2,048	232,573
Direxion Daily Natural Gas Related Bull 3X Shares	688,770	704,757	48,623	753,380
Direxion Daily Retail Bull 3X Shares	1,025,930	992,482	98,060	1,090,542
Direxion Daily S&P Biotech Bull 3X Shares	4,899,410	5,159,662	—	5,159,662

DIREXION ANNUAL REPORT

Funds	Market Value of Securities Loaned	Cash Collateral Received	Non-Cash Collateral Received	Total Collateral Received
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	$3,045,822	$2,556,454	$690,885	$3,247,339
Direxion Daily Semiconductor Bull 3X Shares	450,046	—	464,477	464,477
Direxion Daily Technology Bull 3X Shares	10,098,969	31	10,307,593	10,307,624
Direxion Daily 20+ Year Treasury Bull 3X Shares	2,811,382	—	2,829,574	2,829,574

i) Federal Income Taxes – Each Fund intends to make the requisite distributions of income and capital gains to comply with the requirements of Subchapter M of the Internal Revenue Code of 1986, as amended, necessary to qualify as a regulated investment company. Therefore, no provision for U.S. Federal income tax has been made by the Funds.

The Funds may be subject to a nondeductible 4% U.S. excise tax calculated as a percentage of certain undistributed amounts of net investment income and net capital gains. Certain Funds paid this excise tax during the period ended October 31, 2019.

j) Income and Expenses – Interest income, including amortization of premiums and discounts, is recognized on an accrual basis. Distributions are recorded on the ex-dividend date. Distributions received from investments in MLPs are generally comprised of ordinary income, capital gains and return of capital from the MLPs. For financial statement purposes, the Funds use return of capital and income estimates to allocate the dividend income received. These estimates are assumptions based on the MLPs election to be taxed as partnership or as corporation. Distributions received from MLPs taxed as partnerships are assumed to be 100% return of capital while distributions received from MLPs taxed as corporations are assumed to be 100% income. These estimates may subsequently be revised based on information received from the MLPs after their respective tax reporting periods are concluded, as the actual character of these distributions is not known until after the fiscal year end. The Funds estimate the allocation of investment income and return of capital for the distributions received from MLPs within the Statement of Operations. For the period ended October 31, 2019, the Direxion Daily Natural Gas Bull 3X Shares has estimated approximately 100% of the distributions from MLPs to be return of capital.

The Funds are charged for those expenses that are directly attributable to each series, such as advisory fees and registration costs. Expenses that are not directly attributable to a series are generally allocated among the Trust's series in proportion to their respective average daily net assets.

k) Distributions to Shareholders – Each Fund pays dividends from net investment income and distributes net realized capital gains, if any, at least annually. Income and capital gain distributions are determined in accordance with U.S. Federal income tax regulations, which may differ from GAAP. Certain Funds also utilize earnings and profits distributed to shareholders on redemptions of shares as part of the dividends paid deduction. Distributions to shareholders are recorded on the ex-dividend date.

l) Guarantees and Indemnifications – In the ordinary course of business, the Funds enter into contracts that contain a variety of indemnification provisions pursuant to which the Funds agree to indemnify third parties upon occurrence of specified events. The Funds' maximum exposure relating to these indemnification agreements is unknown. However, the Funds have not had prior claims or losses in connection with these provisions and believe the risk of loss is remote.

m) Use of Estimates – The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

3.  INCOME TAX AND DISTRIBUTION INFORMATION

The tax character of distributions paid during the periods ended October 31, 2019 and October 31, 2018, were as follows:

	Year/Period Ended October 31, 2019			Year/Period Ended October 31, 2018
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily Mid Cap Bull 3X Shares	$494,580	$—	$—	$1,843,382	$—	$—
Direxion Daily Mid Cap Bear 3X Shares	48,325	—	—	5,189	—	—

DIREXION ANNUAL REPORT

	Year/Period Ended October 31, 2019			Year/Period Ended October 31, 2018
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily S&P 500® Bull 3X Shares	$11,449,455	$—	$—	$32,208,266	$—	$—
Direxion Daily S&P 500® Bear 3X Shares	5,338,151	—	—	972,234	—	—
Direxion Daily Small Cap Bull 3X Shares	4,558,793	—	—	1,284,400	—	—
Direxion Daily Small Cap Bear 3X Shares	4,325,198	—	—	1,604,319	—	—
Direxion Daily FTSE China Bull 3X Shares	3,949,648	—	—	4,514,464	—	—
Direxion Daily FTSE China Bear 3X Shares	1,047,032	—	—	204,922	—	—
Direxion Daily FTSE Europe Bull 3X Shares	514,390	—	—	1,028,064	—	—
Direxion Daily Latin America Bull 3X Shares	126,175	—	—	129,439	—	3,377
Direxion Daily MSCI Brazil Bull 3X Shares	4,444,723	—	—	3,402,340	—	162,556
Direxion Daily MSCI Developed Markets Bull 3X Shares	273,718	—	1,167	563,639	—	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	63,561	—	—	16,103	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	2,694,656	—	—	2,126,107	—	62,073
Direxion Daily MSCI Emerging Markets Bear 3X Shares	955,647	—	—	275,222	—	—
Direxion Daily MSCI India Bull 3X Shares	664,437	—	—	227,798	—	71,809
Direxion Daily MSCI Japan Bull 3X Shares	97,355	—	—	41,313	—	636
Direxion Daily MSCI Mexico Bull 3X Shares	188,557	—	—	155,659	—	—
Direxion Daily MSCI South Korea Bull 3X Shares	231,430	—	—	630,975	—	—
Direxion Daily Russia Bull 3X Shares	2,965,266	—	—	2,304,147	—	784,069
Direxion Daily Russia Bear 3X Shares	327,249	—	—	74,885	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	392,972	—	—	969,892	—	—
Direxion Daily Communication Services Index Bull 3X Shares[4]	8,081	—	—	—	—	—
Direxion Daily Communication Services Index Bear 3X Shares[4]	21,095	—	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares[3]	20,474	—	4,274	—	—	—
Direxion Daily Consumer Discretionary Bear 3X Shares[3]	18,912	—	1,730	—	—	—
Direxion Daily Consumer Staples Bull 3X Shares[3]	43,161	—	—	—	—	—
Direxion Daily Consumer Staples Bear 3X Shares[3]	21,810	—	—	—	—	—
Direxion Daily Energy Bull 3X Shares	5,278,075	—	—	7,502,193	—	140,348
Direxion Daily Energy Bear 3X Shares	359,503	—	—	126,039	—	—
Direxion Daily Financial Bull 3X Shares	13,959,446	—	57,860	14,975,518	—	—
Direxion Daily Financial Bear 3X Shares	2,271,607	—	—	507,442	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	4,794,202	—	1,788,771	1,134,609	—	2,575,171
Direxion Daily Gold Miners Index Bear 3X Shares	2,899,040	—	—	387,306	—	—
Direxion Daily Healthcare Bull 3X Shares	1,182,359	—	—	822,897	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	172,171	—	9,939	910,260	147,909	—
Direxion Daily Industrials Bull 3X Shares	63,654	—	—	52,680	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	5,035,748	—	475,303	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	1,163,840	—	—	172,110	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	880,150	—	—	1,172,396	—	285,570

DIREXION ANNUAL REPORT

	Year/Period Ended October 31, 2019			Year/Period Ended October 31, 2018
	Distributions Paid From:			Distributions Paid From:
Funds	Ordinary Income	Long Term Capital Gains	Return of Capital	Ordinary Income	Long Term Capital Gains	Return of Capital
Direxion Daily MSCI Real Estate Bear 3X Shares	$267,942	$—	$—	$60,011	$—	$—
Direxion Daily Natural Gas Related Bull 3X Shares	4,621	—	—	—	—	—
Direxion Daily Natural Gas Related Bear 3X Shares	43,448	—	—	21,078	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares[1]	56,519	—	2,255	13,214	—	1,811
Direxion Daily Regional Banks Bull 3X Shares	422,221	—	—	330,504	—	—
Direxion Daily Regional Banks Bear 3X Shares	24,474	—	—	10,651	—	—
Direxion Daily Retail Bull 3X Shares	202,633	—	—	172,548	—	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares[2]	113,962	—	790	—	—	356
Direxion Daily S&P Biotech Bull 3X Shares	3,328,781	—	—	1,346,096	—	—
Direxion Daily S&P Biotech Bear 3X Shares	1,288,408	—	—	402,269	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	2,084,795	—	—	33,032	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	419,941	—	—	311,454	—	—
Direxion Daily Semiconductor Bull 3X Shares	4,789,744	—	—	4,050,292	—	—
Direxion Daily Semiconductor Bear 3X Shares	2,077,527	—	—	295,359	—	—
Direxion Daily Technology Bull 3X Shares	2,488,945	—	—	2,434,594	—	—
Direxion Daily Technology Bear 3X Shares	638,259	—	—	153,226	—	—
Direxion Daily Transportation Bull 3X Shares	56,931	—	—	493,856	—	—
Direxion Daily Utilities Bull 3X Shares	122,979	—	—	153,771	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	144,179	—	—	47,883	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	212,425	—	—	31,172	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	1,822,129	—	—	1,338,321	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	2,833,079	—	—	1,039,498	—	—

At October 31, 2019, the components of accumulated earnings/losses of the Funds on a tax basis were as follows:

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Mid Cap Bull 3X Shares	$(4,571,376)	$76,161	$—	$(2,127,496)	$(6,622,711)
Direxion Daily Mid Cap Bear 3X Shares	(1,797,831)	3,787	—	(45,309,496)	(47,103,540)
Direxion Daily S&P 500® Bull 3X Shares	166,571,739	761,310	—	(24,766)	167,308,283
Direxion Daily S&P 500® Bear 3X Shares	(160,250,708)	500,902	—	(993,631,596)	(1,153,381,402)
Direxion Daily Small Cap Bull 3X Shares	(20,731,294)	605,603	—	(81,292,645)	(101,418,336)

DIREXION ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Small Cap Bear 3X Shares	$(116,623,597)	$334,303	$—	$(2,594,736,722)	$(2,711,026,016)
Direxion Daily FTSE China Bull 3X Shares	(120,671,832)	458	—	(1,677,274)	(122,348,648)
Direxion Daily FTSE China Bear 3X Shares	(11,218,774)	74,503	—	(59,379,820)	(70,524,091)
Direxion Daily FTSE Europe Bull 3X Shares	(796,562)	66,765	—	(15,510,698)	(16,240,495)
Direxion Daily Latin America Bull 3X Shares	(2,494,527)	2,582	—	(42,907,762)	(45,399,707)
Direxion Daily MSCI Brazil Bull 3X Shares	64,279,608	—	—	—	64,279,608
Direxion Daily MSCI Developed Markets Bull 3X Shares	(524,311)	—	—	(3,148,987)	(3,673,298)
Direxion Daily MSCI Developed Markets Bear 3X Shares	(819,118)	3,211	—	(33,425,039)	(34,240,944)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	(69,834,443)	36,748	—	(102,905,465)	(172,703,160)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	(17,828,706)	62,991	—	(285,370,567)	(303,136,282)
Direxion Daily MSCI India Bull 3X Shares	(1,320,539)	4,680	—	—	(1,315,859)
Direxion Daily MSCI Japan Bull 3X Shares	(160,440)	1,245	—	(5,073,764)	(5,232,959)
Direxion Daily MSCI Mexico Bull 3X Shares	(195,525)	8,618	—	(1,902,335)	(2,089,242)
Direxion Daily MSCI South Korea Bull 3X Shares	(8,937,733)	5,282	—	(3,712,594)	(12,645,045)
Direxion Daily Russia Bull 3X Shares	10,616,684	12,923	—	(56,678,745)	(46,049,138)
Direxion Daily Russia Bear 3X Shares	(11,971,804)	20,909	—	(144,270,798)	(156,221,693)
Direxion Daily Aerospace & Defense Bull 3X Shares	8,728,196	—	—	—	8,728,196
Direxion Daily Communication Services Index Bull 3X Shares	231,242	—	—	(2,107)	229,135
Direxion Daily Communication Services Index Bear 3X Shares	(360,987)	561	—	(635,172)	(995,598)
Direxion Daily Consumer Discretionary Bull 3X Shares	663,637	—	—	(43,181)	620,456
Direxion Daily Consumer Discretionary Bear 3X Shares	(652,987)	—	—	(42,479)	(695,466)
Direxion Daily Consumer Staples Bull 3X Shares	680,335	101,203	—	—	781,538
Direxion Daily Consumer Staples Bear 3X Shares	(545,302)	—	—	—	(545,302)
Direxion Daily Energy Bull 3X Shares	(108,394,848)	71,248	—	(210,512,301)	(318,835,901)
Direxion Daily Energy Bear 3X Shares	(5,798,535)	23,214	—	(155,051,797)	(160,827,118)
Direxion Daily Financial Bull 3X Shares	202,115,858	—	—	(36,358,350)	165,757,508
Direxion Daily Financial Bear 3X Shares	(46,301,163)	193,355	—	(2,553,561,764)	(2,599,669,572)
Direxion Daily Gold Miners Index Bull 3X Shares	145,512,402	—	—	(1,455,135,211)	(1,309,622,809)
Direxion Daily Gold Miners Index Bear 3X Shares	(213,105,163)	487,595	—	(347,285,096)	(559,902,664)
DIREXION ANNUAL REPORT

Funds	Net Unrealized Appreciation/ (Depreciation)	Undistributed Ordinary Income (Loss)	Undistributed Capital Gain (Loss)	Other Accumulated Earnings (Losses)[1]	Total Accumulated Earnings (Losses)
Direxion Daily Healthcare Bull 3X Shares	$(499,255)	$—	$—	$—	$(499,255)
Direxion Daily Homebuilders & Supplies Bull 3X Shares	11,277,974	—	—	(20,009,297)	(8,731,323)
Direxion Daily Industrials Bull 3X Shares	220,226	943	—	(312,634)	(91,465)
Direxion Daily Junior Gold Miners Index Bull 3X Shares	(84,250,620)	—	—	(801,339,096)	(885,589,716)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	(94,184,553)	151,337	—	(74,215,832)	(168,249,048)
Direxion Daily MSCI Real Estate Bull 3X Shares	10,012,024	725,012	—	—	10,737,036
Direxion Daily MSCI Real Estate Bear 3X Shares	(2,888,464)	18,004	—	(67,680,500)	(70,550,960)
Direxion Daily Natural Gas Related Bull 3X Shares	(75,956,649)	167,325	—	(197,317,097)	(273,106,421)
Direxion Daily Natural Gas Related Bear 3X Shares	591,891	4,154	—	(3,015,519)	(2,419,474)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	638,023	—	—	(3,064,084)	(2,426,061)
Direxion Daily Regional Banks Bull 3X Shares	(4,302,215)	19,202	—	(7,840,572)	(12,123,585)
Direxion Daily Regional Banks Bear 3X Shares	(414,165)	1,404	—	(2,229,922)	(2,642,683)
Direxion Daily Retail Bull 3X Shares	(3,593,608)	3,820	—	(8,045,456)	(11,635,244)
Direxion Daily Robotic, Artificial Intelligence & Automation Index Bull 3X Shares	826,929	—	—	(1,433,572)	(606,643)
Direxion Daily S&P Biotech Bull 3X Shares	(189,729,649)	45,139	—	(109,047,512)	(298,732,022)
Direxion Daily S&P Biotech Bear 3X Shares	(12,701,005)	46,976	—	(138,669,883)	(151,323,912)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	(239,142,498)	69,166	—	(146,675,316)	(385,748,648)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	16,107,724	1,005	—	(4,665,137)	11,443,592
Direxion Daily Semiconductor Bull 3X Shares	130,576,247	—	—	—	130,576,247
Direxion Daily Semiconductor Bear 3X Shares	(126,484,449)	270,559	—	(217,971,598)	(344,185,488)
Direxion Daily Technology Bull 3X Shares	228,565,230	—	—	—	228,565,230
Direxion Daily Technology Bear 3X Shares	(30,699,430)	60,163	—	(113,058,050)	(143,697,317)
Direxion Daily Transportation Bull 3X Shares	(181,959)	1,438	—	—	(180,521)
Direxion Daily Utilities Bull 3X Shares	1,621,316	403,542	—	—	2,024,858
Direxion Daily 7-10 Year Treasury Bull 3X Shares	1,894,344	10,984	—	(44,589)	1,860,739
Direxion Daily 7-10 Year Treasury Bear 3X Shares	(3,413,476)	15,020	—	(57,589,100)	(60,987,556)
Direxion Daily 20+ Year Treasury Bull 3X Shares	25,417,787	182,392	—	—	25,600,179
Direxion Daily 20+ Year Treasury Bear 3X Shares	(67,378,507)	184,537	—	(896,176,491)	(963,370,461)

1  Other Accumulated Earnings (Losses) consist of capital loss carryover and organizational costs.

DIREXION ANNUAL REPORT

At October 31, 2019, the aggregate gross unrealized appreciation and depreciation of investments for U.S Federal income tax purposes were as follows:

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily Mid Cap Bull 3X Shares	$42,989,203	$2,573,658	$(7,145,034)	$(4,571,376)
Direxion Daily Mid Cap Bear 3X Shares	2,007,064	—	(1,797,831)	(1,797,831)
Direxion Daily S&P 500® Bull 3X Shares	797,007,235	166,571,739	—	166,571,739
Direxion Daily S&P 500® Bear 3X Shares	288,297,545	—	(160,250,708)	(160,250,708)
Direxion Daily Small Cap Bull 3X Shares	674,098,401	105,848,905	(126,580,199)	(20,731,294)
Direxion Daily Small Cap Bear 3X Shares	201,018,965	340,863	(116,964,460)	(116,623,597)
Direxion Daily FTSE China Bull 3X Shares	268,670,923	8,760,998	(129,432,830)	(120,671,832)
Direxion Daily FTSE China Bear 3X Shares	48,067,811	—	(11,218,774)	(11,218,774)
Direxion Daily FTSE Europe Bull 3X Shares	22,827,496	5,202,335	(5,998,897)	(796,562)
Direxion Daily Latin America Bull 3X Shares	8,381,473	578,006	(3,072,533)	(2,494,527)
Direxion Daily MSCI Brazil Bull 3X Shares	425,574,725	89,414,040	(25,134,432)	64,279,608
Direxion Daily MSCI Developed Markets Bull 3X Shares	14,818,331	13,342	(537,653)	(524,311)
Direxion Daily MSCI Developed Markets Bear 3X Shares	2,085,357	—	(819,118)	(819,118)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	150,091,648	6,368,871	(76,203,314)	(69,834,443)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	43,655,589	504,648	(18,333,354)	(17,828,706)
Direxion Daily MSCI India Bull 3X Shares	66,415,885	7,534,547	(8,855,086)	(1,320,539)
Direxion Daily MSCI Japan Bull 3X Shares	6,461,203	1,465,351	(1,625,791)	(160,440)
Direxion Daily MSCI Mexico Bull 3X Shares	7,384,091	1,530,807	(1,726,332)	(195,525)
Direxion Daily MSCI South Korea Bull 3X Shares	17,827,947	4,269,998	(13,207,731)	(8,937,733)
Direxion Daily Russia Bull 3X Shares	57,692,441	12,281,684	(1,665,000)	10,616,684
Direxion Daily Russia Bear 3X Shares	17,464,470	2,824	(11,974,628)	(11,971,804)
Direxion Daily Aerospace & Defense Bull 3X Shares	47,587,909	16,104,877	(7,376,681)	8,728,196
Direxion Daily Communication Services Index Bull 3X Shares	1,533,090	301,723	(70,481)	231,242
Direxion Daily Communication Services Index Bear 3X Shares	528,052	—	(360,987)	(360,987)
Direxion Daily Consumer Discretionary Bull 3X Shares	5,158,735	806,010	(142,373)	663,637
Direxion Daily Consumer Discretionary Bear 3X Shares	846,072	946	(653,933)	(652,987)
Direxion Daily Consumer Staples Bull 3X Shares	3,521,932	915,215	(234,880)	680,335
Direxion Daily Consumer Staples Bear 3X Shares	763,519	—	(545,302)	(545,302)
Direxion Daily Energy Bull 3X Shares	287,037,172	7,497,416	(115,892,264)	(108,394,848)
Direxion Daily Energy Bear 3X Shares	13,400,689	1,461,132	(7,259,667)	(5,798,535)
Direxion Daily Financial Bull 3X Shares	1,204,819,464	360,446,968	(158,331,110)	202,115,858
Direxion Daily Financial Bear 3X Shares	106,234,284	—	(46,301,163)	(46,301,163)
Direxion Daily Gold Miners Index Bull 3X Shares	1,260,745,710	436,638,168	(291,125,766)	145,512,402
Direxion Daily Gold Miners Index Bear 3X Shares	296,343,954	510,165	(213,615,328)	(213,105,163)
Direxion Daily Healthcare Bull 3X Shares	106,721,577	22,080,511	(22,579,766)	(499,255)
Direxion Daily Homebuilders & Supplies 3X Bull Shares	54,008,292	20,330,923	(9,052,949)	11,277,974
Direxion Daily Industrials Bull 3X Shares	2,554,168	504,602	(284,376)	220,226
Direxion Daily Junior Gold Miners Index Bull 3X Shares	677,124,649	316,585,298	(400,835,918)	(84,250,620)
Direxion Daily Junior Gold Miners Index Bear 3X Shares	95,830,795	946,270	(95,130,823)	(94,184,553)
Direxion Daily MSCI Real Estate Bull 3X Shares	42,563,715	11,086,918	(1,074,894)	10,012,024
Direxion Daily MSCI Real Estate Bear 3X Shares	8,638,055	—	(2,888,464)	(2,888,464)
Direxion Daily Natural Gas Related Bull 3X Shares	55,683,624	342,125	(76,298,774)	(75,956,649)
Direxion Daily Natural Gas Related Bear 3X Shares	6,643,563	3,003,398	(2,411,507)	591,891
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	7,605,846	1,915,209	(1,277,186)	638,023
Direxion Daily Regional Banks Bull 3X Shares	18,484,014	1,461,420	(5,763,635)	(4,302,215)
Direxion Daily Regional Banks Bear 3X Shares	1,610,586	—	(414,165)	(414,165)
Direxion Daily Retail Bull 3X Shares	13,686,855	2,286,886	(5,880,494)	(3,593,608)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	16,271,494	3,750,847	(2,923,918)	826,929
Direxion Daily S&P Biotech Bull 3X Shares	511,524,034	29,773,681	(219,503,330)	(189,729,649)
Direxion Daily S&P Biotech Bear 3X Shares	43,806,218	2,820,550	(15,521,555)	(12,701,005)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	247,445,269	3,876,131	(243,018,629)	(239,142,498)

DIREXION ANNUAL REPORT

Funds	Tax Cost of Investments	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	$19,935,467	$21,244,122	$(5,136,398)	$16,107,724
Direxion Daily Semiconductor Bull 3X Shares	477,583,236	226,646,098	(96,069,851)	130,576,247
Direxion Daily Semiconductor Bear 3X Shares	181,897,695	—	(126,484,449)	(126,484,449)
Direxion Daily Technology Bull 3X Shares	594,406,989	289,097,700	(60,532,470)	228,565,230
Direxion Daily Technology Bear 3X Shares	36,948,532	—	(30,699,430)	(30,699,430)
Direxion Daily Transportation Bull 3X Shares	3,558,844	202,069	(384,028)	(181,959)
Direxion Daily Utilities Bull 3X Shares	13,618,991	1,821,658	(200,342)	1,621,316
Direxion Daily 7-10 Year Treasury Bull 3X Shares	19,901,932	2,184,433	(290,089)	1,894,344
Direxion Daily 7-10 Year Treasury Bear 3X Shares	8,709,298	—	(3,413,476)	(3,413,476)
Direxion Daily 20+ Year Treasury Bull 3X Shares	163,190,420	25,417,787	—	25,417,787
Direxion Daily 20+ Year Treasury Bear 3X Shares	96,189,258	—	(67,378,507)	(67,378,507)

The difference between the book cost of investments and the tax cost of investments is primarily attributable to tax deferral of losses on wash sales and basis adjustments on investments in real estate investment trusts ("REITs").

On the Statements of Assets and Liabilities, the following adjustments were made for permanent tax differences between accounting for total distributable earnings and capital stock under GAAP and tax reporting:

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Daily Mid Cap Bull 3X Shares	$(331,257)	$331,257
Direxion Daily Mid Cap Bear 3X Shares	22,163,024	(22,163,024)
Direxion Daily S&P 500® Bull 3X Shares	(61,226,908)	61,226,908
Direxion Daily S&P 500® Bear 3X Shares	227,849,840	(227,849,840)
Direxion Daily Small Cap Bull 3X Shares	33,669,706	(33,669,706)
Direxion Daily Small Cap Bear 3X Shares	447,535,089	(447,535,089)
Direxion Daily FTSE China Bull 3X Shares	40,045,562	(40,045,562)
Direxion Daily FTSE China Bear 3X Shares	—	—
Direxion Daily FTSE Europe Bull 3X Shares	3,613,430	(3,613,430)
Direxion Daily Latin America Bull 3X Shares	328,460	(328,460)
Direxion Daily MSCI Brazil Bull 3X Shares	(217,309,911)	217,309,911
Direxion Daily MSCI Developed Markets Bull 3X Shares	633,591	(633,591)
Direxion Daily MSCI Developed Markets Bear 3X Shares	6,226,800	(6,226,800)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	24,876,754	(24,876,754)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	73,271,322	(73,271,322)
Direxion Daily MSCI India Bull 3X Shares	(1,913,164)	1,913,164
Direxion Daily MSCI Japan Bull 3X Shares	196,894	(196,894)
Direxion Daily MSCI Mexico Bull 3X Shares	603,306	(603,306)
Direxion Daily MSCI South Korea Bull 3X Shares	1,568,873	(1,568,873)
Direxion Daily Russia Bull 3X Shares	(1,525,964)	1,525,964
Direxion Daily Russia Bear 3X Shares	649,297	(649,297)
Direxion Daily Aerospace & Defense Bull 3X Shares	(1,654,917)	1,654,917
Direxion Daily Communication Services Index Bull 3X Shares	(448,865)	448,865
Direxion Daily Communication Services Index Bear 3X Shares	1,169	(1,169)
Direxion Daily Consumer Discretionary Bull 3X Shares	887	(887)
Direxion Daily Consumer Discretionary Bear 3X Shares	1,035	(1,035)
Direxion Daily Consumer Staples Bull 3X Shares	1,208	(1,208)
Direxion Daily Consumer Staples Bear 3X Shares	(362,111)	362,111
Direxion Daily Energy Bull 3X Shares	182,512	(182,512)
Direxion Daily Energy Bear 3X Shares	12,590,850	(12,590,850)
Direxion Daily Financial Bull 3X Shares	(40,158,454)	40,158,454
Direxion Daily Financial Bear 3X Shares	679,926,863	(679,926,863)
Direxion Daily Gold Miners Index Bull 3X Shares	(25,010,108)	25,010,108
Direxion Daily Gold Miners Index Bear 3X Shares	—	—
Direxion Daily Healthcare Bull 3X Shares	(8,773,956)	8,773,956
Direxion Daily Homebuilders & Supplies Bull 3X Shares	2,386,688	(2,386,688)
Direxion Daily Industrials Bull 3X Shares	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	4,059,494	(4,059,494)

DIREXION ANNUAL REPORT

Funds	Total Distributable Earnings (Loss)	Capital Stock
Direxion Daily Junior Gold Miners Index Bear 3X Shares	$—	$—
Direxion Daily MSCI Real Estate Bull 3X Shares	(700,062)	700,062
Direxion Daily MSCI Real Estate Bear 3X Shares	81,864,882	(81,864,882)
Direxion Daily Natural Gas Related Bull 3X Shares	1,506,102	(1,506,102)
Direxion Daily Natural Gas Related Bear 3X Shares	49	(49)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	(250,311)	250,311
Direxion Daily Regional Banks Bull 3X Shares	3,256,303	(3,256,303)
Direxion Daily Regional Banks Bear 3X Shares	26	(26)
Direxion Daily Retail Bull 3X Shares	509,651	(509,651)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	(232,734)	232,734
Direxion Daily S&P Biotech Bull 3X Shares	(14,041,479)	14,041,479
Direxion Daily S&P Biotech Bear 3X Shares	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	6,954,519	(6,954,519)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—
Direxion Daily Semiconductor Bull 3X Shares	(165,058,646)	165,058,646
Direxion Daily Semiconductor Bear 3X Shares	961,396	(961,396)
Direxion Daily Technology Bull 3X Shares	(61,126,568)	61,126,568
Direxion Daily Technology Bear 3X Shares	37,175,240	(37,175,240)
Direxion Daily Transportation Bull 3X Shares	285,267	(285,267)
Direxion Daily Utilities Bull 3X Shares	(1,075,280)	1,075,280
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	2,880,591	(2,880,591)
Direxion Daily 20+ Year Treasury Bull 3X Shares	(10,475,409)	10,475,409
Direxion Daily 20+ Year Treasury Bear 3X Shares	101,871,069	(101,871,069)

GAAP requires that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. For the year ended October 31, 2019, the permanent differences primarily relate to tax treatment of redemptions in-kind, net operating losses, distribution reclasses, sales of REITS, utilization of earnings and profits distributed to shareholders on redemption of shares and expiration of unused capital loss carryovers.

In order to meet certain U.S. excise tax distribution requirements, the Funds are required to measure and distribute annually net capital gains realized during a twelve month period ending October 31 and net investment income earned during a twelve month period ending December 31. In connection with this, the Funds are permitted for tax purposes to defer into their next fiscal year qualified late year losses. Qualified late ordinary losses are generally losses incurred between January 1 and the end of their fiscal year, October 31, 2019.

At October 31, 2019, the Funds deferred, on a tax basis, no qualified late year losses.

Under current law, the Funds may carry forward net capital losses indefinitely to use to offset capital gains realized in future years. Previous law limited the carry forward of capital losses to the eight tax years following the year the capital loss was realized. If a Fund has capital losses that are subject to current law and also has capital losses subject to prior law, the losses realized under current law will be utilized to offset capital gains before any of the losses governed by prior law can be used. As a result of the ordering rules, capital losses realized under previous law may be more likely to expire unused. Capital losses realized under current law will carry forward retaining their classification as long-term or short-term losses; as compared to under prior law in which all capital losses were carried forward as short-term capital losses.

At October 31, 2019, for U.S. Federal income tax purposes, the following Funds had capital loss carryforwards available to offset future capital gains through the year indicated:

Funds	Utilized in Current Year	Expiring 10/31/2019	Unlimited ST	Unlimited LT
Direxion Daily Mid Cap Bull 3X Shares	$—	$—	$2,127,496	$—
Direxion Daily Mid Cap Bear 3X Shares	—	22,162,993	45,309,496	—
Direxion Daily S&P 500® Bull 3X Shares	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	227,849,840	990,284,208	3,329,426

DIREXION ANNUAL REPORT

Funds	Utilized in Current Year	Expiring 10/31/2019	Unlimited ST	Unlimited LT
Direxion Daily Small Cap Bull 3X Shares	$—	$—	$81,285,066	$—
Direxion Daily Small Cap Bear 3X Shares	—	447,535,089	2,594,728,838	—
Direxion Daily FTSE China Bull 3X Shares	—	—	1,677,274	—
Direxion Daily FTSE China Bear 3X Shares	—	—	59,379,820	—
Direxion Daily FTSE Europe Bull 3X Shares	—	—	15,510,698	—
Direxion Daily Latin America Bull 3X Shares	—	—	22,776,887	20,130,875
Direxion Daily MSCI Brazil Bull 3X Shares	—	—	—	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	—	—	3,148,987	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	6,226,800	33,425,039	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	—	55,660,352	47,245,113
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	73,271,322	285,370,567	—
Direxion Daily MSCI India Bull 3X Shares	—	—	—	—
Direxion Daily MSCI Japan Bull 3X Shares	—	—	4,926,865	146,899
Direxion Daily MSCI Mexico Bull 3X Shares	—	—	1,598,706	303,629
Direxion Daily MSCI South Korea Bull 3X Shares	—	—	3,217,094	495,500
Direxion Daily Russia Bull 3X Shares	—	—	56,678,745	—
Direxion Daily Russia Bear 3X Shares	—	649,297	144,270,798	—
Direxion Daily Aerospace & Defense Bull 3X Shares	—	—	—	—
Direxion Daily Communication Services Index Bull 3X Shares	—	—	—	—
Direxion Daily Communication Services Index Bear 3X Shares	—	—	633,056	—
Direxion Daily Consumer Discretionary Bull 3X Shares	—	—	43,181	—
Direxion Daily Consumer Discretionary Bear 3X Shares	—	—	42,479	—
Direxion Daily Consumer Staples Bull 3X Shares	—	—	—	—
Direxion Daily Consumer Staples Bear 3X Shares	—	—	—	—
Direxion Daily Energy Bull 3X Shares	—	—	165,342,435	45,166,131
Direxion Daily Energy Bear 3X Shares	—	12,590,578	155,049,961	—
Direxion Daily Financial Bull 3X Shares	—	—	32,680,831	3,667,091
Direxion Daily Financial Bear 3X Shares	—	679,926,863	2,553,549,891	—
Direxion Daily Gold Miners Index Bull 3X Shares	—	—	850,559,703	604,575,508
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	347,285,096	—
Direxion Daily Healthcare Bull 3X Shares	—	—	—	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	—	19,722,724	286,573
Direxion Daily Industrials Bull 3X Shares	—	—	312,634	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	—	—	801,339,096	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	74,215,832	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	—	—	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	81,864,882	67,680,500	—
Direxion Daily Natural Gas Related Bull 3X Shares	—	—	190,185,354	6,511,935
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	3,015,519	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	—	2,978,849	85,235
Direxion Daily Regional Banks Bull 3X Shares	—	—	7,400,589	439,983
Direxion Daily Regional Banks Bear 3X Shares	—	—	2,229,922	—
Direxion Daily Retail Bull 3X Shares	—	—	7,431,508	613,948
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	—	—	1,431,693	—
Direxion Daily S&P Biotech Bull 3X Shares	—	—	109,047,512	—
Direxion Daily S&P Biotech Bear 3X Shares	—	—	138,669,883	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	—	144,673,738	2,001,578
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	4,665,137	—
Direxion Daily Semiconductor Bull 3X Shares	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	—	961,396	217,971,598	—
Direxion Daily Technology Bull 3X Shares	—	—	—	—
Direxion Daily Technology Bear 3X Shares	—	37,175,240	113,057,444	—
Direxion Daily Transportation Bull 3X Shares	—	—	—	—
Direxion Daily Utilities Bull 3X Shares	—	—	—	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	—	44,589	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	2,880,591	57,589,100	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	101,871,069	896,176,491	—

DIREXION ANNUAL REPORT

Capital Loss Utilized:
Direxion Daily MSCI India Bull 3X Shares	$8,124,646
Direxion Daily Energy Bear 3X Shares	10,581,450
Direxion Daily Gold Miners Index Bull 3X Shares	103,747,898
Direxion Daily Natural Gas Related Bear 3X Shares	5,394,962
Direxion Daily 7-10 Year Treasury Bull 3X Shares	570,431

The Funds follow authoritative financial reporting rules regarding recognition and measurement of tax positions taken or expected to be taken on a tax return. The Funds have reviewed all open tax years and concluded that there is no effect to the Funds' financial positions or results of operations and no tax liability resulting from unrecognized tax benefits relating to uncertain income tax position taken or expected to be taken on a tax return. The Funds recognize interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statements of Operations. During this period, the Funds did not incur any interest or penalties. Open tax years are those years that are open for examination by the relevant income taxing authority. As of October 31, 2019, open U.S. Federal and state income tax years include the tax years ended October 31, 2016 through October 31, 2019. The Funds have no examination in progress. The Funds are also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax expense will significantly change in the next twelve months.

4.  CREATION AND REDEMPTION TRANSACTIONS AND TRANSACTION FEES

Each Fund issues and redeems shares on a continuous basis at NAV only in large blocks of shares called "Creation Units." A Creation Unit consists of 50,000 shares. Creation Units of the Bull Funds are issued and redeemed in cash and/or in-kind for securities included in the relevant underlying index. Creation Units of the Bear Funds are issued and redeemed for cash. Investors such as market makers, large investors and institutions who wish to deal in Creation Units directly with a Fund must have entered into an authorized participant agreement with the principal underwriter and the transfer agent, or purchase through a dealer that has entered into such an agreement. Transactions in shares for each Fund include both cash and in-kind transactions and are disclosed in detail in the Statements of Changes in Net Assets.

Transaction fees are imposed to cover the costs associated with the issuance and redemption of Creation Units. There is a fixed and a variable component to the total transaction fee. A fixed transaction fee is paid to the transfer agent and is applicable to each creation or redemption transaction, regardless of the number of Creation Units purchased or redeemed. In addition, a variable transaction fee equal to a percentage of the value of each Creation Unit purchased or redeemed is applicable to each creation or redemption transaction and is paid to the Fund. Not all Funds will have a transaction fee associated with capital share activity for the year. Transaction fees received by each Fund are presented in the Capital Share Transaction section of the Statements of Changes in Net Assets.

5.  INVESTMENT TRANSACTIONS

The table below presents each Fund's investment transactions during the period ended October 31, 2019. Purchases represent the aggregate purchases of investments excluding the cost of in-kind purchases, short-term investment purchases, swaps and futures contracts. Sales represent the aggregate sales of investments excluding proceeds from in-kind sales, short-term investments, swap and future contracts.

Purchases in-kind are the aggregate of all in-kind purchases and sales in-kind are the aggregate of all proceeds from in-kind sales. The transactions for each of these categories are as follows:

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily Mid Cap Bull 3X Shares	$19,792,602	$7,993,982	$23,747,299	$42,427,290
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	—
Direxion Daily S&P 500® Bull 3X Shares	832,407,910	621,492,714	472,428,859	840,978,018
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	—
Direxion Daily Small Cap Bull 3X Shares	415,513,250	241,669,433	611,175,940	903,489,240
Direxion Daily Small Cap Bear 3X Shares	—	—	—	—
Direxion Daily FTSE China Bull 3X Shares	249,674,375	303,215,157	351,350,306	364,490,144
Direxion Daily FTSE China Bear 3X Shares	—	—	—	—

DIREXION ANNUAL REPORT

Funds	Purchases	Sales	Purchases In-Kind	Sales In-Kind
Direxion Daily FTSE Europe Bull 3X Shares	$19,952,302	$13,453,441	$4,917,299	$27,986,436
Direxion Daily Latin America Bull 3X Shares	25,056,295	14,187,999	33,446,650	48,154,660
Direxion Daily MSCI Brazil Bull 3X Shares	394,481,615	393,867,752	798,974,898	863,258,193
Direxion Daily MSCI Developed Markets Bull 3X Shares	6,351,227	7,969,002	24,194,942	28,857,173
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	—	—	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	63,822,520	92,388,933	160,385,426	219,222,949
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	—
Direxion Daily MSCI India Bull 3X Shares	55,395,375	46,059,874	44,970,823	95,210,681
Direxion Daily MSCI Japan Bull 3X Shares	3,984,088	6,172,823	2,493,419	7,721,909
Direxion Daily MSCI Mexico Bull 3X Shares	12,382,958	16,511,472	27,024,440	23,627,716
Direxion Daily MSCI South Korea Bull 3X Shares	22,848,470	52,991,305	119,071,469	103,799,571
Direxion Daily Russia Bull 3X Shares	70,696,800	2,650,865	37,163,331	160,516,736
Direxion Daily Russia Bear 3X Shares	—	—	—	—
Direxion Daily Aerospace & Defense Bull 3X Shares	37,095,836	21,266,982	6,829,194	31,170,128
Direxion Daily Communication Services Index Bull 3X Shares[2]	3,831,341	1,535,284	1,867,608	3,331,024
Direxion Daily Communication Services Index Bear 3X Shares[2]	—	—	—	—
Direxion Daily Consumer Discretionary Bull 3X Shares[1]	3,163,319	1,625,936	3,210,071	—
Direxion Daily Consumer Discretionary Bear 3X Shares[1]	—	—	—	—
Direxion Daily Consumer Staples Bull 3X Shares[1]	2,080,935	568,855	1,541,891	—
Direxion Daily Consumer Staples Bear 3X Shares[1]	—	—	—	—
Direxion Daily Energy Bull 3X Shares	457,833,762	474,551,234	241,057,086	198,188,451
Direxion Daily Energy Bear 3X Shares	—	—	—	—
Direxion Daily Financial Bull 3X Shares	682,947,719	290,761,035	203,433,124	1,013,592,967
Direxion Daily Financial Bear 3X Shares	—	—	—	—
Direxion Daily Gold Miners Index Bull 3X Shares	1,743,707,700	980,086,736	1,345,599,148	2,023,277,653
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	16,124,664	25,969,895	48,057,396	70,807,871
Direxion Daily Homebuilders & Supplies Bull 3X Shares	24,778,020	6,295,934	30,044,751	41,612,657
Direxion Daily Industrials Bull 3X Shares	6,820,338	7,794,118	—	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	852,017,500	453,905,295	882,977,096	1,174,241,562
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	23,069,098	20,716,108	1,257,764	1,182,467
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	—
Direxion Daily Natural Gas Related Bull 3X Shares	28,325,245	31,069,634	83,100,135	57,473,796
Direxion Daily Natural Gas Related Bear 3X Shares	—	—	—	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	15,885,348	13,282,171	4,986,208	3,088,471
Direxion Daily Regional Banks Bull 3X Shares	13,121,259	13,696,786	24,517,547	33,294,562
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	—
Direxion Daily Retail Bull 3X Shares	10,985,636	14,872,978	10,165,573	17,229,418
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	11,534,348	15,667,506	30,887,645	20,372,523
Direxion Daily S&P Biotech Bull 3X Shares	789,159,194	312,797,682	932,198,264	1,199,779,281
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	297,427,244	331,058,354	546,639,035	377,419,391
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	—
Direxion Daily Semiconductor Bull 3X Shares	890,610,872	361,884,796	576,556,709	1,282,227,907
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	—
Direxion Daily Technology Bull 3X Shares	359,635,550	214,584,115	102,599,167	244,939,223
Direxion Daily Technology Bear 3X Shares	—	—	—	—
Direxion Daily Transportation Bull 3X Shares	5,305,576	2,536,950	17,171,468	26,058,501
Direxion Daily Utilities Bull 3X Shares	4,309,521	3,576,818	12,477,571	3,606,119
Direxion Daily 7-10 Year Treasury Bull 3X Shares	12,277,139	7,264,165	—	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	—
Direxion Daily 20+ Year Treasury Bull 3X Shares	67,182,275	80,079,792	124,980,396	82,261,344
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—

1  Represents the period from November 29, 2018 (commencement of operations) to October 31, 2019.

2  Represents the period from January 14, 2019 (commencement of operations) to October 31, 2019.

DIREXION ANNUAL REPORT

There were no purchases or sales of long-term U.S. Government securities in the Funds during the period ended October 31, 2019.

6.  INVESTMENT ADVISORY AND OTHER AGREEMENTS

Under an Investment Advisory Agreement between the Adviser and the Trust, on behalf of each Fund, the Adviser provides a continuous investment program for each Fund's assets in accordance with its investment objectives, policies and limitations, and oversees the day-to-day operations of each Fund, subject to the supervision of the Trustees. Pursuant to the Advisory Agreement, each Fund pays the Adviser 0.75% at an annual rate based on its average daily net assets.

For each Fund, the Adviser has agreed to waive a portion of its fees based upon specific breakpoints based on each Fund's daily net assets at least until September 1, 2021. The breakpoint schedule is detailed in the table below:

Net Asset Range	Advisory Fee Limit
$0 – $1,500,000,000	0.75%
$1,500,000,000 – $2,000,000,000	0.70%
$2,000,000,000 – $2,500,000,000	0.65%
$2,500,000,000 – $3,000,000,000	0.60%
$3,000,000,000 – $3,500,000,000	0.55%
$3,500,000,000 – $4,000,000,000	0.50%
$4,000,000,000 – $4,500,000,000	0.45%
Greater than $4,500,000,000	0.40%

Additionally, the Trust has entered into a Management Services Agreement with the Adviser. Under the Management Services Agreement, the Trust pays the Adviser management service fees of 0.026% on the first $10,000,000,000 of the Trust's daily net assets and 0.024% on assets in excess of $10,000,000,000. This fee compensates the Adviser for performing certain management, administration and compliance functions related to the Trust.

Each Fund is responsible for its own operating expenses. The Adviser has contractually agreed to waive its fees and/or reimburse each Fund's operating expenses to the extent that they exceed 0.95% of each Fund's respective average daily net assets at least until September 1, 2021. Any expense waiver is subject to recoupment by the Adviser, as applicable, within the following three years if overall expenses fall below these percentage limitations.

The table below presents amounts that the Adviser recouped, reimbursed and the amounts available for potential recoupment by the Adviser.

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2020	October 31, 2021	October 31, 2022	Recoupment Amount
Direxion Daily Mid Cap Bull 3X Shares	$2,301	$21,479	$30,329	$24,905	$21,479	$76,713
Direxion Daily Mid Cap Bear 3X Shares	—	22,025	30,506	23,575	22,025	76,106
Direxion Daily S&P 500® Bull 3X Shares	44,495	26,879	—	—	—	—
Direxion Daily S&P 500® Bear 3X Shares	—	18,596	43,301	16,530	18,596	78,427
Direxion Daily Small Cap Bull 3X Shares	109,285	7,186	68,394	170,311	7,186	245,891
Direxion Daily Small Cap Bear 3X Shares	14,327	4,794	141,273	87,614	4,794	233,681
Direxion Daily FTSE China Bull 3X Shares	5,998	60,527	73,449	92,090	60,527	226,066
Direxion Daily FTSE China Bear 3X Shares	—	29,738	52,149	32,855	29,738	114,742
Direxion Daily FTSE Europe Bull 3X Shares	209	6,419	10,803	1,361	6,419	18,583
Direxion Daily Latin America Bull 3X Shares	—	24,652	34,261	27,046	24,652	85,959
Direxion Daily MSCI Brazil Bull 3X Shares	80,661	4,344	—	—	—	—

DIREXION ANNUAL REPORT

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2020	October 31, 2021	October 31, 2022	Recoupment Amount
Direxion Daily MSCI Developed Markets Bull 3X Shares	$—	$59,468	$60,131	$51,385	$59,468	$170,984
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	68,407	77,095	69,837	68,407	215,339
Direxion Daily MSCI Emerging Markets Bull 3X Shares	—	38,284	41,792	33,843	38,284	113,919
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	39,016	46,805	35,413	39,016	121,234
Direxion Daily MSCI India Bull 3X Shares	13,252	—	29,893	—	—	29,893
Direxion Daily MSCI Japan Bull 3X Shares	—	38,714	47,738	27,603	38,714	114,055
Direxion Daily MSCI Mexico Bull 3X Shares	—	17,392	24,052	18,115	17,392	59,559
Direxion Daily MSCI South Korea Bull 3X Shares	—	21,721	29,004	24,035	21,721	74,760
Direxion Daily Russia Bull 3X Shares	—	—	—	—	—	—
Direxion Daily Russia Bear 3X Shares	—	13,353	17,963	15,700	13,353	47,016
Direxion Daily Aerospace & Defense Bull 3X Shares	—	21,606	29,153	16,113	21,606	66,872
Direxion Daily Communication Services Index Bull 3X Shares	—	35,665	—	—	35,665	35,665
Direxion Daily Communication Services Index Bear 3X Shares	—	37,023	—	—	37,023	37,023
Direxion Daily Consumer Discretionary Bull 3X Shares	2,583	41,335	—	—	38,752	38,752
Direxion Daily Consumer Discretionary Bear 3X Shares	2,572	43,128	—	—	40,556	40,556
Direxion Daily Consumer Staples Bull 3X Shares	2,737	41,939	—	—	39,202	39,202
Direxion Daily Consumer Staples Bear 3X Shares	2,728	43,184	—	—	40,456	40,456
Direxion Daily Energy Bull 3X Shares	2	19,138	23,570	11,598	19,138	54,306
Direxion Daily Energy Bear 3X Shares	—	21,811	39,361	23,235	21,811	84,407
Direxion Daily Financial Bull 3X Shares	125,493	75,557	—	—	—	—
Direxion Daily Financial Bear 3X Shares	31	14,863	105,295	19,261	14,863	139,419
Direxion Daily Gold Miners Index Bull 3X Shares	6,623	6,623	—	—	—	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	—	—	—
Direxion Daily Healthcare Bull 3X Shares	4,596	20,615	29,753	23,120	20,615	73,488
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	22,351	30,435	22,934	22,351	75,720
Direxion Daily Industrials Bull 3X Shares	—	38,210	32,981	37,228	38,210	108,419
Direxion Daily Junior Gold Miners Index Bull 3X Shares	4,657	4,657	—	—	—	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	29,053	2,263	—	—	—	—
Direxion Daily MSCI Real Estate Bull 3X Shares	—	35,254	39,820	21,062	35,254	96,136
Direxion Daily MSCI Real Estate Bear 3X Shares	—	57,022	70,117	59,917	57,022	187,056
Direxion Daily Natural Gas Related Bull 3X Shares	—	18,561	41,268	19,903	18,561	79,732
Direxion Daily Natural Gas Related Bear 3X Shares	—	21,467	33,950	21,826	21,467	77,243
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	35,714	—	39,021	35,714	74,735

DIREXION ANNUAL REPORT

			Potential Recoupment Amounts Expiring:			Total Potential
	Expenses Recouped	Expenses Reimbursed	October 31, 2020	October 31, 2021	October 31, 2022	Recoupment Amount
Direxion Daily Regional Banks Bull 3X Shares	$—	$19,819	$25,944	$12,446	$19,819	$58,209
Direxion Daily Regional Banks Bear 3X Shares	—	22,080	32,622	23,828	22,080	78,530
Direxion Daily Retail Bull 3X Shares	—	27,494	31,491	20,421	27,494	79,406
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	—	21,776	—	29,764	21,776	51,540
Direxion Daily S&P Biotech Bull 3X Shares	13,688	17,819	25,050	42,279	17,819	85,148
Direxion Daily S&P Biotech Bear 3X Shares	—	20,899	34,217	27,354	20,899	82,470
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	20,053	29,033	22,234	20,053	71,320
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	21,966	34,091	20,109	21,966	76,166
Direxion Daily Semiconductor Bull 3X Shares	8,304	8,304	—	—	—	—
Direxion Daily Semiconductor Bear 3X Shares	11,695	720	25,270	12,266	720	38,256
Direxion Daily Technology Bull 3X Shares	15,333	18,515	8,752	42,157	18,515	69,424
Direxion Daily Technology Bear 3X Shares	—	22,689	32,559	21,855	22,689	77,103
Direxion Daily Transportation Bull 3X Shares	—	37,000	34,059	35,473	37,000	106,532
Direxion Daily Utilities Bull 3X Shares	—	36,502	32,789	36,930	36,502	106,221
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	32,553	46,631	40,079	32,553	119,263
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	31,607	28,082	27,551	31,607	87,240
Direxion Daily 20+ Year Treasury Bull 3X Shares	610	610	—	—	—	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	—	—	—

The net amounts receivable (payable) arising from the Investment Advisory Agreement, Management Services Agreement and waiver of any expenses as of October 31, 2019 is presented on the Statement of Assets and Liabilities as Due from (to) Adviser, net.

On October 31, 2019 the Adviser voluntarily reimbursed the Direxion Daily Utilities Bull 3X Shares $183,387 for a loss on a trading error. The amount is presented as Net increase from payments by affiliates on the Statement of Operations and the effect of this reimbursement is presented in the Financial Highlights.

The Board has adopted a Distribution and Service Plan (the "Plan") pursuant to Rule 12b-1 under the Investment Company Act of 1940. In accordance with the Plan, each Fund is authorized to charge an amount up to 0.25% of its average daily net assets each year for certain distribution-related activities and shareholder services. No 12b-1 fees were charged by any Fund.

DIREXION ANNUAL REPORT

7.  FAIR VALUE MEASUREMENTS

The Funds follow authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value and a discussion in changes of valuation techniques and related inputs during the period. These inputs are summarized in the three broad levels below:

Level 1 – Quoted prices in active markets for identical securities

Level 2 – Evaluated price based on other significant observable inputs (including quoted prices for similar securities in active markets, quoted prices for identical or similar securities in inactive markets, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – Significant unobservable inputs (including the Fund's own assumptions in determining fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the credit risk associated with investing in those securities.

The following is a summary of the inputs used to value the Funds' net assets as of October 31, 2019:

	Asset Class						Liability Class
	Level 1					Level 2	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Mid Cap Bull 3X Shares	$32,507,591	$—	$—	$9,964,236	$4,941,409	$2,233,214	$(69,880)
Direxion Daily Mid Cap Bear 3X Shares	—	—	—	2,007,064	1,281,507	—	(234,560)
Direxion Daily S&P 500® Bull 3X Shares	672,362,480	—	—	150,154,272	147,268,248	198,051,228	—
Direxion Daily S&P 500® Bear 3X Shares	—	—	—	288,297,545	239,634,825	—	(58,229,729)
Direxion Daily Small Cap Bull 3X Shares	429,584,676	—	—	225,994,045	89,437,059	105,848,905	(3,784,856)
Direxion Daily Small Cap Bear 3X Shares	—	—	—	201,018,965	159,134,310	340,863	(36,944,542)
Direxion Daily FTSE China Bull 3X Shares	159,658,914	—	—	104,016,703	69,928,795	8,760,998	(7,851,441)
Direxion Daily FTSE China Bear 3X Shares	—	—	—	48,067,811	32,346,134	—	(1,667,943)
Direxion Daily FTSE Europe Bull 3X Shares	11,745,814	—	—	11,299,350	4,748,762	4,984,667	(2,907)
Direxion Daily Latin America Bull 3X Shares	3,795,390	—	—	4,516,117	40,752	578,006	(21,380)
Direxion Daily MSCI Brazil Bull 3X Shares	200,335,395	—	—	221,959,084	63,014,134	81,252,569	(452,872)
Direxion Daily MSCI Developed Markets Bull 3X Shares	7,750,603	—	—	7,081,071	1,624,940	832,239	—

DIREXION ANNUAL REPORT

	Asset Class						Liability Class
	Level 1					Level 2	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily MSCI Developed Markets Bear 3X Shares	$—	$—	$—	$2,085,357	$1,006,070	$—	$(502,367)
Direxion Daily MSCI Emerging Markets Bull 3X Shares	68,312,414	—	—	75,028,379	50,625,330	6,368,871	(3,209,663)
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	—	—	43,655,589	22,555,595	504,648	(5,983,151)
Direxion Daily MSCI India Bull 3X Shares	38,035,860	—	—	27,900,429	22,146,627	6,203,169	—
Direxion Daily MSCI Japan Bull 3X Shares	3,353,093	—	—	3,127,367	2,317,836	1,446,094	—
Direxion Daily MSCI Mexico Bull 3X Shares	1,946,095	—	—	5,437,521	4,603,471	1,530,806	—
Direxion Daily MSCI South Korea Bull 3X Shares	3,209,681	—	—	14,540,203	10,580,776	4,269,998	(3,065)
Direxion Daily Russia Bull 3X Shares	13,439,072	—	—	45,282,554	20,813,759	11,252,499	(86,465)
Direxion Daily Russia Bear 3X Shares	—	—	—	17,464,470	3,990,042	2,824	(2,567,744)
Direxion Daily Aerospace & Defense Bull 3X Shares	—	37,952,205	—	9,933,577	5,755,668	13,209,446	(543,140)
Direxion Daily Communication Services Index Bull 3X Shares	—	1,009,804	—	488,813	152,818	286,605	—
Direxion Daily Communication Services Index Bear 3X Shares	—	—	—	528,052	249,498	—	(59,951)
Direxion Daily Consumer Discretionary Bull 3X Shares	—	4,862,404	—	470,219	1,003,389	545,205	—
Direxion Daily Consumer Discretionary Bear 3X Shares	—	—	—	846,072	789,354	947	(129,853)
Direxion Daily Consumer Staples Bull 3X Shares	—	3,227,769	—	509,697	914,821	633,332	(475)

DIREXION ANNUAL REPORT

	Asset Class						Liability Class
	Level 1					Level 2	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Consumer Staples Bear 3X Shares	$—	$—	$—	$763,519	$148,152	$—	$(63,027)
Direxion Daily Energy Bull 3X Shares	—	207,970,919	—	56,609,205	25,611,609	1,408,464	(1,833,044)
Direxion Daily Energy Bear 3X Shares	—	—	—	13,400,689	11,884,032	1,461,132	—
Direxion Daily Financial Bull 3X Shares	—	887,300,961	—	334,924,623	135,129,422	288,208,795	—
Direxion Daily Financial Bear 3X Shares	—	—	—	106,234,284	92,297,246	—	(22,721,322)
Direxion Daily Gold Miners Index Bull 3X Shares	741,996,673	—	—	502,490,728	331,323,667	425,111,102	(27,023,263)
Direxion Daily Gold Miners Index Bear 3X Shares	—	—	—	296,343,954	169,093,388	510,165	(100,000,922)
Direxion Daily Healthcare Bull 3X Shares	82,353,100	—	—	27,456,975	30,393,637	16,941,253	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	—	41,818,983	—	14,154,662	11,708,230	17,238,457	(177,810)
Direxion Daily Industrials Bull 3X Shares	—	2,242,740	—	437,134	455,232	292,653	(1,182)
Direxion Daily Junior Gold Miners Index Bull 3X Shares	303,613,734	—	—	367,320,016	200,523,885	311,320,195	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	—	—	95,830,795	50,923,224	946,268	(34,439,583)
Direxion Daily MSCI Real Estate Bull 3X Shares	—	36,458,514	—	11,025,945	7,011,609	5,274,985	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	—	—	8,638,055	8,579,915	—	(1,748,823)
Direxion Daily Natural Gas Related Bull 3X Shares	—	25,772,828	4,588,510	15,152,986	947,591	129,414	(5,264,679)

DIREXION ANNUAL REPORT

	Asset Class						Liability Class
	Level 1					Level 2	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily Natural Gas Related Bear 3X Shares	$—	$—	$—	$6,643,563	$3,316,231	$3,003,398	$(428,819)
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	—	7,341,323	—	341,359	1,645,793	1,244,197	—
Direxion Daily Regional Banks Bull 3X Shares	—	12,662,304	—	3,709,341	5,333,245	1,461,419	—
Direxion Daily Regional Banks Bear 3X Shares	—	—	—	1,610,586	955,916	—	(174,295)
Direxion Daily Retail Bull 3X Shares	—	10,534,886	—	2,008,723	1,575,503	1,498,700	(223,519)
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	10,159,449	—	—	6,142,746	4,863,246	3,523,150	—
Direxion Daily S&P Biotech Bull 3X Shares	—	322,762,182	—	142,998,786	89,189,210	13,951,626	(62,962,070)
Direxion Daily S&P Biotech Bear 3X Shares	—	—	—	43,806,218	32,110,546	2,820,551	(1,169,598)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	—	140,597,826	—	38,097,486	28,712,150	—	(14,774,571)
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	—	—	19,935,467	20,026,644	21,244,122	—
Direxion Daily Semiconductor Bull 3X Shares	—	344,239,105	—	127,593,992	172,525,418	216,366,998	—
Direxion Daily Semiconductor Bear 3X Shares	—	—	—	181,897,695	112,065,215	—	(53,686,302)
Direxion Daily Technology Bull 3X Shares	480,501,833	—	—	167,302,140	130,135,350	214,991,344	—
Direxion Daily Technology Bear 3X Shares	—	—	—	36,948,532	26,057,075	—	(9,890,610)
Direxion Daily Transportation Bull 3X Shares	—	2,584,947	—	1,003,058	336,234	148,671	(111,773)
Direxion Daily Utilities Bull 3X Shares	—	11,828,223	—	2,118,956	880,221	1,395,297	—
DIREXION ANNUAL REPORT

	Asset Class						Liability Class
	Level 1					Level 2	Level 2
Funds	Investment Companies	Common Stocks	Master Limited Partnerships	Short Term Investments	Cash Equivalents	Total Return Swap Contracts*	Total Return Swap Contracts*
Direxion Daily 7-10 Year Treasury Bull 3X Shares	$9,788,370	$—	$—	$10,775,207	$620,042	$1,522,096	$—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	—	—	8,709,298	4,905,605	—	(2,449,317)
Direxion Daily 20+ Year Treasury Bull 3X Shares	119,318,140	—	—	47,093,851	17,556,286	29,752,285	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	—	—	96,189,258	58,189,012	—	(26,198,161)

For further detail on each asset class, see each Fund's Schedule of Investments.

*  Total return swap contracts are valued at the unrealized appreciation/(depreciation).

The Funds also follow authoritative accounting standards, which require additional disclosure regarding fair value measurements. Specifically, these standards require reporting entities to disclose a) the input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements, for Level 2 or Level 3 positions, b) transfers between all levels on a gross basis (i.e. transfers out must be disclosed separately from transfers in) as well as the reason(s) for the transfers and c) purchases and sales on a gross basis in the Level 3 rollforward rather than as one net number. Additionally, reporting entities are required to disclose quantitative information about unobservable inputs used in the fair value measurements categorized within Level 3 of the fair value hierarchy.

8.  VALUATION OF DERIVATIVE INSTRUMENTS

The Funds follow authoritative standards of accounting for derivative instruments, which establish disclosure requirements for derivative instruments. These standards improve financial reporting for derivative instruments by requiring enhanced disclosures that enable investors to understand how and why a fund uses derivative instruments, how derivative instruments are accounted for and how derivative instruments affect a fund's financial position and results of operations.

The Funds use derivative instruments as part of their principal investment strategy to achieve their investment objective. For additional discussion on the risks associated with derivative instruments refer to Note 2. As of October 31, 2019, the Funds were invested in swap contracts. At April 30, 2019, the fair value of derivative instruments, by primary risk, were as follows:

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$2,233,214	$—	$2,233,214
Direxion Daily S&P 500® Bull 3X Shares	198,051,228	—	198,051,228
Direxion Daily Small Cap Bull 3X Shares	105,848,905	—	105,848,905
Direxion Daily Small Cap Bear 3X Shares	340,863	—	340,863
Direxion Daily FTSE China Bull 3X Shares	8,760,998	—	8,760,998
Direxion Daily FTSE Europe Bull 3X Shares	4,984,667	—	4,984,667
Direxion Daily Latin America Bull 3X Shares	578,006	—	578,006
Direxion Daily MSCI Brazil Bull 3X Shares	81,252,569	—	81,252,569
Direxion Daily MSCI Developed Markets Bull 3X Shares	832,239	—	832,239
Direxion Daily MSCI Emerging Markets Bull 3X Shares	6,368,871	—	6,368,871

DIREXION ANNUAL REPORT

	Asset Derivatives[1]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily MSCI Emerging Markets Bear 3X Shares	$504,648	$—	$504,648
Direxion Daily MSCI India Bull 3X Shares	6,203,169	—	6,203,169
Direxion Daily MSCI Japan Bull 3X Shares	1,446,094	—	1,446,094
Direxion Daily MSCI Mexico Bull 3X Shares	1,530,806	—	1,530,806
Direxion Daily MSCI South Korea Bull 3X Shares	4,269,998	—	4,269,998
Direxion Daily Russia Bull 3X Shares	11,252,499	—	11,252,499
Direxion Daily Russia Bear 3X Shares	2,824	—	2,824
Direxion Daily Aerospace & Defense Bull 3X Shares	13,209,446	—	13,209,446
Direxion Daily Communication Services Index Bull 3X Shares	286,687	—	286,687
Direxion Daily Consumer Discretionary Bull 3X Shares	545,205	—	545,205
Direxion Daily Consumer Discretionary Bear 3X Shares	947	—	947
Direxion Daily Consumer Staples Bull 3X Shares	633,332	—	633,332
Direxion Daily Energy Bull 3X Shares	1,408,464	—	1,408,464
Direxion Daily Energy Bear 3X Shares	1,461,132	—	1,461,132
Direxion Daily Financial Bull 3X Shares	288,208,795	—	288,208,795
Direxion Daily Gold Miners Index Bull 3X Shares	425,111,102	—	425,111,102
Direxion Daily Gold Miners Index Bear 3X Shares	510,165	—	510,165
Direxion Daily Healthcare Bull 3X Shares	16,941,253	—	16,941,253
Direxion Daily Homebuilders & Supplies Bull 3X Shares	17,238,457	—	17,238,457
Direxion Daily Industrials Bull 3X Shares	292,653	—	292,653
Direxion Daily Junior Gold Miners Index Bull 3X Shares	311,320,195	—	311,320,195
Direxion Daily Junior Gold Miners Index Bear 3X Shares	946,268	—	946,268
Direxion Daily MSCI Real Estate Bull 3X Shares	5,274,985	—	5,274,985
Direxion Daily Natural Gas Related Bull 3X Shares	129,414	—	129,414
Direxion Daily Natural Gas Related Bear 3X Shares	3,003,398	—	3,003,398
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	1,244,197	—	1,244,197
Direxion Daily Regional Banks Bull 3X Shares	1,461,419	—	1,461,419
Direxion Daily Retail Bull 3X Shares	1,498,700	—	1,498,700
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	3,523,150	—	3,523,150
Direxion Daily S&P Biotech Bull 3X Shares	13,951,626	—	13,951,626
Direxion Daily S&P Biotech Bear 3X Shares	2,820,551	—	2,820,551
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	21,244,122	—	21,244,122
Direxion Daily Semiconductor Bull 3X Shares	216,366,998	—	216,366,998
Direxion Daily Technology Bull 3X Shares	214,991,344	—	214,991,344
Direxion Daily Transportation Bull 3X Shares	148,671	—	148,671
Direxion Daily Utilities Bull 3X Shares	1,395,297	—	1,395,297
Direxion Daily 7-10 Year Treasury Bull 3X Shares	—	1,522,096	1,522,096
Direxion Daily 20+ Year Treasury Bull 3X Shares	—	29,752,285	29,752,285

1  Statements of Assets and Liabilities location: Unrealized appreciation on swap contracts.

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Mid Cap Bull 3X Shares	$69,880	$—	$69,880
Direxion Daily Mid Cap Bear 3X Shares	234,560	—	234,560
Direxion Daily S&P 500® Bear 3X Shares	58,229,729	—	58,229,729
Direxion Daily Small Cap Bull 3X Shares	3,784,856	—	3,784,856
Direxion Daily Small Cap Bear 3X Shares	36,944,542	—	36,944,542
Direxion Daily FTSE China Bull 3X Shares	7,851,441	—	7,851,441
Direxion Daily FTSE China Bear 3X Shares	1,667,943	—	1,667,943
Direxion Daily FTSE Europe Bull 3X Shares	2,907	—	2,907
Direxion Daily Latin America Bull 3X Shares	21,380	—	21,380
Direxion Daily MSCI Brazil Bull 3X Shares	452,872	—	452,872
Direxion Daily MSCI Developed Markets Bear 3X Shares	502,367	—	502,367
Direxion Daily MSCI Emerging Markets Bull 3X Shares	3,209,663	—	3,209,663
Direxion Daily MSCI Emerging Markets Bear 3X Shares	5,983,151	—	5,983,151
Direxion Daily MSCI South Korea Bull 3X Shares	3,065	—	3,065

DIREXION ANNUAL REPORT

	Liability Derivatives[2]
Fund	Equity Risk	Interest Rate Risk	Total
Direxion Daily Russia Bull 3X Shares	$86,465	$—	$86,465
Direxion Daily Russia Bear 3X Shares	2,567,744	—	2,567,744
Direxion Daily Aerospace & Defense Bull 3X Shares	543,140	—	543,140
Direxion Daily Communication Services Index Bull 3X Shares	82	—	82
Direxion Daily Communication Services Index Bear 3X Shares	59,951	—	59,951
Direxion Daily Consumer Discretionary Bear 3X Shares	129,853	—	129,853
Direxion Daily Consumer Staples Bull 3X Shares	475	—	475
Direxion Daily Consumer Staples Bear 3X Shares	63,027	—	63,027
Direxion Daily Energy Bull 3X Shares	1,833,044	—	1,833,044
Direxion Daily Financial Bear 3X Shares	22,721,322	—	22,721,322
Direxion Daily Gold Miners Index Bull 3X Shares	27,023,263	—	27,023,263
Direxion Daily Gold Miners Index Bear 3X Shares	100,000,922	—	100,000,922
Direxion Daily Homebuilders & Supplies Bull 3X Shares	177,810	—	177,810
Direxion Daily Industrials Bull 3X Shares	1,182	—	1,182
Direxion Daily Junior Gold Miners Index Bear 3X Shares	34,439,583	—	34,439,583
Direxion Daily MSCI Real Estate Bear 3X Shares	1,748,823	—	1,748,823
Direxion Daily Natural Gas Related Bull 3X Shares	5,264,679	—	5,264,679
Direxion Daily Natural Gas Related Bear 3X Shares	428,819	—	428,819
Direxion Daily Regional Banks Bear 3X Shares	174,295	—	174,295
Direxion Daily Retail Bull 3X Shares	223,519	—	223,519
Direxion Daily S&P Biotech Bull 3X Shares	62,962,070	—	62,962,070
Direxion Daily S&P Biotech Bear 3X Shares	1,169,598	—	1,169,598
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	14,774,571	—	14,774,571
Direxion Daily Semiconductor Bear 3X Shares	53,686,302	—	53,686,302
Direxion Daily Technology Bear 3X Shares	9,890,610	—	9,890,610
Direxion Daily Transportation Bull 3X Shares	111,773	—	111,773
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	2,449,317	2,449,317
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	26,198,161	26,198,161

2  Statements of Assets and Liabilities location: Unrealized depreciation on swap contracts.

Transactions in derivative instruments during the period ended October 31, 2019 by primary risk, were as follows:

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Mid Cap Bull 3X Shares	Swap Contracts	$(2,616,473)	$—	$8,648,852	$—
Direxion Daily Mid Cap Bear 3X Shares	Swap Contracts	(171,706)	—	(1,062,137)	—
Direxion Daily S&P 500® Bull 3X Shares	Swap Contracts	20,878,486	—	198,265,139	—
Direxion Daily S&P 500® Bear 3X Shares	Swap Contracts	(112,681,039)	—	(61,571,750)	—
Direxion Daily Small Cap Bull 3X Shares	Swap Contracts	(110,888,997)	—	133,800,177	—
Direxion Daily Small Cap Bear 3X Shares	Swap Contracts	(10,697,621)	—	(47,475,848)	—
Direxion Daily FTSE China Bull 3X Shares	Swap Contracts	(23,782,535)	—	36,470,499	—
Direxion Daily FTSE China Bear 3X Shares	Swap Contracts	(5,609,705)	—	(12,650,990)	—
Direxion Daily FTSE Europe Bull 3X Shares	Swap Contracts	1,324,939	—	3,997,539	—

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Latin America Bull 3X Shares	Swap Contracts	$(125,753)	$—	$(585,972)	$—
Direxion Daily MSCI Brazil Bull 3X Shares	Swap Contracts	213,148,962	—	(86,949,590)	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	Swap Contracts	(1,792,534)	—	3,964,485	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	Swap Contracts	(855,316)	—	(262,554)	—
Direxion Daily MSCI Emerging Markets Bull 3X Shares	Swap Contracts	87,424	—	32,768,676	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	Swap Contracts	(23,082,033)	—	(4,455,830)	—
Direxion Daily MSCI India Bull 3X Shares	Swap Contracts	22,392,637	—	6,747,534	—
Direxion Daily MSCI Japan Bull 3X Shares	Swap Contracts	(628,623)	—	1,357,197	—
Direxion Daily MSCI Mexico Bull 3X Shares	Swap Contracts	(2,406,582)	—	3,608,536	—
Direxion Daily MSCI South Korea Bull 3X Shares	Swap Contracts	(8,614,106)	—	8,015,107	—
Direxion Daily Russia Bull 3X Shares	Swap Contracts	36,758,449	—	7,577,491	—
Direxion Daily Russia Bear 3X Shares	Swap Contracts	(9,121,459)	—	(1,433,939)	—
Direxion Daily Aerospace & Defense Bull 3X Shares	Swap Contracts	(1,484,694)	—	13,314,065	—
Direxion Daily Communication Services Index Bull 3X Shares	Swap Contracts	217,565	—	286,605	—
Direxion Daily Communication Services Index Bear 3X Shares	Swap Contracts	(934,092)	—	(59,951)	—
Direxion Daily Consumer Discretionary Bull 3X Shares	Swap Contracts	(39,742)	—	545,205	—
Direxion Daily Consumer Discretionary Bear 3X Shares	Swap Contracts	(566,559)	—	(128,906)	—
Direxion Daily Consumer Staples Bull 3X Shares	Swap Contracts	(27,979)	—	632,857	—
Direxion Daily Consumer Staples Bear 3X Shares	Swap Contracts	(116,728)	—	(63,027)	—
Direxion Daily Energy Bull 3X Shares	Swap Contracts	(113,344,411)	—	18,535,316	—
Direxion Daily Energy Bear 3X Shares	Swap Contracts	20,833,158	—	(13,928,702)	—
Direxion Daily Financial Bull 3X Shares	Swap Contracts	(22,843,812)	—	388,714,317	—
Direxion Daily Financial Bear 3X Shares	Swap Contracts	(78,630,703)	—	(10,085,637)	—

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Gold Miners Index Bull 3X Shares	Swap Contracts	$582,403,650	$—	$603,545,186	$—
Direxion Daily Gold Miners Index Bear 3X Shares	Swap Contracts	(98,159,625)	—	(141,822,059)	—
Direxion Daily Healthcare Bull 3X Shares	Swap Contracts	(3,299,975)	—	10,940,379	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	Swap Contracts	1,796,866	—	27,257,212	—
Direxion Daily Industrials Bull 3X Shares	Swap Contracts	(290,224)	—	718,286	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	Swap Contracts	92,893,758	—	555,663,294	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	Swap Contracts	(46,481,483)	—	(48,164,255)	—
Direxion Daily MSCI Real Estate Bull 3X Shares	Swap Contracts	16,706,768	—	(112,288)	—
Direxion Daily MSCI Real Estate Bear 3X Shares	Swap Contracts	(10,911,893)	—	(465,933)	—
Direxion Daily Natural Gas Related Bull 3X Shares	Swap Contracts	(46,617,914)	—	272,972	—
Direxion Daily Natural Gas Related Bear 3X Shares	Swap Contracts	4,753,333	—	1,326,026	—
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	Swap Contracts	(2,975,449)	—	1,769,751	—
Direxion Daily Regional Banks Bull 3X Shares	Swap Contracts	(473,147)	—	(337,577)	—
Direxion Daily Regional Banks Bear 3X Shares	Swap Contracts	1,363,723	—	(1,125,977)	—
Direxion Daily Retail Bull 3X Shares	Swap Contracts	(7,975,477)	—	2,051,766	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	Swap Contracts	(2,701,370)	—	4,166,871	—
Direxion Daily S&P Biotech Bull 3X Shares	Swap Contracts	(118,653,424)	—	56,666,665	—
Direxion Daily S&P Biotech Bear 3X Shares	Swap Contracts	(32,367,807)	—	5,894,740	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	Swap Contracts	(254,064,117)	—	(17,896,304)	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	Swap Contracts	39,293,317	—	5,048,181	—
Direxion Daily Semiconductor Bull 3X Shares	Swap Contracts	123,222,578	—	287,865,201	—
Direxion Daily Semiconductor Bear 3X Shares	Swap Contracts	(129,163,610)	—	(44,446,546)	—
Direxion Daily Technology Bull 3X Shares	Swap Contracts	33,070,940	—	177,805,438	—

DIREXION ANNUAL REPORT

		Net Realized Gain (Loss)[1]		Net Unrealized Appreciation (Depreciation)[2]
Fund		Equity Risk	Interest Rate Risk	Equity Risk	Interest Rate Risk
Direxion Daily Technology Bear 3X Shares	Swap Contracts	$(29,956,689)	$—	$(10,035,980)	$—
Direxion Daily Transportation Bull 3X Shares	Swap Contracts	252,755	—	1,155,203	—
Direxion Daily Utilities Bull 3X Shares	Swap Contracts	1,061,380	—	1,302,081	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	Swap Contracts	—	913,759	—	1,910,677
Direxion Daily 7-10 Year Treasury Bear 3X Shares	Swap Contracts	—	(1,784,147)	—	(4,077,705)
Direxion Daily 20+ Year Treasury Bull 3X Shares	Swap Contracts	—	18,776,374	—	38,814,309
Direxion Daily 20+ Year Treasury Bear 3X Shares	Swap Contracts	—	(65,156,078)	—	(92,949,283)

1  Statements of Operations location: Net realized gain (loss) on swap contracts.

2  Statements of Operations location: Change in net unrealized appreciation (depreciation) on swap contracts.

For the period ended October 31, 2019, the volume of the derivatives held by the Funds was as follows:

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily Mid Cap Bull 3X Shares	$128,720,685	$—
Direxion Daily Mid Cap Bear 3X Shares	—	10,562,861
Direxion Daily S&P 500® Bull 3X Shares	2,117,645,693	—
Direxion Daily S&P 500® Bear 3X Shares	—	1,072,830,412
Direxion Daily Small Cap Bull 3X Shares	1,850,664,015	—
Direxion Daily Small Cap Bear 3X Shares	—	877,886,530
Direxion Daily FTSE China Bull 3X Shares	860,072,873	—
Direxion Daily FTSE China Bear 3X Shares	—	246,524,319
Direxion Daily FTSE Europe Bull 3X Shares	87,230,797	—
Direxion Daily Latin America Bull 3X Shares	37,526,655	—
Direxion Daily MSCI Brazil Bull 3X Shares	944,342,734	—
Direxion Daily MSCI Developed Markets Bull 3X Shares	41,962,167	—
Direxion Daily MSCI Developed Markets Bear 3X Shares	—	12,725,658
Direxion Daily MSCI Emerging Markets Bull 3X Shares	553,014,429	—
Direxion Daily MSCI Emerging Markets Bear 3X Shares	—	207,779,230
Direxion Daily MSCI India Bull 3X Shares	204,294,452	—
Direxion Daily MSCI Japan Bull 3X Shares	27,599,231	—
Direxion Daily MSCI Mexico Bull 3X Shares	29,381,630	—
Direxion Daily MSCI South Korea Bull 3X Shares	78,352,657	—
Direxion Daily Russia Bull 3X Shares	305,707,639	—
Direxion Daily Russia Bear 3X Shares	—	69,644,717
Direxion Daily Aerospace & Defense Bull 3X Shares	122,550,967	—
Direxion Daily Communication Services Index Bull 3X Shares	6,470,897	—
Direxion Daily Communication Services Index Bear 3X Shares	—	3,564,627
Direxion Daily Consumer Discretionary Bull 3X Shares	7,989,306	—
Direxion Daily Consumer Discretionary Bear 3X Shares	—	3,094,896
Direxion Daily Consumer Staples Bull 3X Shares	6,239,743	—
Direxion Daily Consumer Staples Bear 3X Shares	—	2,409,325
Direxion Daily Energy Bull 3X Shares	783,147,521	—
Direxion Daily Energy Bear 3X Shares	—	91,100,406
Direxion Daily Financial Bull 3X Shares	3,212,811,910	—

DIREXION ANNUAL REPORT

	Quarterly Average Gross Notional Amounts
	Long Total Return Swap Contracts	Short Total Return Swap Contracts
Direxion Daily Financial Bear 3X Shares	$—	$464,589,599
Direxion Daily Gold Miners Index Bull 3X Shares	3,184,339,455	—
Direxion Daily Gold Miners Index Bear 3X Shares	—	632,361,581
Direxion Daily Healthcare Bull 3X Shares	345,921,845	—
Direxion Daily Homebuilders & Supplies Bull 3X Shares	99,526,941	—
Direxion Daily Industrials Bull 3X Shares	10,911,214	—
Direxion Daily Junior Gold Miners Index Bull 3X Shares	2,092,385,541	—
Direxion Daily Junior Gold Miners Index Bear 3X Shares	—	279,317,278
Direxion Daily MSCI Real Estate Bull 3X Shares	103,556,522	—
Direxion Daily MSCI Real Estate Bear 3X Shares	—	52,282,305
Direxion Daily Natural Gas Related Bull 3X Shares	82,853,515	—
Direxion Daily Natural Gas Related Bear 3X Shares	—	15,054,415
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	14,588,064	—
Direxion Daily Regional Banks Bull 3X Shares	56,678,011	—
Direxion Daily Regional Banks Bear 3X Shares	—	6,737,239
Direxion Daily Retail Bull 3X Shares	42,519,021	—
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	37,732,454	—
Direxion Daily S&P Biotech Bull 3X Shares	1,466,974,793	—
Direxion Daily S&P Biotech Bear 3X Shares	—	272,934,909
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	538,660,350	—
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	—	128,702,126
Direxion Daily Semiconductor Bull 3X Shares	1,245,333,194	—
Direxion Daily Semiconductor Bear 3X Shares	—	452,494,802
Direxion Daily Technology Bull 3X Shares	1,510,080,487	—
Direxion Daily Technology Bear 3X Shares	—	120,644,285
Direxion Daily Transportation Bull 3X Shares	17,281,849	—
Direxion Daily Utilities Bull 3X Shares	17,453,230	—
Direxion Daily 7-10 Year Treasury Bull 3X Shares	33,963,851	—
Direxion Daily 7-10 Year Treasury Bear 3X Shares	—	43,764,716
Direxion Daily 20+ Year Treasury Bull 3X Shares	298,996,536	—
Direxion Daily 20+ Year Treasury Bear 3X Shares	—	649,393,610

The Funds utilize this volume of derivatives in order to obtain leverage in order to meet the investment objectives of 300% or -300% daily performance of their respective indices.

9.  PRINCIPAL RISKS

Below are some of the principal risks of investing in the Funds. Please refer to the Funds' prospectus for a full discussion.

Counterparty Risk – A Fund will be subject to credit risk with respect to the amount it expects to receive from counterparties to financial instruments entered into by the Fund. The Funds' counterparties are generally required to post collateral to the Funds to the extent of the Funds' daily exposure to such counterparties. However, to the extent any such collateral is insufficient, the Funds will be exposed to counterparty risk as described in this paragraph. In addition, there may be a delay associated with realization by the Funds of the collateral posted by such counterparties in the event of counterparty default or bankruptcy. A Fund may be negatively impacted if a counterparty becomes bankrupt or otherwise fails to perform its obligations due to financial difficulties. A Fund may experience significant delays in obtaining any recovery in a bankruptcy or other reorganization proceeding, and a Fund may obtain only limited recovery or may obtain no recovery in such circumstances.

Sector Concentration Risk – The risk of concentrating investments in a limited number of issuers in a particular industry is that a Fund will be more susceptible to the risks associated with that industry than a Fund that does not concentrate its investments.

Daily Index Correlation/Tracking Risk – A number of factors may affect a Fund's ability to achieve a high degree of correlation with its benchmark, and there can be no guarantee that a Fund will achieve a high degree of correlation. A

DIREXION ANNUAL REPORT

failure to achieve a high degree of correlation may prevent a Fund from achieving its investment objective. A number of factors may adversely affect a Fund's correlation with its benchmark, including fees, expenses, transaction costs, costs associated with the use of leveraged investment techniques, income items, accounting standards, and disruptions or illiquidity in the markets for the securities or financial instruments in which the Fund invests. A Fund may not have investment exposure to all securities in its underlying benchmark index, or its weighting of investment exposure to such stocks or industries may be different from that of the index. In addition, a Fund may invest in securities or financial instruments not included in the index underlying its benchmark. A Fund may be subject to large movements of assets into and out of the Fund, potentially resulting in the Fund being over- or under-exposed to its benchmark. Activities surrounding annual index reconstitutions and other index rebalancing or reconstitution events may hinder the Funds' ability to meet their daily investment objective on that day. Each Fund seeks to rebalance its portfolio daily to keep leverage consistent with its daily investment objective.

Certain Funds are "leveraged" funds in the sense that they have investment objectives to match a multiple of the performance of an index on a given day. These Funds are subject to all of the correlation risks described above. In addition, there is a special form of correlation risk that derives from these Funds' use of leverage, which is that for periods greater than one day, the use of leverage tends to cause the performance of a Fund to be either greater than or less than the index performance times the stated multiple in the fund objective, before accounting for fees and fund expenses. In general, given a particular index return, increased volatility of the index will cause a decrease in the performance relative to the index performance times the stated fund multiple.

Derivatives Risk – The Fund's investments in derivatives may pose risks in addition to, and greater than, those associated with directly investing in securities or other investments, including risk related to the market, leverage, imperfect daily correlations with underlying investments or the Fund's other portfolio holdings, higher price volatility, lack of availability, counterparty risk, liquidity, valuation and legal restrictions.

In addition, the Fund's investments in derivatives are subject to the following risks:

• Swap Agreements. Swap agreements are entered into primarily with major global financial institutions for a specified period which may range from one day to more than one year. In a standard swap transaction, two parties agree to exchange the return (or differentials in rates of return) earned or realized on particular predetermined reference assets or underlying securities or instruments. The gross return to be exchanged or swapped between the parties is calculated based on a notional amount or the return on or change in value of a particular dollar amount invested in a basket of securities representing a particular index or an ETF that seeks to track an index. Swaps are subject to counterparty, valuation and leveraging risks.

• Futures Contracts. Futures contracts are typically exchange-traded contracts that call for the future delivery of an asset at a certain price and date, or cash settlement of the terms of the contract. There may be an imperfect correlation between the changes in market value of the securities held by the Fund and the prices of futures contracts. Futures contracts are subject to liquidity risks; there may not be a liquid secondary market for the futures contracts and the Fund may not be able to enter into a closing transaction. Exchanges may also limit the number of positions that can be held or controlled by the Fund or the Adviser, thus limiting the ability of the Fund to implement its leveraged investment strategy. Futures markets are highly volatile and the use of futures may increase the Fund's volatility. Futures contracts are also subject to leverage risk.

Foreign Securities Risk – Investments in foreign securities directly or indirectly through investments in exchange traded funds which track foreign securities involve greater risks than investing in domestic securities. As a result, the Funds' returns and net asset values may be affected to a large degree by fluctuations in currency exchange rates, political, diplomatic or economic conditions and regulatory requirements in other countries. The laws, accounting and financial reporting standards in foreign countries may require less disclosure than required in the U.S., and therefore there may be less public information available about foreign companies. Investments in foreign emerging markets present a greater risk than investing in foreign issuers in general. The risk of political or social upheaval is greater in emerging markets. In addition, there may be risks of an economy's dependence on revenues from particular commodities, currency transfer restrictions, a limited number of potential buyers for such securities and delays and disruption in securities settlement procedures.

Leverage Risk – Leverage offers a means of magnifying market movements into larger changes in an investment's value and provides greater investment exposure than an unleveraged investment. Swap and future agreements may be used to create leverage. Each Fund employs leveraged investment techniques to achieve its investment objective.

DIREXION ANNUAL REPORT

Liquidity Risk – In certain circumstances, such as the disruption of the orderly markets for the securities or financial instruments in which a Fund invests, a Fund might not be able to dispose of certain holdings quickly or at prices that represent fair market value in the judgment of the Adviser. Additionally, certain counterparties may have the ability to demand repayment at any time, thereby exposing the Fund to the risk that it may be required to liquidate investments at an inopportune time. This may prevent a Fund from limiting losses, realizing gains or from achieving a high correlation or inverse correlation with its underlying index.

10.  ADDITIONAL INFORMATION

On June 28, 2019, shares of the following funds were adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock splits have no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock splits is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily Mid Cap Bear 3X Shares	6/28/2019	1	:5	$10.81	$54.06	314,407	62,881
Direxion Daily Small Cap Bear 3X Shares	6/28/2019	1	:5	9.44	47.19	32,970,375	6,594,075
Direxion Daily Financial Bear 3X Shares	6/28/2019	1	:5	7.95	39.74	23,132,056	4,626,411
Direxion Daily Junior Gold Miners Index Bull 3X Shares	6/28/2019	1	:5	11.76	58.78	72,806,879	14,561,376
Direxion Daily MSCI Real Estate Bear 3X Shares	6/28/2019	1	:5	6.72	33.61	2,908,309	581,662
Direxion Daily Natural Gas Related Bull 3X Shares	6/28/2019	1	:5	4.11	20.57	8,607,521	1,721,504
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	6/28/2019	1	:5	12.62	63.08	2,279,803	455,961
Direxion Daily Semiconductor Bear 3X Shares	6/28/2019	1	:10	5.16	51.56	33,859,767	3,385,977

11.  SUBSEQUENT EVENTS

Management has performed an evaluation of subsequent events through the date the financial statements were issued and has determined that no items require recognition or disclosure besides those noted below.

On November 22, 2019, shares of the following fund was adjusted to reflect a reverse stock split. The effect of the reverse stock split was to decrease the number of shares outstanding and increase the net asset value. The reverse stock split has no impact on the net assets of the Fund or the value of a shareholder's investment in the Fund. A summary of the reverse stock split is as follows:

Funds	Effective Date	Rate		Net Asset Value Before Split	Net Asset Value After Split	Shares Outstanding Before Split	Shares Outstanding After Split
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	11/22/2019	1	:10	$2.59	$25.90	80,709,476	8,070,948

DIREXION ANNUAL REPORT

The Board of Trustees of the Trust has elected Kathleen M. Berkery as a Trustee of the Trust effective November 26, 2019.

On December 11, 2019, certain Funds declared capital gain distributions with an ex-date of December 12, 2019 and payable date of December 19, 2019. The specific Funds and per share amounts of the distributions are listed below.

Funds	Per Share Short-Term Capital Gain Distribution
Direxion Daily Consumer Staples Bull 3X Shares	$0.65561
Direxion Daily MSCI Real Estate Bull 3X Shares	0.40279
Direxion Daily Utilities Bull 3X Shares	1.33895

On December 20, 2019, certain Funds declared income distributions with an ex-date of December 23, 2019 and payable date of December 31, 2019. At the time of this report, the specific Funds and amounts were not yet known.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

To the Shareholders of Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily MSCI Brazil Bull 3X Shares, Direxion Daily MSCI Developed Markets Bull 3X Shares, Direxion Daily MSCI Developed Markets Bear 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily MSCI India Bull 3X Shares, Direxion Daily MSCI Japan Bull 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Communication Services Index Bull 3X Shares, Direxion Daily Communication Services Index Bear 3X Shares, Direxion Daily Consumer Discretionary Bull 3X Shares, Direxion Daily Consumer Discretionary Bear 3X Shares, Direxion Daily Consumer Staples Bull 3X Shares, Direxion Daily Consumer Staples Bear 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Gold Miners Index Bull 3X Shares, Direxion Daily Gold Miners Index Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily MSCI Real Estate Bull 3X Shares, Direxion Daily MSCI Real Estate Bear 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Natural Gas Related Bear 3X Shares, Direxion Daily Pharmaceutical & Medical Bull 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Regional Banks Bear 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Utilities Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 20+ Year Treasury Bear 3X Shares and the Board of Trustees of Direxion Shares ETF Trust

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily MSCI Brazil Bull 3X Shares, Direxion Daily MSCI Developed Markets Bull 3X Shares, Direxion Daily MSCI Developed Markets Bear 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily MSCI India Bull 3X Shares, Direxion Daily MSCI Japan Bull 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily Communication Services Index Bull 3X Shares, Direxion Daily Communication Services Index Bear 3X Shares, Direxion Daily Consumer Discretionary Bull 3X Shares, Direxion Daily Consumer Discretionary Bear 3X Shares, Direxion Daily Consumer Staples Bull 3X Shares, Direxion Daily Consumer Staples Bear 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Gold Miners Index Bull 3X Shares, Direxion Daily Gold Miners Index Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily MSCI Real Estate Bull 3X Shares, Direxion Daily MSCI Real Estate Bear 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Natural Gas Related Bear 3X Shares, Direxion Daily Pharmaceutical & Medical Bull 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Regional Banks Bear 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Utilities Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares and Direxion Daily 20+ Year Treasury Bear 3X Shares (collectively referred to as the

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

"Funds"), (62 of the funds constituting Direxion Shares ETF Trust (the "Trust")), including the schedules of investments, as of October 31, 2019, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated in the table below and the related notes (collectively referred to as the "financial statements"). In our opinion, the financial statements present fairly, in all material respects, the financial position of each of the Funds (62 of the funds constituting Direxion Shares ETF Trust) at October 31, 2019, and the results of their operations, changes in net assets and financial highlights for each of the periods indicated in the table below, in conformity with U.S. generally accepted accounting principles.

Individual fund constituting the Direxion Shares ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Direxion Daily Mid Cap Bull 3X Shares
Direxion Daily Mid Cap Bear 3X Shares
Direxion Daily S&P 500® Bull 3X Shares
Direxion Daily S&P 500® Bear 3X Shares
Direxion Daily Small Cap Bull 3X Shares
Direxion Daily Small Cap Bear 3X Shares
Direxion Daily FTSE China Bull 3X Shares
Direxion Daily FTSE China Bear 3X Shares
Direxion Daily FTSE Europe Bull 3X Shares
Direxion Daily Latin America Bull 3X Shares
Direxion Daily MSCI Brazil Bull 3X Shares
Direxion Daily MSCI Developed Markets Bull 3X Shares
Direxion Daily MSCI Developed Markets Bear 3X Shares
Direxion Daily MSCI Emerging Markets Bull 3X Shares
Direxion Daily MSCI Emerging Markets Bear 3X Shares
Direxion Daily MSCI India Bull 3X Shares
Direxion Daily MSCI Japan Bull 3X Shares
Direxion Daily MSCI South Korea Bull 3X Shares
Direxion Daily Russia Bull 3X Shares
Direxion Daily Russia Bear 3X Shares
Direxion Daily Energy Bull 3X Shares
Direxion Daily Energy Bear 3X Shares
Direxion Daily Financial Bull 3X Shares
Direxion Daily Financial Bear 3X Shares
Direxion Daily Gold Miners Index Bull 3X Shares
Direxion Daily Gold Miners Index Bear 3X Shares
Direxion Daily Healthcare Bull 3X Shares
Direxion Daily Junior Gold Miners Index Bull 3X Shares
Direxion Daily Junior Gold Miners Index Bear 3X Shares
Direxion Daily MSCI Real Estate Bull 3X Shares
Direxion Daily MSCI Real Estate Bear 3X Shares
Direxion Daily Natural Gas Related Bull 3X Shares
Direxion Daily Retail Bull 3X Shares
Direxion Daily Semiconductor Bull 3X Shares
Direxion Daily Semiconductor Bear 3X Shares
Direxion Daily Technology Bull 3X Shares
Direxion Daily Technology Bear 3X Shares
Direxion Daily 7-10 Year Treasury Bull 3X Shares
Direxion Daily 7-10 Year Treasury Bear 3X Shares
Direxion Daily 20+ Year Treasury Bull 3X Shares
Direxion Daily 20+ Year Treasury Bear 3X Shares	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the five years in the period ended October 31, 2019

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

Individual fund constituting the Direxion Shares ETF Trust	Statement of Operations	Statements of Changes in Net Assets	Financial Highlights
Direxion Daily Homebuilders & Supplies Bull 3X Shares Direxion Daily Regional Banks Bull 3X Shares Direxion Daily Regional Banks Bear 3X Shares	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the four years in the period ended October 31, 2019 and the period from August 19, 2015 (commencement of operations) through October 31, 2015
Direxion Daily S&P Biotech Bull 3X Shares Direxion Daily S&P Biotech Bear 3X Shares Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the four years in the period ended October 31, 2019 and the period from May 28, 2015 (commencement of operations) through October 31, 2015
Direxion Daily Natural Gas Related Bear 3X Shares	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the three years in the period ended October 31, 2019 and the period from December 3, 2015 (commencement of operations) through October 31, 2016
Direxion Daily MSCI Mexico Bull 3X Shares
Direxion Daily Aerospace & Defense Bull 3X Shares
Direxion Daily Industrials Bull 3X Share
Direxion Daily Transportation Bull 3X Shares
Direxion Daily Utilities Bull 3X Shares	For the year ended October 31, 2019	For each of the two years in the period ended October 31, 2019	For each of the two years ended October 31, 2019 and the period from May 3, 2017 (commencement of operations) through October 31, 2017
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	For the year ended October 31, 2019	For the year ended October 31, 2019 and the period from November 15, 2017 (commencement of operations) through October 31, 2018
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	For the year ended October 31, 2019	For the year ended October 31, 2019 and the period from April 19, 2018 (commencement of operations) through October 31, 2018
Direxion Daily Consumer Discretionary Bull 3X Shares Direxion Daily Consumer Discretionary Bear 3X Shares Direxion Daily Consumer Staples Bull 3X Shares Direxion Daily Consumer Staples Bear 3X Shares	For the period from November 29, 2018 (commencement of operations) through October 31, 2019
Direxion Daily Communication Services Index Bull 3X Shares Direxion Daily Communication Services Index Bear 3X Shares	For the period from January 14, 2019 (commencement of operations) through October 31, 2019

Basis for Opinion

These financial statements are the responsibility of the Trust's management. Our responsibility is to express an opinion on each of the Funds' financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) ("PCAOB") and are required to be independent with respect to the Trust in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Trust is not required to have, nor were we engaged to perform, an audit of the Trust's internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Report of Independent Registered Public Accounting Firm

financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Trust's internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more of the Direxion investment companies since 2001.

Minneapolis, Minnesota
December 20, 2019

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Federal Tax Status of Dividends Declared during the Tax Year

For Federal income tax purposes, dividends from short-term capital gains are classified as ordinary income. The percentage of ordinary income distribution designated as qualifying for the corporate dividend received deduction ("DRD"), the individual qualified dividend rate ("QDI"), the qualified interest income rate ("QII"), and the qualified short-term gain rate ("QSTG") is presented below.

Funds	DRD	QDI	QII	QSTG
Direxion Daily Mid Cap Bull 3X Shares	66.02%	66.02%	0.00%	0.00%
Direxion Daily Mid Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P 500® Bull 3X Shares	35.40%	35.40%	0.00%	0.00%
Direxion Daily S&P 500® Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Small Cap Bull 3X Shares	87.08%	87.08%	0.00%	0.00%
Direxion Daily Small Cap Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE China Bull 3X Shares	85.77%	85.77%	0.00%	0.00%
Direxion Daily FTSE China Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily FTSE Europe Bull 3X Shares	86.76%	86.76%	0.00%	0.00%
Direxion Daily Latin America Bull 3X Shares	67.62%	67.62%	0.00%	0.00%
Direxion Daily MSCI Brazil Bull 3X Shares	2.60%	2.60%	0.00%	0.00%
Direxion Daily MSCI Developed Markets Bull 3X Shares	84.50%	84.50%	0.00%	0.00%
Direxion Daily MSCI Developed Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Emerging Markets Bull 3X Shares	79.39%	79.39%	0.00%	0.00%
Direxion Daily MSCI Emerging Markets Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI India Bull 3X Shares	82.23%	82.23%	0.00%	0.00%
Direxion Daily MSCI Japan Bull 3X Shares	85.93%	85.93%	0.00%	0.00%
Direxion Daily MSCI Mexico Bull 3X Shares	64.47%	64.47%	0.00%	0.00%
Direxion Daily MSCI South Korea Bull 3X Shares	62.53%	62.53%	0.00%	0.00%
Direxion Daily Russia Bull 3X Shares	94.51%	94.51%	0.00%	0.00%
Direxion Daily Russia Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Aerospace & Defense Bull 3X Shares	73.29%	73.29%	0.00%	0.00%
Direxion Daily Communication Services Index Bull 3X Shares	11.24%	11.24%	0.00%	0.00%
Direxion Daily Communication Services Index Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Consumer Discretionary Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Consumer Discretionary Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Consumer Staples Bull 3X Shares	38.94%	38.94%	0.00%	0.00%
Direxion Daily Consumer Staples Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Energy Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Energy Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Financial Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Financial Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Gold Miners Index Bull 3X Shares	33.12%	33.12%	0.00%	0.00%
Direxion Daily Gold Miners Index Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Healthcare Bull 3X Shares	25.19%	25.19%	0.00%	0.00%
Direxion Daily Homebuilders & Supplies Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Industrials Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bull 3X Shares	11.08%	11.08%	0.00%	0.00%
Direxion Daily Junior Gold Miners Index Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily MSCI Real Estate Bull 3X Shares	52.27%	52.27%	0.00%	0.00%
Direxion Daily MSCI Real Estate Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Natural Gas Related Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Natural Gas Related Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Pharmaceutical & Medical Bull 3X Shares	94.37%	94.37%	0.00%	0.00%
Direxion Daily Regional Banks Bull 3X Shares	96.17%	96.17%	0.00%	0.00%
Direxion Daily Regional Banks Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Retail Bull 3X Shares	100.00%	100.00%	0.00%	0.00%
Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares	60.48%	60.48%	0.00%	0.00%

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Supplemental Information (Unaudited)

Funds	DRD	QDI	QII	QSTG
Direxion Daily S&P Biotech Bull 3X Shares	15.46%	15.46%	0.00%	0.00%
Direxion Daily S&P Biotech Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares	74.92%	74.92%	0.00%	0.00%
Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Semiconductor Bull 3X Shares	98.37%	98.37%	0.00%	0.00%
Direxion Daily Semiconductor Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Technology Bull 3X Shares	76.48%	76.48%	0.00%	0.00%
Direxion Daily Technology Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily Transportation Bull 3X Shares	65.58%	65.58%	0.00%	0.00%
Direxion Daily Utilities Bull 3X Shares	11.59%	11.59%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bull 3X Shares	99.91%	99.91%	0.00%	0.00%
Direxion Daily 7-10 Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bull 3X Shares	55.99%	55.99%	0.00%	0.00%
Direxion Daily 20+ Year Treasury Bear 3X Shares	0.00%	0.00%	0.00%	0.00%

The Funds are designating as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount necessary to reduce the earnings and profits of the Funds related to net capital gain to zero for the tax year ending October 31, 2019. To the extent necessary to fully distribute such capital gain, the Funds also designate earnings and profits distributed to shareholders on the redemption of shares.

Householding

In an effort to decrease costs, the Funds intend to reduce the number of duplicate prospectuses, Annual and Semi-Annual Reports, proxy statements and other similar documents you receive by sending only one copy of each to those addresses shared by two or more accounts and to shareholders we reasonably believe are from the same family or household. Householding begins once you have signed your account application. After such time, if you would like to discontinue householding for your accounts, please call toll-free at (800) 851-0511 to request individual copies of these documents. Once the Funds receive notice to stop householding, we will begin sending individual copies thirty days after receiving your request. This policy does not apply to account statements.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

October 31, 2019

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the Trust, on behalf of the, each a series of the Trust. Each series of the Trust is referred to herein as a "Fund" and collectively as the "Funds."

Consistent with the Investment Company Act of 1940, as amended (the "1940 Act"), the Board of Trustees (the "Board") of the Direxion Shares ETF Trust (the "ETF Trust") annually considers the renewal of the Investment Advisory Agreement (the "Agreement") between Rafferty Asset Management, LLC (the "Adviser") and the ETF Trust, Direxion Daily 7-10 Year Treasury Bull 3X Shares, Direxion Daily 7-10 Year Treasury Bear 3X Shares, Direxion Daily 20+ Year Treasury Bull 3X Shares, Direxion Daily 20+ Year Treasury Bear 3X Shares, Direxion Daily MSCI Brazil Bull 3X Shares, Direxion Daily FTSE China Bull 3X Shares, Direxion Daily FTSE China Bear 3X Shares, Direxion Daily MSCI Developed Markets Bull 3X Shares, Direxion Daily MSCI Developed Markets Bear 3X Shares, Direxion Daily MSCI Emerging Markets Bull 3X Shares, Direxion Daily MSCI Emerging Markets Bear 3X Shares, Direxion Daily Energy Bull 3X Shares, Direxion Daily Energy Bear 3X Shares, Direxion Daily Financial Bull 3X Shares, Direxion Daily Financial Bear 3X Shares, Direxion Daily Gold Miners Index Bull 3X Shares, Direxion Daily Gold Miners Index Bear 3X Shares, Direxion Daily Healthcare Bull 3X Shares, Direxion Daily MSCI India Bull 3X Shares, Direxion Daily Latin America Bull 3X Shares, Direxion Daily Mid Cap Bull 3X Shares, Direxion Daily Mid Cap Bear 3X Shares, Direxion Daily Natural Gas Related Bull 3X Shares, Direxion Daily Natural Gas Related Bear 3X Shares, Direxion Daily MSCI Real Estate Bull 3X Shares, Direxion Daily MSCI Real Estate Bear 3X Shares, Direxion Daily Regional Banks Bull 3X Shares, Direxion Daily Regional Banks Bear 3X Shares, Direxion Daily Retail Bull 3X Shares, Direxion Daily Russia Bull 3X Shares, Direxion Daily Russia Bear 3X Shares, Direxion Daily S&P 500® Bull 3X Shares, Direxion Daily S&P 500® Bear 3X Shares, Direxion Daily Semiconductor Bull 3X Shares, Direxion Daily Semiconductor Bear 3X Shares, Direxion Daily Small Cap Bull 3X Shares, Direxion Daily Small Cap Bear 3X Shares, Direxion Daily MSCI South Korea Bull 3X Shares, Direxion Daily Technology Bull 3X Shares, Direxion Daily Technology Bear 3X Shares, Direxion Daily Junior Gold Miners Index Bull 3X Shares, Direxion Daily Junior Gold Miners Index Bear 3X Shares, Direxion Daily FTSE Europe Bull 3X Shares, Direxion Daily MSCI Japan Bull 3X Shares, Direxion Daily Homebuilders & Supplies Bull 3X Shares, Direxion Daily S&P Biotech Bull 3X Shares, Direxion Daily S&P Biotech Bear 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bull 3X Shares, Direxion Daily S&P Oil & Gas Exp. & Prod. Bear 3X Shares, Direxion Daily Consumer Discretionary Bull 3X Shares, Direxion Daily Consumer Discretionary Bear 3X Shares, Direxion Daily Consumer Staples Bull 3X Shares, Direxion Daily Consumer Staples Bear 3X Shares, Direxion Daily Utilities Bull 3X Shares, Direxion Daily Aerospace & Defense Bull 3X Shares, Direxion Daily MSCI Mexico Bull 3X Shares, Direxion Daily Transportation Bull 3X Shares, Direxion Daily Industrials Bull 3X Shares, Direxion Daily Pharmaceutical & Medical Bull 3X Shares, Direxion Daily Communication Services Index Bull 3X Shares, Direxion Daily Communication Services Index Bear 3X Shares, and the Direxion Daily Robotics, Artificial Intelligence & Automation Index Bull 3X Shares, each a series of the ETF Trust. The Agreement is initially approved for a two-year period and must be renewed yearly thereafter to remain in effect. Each series of the ETF Trust is referred to herein as a "Fund" and collectively as the "Funds."

At an in-person meeting held on August 27, 2019, following such consideration, the Board, including the trustees who are not "interested persons" of the Trust as defined in the 1940 Act (the "Independent Trustees"), unanimously approved the renewal of the Agreement, on behalf of the Funds. The Independent Trustees had previously considered information pertaining to the renewal of the Agreement outside the presence of the Adviser's representatives and Fund management in executive sessions held on August 13, 2019 and August 27, 2019. The Board, including the Independent Trustees, determined that the terms of the Agreement for the Funds were fair and reasonable and in the best interests of shareholders.

In considering whether to renew the Agreement, the Board requested, and the Adviser provided, information that the Board and Adviser believed to be reasonably necessary to evaluate the Agreement. Among other information, the Board obtained and reviewed the following:

•  Detailed information regarding the advisory services provided by the Adviser to the Funds;

•  The investment objectives of the Funds, which require daily rebalancing and the utilization of complex financial instruments that are not typical of traditional index tracking exchange-traded funds;

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

October 31, 2019

•  The level of attention required by the Adviser due to the frequent and large trading activity in the various Funds;

•  The Adviser's Form ADV;

•  Biographies of the employees primarily responsible for providing investment advisory services at the Adviser;

•  Information regarding each component of the contractual fee rates for the prior fiscal year;

•  Information regarding advisory fees earned and waivers made by the Adviser in connection with providing services to the Funds for the prior fiscal year or since inception (if shorter);

•  Information regarding fees paid to the Adviser under, and an evaluation of the services provided per, the Management Services Agreement for the prior fiscal year;

•  Performance information;

•  Comparative industry fee data;

•  Information regarding the consolidated financial condition of the Adviser; and

•  Information regarding how the Adviser monitors the Funds' compliance with regulatory requirements and ETF Trust procedures.

The Board considered that, with respect to most Funds, they had also received information relevant to their consideration since the Fund's inception and, most recently, throughout the past year at regular Board meetings in connection with their oversight of the Funds, including information bearing on the Funds' service provider arrangements and performance results. In addition, the Board received a memorandum from counsel regarding its responsibilities with respect to the approval of the Agreement and participated in a question and answer session with representatives of the Adviser. The Board carefully evaluated the relevant information and the Independent Trustees were advised by legal counsel with respect to their deliberations.

The Board did not identify any particular information that was most relevant to its consideration to approve the Agreement and each Trustee may have afforded different weight or importance to different factors. For each Fund, the Board considered, among others, the following factors to the extent applicable: (1) the nature, extent, and quality of the services provided; (2) the investment performance; (3) the profitability of the Fund and the advisory business to the Adviser; (4) the extent to which economies of scale might be realized as the Fund grows; (5) whether fee levels reflect these economies of scale, if any, for the benefit of the Fund's shareholders; (6) comparisons of services and fees with contracts entered into by the Adviser with other clients (such as institutional investors), if any; and (7) other benefits derived or anticipated to be derived and identified by the Adviser from its relationship with the Fund.

Nature, Extent and Quality of Services Provided. The Board reviewed, among other things, the Adviser's business, assets under management, financial resources and capitalization, quality and quantity of personnel, experience, the variety and complexity of its investment strategies, brokerage practices, and the adequacy of its compliance systems and processes. The Board reviewed the scope of services to be provided by the Adviser under the Agreement and noted there would be no significant differences between the scope of services provided by the Adviser in the past year and those to be provided in the upcoming year. The Board also considered the Adviser's representation to the Board that it would continue to provide investment and related services that are of materially the same quality as the services that have been provided to the Funds in the past and whether those services remain appropriate in scope and extent in light of the Funds' operations, the competitive landscape of the investment company business and investor needs. The Board focused on the quality of the Adviser's personnel and operations and the systems and processes required to manage the Funds effectively, and noted that these systems and processes may not be present at other investment advisers. In particular the Board considered: (1) the Adviser's success in achieving each Fund's daily leveraged investment objective; (2) the techniques the Adviser uses in managing leveraged portfolios, which include developing index optimization and representative sampling investment strategies as well as specialized skills for trading complex financial instruments; (3) information regarding the Adviser's management of derivatives trading activities on behalf of the Funds, including the selection of swap counterparties and the negotiation of favorable derivatives contract terms; (4) the Adviser's ability to manage the Funds in a tax efficient manner, which is more challenging for leveraged than non-leveraged funds; and (5) the size, professional experience and skills of the Adviser's portfolio management staff and the Adviser's ability to recruit, train and retain personnel with the relevant

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

October 31, 2019

experience and expertise necessary to manage the Funds. The Board considered that the Adviser oversees all aspects of the operation of the Funds, including oversight of the Funds' service providers, and provides compliance services to the Funds.

Comparison of Advisory Services and Fees. The Board considered the fairness and reasonableness of the investment advisory fee rate payable to the Adviser by each Fund in light of the investment advisory services provided by the Adviser. In this regard, the Board also considered the ability of investors to achieve independently the investment objective of the Funds and the costs to investors of seeking to do so by utilizing a margin account or other means. The Board concluded that it would be difficult for an investor to implement independently any Fund's investment strategy and that attempting to do so would likely be cost-prohibitive.

The Board further considered the fairness and reasonableness of the investment advisory fee rate payable to the relevant Adviser by each Fund in light of fee rates paid by other investment companies offering strategies similar in nature to the Funds. In this regard, the Board reviewed information prepared by the Adviser, using data provided by Morningstar, Inc., to compare the Funds' actual advisory fee rates, past and future management service fees, and gross and net total expenses with those of other funds with common key characteristics, such as asset size, investment objective or industry focus ("Peer Group"). The Board noted the difficulty in compiling the Peer Group because, by design, each Fund is unique and, therefore, few (if any) fund complexes have funds with substantially similar investment objectives and operations. They noted that an independent consultant reviewed the Peer Group selection methodology and the Peer Group for each Fund.

The Board noted that the comparison reports included the advisory fee and net and gross total expense ratios for each Fund and each Peer Group fund. The Board considered that the Adviser had agreed to limit the total expenses of the Funds (subject to certain exclusions) for the next year by contractually agreeing to pay certain expenses of the Funds under a separate Operating Expense Limitation Agreement.

Performance of the Funds. The Board focused on the correlation of each Fund's return to the model performance return for the periods ending June 30, 2019 and June 30, 2018 or since inception if a Fund did not have two full years of operations. In this regard, the Board considered each Fund's daily returns versus model returns ("Tracking Difference"), the standard deviation of the Tracking Differences, and a tracking error analysis provided by the Adviser. The Board also reviewed the total return of each Fund for the one-year or, if shorter, since inception period ended June 30, 2019. The Board considered reports provided to it in anticipation of the meeting, as well as performance reports provided at regular Board meetings throughout the year. The Board noted that the correlation of returns for each Fund to its model performance was generally within expected ranges during the reviewed periods. The Board considered that, given the investment objectives of the Funds, the correlation of each such Fund's performance with the model performance was a more meaningful factor than a Fund's total return.

Costs of Services Provided to the Funds and Profits Realized by the Adviser. The Board reviewed information regarding the profitability of the Adviser based on the fee rates payable under the Agreement. The Board considered the profitability of each Fund, if profitable, and the overall profitability of the Adviser, as reflected in the Adviser's profitability analysis, as well as information provided by the Adviser concerning the methodology used to allocate various expenses. The Board also considered the significant drivers of cost for the Adviser including, but not limited to, intellectual capital, the dedication of personnel resources to daily portfolio management activities (including rebalancing of the Funds), regulatory compliance, and entrepreneurial risk. The Board further considered a report on other investment advisers' profitability, which was compiled using publicly available information. The Board recognized that it is difficult to compare profitability among investment advisory firms because certain information is not publicly available. Further, to the extent such information is available, it is affected by numerous factors, including the nature of a firm's fund shareholder base, the structure of the adviser and its tax status, the types of funds it manages, its business mix, assumptions regarding allocations and the reporting of operating profits and net income net (rather than gross) of distribution and marketing expenses.

Economies of Scale. The Board considered the current breakpoints included in the Agreement, which provide for reduced advisory fee rates for each Fund and the impact when the assets of the Funds reach certain levels. The Board also considered the Adviser's representation that these breakpoints appropriately reflect the Funds' economies of scale.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Board Review of Investment Advisory Agreement (Unaudited)

October 31, 2019

Other Benefits. The Board considered indirect and "fall-out" benefits that the Adviser or its affiliates may derive from their relationship to the Funds. Such benefits include the Adviser's ability to leverage its investment management personnel or infrastructure to manage other accounts. In this regard, the Board noted that certain Funds pay a management services fee to the Adviser.

Conclusion. Based on, but not limited to, the above considerations and determinations, the Board, including the Independent Trustees, determined that the Agreement for the Funds was fair and reasonable in light of the nature, extent and quality of the services to be performed, the fee rates to be paid, the Adviser's expenses and such other matters as the Board considered relevant in the exercise of its business judgment. Accordingly, the Board concluded that the continuation of the Agreement was in the best interests of the shareholders of the Funds. On this basis, the Board unanimously voted in favor of the renewal of the Agreement.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The business affairs of the Funds are managed by or under the direction of the Board of Trustees. Information pertaining to the Trustees and Officers of the Funds is set below. The report includes additional information about the Funds' Trustees and Officers and is available without charge, upon request by calling 1-800-851-0511.

Interested Trustee

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Daniel D. O'Neill(1) Age: 51	Chairman of the Board of Trustees	Lifetime of Trust until removal or resignation; Since 2008	Managing Director of Rafferty Asset Management, LLC, January 1999 – January 2019 and Direxion Advisors, LLC, November 2017 – January 2019.	142	None.

Independent Trustees

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Gerald E. Shanley III Age: 76	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 2002; Business Consultant, 1985 – present; Trustee of Trust Under Will of Charles S. Payson, 1987 – present; C.P.A., 1979 – present.	142	None.
John A. Weisser Age: 78	Trustee	Lifetime of Trust until removal or resignation; Since 2008	Retired, since 1995; Salomon Brothers, Inc., 1971 – 1995, most recently as Managing Director.	142
					Director until December 2016: The MainStay Funds Trust, The MainStay Funds, MainStay VP Fund Series, Mainstay Defined Term Municipal Opportunities Fund; Private Advisors Alternative Strategy Fund; Private Advisors Alternative Strategies Master Fund.

(1)  Mr. O'Neill is affiliated with Rafferty and Direxion. Mr. O'Neill owns a beneficial interest in Rafferty.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 90 of the 127 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(2)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
David L. Driscoll Age: 50	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Partner, King Associates, LLP, since 2004; Board Advisor, University Common Real Estate, since 2012; Principal, Grey Oaks LLP since 2003; Member, Kendrick LLC, since 2006.	142	None.
Jacob C. Gaffey Age: 71	Trustee	Lifetime of Trust until removal or resignation; Since 2014	Managing Director of Loomis & Co. since 2012; Partner, Bay Capital Advisors, LLC 2008 – 2012.	142	None.
Henry W. Mulholland Age: 56	Trustee	Lifetime of Trust until removal or resignation; Since 2017	Grove Hill Partners LLC, since 2016 as Managing Partner; Bank of America Merrill Lynch, 1990 – 2015, most recently as Managing Director and Head of Equities for Americas.	142	None.

(2)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 90 of the 127 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

Direxion Shares ETF Trust

Trustees and Officers (Unaudited)

The officers of the Trust conduct and supervise its daily business. Unless otherwise noted, an individual's business address is 1301 Avenue of the Americas, 28th Floor, New York, New York 10019. As of the date of this report, the officers of the Trust, their ages, their business address and their principal occupations during the past five years are as follows:

Principal Officers of the Trust

Name, Address and Age	Position(s) Held with Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	# of Portfolios in Direxion Family of Investment Companies Overseen by Trustee(1)	Other Trusteeships/ Directorships Held by Trustee During Past Five Years
Robert D. Nestor Age: 50	President	One Year; Since 2018	President, Rafferty Asset Management, LLC and Direxion Advisors, LLC, since April 2018; Blackrock, Inc. (May 2007 – April 2018), most recently as Managing Director.	N/A	N/A
Patrick J. Rudnick Age: 46	Principal Executive Officer Principal Financial Officer	One Year; Since 2018 One Year; Since 2010	Senior Vice President, since March 2013, Rafferty Asset Management, LLC; Senior Vice President, since November 2017, Direxion Advisors, LLC.	N/A	N/A
Angela Brickl Age: 43	Chief Compliance Officer Secretary	One Year; Since 2018 One Year; Since 2011
			General Counsel, Rafferty Asset Management LLC, since October 2010 and Direxion Advisors, LLC, since November 2017; Chief Compliance Officer, Rafferty Asset Management, LLC, since September 2012 and Direxion Advisors, LLC, since November 2017.	N/A	N/A

(1)  The Direxion Family of Investment Companies consists of the Direxion Shares ETF Trust which, as of the date of this report, offers for sale to the public 90 of the 127 funds registered with the SEC, the Direxion Funds which, as of the date of this report, offers for sale to the public 15 funds registered with the SEC and the Direxion Insurance Trust which, as of the date of this report, does not have any funds registered with the SEC.

DIREXION ANNUAL REPORT

ANNUAL REPORT OCTOBER 31, 2019

1301 Avenue of the Americas (6th Ave.), 28th Floor  New York, New York 10019  www.direxioninvestments.com

Investment Adviser

Rafferty Asset Management, LLC
1301 Avenue of Americas (6th Ave.),
28th Floor
New York, NY 10019

Administrator

U.S. Bancorp Fund Services, LLC
P.O. Box 1993
Milwaukee, WI 53201-1993

Independent Registered Public Accounting Firm

Ernst & Young LLP
220 South 6th Street
Minneapolis, MN 55402

Transfer Agent, Custodian & Index Receipt Agent

The Bank of New York Mellon
101 Barclay Street
New York, New York 10286

Distributor

Foreside Fund Services, LLC
Three Canal Plaza, Suite 100
Portland, Maine 01401
www.foreside.com

You may obtain a description of the Direxion Shares ETF Trust proxy voting, policies, procedures and information regarding how each Fund voted proxies relating to portfolio securities during the 12-month period ending June 30 (available by August 31) without charge, upon request, by calling (800) 851-0511 or by accessing the SEC's website at www.sec.gov. Such reports maybe reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800.SEC.0330.

Each Fund's premium/discount information is available free of charge on the Funds' website, www.direxioninvestments.com or by calling (800) 851-0511.

The Trust files complete schedule of portfolio holdings with the SEC for its first and third fiscal quarters on Part F of Form N-PORT. The Funds' Part F of Form N-PORT (and Form N-Q prior to April 30, 2019) is available on the SEC's website at www.sec.gov.

This report has been prepared for shareholders and may be distributed to others only if preceded or accompanied by a current prospectus.

PRIVACY NOTICE

At the Direxion Funds, we are committed to protecting your privacy. To open and service your Direxion accounts, we collect and maintain certain nonpublic personal information about you, such as your address, phone number, social security number, purchases, sales, account balances, bank account information and other personal financial information. We collect this information from the following sources:

•  Account applications or other forms on which you provide information,

•  Mail, e-mail, the telephone and our website, and

•  Your transactions and account inquiries with us.

We safeguard the personal information that you have entrusted to us in the following ways:

•  As a general policy, only those employees who maintain your account and respond to your requests for additional services have access to your account information.

•  We maintain physical, electronic, and procedural safeguards to insure the security of your personal information and to prevent unauthorized access to your information.

We do not disclose any nonpublic personal information about you or our former shareholders to anyone, except as permitted or required by law. In the course of conducting business and maintaining your account we may share shareholder information, as allowed by law, with our affiliated companies and with other service providers, including financial intermediaries, custodians, transfer agents and marketing consultants. Those companies are contractually bound to use that information only for the services for which we hired them. They are not permitted to use or share our shareholders' nonpublic personal information for any other purpose. There also may be times when we provide information to federal, state or local authorities as required by law.

In the event that you hold fund shares of Direxion through a financial intermediary, including, but not limited to, a broker-dealer, bank, or trust company, the privacy policy of your financial intermediary would govern how your nonpublic personal information would be shared with nonaffiliated third parties.

For questions about our policy, please contact us at (800) 851-0511.

This page is not a part of the Annual Report.

DIREXION ANNUAL REPORT

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer.  The registrant has not made any amendments to its code of ethics during the period covered by this report.  The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.  A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of trustees has determined that there is at least one audit committee financial expert serving on its audit committee.  Gerald E. Shanley III is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past fiscal year.  “Audit services” refer to performing an audit of the registrant’s annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for the fiscal year.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning, including assessment of FIN 48 for the Funds and additional tax research. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last fiscal year for audit fees, audit-related fees, tax fees and other fees by the principal accountant.  The table presents aggregate fees billed to the registrant and reflected in the financial statements of the report to shareholders.

	FYE 10/31/2019	FYE 10/31/2018
Audit Fees	$1,556,322	$1,414,642
Audit-Related Fees	—	—
Tax Fees	614,979	542,740
All Other Fees	—	—

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant.

The percentages of fees billed by Ernst & Young LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 10/31/2019	FYE 10/31/2018
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.  (If more than 50 percent of the accountant’s hours were spent to audit the registrant’s financial statements for the fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.)

The following table indicates the non-audit fees, other than the tax services as noted above, billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last year.  The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser is compatible with maintaining the principal accountant’s independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2019	FYE 10/31/2018
Registrant	None	None
Registrant’s Investment Adviser	None	None

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors/trustees.

Item 11. Controls and Procedures.

(a)         The Registrant’s President and Principal Financial Officer have reviewed the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934.  Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)         There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal half-year of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 13. Exhibits.

(a)         (1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit.  Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002.  Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable to open-end investment companies.

(4) Change in the registrant’s independent public accountant.  There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)         Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002.  Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Direxion Shares ETF Trust

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	12/30/2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Executive Officer

Date	12/30/2019

By (Signature and Title)	/s/ Patrick J. Rudnick
Patrick J. Rudnick, Principal Financial Officer

Date	12/30/2019